UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2016

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 17 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Adviser Commentary (Unaudited)

To Our Shareholders—November 8, 2016

On the following pages, you will find the 2016 Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The Annual Report covers the six- and 12-month periods ended September 30, 2016 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been volatile over the last six months. The second calendar quarter was marked by multiple large swings up and down, driven by concerns over slow global economic growth, and the surprise Brexit vote near quarter-end triggered a dramatic sell-off that swiftly reversed within a week. The third calendar quarter built on that recovery but volatility reappeared with the arrival of September and fears of a potential interest rate increase by the Federal Reserve. For the six-month period as a whole, returns were strongly positive for the emerging markets and positive for the international developed markets.

Volatility levels have fallen recently but we continue to expect to see short-term spikes. As a result, our Dynamic Asset Allocation team is modestly overweight equities and real assets and underweight bonds. Within equities in DAA, we are slightly overweight emerging markets and US small-cap equities. We continue to monitor our tactical position on an ongoing basis.

Markets have grown increasingly sensitive to indications the Federal Reserve may increase interest rates, yet given the weakness in other parts of the globe, we expect any move to do so will be gradual and moderate. Much will depend on how the US dollar and other currencies move in the weeks and months ahead, as well as how other central banks react to unfolding developments.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth J. Masters

President

Sanford C. Bernstein Fund, Inc.

* This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward

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2016 Annual Report	1

Portfolio Adviser Commentary (continued)

contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

Global equity markets rose during the 6-month and 12-month reporting periods as concerns about global growth dissipated and the monetary policy stance of the major developed economy central banks remained supportive. As shown in the table on page 13, the Portfolios posted solid absolute performance and outpaced both the MSCI EAFE Index and the Lipper International Multi-Cap Growth Funds Average in the 12-month period. In the 6-month period, the International Portfolio slightly beat the index and the International Tax-Managed Portfolio slightly lagged. In the six-month period, both Portfolios trailed the category average. Performance in Europe, which represented around 58% of the Portfolios’ holdings, was mixed. Stock selection in France was a positive contributor, while UK stock selection detracted over the six- and 12-month periods. Asia, which represented about 32%, contributed to outperformance. The Portfolios’ largest country exposures, which are driven by our bottom-up stock selection, are in the United Kingdom, Japan and France.

In the 6-month period, security selection in Consumer Discretionary and Information Technology made the most significant contribution to outperformance from a sector perspective. In the 12-month period, stock selection in Information Technology and Financials contributed to outperformance in the Portfolios. Stock selection in Industrials and Energy detracted from performance in both the six-month and 12-month periods. From a country perspective, stock selection in Japan and France made a positive contribution to relative performance in both the 6-month and 12-month periods, while the UK had a negative impact.

The Portfolios utilized derivatives in the form of currency forwards for hedging purposes, which had an immaterial impact during the 6-month period, but added to returns during the 12-month period. The Portfolios also utilized Treasury futures for investment purposes, which added to performance for both periods for the International Portfolio; for the Tax-Managed International Portfolio, they added to performance for the 6-month period but detracted from performance in the 12-month period.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also

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Portfolio Adviser Commentary (continued)

invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

Investment Results

Emerging markets performed strongly in the 6-month and 12-month periods as pessimism about the slowdown in economic growth in many developing countries abated. The turnaround in commodity prices, after a sharp sell-off in preceding years, also boosted the asset class. As the table on page 13 shows, for both reporting periods the Portfolio posted strong absolute performance and outpaced the MSCI Emerging Markets Index. While the Portfolio outperformed the Lipper Emerging Markets Funds Average in the 6-month period, it lagged the category slightly in the 12-month period. Outperformance was largely driven by security selection in both periods.

For the 6-month period, strong stock selection in Financials and Consumer Staples and Discretionary made the most significant contribution to outperformance. From a country perspective, security selection in South Africa and Russia boosted relative performance. Stock selection in Indonesia had a negative impact.

During the 12-month period, the most significant contributor to relative outperformance came from stock selection in Consumer Discretionary and Financials. Security selection in China, South Africa and Taiwan also contributed to strong performance. Stock selection in Indonesia had a negative impact.

The Portfolio did not use leverage or derivatives during either reporting period.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

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Portfolio Adviser Commentary (continued)

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the Short Duration New York and Short Duration California Portfolios, New York investors and California investors, respectively). The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

For the first time since the financial crisis, the Federal Reserve (the “Fed”) raised short-term interest rates in December 2015. Slow economic growth and tame inflation kept the Fed on the sidelines for the remainder of the investment period. While short-term rates rose modestly in other markets, short-term municipal interest rates were largely unaffected due to a dearth of supply. That began to change during the summer as municipal short-term interest rates rose with the liquidation of assets from municipal money market funds ahead of new regulations for municipal money market funds that took effect in mid-October.

As shown in the table on page 13, the returns of the Short Duration Diversified Municipal and Short Duration California Municipal Portfolios were in-line with the benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, over the last six months, but behind peers as their average duration was less than that of the peer group’s average duration. The Short Duration New York Municipal Portfolio had a very strong quarter due primarily to issuer selection. Over the 12-month period, the Short Duration Diversified Municipal and Short Duration New York Municipal Portfolios outpaced the benchmark, but trailed the average peer return, again due to a slightly shorter average duration than peers. The 12-month return of the Short Duration California Municipal Portfolio lagged both the benchmark and peers, in part because of the relatively low starting yields of short-term California municipal securities.

The Portfolios utilized inflation swaps and interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Municipal Portfolio, New York state and local taxes and, in the case of the California Municipal Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York Municipal and California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York Municipal and California Municipal Portfolios, New York investors and California investors,

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

Investment Results

The Fed captured market sentiment well in their September 2016 press release saying “economic activity has picked-up from the modest pace in the first half of the year.” After having rallied in the first six months of the year, municipal bond values dropped modestly over the last three months in response to better economic growth, the increased prospects of tighter monetary policy ahead, and a growing new issue calendar for municipals.

As shown in the table on page 13, the Portfolios’ returns over the last six months were largely in-line with their peers and slightly ahead of their benchmark, the Bloomberg Barclays 5-Year GO Municipal Bond Index, and firmly ahead of both the benchmark and peers over 12 months. Maturity, sector and security selection all added modestly to returns over both the six- and 12-month periods. The fact that we had a slightly longer average maturity than normal added modestly to returns, as did an overweight of bonds maturing in six- to seven-years. A modest overweight to mid-grade issuers also added to returns over both periods. We’re still in a low interest rate environment, and investors’ need for income remained strong based on the strong bids for mid-grade and high-yield bonds. A small position in intermediate Treasuries modestly detracted from returns.

The Portfolios utilized inflation swaps and interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods. Additionally, the Diversified Municipal Portfolio utilized credit default swaps for investment purposes, which had an immaterial impact on performance for both periods.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 13 shows the Portfolio’s performance compared to its benchmark, the BofA ML 1-3 Year U.S. Treasury Index, and the Lipper Short-Term Investment Grade Debt Funds Average (a comparison to peers of similarly managed funds, “Lipper Average”) for the six- and 12-month periods ended September 30, 2016. The Portfolio outperformed its benchmark for both the six- and 12-month periods yet underperformed the Lipper Average.

Sector positioning contributed to returns relative to the benchmark for both the six- and 12-month periods, mainly from an overweight to Asset-Backed Securities, Commercial Mortgage Backed Securities and Investment Grade Corporates. Security selection within Mortgage Pass-Thrus contributed for both periods. Yield curve positioning detracted for both periods, specifically an overweight to the 2-year part of the yield curve. Country selection had an immaterial impact on performance for both the six- and 12-month periods.

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Portfolio Adviser Commentary (continued)

During both periods, the Portfolio utilized currency forwards to hedge currency risk. Credit default swaps were utilized to gain exposure to the CMBS market. Treasury futures and interest rate swaps were utilized to manage the duration, country exposure and yield-curve positioning of the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others.

The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 13 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average (a comparison to peers of similarly managed funds, “Lipper Average”) for the six- and 12-month periods ended September 30, 2016. The Portfolio outperformed its benchmark as well as the Lipper Average for both the six- and 12- month periods.

Sector positioning contributed to returns relative to the benchmark for both the six- and 12-month periods, mainly from an overweight to Securitized Assets, specifically Credit Risk Share transactions, as well as an overweight to Non-Investment Grade Corporates. Security selection contributed for both time periods, specifically within the Energy and Technology industries. Country positioning contributed for both periods, specifically exposure to Brazil and the United Kingdom. An overall shorter duration compared to the benchmark detracted for both periods. Yield curve positioning detracted for both periods; for the 12-month period an underweight to longer maturity bonds detracted and for the six-month period an overweight to shorter maturity bonds detracted. Currency selection had an immaterial impact on performance for both the six- and 12-month periods.

During both periods, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Treasury futures and interest rate swaps, were utilized to manage the duration, country exposure and yield-curve positioning of the Portfolio. Equity options were utilized to hedge market risk. During the 12-month period inflation swaps were utilized to gain inflation exposure and to manage inflation curve exposure.

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The Bloomberg Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as one of the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Disclosures and Risks continued on next page

2016 Annual Report	7

Disclosures and Risks (continued)

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Advisor may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Advisor may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Advisor and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Bernstein International, Bernstein Tax-Managed International, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In

Disclosures and Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds a Portfolio that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest

Disclosures and Risks continued on next page

2016 Annual Report	9

Disclosures and Risks (continued)

rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to

Disclosures and Risks continued on next page

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Intermediate Duration Portfolio:

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 13 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Disclosures and Risks continued on next page

2016 Annual Report	11

Disclosures and Risks (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Adviser. Please read the prospectus and/or summary prospectus carefully before investing.

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS^		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2016	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	4.94%	8.63%	6.90%	-1.09%	2.86%	4/30/1999
Tax-Managed International*	4.85%	8.65%	7.01%	-1.09%	5.43%	6/22/1992
Return after taxes on Distributions†	4.85%	8.37%	6.75%	-1.55%	4.54%
Return after taxes on Distributions and sale of shares†	2.74%	5.29%	5.71%	-0.27%	4.59%
MSCI EAFE Index	4.88%	6.52%	7.39%	1.82%
Lipper International Multi-Cap Growth Funds Average	5.50%	8.36%	8.04%	2.66%

Emerging Markets‡	11.96%	18.04%	4.10%	2.80%	6.62%	12/15/1995
MSCI Emerging Markets Index	9.75%	16.78%	3.03%	3.94%
Lipper Emerging Markets Funds Average	11.27%	18.65%	4.04%	3.66%

Short Duration New York Municipal	0.54%	0.75%	0.52%	1.54%	2.45%	10/3/1994
Short Duration California Municipal	0.16%	0.08%	0.21%	1.37%	2.32%	10/3/1994
Short Duration Diversified Municipal	0.24%	0.55%	0.47%	1.59%	2.57%	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	0.15%	0.43%	0.70%	1.91%
Lipper Short-Term Municipal Debt Funds Average	0.39%	0.85%	0.83%	1.54%

Diversified Municipal	1.24%	3.40%	2.46%	3.41%	4.66%	1/9/1989
California Municipal	1.30%	3.46%	2.44%	3.35%	4.44%
New York Municipal	1.59%	3.90%	2.46%	3.39%	4.68%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	1.11%	2.83%	2.39%	3.93%
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	1.28%	3.19%	2.34%	2.93%

Short Duration Plus*	0.66%	0.96%	0.58%	1.45%	4.11%	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.42%	0.88%	0.69%	2.25%
Lipper Short-Term Investment Grade Debt Funds Average	1.41%	1.91%	1.52%	1.89%

Intermediate Duration*	3.78%	6.33%	3.49%	5.10%	6.27%	1/17/1989
Bloomberg Barclays U.S. Aggregate Bond Index	2.68%	5.19%	3.08%	4.79%
Lipper Core Bond Funds Average	3.11%	5.24%	3.29%	4.39%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.21% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.70% for Short Duration New York Municipal Portfolio; 0.83% for Short Duration California Municipal Portfolio; 0.63% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.55% for Diversified Municipal Portfolio; 0.64% for Short Duration Plus Portfolio; and 0.59% for Intermediate Duration Portfolio. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20% for International Portfolio. These waivers/reimbursements may not be terminated before January 15, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2016, September 30, 2014 and September 30, 2013 by 0.01%, 0.01% and 0.02%, respectively, and the Intermediate Duration Portfolio for the years ended September 30, 2016 and September 30, 2013 by 0.03% and 0.01%, respectively, and the Short Duration Plus Portfolio for the year ended September 30, 2016 by 0.05%.

^	Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 as follows for International Portfolio, Tax-Managed Portfolio, Emerging Markets Portfolio, Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio by 0.02%, 0.01%, 0.03%, 0.08%, 0.23%, 0.04%, 0.01%, 0.01%, 0.004%, 0.03%, and 0.01%, respectively.

†	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

‡	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 7–12.

(Historical Performance continued on next page)

2016 Annual Report	13

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2016.

See Disclosures, Risks and Note about Historical Performance on pages 7–12.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

California Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Diversified Municipal
Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2016.

See Disclosures, Risks and Note about Historical Performance on pages 7–12.

2016 Annual Report	15

Expense Example—September 30, 2016 (Unaudited)

As a shareholder of the Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,049.40	$5.89	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%

Tax-Managed International Class Shares
Actual	$1,000	$1,048.50	$5.63	1.10%
Hypothetical**	$1,000	$1,019.50	$5.55	1.10%

Emerging Markets Class Shares
Actual	$1,000	$1,119.60	$7.84	1.48%
Hypothetical**	$1,000	$1,017.60	$7.47	1.48%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,005.40	$3.71	0.74%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,001.60	$4.55	0.91%
Hypothetical**	$1,000	$1,020.45	$4.60	0.91%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,002.40	$3.25	0.65%
Hypothetical**	$1,000	$1,021.75	$3.29	0.65%

New York Municipal Class Shares
Actual	$1,000	$1,015.90	$3.07	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%

California Municipal Class Shares
Actual	$1,000	$1,013.00	$3.17	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,012.40	$2.67	0.53%
Hypothetical**	$1,000	$1,022.35	$2.68	0.53%

Short Duration Plus Class Shares
Actual	$1,000	$1,006.60	$3.26	0.65%
Hypothetical**	$1,000	$1,021.75	$3.29	0.65%

Intermediate Duration Class Shares
Actual	$1,000	$1,037.80	$2.95	0.58%
Hypothetical**	$1,000	$1,022.10	$2.93	0.58%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2016 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	19.1%
	Consumer Discretionary	14.3
	Consumer Staples	12.4
	Industrials	11.8
	Information Technology	11.6
	Health Care	10.4
	Energy	7.6
	Telecommunication Services	7.1
	Materials	3.2
	Real Estate	1.3
	Utilities	1.2

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	19.1%
	Consumer Discretionary	14.4
	Consumer Staples	12.3
	Industrials	11.8
	Information Technology	11.5
	Health Care	10.4
	Energy	7.6
	Telecommunication Services	7.0
	Materials	3.3
	Real Estate	1.3
	Utilities	1.3

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	26.4%
	Information Technology	24.2
	Consumer Discretionary	11.2
	Consumer Staples	9.9
	Energy	7.3
	Real Estate	4.6
	Materials	4.2
	Health Care	3.5
	Industrials	3.2
	Telecommunication Services	2.9
	Utilities	2.6

*	All data are as of September 30, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

(a)	“Other” represents 3.3% in MSCI EM Index countries, 4.1% in MSCI EAFE Index countries and 0.5% in other emerging market countries.

(b)	“Other” represents 3.3% in MSCI EM Index countries, 4.2% in MSCI EAFE Index countries and 0.5% in other emerging market countries.

(c)	“Other” represents 3.9% in MSCI EM Index countries, 0.9% in MSCI EAFE Index countries and 1.0% in other emerging market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2016 Annual Report	17

Portfolio Summary—September 30, 2016 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

(a)	“Other” represents less than 2.9% in 12 different states.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2016 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2016. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

(a)	“Other” represents less than 0.2% in 3 different states and Guam.

(b)	“Other” represents less than 1.7% in 26 different states, District of Columbia and Puerto Rico.

2016 Annual Report	19

Portfolio Summary—September 30, 2016 (Unaudited) (continued)

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2016. The Portfolio’s security type breakdown is expressed as a percentage of each Portfolio’s total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

(a)	“Other” represents less than 0.2% in Common Stocks, Emerging Markets—Corporate Bonds, Governments—Sovereign Bonds and Options Purchased—Puts.

20	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2016

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,516,941,906	$3,577,085,169	$1,340,960,267
Foreign currencies, at value (a)	5,031,683	12,963,166	3,919,052
Cash	0	0	1,305,623
Cash collateral due from broker	866,778	2,084,298	0
Due from custodian	279,782	409,731	339,858
Receivables:
Dividends and interest	3,723,037	9,161,908	1,475,687
Foreign withholding tax reclaims	4,072,502	10,393,543	148,378
Investment securities sold and foreign currency transactions	9,647,053	22,954,446	9,778,116
Capital shares sold	660,155	1,196,514	441,035
Unrealized appreciation of forward currency exchange contracts	1,069,380	11,460,961	0

Total assets	1,542,292,276	3,647,709,736	1,358,368,016

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	16,148,789	36,729,845	13,281,295
Capital shares redeemed	1,542,302	4,827,887	2,371,943
Management fee	1,054,001	2,420,206	1,228,103
Foreign capital gains taxes	34,008	80,674	1,992,907
Shareholder servicing fee	278,547	668,133	249,530
Margin owed to broker on exchange-traded derivatives	43,383	108,521	0
Transfer Agent fee	18,138	29,421	37,079
Distribution fee	2,162	603	0
Accrued expenses and other liabilities	160,911	251,457	876,224
Unrealized depreciation of forward currency exchange contracts	1,437,175	14,810,989	0

Total liabilities	20,719,416	59,927,736	20,037,081

NET ASSETS (b)	$1,521,572,860	$3,587,782,000	$1,338,330,935

Cost of investments	$1,404,528,362	$3,316,218,524	$1,199,522,999

NET ASSETS CONSIST OF:
Capital stock, at par	$96,918	$227,418	$51,044
Additional paid-in capital	2,446,594,417	5,293,805,705	1,335,220,250
Undistributed net investment income	24,833,920	61,547,011	7,093,218
Accumulated net realized loss on investment and foreign currency transactions	(1,062,041,251)	(2,025,216,862)	(143,490,389)
Net unrealized appreciation/depreciation of:
Investments and futures transactions (c)	112,436,245	260,875,828	139,444,361
Foreign currency denominated assets and liabilities	(347,389)	(3,457,100)	12,451

	$1,521,572,860	$3,587,782,000	$1,338,330,935

(a) Cost: $5,031,360, $12,944,113 and $3,920,010, respectively. (Note 1)

(b) See page 22 for share class information on net asset value, offering price, and redemption price per share of the International, Tax-Managed International and Emerging Markets Portfolio.

(c) Net of accrued foreign capital gains taxes of $34,008, $80,674 and $1,992,907, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2016 Annual Report	21

Statement of Assets and Liabilities—September 30, 2016 (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,355,337,162
Shares of capital stock outstanding	86,202,914

Net asset value, offering and redemption price per share	$15.72

Tax-Managed International Class Shares
Net Assets		$3,247,503,969
Shares of capital stock outstanding		205,605,723

Net asset value, offering and redemption price per share		$15.79

Emerging Markets Class Shares
Net Assets			$1,215,605,464
Shares of capital stock outstanding			46,372,367

Net asset value, offering and redemption price per share			$26.21

Class A Shares
Net Assets	$3,882,643	$1,519,183
Shares of capital stock outstanding	250,642	97,569

Net asset value and redemption price per share	$15.49	$15.57
Sales charge—4.25% of public offering price	0.69	0.69

Maximum offering price	$16.18	$16.26

Class B Shares
Net Assets	$21,434	$4,588
Shares of capital stock outstanding	1,367	292.34

Net asset value and offering price per share	$15.68	$15.69

Class C Shares
Net Assets	$1,627,840	$352,613
Shares of capital stock outstanding	105,246	22,677

Net asset value and offering price per share	$15.47	$15.55

Class Z Shares
Net Assets	$160,703,781	$338,401,647	$122,725,471
Shares of capital stock outstanding	10,357,615	21,691,645	4,671,856

Net asset value and offering price per share	$15.52	$15.60	$26.27

22	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
ASSETS
Investments in securities, at value	$56,011,638	$16,212,278	$147,096,107
Cash	1,317	1,024	0
Due from custodian	43,600	38,909	60,472
Receivables:
Interest	714,689	204,064	1,445,057
Investment securities sold	10,000	0	10,000
Capital shares sold	40,011	0	44,088
Receivable due from Adviser	0	7,708	0
Unrealized appreciation of inflation swaps	20,084	5,335	52,098
Unrealized appreciation of interest rate swaps	1,219	0	15,108

Total assets	56,842,558	16,469,318	148,722,930

LIABILITIES
Payables:
Dividends to shareholders	1,666	47	3,421
Capital shares redeemed	26,990	24,817	144,709
Management fee	12,639	0	45,008
Custody fee payable	10,293	9,222	11,975
Shareholder servicing fee	4,735	1,364	12,415
Transfer Agent fee	3,001	2,973	3,066
Accrued expenses	6,220	4,249	13,198
Unrealized depreciation of interest rate swaps	0	2,379	0

Total liabilities	65,544	45,051	233,792

NET ASSETS	$56,777,014	$16,424,267	$148,489,138

Cost of investments	$56,530,494	$16,644,952	$147,760,151

SHARES OF CAPITAL STOCK OUTSTANDING	4,547,180	1,323,518	11,783,330

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.49	$12.41	$12.60

NET ASSETS CONSIST OF:
Capital stock, at par	$4,547	$1,324	$11,783
Additional paid-in capital	57,616,555	17,115,338	149,105,187
Undistributed net investment income/(distributions in excess of net investment income)	(1,601)	174	18,127
Accumulated net realized loss on investment transactions	(344,934)	(262,851)	(49,121)
Net unrealized depreciation of investments, inflation rate swaps and interest rate swaps	(497,553)	(429,718)	(596,838)

	$56,777,014	$16,424,267	$148,489,138

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2016 Annual Report	23

Statement of Assets and Liabilities—September 30, 2016 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
ASSETS
Investments in securities, at value	$1,784,866,366	$1,223,210,517	$6,919,483,104
Cash	20,085	0	9,604
Cash collateral due from broker	0	0	1,508,508
Due from custodian	124,348	93,502	266,659
Receivables:
Interest	20,575,484	15,373,859	75,183,357
Investment securities sold	35,000	0	90,000
Capital shares sold	701,081	2,747,224	10,121,671
Unrealized appreciation of interest rate swaps	77,278	129,145	420,123
Unrealized appreciation of inflation swaps	656,921	448,761	2,542,215

Total assets	1,807,056,563	1,242,003,008	7,009,625,241

LIABILITIES
Cash collateral due to broker	420,000	300,000	2,870,000
Payables:
Dividends to shareholders	983,405	632,956	3,645,552
Investment securities purchased	0	2,534,756	29,373,164
Capital shares redeemed	2,289,554	489,730	6,250,397
Management fee	705,781	496,495	2,360,523
Shareholder servicing fee	127,906	91,540	430,593
Distribution fee	84,348	37,640	181,779
Margin owed to broker on exchange-traded derivatives	0	0	93,764
Transfer Agent fee	7,700	4,899	48,536
Accrued expenses	135,915	102,279	509,150
Unrealized depreciation of interest rate swaps	174,129	0	0

Total liabilities	4,928,738	4,690,295	45,763,458

NET ASSETS (a)	$1,802,127,825	$1,237,312,713	$6,963,861,783

Cost of investments	$1,697,590,895	$1,163,112,459	$6,613,146,257

NET ASSETS CONSIST OF:
Capital stock, at par	$125,719	$84,790	$474,745
Additional paid-in capital	1,729,051,357	1,193,335,990	6,689,545,390
Undistributed net investment income/(distributions in excess of net investment income)	(57,728)	(195,106)	(687,630)
Accumulated net realized loss on investment transactions	(14,827,064)	(16,588,925)	(34,691,425)
Net unrealized appreciation of investments credit default swaps, inflation swaps and interest rate swaps	87,835,541	60,675,964	309,220,703

	$1,802,127,825	$1,237,312,713	$6,963,861,783

(a) See page 25 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,560,549,375	$1,119,515,570	$5,276,926,745
Shares of capital stock outstanding	108,861,729	76,717,332	359,711,737

Net asset value and offering price per share	$14.34	$14.59	$14.67

Class A Shares
Net Assets	$181,487,995	$92,258,542	$450,882,252
Shares of capital stock outstanding	12,664,235	6,322,200	30,712,622

Net asset value and redemption price per share	$14.33	$14.59	$14.68
Sales charge—3.00% of public offering price	0.44	0.45	0.45

Maximum offering price	$14.77	$15.04	$15.13

Class B Shares
Net Assets	$15,626	$0	$78,307
Shares of capital stock outstanding	1,091	0	5,335

Net asset value and offering price per share	$14.32	$0	$14.68

Class C Shares
Net Assets	$56,848,607	$22,272,513	$108,639,715
Shares of capital stock outstanding	3,966,394	1,526,413	7,402,961

Net asset value and offering price per share	$14.33	$14.59	$14.68

Advisor Class Shares
Net Assets	$3,226,222	$3,266,088	$1,127,334,764
Shares of capital stock outstanding	225,130	223,810	76,912,437

Net asset value and offering price per share	$14.33	$14.59	$14.66

2016 Annual Report	25

Statement of Assets and Liabilities—September 30, 2016 (continued)

	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS
Investments in securities, at value	$326,173,165	$3,751,648,979
Cash	20,829,007	37,245,787
Cash collateral due from broker	427,936	20,677,890
Due from custodian	104,627	278,107
Receivables:
Interest	784,111	16,872,028
Investment securities sold	0	326,068,541
Capital shares sold	12,614,958	3,613,766
Margin due from broker on exchange-traded derivatives	0	340,833
Unrealized appreciation of forward currency exchange contracts	0	1,501,383
Unrealized appreciation of credit default swaps	4,359	239,865
Upfront premium paid on credit default swaps	0	124,853

Total assets	360,938,163	4,158,612,032

LIABILITIES
Reverse repurchase agreements	0	50,225,894
Options written, at value (premium received $0 and $134,400, respectively)	0	6,425
Payables:
Dividends to shareholders	75,770	2,452,070
Investment securities purchased	9,583,369	641,124,383
Capital shares redeemed	182,590	3,888,910
Margin owed to broker on exchange-traded derivatives	41,764	3,327,202
Management fee	118,105	1,290,371
Shareholder servicing fee	24,362	281,609
Transfer Agent fee	4,888	23,918
Distribution fee	14,420	0
Accrued expenses	56,953	205,600
Unrealized depreciation of forward currency exchange contracts	552,731	8,404,438
Unrealized depreciation of credit default swaps	29,843	662,135
Unrealized depreciation of interest rate swaps	0	48,894
Upfront premium received on credit default swaps	225,449	2,725,323

Total liabilities	10,910,244	714,667,172

NET ASSETS (a)	$350,027,919	$3,443,944,860

Cost of investments	$325,153,956	$3,648,577,336

SHARES OF CAPITAL STOCK OUTSTANDING		252,668,467

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE		$13.63

NET ASSETS CONSIST OF:
Capital stock, at par	$29,796	$252,668
Additional paid-in capital	368,771,125	3,303,167,330
Distributions in excess of net investment income	119,740	3,293,106
Accumulated net realized gain (loss) on investment and foreign currency transactions	(19,320,062)	37,046,817
Net unrealized appreciation/depreciation of:
Investments, futures, credit default swaps, interest rate swaps and options written transactions	980,051	107,039,822
Foreign currency denominated assets and liabilities	(552,731)	(6,854,883)

	$350,027,919	$3,443,944,860

(a) See page 27 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$313,719,535
Shares of capital stock outstanding	26,705,730

Net asset value and offering price per share	$11.75

Class A Shares
Net Assets	$25,614,667
Shares of capital stock outstanding	2,178,574

Net asset value and redemption price per share	$11.76
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.28

Class B Shares
Net Assets	$111,316
Shares of capital stock outstanding	9,487

Net asset value and offering price per share	$11.73

Class C Shares
Net Assets	$10,582,401
Shares of capital stock outstanding	902,153

Net asset value and offering price per share	$11.73

2016 Annual Report	27

Statement of Operations—for the year ended September 30, 2016

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$9,916	$25,805	$6,305
Dividends (a)	43,300,531	101,959,763	25,472,262
Other income (b)	279,782	409,731	339,858

Total income	43,590,229	102,395,299	25,818,425

Expenses:
Management fee (see Note 2A)	13,643,505	31,362,016	13,895,504
Shareholder servicing fee (see Note 2B)	3,545,934	8,511,118	2,843,006
Custodian fee	403,790	583,658	561,652
Transfer Agent fee—Class A	12,666	2,642	0
Transfer Agent fee—Class B	133	23	0
Transfer Agent fee—Class C	5,655	706	0
Transfer Agent fee—Non-Retail Class	123,468	177,895	288,749
Transfer Agent fee—Class Z	18,522	39,019	13,426
Distribution fees—Class A	10,216	3,704	0
Distribution fees—Class B	331	47	0
Distribution fees—Class C	17,809	3,847	0
Registration fees	94,846	89,859	44,724
Auditing and tax fees	72,078	148,897	71,199
Printing fees	70,819	69,103	105,698
Directors’ fees and expenses	51,792	121,856	40,358
Legal fees	33,605	86,975	30,063
Miscellaneous	31,774	56,634	56,319

Total expenses	18,136,943	41,257,999	17,950,698
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(811,376)	(1,813,002)	(326,111)

Net expenses	17,325,567	39,444,997	17,624,587

Net investment income	26,264,662	62,950,302	8,193,838

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (c)	(49,686,242)	(46,359,505)	(128,312,548)
Futures	1,478,464	(855,128)	0
Swaps	0	0	0
Foreign currency transactions	20,877,054	58,321,438	(173,026)

Net realized gain (loss) on investment and foreign currency transactions	(27,330,724)	11,106,805	(128,485,574)

Net change in unrealized appreciation/depreciation of:
Investments (d)	130,841,801	234,960,160	333,676,235
Futures	986,650	2,770,586	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	(3,240,253)	(15,467,862)	166,517

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	128,588,198	222,262,884	333,842,752

Net realized and unrealized gain (loss) on investment and foreign currency transactions	101,257,474	233,369,689	205,357,178

Contributions from affiliates (see Note 2A)	0	0	216

Net increase in net assets resulting from operations	$127,522,136	$296,319,991	$213,551,232

(a) Net of foreign withholding taxes of $4,320,848, $10,165,520 and $3,124,188 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

(c) Net of foreign capital gains taxes of $6,152, $16,958 and $631,673 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(d) Net of increase in accrued foreign capital gains taxes of $34,008, $80,674 and $1,712,792 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$676,262	$183,806	$1,791,040
0	0	0
43,600	38,909	60,472

719,862	222,715	1,851,512

257,884	87,610	741,407
57,307	19,469	164,757
62,112	56,179	74,729
0	0	0
0	0	0
0	0	0
18,750	18,503	20,089
0	0	0
0	0	0
0	0	0
0	0	0
7,853	4,832	32,915
6,563	4,927	10,333
1,975	1,399	3,232
1,932	682	5,659
1,630	719	4,193
14,861	10,788	21,516

430,867	205,108	1,078,830
(8,671)	(27,796)	(10,855)

422,196	177,312	1,067,975

297,666	45,403	783,537

(108,064)	(253,504)	(49,520)
0	0	0
(26,492)	(8,236)	4,007
0	0	0

(134,556)	(261,740)	(45,513)

233,377	226,566	117,615
0	0	0
25,665	4,410	80,293
0	0	0

259,042	230,976	197,908

124,486	(30,764)	152,395

0	0	0

$422,152	$14,639	$935,932

2016 Annual Report	29

Statement of Operations—for the year ended September 30, 2016 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$49,474,357	$32,549,838	$169,577,479
Dividends	0	0	0
Other income (a)	124,348	93,501	266,659

Total income	49,598,705	32,643,339	169,844,138

Expenses:
Management fee (see Note 2A)	8,350,563	5,877,075	28,064,010
Shareholder servicing fee (see Note 2B)	1,504,287	1,080,590	5,048,509
Custodian fee	217,870	206,905	336,154
Transfer Agent fee—Non-Retail Class	36,264	25,634	117,728
Transfer Agent fee—Class A	71,003	30,018	406,318
Transfer Agent fee—Class B	20	5	105
Transfer Agent fee—Class C	22,810	7,206	105,235
Transfer Agent fee—Advisor Class	1	2	1,290,787
Distribution fees—Class A	455,947	231,137	1,156,083
Distribution fees—Class B	194	15	884
Distribution fees—Class C	578,551	218,310	1,135,106
Printing fees	69,644	41,718	306,801
Auditing and tax fees	64,467	51,486	161,839
Directors’ fees and expenses	58,704	40,213	226,947
Registration fees	56,606	26,680	231,520
Legal fees	38,924	29,145	127,046
Miscellaneous	43,500	38,375	74,973

Total expenses	11,569,355	7,904,514	38,790,045
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	0

Net expenses	11,569,355	7,904,514	38,790,045

Net investment income	38,029,350	24,738,825	131,054,093

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,948,004)	1,186,420	(4,681,400)
Futures	0	0	0
Options written	0	0	0
Swaps	(484,987)	(334,568)	(98,417)
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	(2,432,991)	851,852	(4,779,817)

Net change in unrealized appreciation/depreciation of:
Investments	29,615,793	13,740,850	89,959,882
Futures	0	0	0
Options written	0	0	0
Swaps	682,966	661,542	3,356,437
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	30,298,759	14,402,392	93,316,319

Net realized and unrealized gain on investment transactions	27,865,768	15,254,244	88,536,502

Net increase in net assets resulting from operations	$65,895,118	$39,993,069	$219,590,595

(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$4,376,003	$109,638,595
0	599,865
104,627	278,107

4,480,630	110,516,567

1,470,523	15,580,957
281,499	3,395,239
148,515	299,169
20,490	198,257
38,173	0
345	0
16,125	0
0	0
72,745	0
2,193	0
128,453	0
36,229	45,392
23,645	136,328
10,743	114,926
66,764	0
7,840	85,136
27,025	48,354

2,351,307	19,903,758
(71,855)	0

2,279,452	19,903,758

2,201,178	90,612,809

(92,613)	37,739,597
96,369	19,616,392
0	63,436
14,361	(5,196,605)
360,393	2,029,201

378,510	54,252,021

1,098,432	65,904,405
(58,752)	2,464,463
0	127,975
(25,484)	3,043,911
(829,160)	(8,730,146)

185,036	62,810,608

563,546	117,062,629

$2,764,724	$207,675,438

2016 Annual Report	31

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$26,264,662	$19,057,393	$62,950,302	$48,447,995
Net realized gain (loss) on investment and foreign currency transactions	(27,330,724)	28,233,153	11,106,805	42,336,639
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	128,588,198	(128,548,197)	222,262,884	(292,417,547)
Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase (decrease) in net assets resulting from operations	127,522,136	(81,257,651)	296,319,991	(201,632,913)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(21,802,390)	(33,403,765)	(55,480,983)	(80,122,932)
Return of capital	0	0	0	0
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(21,802,390)	(33,403,765)	(55,480,983)	(80,122,932)

Capital-share transactions:
Net proceeds from sales of shares	385,410,949	423,608,238	742,143,510	682,659,058
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	19,247,204	27,833,808	43,529,905	57,663,784

Total proceeds from shares sold	404,658,153	451,442,046	785,673,415	740,322,842
Cost of shares redeemed	(449,450,612)	(412,106,445)	(1,006,400,362)	(646,018,214)

Net increase (decrease) in net assets from capital-share transactions	(44,792,459)	39,335,601	(220,726,947)	94,304,628

Net increase (decrease) in net assets	60,927,287	(75,325,815)	20,112,061	(187,451,217)

NET ASSETS:
Beginning of period	1,460,645,573	1,535,971,388	3,567,669,939	3,755,121,156

End of period (b)	$1,521,572,860	$1,460,645,573	$3,587,782,000	$3,567,669,939

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$24,833,920	$20,358,531	$61,547,011	$54,527,783

(a) See page 37 for share class information on dividend distributions of the International, Tax-Managed International and Emerging Markets Portfolios.

* Includes effect of portfolio transaction fee in the amount of $1,118,612 for the year ended September 30, 2015.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

$8,193,838	$10,686,399	$297,666	$209,554	$45,403	$13,303
(128,485,574)	17,296,181	(134,556)	59,043	(261,740)	52,576
333,842,752	(254,464,110)	259,042	(313,852)	230,976	(119,858)
216	0	0	0	0	0

213,551,232	(226,481,530)	422,152	(45,255)	14,639	(53,979)

(7,734,277)	(16,620,733)	(289,424)	(209,469)	(21,560)	(13,303)
0	0	0	0	(21,824)	0
(20,161,372)	(27,602,865)	0	0	(50,539)	(67,278)

(27,895,649)	(44,223,598)	(289,424)	(209,469)	(93,923)	(80,581)

290,451,495	198,373,060	21,533,425	25,567,810	3,593,676	11,522,948
26,262,900	42,836,212	234,128	195,650	91,232	78,057

316,714,395	241,209,272	21,767,553	25,763,460	3,684,908	11,601,005
(274,964,018)	(158,162,164)	(25,335,085)	(56,576,284)	(12,109,162)	(27,289,068)

41,750,377	83,047,108 *	(3,567,532)	(30,812,824)	(8,424,254)	(15,688,063)

227,405,960	(187,658,020)	(3,434,804)	(31,067,548)	(8,503,538)	(15,822,623)

1,110,924,975	1,298,582,995	60,211,818	91,279,366	24,927,805	40,750,428

$1,338,330,935	$1,110,924,975	$56,777,014	$60,211,818	$16,424,267	$24,927,805

$7,093,218	$7,227,392	$(1,601)	$(8,159)	$174	$(24,243)

2016 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$783,537	$580,019	$38,029,350	$40,327,740
Net realized gain (loss) on investment transactions	(45,513)	138,367	(2,432,991)	2,850,194
Net change in unrealized appreciation/depreciation of investments	197,908	(531,315)	30,298,759	(10,912,734)

Net increase in net assets resulting from operations	935,932	187,071	65,895,118	32,265,200

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(773,157)	(580,019)	(37,601,094)	(40,327,909)
Distributions from net realized gain on investment transactions (a)	(140,585)	(64,471)	0	0

Total dividends and distributions to shareholders	(913,742)	(644,490)	(37,601,094)	(40,327,909)

Capital-share transactions:
Net proceeds from sales of shares	66,277,158	102,070,842	299,427,847	272,955,832
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	789,127	550,178	29,710,543	31,104,914

Total proceeds from shares sold	67,066,285	102,621,020	329,138,390	304,060,746
Cost of shares redeemed	(108,276,394)	(170,386,312)	(246,824,003)	(316,118,189)

Net increase (decrease) in net assets from capital-share transactions	(41,210,109)	(67,765,292)	82,314,387	(12,057,443)

Net increase (decrease) in net assets	(41,187,919)	(68,222,711)	110,608,411	(20,120,152)

NET ASSETS:
Beginning of period	189,677,057	257,899,768	1,691,519,414	1,711,639,566

End of period (b)	$148,489,138	$189,677,057	$1,802,127,825	$1,691,519,414

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$18,127	$7,747	$(57,728)	$(144,328)

(a) See pages 37 and 38 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

$24,738,825	$24,807,578	$131,054,093	$130,111,751
851,852	544,928	(4,779,817)	(4,040,842)
14,402,392	(7,219,798)	93,316,319	(24,760,694)

39,993,069	18,132,708	219,590,595	101,310,215

(24,566,940)	(24,807,431)	(130,796,627)	(130,111,751)
0	0	0	0

(24,566,940)	(24,807,431)	(130,796,627)	(130,111,751)

240,152,903	225,316,366	1,496,406,797	2,457,503,589
19,316,733	18,927,724	106,411,936	101,868,529

259,469,636	244,244,090	1,602,818,733	2,559,372,118
(188,439,140)	(206,162,447)	(1,257,100,824)	(2,294,929,602)

71,030,496	38,081,643	345,717,909	264,442,516

86,456,625	31,406,920	434,511,877	235,640,980

1,150,856,088	1,119,449,168	6,529,349,906	6,293,708,926

$1,237,312,713	$1,150,856,088	$6,963,861,783	$6,529,349,906

$(195,106)	$(196,532)	$(687,630)	$(147,685)

2016 Annual Report	35

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,201,178	$1,551,360	$90,612,809	$89,180,009
Net realized gain (loss) on investment and foreign currency transactions	378,510	(447,811)	54,252,021	66,751,514
Net change in unrealized appreciation/depreciation of investments	185,036	992,425	62,810,608	(60,905,531)
Contributions from affiliates (see Note 2A)	0	0	0	57,588

Net increase in net assets resulting from operations	2,764,724	2,095,974	207,675,438	95,083,580

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(2,655,169)	(2,212,929)	(107,145,086)	(104,252,738)
Distributions from net realized gain on investment transactions	0	0	(45,258,723)	(67,465,441)

Total dividends and distributions to shareholders	(2,655,169)	(2,212,929)	(152,403,809)	(171,718,179)

Capital-share transactions:
Net proceeds from sales of shares	219,786,780	138,678,328	378,618,328	380,228,364
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,055,294	1,647,007	130,002,830	148,856,866

Total proceeds from shares sold	221,842,074	140,325,335	508,621,158	529,085,230
Cost of shares redeemed	(184,462,486)	(211,488,505)	(566,926,187)	(854,035,949)

Net increase (decrease) in net assets from capital-share transactions	37,379,588	(71,163,170)	(58,305,029)	(324,950,719)

Net increase (decrease) in net assets	37,489,143	(71,280,125)	(3,033,400)	(401,585,318)

NET ASSETS:
Beginning of period	312,538,776	383,818,901	3,446,978,260	3,848,563,578

End of period (b)	$350,027,919	$312,538,776	$3,443,944,860	$3,446,978,260

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$119,740	$(258,632)	$3,293,106	$16,577,965

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends to shareholders:
Dividends from net investment income
International Class Shares and Tax-Managed International, respectively	$(21,728,180)	$(33,289,288)	$(55,455,203)	$(80,084,079)
Class A	(62,161)	(85,751)	(22,239)	(33,747)
Class B	(8)	(1,206)	0	(282)
Class C	(12,041)	(27,520)	(3,541)	(4,824)

	$(21,802,390)	$(33,403,765)	$(55,480,983)	$(80,122,932)

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Emerging Markets Class	$(7,734,277)	$(16,620,733)

	$(7,734,277)	$(16,620,733)

Distributions from net realized gain on investment transactions
Emerging Markets Class	$(20,161,372)	$(27,602,865)

	$(20,161,372)	$(27,602,865)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(33,227,597)	$(34,935,066)	$(22,580,641)	$(22,395,029)
Class A	(3,649,054)	(4,453,201)	(1,738,053)	(2,124,781)
Class B	(233)	(1,742)	(13)	(29)
Class C	(723,446)	(937,900)	(247,573)	(287,592)
Advisor Class (a)	(764)	0	(660)	0

	$(37,601,094)	$(40,327,909)	$(24,566,940)	$(24,807,431)

(a)	Commenced distribution on July 25, 2016.
(b)	Commenced distribution on June 26, 2015.

See Notes to Financial Statements.

2016 Annual Report	37

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(99,595,708)	$(100,297,133)
Class A	(7,954,233)	(26,327,829)
Class B	(833)	(1,094)
Class C	(1,097,427)	(1,342,817)
Advisor Class(b)	(22,148,426)	(2,142,878)

	$(130,796,627)	$(130,111,751)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(2,439,476)	$(2,012,483)
Class A	(174,071)	(176,176)
Class B	(573)	(935)
Class C	(41,049)	(23,335)

	$(2,655,169)	$(2,212,929)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.68		$15.86		$15.94	$13.23	$12.36

Income from investment operations:
Investment income, net†‡	0.25	^	0.19		0.35	0.23	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01		(1.04)		(0.15)	2.74	0.90
Contributions from affiliates	0		0		0.00 (c)	0	0

Total from investment operations	1.26		(0.85)		0.20	2.97	1.13

Less dividends:
Dividends from net investment income	(0.22)		(0.33)		(0.28)	(0.26)	(0.26)

Net asset value, end of period	$15.72		$14.68		$15.86	$15.94	$13.23

Total return (a)	8.63%	^	(5.46)%		1.23%	22.81%	9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,355,337		$1,454,581		$1,529,195	$1,599,667	$1,485,757
Average net assets (000 omitted)	$1,418,373		$1,569,703		$1,631,212	$1,523,560	$1,546,251
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%		1.16%	+	1.15%	1.15%	1.16%
Expenses, before waivers/reimbursements	1.20%		1.21%	+	1.20%	1.20%	1.21%
Net investment income‡	1.66%	^	1.21%	+	2.15%	1.62%	1.79%
Portfolio turnover rate	77%		80%		67%	72%	69%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2016 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.75		$15.93		$16.06		$13.33		$12.46

Income from investment operations:
Investment income, net†‡	0.25	^	0.20		0.37		0.24		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02		(1.03)		(0.18)		2.78		0.91
Contributions from affiliates	0		0		0.00	(c)	0		0

Total from investment operations	1.27		(0.83)		0.19		3.02		1.16

Less dividends:
Dividends from net investment income	(0.23)		(0.35)		(0.32)		(0.29)		(0.29)

Net asset value, end of period	$15.79		$14.75		$15.93		$16.06		$13.33

Total return (a)	8.65%	^††	(5.32)%		1.20%	††	23.04%	††	9.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,247,504		$3,565,820		$3,753,170		$3,835,863		$3,446,598
Average net assets (000 omitted)	$3,404,447		$3,748,062		$3,901,952		$3,581,411		$3,598,435
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.11%	+	1.11%		1.11%		1.11%
Expenses, before waivers/reimbursements	1.16%		1.16%	+	1.16%		1.16%		1.16%
Net investment income‡	1.68%	^	1.29%	+	2.25%		1.66%		1.88%
Portfolio turnover rate	69%		76%		64%		72%		62%

See Footnote Summary on page 50.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$22.77		$28.47	$26.95	$26.72	$24.46

Income from investment operations:
Investment income, net†‡	0.15	^	0.23	0.40	0.32	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.86		(4.98)	1.35	0.16	3.03

Total from investment operations	4.01		(4.75)	1.75	0.48	3.34

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.36)	(0.30)	(0.36)	(0.24)
Distributions from net realized gain on investment transactions	(0.41)		(0.61)	0	0	(0.94)

Total distributions	(0.57)		(0.97)	(0.30)	(0.36)	(1.18)

Portfolio transaction fee	0		0.02	0.07	0.11	0.10

Net asset value, end of period	$26.21		$22.77	$28.47	$26.95	$26.72

Total return (a)	18.04%	^	(17.20)% (b)	6.79% (b)	2.17% (b)	14.63% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,215,605		$1,110,925	$1,298,583	$1,192,290	$1,239,480
Average net assets (000 omitted)	$1,137,202		$1,279,187	$1,272,134	$1,198,415	$1,303,241
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%		1.44% +	1.44%	1.44%	1.44%
Expenses, before waivers/reimbursements	1.52%		1.49% +	1.49%	1.49%	1.49%
Net investment income‡	0.63%	^	0.84% +	1.41%	1.19%	1.19%
Portfolio turnover rate	71%		54%	53%	45%	55%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2016 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.46		$12.50		$12.47	$12.56	$12.49

Income from investment operations
Investment income, net†	0.06	^‡	0.04		0.04	0.07	0.10
Net realized and unrealized gain (loss) on investment transactions	0.03		(0.04)		0.05	(0.09)	0.07

Total from investment operations	0.09		0		0.09	(0.02)	0.17

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.04)		(0.04)	(0.07)	(0.10)
Distributions from net realized gain on investment transactions	0		0		(0.02)	0	0

Total dividends and distributions	(0.06)		(0.04)		(0.06)	(0.07)	(0.10)

Net asset value, end of period	$12.49		$12.46		$12.50	$12.47	$12.56

Total return (a)	0.75%	^	(0.04)%		0.70%	(0.18)%	1.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$56,777		$60,212		$91,279	$108,414	$132,909
Average net assets (000 omitted)	$57,307		$74,582		$99,339	$113,185	$148,340
Ratio to average net assets of:
Expenses, net waiver/reimbursements	0.74%		0.70%	+	0.66%	0.66%	0.64%
Expenses, before waiver/reimbursements	0.75%		0.70%	+	0.66%	0.66%	0.64%
Net investment income	0.52%	^‡	0.28%	+	0.30%	0.55%	0.77%
Portfolio turnover rate	35%		26%		33%	58%	54%

See Footnote Summary on page 50.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.46	$12.51	$12.52	$12.58	$12.55

Income from investment operations
Investment income, net†	0.03 ^‡	0.01 ‡	0.02	0.04	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.02)	(0.03)	0.03	(0.04)	0.04

Total from investment operations	0.01	(0.02)	0.05	0	0.10

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.07)
Return of Capital	(0.02)	0	0	0	0
Distributions from net realized gain on investment transactions	(0.03)	(0.02)	(0.04)	(0.02)	0

Total dividends and distributions	(0.06)	(0.03)	(0.06)	(0.06)	(0.07)

Net asset value, end of period	$12.41	$12.46	$12.51	$12.52	$12.58

Total return (a)	0.08% ^	(0.19)%	0.39%	0.01%	0.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$16,424	$24,928	$40,750	$69,992	$100,149
Average net assets (000 omitted)	$19,469	$32,523	$51,916	$83,224	$103,813
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.91%	0.81% +	0.73%	0.68%	0.67%
Expenses, before waiver/reimbursements	1.05%	0.83% +	0.73%	0.68%	0.67%
Net investment income	0.23% ^‡	0.04% +‡	0.13%	0.33%	0.51%
Portfolio turnover rate	34%	32%	13%	56%	45%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2016 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.60		$12.62		$12.61	$12.74	$12.70

Income from investment operations
Investment income, net†	0.06	^‡	0.03		0.04	0.07	0.10
Net realized and unrealized gain (loss) on investment transactions	0.01		(0.01)		0.03	(0.07)	0.05

Total from investment operations	0.07		0.02		0.07	0	0.15

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.04)		(0.04)	(0.07)	(0.10)
Distributions from net realized gain on investment transactions	(0.01)		(0.00	) (c)	(0.02)	(0.06)	(0.01)

Total dividends and distributions	(0.07)		(0.04)		(0.06)	(0.13)	(0.11)

Net asset value, end of period	$12.60		$12.60		$12.62	$12.61	$12.74

Total return (a)	0.55%	^	0.14%		0.52%	(0.01)%	1.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$148,489		$189,677		$257,900	$273,758	$394,515
Average net assets (000 omitted)	$164,757		$218,232		$279,244	$323,922	$437,015
Ratio to average net assets of:
Expenses, net waiver/reimbursements	0.65%		0.63%	+	0.62%	0.62%	0.59%
Expenses, before waiver/reimbursements	0.65%		0.63%	+	0.62%	0.62%	0.59%
Net investment income	0.48%	^‡	0.27%	+	0.29%	0.58%	0.80%
Portfolio turnover rate	42%		25%		32%	52%	51%

See Footnote Summary on page 50.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.10		$14.17	$14.05	$14.66	$14.42

Income from investment operations:
Investment income, net†	0.32	^	0.34	0.35	0.38	0.43
Net realized and unrealized gain (loss) on investment transactions	0.24		(0.07)	0.13	(0.60)	0.24

Total from investment operations	0.56		0.27	0.48	(0.22)	0.67

Less dividends and distributions:
Dividends from net investment income	(0.32)		(0.34)	(0.36)	(0.38)	(0.43)
Distributions from net realized gain on investment transactions	0		0	0	(0.01)	0

Total dividends and distributions	(0.32)		(0.34)	(0.36)	(0.39)	(0.43)

Net asset value, end of period	$14.34		$14.10	$14.17	$14.05	$14.66

Total return (a)	3.90%	^	1.94%	3.43%	(1.52)%	4.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,560,549		$1,445,775	$1,433,174	$1,345,338	$1,498,388
Average net assets (000 omitted)	$1,504,287		$1,444,292	$1,371,449	$1,414,589	$1,541,811
Ratio to average net assets of:
Expenses	0.61%		0.61% +	0.61%	0.61%	0.61%
Net investment income	2.23%	^	2.42% +	2.52%	2.67%	2.93%
Portfolio turnover rate	17%		17%	11%	17%	14%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2016 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.40		$14.49	$14.29	$14.91	$14.62

Income from investment operations:
Investment income, net†	0.31	^	0.32	0.33	0.38	0.45
Net realized and unrealized gain (loss) on investment transactions	0.18		(0.09)	0.20	(0.62)	0.29

Total from investment operations	0.49		0.23	0.53	(0.24)	0.74

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.32)	(0.33)	(0.38)	(0.45)

Total dividends and distributions	(0.30)		(0.32)	(0.33)	(0.38)	(0.45)

Net asset value, end of period	$14.59		$14.40	$14.49	$14.29	$14.91

Total return (a)	3.46%	^	1.61%	3.78%	(1.64)%	5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,119,516		$1,036,742	$979,252	$903,265	$991,764
Average net assets (000 omitted)	$1,080,590		$1,007,317	$934,129	$951,766	$1,026,677
Ratio to average net assets of:
Expenses	0.63%		0.63% +	0.63%	0.63%	0.63%
Net investment income	2.10%	^	2.22% +	2.32%	2.59%	3.03%
Portfolio turnover rate	12%		16%	10%	23%	15%

See Footnote Summary on page 50.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$14.47		$14.53	$14.36		$14.92	$14.65

Income from investment operations:
Investment income, net†	0.29	^	0.30	0.33		0.38	0.41
Net realized and unrealized gain (loss) on investment transactions	0.20		(0.06)	0.18		(0.54)	0.29

Total from investment operations	0.49		0.24	0.51		(0.16)	0.70

Less dividends and distributions:
Dividends from net investment income	(0.29)		(0.30)	(0.34)		(0.38)	(0.42)
Distributions from net realized gain on investment transactions	0		0	(0.00	) (c)	(0.02)	(0.01)

Total dividends and distributions	(0.29)		(0.30)	(0.34)		(0.40)	(0.43)

Net asset value, end of period	$14.67		$14.47	$14.53		$14.36	$14.92

Total return (a)	3.40%	^	1.69%	3.58%		(1.10)%	4.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,276,927		$4,860,803	$4,618,712		$4,269,409	$4,684,176
Average net assets (000 omitted)	$5,048,509		$4,800,047	$4,395,640		$4,465,399	$4,839,804
Ratio to average net assets of:
Expenses	0.54%		0.55% +	0.56%		0.56%	0.56%
Net investment income	1.98%	^	2.09% +	2.32%		2.58%	2.79%
Portfolio turnover rate	11%		15%	19%		19%	16%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2016 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.74		$11.74		$11.74	$11.91	$11.89

Income from investment operations:
Investment income, net†	0.09	^‡	0.06		0.06	0.05	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		0.02		0.03	(0.11)	0.06

Total from investment operations	0.11		0.08		0.09	(0.06)	0.12

Less dividends:
Dividends from net investment income	(0.10)		(0.08)		(0.09)	(0.11)	(0.10)

Net asset value, end of period	$11.75		$11.74		$11.74	$11.74	$11.91

Total return (a)	0.96%	^††	0.69%		0.75%	(0.51)%	1.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$313,720		$262,551		$313,410	$395,172	$549,979
Average net assets (000 omitted)	$281,499		$291,134		$347,138	$467,653	$544,248
Ratio to average net assets of:
Expenses, net waivers/reimbursements	0.65%		0.64%	+	0.62%	0.60%	0.62%
Expenses, before waivers/reimbursements	0.65%		0.64%	+	0.62%	0.60%	0.62%
Net investment income	0.73%	^	0.50%	+	0.55%	0.39%	0.47%
Portfolio turnover rate**	76%		86%		67%	120%	134%

See Footnote Summary on page 50.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$13.41		$13.72		$13.47	$14.24	$14.16

Income from investment operations
Investment income, net†	0.36	^	0.34		0.39	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.46		0.01		0.27	(0.61)	0.40
Contributions from affiliates	0		0.00	(c)	0	0.00 (c)	0.01

Total from investment operations	0.82		0.35		0.66	(0.25)	0.77

Less dividends and distributions:
Dividends from net investment income	(0.42)		(0.40)		(0.38)	(0.41)	(0.38)
Distributions from net realized gain on investment transactions	(0.18)		(0.26)		(0.03)	(0.11)	(0.31)

Total dividends and distributions	(0.60)		(0.66)		(0.41)	(0.52)	(0.69)

Net asset value, end of period	$13.63		$13.41		$13.72	$13.47	$14.24

Total return (a)	6.33%	^††	2.56%		4.96%	(1.82)% ††	5.65% #

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,443,945		$3,446,978		$3,848,564	$3,966,383	$4,821,926
Average net assets (000 omitted)	$3,395,239		$3,575,822		$3,885,193	$4,405,415	$4,944,151
Ratio to average net assets of:
Expenses	0.59%		0.59%	+	0.58%	0.57%	0.57%
Net investment income	2.67%	^	2.49%	+	2.86%	2.57%	2.56%
Portfolio turnover rate**	146%		249%		244%	200%	154%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2016 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
††	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2016, September 30, 2014 and September 30, 2013 by 0.01%, 0.01% and 0.02%, respectively, and the Intermediate Duration Portfolio for the years ended September 30, 2016 and September 30, 2013 by 0.03% and 0.01%, respectively, and the Short Duration Plus Portfolio for the year ended September 30, 2016 by 0.05%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
+	The ratio includes expenses attributable to costs of proxy solicitation.
^	For the year ended September 30, 2016, the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	0.002	0.01%	0.01%
Emerging Markets	0.007	0.03%	0.03%
Short Duration New York Municipal	0.010	0.08%	0.08%
Short Duration California Municipal	0.029	0.23%	0.23%
Short Duration Diversified Municipal	0.005	0.04%	0.04%
New York Municipal	0.001	0.01%	0.01%
California Municipal	0.001	0.01%	0.01%
Diversified Municipal	0.001	0.004%	0.004%
Short Duration Plus	0.004	0.03%	0.03%
Intermediate Duration	0.001	0.01%	0.01%

**	The Portfolio accounts for dollar roll transactions as purchases and sales.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. The fee was eliminated effective February 2, 2015. Total return to a shareholder for the years ending September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012, without taking into account these transaction fees would have been (18.03)%, 4.67%, 0.14% and 12.34%, respectively.
(c)	Amount is less than $0.005.
(d)	Amount is less than 0.005%.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 17 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B, Class C Shares, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

2016 Annual Report	51

Notes to Financial Statements (continued)

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

52	Sanford C. Bernstein Fund, Inc.

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2016 Annual Report	53

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2016:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$33,308,639	$244,252,997		$0	$277,561,636
Consumer Discretionary	34,258,257	178,055,664		0	212,313,921
Consumer Staples	4,654,179	179,413,077		0	184,067,256
Industrials	0	175,238,653		0	175,238,653
Information Technology	43,644,975	126,722,977		0	170,367,952
Health Care	0	153,033,848		0	153,033,848
Energy	13,828,643	99,791,201		0	113,619,844
Telecommunication Services	5,935,166	98,909,144		0	104,844,310
Materials	3,936,616	44,263,018		0	48,199,634
Real Estate	0	19,469,398		0	19,469,398
Utilities	0	18,518,300		0	18,518,300
Warrants	0	10,771,639		0	10,771,639
Short-Term Investments	28,935,515	0		0	28,935,515
Total Investments in Securities	168,501,990	1,348,439,916	(a)	0	1,516,941,906
Other Financial Instruments (b):
Assets:
Futures	14,390	50,928		0	65,318	(c)
Forward Currency Exchange Contracts	0	1,069,380		0	1,069,380
Liabilities:
Futures	0	(8,609)		0	(8,609	)(c)
Forward Currency Exchange Contracts	0	(1,437,175)		0	(1,437,175)
Total (d)	$168,516,380	$1,348,114,440		$0	$1,516,630,820

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$78,951,326	$576,957,329		$0	$655,908,655
Consumer Discretionary	82,930,329	423,575,150		0	506,505,479
Consumer Staples	10,901,254	421,306,000		0	432,207,254
Industrials	0	415,902,919		0	415,902,919
Information Technology	102,427,469	299,950,324		0	402,377,793
Health Care	0	361,104,827		0	361,104,827
Energy	32,781,244	232,602,079		0	265,383,323
Telecommunication Services	13,994,467	231,311,932		0	245,306,399
Materials	7,570,127	107,700,911		0	115,271,038
Real Estate	0	46,197,306		0	46,197,306
Utilities	0	44,048,155		0	44,048,155
Warrants	0	21,230,909		0	21,230,909
Short-Term Investments	65,641,112	0		0	65,641,112
Total Investments in Securities	395,197,328	3,181,887,841	(a)	0	3,577,085,169

54	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Other Financial Instruments (b):
Assets:
Futures	$34,192	$123,684	$0		$157,876	(c)
Forward Currency Exchange Contracts	0	11,460,961	0		11,460,961
Liabilities:
Futures	0	(68,019)	0		(68,019	)(c)
Forward Currency Exchange Contracts	0	(14,810,989)	0		(14,810,989)
Total (d)	$395,231,520	$3,178,593,478	$0		$3,573,824,998

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Common Stocks:
Financials	$88,946,174	$261,639,381	$0		$350,585,555
Information Technology	40,578,758	277,660,967	0		318,239,725
Consumer Discretionary	36,465,281	112,129,678	0		148,594,959
Consumer Staples	28,852,355	102,786,577	0		131,638,932
Energy	65,206,690	31,984,002	0		97,190,692
Real Estate	3,700,278	55,764,916	839,485		60,304,679
Materials	9,912,681	46,104,543	1		56,017,225
Health Care	8,479,577	37,981,108	0		46,460,685
Industrials	3,262,761	39,224,450	0		42,487,211
Telecommunication Services	11,788,873	27,044,550	0		38,833,423
Utilities	20,155,501	14,898,249	0		35,053,750
Warrants	0	3,709,471	0		3,709,471
Short-Term Investments	11,843,960	0	0		11,843,960
Total Investments in Securities	329,192,889	1,010,927,892 (a)	839,486		1,340,960,267
Other Financial Instruments (b)	0	0	0		0
Total (d)	$329,192,889	$1,010,927,892	$839,486		$1,340,960,267

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$53,959,846	$924,415	(e)	$54,884,261
Corporates—Investment Grade	0	842,864	0		842,864
Short-Term Investments	0	284,513	0		284,513
Total Investments in Securities	0	55,087,223	924,415		56,011,638
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	20,084	0		20,084
Interest Rate Swaps	0	1,219	0		1,219
Liabilities	0	0	0		0
Total (f)	$0	$55,108,526	$924,415		$56,032,941

2016 Annual Report	55

Notes to Financial Statements (continued)

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$13,926,677	$90,150	(e)	$14,016,827
Short-Term Municipal Notes	0	1,041,804	0		1,041,804
Corporates—Investment Grade	0	949,539	0		949,539
Short-Term Investments	0	204,108	0		204,108
Total Investments in Securities	0	16,122,128	90,150		16,212,278
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	5,335	0		5,335
Liabilities:
Interest Rate Swaps	0	(2,379)	0		(2,379)
Total (f)	$0	$16,125,084	$90,150		$16,215,234

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$131,260,632	$1,471,678		$132,732,310
Short-Term Municipal Notes	0	11,833,589	0		11,833,589
Corporates—Investment Grade	0	1,848,709	0		1,848,709
Short-Term Investments	0	681,499	0		681,499
Total Investments in Securities	0	145,624,429	1,471,678		147,096,107
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	52,098	0		52,098
Interest Rate Swaps	0	15,108	0		15,108
Liabilities	0	0	0		0
Total (f)	$0	$145,691,635	$1,471,678		$147,163,313

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,647,671,938	$32,191,291		$1,679,863,229
Short-Term Municipal Notes	0	10,000,000	0		10,000,000
Governments—Treasuries	0	89,596,103	0		89,596,103
Short-Term Investments	0	5,407,034	0		5,407,034
Total Investments in Securities	0	1,752,675,075	32,191,291		1,784,866,366
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	656,921	0		656,921
Interest Rate Swaps	0	77,278	0		77,278
Liabilities:
Interest Rate Swaps	0	(174,129)	0		(174,129)
Total (f)	$0	$1,753,235,145	$32,191,291		$1,785,426,436

56	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,135,406,761	$27,865,539	(e)	$1,163,272,300
Short-Term Municipal Notes	0	7,000,000	0		7,000,000
Governments—Treasuries	0	51,583,608	0		51,583,608
Short-Term Investments	0	1,354,609	0		1,354,609
Total Investments in Securities	0	1,195,344,978	27,865,539		1,223,210,517
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	448,761	0		448,761
Interest Rate Swaps	0	129,145	0		129,145
Liabilities	0	0	0		0
Total (g)	$0	$1,195,922,884	$27,865,539		$1,223,788,423

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$6,195,096,877	$67,548,218	(e)	$6,262,645,095
Short-Term Municipal Notes	0	243,725,000	0		243,725,000
Governments—Treasuries	0	344,698,330	0		344,698,330
Corporates—Investment Grade	0	15,858,581	0		15,858,581
Short-Term Investments	0	52,556,098	0		52,556,098
Total Investments in Securities	0	6,851,934,886	67,548,218		6,919,483,104
Other Financial Instruments (b):
Assets:
Inflation (CPI) Swaps	0	2,542,215	0		2,542,215
Interest Rate Swaps	0	420,123	0		420,123
Liabilities:
Centrally Cleared Interest Rate Swaps	0	(78,482)	0		(78,482	)(c)
Total (f)	$0	$6,854,818,742	$67,548,218		$6,922,366,960

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grade	$0	$80,356,997	$325,485		$80,682,482
Governments—Treasuries	0	66,057,757	0		66,057,757
Asset-Backed Securities	0	58,844,702	1,238,740	(e)	60,083,442
Commercial Mortgage-Backed Securities	0	34,708,948	2,426,863		37,135,811
Collateralized Mortgage Obligations	0	30,919,754	416,078		31,335,832
Inflation-Linked Securities	0	8,305,790	0		8,305,790
Mortgage Pass-Throughs	0	5,372,567	0		5,372,567
Covered Bonds	0	1,868,545	0		1,868,545
Short-Term Investments:
Agency Discount Notes	0	14,737,126	0		14,737,126
Governments—Treasuries	0	14,005,813	0		14,005,813
Certificates of Deposit	0	6,588,000	0		6,588,000
Total Investments in Securities	0	321,765,999	4,407,166		326,173,165

2016 Annual Report	57

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments (b):
Assets:
Futures	$890	$0	$0	$890	(c)
Credit Default Swaps	0	4,359	0	4,359
Liabilities:
Futures	(14,564)	0	0	(14,564	)(c)
Forward Currency Exchange Contracts	0	(552,731)	0	(552,731)
Credit Default Swaps	0	(29,843)	0	(29,843)
Total (g)	$(13,674)	$321,187,784	$4,407,166	$325,581,276

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$878,478,059	$0	$878,478,059
Mortgage Pass-Throughs	0	657,836,906	0	657,836,906
Asset-Backed Securities	0	451,429,562	17,272,990	468,702,552
Commercial Mortgage-Backed Securities	0	261,032,942	91,692,074	352,725,016
Collateralized Mortgage Obligations	0	260,533,301	4,560,823	265,094,124
Inflation-Linked Securities	0	195,301,996	0	195,301,996
Governments—Treasuries	0	184,004,480	0	184,004,480
Corporates—Non-Investment Grade	0	120,811,683	0	120,811,683
Agencies	0	77,961,385	0	77,961,385
Emerging Markets—Treasuries	0	30,860,063	0	30,860,063
Governments—Sovereign Agencies	0	22,255,874	0	22,255,874
Local Governments—Municipal Bonds	0	13,495,055	0	13,495,055
Quasi-Sovereigns	0	9,764,607	0	9,764,607
Governments—Sovereign Bonds	0	9,114,649	0	9,114,649
Emerging Markets—Corporate Bonds	0	6,949,705	0	6,949,705
Options Purchased—Puts	0	69,262	0	69,262
Short-Term Investments:
Agency Discount Notes	0	167,922,296	0	167,922,296
Certificates of Deposit	0	105,502,000	0	105,502,000
Governments—Treasuries	0	85,911,033	0	85,911,033
Agencies	0	56,179,830	0	56,179,830
Commercial Paper	0	38,046,520	0	38,046,520
Investments valued at NAV*	0	0	0	4,661,884
Total Investments in Securities	0	3,633,461,208	113,525,887	3,751,648,979
Other Financial Instruments (b):
Assets:
Futures	249,739	0	0	249,739	(c)
Forward Currency Exchange Contracts	0	1,501,383	0	1,501,383
Centrally Cleared Interest Rate Swaps	0	7,880,807	0	7,880,807	(c)
Credit Default Swaps	0	239,865	0	239,865

58	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(1,883,010)	$0	$0	$(1,883,010	)(c)
Forward Currency Exchange Contracts	0	(8,404,438)	0	(8,404,438)
Put Options Written	0	(6,425)	0	(6,425)
Centrally Cleared Credit Default Swaps	0	(804,715)	0	(804,715	)(c)
Centrally Cleared Interest Rate Swaps	0	(1,131,453)	0	(1,131,453	)(c)
Credit Default Swaps	0	(662,135)	0	(662,135)
Interest Rate Swaps	0	(48,894)	0	(48,894)
Total (g)	$(1,633,271)	$3,632,025,203	$113,525,887	$3,748,579,703

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(e)	The Portfolio held securities with zero market value at period end.

(f)	There were no transfers between any levels during the reporting period.

(g)	There were no transfers between Level 1 and Level 2 during the reporting period.

*	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented; however, earlier adoption was permitted. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. The Portfolio has elected to early adopt the ASU. Accordingly, the total investments with a fair value of $4,661,884 have not been categorized in the fair value hierarchy.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2016 Annual Report	59

Notes to Financial Statements (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

EMERGING MARKETS PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$779,634	$779,634
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	59,852	59,852
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$839,486	$839,486

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$59,852	$59,852

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS (b)	TOTAL
Balance as of 9/30/15	$2,004,498	$2,004,498
Accrued discounts/(premiums)	(8,838)	(8,838)
Realized gain (loss)	(138,060)	(138,060)
Change in unrealized appreciation/depreciation	138,562	138,562
Purchases	573,190	573,190
Sales	(1,644,937)	(1,644,937)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$924,415	$924,415

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(5,659)	$(5,659)

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(b)	TOTAL
Balance as of 9/30/15	$163,589	$163,589
Accrued discounts/(premiums)	(129)	(129)
Realized gain (loss)	(264,774)	(264,774)
Change in unrealized appreciation/depreciation	242,964	242,964
Purchases	0	0
Sales	(51,500)	(51,500)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$90,150	$90,150

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(6,775)	$(6,775)

60	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$1,200,466	$1,200,466
Accrued discounts/(premiums)	90	90
Realized gain (loss)	(294,512)	(294,512)
Change in unrealized appreciation/depreciation	260,783	260,783
Purchases	1,009,300	1,009,300
Sales	(704,449)	(704,449)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$1,471,678	$1,471,678

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(37,683)	$(37,683)
NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$27,345,012	$27,345,012
Accrued discounts/(premiums)	(192,413)	(192,413)
Realized gain (loss)	(3,937,767)	(3,937,767)
Change in unrealized appreciation/depreciation	4,371,060	4,371,060
Purchases	20,614,788	20,614,788
Sales	(16,009,389)	(16,009,389)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$32,191,291	$32,191,291

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$117,053	$117,053

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(b)	TOTAL
Balance as of 9/30/15	$25,938,420	$25,938,420
Accrued discounts/(premiums)	(198,790)	(198,790)
Realized gain (loss)	(280,639)	(280,639)
Change in unrealized appreciation/depreciation	879,666	879,666
Purchases	5,066,022	5,066,022
Sales	(5,639,224)	(5,639,224)
Transfers in to Level 3	3,937,385	3,937,385
Transfers out of Level 3	(1,837,301)	(1,837,301)

Balance as of 9/30/16	$27,865,539	$27,865,539 (c)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$608,579	$608,579

2016 Annual Report	61

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS(b)		TOTAL
Balance as of 9/30/15	$73,165,940		$73,165,940
Accrued discounts/(premiums)	1,199,710		1,199,710
Realized gain (loss)	(9,570,375)		(9,570,375)
Change in unrealized appreciation/depreciation	5,975,987		5,975,987
Purchases	28,981,374		28,981,374
Sales	(32,204,418)		(32,204,418)
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0

Balance as of 9/30/16	$67,548,218		$67,548,218

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(2,728,681)		$(2,728,681)
SHORT DURATION PLUS PORTFOLIO	CORPORATES - INVESTMENT GRADE		ASSET- BACKED SECURITIES(b)	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/15	$0		$6,453,950	$531,685	$5,570,960
Accrued discounts/(premiums)	(2)		419	(1,918)	0
Realized gain (loss)	(2)		3,565	(3,850)	0
Change in unrealized appreciation/depreciation	(1,153)		6,872	1,860	1,871
Purchases/Payups	327,442		1,422,838	2,279,293	413,494
Sales/Paydowns	(800)		(3,622,863)	(380,207)	(553,001)
Transfers in to Level 3	0		0	0	0
Transfers out of Level 3	0		(3,026,041)	0	(5,017,246)

Balance as of 9/30/16	$325,485		$1,238,740	$2,426,863	$416,078

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(1,153)		$10,587	$1,860	$2,584

	TOTAL
Balance as of 9/30/15	$12,556,595
Accrued discounts/(premiums)	(1,501)
Realized gain (loss)	(287)
Change in unrealized appreciation/depreciation	9,450
Purchases/Payups	4,443,067
Sales/Paydowns	(4,556,871)
Transfers in to Level 3	0
Transfers out of Level 3	(8,043,287	)(d)

Balance as of 9/30/16	$4,407,166

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$13,878

62	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES		COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/15	$43,267,569		$64,874,812	$151,288,322
Accrued discounts/(premiums)	22,905		(96,204)	29,228
Realized gain (loss)	(288,348)		(833,027)	1,606,066
Change in unrealized appreciation/depreciation	413,119		(347,280)	40,553
Purchases/Payups	18,053,015		45,504,151	3,235,503
Sales/Paydowns	(28,236,932)		(24,419,741)	(15,802,758)
Transfers in to Level 3	0		7,009,363	0
Transfers out of Level 3	(15,958,338)		0	(135,836,091)

Balance as of 9/30/16	$17,272,990		$91,692,074	$4,560,823

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$180,472		$(510,862)	$34,644

	TOTAL
Balance as of 9/30/15	$259,430,703
Accrued discounts/(premiums)	(44,071)
Realized gain (loss)	484,691
Change in unrealized appreciation/depreciation	106,392
Purchases/Payups	66,792,669
Sales/Paydowns	(68,459,431)
Transfers in to Level 3	7,009,363	(e)
Transfers out of Level 3	(151,794,429	)(f)

Balance as of 9/30/16	$113,525,887

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(295,746)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	The Portfolio held securities with zero market value at period end.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

(d)	An amount of $8,043,287 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

(e)	There were de minimis transfers under 1% of net assets from Level 2 to Level 3 during the reporting period.

(f)	An amount of $151,794,429 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2016. Securities priced by third party vendors are excluded from the following table.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A

2016 Annual Report	63

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$50,980	Market Approach	Value Reduced by Annual Coupon	$32.89/N/A

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$0	Qualitative Assessment		$0.00/N/A
	$49,335	Market Approach	Value Reduced by Annual Coupon	$32.89/N/A

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 9/30/16	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$0	Qualitative Assessment		$0.00/N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid.

64	Sanford C. Bernstein Fund, Inc.

Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

2016 Annual Report	65

Notes to Financial Statements (continued)

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency gain (loss) reclassifications, paydown gain (loss), the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of partnership investments, reclassifications of distributions, contributions from adviser, expiration of capital loss carryforwards, a dividend overdistribution, and the tax treatment of foreign capital gains tax and swap clearing fees are reflected as adjustments to the components of capital as of September 30, 2016, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International Portfolio	$0	$13,117	$(13,117)
Tax Managed International Portfolio	0	(450,091)	450,091
Emerging Markets Portfolio	(216)	(593,735)	593,951
Short Duration New York Municipal Portfolio	(5,178)	(1,684)	6,862
Short Duration California Municipal Portfolio	0	574	(574)
Short Duration Diversified Municipal Portfolio	0	0	0
New York Municipal Portfolio	0	(341,656)	341,656
California Municipal Portfolio	0	(170,459)	170,459
Diversified Municipal Portfolio	0	(797,411)	797,411
Short Duration Plus Portfolio	(920,045)	832,363	87,682
Intermediate Duration Portfolio	0	3,247,418	(3,247,418)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

66	Sanford C. Bernstein Fund, Inc.

J.	Portfolio Transaction Fee

Prior to February 2, 2015 the Emerging Markets Portfolio imposed a 1.00% fee on purchases and redemptions. This fee was retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital. The Board approved the elimination of this fee effective February 2, 2015.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

Since November 1, 2011, the Adviser has voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios. Since November 1, 2015, the Adviser has voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. From November 1, 2011 until November 1, 2015, the advisory fee waiver for the Emerging Markets Portfolio was equal to 0.05% per annum of the respective net assets. For the period ending September 30, 2016, such waivers amounted to $758,441, $1,800,707 and $326,111 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively. To prevent the Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $8,671, $27,796 and $10,855, respectively.

2016 Annual Report	67

Notes to Financial Statements (continued)

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 0.95% of average daily net assets for Class Z shares and 1.20% for Bernstein Class shares for the International Portfolio and Tax-Managed International Portfolio, 1.25% for Class Z shares and 1.50% for Bernstein Class shares for the Emerging Markets Portfolio through January 15, 2017. The Expense Caps for the International Portfolio and Tax-Managed International Portfolio may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2016, there was no such reimbursement.

During the year ended September 30, 2016, the Adviser reimbursed the Emerging Markets Portfolio $216 for trading losses incurred due to trade entry errors. During the year ended September 30, 2015, the Adviser reimbursed the Intermediate Duration Portfolio $57,588 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2016, the compensation retained by ABIS amounted to: International Portfolio, $7,059; Tax-Managed International Portfolio, $1,110; New York Municipal Portfolio, $28,531; California Municipal Portfolio, $17,681; Diversified Municipal Portfolio, $399,008; and Short Duration Plus Portfolio, $20,228.

The Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2016, such waivers amounted to $52,935 and $12,295, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Distributor

68	Sanford C. Bernstein Fund, Inc.

voluntarily reduced distribution service fees of Class A Shares to 0.20 of 1% of the average daily net assets for the period of April 1, 2015 to June 30, 2015 and further voluntarily reduced fees to zero for the period of July 1, 2015 to October 31, 2015. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2016, such waiver amounted to $71,855. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,299	$225,666	$743,220	$507,021	$455,932	$14,336
Class C	1,460,402	1,237,010	2,335,701	1,301,532	3,119,267	1,015,381

There are no distribution and servicing fees on the Advisor Class Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

2016 Annual Report	69

Notes to Financial Statements (continued)

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2016, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS B	CLASS C
International	$180	$259	$0	$1
Tax-Managed International	0	0	0	0
New York Municipal	0	1,010	0	137
California Municipal	188	0	0	1,195
Diversified Municipal	423	12,327	0	4,858
Short Duration Plus	831	269	30	542

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended September 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES
International	$85,039,627	$66,365,161
Tax-Managed International	71,336,370	155,570,540
Emerging Markets	19,610,848	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2016 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$1,878,809	$0	$0
Tax-Managed International	4,415,401	0	0
Emerging Markets	2,304,620	0	0
Short Duration Plus	10,000	0	0
Intermediate Duration	120,328	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal for the year ended September 30, 2016.

70	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,148,503,489	$0	$1,150,603,036	$0
Tax-Managed International	2,443,879,989	0	2,563,277,921	0
Emerging Markets	900,350,143	0	844,394,879	0
Short Duration New York Municipal	22,723,953	0	19,800,711	0
Short Duration California Municipal	6,562,726	0	9,816,081	0
Short Duration Diversified Municipal	82,709,054	0	67,350,438	0
New York Municipal	264,626,052	115,815,665	256,115,149	27,432,656
California Municipal	216,681,973	83,359,963	104,779,430	32,203,687
Diversified Municipal	1,028,098,267	452,716,483	590,853,401	111,766,797
Short Duration Plus	80,216,765	227,189,161	19,321,152	206,727,438
Intermediate Duration	540,581,760	4,480,190,136	450,748,638	4,426,689,602

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International Portfolio	$1,414,652,605	$158,691,447	$(56,402,146)	$102,289,301
Tax Managed International Portfolio	3,319,800,986	393,938,189	(136,654,006)	257,284,183
Emerging Markets Portfolio	1,200,684,108	185,616,850	(45,340,691)	140,276,159
Short Duration New York Municipal Portfolio	56,530,494	341,265	(860,121)	(518,856)
Short Duration California Municipal Portfolio	16,644,952	41,998	(474,672)	(432,674)
Short Duration Diversified Municipal Portfolio	147,760,151	665,219	(1,329,263)	(664,044)
New York Municipal Portfolio	1,697,590,895	95,019,739	(7,744,268)	87,275,471
California Municipal Portfolio	1,163,112,459	64,317,713	(4,219,655)	60,098,058
Diversified Municipal Portfolio	6,613,146,257	329,338,031	(23,001,184)	306,336,847
Short Duration Plus Portfolio	325,181,032	1,801,316	(809,183)	992,133
Intermediate Duration Portfolio	3,648,751,220	129,051,268	(26,153,509)	102,897,759

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

2016 Annual Report	71

Notes to Financial Statements (continued)

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2016, the International Portfolio and Tax-Managed International Portfolio held futures for non-hedging purposes. The Short Duration Plus Portfolio and Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2016, the International Portfolio, Tax Managed International Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. The Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

72	Sanford C. Bernstein Fund, Inc.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At September 30, 2016, the Intermediate Duration Portfolio had the maximum payments for written put options amounted to $32,000,000,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2016, the Intermediate Duration Portfolio held purchased options and written options for hedging purposes.

For the year ended September 30, 2016, the Intermediate Duration Portfolio had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/15	0	$0
Options written	2,956,760,000	484,945
Options expired	(43,200,000)	(102,168)
Options bought back	(16,000)	(118,400)
Options exercised	(2,913,528,000)	(129,977)

Options written outstanding as of 9/30/16	16,000	$134,400

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable.

2016 Annual Report	73

Notes to Financial Statements (continued)

Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2016, the Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, and Diversified Municipal Portfolio held interest rate swaps for hedging purposes. The Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2016, the Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, and Diversified Municipal Portfolio held inflation (CPI) swaps for hedging purposes. The Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

74	Sanford C. Bernstein Fund, Inc.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2016, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2016, the Diversified Municipal Portfolio, and Short Duration Plus Portfolio held credit default swaps for non-hedging purposes. The Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are

2016 Annual Report	75

Notes to Financial Statements (continued)

triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended September 30, 2016, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$65,318	*	Receivable/Payable for variation margin on exchange-traded derivatives	$8,609	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,069,380		Unrealized depreciation on forward currency exchange contracts	1,437,175
Total		$1,134,698			$1,445,784

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,478,464	$986,650
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	21,227,625	(3,553,865)
Total		$22,706,089	$(2,567,215)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$157,876	*	Receivable/Payable for variation margin on exchange-traded derivatives	$68,019	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	11,460,961		Unrealized depreciation on forward currency exchange contracts	14,810,989
Total		$11,618,837			$14,879,008

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

76	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(855,128)	$2,770,586
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	59,646,732	(16,361,981)
Total		$58,791,604	$(13,591,395)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$20,084
Interest rate contracts	Unrealized appreciation on interest rate swaps	1,219
Total		$21,303

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,492)	$25,665
Total		$(26,492)	$25,665

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$5,335
Interest rate contracts			Unrealized depreciation on interest rate swaps	$2,379
Total		$5,335		$2,379

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(8,236)	$4,410
Total		$(8,236)	$4,410

2016 Annual Report	77

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$52,098
Interest rate contracts	Unrealized appreciation on interest rate swaps	15,108
Total		$67,206

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$4,007	$80,293
Total		$4,007	$80,293

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$656,921
Interest rate contracts	Unrealized appreciation on interest rate swaps	77,278	Unrealized depreciation on interest rate swaps	$174,129
Total		$734,199		$174,129

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(484,987)	$682,966
Total		$(484,987)	$682,966

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on inflation swaps	$448,761
Interest rate contracts	Unrealized appreciation on interest rate swaps	129,145
Total		$577,906

78	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(334,568)	$661,542
Total		$(334,568)	$661,542

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivative	$78,482	*
Interest rate contracts	Unrealized appreciation on inflation swaps	$2,542,215
Interest rate contracts	Unrealized appreciation on interest rate swaps	420,123
Total		$2,962,338		$78,482

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(778,492)	$3,356,437
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	680,075	0
Total		$(98,417)	$3,356,437

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivative	$890	*	Receivable/Payable for variation margin on exchange-traded derivative	$14,564	*
Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	552,731
Credit contracts	Unrealized appreciation on credit default swaps	4,359		Unrealized depreciation on credit default swaps	29,843
Total		$5,249			$597,138

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2016 Annual Report	79

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$96,369	$(58,752)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	392,344	(718,318)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,361	(25,484)
Total		$503,074	$(802,554)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$8,130,546	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,014,463	*
Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	804,715	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,501,383		Unrealized depreciation on forward currency exchange contracts	8,404,438
Equity contracts	Investments in securities at value	69,262
Equity contracts				Options written, at value	6,425
Interest rate contracts				Unrealized depreciation on interest rate swaps	48,894
Credit contracts	Unrealized appreciation on credit default swaps	239,865		Unrealized depreciation on credit default swaps	662,135
Total		$9,941,056			$12,941,070

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

80	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$19,616,392	$2,464,463
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,762,173)	(6,294,661)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	188,000	(316,338)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	101,836	0
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(38,400)	127,975
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,135,895)	6,459,728
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,060,710)	(3,415,817)
Total		$11,909,050	$(974,650)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2016

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$16,203,547	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$411,368,758
Average principal amount of sale contracts	$404,883,851

(a)	Positions were open for two months during the year.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$33,782,433	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$884,897,311
Average principal amount of sale contracts	$870,021,225

(a)	Positions were open for six months during the year.

2016 Annual Report	81

Notes to Financial Statements (continued)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$801,818	(a)

Inflation Swaps:
Average notional amount	$1,069,231

(a)	Positions were open for eleven months during the year.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$355,833

Inflation Swaps:
Average notional amount	$361,538

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$1,300,000	(a)

Inflation Swaps:
Average notional amount	$3,176,923

(a)	Positions were open for three months during the year.

NEW YORK MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$45,483,333

Inflation Swaps:
Average notional amount	$33,484,615

CALIFORNIA MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$25,354,167

Inflation Swaps:
Average notional amount	$22,865,385

DIVERSIFIED MUNICIPAL PORTFOLIO
Interest Rate Swaps:
Average notional amount	$125,291,667

Inflation Swaps:
Average notional amount	$129,323,077

Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$72,000,000	(b)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for two months during the year.

82	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$122,220,403
Average original value of sale contracts	$14,228,255

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,117,776	(a)
Average principal amount of sale contracts	$15,537,066	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$1,777,750	(c)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for nine months during the year.

(c)	Positions were open for four months during the year.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$843,456,927
Average original value of sale contracts	$233,653,296

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$87,605,437
Average principal amount of sale contracts	$277,486,743

Purchased Options:
Average monthly cost	$395,920	(a)

Interest Rate Swaps:
Average notional amount	$50,590,000

Inflation Swaps:
Average notional amount	$93,596,667	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,247,425,475

Credit Default Swaps:
Average notional amount of buy contracts	$12,955,000
Average notional amount of sale contracts	$19,674,385

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$117,960,000

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for less than five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2016 Annual Report	83

Notes to Financial Statements (continued)

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2016:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$108,773	$(108,773)	$0	$0	$0
Citibank, NA	385,181	0	0	0	385,181
HSBC Bank USA	355,214	(38,014)	0	0	317,200
JPMorgan Chase Bank, NA	47,218	(47,218)	0	0	0
Societe Generale	138	0	0	0	138
Standard Chartered Bank	18,664	(6,403)	0	0	12,261
State Street Bank & Trust Co.	67,490	0	0	0	67,490
UBS AG	86,702	0	0	0	86,702

Total	$1,069,380	$(200,408)	$0	$0	$868,972	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$43,383	$0	$(43,383)	$0	$0

Total	$43,383	$0	$(43,383)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$22,217	$0	$0	$0	$22,217
BNP Paribas SA	853,237	(108,773)	0	0	744,464
Goldman Sachs Bank USA	172,725	0	0	0	172,725
HSBC Bank USA	38,014	(38,014)	0	0	0
JPMorgan Chase Bank, NA	143,805	(47,218)	0	0	96,587
Nomura Global Financial Products, Inc.	24,322	0	0	0	24,322
Royal Bank of Scotland PLC	176,452	0	0	0	176,452
Standard Chartered Bank	6,403	(6,403)	0	0	0

Total	$1,437,175	$(200,408)	$0	$0	$1,236,767	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

84	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$67,727	$(67,727)	$0	$0	$0
BNP Paribas SA	1,650,907	(690,053)	0	0	960,854
Citibank, NA	372,269	(372,269)	0	0	0
Credit Suisse International	401,648	0	0	0	401,648
Goldman Sachs Bank USA	1,930,151	(1,448,300)	0	0	481,851
HSBC Bank USA	271,651	(271,651)	0	0	0
JPMorgan Chase Bank, NA	4,288,621	(4,288,621)	0	0	0
Morgan Stanley & Co., Inc.	385,147	(385,147)	0	0	0
Northern Trust Co.	1,561,081	0	0	0	1,561,081
Royal Bank of Scotland PLC	96,764	(96,764)	0	0	0
Standard Chartered Bank	385,870	(385,870)	0	0	0
State Street Bank & Trust Co.	49,125	(49,125)	0	0	0

Total	$11,460,961	$(8,055,527)	$0	$0	$3,405,434	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$108,521	$0	$(108,521)	$0	$0

Total	$108,521	$0	$(108,521)	$0	$0

OTC Derivatives:
Bank of America, NA	$145,131	$(67,727)	$0	$0	$77,404
Barclays Bank PLC	1,451,377	0	0	0	1,451,377
BNP Paribas SA	690,053	(690,053)	0	0	0
Citibank, NA	497,165	(372,269)	0	0	124,896
Goldman Sachs Bank USA	1,448,300	(1,448,300)	0	0	0
HSBC Bank USA	840,093	(271,651)	0	0	568,442
JPMorgan Chase Bank, NA	5,922,281	(4,288,621)	0	0	1,633,660
Morgan Stanley & Co., Inc.	720,776	(385,147)	0	0	335,629
Royal Bank of Scotland PLC	516,980	(96,764)	0	0	420,216
Standard Chartered Bank	2,348,574	(385,870)	0	0	1,962,704
State Street Bank & Trust Co.	230,259	(49,125)	0	0	181,134

Total	$14,810,989	$(8,055,527)	$0	$0	$6,755,462	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Annual Report	85

Notes to Financial Statements (continued)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$6,015	$0	$0	$0	$6,015
Deutsche Bank AG	14,069	0	0	0	14,069
JPMorgan Chase Bank, NA	1,219	0	0	0	1,219

Total	$21,303	$0	$0	$0	$21,303	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$1,498	$0	$0	$0	$1,498
Deutsche Bank AG	3,837	0	0	0	3,837

Total	$5,335	$0	$0	$0	$5,335	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
JPMorgan Chase Bank, NA	$2,379	$0	$0	$0	$2,379

Total	$2,379	$0	$0	$0	$2,379	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Bank of America, NA	$15,108	$0	$0	$0	$15,108
Citibank, NA	17,564	0	0	0	17,564
Deutsche Bank AG	34,534	0	0	0	34,534

Total	$67,206	$0	$0	$0	$67,206	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

86	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$281,417	$(174,129)	$0	$0	$107,288
Deutsche Bank AG	452,782	0	(420,000)	0	32,782

Total	$734,199	$(174,129)	$(420,000)	$0	$140,070	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$174,129	$(174,129)	$0	$0	$0

Total	$174,129	$(174,129)	$0	$0	$0

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$225,421	$0	$0	$0	$225,421
Deutsche Bank AG	306,970	0	(300,000)	0	6,970
JPMorgan Chase Bank, NA	45,515	0	0	0	45,515

Total	$577,906	$0	$(300,000)	$0	$277,906	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Citibank, NA	$791,206	$0	$(580,000)	$0	$211,206
Deutsche Bank AG	1,751,009	0	(1,600,000)	0	151,009
JPMorgan Chase Bank, NA	420,123	0	(420,123)	0	0

Total	$2,962,338	$0	$(2,600,123)	$0	$362,215	^

2016 Annual Report	87

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$93,764	$0	$(93,764)	$0	$0

Total	$93,764	$0	$(93,764)	$0	$0

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$41,764	$0	$(41,764)	$0	$0

Total	$41,764	$0	$(41,764)	$0	$0

OTC Derivatives:
Credit Suisse International	$250,933	$0	$0	$(250,933)	$0
JPMorgan Chase Bank, NA	552,731	0	0	0	552,731

Total	$803,664	$0	$0	$(250,933)	$552,731	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

88	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$340,833	$0	$0	$0	$340,833

Total	$340,833	$0	$0	$0	$340,833

OTC Derivatives:
BNP Paribas SA	$18,693	$(18,693)	$0	$0	$0
Citibank, NA	265,950	(265,950)	0	0	0
Credit Suisse International	75,818	(75,818)	0	0	0
Goldman Sachs Bank USA	15,254	(15,254)	0	0	0
HSBC Bank USA	177,801	0	0	0	177,801
Standard Chartered Bank	1,092,947	(186,465)	0	0	906,482

Total	$1,646,463	$(562,180)	$0	$0	$1,084,283	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED**	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$3,327,202	$0	$(3,327,202)	$0	$0

Total	$3,327,202	$0	$(3,327,202)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$1,700,158	$0	$0	$0	$1,700,158
BNP Paribas SA	196,582	(18,693)	0	0	177,889
Citibank, NA	758,420	(265,950)	0	0	492,470
Credit Suisse International	2,548,443	(75,818)	0	(2,420,319)	52,306
Goldman Sachs Bank USA	4,250,162	(15,254)	0	(4,028,858)	206,050
JPMorgan Chase Bank, NA	493,261	0	0	(202,013)	291,248
Standard Chartered Bank	186,465	(186,465)	0	0	0
State Street Bank & Trust Co.	1,424,824	0	0	0	1,424,824

Total	$11,558,315	$(562,180)	$0	$(6,651,190)	$4,344,945	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Annual Report	89

Notes to Financial Statements (continued)

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2016, Intermediate Duration Portfolio earned drop income of $4,052,111, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2016, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $16,982,492 and the daily weighted average annualized interest rate was (0.37)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolios as of September 30, 2016:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†*	NET AMOUNT OF RVP LIABILITIES
JP Morgan Chase	$50,225,894	$(50,225,894)	$0

†	Including accrued interest.
*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

90	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

PORTFOLIO	2016	2015
International
Distributions paid from:
Ordinary income	$21,802,390	$33,403,765

Total distributions paid	$21,802,390	$33,403,765

Tax-Managed International
Distributions paid from:
Ordinary income	$55,480,983	$80,122,932

Total distributions paid	$55,480,983	$80,122,932

Emerging Markets
Distributions paid from:
Ordinary income	$7,737,820	$18,246,033
Long-term capital gains	20,157,829	25,977,565

Total distributions paid	$27,895,649	$44,223,598

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$26,260	$38,991
Long-term capital gains	0	0

Total taxable distributions	26,260	38,991
Tax exempt distributions	263,164	170,478

Total distributions paid	$289,424	$209,469

Short Duration California Municipal
Distributions paid from:
Ordinary income	$11,191	$13,303
Long-term capital gains	54,413	67,278

Total taxable distributions	65,604	80,581
Tax exempt distributions	6,495	0
Tax Return of Capital	21,824	0

Total distributions paid	$93,923	$80,581

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$57,406	$138,820
Long-term capital gains	140,585	30,339

Total taxable distributions	197,991	169,159
Tax exempt distributions	715,751	475,331

Total distributions paid	$913,742	$644,490

2016 Annual Report	91

Notes to Financial Statements (continued)

PORTFOLIO	2016	2015
New York Municipal
Distributions paid from:
Ordinary income	$588,980	$123,264
Long-term capital gains	0	0

Total taxable distributions	588,980	123,264
Tax exempt distributions	37,012,114	40,204,645

Total distributions paid	$37,601,094	$40,327,909

California Municipal
Distributions paid from:
Ordinary income	$412,433	$422,086
Long-term capital gains	0	0

Total taxable distributions	412,433	422,086
Tax exempt distributions	24,154,507	24,385,345

Total distributions paid	$24,566,940	$24,807,431

Diversified Municipal
Distributions paid from:
Ordinary income	$3,460,879	$2,761,161
Long-term capital gains	0	0

Total taxable distributions	3,460,879	2,761,161
Tax exempt distributions	127,335,748	127,350,590

Total distributions paid	$130,796,627	$130,111,751

Short Duration Plus
Distributions paid from:
Ordinary income	$2,655,169	$2,212,929

Total distributions paid	$2,655,169	$2,212,929

Intermediate Duration
Distributions paid from:
Ordinary income	$121,745,198	$129,174,284
Long-term capital gains	30,658,611	42,543,895

Total distributions paid	$152,403,809	$171,718,179

92	Sanford C. Bernstein Fund, Inc.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$24,858,611	$0	$(1,052,248,740)	$102,271,655	$(925,118,474)
Tax-Managed International	61,713,820	0	(2,024,292,309)	256,327,368	(1,706,251,121)
Emerging Markets	7,750,458	0	(142,458,877)	138,295,703	3,587,284
Short Duration New York Municipal	0	0	(344,934)	(497,489)	(842,423)
Short Duration California Municipal	0	0	(262,852)	(429,496)	(692,348)
Short Duration Diversified Municipal	23,317	0	(49,122)	(596,246)	(622,051)
New York Municipal	901,972	0	(14,827,064)	87,859,245	73,934,153
California Municipal	432,945	0	(16,588,925)	60,680,869	44,524,889
Diversified Municipal	2,937,676	0	(34,691,426)	309,240,949	277,487,199
Short Duration Plus	186,506	0	(19,875,872)	992,132	(18,697,234)
Intermediate Duration	15,460,370	21,211,135	(2,796,482)	109,101,907	142,976,930

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$23,317
New York Municipal	901,972
California Municipal	432,945
Diversified Municipal	2,937,676

(b)	As of September 30, 2016 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2016 California Municipal Portfolio utilized capital loss carryforwards of $1,022,311 to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $920,045 of capital loss carryforwards expire during the fiscal year. As of September 30, 2016 Short Duration Plus Portfolio and Intermediate Duration Portfolio deferred $684,067 and $2,796,482 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio elected to defer $262,852, and $49,122 of post-October capital losses. These losses are deemed to arise on October 1, 2016.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to foreign capital gains tax exposure on Peruvian securities, the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

2016 Annual Report	93

Notes to Financial Statements (continued)

As of September 30, 2016, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$88,421,013	n/a	2017
International	910,864,476	n/a	2018
International	44,844,793	8,118,458	No expiration
Tax-Managed International	219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	90,557,873	n/a	No expiration
Short Duration New York Municipal	239,531	105,403	No expiration
New York Municipal	n/a	14,827,064	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	n/a	14,182,746	No expiration
Diversified Municipal	n/a	34,691,426	No expiration
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	3,862,613	5,499,324	No expiration
Emerging Markets	36,181,888	106,276,989	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

94	Sanford C. Bernstein Fund, Inc.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are

2016 Annual Report	95

Notes to Financial Statements (continued)

investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

96	Sanford C. Bernstein Fund, Inc.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. For example, in June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated

2016 Annual Report	97

Notes to Financial Statements (continued)

securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Portfolio Turnover Risk—The Intermediate Duration Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 14.1 billion shares of common stock, par value $0.001 per share, of which 10.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLION)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	RETAIL ADVISOR CLASS SHARES	RETAIL CLASS R SHARES	RETAIL CLASS Z SHARES	TOTAL
International	600	200	200	200	0	200	300	1,700
Tax-Managed International	600	200	200	200	0	0	300	1,500
Emerging Markets	200	0	0	0	0	0	300	500
Short Duration New York Municipal	100	0	0	0	0	0	0	100
Short Duration California Municipal	100	0	0	0	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	0	0	0	100
New York Municipal	400	200	200	200	200	0	0	1,200
California Municipal	200	200	200	200	200	0	0	800
Diversified Municipal	800	400	400	400	400	0	0	2,400
Short Duration Plus	200	200	200	200	0	200	0	1,000
Intermediate Duration	600	0	0	0	0	0	0	600

98	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2016 and September 30, 2015, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
International Class Shares
Shares sold	15,896,122	27,163,145	$239,649,617	$422,238,282
Shares issued to shareholders on reinvestment of dividends	1,258,373	1,808,646	19,177,587	27,726,542
Shares redeemed	(30,023,993)	(26,293,071)	(447,809,367)	(410,396,933)

Net increase (decrease)	(12,869,498)	2,678,720	(188,982,163)	39,567,891
Beginning of period	99,072,412	96,393,692	2,455,414,167	2,415,846,276

End of period	86,202,914	99,072,412	$2,266,432,004	$2,455,414,167

Class A Shares
Shares sold	23,388	68,893	$348,057	$1,068,576
Shares issued to shareholders on reinvestment of dividends	3,916	5,297	58,779	80,040
Shares converted from Class B	2,196	6,584	32,120	101,969
Shares redeemed	(67,262)	(68,300)	(1,003,076)	(1,065,570)

Net increase (decrease)	(37,762)	12,474	(564,120)	185,015
Beginning of period	288,404	275,930	22,362,173	22,177,158

End of period	250,642	288,404	$21,798,053	$22,362,173

Class B Shares
Shares issued to shareholders on reinvestment of dividends	0 (a)	77	$8	$1,177
Shares converted to Class A	(2,167)	(6,547)	(32,120)	(101,969)
Shares redeemed	(217)	(379)	(3,265)	(5,713)

Net decrease	(2,384)	(6,849)	(35,377)	(106,505)
Beginning of period	3,751	10,600	1,564,645	1,671,150

End of period	1,367	3,751	$1,529,268	$1,564,645

Class C Shares
Shares sold	18,198	12,811	$271,152	$199,411
Shares issued to shareholders on reinvestment of dividends	718	1,717	10,830	26,049
Shares redeemed	(40,975)	(34,708)	(602,784)	(536,260)

Net decrease	(22,059)	(20,180)	(320,802)	(310,800)
Beginning of period	127,305	147,485	12,144,052	12,454,852

End of period	105,246	127,305	$11,823,250	$12,144,052

2016 Annual Report	99

Notes to Financial Statements (continued)

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class Z Shares (b)
Shares sold	10,357,615	0	$145,110,003	$0

Net increase	10,357,615	0	145,110,003	0
Beginning of period	0	0	0	0

End of period	10,357,615	0	$145,110,003	$0

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

As of September 30, 2016, certain AllianceBernstein mutual funds owned 11% of the International Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Tax-Managed International Class Shares
Shares sold	28,885,234	43,698,071	$436,196,940	$682,384,767
Shares issued to shareholders on reinvestment of dividends	2,843,568	3,742,111	43,506,600	57,628,509
Shares redeemed	(67,948,807)	(41,150,480)	(1,006,182,713)	(645,758,204)

Net increase (decrease)	(36,220,005)	6,289,702	(526,479,173)	94,255,072
Beginning of period	241,825,728	235,536,026	5,396,187,882	5,301,932,810

End of period	205,605,723	241,825,728	$4,869,708,709	$5,396,187,882

Class A Shares
Shares sold	5,523	9,282	$82,440	$146,563
Shares issued to shareholders on reinvestment of dividends	1,385	2,051	20,881	31,141
Shares converted from Class B	806	105	12,127	1,655
Shares redeemed	(7,154)	(11,014)	(106,668)	(170,839)

Net increase	560	424	8,780	8,520
Beginning of period	97,009	96,585	6,526,108	6,517,588

End of period	97,569	97,009	$6,534,888	$6,526,108

100	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class B Shares
Shares sold	0	282	$0	$4,410
Shares issued to shareholders on reinvestment of dividends	0	18	0	281
Shares converted to Class A	(806)	(104)	(12,127)	(1,655)
Shares redeemed	0 (a)	(1)	(3)	(20)

Net increase (decrease)	(806)	195	(12,130)	3,016
Beginning of period	1,098	903	282,905	279,889

End of period	292	1,098	$270,775	$282,905

Class C Shares
Shares sold	0	7,758	$0	$121,663
Shares issued to shareholders on reinvestment of dividends	160	253	2,424	3,853
Shares redeemed	(6,675)	(5,654)	(98,851)	(87,496)

Net increase (decrease)	(6,515)	2,357	(96,427)	38,020
Beginning of period	29,192	26,835	2,497,245	2,459,225

End of period	22,677	29,192	$2,400,818	$2,497,245

Class Z Shares (b)
Shares sold	21,691,645	0	$305,852,003	$0

Net increase	21,691,645	0	305,852,003	0
Beginning of period	0	0	0	0

End of period	21,691,645	0	$305,852,003	$0

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

As of September 30, 2016, certain AllianceBernstein mutual funds owned 10% of the Tax-Managed International Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

2016 Annual Report	101

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Emerging Markets Class Shares
Shares sold	8,416,307	7,451,291	$191,455,492	$198,373,060
Shares issued to shareholders on reinvestment of dividends and distributions	1,160,022	1,572,548	26,262,900	42,836,212
Shares redeemed	(12,002,061)	(5,839,055)	(274,964,018)	(158,162,164)

Net increase (decrease)	(2,425,732)	3,184,784	(57,245,626)	83,047,108
Beginning of period	48,798,099	45,613,315	1,293,520,917	1,210,473,809

End of period	46,372,367	48,798,099	$1,236,275,291	$1,293,520,917

Class Z Shares (a)
Shares sold	4,671,856	0	$98,996,003	$0

Net increase	4,671,856	0	98,996,003	0
Beginning of period	0	0	0	0

End of period	4,671,856	0	$98,996,003	$0

(a)	Commenced distribution on January 15, 2016.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Shares sold	1,726,231	2,049,398	$21,533,425	$25,567,810
Shares issued to shareholders on reinvestment of dividends and distributions	18,774	15,687	234,128	195,650
Shares redeemed	(2,031,518)	(4,536,404)	(25,335,085)	(56,576,284)

Net decrease	(286,513)	(2,471,319)	(3,567,532)	(30,812,824)
Beginning of period	4,833,693	7,305,012	61,193,812	92,006,636

End of period	4,547,180	4,833,693	$57,626,280	$61,193,812

102	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Shares sold	289,040	923,203	$3,593,676	$11,522,948
Shares issued to shareholders on reinvestment of dividends and distributions	7,345	6,248	91,232	78,057
Shares redeemed	(973,742)	(2,186,976)	(12,109,162)	(27,289,068)

Net decrease	(677,357)	(1,257,525)	(8,424,254)	(15,688,063)
Beginning of period	2,000,875	3,258,400	25,566,056	41,254,119

End of period	1,323,518	2,000,875	$17,141,802	$25,566,056

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Shares sold	5,258,500	8,105,933	$66,277,158	$102,070,842
Shares issued to shareholders on reinvestment of dividends and distributions	62,649	43,675	789,127	550,178
Shares redeemed	(8,593,741)	(13,528,408)	(108,276,394)	(170,386,312)

Net decrease	(3,272,592)	(5,378,800)	(41,210,109)	(67,765,292)
Beginning of period	15,055,922	20,434,722	190,327,079	258,092,371

End of period	11,783,330	15,055,922	$149,116,970	$190,327,079

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Municipal Class Shares
Shares sold	17,677,991	16,809,283	$252,494,375	$237,498,112
Shares issued to shareholders on reinvestment of dividends and distributions	1,861,604	1,932,681	26,572,160	27,301,931
Shares redeemed	(13,206,489)	(17,371,578)	(188,605,560)	(245,500,858)

Net increase	6,333,106	1,370,386	90,460,975	19,299,185
Beginning of period	102,528,623	101,158,237	1,393,024,627	1,373,725,442

End of period	108,861,729	102,528,623	$1,483,485,602	$1,393,024,627

2016 Annual Report	103

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class A Shares
Shares sold	2,479,418	2,154,340	$35,344,202	$30,473,688
Shares issued to shareholders on reinvestment of dividends and distributions	179,724	217,532	2,564,308	3,073,138
Shares converted from Class B	764	7,593	10,873	106,884
Shares redeemed	(3,279,359)	(3,891,960)	(46,696,588)	(54,897,996)

Net decrease	(619,453)	(1,512,495)	(8,777,205)	(21,244,286)
Beginning of period	13,283,688	14,796,183	192,209,130	213,453,416

End of period	12,664,235	13,283,688	$183,431,925	$192,209,130

Class B Shares
Shares sold	0 (a)	1	$0 (b)	$14
Shares issued to shareholders on reinvestment of dividends and distributions	15	103	214	1,460
Shares converted to Class A	(765)	(7,597)	(10,873)	(106,884)
Shares redeemed	0 (a)	(1,528)	(15)	(21,474)

Net decrease	(750)	(9,021)	(10,674)	(126,884)
Beginning of period	1,841	10,862	829,782	956,666

End of period	1,091	1,841	$819,108	$829,782

Class C Shares
Shares sold	584,599	344,774	$8,347,471	$4,877,134
Shares issued to shareholders on reinvestment of dividends and distributions	40,226	51,551	573,861	728,385
Shares redeemed	(805,052)	(1,103,427)	(11,503,952)	(15,590,977)

Net decrease	(180,227)	(707,102)	(2,582,620)	(9,985,458)
Beginning of period	4,146,621	4,853,723	60,799,150	70,784,608

End of period	3,966,394	4,146,621	$58,216,530	$60,799,150

Advisor Class Shares (c)
Shares sold	225,620	0	$3,230,926	$0
Shares redeemed	(490)	0	(7,015)	0

Net increase	225,130	0	3,223,911	0
Beginning of period	0	0	0	0

End of period	225,130	0	$3,223,911	$0

(a)	Share amount is less than one full share.

(b)	Amount is less than $.50.

(c)	Commenced distribution on July 25, 2016.

104	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Municipal Class Shares
Shares sold	13,575,919	12,821,814	$197,583,765	$185,141,626
Shares issued to shareholders on reinvestment of dividends	1,244,235	1,217,389	18,101,761	17,570,554
Shares redeemed	(10,093,020)	(9,644,564)	(146,868,857)	(139,347,578)

Net increase	4,727,134	4,394,639	68,816,669	63,364,602
Beginning of period	71,990,198	67,595,559	1,004,769,297	941,404,695

End of period	76,717,332	71,990,198	$1,073,585,966	$1,004,769,297

Class A Shares
Shares sold	2,523,327	2,557,459	$36,648,566	$36,983,162
Shares issued to shareholders on reinvestment of dividends	73,059	80,689	1,063,018	1,165,099
Shares converted from Class B	98	100	1,418	1,438
Shares redeemed	(2,677,244)	(4,322,532)	(38,847,860)	(62,421,640)

Net decrease	(80,760)	(1,684,284)	(1,134,858)	(24,271,941)
Beginning of period	6,402,960	8,087,244	94,796,081	119,068,022

End of period	6,322,200	6,402,960	$93,661,223	$94,796,081

Class B Shares (a)
Shares issued to shareholders on reinvestment of dividends	1	3	$4	$29
Shares converted to Class A	(98)	(100)	(1,418)	(1,438)
Shares redeemed	(59)	(1)	(851)	(14)

Net decrease	(156)	(98)	(2,265)	(1,423)
Beginning of period	156	254	422,227	423,650

End of period	0	156	$419,962	$422,227

Class C Shares
Shares sold	182,196	220,460	$2,653,630	$3,180,519
Shares issued to shareholders on reinvestment of dividends	10,449	12,466	151,939	179,959
Shares redeemed	(187,143)	(302,367)	(2,720,040)	(4,370,073)

Net increase (decrease)	5,502	(69,441)	85,529	(1,009,595)
Beginning of period	1,520,911	1,590,352	22,408,880	23,418,475

End of period	1,526,413	1,520,911	$22,494,409	$22,408,880

2016 Annual Report	105

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Advisor Class Shares (b)
Shares sold	223,817	0	$3,265,524	$0
Shares redeemed	(7)	0	(103)	0

Net increase	223,810	0	3,265,421	0
Beginning of period	0	0	0	0

End of period	223,810	0	$3,265,421	$0

(a)	Class B was redeemed on September 30, 2016.

(b)	Commenced distribution on July 25, 2016.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Municipal Class Shares
Shares sold	73,025,362	68,278,825	$1,069,775,380	$990,655,894
Shares issued to shareholders on reinvestment of dividends and distributions	5,450,268	5,482,969	79,758,424	79,487,767
Shares redeemed	(54,647,716)	(55,681,255)	(799,860,113)	(806,729,136)

Net increase	23,827,914	18,080,539	349,673,691	263,414,525
Beginning of period	335,883,823	317,803,284	4,670,466,507	4,407,051,982

End of period	359,711,737	335,883,823	$5,020,140,198	$4,670,466,507

Class A Shares
Shares sold	8,473,655	25,400,779	$124,107,517	$368,929,151
Shares issued to shareholders on reinvestment of dividends and distributions	345,098	1,372,939	5,054,561	19,918,614
Shares converted from Class B	1,429	1,993	20,778	28,776
Shares redeemed	(11,233,300)	(99,594,173)	(164,386,563)	(1,438,051,056)

Net decrease	(2,413,118)	(72,818,462)	(35,203,707)	(1,049,174,515)
Beginning of period	33,125,740	105,944,202	486,652,628	1,535,827,143

End of period	30,712,622	33,125,740	$451,448,921	$486,652,628

106	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class B Shares
Shares sold	632	910	$9,253	$13,101
Shares issued to shareholders on reinvestment of dividends and distributions	36	50	531	732
Shares converted to Class A	(1,429)	(1,992)	(20,778)	(28,776)
Shares redeemed	(550)	(129)	(8,079)	(1,883)

Net decrease	(1,311)	(1,161)	(19,073)	(16,826)
Beginning of period	6,646	7,807	726,426	743,252

End of period	5,335	6,646	$707,353	$726,426

Class C Shares
Shares sold	882,748	669,857	$12,919,718	$9,733,694
Shares issued to shareholders on reinvestment of dividends and distributions	52,605	63,769	770,281	925,144
Shares redeemed	(1,609,958)	(1,902,823)	(23,575,186)	(27,626,088)

Net decrease	(674,605)	(1,169,197)	(9,885,187)	(16,967,250)
Beginning of period	8,077,566	9,246,763	119,553,811	136,521,061

End of period	7,402,961	8,077,566	$109,668,624	$119,553,811

Advisor Class Shares (a)
Shares sold	19,797,475	75,539,024	$289,574,151	$1,088,142,973
Shares issued to shareholders on reinvestment of dividends and distributions	1,424,398	106,602	20,828,139	1,536,272
Shares redeemed	(18,394,395)	(1,560,667)	(269,250,105)	(22,492,663)

Net increase	2,827,478	74,084,959	41,152,185	1,067,186,582
Beginning of period	74,084,959	0	1,067,186,582	0

End of period	76,912,437	74,084,959	$1,108,338,767	$1,067,186,582

(a)	Commenced distribution on June 26, 2015.

2016 Annual Report	107

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Short Duration Plus Class Shares
Shares sold	15,382,571	9,600,271	$180,335,599	$112,823,331
Shares issued to shareholders on reinvestment of dividends	160,829	127,991	1,885,626	1,503,428
Shares redeemed	(11,200,740)	(14,056,126)	(131,183,014)	(165,048,681)

Net increase (decrease)	4,342,660	(4,327,864)	51,038,211	(50,721,922)
Beginning of period	22,363,070	26,690,934	289,227,478	339,949,400

End of period	26,705,730	22,363,070	$340,265,689	$289,227,478

Class A Shares
Shares sold	3,050,696	1,866,695	$35,732,565	$21,933,404
Shares issued to shareholders on reinvestment of dividends	11,642	10,790	136,576	126,756
Shares converted from Class B	16,296	40,391	191,321	474,766
Shares redeemed	(3,958,239)	(3,433,003)	(46,342,232)	(40,358,831)

Net decrease	(879,605)	(1,515,127)	(10,281,770)	(17,823,905)
Beginning of period	3,058,179	4,573,306	39,832,225	57,656,130

End of period	2,178,574	3,058,179	$29,550,455	$39,832,225

Class B Shares
Shares sold	5,595	15,617	$65,474	$183,413
Shares issued to shareholders on reinvestment of dividends	50	65	582	766
Shares converted to Class A	(16,329)	(40,473)	(191,321)	(474,766)
Shares redeemed	(8,919)	(46,321)	(104,271)	(543,133)

Net decrease	(19,603)	(71,112)	(229,536)	(833,720)
Beginning of period	29,090	100,202	2,159,991	2,993,711

End of period	9,487	29,090	$1,930,455	$2,159,991

Class C Shares
Shares sold	296,082	278,256	$3,461,821	$3,263,414
Shares issued to shareholders on reinvestment of dividends	2,777	1,370	32,510	16,057
Shares redeemed	(567,330)	(431,468)	(6,641,648)	(5,063,094)

Net decrease	(268,471)	(151,842)	(3,147,317)	(1,783,623)
Beginning of period	1,170,624	1,322,466	15,325,086	17,108,709

End of period	902,153	1,170,624	$12,177,769	$15,325,086

108	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Shares sold	28,359,870	27,961,563	$378,618,328	$380,228,364
Shares issued to shareholders on reinvestment of dividends and distributions	9,822,079	10,994,716	130,002,830	148,856,866
Shares redeemed	(42,549,107)	(62,479,447)	(566,926,187)	(854,035,949)

Net decrease	(4,367,158)	(23,523,168)	(58,305,029)	(324,950,719)
Beginning of period	257,035,625	280,558,793	3,361,668,164	3,686,618,883

End of period	252,668,467	257,035,625	$3,303,363,135	$3,361,668,164

As of September 30, 2016, certain shareholders of the Short Duration Plus Portfolio owned 25% of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Effective October 4, 2016, sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2016 Annual Report	109

2016 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2016. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	97.93%
Intermediate Duration	69.57%

For the taxable year ended September 30, 2016, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$21,802,390
Tax-Managed International	55,480,983
Emerging Markets	7,734,277

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2016, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$3,488,481	$47,335,072
Tax-Managed International	8,216,096	111,435,329
Emerging Markets	3,486,005	28,008,870

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

110	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(1)

Vice President

Kent Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Karen A. Sesin(1)

Vice President

Henry S. D’Auria(1)

Vice President

Fred S. Cohen(1)

Vice President

R.B. (“Guy”) Davidson III(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael S. Canter(1)

Vice President

Douglas J. Peebles(1)

Vice President

Greg J. Wilensky(1)

Vice President

Paul J. DeNoon(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Mses. Fay and Sesin and Messrs. Hargis, Lavi, and Saltiel are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Ms. Sesin and Messrs. D’Auria and Saltiel are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan and Wilensky are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, DeNoon, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Cohen, Davidson, Hults and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

2016 Annual Report	111

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
INTERESTED DIRECTOR
Seth Masters† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2011. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	20	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011
DISINTERESTED DIRECTORS
Bart Friedman,‡^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	20	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics

Suzanne Brenner,‡ 58 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Council of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	20	100 Women in Hedge Funds (through December 31, 2014)

112	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
R. Jay Gerken,‡ 65 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	20	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol,‡ 63 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	20	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry,‡ 65 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	20	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2011

Donald K. Peterson,‡ 67 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	20	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB

* There is no stated term of office for the Directors.

† Mr. Masters is an “interested person” as defined in the Investment Company Act of 1940, because of his affiliation with AB.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2016 Annual Report	113

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Michael S. Canter, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011 and Director of US Multi-Sector and Securitized Assets.

Fred S. Cohen, 58	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011, and Director of Municipal Bond Trading.

Henry S. D’Auria, 54	Vice President	Senior Vice President of the Adviser† and Chief Investment Officer—Emerging Markets Value Equities and was Co-Chief Investment Officer—International Value Equities until 2012. Mr. D’Auria has been associated with the Adviser in similar capacities since prior to 2011.

R.B. (“Guy”) Davidson III, 55	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011, and Director of Municipal Bond Management.

Paul J. DeNoon, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated in a substantially similar capacity to his current position since prior to 2011, and Director of Emerging Markets Debt.

Sharon E. Fay, 56	Vice President	Senior Vice President of the Adviser†, with which she has been associated since prior to 2011. She is also Head of AB Equities since 2010 and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent Hargis, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated in a similar capacity to his current position since prior to 2011, and Director of Quantitative Research Equities.

Terrance T. Hults, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

Shawn Keegan, 45	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2011.

114	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Avi Lavi, 50	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2011 and Co-CIO Global Value and Global Director of Value Research.

Mathews J. Norton, 43	Vice President	Vice President of the Adviser, with which he has been associated since prior to 2011.

Douglas J. Peebles, 51	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2011, and Chief Investment Officer and Head of AB Fixed Income.

Laurent Saltiel, 46	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2011. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth. Prior thereto, he was associated with Janus Capital as a portfolio Adviser since prior to 2011.

Karen A. Sesin, 57	Vice President	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Adviser, with which she has been associated in a similar capacity to her current position since prior to 2011.

Greg J. Wilensky, 49	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2011, and Director of Stable Value Investments.

Seth Masters, 57	President	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

2016 Annual Report	115

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS†, with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2011.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

116	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2,3

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully

1 The Senior Officer’s evaluation was completed on October 6, 2016 and discussed with the Board at the October 19-20, 2016 meetings.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

3 U.S. Government Short Duration Portfolio was liquidated on May 2, 2016.

2016 Annual Report	117

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pays the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 2.5 basis points effective through October 31, 2016. From November 1, 2011 through October 31, 2015, the Adviser had been waiving 5 basis points in advisory fees.

Short Duration Plus Portfolio	First $750 million	0.450%
Short Duration California Municipal Portfolio	On the balance	0.400%
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

118	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2016 and September 30, 2015 are set forth below:

PORTFOLIO	09/30/16 NET ASSETS ($MM)	09/30/15 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,591.7	$3,569.0		$22.7
International Portfolio	$1,522.5	$1,460.6		$61.9
Emerging Markets Portfolio	$1,340.4	$1,108.2		$232.2
Short Duration Plus Portfolio	$350.2	$313.2		$37.0
Intermediate Duration Portfolio	$3,445.2	$3,453.7	-$	8.5
Short Duration California Municipal Portfolio	$16.4	$25.0	-$	8.6
Short Duration Diversified Municipal Portfolio	$148.6	$189.9	-$	41.3
Short Duration New York Municipal Portfolio	$56.8	$60.7	-$	3.9
California Municipal Portfolio	$1,235.2	$1,151.9		$83.3
Diversified Municipal Portfolio	$6,963.2	$6,530.5		$432.7
New York Municipal Portfolio	$1,803.9	$1,693.4		$110.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2016 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.928%	0.821%	-0.107%
International Portfolio	0.966%	0.849%	-0.117%
Emerging Markets Portfolio	1.218%	1.118%	-0.100%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.465%	0.458%	-0.007%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.490%	0.490%	0.000%
Diversified Municipal Portfolio	0.457%	0.415%	-0.042%
New York Municipal Portfolio	0.478%	0.478%	0.000%

With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Adviser has agreed to waive that portion of its management fees and/or reimburse those Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ current fiscal year. The Portfolios’ Expense Limitation Undertaking was implemented on

2016 Annual Report	119

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

December 21, 2015, and is in effect for a 1 year period (the “expense limitation period”). The terms of the Expense Limitation Undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the end of the expense limitation period. With respect to Tax-Managed International Portfolio and International Portfolio, the Adviser has proposed to raise the expense cap by 3 basis points for all share classes, although both Portfolios were operating below their current expense caps during the most recent semi-annual period.

PORTFOLIO		PROPOSED CAP	SEMI-ANNUAL PERIOD ENDING 03/31/16 TOTAL EXPENSE RATIO[6]
			CAP	NET[7]	GROSS[7]
Tax-Managed International Portfolio[8]	Private Cl	1.23%	1.20%	1.11%	1.16%
	Class A	1.23%	1.20%	1.11%	1.63%
	Class B	1.98%	1.95%	1.82%	2.28%
	Class C	1.98%	1.95%	1.86%	2.38%
	Class Z9	0.98%	0.95%	0.91%	1.06%

International Portfolio[8]	Private Cl.	1.23%	1.20%	1.16%	1.21%
	Class A	1.23%	1.20%	1.15%	1.97%
	Class B	1.98%	1.95%	1.89%	2.68%
	Class C	1.98%	1.95%	1.90%	2.72%
	Class Z9	0.98%	0.95%	0.95%	1.11%

Emerging Markets Portfolio	Private Cl.	1.50%	1.50%	1.48%	1.50%
	Class Z9	1.25%	1.25%	1.25%	1.32%

Set forth below are the total expense ratios of those Portfolios without an Expense Limitation Undertaking for the semi-annual period ended March 31, 2016:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/16 TOTAL EXPENSE RATIO[10]
Short Duration Plus Portfolio[11]	Private Client	0.64%
	Class A	0.94%
	Class B	1.26%
	Class C	1.18%

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[12]	Private Client	0.91%

Short Duration Diversified Municipal Portfolio	Private Client	0.64%

Short Duration New York Municipal Portfolio	Private Client	0.73%

6 Annualized.

7 The “net” total expense ratio is the ratio after any advisory fee waivers and/or expense reimbursements are applied to the Portfolio. The “gross” total expense ratio is the ratio before any advisory fee waivers and/or expense reimbursements are applied to the Portfolio.

8 Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month period ended March 31, 2016, such fees for Classes A, B, C, and Z amounted to $11,669, $29,788 and $0, respectively for Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

9 Inception: January 15, 2016.

10 Annualized.

11 Prior to November 1, 2015, Short Duration Plus Portfolio’s distributor for the retail classes, AllianceBernstein Investment, Inc. (“ABI”) reduced distribution service fees for the Portfolio’s Class A shares to 0.20%. For the period July 1, 2015 through October 31, 2015, ABI further voluntarily reduced such fee to zero. For the six month period ended March 31, 2016, such waiver amounted to $38,144. Such amounts are paid by the Adviser out of its own resources.

12 For the six month period ending March 31, 2016, to prevent expenses of Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $4,476.

120	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/16 TOTAL EXPENSE RATIO[10]
California Municipal Portfolio	Private Client	0.63%
	Class A	0.82%
	Class B	1.81%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.78%
	Class B	1.63%
	Class C	1.54%
	Advisor	0.57%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.81%
	Class B	1.69%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

2016 Annual Report	121

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.13 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2016 net assets.14

PORTFOLIO	NET ASSETS 09/30/16 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,591.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%[15]

International Portfolio	$1,522.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%[15]

Emerging Markets Portfolio	$1,340.4	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.807%	1.118%[16]

Short Duration Plus Portfolio	$350.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.163%	0.450%

Intermediate Duration Portfolio	$3,445.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.203%	0.458%

Short Duration California Municipal Portfolio	$16.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.300%	0.450%

13 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

14 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15 The effective advisory fee shown reflects the Portfolio’s 5 basis points advisory fee waiver, currently in effect. Had the proposed 2.5 basis points advisory fee reduction been in effect the effective advisory fees would have been 0.846% and 0.874%, respectively for Tax-Managed International Portfolio and International Portfolio.

16 The effective advisory fee shown reflects the Portfolio’s 2.5 basis points advisory fee waiver, currently in effect.

122	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/16 ($MIL)	AB INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration Diversified Municipal Portfolio	$148.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.197%	0.450%

Short Duration New York Municipal Portfolio	$56.8	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.235%	0.450%

California Municipal Portfolio	$1,235.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.490%

Diversified Municipal Portfolio	$6,963.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.415%

New York Municipal Portfolio	$1,803.9	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Broadridge peers.17 The Senior Officer noted that the high spreads for Tax-Managed International Portfolio and International Portfolio are primarily due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Broadridge peers.

17 Group peers selected by Broadridge from the 2016 Lipper 15(c) Report.

2016 Annual Report	123

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2016 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%[15]

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%[15]

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.118%[16]

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[18]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.486%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.490%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.404%	0.415%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

18 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%. During the most recently completed fiscal year AB reimbursed SCB II $851,215 (0.13%) for expenses above the expense cap.

124	Sanford C. Bernstein Fund, Inc.

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual funds’ fee schedules been applicable to the Portfolio based on the Portfolio’s September 30, 2016 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio	AB Emerging Markets Multi-Asset Portfolio[19]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.987%	1.118%[16]

	AB Emerging Markets Growth Portfolio[20] AB Emerging Markets Core[21]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.093%[22]	1.118%[16]

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fee set forth below for the Luxembourg fund that has a somewhat similar investment style as Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[23]
Emerging Markets Portfolio	Emerging Markets Equity
	Class A	1.65%
	Class I (Institutional)	0.85%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[24],[25]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

19 AB Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries, in contrast to Emerging Markets Portfolio, which invests only in emerging markets equity securities.

20 AB Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

21 AB Emerging Markets Core Portfolio is similar to Emerging Markets Portfolio in that the retail mutual fund invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” approach primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In contrast to Emerging Markets Portfolio, AB Emerging Markets Core Portfolio is non-diversified; accordingly it can invest more of its assets in a smaller number of issuers.

22 The ABMF fee of 1.093% reflects the 5 basis points advisory fee waiver.

23 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

24 The ITM fund is privately placed or institutional.

25 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AB fee.

2016 Annual Report	125

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2016 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[26]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.582%	0.849%[15]

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.476%	1.118%[16]

Intermediate Duration Portfolio	Client #4[26]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other Russell Group of companies)	0.130%	0.415%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.27,28 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)29 and the Portfolio’s contractual management fee ranking.30

26 The sub-advised relationship is with an affiliate of the Adviser.

27 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

28 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

29 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

30 The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

126	Sanford C. Bernstein Fund, Inc.

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EGs of the Portfolios to include peers with a different load type,31 and for certain Portfolios, a similar but not the same Lipper investment objective/classification.32 However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Portfolios’ Broadridge Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.

Contractual management fees are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio on a pro-forma basis to show the impact of the investment advisory fee waivers to the Portfolios’ comparisons to their Broadridge peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
Tax-Managed International Portfolio[33]
Waiver: 0.0 bp	0.872	0.872	8/16
Waiver: 2.5 bp (Proposed)	0.847	0.872	7/16
Waiver: 5.0 bp (Current)	0.822	0.872	7/16

International Portfolio[33]
Waiver: 0.0 bp	0.901	0.890	8/13
Waiver: 2.5 bp (Proposed)	0.876	0.890	7/13
Waiver: 5.0 bp (Current)	0.851	0.890	5/13

Emerging Markets Portfolio
Waiver: 0.0 bp	1.150	1.097	9/14
Waiver: 2.5 bp (Current)	1.125	1.097	9/14
Waiver: 5.0 bp (Prior to 11/1/15)	1.100	1.097	8/14

Short Duration Plus Portfolio	0.450	0.430	9/15

Intermediate Duration Portfolio	0.458	0.433	9/15

Short Duration California Municipal Portfolio[34]	0.450	0.475	4/8

Short Duration Diversified Municipal Portfolio	0.450	0.408	7/10

Short Duration New York Municipal Portfolio[34]	0.450	0.500	3/7

California Municipal Portfolio[34]	0.491	0.491	8/15

Diversified Municipal Portfolio	0.415	0.415	7/15

New York Municipal Portfolio[34]	0.478	0.473	10/16

31 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to potentially include peers of the following load type: institutional load, front-end and no-load.

32 Peers with a similar (but not the same) investment objective/classification were included in the EGs and EUs of the following Portfolios: Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio.

33 On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

34 Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

2016 Annual Report	127

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.35 Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[36]	EG MEDIAN (%)	GROUP RANK	EU MEDIAN (%)	UNIVERSE RANK
Tax-Managed International Portfolio
Waiver: 0.0 bp	1.161	1.163	8/16	1.097	170/292
Waiver: 2.5 bp (Proposed)	1.136	1.163	7/16	1.097	156/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.111	1.163	7/16	1.097	151/292

International Portfolio
Waiver: 0.0 bp	1.200	1.190	7/13	1.097	182/292
Waiver: 2.5 bp (Proposed)	1.181	1.190	5/13	1.097	175/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.156	1.190	5/13	1.097	169/292

Emerging Markets Portfolio
Waiver: 0.0 bp	1.489	1.585	6/14	1.390	264/434
Waiver: 2.5 bp (Current)	1.464	1.585	6/14	1.390	254/434
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.439	1.585	6/14	1.390	240/434

Short Duration Plus Portfolio	0.641	0.736	5/15	0.602	90/161
Intermediate Duration Portfolio	0.587	0.780	1/15	0.649	112/299
Short Duration California Municipal Portfolio[37]	0.814	0.763	7/8	0.630	16/19
Short Duration Diversified Municipal Portfolio	0.631	0.660	5/10	0.550	48/67
Short Duration New York Municipal Portfolio[37]	0.698	0.726	3/7	0.630	11/19
California Municipal Portfolio[37]	0.634	0.738	5/16	0.600	84/147
Diversified Municipal Portfolio	0.555	0.705	2/15	0.605	51/125
New York Municipal Portfolio[37]	0.615	0.749	2/16	0.624	73/148

With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ contractual management fees with the proposed 2.5 basis points advisory fee waiver are lower than their EG medians. Emerging Markets Portfolio’s contractual management fee with the current 2.5 basis points advisory fee waiver is higher than the EG median.

The contractual management fees for Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio and New York Municipal Portfolios are higher than the Portfolios’ EG medians. Short Duration California Municipal Portfolio’s and Short Duration New York Municipal Portfolio’s contractual management fees are lower than their EG medians. California Municipal Portfolio’s and Diversified Municipal Portfolio’s contractual management fees are equal to their EG medians.

Except for Short Duration California Municipal Portfolio, whose total expense ratio is higher than the EG median, the Fixed Income Portfolios’ total expense ratios are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior

35 Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

36 The total expense ratios are for the most recently completed fiscal year Private Client Class.

37 Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

128	Sanford C. Bernstein Fund, Inc.

Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Emerging Markets Portfolio, Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability, both excluding and including administrative and servicing expenses, increased for the Portfolios during calendar year 2015, relative to 2014.

The Adviser provides the Portfolios with shareholder services. For these services, the Adviser charges the fixed-income portfolios38 a fee of 0.10% of average daily assets and the equity portfolios39 a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2015.40

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$9,370,156
International Portfolio	3,924,256
Emerging Markets Portfolio	3,197,968
Short Duration Plus Portfolio	291,134
Intermediate Duration Portfolio	3,575,822
Short Duration California Municipal Portfolio	32,523
Short Duration Diversified Municipal Portfolio	218,232
Short Duration New York Municipal Portfolio	74,582
California Municipal Portfolio	1,007,317
Diversified Municipal Portfolio	4,800,047
New York Municipal Portfolio	1,444,292

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares.

PORTFOLIO	09/30/16 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	9.47%
International Portfolio	10.92%

38 All Portfolios excluding Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

39 Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

40 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

2016 Annual Report	129

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

PORTFOLIO	09/30/16 TOTAL RETAIL AS % OF NET ASSETS
Emerging Markets Portfolio	9.16%
Short Duration Plus Portfolio	10.38%
California Municipal Portfolio	9.54%
Diversified Municipal Portfolio	24.23%
New York Municipal Portfolio	13.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2015:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$14
International Portfolio	164
Short Duration Plus Portfolio	959
California Municipal Portfolio	104
Diversified Municipal Portfolio	718
New York Municipal Portfolio	0

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2015:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$8,469	$0
International Portfolio	34,125	250
Short Duration Plus Portfolio	229,784	43,120
California Municipal Portfolio	503,923	32,381
Diversified Municipal Portfolio	5,162,363	42,451
New York Municipal Portfolio	1,173,563	6,937

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2015:41

41 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2015, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

130	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[42]	$1,149
International Portfolio[42]	7,980
Short Duration Plus Portfolio	24,818
California Municipal Portfolio	17,865
Diversified Municipal Portfolio	383,054
New York Municipal Portfolio	29,948

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2015.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale have been shared with the Portfolios in a variety of ways: (1) breakpoints in certain advisory fee schedules; (2) expense caps and fee waivers on select Portfolios; and (3) the Adviser’s continued investment in the business, including by researching and implementing new products and enhancements to existing Portfolios.

At a 2012 Board meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since the first quarter of 2009, AUM has experienced less change. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,43 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics originally published in 2002.44 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.45 The independent consultant then discussed the results of the regression model that was utilized to study the effects of

42 Effective February 25, 2013, the minimum fee was waived for Tax-Managed International Portfolio and International Portfolio due to the high total expenses of their retail classes. ABIS is charging those Portfolios a fee on a per account basis.

43 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

44 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

45 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

2016 Annual Report	131

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.46

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $496 billion as of August 31, 2016, the Adviser has reported that it has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios47 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)48 for the period ended July 31, 2016.49 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[50]	1 year	-2.01	-4.46	-2.97	4/16	135/349
	3 year	3.55	3.73	3.88	9/15	187/299
	5 year	3.00	5.07	4.66	12/15	203/260
	10 year	0.03	4.52	3.88	12/12	146/147

International Portfolio[50]	1 year	-2.16	-2.16	-2.97	7/13	142/349
	3 year	3.50	3.80	3.88	8/12	197/299
	5 year	2.90	6.16	4.66	9/10	211/260
	10 year	0.05	5.54	3.88	6/6	144/147

Emerging Markets Portfolio	1 year	0.58	1.59	0.22	11/14	310/690
	3 year	2.80	1.05	0.85	2/13	92/482
	5 year	-1.55	-0.47	-1.19	9/13	194/340
	10 year	4.08	5.04	4.91	8/9	102/132

Short Duration Plus Portfolio	1 year	1.72	2.28	2.17	15/15	207/257
	3 year	1.48	1.93	1.90	13/14	188/206
	5 year	1.18	2.04	2.09	14/14	168/172
	10 year	2.23	3.40	3.45	14/14	108/114

Intermediate Duration Portfolio	1 year	7.13	6.21	6.07	3/15	40/417
	3 year	5.32	4.90	4.69	3/15	32/363
	5 year	4.34	4.61	4.27	12/14	140/322
	10 year	5.92	5.92	5.71	7/14	68/228

Short Duration California Municipal Portfolio[51]	1 year	1.05	3.91	3.64	7/7	16/16
	3 year	0.97	3.53	2.96	7/7	15/15
	5 year	1.00	3.33	2.63	7/7	15/15
	10 year	2.18	4.00	4.03	6/6	8/8

46 There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

47 The gross performance returns are for the Private Client class shares of the Portfolios.

48 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

49 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

50 As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

51 Morningstar classifies Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio as Municipal Single State Short and Short Duration Diversified Municipal Portfolio as Municipal National Short. Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio both have a 1-star rating while Short Duration California New York Municipal Portfolio has a 2-star rating from Morningstar. On the other hand, Lipper classifies Short Duration California Municipal Portfolio as California Short-Intermediate Municipal Debt, Short Duration Diversified Municipal Portfolio as Short Duration Municipal Debt, and Short Duration New York Municipal Portfolio as Other States Short-Intermediate Municipal Debt.

132	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration Diversified Municipal Portfolio[51]	1 year	1.55	2.07	1.84	8/10	57/89
	3 year	1.17	1.70	1.61	8/9	58/78
	5 year	1.25	1.71	1.75	8/9	58/72
	10 year	2.32	2.50	2.56	4/4	29/40

Short Duration New York Municipal Portfolio[51]	1 year	1.43	2.83	3.86	2/2	7/7
	3 year	1.16	2.01	2.57	2/2	7/7
	5 year	1.23	2.08	2.81	2/2	7/7
	10 year	2.28	3.08	3.80	2/2	6/6

California Municipal Portfolio[52]	1 year	5.06	6.25	6.23	2/2	26/32
	3 year	3.81	4.93	5.09	2/2	29/30
	5 year	3.42	4.58	4.65	2/2	26/27
	10 year	4.19	4.70	4.83	2/2	18/22

Diversified Municipal Portfolio[52]	1 year	4.99	6.22	6.30	15/15	135/157
	3 year	3.74	5.25	5.25	14/14	136/145
	5 year	3.35	4.89	4.73	14/14	111/122
	10 year	4.19	4.94	4.92	11/11	73/79

New York Municipal Portfolio[52]	1 year	5.46	5.88	5.72	2/2	17/25
	3 year	3.84	4.65	4.91	2/2	23/23
	5 year	3.38	4.19	4.34	2/2	20/21
	10 year	4.20	4.63	4.59	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)53 versus their benchmarks.54,55

	PERIODS ENDING JULY 31, 2016 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-3.09	2.41	1.86	-1.09	5.37
MSCI EAFE Index[56]	-7.53	2.00	3.02	1.98	5.58
Inception Date: June 22,1992

International Portfolio	-3.28	2.31	1.72	-1.11	2.75
MSCI EAFE Index	-7.53	2.00	3.02	1.98	3.29
Inception Date: April 30, 1999

Emerging Markets Portfolio	-0.85	1.33	-2.96	2.57	6.40
MSCI Emerging Markets Index	-0.75	-0.29	-2.75	3.91	N/A
Inception Date: December 15, 1995

Short Duration Plus Portfolio	1.07	0.85	0.55	1.59	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.20	0.91	0.75	2.38	4.63
Inception Date: December 12, 1988

52 Morningstar classifies California Municipal Portfolio and New York Municipal Portfolio as Municipal Single State Short Fund, and Diversified Municipal Portfolio as Municipal National Short Fund. In contrast, Lipper classifies California Municipal Portfolio, New York Municipal Portfolio, and Diversified Municipal Portfolio in its California, New York, and National Intermediate Municipal categories, respectively. Accordingly, this difference, short versus intermediate, has an impact on how these Portfolios are ranked. Morningstar has provided each Portfolio a 5-star overall rating (as of July 31, 2016), while Lipper has ranked each Portfolio either in the 4th or 5th quintile among the Portfolios PG and PU peers.

53 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

54 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2016.

55 On August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The transaction included the widely used Barclays benchmark indices, which subsequently were rebranded as “Bloomberg Barclays.”

56 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

2016 Annual Report	133

The Following Is Not Part of the Shareholder Report or

the Financial Statements (continued)

	PERIODS ENDING JULY 31, 2016 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Intermediate Duration Portfolio	6.52	4.72	3.75	5.32	6.31
Bloomberg Barclays Capital U.S. Aggregate Bond Index	5.94	4.23	3.57	5.06	6.59
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.25	0.19	0.27	1.46	2.35
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.92	0.54	0.62	1.69	2.60
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.73	0.47	0.56	1.62	2.46
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

California Municipal Portfolio	4.41	3.16	2.77	3.54	4.48
Bloomberg Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.06
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.42	3.18	2.79	3.61	4.70
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

New York Municipal Portfolio	4.83	3.21	2.75	3.57	4.71
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Senior Officer’s conclusion is that the Portfolios’ investment advisory fees, with the advisory fee waivers currently in effect, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Adviser proposed to contractually reduce the equity Portfolios’ advisory fees by 2.5 basis points, eliminate the 5 basis points advisory fee waiver for Tax-Managed International Portfolio and International Portfolio and the 2.5 basis points advisory fee waiver for Emerging Markets Portfolio, and increase Tax-Managed International Portfolio’s and International Portfolio’s expense caps by 3 basis points. However, in light of a changing advisory fee and expense ratio environment as a result of financial intermediaries’ response to the Department of Labor’s (“DoL”) new Fiduciary Rule and competitive pressure, the Senior Officer noted that the Directors may want to maintain the status quo with respect to the Portfolios’ advisory fee waivers and expense caps. The Senior Officer’s conclusion with respect to each Portfolio is based on an evaluation of all of these factors noted in the Senior Officer’s evaluation and no single factor was dispositive.

Dated: November 18, 2016

134	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI–1947–0916

Sanford C. Bernstein Fund, Inc.

September 30, 2016

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the International Class, the Tax-Managed International Class, and the Emerging Markets Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2016

Company	Shares	U.S. $ Value
COMMON STOCKS–97.3%
Financials–18.3%
Banks–8.7%
Australia & New Zealand Banking Group Ltd.	1,282,190	$27,312,617
Bank Hapoalim BM	1,293,037	7,342,068
BOC Hong Kong Holdings Ltd.	713,000	2,425,911
Commonwealth Bank of Australia	82,040	4,574,812
Danske Bank A/S	1,300,954	38,060,576
DBS Group Holdings Ltd.	1,454,000	16,498,310
Hang Seng Bank Ltd.	617,500	11,084,910
ING Groep NV	3,179,500	39,252,866
Itau Unibanco Holding SA (Preference Shares)	1,065,200	11,634,120
KB Financial Group, Inc.	390,530	13,432,263
KBC Group NV(a)	412,710	24,092,289
Mitsubishi UFJ Financial Group, Inc.	10,952,300	55,485,256
OTP Bank PLC	112,228	2,948,423
Oversea-Chinese Banking Corp., Ltd.	1,813,100	11,555,165
Royal Bank of Canada	196,440	12,167,167
Sberbank of Russia PJSC (Sponsored ADR)	532,984	5,020,709
Seven Bank Ltd.	2,785,100	8,920,363
Sumitomo Mitsui Financial Group, Inc.	302,500	10,218,329
Swedbank AB–Class A	403,370	9,477,821

		311,503,975

Capital Markets–3.0%
Amundi SA(b)	262,522	13,709,837
Euronext NV(b)	292,460	12,478,931
IG Group Holdings PLC	1,124,310	12,686,266
Partners Group Holding AG	62,060	31,354,924
Thomson Reuters Corp.	263,030	10,876,464
UBS Group AG	1,866,007	25,490,505

		106,596,927

Consumer Finance–0.2%
Hitachi Capital Corp.	343,400	7,301,342

Diversified Financial Services–0.4%
GRENKE AG	56,881	10,933,484
ORIX Corp.	314,200	4,635,282

		15,568,766

Insurance–6.0%
Admiral Group PLC	174,658	4,635,607
AIA Group Ltd.	5,713,000	38,418,447
Direct Line Insurance Group PLC	2,408,704	11,378,063
Dongbu Insurance Co., Ltd.	256,620	15,954,088
Euler Hermes Group	132,052	11,227,164
Company	Shares	U.S. $ Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	192,120	35,881,442
NN Group NV	1,635,587	50,213,189
Prudential PLC	1,878,370	33,297,212
Sampo Oyj–Class A	208,700	9,272,004
Swiss Re AG	51,600	4,660,429

		214,937,645

		655,908,655

Consumer Discretionary–14.1%
Auto Components–2.9%
Continental AG	11,676	2,460,146
Hankook Tire Co., Ltd.	269,270	14,558,454
Magna International, Inc. (New York)–Class A	597,370	25,657,042
Plastic Omnium SA	353,524	11,731,512
Sumitomo Electric Industries Ltd.	1,640,000	23,184,202
Valeo SA	445,307	25,992,002

		103,583,358

Automobiles–2.7%
Fuji Heavy Industries Ltd.	402,100	15,086,586
Honda Motor Co., Ltd.	1,148,600	33,148,916
Peugeot SA(a)	2,070,730	31,621,648
Tata Motors Ltd. (Sponsored ADR)	474,400	18,966,512

		98,823,662

Hotels, Restaurants & Leisure–1.5%
Aristocrat Leisure Ltd.	1,155,870	14,063,370
Elior Group(b)	336,090	7,695,475
Merlin Entertainments PLC(b)	772,024	4,394,909
Sodexo SA	45,519	5,422,214
Tabcorp Holdings Ltd.	2,905,480	11,126,073
Tatts Group Ltd.	4,154,619	11,676,847

		54,378,888

Household Durables–0.7%
Panasonic Corp.	2,355,500	23,558,655

Internet & Direct Marketing Retail–0.2%
Ctrip.com International Ltd. (ADR)(a)	158,479	7,380,367

Leisure Products–1.0%
Bandai Namco Holdings, Inc.	1,208,300	36,983,748

Media–3.8%
Altice NV–Class A(a)	1,449,830	25,965,754
CTS Eventim AG & Co. KGaA	789,570	28,080,817
Informa PLC	1,420,790	13,108,049
Liberty Global PLC–Class A(a)	57,684	1,971,639
Liberty Global PLC–Series C(a)	876,355	28,954,769
Naspers Ltd.–Class N	90,117	15,596,805
Sky PLC	343,180	3,977,491
WPP PLC	782,810	18,400,429

		136,055,753

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value
Multiline Retail–0.1%		$
B&M European Value Retail SA	1,480,061		4,889,702

Specialty Retail–0.5%
ABC-Mart, Inc.	236,100		16,078,155
Industria de Diseno Textil SA	22,586		837,441

			16,915,596

Textiles, Apparel & Luxury Goods–0.7%
Samsonite International SA	5,445,200		17,451,316
Yue Yuen Industrial Holdings Ltd.	1,569,000		6,484,434

			23,935,750

			506,505,479

Consumer Staples–12.1%
Beverages–0.2%
Royal Unibrew A/S	152,410		7,540,648

Food & Staples Retailing–2.3%
Axfood AB	387,460		6,840,218
CP ALL PCL	1,494,700		2,652,931
Koninklijke Ahold Delhaize NV	2,384,762		54,315,188
Loblaw Cos., Ltd.	211,880		10,901,254
Sugi Holdings Co., Ltd.	105,200		5,723,186

			80,432,777

Food Products–0.7%
Nestle SA (REG)	184,200		14,545,180
Salmar ASA	377,370		11,537,036

			26,082,216

Household Products–1.8%
Henkel AG & Co. KGaA (Preference Shares)	184,550		25,117,419
Reckitt Benckiser Group PLC	404,767		38,106,716

			63,224,135

Personal Products–1.8%
Amorepacific Corp.	15,530		5,507,280
Kao Corp.	171,500		9,696,272
L’Oreal SA	63,230		11,951,060
LG Household & Health Care Ltd.	5,870		5,108,350
Unilever PLC	707,503		33,479,099

			65,742,061

Tobacco–5.3%
British American Tobacco PLC	1,721,276		109,776,111
Imperial Brands PLC	824,960		42,461,199
Japan Tobacco, Inc.	902,600		36,948,107

			189,185,417

			432,207,254

Industrials–11.6%
Aerospace & Defense–1.0%
Airbus Group SE	399,003		24,199,988
QinetiQ Group PLC	3,428,210		10,503,200

			34,703,188

Air Freight & Logistics–0.1%
bpost SA	107,920		2,926,500

Airlines–2.5%
International Consolidated Airlines Group SA	4,387,850		22,669,466
Japan Airlines Co., Ltd.	1,436,400		42,223,634
Qantas Airways Ltd.	10,213,883		24,531,832

			89,424,932

Commercial Services & Supplies–1.2%
Babcock International Group PLC	2,160,086		28,919,217
Regus PLC	2,683,560		9,074,499
Rentokil Initial PLC	2,484,990		7,142,315

			45,136,031

Industrial Conglomerates–0.5%
Rheinmetall AG	255,618		17,817,294

Machinery–2.1%
Hoshizaki Corp.	53,700		4,900,434
IHI Corp.	9,160,000		26,620,845
JTEKT Corp.	1,362,200		20,460,224
KION Group AG	166,360		10,779,043
Kone Oyj–Class B	270,550		13,735,001

			76,495,547

Professional Services–2.1%
Experian PLC	712,330		14,230,903
RELX PLC	1,056,820		20,040,986
Teleperformance	241,919		25,805,745
Wolters Kluwer NV	328,000		14,022,380

			74,100,014

Road & Rail–1.3%
Central Japan Railway Co.	267,800		45,848,678

Trading Companies & Distributors–0.8%
BOC Aviation Ltd.(b)	1,802,500		9,308,296
Brenntag AG	253,030		13,827,793
Bunzl PLC	214,140		6,314,646

			29,450,735

			415,902,919

Information Technology–11.2%
Communications Equipment–0.2%
VTech Holdings Ltd.	622,000		7,112,666

Electronic Equipment, Instruments & Components–0.9%
Keyence Corp.	25,600		18,756,838
Largan Precision Co., Ltd.	110,000		13,406,414

			32,163,252

2	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Company	Shares	U.S. $ Value
Internet Software & Services–1.1%		$
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	107,270		11,348,093
Criteo SA (Sponsored ADR)(a)	279,280		9,805,521
Moneysupermarket.com Group PLC	1,741,400		6,772,271
NAVER Corp.	6,840		5,506,628
Tencent Holdings Ltd.	215,000		5,977,433

			39,409,946

IT Services–0.9%
Amadeus IT Group SA–Class A	354,530		17,695,615
CGI Group, Inc.–Class A(a)	94,210		4,487,353
Worldpay Group PLC(b)	3,129,441		11,998,997

			34,181,965

Semiconductors & Semiconductor Equipment–2.4%
ASML Holding NV	312,486		34,245,611
SCREEN Holdings Co., Ltd.	455,800		29,384,286
Sumco Corp.	2,541,300		20,910,346
Taiwan Semiconductor Manufacturing Co., Ltd.	458,000		2,692,189

			87,232,432

Software–5.0%
Check Point Software Technologies Ltd.(a)	82,130		6,374,109
Constellation Software, Inc./Canada	110,673		49,890,793
Dassault Systemes	247,018		21,443,733
LINE Corp. (Sponsored ADR)(a)	424,000		20,521,600
Nice Ltd.	198,069		13,188,677
Nintendo Co., Ltd.	89,100		23,856,746
Oracle Corp. Japan	320,300		18,096,225
Sage Group PLC (The)	1,219,270		11,649,685
SAP SE	144,231		13,190,256

			178,211,824

Technology Hardware, Storage & Peripherals–0.7%
Samsung Electronics Co., Ltd.	16,520		24,065,708

			402,377,793

Health Care–10.1%
Biotechnology–0.4%
CSL Ltd.	143,460		11,796,786

Health Care Equipment & Supplies–1.1%
Cochlear Ltd.	42,800		4,639,216
Essilor International SA	210,340		27,132,904
Sartorius AG (Preference Shares)	99,428		8,283,050

			40,055,170

Health Care Providers & Services–0.9%
Ramsay Health Care Ltd.	539,905		32,852,525

Life Sciences Tools & Services–1.0%
Eurofins Scientific SE	80,995		36,794,145

Pharmaceuticals–6.7%
GlaxoSmithKline PLC	734,560		15,645,044
Novartis AG (REG)	127,380		10,052,867
Novo Nordisk A/S–Class B	329,735		13,742,922
Recordati SpA	290,333		9,331,215
Roche Holding AG	384,519		95,552,361
Sanofi	613,950		46,752,842
Shire PLC	511,565		33,079,392
Teva Pharmaceutical Industries Ltd.	332,858		15,449,558

			239,606,201

			361,104,827

Energy – 7.4%
Energy Equipment & Services–0.3%
Petrofac Ltd.	778,820		9,014,500

Oil, Gas & Consumable Fuels–7.1%
Canadian Natural Resources Ltd.	497,160		15,893,053
JX Holdings, Inc.	7,130,000		28,859,094
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	3,185,090		79,482,850
Royal Dutch Shell PLC–Class A	973,030		24,206,929
Royal Dutch Shell PLC–Class B	638,245		16,546,931
TOTAL SA	1,566,251		74,491,775
YPF SA (Sponsored ADR)	926,904		16,888,191

			256,368,823

			265,383,323

Telecommunication Services–6.8%
Diversified Telecommunication Services–5.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	6,206,650		11,710,594
BT Group PLC	10,671,630		53,692,359
China Unicom Hong Kong Ltd.	13,674,000		16,660,182
HKT Trust & HKT Ltd.–Class SS	9,922,000		13,994,467
Nippon Telegraph & Telephone Corp.	1,565,600		71,604,209
Singapore Telecommunications Ltd.	2,119,800		6,200,184
TDC A/S(a)	4,126,550		24,302,796
Telstra Corp., Ltd.	1,278,410		5,097,166

			203,261,957

Wireless Telecommunication Services–1.2%
Tower Bersama Infrastructure Tbk PT	11,057,300		5,174,569
Vodafone Group PLC	12,855,952		36,869,873

			42,044,442

			245,306,399

Materials–3.2%
Chemicals–2.1%
Air Water, Inc.	634,000		11,972,216
Arkema SA	260,207		24,090,543
Covestro AG(b)	217,950		12,897,854
Givaudan SA (REG)	5,130		10,458,631

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value
JSR Corp.	991,900	$15,590,173

		75,009,417

Construction Materials–0.2%
Buzzi Unicem SpA	406,820	8,341,752

Containers & Packaging–0.5%
Amcor Ltd./Australia	1,440,780	16,781,193

Metals & Mining–0.4%
MMC Norilsk Nickel PJSC (ADR)	945,193	15,138,676

		115,271,038

Real Estate–1.7%
Real Estate Management & Development–1.3%
Ayala Land, Inc.	5,120,600	4,167,714
Daito Trust Construction Co., Ltd.	141,900	22,695,425
Global Logistic Properties Ltd.	1,648,400	2,273,722
Sino Land Co., Ltd.	9,572,000	17,060,445

		46,197,306

Utilities–1.2%
Electric Utilities–0.9%
EDP–Energias de Portugal SA	4,896,962	16,434,230
Korea Electric Power Corp.	319,880	15,669,710

		32,103,940

Water Utilities–0.3%
Pennon Group PLC	1,033,060	11,944,215

		44,048,155

Total Common Stocks (cost $3,234,938,605)		3,490,213,148

Company	Shares	U.S. $ Value
WARRANTS–0.6%
Financials–0.4%
Thrifts & Mortgage Finance–0.4%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	540,810	$11,324,151
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	200,930	4,207,322

		15,531,473

Health Care–0.2%
Pharmaceuticals–0.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	510,680	5,699,436

Total Warrants (cost $15,638,807)		21,230,909

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.8%
Repurchase Agreements–1.8%
State Street Bank & Trust Co.	$65,641	65,641,112
0.03%, dated 9/30/16 due 10/3/16 in the amount of $65,641,276 (collateralized by $66,210,000 U.S. Treasury Notes, 1.50%, due 3/31/23, value $66,954,863) (cost $65,641,112)
Total Investments—99.7% (cost $3,316,218,524)		3,577,085,169

Other assets less liabilities—0.3%		10,696,831

Net Assets—100.0%		$3,587,782,000

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	739	December 2016	$14,153,160	$14,187,352	$34,192
FTSE 100 Index Futures	51	December 2016	4,409,372	4,533,056	123,684
TOPIX Index Futures	50	December 2016	6,591,366	6,523,347	(68,019)

					$89,857

4	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	41,155	USD	53,428	10/19/16	$67,727
Bank of America, NA	ILS	18,880	USD	4,896	10/19/16	(145,131)
Barclays Bank PLC	ILS	109,107	USD	28,185	10/19/16	(945,949)
Barclays Bank PLC	JPY	2,967,636	USD	29,266	10/19/16	(17,437)
Barclays Bank PLC	KRW	15,121,231	USD	13,243	10/19/16	(480,741)
Barclays Bank PLC	USD	3,916	CNY	26,080	10/19/16	(6,408)
Barclays Bank PLC	INR	1,358,748	USD	20,094	1/17/17	(842)
BNP Paribas SA	CAD	18,168	USD	14,328	10/19/16	478,003
BNP Paribas SA	USD	47,223	AUD	63,252	10/19/16	1,172,904
BNP Paribas SA	USD	98,693	EUR	86,812	1/17/17	(690,053)
Citibank, NA	JPY	1,883,276	USD	18,539	10/19/16	(43,792)
Citibank, NA	NZD	24,078	USD	17,894	10/19/16	372,269
Citibank, NA	USD	109,327	CHF	106,072	10/19/16	(47,681)
Citibank, NA	USD	27,717	GBP	21,066	10/19/16	(403,049)
Citibank, NA	USD	10,963	HKD	85,003	10/19/16	(2,643)
Credit Suisse International	CHF	77,389	USD	80,130	10/19/16	401,648
Goldman Sachs Bank USA	CNY	46,913	USD	6,956	10/19/16	(76,209)
Goldman Sachs Bank USA	EUR	9,840	USD	10,896	10/19/16	(165,303)
Goldman Sachs Bank USA	JPY	3,117,273	USD	30,887	10/19/16	127,738
Goldman Sachs Bank USA	KRW	11,806,754	USD	10,660	10/19/16	(56,077)
Goldman Sachs Bank USA	USD	28,577	GBP	21,489	10/19/16	(714,523)
Goldman Sachs Bank USA	USD	14,820	KRW	16,505,817	10/19/16	160,684
Goldman Sachs Bank USA	USD	41,041	NZD	58,654	10/19/16	1,641,729
Goldman Sachs Bank USA	CNY	121,804	USD	18,073	1/17/17	(60,294)
Goldman Sachs Bank USA	USD	32,067	BRL	106,286	1/17/17	(375,894)
HSBC Bank USA	JPY	1,955,221	USD	18,484	10/19/16	(809,115)
HSBC Bank USA	USD	19,587	EUR	17,666	10/19/16	271,651
HSBC Bank USA	USD	35,009	HKD	271,261	10/19/16	(30,978)
JPMorgan Chase Bank, NA	AUD	58,639	USD	45,083	10/19/16	217,217
JPMorgan Chase Bank, NA	CAD	24,417	USD	18,732	10/19/16	118,282
JPMorgan Chase Bank, NA	CNY	70,472	USD	10,471	10/19/16	(92,743)
JPMorgan Chase Bank, NA	GBP	52,397	USD	71,695	10/19/16	3,758,688
JPMorgan Chase Bank, NA	JPY	1,236,765	USD	12,259	10/19/16	54,809
JPMorgan Chase Bank, NA	KRW	65,312,305	USD	56,486	10/19/16	(2,791,298)
JPMorgan Chase Bank, NA	TWD	791,676	USD	24,573	10/19/16	(749,107)
JPMorgan Chase Bank, NA	USD	10,936	CAD	14,053	10/19/16	(223,342)
JPMorgan Chase Bank, NA	USD	8,437	CHF	8,271	10/19/16	84,368
JPMorgan Chase Bank, NA	USD	13,721	CNY	91,305	10/19/16	(33,766)
JPMorgan Chase Bank, NA	USD	9,066	EUR	8,114	10/19/16	55,257
JPMorgan Chase Bank, NA	USD	67,850	GBP	50,997	10/19/16	(1,729,305)
JPMorgan Chase Bank, NA	USD	11,928	GBP	8,948	1/17/17	(302,720)
Morgan Stanley & Co., Inc.	EUR	40,092	USD	44,348	10/19/16	(720,776)
Morgan Stanley & Co., Inc.	JPY	1,051,204	USD	10,488	10/19/16	115,405
Morgan Stanley & Co., Inc.	USD	12,065	AUD	16,121	10/19/16	269,742
Northern Trust Co.	CAD	126,353	USD	97,883	10/19/16	1,561,081
Royal Bank of Scotland PLC	USD	91,924	SEK	783,561	10/19/16	(516,980)
Royal Bank of Scotland PLC	USD	8,895	TWD	281,109	10/19/16	96,764
Standard Chartered Bank	HKD	504,991	USD	65,159	10/19/16	42,458
Standard Chartered Bank	KRW	6,748,680	USD	6,164	10/19/16	38,622
Standard Chartered Bank	KRW	10,285,162	USD	8,764	10/19/16	(571,068)
Standard Chartered Bank	USD	26,845	EUR	24,152	10/19/16	304,790
Standard Chartered Bank	USD	203,304	JPY	20,428,988	10/19/16	(1,722,070)
Standard Chartered Bank	USD	16,377	TWD	510,567	10/19/16	(46,970)
Standard Chartered Bank	USD	7,394	TWD	229,572	1/17/17	(8,466)

Schedule of Investments—Tax-Managed International Portfolio	5

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CHF	4,785	USD	4,979	10/19/16	$49,125
State Street Bank & Trust Co.	JPY	2,535,526	USD	24,791	10/19/16	(228,151)
State Street Bank & Trust Co.	USD	9,946	HKD	77,120	10/19/16	(2,108)

						$(3,350,028)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $83,808,450 or 2.3% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NZD—New Zealand Dollar

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

PJSC—Public Joint Stock Company

REG—Registered Shares

TOPIX—Tokyo Price Index

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2016

Company	Shares	U.S. $ Value
COMMON STOCKS–97.1%
Financials–18.2%
Banks–8.7%
Australia & New Zealand Banking Group Ltd.	535,896	$11,415,408
Bank Hapoalim BM	551,184	3,129,710
BOC Hong Kong Holdings Ltd.	303,000	1,030,927
Commonwealth Bank of Australia	35,700	1,990,746
Danske Bank A/S	561,030	16,413,436
DBS Group Holdings Ltd.	617,600	7,007,810
Hang Seng Bank Ltd.	262,300	4,708,618
ING Groep NV	1,344,030	16,592,870
Itau Unibanco Holding SA (Preference Shares)	450,800	4,923,640
KB Financial Group, Inc.	159,290	5,478,773
KBC Group NV(a)	174,300	10,174,907
Mitsubishi UFJ Financial Group, Inc.	4,665,800	23,637,328
OTP Bank PLC	47,788	1,255,473
Oversea-Chinese Banking Corp., Ltd.	774,200	4,934,096
Royal Bank of Canada	83,440	5,168,135
Sberbank of Russia PJSC (Sponsored ADR)	213,429	2,010,501
Seven Bank Ltd.	1,189,300	3,809,195
Sumitomo Mitsui Financial Group, Inc.	129,200	4,364,324
Swedbank AB–Class A	171,330	4,025,671

		132,071,568

Capital Markets–3.0%
Amundi SA(b)	114,639	5,986,858
Euronext NV(b)	126,980	5,418,090
IG Group Holdings PLC	476,880	5,380,924
Partners Group Holding AG	26,037	13,154,821
Thomson Reuters Corp.	111,570	4,613,493
UBS Group AG	792,303	10,823,219

		45,377,405

Consumer Finance–0.2%
Hitachi Capital Corp.	136,400	2,900,126

Diversified Financial Services–0.4%
GRENKE AG	22,913	4,404,264
ORIX Corp.	133,400	1,968,003

		6,372,267

Insurance–5.9%
Admiral Group PLC	73,903	1,961,463
AIA Group Ltd.	2,346,600	15,780,278
Direct Line Insurance Group PLC	1,021,658	4,826,035
Dongbu Insurance Co., Ltd.	109,390	6,800,786
Euler Hermes Group	55,919	4,754,277
Company	Shares	U.S. $ Value
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	81,770	15,271,838
NN Group NV	698,384	21,440,674
Prudential PLC	794,960	14,091,980
Sampo Oyj–Class A	88,530	3,933,160
Swiss Re AG	21,920	1,979,779

		90,840,270

		277,561,636

Consumer Discretionary–13.9%
Auto Components–2.9%
Continental AG	4,940	1,040,864
Hankook Tire Co., Ltd.	113,550	6,139,237
Magna International, Inc. (New York)–Class A	260,800	11,201,360
Plastic Omnium SA	147,976	4,910,508
Sumitomo Electric Industries Ltd.	705,300	9,970,620
Valeo SA	189,302	11,049,316

		44,311,905

Automobiles–2.7%
Fuji Heavy Industries Ltd.	170,500	6,397,073
Honda Motor Co., Ltd.	487,100	14,057,842
Peugeot SA(a)	877,410	13,398,729
Tata Motors Ltd. (Sponsored ADR)	200,700	8,023,986

		41,877,630

Hotels, Restaurants & Leisure–1.5%
Aristocrat Leisure Ltd.	490,270	5,965,073
Elior Group(b)	143,030	3,274,967
Merlin Entertainments PLC(b)	327,805	1,866,099
Sodexo SA	19,309	2,300,084
Tabcorp Holdings Ltd.	1,265,080	4,844,422
Tatts Group Ltd.	1,763,327	4,955,954

		23,206,599

Household Durables–0.7%
Panasonic Corp.	1,005,800	10,059,561

Internet & Direct Marketing Retail–0.2%
Ctrip.com International Ltd. (ADR)(a)	50,397	2,346,988

Leisure Products–1.0%
Bandai Namco Holdings, Inc.	502,400	15,377,501

Media–3.7%
Altice NV–Class A(a)	604,000	10,817,348
CTS Eventim AG & Co. KGaA	317,637	11,296,663
Informa PLC	602,630	5,559,797
Liberty Global PLC–Class A(a)	26,215	896,029
Liberty Global PLC–Series C(a)	356,837	11,789,894
Naspers Ltd.–Class N	35,581	6,158,105
Sky PLC	134,200	1,555,391
WPP PLC	332,060	7,805,274

		55,878,501

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value
Multiline Retail–0.1%
B&M European Value Retail SA	630,350	$2,082,498

Specialty Retail–0.5%
ABC-Mart, Inc.	99,900	6,803,082
Industria de Diseno Textil SA	9,601	355,985

		7,159,067

Textiles, Apparel & Luxury Goods–0.7%
Samsonite International SA	2,266,300	7,263,263
Yue Yuen Industrial Holdings Ltd.	665,500	2,750,408

		10,013,671

		212,313,921

Consumer Staples–12.1%
Beverages–0.2%
Royal Unibrew A/S	64,040	3,168,448

Food & Staples Retailing–2.3%
Axfood AB	164,340	2,901,258
CP ALL PCL	630,100	1,118,359
Koninklijke Ahold Delhaize NV	1,009,640	22,995,497
Loblaw Cos., Ltd.	90,460	4,654,179
Sugi Holdings Co., Ltd.	44,800	2,437,250

		34,106,543

Food Products–0.7%
Nestle SA (REG)	78,180	6,173,410
Salmar ASA	159,800	4,885,440

		11,058,850

Household Products–1.8%
Henkel AG & Co. KGaA (Preference Shares)	78,000	10,615,869
Reckitt Benckiser Group PLC	172,063	16,198,840

		26,814,709

Personal Products–1.8%
Amorepacific Corp.	6,585	2,335,186
Kao Corp.	72,600	4,104,661
L’Oreal SA	26,846	5,074,144
LG Household & Health Care Ltd.	2,480	2,158,213
Unilever PLC	300,380	14,214,006

		27,886,210

Tobacco–5.3%
British American Tobacco PLC	732,678	46,727,277
Imperial Brands PLC	352,830	18,160,378
Japan Tobacco, Inc.	394,400	16,144,841

		81,032,496

		184,067,256

Industrials–11.5%
Aerospace & Defense–0.9%
Airbus Group SE	164,867	9,999,372
QinetiQ Group PLC	1,454,090	4,454,977

		14,454,349

Air Freight & Logistics–0.1%
bpost SA	45,780	1,241,431

Airlines–2.5%
International Consolidated Airlines Group SA	1,879,800	9,711,832
Japan Airlines Co., Ltd.	593,800	17,455,022
Qantas Airways Ltd.	4,333,916	10,409,254

		37,576,108

Commercial Services & Supplies–1.2%
Babcock International Group PLC	917,089	12,277,981
Regus PLC	1,140,187	3,855,560
Rentokil Initial PLC	755,380	2,171,100

		18,304,641

Industrial Conglomerates–0.5%
Rheinmetall AG	105,811	7,375,325

Machinery–2.1%
Hoshizaki Corp.	22,700	2,071,505
IHI Corp.	3,900,000	11,334,203
JTEKT Corp.	584,700	8,782,185
KION Group AG	70,450	4,564,701
Kone Oyj–Class B	115,530	5,865,107

		32,617,701

Professional Services–2.1%
Experian PLC	302,140	6,036,142
RELX PLC	448,260	8,500,570
Teleperformance	103,213	11,009,835
Wolters Kluwer NV	139,120	5,947,541

		31,494,088

Road & Rail–1.3%
Central Japan Railway Co.	113,500	19,431,759

Trading Companies & Distributors–0.8%
BOC Aviation Ltd.(b)	767,200	3,961,900
Brenntag AG	113,580	6,207,014
Bunzl PLC	87,300	2,574,337

		12,743,251

		175,238,653

Information Technology–11.2%
Communications Equipment–0.2%
VTech Holdings Ltd.	286,000	3,270,454

Electronic Equipment, Instruments & Components–0.9%
Keyence Corp.	10,900	7,986,310
Largan Precision Co., Ltd.	46,000	5,606,318

		13,592,628

Internet Software & Services–1.1%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	45,300	4,792,287
Criteo SA (Sponsored ADR)(a)	118,230	4,151,055
Moneysupermarket.com Group PLC	743,610	2,891,885
NAVER Corp.	2,900	2,334,682
Tencent Holdings Ltd.	91,400	2,541,104

		16,711,013

8	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Company	Shares	U.S. $ Value
IT Services–0.9%
Amadeus IT Group SA–Class A	151,130	$7,543,334
CGI Group, Inc.&Class A(a)	47,210	2,248,678
Worldpay Group PLC(b)	1,215,278	4,659,656

		14,451,668

Semiconductors & Semiconductor Equipment–2.4%
ASML Holding NV	128,210	14,050,645
SCREEN Holdings Co., Ltd.	192,600	12,416,441
Sumco Corp.	1,069,800	8,802,537
Taiwan Semiconductor Manufacturing Co., Ltd.	194,000	1,140,359

		36,409,982

Software–5.0%
Check Point Software Technologies Ltd.(a)	33,230	2,578,980
Constellation Software, Inc./Canada	46,942	21,161,201
Dassault Systemes	104,653	9,084,970
LINE Corp. (Sponsored ADR)(a)	180,016	8,712,774
Nice Ltd.	85,563	5,697,322
Nintendo Co., Ltd.	37,900	10,147,819
Oracle Corp. Japan	136,400	7,706,291
Sage Group PLC (The)	515,870	4,928,952
SAP SE	61,501	5,624,407

		75,642,716

Technology Hardware, Storage & Peripherals–0.7%
Samsung Electronics Co., Ltd.	4,480	6,526,294
Samsung Electronics Co., Ltd. (GDR) (London)(b)	5,210	3,763,197

		10,289,491

		170,367,952

Health Care–10.1%
Biotechnology–0.3%
CSL Ltd.	60,070	4,939,585

Health Care Equipment & Supplies–1.1%
Cochlear Ltd.	18,150	1,967,331
Essilor International SA	88,980	11,478,016
Sartorius AG (Preference Shares)	42,054	3,503,393

		16,948,740

Health Care Providers & Services–0.9%
Ramsay Health Care Ltd.	227,900	13,867,422

Life Sciences Tools & Services–1.1%
Eurofins Scientific SE	34,388	15,621,669

Pharmaceuticals–6.7%
GlaxoSmithKline PLC	311,099	6,625,949
Novartis AG (REG)	53,991	4,260,986
Novo Nordisk A/S–Class B	141,217	5,885,739
Recordati SpA	123,151	3,958,036
Roche Holding AG	162,730	40,438,147
Sanofi	261,010	19,876,145
Shire PLC	216,730	14,014,439
Teva Pharmaceutical Industries Ltd.	142,131	6,596,991

		101,656,432

		153,033,848

Energy–7.5%
Energy Equipment & Services–0.3%
Petrofac Ltd.	412,486	4,774,344

Oil, Gas & Consumable Fuels–7.2%
Canadian Natural Resources Ltd.	209,570	6,699,467
JX Holdings, Inc.	3,018,900	12,219,175
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,412,518	35,248,912
Royal Dutch Shell PLC–Class A	350,806	8,727,312
Royal Dutch Shell PLC–Class B	282,300	7,318,817
TOTAL SA	662,369	31,502,641
YPF SA (Sponsored ADR)	391,283	7,129,176

		108,845,500

		113,619,844

Telecommunication Services–6.9%
Diversified Telecommunication Services–5.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,628,264	4,958,960
BT Group PLC	4,580,500	23,045,950
China Unicom Hong Kong Ltd.	5,798,000	7,064,190
HKT Trust & HKT Ltd.–Class SS	4,208,000	5,935,166
Nippon Telegraph & Telephone Corp.	662,500	30,300,069
Singapore Telecommunications Ltd.	923,000	2,699,674
TDC A/S(a)	1,745,480	10,279,785
Telstra Corp., Ltd.	542,240	2,161,973

		86,445,767

Wireless Telecommunication Services–1.2%
Tower Bersama Infrastructure Tbk PT	4,642,500	2,172,586
Vodafone Group PLC	5,657,739	16,225,957

		18,398,543

		104,844,310

Materials–3.2%
Chemicals–2.1%
Air Water, Inc.	247,000	4,664,254
Arkema SA	110,269	10,208,949
Covestro AG(b)	92,450	5,471,010
Givaudan SA (REG)	2,150	4,383,247
JSR Corp.	433,500	6,813,530

		31,540,990

Construction Materials–0.2%
Buzzi Unicem SpA	151,833	3,113,302

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value
Containers & Packaging–0.5%
Amcor Ltd./Australia	614,160	$7,153,304

Metals & Mining–0.4%
MMC Norilsk Nickel PJSC (ADR)	398,898	6,392,038

		48,199,634

Real Estate–1.3%
Real Estate Management & Development–1.3%
Ayala Land, Inc.	1,994,400	1,623,264
Daito Trust Construction Co., Ltd.	60,100	9,612,368
Global Logistic Properties Ltd.	697,333	961,867
Sino Land Co., Ltd.	4,080,000	7,271,899

		19,469,398

Utilities–1.2%
Electric Utilities–0.9%
EDP–Energias de Portugal SA	2,084,305	6,994,938
Korea Electric Power Corp.	134,000	6,564,153

		13,559,091

Water Utilities–0.3%
Pennon Group PLC	428,924	4,959,209

		18,518,300

Total Common Stocks (cost $1,368,225,681)		1,477,234,752

WARRANTS–0.7%
Financials–0.4%
Thrifts & Mortgage Finance–0.4%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	206,950	4,333,376
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	104,660	2,191,501

		6,524,877

Information Technology–0.2%
IT Services–0.2%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	181,620	2,183,077

Health Care–0.1%
Pharmaceuticals–0.1%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	184,910	2,063,685

Total Warrants (cost $7,367,166)		10,771,639

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.9%
Repurchase Agreements–1.9%
State Street Bank & Trust	$28,936	28,935,515
Co. 0.03%, dated 9/30/16 due 10/03/16 in the amount of $28,935,587 (collateralized by $29,190,000 U.S. Treasury Notes, 1.50% due 3/31/23, value $29,518,388) (cost $28,935,515)
Total Investments—99.7% (cost $1,404,528,362)		1,516,941,906

Other assets less liabilities—0.3%		4,630,954

Net Assets—100.0%		$1,521,572,860

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 600 Index Futures	311	December 2016	$5,956,201	$5,970,591	$14,390
FTSE 100 Index Futures	21	December 2016	1,815,624	1,866,552	50,928
TOPIX Index Futures	20	December 2016	2,617,948	2,609,339	(8,609)

					$56,709

10	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	513,806	USD	7,636	12/15/16	$(567)
Barclays Bank PLC	JPY	321,172	USD	3,155	12/15/16	(21,650)
BNP Paribas SA	USD	6,625	AUD	8,812	12/15/16	108,773
BNP Paribas SA	USD	40,478	EUR	35,671	12/15/16	(275,182)
BNP Paribas SA	USD	10,792	NZD	14,797	12/15/16	(47,507)
BNP Paribas SA	USD	37,515	SEK	316,141	12/15/16	(530,548)
Citibank, NA	CAD	63,274	USD	48,640	12/15/16	385,181
Goldman Sachs Bank USA	CNY	40,409	USD	6,014	12/15/16	(15,921)
Goldman Sachs Bank USA	USD	13,714	BRL	45,015	12/15/16	(156,804)
HSBC Bank USA	ILS	50,059	USD	13,344	12/15/16	(38,014)
HSBC Bank USA	USD	24,202	JPY	2,482,565	12/15/16	355,214
JPMorgan Chase Bank, NA	CAD	3,995	USD	3,094	12/15/16	47,218
JPMorgan Chase Bank, NA	USD	5,691	GBP	4,274	12/15/16	(143,805)
Nomura Global Financial Products, Inc.	CNY	51,587	USD	7,673	12/15/16	(24,322)
Royal Bank of Scotland PLC	KRW	37,687,432	USD	34,015	12/15/16	(176,452)
Societe Generale	HKD	29,649	USD	3,825	12/15/16	138
Standard Chartered Bank	KRW	4,153,537	USD	3,787	12/15/16	18,664
Standard Chartered Bank	USD	3,314	TWD	103,002	12/15/16	(6,403)
State Street Bank & Trust Co.	USD	14,267	CHF	13,866	12/15/16	67,490
UBS AG	JPY	787,646	USD	7,851	12/15/16	59,956
UBS AG	USD	15,376	EUR	13,666	12/15/16	26,746

						$(367,795)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $38,735,153 or 2.5% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NZD—New Zealand Dollar

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

TOPIX—Tokyo Price Index

See notes to financial statements.

Schedule of Investments—International Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2016

Company	Shares	U.S. $ Value
COMMON STOCKS–99.0%
Financials–26.2%
Banks–17.8%
Abu Dhabi Commercial Bank PJSC	5,097,240	$8,938,524
Axis Bank Ltd.	703,190	5,752,613
Banco Davivienda SA (Preference Shares)	1,132,041	11,582,087
Bangkok Bank PCL (NVDR)	996,700	4,692,064
Bank Mandiri Persero Tbk PT	16,170,000	13,951,835
Bank of China Ltd.–Class H	18,057,000	8,338,789
BGEO Group PLC	49,580	1,866,200
China CITIC Bank Corp. Ltd.–Class H	14,902,000	9,967,617
China Construction Bank Corp.–Class H	24,290,000	18,242,719
China Development Financial Holding Corp.	8,625,000	2,209,503
Chongqing Rural Commercial Bank Co., Ltd.–Class H	5,754,000	3,568,436
Credicorp Ltd.	124,363	18,930,536
HDFC Bank Ltd.	670,307	14,799,509
ICICI Bank Ltd. (Sponsored ADR)	418,600	3,126,942
Industrial & Commercial Bank of China Ltd.–Class H	36,195,000	22,971,902
Itau Unibanco Holding SA (Preference Shares)	1,529,100	16,700,839
Kasikornbank PCL	597,700	3,234,307
Kasikornbank PCL (NVDR)	578,700	3,142,188
KB Financial Group, Inc.	831,507	28,599,647
OTP Bank PLC	336,854	8,849,736
Punjab National Bank(a)	2,003,489	4,257,516
Sberbank of Russia PJSC (Sponsored ADR)	1,119,290	10,535,145
Shinhan Financial Group Co., Ltd.	361,300	13,232,479

		237,491,133

Capital Markets–0.5%
BM&FBovespa SA—Bolsa de Valores Mercadorias e Futuros	1,345,900	6,956,807

Consumer Finance–0.6%
Gentera SAB de CV	1,527,310	2,759,276
KRUK SA	25,540	1,589,613
Samsung Card Co., Ltd.	80,620	3,682,864

		8,031,753

Diversified Financial Services–1.5%
Cielo SA	671,200	6,709,626
Haci Omer Sabanci Holding AS	3,214,374	9,944,229
Power Finance Corp. Ltd.	2,089,160	3,779,001

		20,432,856

Company	Shares	U.S. $ Value
Insurance–4.3%
AIA Group Ltd.	2,664,200	17,916,056
BB Seguridade Participacoes SA	808,000	7,423,717
China Pacific Insurance Group Co., Ltd.–Class H	923,400	3,453,358
Dongbu Insurance Co., Ltd.	143,400	8,915,191
Hyundai Marine & Fire Insurance Co., Ltd.	162,610	5,368,462
New China Life Insurance Co., Ltd.–Class H	671,300	2,998,624
PICC Property & Casualty Co., Ltd.–Class H	6,754,000	11,323,552

		57,398,960

Thrifts & Mortgage Finance–1.5%
Housing Development Finance Corp., Ltd.	965,542	20,274,046

		350,585,555

Information Technology–23.8%
Electronic Equipment, Instruments & Components–1.2%
Largan Precision Co., Ltd.	130,000	15,843,944

Internet Software & Services–6.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	372,550	39,412,065
NAVER Corp.	19,179	15,440,294
Tencent Holdings Ltd.	1,368,500	38,047,056

		92,899,415

IT Services–1.0%
HCL Technologies Ltd.	958,859	11,537,634
Tata Consultancy Services Ltd.	48,510	1,773,822

		13,311,456

Semiconductors & Semiconductor Equipment–7.6%
Advanced Semiconductor Engineering, Inc.	10,010,794	12,022,580
Advanced Semiconductor Engineering, Inc. (ADR)	197,410	1,166,693
Chipbond Technology Corp.	4,832,000	7,108,761
Hua Hong Semiconductor Ltd.(b)	4,067,000	4,743,992
Novatek Microelectronics Corp.	94,000	333,065
Realtek Semiconductor Corp.	1,621,000	5,349,932
SK Hynix, Inc.	89,760	3,295,082
Taiwan Semiconductor Manufacturing Co., Ltd.	10,816,120	63,578,681
Win Semiconductors Corp.	1,307,285	3,843,617

		101,442,403

Technology Hardware, Storage & Peripherals–7.1%
Samsung Electronics Co., Ltd.	48,804	71,095,811
Samsung Electronics Co., Ltd. (Preference Shares)	14,520	17,058,098
Wistron Corp.	8,833,566	6,588,598

		94,742,507

		318,239,725

12	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Company	Shares	U.S. $ Value
Consumer Discretionary–11.1%
Auto Components–1.3%
Hankook Tire Co., Ltd.	312,420	$16,891,418

Automobiles–2.0%
Chongqing Changan Automobile Co., Ltd.–Class B	257,301	420,168
Dongfeng Motor Group Co., Ltd.–Class H	7,700,000	7,765,050
Tata Motors Ltd.	1,210,944	9,694,711
Tata Motors Ltd.–Class A	1,639,603	8,445,372

		26,325,301

Diversified Consumer Services–1.9%
China Distance Education Holdings Ltd. (ADR)	45,915	593,222
Kroton Educacional SA	1,033,400	4,699,656
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	365,753	16,956,309
Tarena International, Inc. (ADR)	271,446	3,930,538

		26,179,725

Hotels, Restaurants & Leisure–0.8%
IMAX China Holding, Inc.(a)(b)	1,162,700	5,721,409
NagaCorp Ltd.	1,772,000	1,169,615
Premium Leisure Corp.	158,838,000	3,357,864

		10,248,888

Household Durables–0.9%
Basso Industry Corp.	560,000	1,785,706
Cuckoo Electronics Co., Ltd.	25,198	3,274,692
Skyworth Digital Holdings Ltd.	9,923,314	7,204,583

		12,264,981

Internet & Direct Marketing Retail–0.6%
Ctrip.com International Ltd. (ADR)(a)	188,710	8,788,225

Media–2.2%
Megacable Holdings SAB de CV	389,860	1,497,331
Naspers Ltd.–Class N	152,423	26,380,281
Surya Citra Media Tbk PT	6,626,000	1,426,093

		29,303,705

Multiline Retail–0.4%
Lotte Shopping Co., Ltd.	27,042	5,092,156

Textiles, Apparel & Luxury Goods–1.0%
Titan Co., Ltd.	889,714	5,319,840
Welspun India Ltd.	1,923,700	1,516,507
Yue Yuen Industrial Holdings Ltd.	1,612,500	6,664,213

		13,500,560

		148,594,959

Consumer Staples–9.8%
Food & Staples Retailing–3.7%
CP ALL PCL	5,782,500	10,263,312
Lenta Ltd. (GDR)(a)(b)	1,636,773	13,258,816
X5 Retail Group NV (GDR)(a)(b)	914,956	26,522,375

		50,044,503

Food Products–3.0%
BRF SA	199,500	3,393,552
First Resources Ltd.	3,939,400	5,301,912
Gruma SAB de CV–Class B	252,795	3,316,494
Industrias Bachoco SAB de CV	739,600	3,090,797
JBS SA	1,896,200	6,891,775
Kernel Holding SA	115,340	1,784,127
MHP SA (GDR)(b)	178,090	1,674,046
WH Group Ltd.(b)	18,335,000	14,819,128

		40,271,831

Personal Products–2.2%
Amorepacific Corp.	37,850	13,422,445
AMOREPACIFIC Group	29,595	4,471,397
LG Household & Health Care Ltd.	12,550	10,921,601

		28,815,443

Tobacco–0.9%
Gudang Garam Tbk PT	607,000	2,888,360
ITC Ltd.	2,640,249	9,618,795

		12,507,155

		131,638,932

Energy–7.2%
Oil, Gas & Consumable Fuels–7.2%
CNOOC Ltd.	16,787,000	21,177,020
Cosan SA Industria e Comercio	997,700	11,568,737
Gran Tierra Energy, Inc.(a)	832,930	2,495,076
KazMunaiGas Exploration Production JSC (GDR)(a)(b)	220,704	1,688,386
LUKOIL PJSC (Sponsored ADR)	557,620	27,173,020
Novatek OJSC (Sponsored GDR)(b)	95,380	10,514,210
Tatneft PJSC (Sponsored ADR)	203,037	6,265,722
YPF SA (Sponsored ADR)	895,089	16,308,521

		97,190,692

Real Estate–4.5%
Equity Real Estate Investment Trusts (REITs)–0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,131,660	3,174,394

Real Estate Management & Development–4.3%
Aldar Properties PJSC	9,663,200	7,015,820
Ayala Land, Inc.	13,762,700	11,201,616
China Overseas Land & Investment Ltd.	4,042,000	13,896,375
China Resources Land Ltd.	1,934,000	5,452,727
CIFI Holdings Group Co., Ltd.	26,640,000	8,408,914

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value
Global Logistic Properties Ltd.	2,143,000	$2,955,949
Kaisa Group Holdings Ltd.(a)(c)(d)	4,618,000	839,485
Parque Arauco SA	1,616,874	3,700,278
SM Prime Holdings, Inc.	6,282,500	3,659,121

		57,130,285

		60,304,679

Materials–4.2%
Chemicals–1.1%
LG Chem Ltd.	64,330	14,228,022

Construction Materials–0.8%
Cemex Latam Holdings SA(a)	359,345	1,365,918
Grasim Industries Ltd. (GDR)(b)	138,498	10,055,147

		11,421,065

Metals & Mining–1.5%
MMC Norilsk Nickel PJSC (ADR)	435,780	6,967,895
Novolipetsk Steel PJSC (GDR)(b)	735,790	9,564,017
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	0	^
Severstal PJSC (GDR)(b)	285,640	3,446,930

		19,978,842

Paper & Forest Products–0.8%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	11,018,000	10,389,295

		10,389,296

		56,017,225

Health Care–3.5%
Biotechnology–0.9%
Biocon Ltd.	216,496	3,044,909
China Biologic Products, Inc.(a)	68,120	8,479,577

		11,524,486

Health Care Providers & Services–0.9%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	4,334,100	11,770,693

Pharmaceuticals–1.7%
Aurobindo Pharma Ltd.	270,600	3,489,925
Sun Pharmaceutical Industries Ltd.	1,597,485	17,865,117
Torrent Pharmaceuticals Ltd.	73,437	1,810,464

		23,165,506

		46,460,685

Industrials–3.2%
Airlines–0.1%
Air Arabia PJSC	4,170,300	1,542,555

Construction & Engineering–1.4%
GS Engineering & Construction Corp.(a)	112,430	3,022,499
Hyundai Engineering & Construction Co., Ltd.	128,050	4,608,178
IRB Infrastructure Developers Ltd.	3,032,409	11,221,753

		18,852,430

Industrial Conglomerates–1.1%
Bidvest Group Ltd. (The)	630,481	7,434,032
SM Investments Corp.	504,775	7,029,700

		14,463,732

Professional Services–0.3%
51job, Inc. (ADR)(a)	97,746	3,262,761

Trading Companies & Distributors–0.3%
BOC Aviation Ltd.(b)	845,400	4,365,733

		42,487,211

Telecommunication Services–2.9%
Diversified Telecommunication Services–2.0%
China Unicom Hong Kong Ltd.	7,194,000	8,765,054
Chunghwa Telecom Co., Ltd.	1,834,000	6,468,040
Chunghwa Telecom Co., Ltd. (Sponsored ADR)	26,760	937,403
KT Corp.	28,332	822,077
KT Corp. (Sponsored ADR)	385,210	6,182,620
Telefonica Brasil SA (Preference Shares)	231,868	3,347,386

		26,522,580

Wireless Telecommunication Services–0.9%
TIM Participacoes SA	544,000	1,321,464
Tower Bersama Infrastructure Tbk PT	23,482,700	10,989,379

		12,310,843

		38,833,423

Utilities–2.6%
Electric Utilities–1.4%
Centrais Eletricas Brasileiras SA(a)	1,283,300	7,600,005
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	132,700	973,986
Korea Electric Power Corp.	209,020	10,239,099

		18,813,090

Independent Power and Renewable Electricity Producers–0.3%
Huaneng Renewables Corp., Ltd.–Class H	13,252,000	4,659,150

Water Utilities – 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	770,800	7,155,406
Cia de Saneamento de Minas Gerais-COPASA	440,329	4,426,104

		11,581,510

		35,053,750

14	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Company	Shares	U.S. $ Value
Total Common Stocks (cost $1,183,879,408)		$1,325,406,836

WARRANTS–0.3%
Information Technology–0.3%
Electronic Equipment, Instruments & Components–0.3%
FPT Corp., Macquarie Bank Ltd., expiring 9/10/18(a) (cost $3,799,631)	1,771,720	3,709,471

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.9%
Repurchase Agreements–0.9%
State Street Bank & Trust Co.	$11,844	11,843,960
0.03%, dated 9/30/16 due 10/03/16 in the amount $11,843,990 (collateralized by $11,950,000 U.S. Treasury Notes, 1.50% due 3/31/23, value $12,084,438) (cost $11,843,960)
Total Investments—100.2% (cost $1,199,522,999)		1,340,960,267

Other assets less liabilities—(0.2)%		(2,629,332)

Net Assets—100.0%		$1,338,330,935

^	Less than $0.50.
(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $106,374,189 or 7.9% of net assets.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	15

SCB–ST–1946–0916

Sanford C. Bernstein Fund, Inc.

September 30, 2016

Schedule of Investments To the Annual
 Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Intermediate Duration Class and the Short Duration Plus Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2016

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADE–25.5%
Industrial–16.9%
Basic–1.0%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	691	$745,188
Dow Chemical Co. (The) 7.375%, 11/01/29		700	955,586
8.55%, 5/15/19		3,226	3,783,601
Eastman Chemical Co. 3.80%, 3/15/25		3,020	3,196,782
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,608,890
International Paper Co. 4.75%, 2/15/22		2,868	3,194,344
LyondellBasell Industries NV 5.75%, 4/15/24		6,074	7,244,563
Minsur SA 6.25%, 2/07/24(a)		3,473	3,626,854
Mosaic Co. (The) 5.625%, 11/15/43		2,545	2,732,617
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	4,546,642
Vale Overseas Ltd. 6.875%, 11/21/36		1,825	1,773,900

			34,408,967

Capital Goods–0.5%
General Electric Co. Series D 5.00%, 1/21/21(b)		1,879	1,998,223
Series G
5.625%, 5/01/18		20	21,398
Republic Services, Inc.
3.80%, 5/15/18		8	8,311
5.25%, 11/15/21		4,903	5,654,154
5.50%, 9/15/19		6,718	7,446,775
Yamana Gold, Inc. 4.95%, 7/15/24		3,776	3,900,529

			19,029,390

Communications-Media–2.5%
21st Century Fox America, Inc.
6.15%, 2/15/41		5,925	7,515,999
6.55%, 3/15/33		3,525	4,515,638
CBS Corp. 3.50%, 1/15/25		9,055	9,312,117
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25(a)		2,455	2,708,000

Principal Amount (000)			U.S. $ Value

Cox Communications, Inc. 2.95%, 6/30/23(a)	U.S.$	2,401	$2,367,549
Discovery Communications LLC 3.45%, 3/15/25		4,849	4,793,338
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)		5,187	5,537,122
S&P Global, Inc. 4.40%, 2/15/26		6,121	6,839,826
Time Warner Cable LLC 4.00%, 9/01/21		12	12,736
4.125%, 2/15/21		9,385	9,961,708
4.50%, 9/15/42		2,370	2,261,594
8.75%, 2/14/19		10	11,533
Time Warner, Inc. 3.55%, 6/01/24		8,072	8,575,499
3.60%, 7/15/25		6,420	6,828,980
4.70%, 1/15/21		5,650	6,283,150
Viacom, Inc. 4.375%, 3/15/43		3,539	3,249,021
5.25%, 4/01/44		1,878	1,966,157
5.625%, 9/15/19		2,220	2,426,660

			85,166,627

Communications-Telecommunications–2.1%
America Movil SAB de CV 3.125%, 7/16/22		7,159	7,329,699
American Tower Corp. 5.05%, 9/01/20		10,745	11,879,393
AT&T, Inc. 1.40%, 12/01/17		16	16,004
1.75%, 1/15/18		15	15,074
3.40%, 5/15/25		16,815	17,275,866
3.80%, 3/15/22		3,001	3,214,338
4.60%, 2/15/21		3,225	3,537,970
4.75%, 5/15/46		3,104	3,248,196
5.80%, 2/15/19		50	54,844
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	1,130	948,875
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	4,705	5,342,791
Verizon Communications, Inc. 3.50%, 11/01/24		10,640	11,349,401
4.862%, 8/21/46		6,641	7,438,338

			71,650,789

Consumer Cyclical-Automotive–1.2%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		4,755	4,824,390
3.664%, 9/08/24		6,294	6,486,515
5.00%, 5/15/18		11,532	12,104,610
5.875%, 8/02/21		4,933	5,631,069
General Motors Co. 3.50%, 10/02/18		3,880	3,999,702
General Motors Financial Co., Inc. 3.10%, 1/15/19		5,525	5,631,787
3.25%, 5/15/18		428	435,566
4.00%, 1/15/25		1,105	1,115,438

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

4.30%, 7/13/25	U.S.$	1,405	$1,447,519

			41,676,596

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	27,063

Consumer Cyclical-Retailers–0.6%
CVS Health Corp. 3.875%, 7/20/25		6,152	6,697,178
Kohl’s Corp. 5.55%, 7/17/45		4,380	4,294,603
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		9,065	9,730,661

			20,722,442

Consumer Non-Cyclical–3.7%
AbbVie, Inc. 3.60%, 5/14/25		4,563	4,769,535
Actavis Funding SCS 3.80%, 3/15/25		7,992	8,458,365
3.85%, 6/15/24		2,531	2,690,213
Altria Group, Inc. 2.625%, 1/14/20		9,075	9,388,060
AstraZeneca PLC 6.45%, 9/15/37		2,470	3,444,324
Baxalta, Inc. 5.25%, 6/23/45		3,510	4,152,558
Bayer US Finance LLC 3.375%, 10/08/24(a)		2,702	2,789,823
Becton Dickinson and Co. 3.734%, 12/15/24		3,952	4,285,992
Biogen, Inc. 4.05%, 9/15/25		7,188	7,825,928
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		62	72,649
Celgene Corp. 3.875%, 8/15/25		7,710	8,243,601
Gilead Sciences, Inc. 3.65%, 3/01/26		3,418	3,678,869
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		6,479	6,714,492
Kraft Heinz Foods Co. 2.80%, 7/02/20		3,495	3,621,959
3.50%, 7/15/22		4,451	4,729,993
Laboratory Corp. of America Holdings 3.60%, 2/01/25		2,765	2,904,469
Medtronic, Inc. 3.50%, 3/15/25		9,065	9,761,790
Newell Brands, Inc. 3.15%, 4/01/21		8,420	8,772,487
3.85%, 4/01/23		2,457	2,615,393
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		492	508,555
3.90%, 12/15/24		3,115	3,160,756
Reynolds American, Inc. 5.85%, 8/15/45		2,103	2,734,127

Principal Amount (000)			U.S. $ Value

Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$	6,352	$6,368,299
3.15%, 10/01/26		4,172	4,191,300
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		3,518	3,822,536
Tyson Foods, Inc. 2.65%, 8/15/19		1,788	1,833,408
3.95%, 8/15/24		5,908	6,376,605

			127,916,086

Energy–3.5%
Encana Corp. 3.90%, 11/15/21		3,815	3,822,554
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,199,127
7.50%, 7/01/38		7,035	8,066,690
EnLink Midstream Partners LP 5.05%, 4/01/45		5,872	5,198,018
Enterprise Products Operating LLC 3.35%, 3/15/23		5	5,116
3.70%, 2/15/26		7,714	7,940,869
5.20%, 9/01/20		2,133	2,381,669
Halliburton Co. 5.00%, 11/15/45		8,550	9,332,376
Hess Corp. 4.30%, 4/01/27		5,930	5,976,171
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		12,863	13,437,526
4.15%, 3/01/22		3,287	3,449,443
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,213
Noble Energy, Inc. 3.90%, 11/15/24		4,729	4,823,145
8.25%, 3/01/19		10,609	12,137,163
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		6,155	5,963,912
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,204,055
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		8,485	9,095,564
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	10,182,400
Valero Energy Corp. 6.125%, 2/01/20		6,995	7,892,612
Williams Partners LP 4.125%, 11/15/20		4,549	4,727,994

			119,849,617

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		2,724	2,725,863

2	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Services–0.1%
eBay, Inc. 3.80%, 3/09/22	U.S.$	2,242	$2,397,537

Technology–1.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(a)		8,505	9,112,742
Fidelity National Information Services, Inc. 3.50%, 4/15/23		1,145	1,201,438
5.00%, 10/15/25		3	3,421
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		8,640	9,221,524
HP, Inc. 4.65%, 12/09/21		2,366	2,593,408
KLA-Tencor Corp. 4.65%, 11/01/24		6,404	7,037,336
Lam Research Corp. 2.80%, 6/15/21		2,634	2,703,585
Micron Technology, Inc. 7.50%, 9/15/23(a)		2,177	2,418,081
Motorola Solutions, Inc. 7.50%, 5/15/25		943	1,140,832
Seagate HDD Cayman 4.75%, 1/01/25		3,629	3,429,405
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,733	5,938,849
Total System Services, Inc. 2.375%, 6/01/18		2,940	2,964,058
3.75%, 6/01/23		3,042	3,121,631
Western Digital Corp. 7.375%, 4/01/23(a)		4,780	5,258,000

			56,144,310

			581,715,287

Financial Institutions–7.3%
Banking–5.1%
American Express Co. 2.65%, 12/02/22		17	17,398
Bank of America Corp. 5.625%, 7/01/20		2,100	2,357,374
Series G 3.30%, 1/11/23		2,739	2,835,325
Series L 5.65%, 5/01/18		5,700	6,046,372
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,961	2,697,798
Barclays PLC 3.65%, 3/16/25	U.S.$	1,846	1,821,290
BNP Paribas SA 4.375%, 5/12/26(a)		2,443	2,525,231
BPCE SA 5.70%, 10/22/23(a)		1,991	2,166,947
Citigroup, Inc. 3.875%, 3/26/25		6,580	6,790,540

Principal Amount (000)			U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	14,784	$15,849,409
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,581	1,657,326
4.375%, 8/04/25		6,380	6,732,661
Credit Agricole SA 4.375%, 3/17/25(a)		3,365	3,435,214
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25		5,764	5,726,770
4.55%, 4/17/26(a)		6,835	7,176,641
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		5,866	5,847,716
3.75%, 5/22/25		2,661	2,794,231
3.85%, 7/08/24		10,315	10,951,858
5.25%, 7/27/21		6	6,774
5.625%, 1/15/17		10	10,118
Series D 6.00%, 6/15/20		6,177	7,025,504
JPMorgan Chase & Co. 6.125%, 6/27/17		50	51,684
Lloyds Banking Group PLC 3.10%, 7/06/21		600	613,021
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		801	868,793
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		9,248	10,208,719
Morgan Stanley 5.625%, 9/23/19		3,033	3,358,923
7.25%, 4/01/32		15	20,811
Series G 3.75%, 2/25/23		8	8,497
5.50%, 7/24/20		3,953	4,429,862
Murray Street Investment Trust I 4.647%, 3/09/17		1,107	1,118,192
Nationwide Building Society 4.00%, 9/14/26(a)		6,925	6,921,198
6.25%, 2/25/20(a)		13,470	15,298,930
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20		5	5,555
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		3,880	3,881,707
Santander Issuances SAU 5.179%, 11/19/25		8,600	8,762,101
Santander UK Group Holdings PLC 2.875%, 8/05/21		6,919	6,929,448
Santander UK PLC 5.00%, 11/07/23(a)		5,085	5,299,363
Societe Generale SA 4.25%, 8/19/26(a)		2,037	2,026,114
Standard Chartered PLC 6.409%, 1/30/17(a)(b)		300	291,000
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,969,030
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		4,794	5,031,758

			176,567,203

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value

Finance–0.4%
AerCap Aviation Solutions BV 6.375%, 5/30/17	U.S.$	2,700	$2,772,846
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		4,965	5,851,168
HSBC Finance Corp. 6.676%, 1/15/21		110	126,528
International Lease Finance Corp. 5.875%, 4/01/19		2,682	2,873,093

			11,623,635

Insurance–1.4%
American International Group, Inc. 4.875%, 6/01/22		6,703	7,541,834
Coventry Health Care, Inc. 5.95%, 3/15/17		2,515	2,568,092
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		4,804	6,784,367
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		3,400	3,862,318
5.50%, 3/30/20		6,904	7,697,180
6.10%, 10/01/41		5	6,089
Lincoln National Corp. 8.75%, 7/01/19		3,071	3,614,770
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,523,910
MetLife, Inc. 4.75%, 2/08/21		1,570	1,757,549
7.717%, 2/15/19		2,169	2,481,863
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,673	4,214,479
Prudential Financial, Inc. 4.50%, 11/15/20		8	8,819
XLIT Ltd. 5.50%, 3/31/45		1,600	1,565,283
6.25%, 5/15/27		5	6,038

			48,632,591

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		202	204,579
Welltower, Inc. 5.25%, 1/15/22		12,820	14,529,047

			14,733,626

			251,557,055

Utility–1.3%
Electric–0.9%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		6,760	8,978,909
CMS Energy Corp. 5.05%, 3/15/22		1,476	1,683,799

Principal Amount (000)				U.S. $ Value

Constellation Energy Group, Inc. 5.15%, 12/01/20	U.S.$	2,362		$2,626,442
Duke Energy Carolinas LLC 3.90%, 6/15/21		4		4,383
Entergy Corp. 4.00%, 7/15/22		6,096		6,612,788
Exelon Corp. 5.10%, 6/15/45		3,355		3,892,518
Exelon Generation Co. LLC 4.25%, 6/15/22		3,830		4,110,383
TECO Finance, Inc. 5.15%, 3/15/20		3,625		3,988,417

				31,897,639

Natural Gas–0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130		13,308,078

				45,205,717

Total Corporates–Investment Grade (cost $825,789,968)				878,478,059

MORTGAGE PASS-THROUGHS–19.1%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.943%, 12/01/36(c)		2		1,716
Series 2007 3.258%, 3/01/37(c)		2		2,455

				4,171

Agency Fixed Rate 15-Year–2.3%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		0	**	65
Federal National Mortgage Association 2.50%, 11/01/31, TBA		51,093		52,826,001
3.50%, 10/01/25-9/01/30		26,143		27,685,908

				80,511,974

Agency Fixed Rate 30-Year–16.8%
Federal Home Loan Mortgage Corp. Gold 5.00%, 8/01/33		3		3,675
Series 2007 5.50%, 7/01/35		1,829		2,075,955
4.50%, 3/01/37		83		92,508
4.00%, 11/01/46, TBA		11,290		12,096,617
Federal National Mortgage Association 4.50%, 11/01/46, TBA		85,365		93,390,951
Series 2012 3.50%, 5/01/42		8		7,983
3.00%, 11/01/46, TBA		33,240		34,468,733
3.50%, 12/01/41–10/01/45		136,821		147,012,829
4.50%, 5/01/44		216		237,042

4	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)				U.S. $ Value

3.00%, 5/01/45–8/01/45	U.S.$	33,611		$34,960,933
4.00%, 2/01/32–2/01/46		14,102		15,159,399
Series AS6516 4.00%, 1/01/46		31,806		34,169,786
Series 2003 5.50%, 4/01/33–7/01/33		5,923		6,716,881
Series 2006 5.50%, 4/01/36		910		1,036,970
Series 2005 5.50%, 2/01/35		4,703		5,342,652
Series 2004 5.50%, 4/01/34–11/01/34		5,047		5,729,068
5.50%, 11/01/33–9/01/36		2,238		2,540,362
6.50%, 8/01/31–8/01/34		8		9,061
3.50%, 11/01/46, TBA		61,280		64,584,569
4.00%, 11/01/46, TBA		46,005		49,351,146
Government National Mortgage Association
3.50%, 3/20/45–11/20/45		47,792		50,778,912
Series 1996 8.50%, 11/15/26		0	**	325
3.00%, 11/01/46, TBA		16,790		17,554,404

				577,320,761

Total Mortgage Pass-Throughs (cost $648,695,062)				657,836,906

ASSET-BACKED SECURITIES–13.6%
Autos-Fixed Rate–7.6%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		6,239		6,258,694
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		11,565		11,602,979
AmeriCredit Automobile Receivables Trust Series 2014-1, Class A3 0.90%, 2/08/19		1,567		1,564,651
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		617		616,458
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846		17,188,294
Series 2016-1A, Class A 2.99%, 6/20/22(a)		3,918		4,019,272
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		11,267		11,283,005
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		3,937		3,949,131
Series 2015-2, Class A3 1.31%, 8/15/19		5,333		5,332,584

Principal Amount (000)			U.S. $ Value

Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19	U.S.$	1,960	$1,967,978
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		5,179	5,205,688
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		5,136	5,162,423
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		1,996	1,999,322
Series 2014-B, Class A 1.11%, 11/15/18(a)		1,057	1,053,666
Series 2016-C, Class E 8.39%, 9/15/23(a)		4,440	4,428,611
Drive Auto Receivables Trust Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		401	401,266
Series 2016-BA, Class A2 1.38%, 8/15/18(a)		7,797	7,795,041
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		464	463,531
Series 2014-2, Class A2 1.05%, 3/20/20(a)		2,864	2,856,152
Series 2015-1, Class A2 1.30%, 9/20/20(a)		7,813	7,797,046
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		3,040	3,252,527
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		8,250	8,277,849
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		3,681	3,681,006
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		3,030	3,330,519
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		3,805	3,800,346
Series 2014-2, Class A 2.31%, 4/15/26(a)		14,327	14,684,010
Series 2016-1, Class A 2.31%, 8/15/27(a)		1,899	1,946,650
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		9,202	9,301,198
Series 2016-1, Class A1 1.76%, 2/15/21		4,164	4,190,623
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		11,785	11,849,163

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value

GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	U.S.$	5,130	$5,127,445
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		6,956	6,958,238
Series 2015-1, Class A3 1.41%, 6/15/20		5,832	5,843,820
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		4,800	4,790,768
Series 2015-2A, Class C 3.95%, 9/25/19(a)		3,400	3,381,473
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		21,065	21,008,118
Series 2016-1A, Class A 2.32%, 3/25/20(a)		6,609	6,642,221
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		5,547	5,552,847
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		6,490	6,498,042
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		10,620	10,638,920
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		8,360	8,470,252
Series 2015-3, Class A2A 1.02%, 9/17/18		526	526,213
Series 2015-4,Class A2A 1.20%, 12/17/18		1,588	1,586,511
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		881	880,939
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		3,341	3,332,692
Series 2016-2A, Class A2 1.57%, 6/17/19(a)		4,962	4,956,734

			261,454,916

Credit Cards-Fixed Rate–2.3%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		4,458	4,466,539
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		10,316	10,639,561

Principal Amount (000)			U.S. $ Value

Series 2015-2, Class A 1.56%, 3/15/21	U.S.$	8,187	$8,232,912
Series 2015-4, Class A 1.72%, 8/16/21		6,192	6,233,141
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		7,831	7,894,518
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		10,835	11,012,596
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		12,000	12,210,748
Series 2015-3, Class A 1.74%, 9/15/21		9,015	9,080,320
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		4,353	4,373,933
Series 2016-B, Class A 1.44%, 6/15/22		6,744	6,744,361

			80,888,629

Autos-Floating Rate–1.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.024% (LIBOR 1 Month + 0.50%), 7/15/20(a)(c)		10,554	10,563,921
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.068% (LIBOR 1 Month + 0.55%), 12/10/27(a)(c)		2,658	2,659,604
Series 2014-1, Class A 0.918% (LIBOR 1 Month + 0.40%), 4/10/28(a)(c)		2,922	2,923,425
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(a)(c)		4,874	4,875,217
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.032% (LIBOR 1 Month + 1.50%), 10/20/20(a)(c)		9,708	9,707,993
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.882% (LIBOR 1 Month + 0.35%), 7/22/19(a)(c)		3,500	3,492,424
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.912% (LIBOR 1 Month + 0.38%), 7/20/19(c)		6,227	6,225,036

6	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Series 2015-1, Class A 1.032% (LIBOR 1 Month + 0.50%), 1/20/20(c)	U.S.$	10,924	$10,899,210

			51,346,830

Other ABS-Fixed Rate–1.1%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		2,430	2,436,636
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		6,051	6,081,649
Series 2015-A, Class A4 1.85%, 4/15/21		6,392	6,468,640
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		3,460	3,462,281
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		2,551	2,554,104
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		3,054	3,055,424
SBA Tower Trust 3.156%, 10/15/20(a)		7,996	8,073,721
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		5,057	5,138,834

			37,271,289

Credit Cards-Floating Rate–1.1%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 1.054% (LIBOR 1 Month + 0.53%), 2/18/20(a)(c)		7,700	7,707,853
Series 2014-1, Class A 0.874% (LIBOR 1 Month + 0.35%), 3/16/20(c)		1,880	1,880,000
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.874% (LIBOR 1 Month + 0.35%), 8/17/20(c)		11,732	11,764,668
First National Master Note Trust Series 2013-2, Class A 1.054% (LIBOR 1 Month + 0.53%), 10/15/19(c)		8,650	8,650,546
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.004% (LIBOR 1 Month + 0.48%), 2/15/22(c)		6,720	6,732,810

			36,735,877

Principal Amount (000)			U.S. $ Value

Home Equity Loans-Floating Rate–0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.65% (LIBOR 1 Month + 1.13%), 12/25/32(c)	U.S.$	921	$891,554
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 1.125% (LIBOR 1 Month + 0.60%), 5/25/33(c)		114	107,453
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.825% (LIBOR 1 Month + 0.30%), 4/25/34(c)		6	6,004

			1,005,011

Total Asset-Backed Securities (cost $465,828,121)			468,702,552

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.2%
Non-Agency Fixed Rate CMBS–8.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		1,280	1,279,529
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		9,720	10,069,311
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	12,021,416
Citigroup Commercial Mortgage Trust Series 2005-C3, Class E 5.228%, 5/15/43(a)		745	747,321
Series 2012-GC8, Class D 5.039%, 9/10/45(a)		5,027	4,754,893
Series 2015-GC27, Class A5 3.137%, 2/10/48		7,490	7,846,759
Series 2016-C1, Class A4 3.209%, 5/10/49		12,141	12,786,061
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.954%, 5/15/46		3,639	3,711,513
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class E 4.93%, 10/15/45(a)		5,302	5,114,578
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,379	1,378,099
Series 2007-GG9, Class A4 5.444%, 3/10/39		12,420	12,438,222

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value

Series 2007-GG9, Class AM 5.475%, 3/10/39	U.S.$	7,256	$7,315,576
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		4,021	4,019,946
Series 2015-PC1, Class A5 3.902%, 7/10/50		7,135	7,845,412
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		382	381,827
Series 2007-C3, Class AM 5.881%, 6/15/39		4,535	4,549,236
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		9,682	10,582,171
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.884%, 11/10/46(a)		4,018	4,287,888
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		11,780	12,035,020
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		5,413	5,494,271
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		682	671,846
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		6,804	6,994,032
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		524	525,148
Series 2006-LDP9, Class AM 5.372%, 5/15/47		3,790	3,801,608
Series 2007-CB19, Class AM 5.881%, 2/12/49		4,080	4,150,407
Series 2007-LD12, Class AM 6.207%, 2/15/51		3,522	3,618,956
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		15,082	15,212,463
Series 2007-LDPX, Class A3 5.42%, 1/15/49		23	23,629
Series 2011-C5, Class D 5.562%, 8/15/46(a)		2,901	2,995,361
Series 2012-C6, Class E 5.364%, 5/15/45(a)		3,967	3,815,976
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.715%, 8/15/46(a)		4,210	4,020,614
Series 2015-C31, Class A3 3.801%, 8/15/48		9,747	10,697,631
Series 2015-C32, Class C 4.819%, 11/15/48		5,623	5,353,860

Principal Amount (000)			U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39	U.S.$	3,028	$2,816,115
Series 2007-C1, Class AM 5.455%, 2/15/40		2,995	3,018,246
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		4,953	4,976,702
Series 2015-3, Class A2 2.729%, 4/20/48(a)		6,986	6,913,658
Series 2016-4, Class A2 2.579%, 3/10/49(a)		6,295	6,303,638
Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 8/12/43		241	240,598
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		1,746	1,746,062
Series 2007-9, Class A4 5.70%, 9/12/49		18,579	19,147,081
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		3,478	3,530,087
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		6,797	7,020,222
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		4,728	4,989,105
Series 2012-C4, Class A5 2.85%, 12/10/45		9,467	9,874,430
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.266%, 1/10/45(a)		2,285	2,501,294
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		478	478,117
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.961%, 11/15/45(a)		3,326	3,277,393
Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	10,532,672
Series 2014-C20, Class A2 3.036%, 5/15/47		6,029	6,250,770

			284,156,770

Non-Agency Floating Rate CMBS–2.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(d)		14,101	14,422,697

8	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Commercial Mortgage Trust Series 2014-SAVA, Class A 1.675% (LIBOR 1 Month + 1.15%), 6/15/34(a)(c)	U.S.$	3,339	$3,340,795
H/2 Asset Funding NRE Series 2015-1A 2.17% (LIBOR 1 Month + 1.65%), 6/24/49(c)(e)		6,855	6,786,281
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.444% (LIBOR 1 Month + 0.92%), 6/15/29(a)(c)		9,634	9,582,811
Series 2015-SGP, Class A 2.224% (LIBOR 1 Month + 1.70%), 7/15/36(a)(c)		8,990	8,969,803
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.474% (LIBOR 1 Month + 1.87%), 8/15/26(a)(c)		3,265	3,251,226
Series 2015-XLF2, Class SNMA 2.474% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		3,265	3,275,978
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.58% (LIBOR 1 Month + 1.05%), 4/15/32(a)(c)		2,003	1,982,224
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		11,121	11,005,655
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(d)		5,778	5,950,776

			68,568,246

Total Commercial Mortgage-Backed Securities (cost $355,294,563)			352,725,016

COLLATERALIZED MORTGAGE OBLIGATIONS–7.7%
Risk Share Floating Rate–4.9%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025% (LIBOR 1 Month + 6.50%), 4/25/26(c)(e)		3,236	3,263,814
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025% (LIBOR 1 Month + 2.50%), 7/25/25(c)(e)		1,294	1,297,009
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.775% (LIBOR 1 Month + 4.25%), 11/25/23(c)		8,185	8,666,785

Principal Amount (000)			U.S. $ Value

Series 2014-DN2, Class M3 4.125% (LIBOR 1 Month + 3.60%), 4/25/24(c)	U.S.$	2,091	$2,152,601
Series 2014-DN3, Class M3 4.525% (LIBOR 1 Month + 4.00%), 8/25/24(c)		9,650	10,099,074
Series 2014-DN4, Class M3 5.075% (LIBOR 1 Month + 4.55%), 10/25/24(c)		2,500	2,651,748
Series 2014-HQ3, Class M3 5.275% (LIBOR 1 Month + 4.75%), 10/25/24(c)		4,508	4,817,262
Series 2015-DNA1, Class M3 3.825% (LIBOR 1 Month + 3.30%), 10/25/27(c)		675	699,887
Series 2015-DNA2, Class M2 3.125% (LIBOR 1 Month + 2.60%), 12/25/27(c)		9,306	9,512,685
Series 2015-DNA3, Class M3 5.225% (LIBOR 1 Month + 4.70%), 4/25/28(c)		1,430	1,523,602
Series 2015-HQ1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 3/25/25(c)		2,155	2,181,300
Series 2015-HQA1, Class M2 3.175% (LIBOR 1 Month + 2.65%), 3/25/28(c)		10,244	10,481,687
Series 2015-HQA2, Class M2 3.325% (LIBOR 1 Month + 2.80%), 5/25/28(c)		3,151	3,250,829
Series 2015-HQA2, Class M3 5.325% (LIBOR 1 Month + 4.80%), 5/25/28(c)		902	963,920
Series 2016-DNA1, Class M3 6.075% (LIBOR 1 Month + 5.55%), 7/25/28(c)		3,230	3,537,381
Series 2016-DNA2, Class M3 5.175% (LIBOR 1 Month + 4.65%), 10/25/28(c)		1,634	1,716,573
Series 2016-DNA3, Class M3 5.525% (LIBOR 1 Month + 5.00%), 12/25/28(c)		6,760	7,218,602
Series 2016-DNA4, Class M3 4.324% (LIBOR 1 Month + 3.80%), 3/25/29(c)		1,412	1,419,930
Series 2016-HQA1, Class M3 6.875% (LIBOR 1 Month + 6.35%), 9/25/28(c)		5,832	6,544,456
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.725% (LIBOR 1 Month + 1.20%), 7/25/24(c)		1,454	1,457,372
Series 2014-C04, Class 1M2 5.425% (LIBOR 1 Month + 4.90%), 11/25/24(c)		5,280	5,715,390

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

Series 2014-C04, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 11/25/24(c)	U.S.$	4,465	$4,786,974
Series 2015-C01, Class 1M2 4.825% (LIBOR 1 Month + 4.30%), 2/25/25(c)		4,205	4,414,287
Series 2015-C01, Class 2M2 5.075% (LIBOR 1 Month + 4.55%), 2/25/25(c)		5,413	5,643,559
Series 2015-C02, Class 2M2 4.525% (LIBOR 1 Month + 4.00%), 5/25/25(c)		4,020	4,175,314
Series 2015-C03, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(c)		2,102	2,106,702
Series 2015-C03, Class 1M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(c)		6,771	7,226,602
Series 2015-C03, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(c)		6,913	7,414,502
Series 2015-C04, Class 1M2 6.225% (LIBOR 1 Month + 5.70%), 4/25/28(c)		2,029	2,207,112
Series 2015-C04, Class 2M2 6.075% (LIBOR 1 Month + 5.55%), 4/25/28(c)		6,521	7,029,865
Series 2016-C01, Class 1M2 7.275% (LIBOR 1 Month + 6.75%), 8/25/28(c)		6,033	6,843,059
Series 2016-C01, Class 2M2 7.475% (LIBOR 1 Month + 6.95%), 8/25/28(c)		4,597	5,217,197
Series 2016-C02, Class 1M2 6.525% (LIBOR 1 Month + 6.00%), 9/25/28(c)		4,864	5,375,399
Series 2016-C03, Class 1M2 5.825% (LIBOR 1 Month + 5.30%), 10/25/28(c)		659	709,906
Series 2016-C03, Class 2M2 6.425% (LIBOR 1 Month + 5.90%), 10/25/28(c)		4,253	4,648,714
Series 2016-C04, Class 1M2 4.775% (LIBOR 1 Month + 4.25%), 1/25/29(c)		1,616	1,653,898
Series 2016-C05, Class 2M2 4.975% (LIBOR 1 Month + 4.45%), 1/25/29(c)		2,237	2,314,775
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.775% (LIBOR 1 Month + 4.25%), 11/25/24(c)(e)		1,128	1,117,224
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775% (LIBOR 1 Month + 5.25%), 11/25/25(c)(e)		3,997	4,007,856

Principal Amount (000)			U.S. $ Value

Series 2015-WF1, Class 2M2 6.025% (LIBOR 1 Month + 5.50%), 11/25/25(c)(e)	U.S.$	1,161	$1,159,755

			167,224,607

Non-Agency Fixed Rate–1.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		858	785,621
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		2,491	2,127,411
Series 2005-65CB, Class 2A6 6.00%, 12/25/35		2,817	2,588,385
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		1,190	1,087,479
Series 2006-24CB, Class A16 5.75%, 6/25/36		4,620	3,905,538
Series 2006-28CB, Class A14 6.25%, 10/25/36		2,893	2,394,324
Series 2006-J1, Class 1A13 5.50%, 2/25/36		1,540	1,309,936
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		1,037	864,175
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.957%, 5/25/35		2,723	2,535,981
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8
6.00%, 5/25/36		2,539	2,186,632
Series 2006-13, Class 1A19
6.25%, 9/25/36		1,565	1,347,072
Series 2007-2, Class A16
6.00%, 3/25/37		3,153	2,809,571
Series 2007-HYB2, Class 3A1
2.957%, 2/25/47		5,437	4,462,685
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		4,575	3,617,215
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		4,002	3,269,607
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		2,017	1,788,550
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		5,384	4,621,064
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		1,430	1,415,621

			43,116,867

10	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Agency Floating Rate–1.1%
Federal National Mortgage Association REMICs Series 2007-15, Class CI 5.855% (LIBOR 1 Month + 6.38%), 3/25/37(c)(f)	U.S.$	20,275	$4,432,601
Series 2011-63, Class SW 6.155% (LIBOR 1 Month + 6.68%), 7/25/41(c)(f)		16,194	3,371,208
Series 2013-130, Class SN 6.125% (LIBOR 1 Month + 6.65%), 10/25/42(c)(f)		23,977	4,678,771
Series 2015-66, Class AS 5.725% (LIBOR 1 Month + 6.25%), 9/25/45(c)(f)		20,537	4,226,783
Series 2016-11, Class SG 5.625% (LIBOR 1 Month + 6.15%), 3/25/46(c)(f)		25,423	4,863,260
Series 2016-19, Class SA 5.575% (LIBOR 1 Month + 6.10%), 4/25/46(c)(f)		29,195	5,387,982
Series 2016-22, Class ST 5.575% (LIBOR 1 Month + 6.10%), 4/25/46(c)(f)		24,887	4,846,708
Government National Mortgage Association Series 2016-108, Class SM 5.568% (LIBOR 1 Month + 6.10%), 8/20/46(c)(f)		20,392	5,623,589

		37,430,902

Non-Agency Floating Rate–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.715% (LIBOR 1 Month + 0.19%), 12/25/36(c)		7,577	4,753,037
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.775% (LIBOR 1 Month + 0.25%), 3/25/35(c)		3,115	2,624,447
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.281%, 5/26/37(a)(d)		4,790	3,658,771

			11,036,255

Agency Fixed Rate–0.2%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.135%, 5/28/35		1,605	1,416,660
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 5/25/45(f)		26,228	4,868,833

			6,285,493

Total Collateralized Mortgage Obligations (cost $258,257,916)			265,094,124

Principal Amount (000)			U.S. $ Value

INFLATION-LINKED SECURITIES–5.7%
United States–5.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)(g)	U.S.$	120,622	$122,675,504
0.25%, 1/15/25 (TIPS)		34,044	34,675,353
0.375%, 7/15/25 (TIPS)		36,748	37,951,139

Total Inflation-Linked Securities (cost $190,976,367)			195,301,996

GOVERNMENTS-TREASURIES–5.3%
United States–5.3%
U.S. Treasury Bonds 3.00%, 5/15/45		23,139	26,382,070
3.375%, 5/15/44		5,710	6,966,258
3.625%, 8/15/43		33,991	43,273,339
3.75%, 11/15/43		10,205	13,281,644
4.75%, 2/15/37		5	7,257
6.25%, 5/15/30		13,949	21,533,144
8.125%, 8/15/19		299	360,026
U.S. Treasury Notes 1.625%, 5/15/26		44,002	44,060,034
2.125%, 8/15/21		630	657,907
2.25%, 11/15/25		13,347	14,089,110
2.375%, 8/15/24(h)		12,571	13,393,691

Total Governments–Treasuries (cost $167,768,160)			184,004,480

CORPORATES-NON-INVESTMENT GRADE–3.5%
Industrial–2.1%
Capital Goods–0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		1,933	1,993,406
SPX FLOW, Inc. 5.625%, 8/15/24(a)		1,114	1,130,710
5.875%, 8/15/26(a)		1,114	1,126,533

		4,250,649

Communications-Media–0.2%
CSC Holdings LLC 6.75%, 11/15/21		1,340	1,417,050
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		4,940	4,933,825

			6,350,875

Communications-Telecommunications–0.6%
CenturyLink, Inc. Series S 6.45%, 6/15/21		2,484	2,660,985
Series Y 7.50%, 4/01/24		2,289	2,443,508
SFR Group SA 5.375%, 5/15/22(a)	EUR	712	825,819

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)			U.S. $ Value

Sprint Capital Corp. 6.90%, 5/01/19(i)	U.S.$	10,125	$10,441,406
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		3,440	3,465,800

			19,837,518

Consumer Cyclical-Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		964	965,205
Allison Transmission, Inc. 5.00%, 10/01/24(a)		1,377	1,411,425

			2,376,630

Consumer Cyclical-Other–0.4%
International Game Technology PLC 6.25%, 2/15/22(a)		3,615	3,831,900
6.50%, 2/15/25(a)		4,910	5,290,525
KB Home 4.75%, 5/15/19		3,146	3,212,852
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,225	2,241,688

			14,576,965

Consumer Cyclical-Retailers–0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)		2,092	2,146,915

Consumer Non-Cyclical–0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		3,920	3,376,100

Energy–0.2%
Cenovus Energy, Inc. 3.00%, 8/15/22		350	332,809
5.70%, 10/15/19		1,637	1,757,192
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		3,212	2,228,922
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		4,443	4,554,075
SM Energy Co. 6.50%, 1/01/23		359	362,590

			9,235,588

Technology–0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)		3,676	4,043,041
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		3,390	3,631,538

			7,674,579

Transportation-Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		2,909	2,792,640

			72,618,459

Principal Amount (000)			U.S. $ Value

Financial Institutions–1.2%
Banking–1.1%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)	U.S.$	2,288	$2,478,190
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		1,250	1,445,000
7.625%, 11/21/22		3,784	4,200,240
7.75%, 4/10/23		3,832	4,014,020
Credit Agricole SA 8.125%, 12/23/25(a)(b)		1,440	1,531,800
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		1,557	1,586,194
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		7,068	6,450,016
Lloyds Banking Group PLC 7.50%, 6/27/24(b)		3,734	3,856,102
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		3,756	3,676,185
Series U 7.64%, 9/30/17(b)		2,900	2,813,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		819	843,855
Societe Generale SA 5.922%, 4/05/17(a)(b)		1,160	1,170,382
8.00%, 9/29/25(a)(b)		2,576	2,563,120
Standard Chartered PLC 7.50%, 4/02/22(a)(b)		230	229,425

			36,857,529

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		4,130	4,160,975
7.25%, 1/25/22		875	892,500

			5,053,475

			41,911,004

Non Corporate Sectors–0.1%
Agencies-Not Government Guaranteed–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		3,570	3,650,325

Utility–0.1%
Electric–0.1%
NRG Energy, Inc. 6.25%, 5/01/24		2,593	2,631,895

Total Corporates–Non-Investment Grade (cost $118,106,216)			120,811,683

12	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

	Principal Amount (000)		U.S. $ Value

AGENCIES–2.3%
Agency Debentures–2.3%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $70,555,471)	U.S.$	81,666	$77,961,385

EMERGING MARKETS-TREASURIES–0.9%
Brazil–0.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17–1/01/27 (cost $31,224,851)	BRL	106,375	30,860,063

GOVERNMENTS-SOVEREIGN AGENCIES–0.6%
Brazil–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	7,084	7,300,062

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		2,685	2,470,200

Israel–0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		7,000	7,682,500

United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)		5,235	4,803,112

Total Governments–Sovereign Agencies (cost $22,004,793)			22,255,874

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.4%
United States–0.4%
State of California Series 2010 5.75%, 3/01/17		10	10,195
7.625%, 3/01/40		8,520	13,484,860

Total Local Governments–Municipal Bonds (cost $8,663,867)			13,495,055

QUASI-SOVEREIGNS–0.3%
Quasi-Sovereign Bonds–0.3%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,510	2,769,828

Mexico–0.2%
Petroleos Mexicanos 4.625%, 9/21/23(a)		6,985	6,994,779

Total Quasi-Sovereigns (cost $9,480,258)			9,764,607

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-SOVEREIGN BONDS–0.3%
Mexico–0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19	U.S.$	1,812	$2,009,508

Qatar–0.2%
Qatar Government International Bond 2.375%, 6/02/21(a)		7,054	7,105,141

Total Governments–Sovereign Bonds (cost $8,962,576)			9,114,649

EMERGING MARKETS-CORPORATE BONDS–0.2%
Industrial–0.2%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		4,673	1,682,280
7.125%, 6/26/42(a)		1,770	708,000

			2,390,280

Consumer Non-Cyclical–0.0%
Minerva Luxembourg SA 6.50%, 9/20/26(a)		1,148	1,129,345

Energy–0.1%
Ultrapar International SA 5.25%, 10/06/26(a)		3,456	3,430,080

Total Emerging Markets–Corporate Bonds (cost $9,821,197)			6,949,705

Shares
COMMON STOCKS–0.1%
Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Preference Shares)(j)(k)(l) (cost $4,488,000)		4,488	4,661,884

Contracts
OPTIONS PURCHASED-PUTS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Oct 2016, Exercise Price: $ 2,100.00(m)(n) (premiums paid $385,600)		16,000	69,262

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–13.2%
Agency Discount Note–4.9%
Federal Home Loan Bank Discount Notes Zero Coupon 11/14/16–3/17/17 (cost $167,922,296)	U.S.$	168,104	$167,922,296

Certificates of Deposit–3.1%
Bank of Nova Scotia/Houston 1.141%, 3/17/17(c)		17,250	17,250,000
Canadian Imperial Bank of Commerce/New York 0.874%, 11/28/16(c)		20,222	20,222,000
Cooperatieve Rabobank UA 1.115%, 2/24/17(c)		34,431	34,431,000
Wells Fargo Bank NA 0.867%, 10/05/16(c)		33,599	33,599,000

Total Certificates of Deposit (cost $105,502,000)			105,502,000

Governments-Treasuries–2.5%
Japan–2.5%
Japan Treasury Discount Bill Series 622 Zero Coupon, 10/24/16	JPY	3,770,000	37,184,276

	Principal Amount (000)		U.S. $ Value

Series 623 Zero Coupon, 10/31/16	JPY	4,940,000	$48,726,757

Total Governments–Treasuries (cost $84,633,534)			85,911,033

Agencies–1.6%
Federal Home Loan Bank 0.501% (LIBOR 1 Month- 0.03%), 11/18/16(c) (cost $56,170,000)	U.S.$	56,170	56,179,830

Commercial Paper–1.1%
Sumitomo Mitsui Banking Zero Coupon, 10/18/16(a) (cost $38,046,520)		38,060	38,046,520

Total Short-Term Investments (cost $452,274,350)			453,561,679

Total Investments–108.9% (cost $3,648,577,336)			3,751,648,979

Other assets less liabilities—(8.9)%			(307,704,119)

Net Assets—100.0%			$3,443,944,860

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,186	December 2016	$259,102,598	$259,103,938	$1,340
U.S. T-Note 5 Yr (CBT) Futures	3,183	December 2016	386,863,704	386,784,234	(79,470)
U.S. T-Note 10 Yr (CBT) Futures	354	December 2016	46,169,851	46,418,250	248,399
U.S. Ultra Bond (CBT) Futures	1,189	December 2016	220,229,401	218,627,375	(1,602,026)
Sold Contracts
Euro-BOBL Futures	790	December 2016	117,021,229	117,222,743	(201,514)

					$(1,633,271)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	TWD	844,011	USD	26,646	10/06/16	$(295,079)
Barclays Bank PLC	JPY	3,602,545	USD	34,155	10/27/16	(1,405,079)
BNP Paribas SA	USD	17,641	JPY	1,767,678	10/21/16	(196,582)
BNP Paribas SA	AUD	3,200	USD	2,467	10/28/16	18,693
Citibank, NA	EUR	15,145	USD	16,812	10/06/16	(201,880)
Citibank, NA	GBP	1,007	USD	1,307	11/16/16	553
Citibank, NA	USD	24,524	MXN	480,192	11/22/16	104,192
Citibank, NA	USD	15,466	INR	1,046,815	12/15/16	91,943
Goldman Sachs Bank USA	BRL	27,066	USD	8,338	10/04/16	15,254
Goldman Sachs Bank USA	USD	8,465	BRL	27,066	10/04/16	(142,243)

14	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	BRL	50,216	USD	10,920	1/04/17	$(4,107,919)
HSBC Bank USA	USD	26,918	TWD	848,866	10/06/16	177,801
JPMorgan Chase Bank, NA	EUR	17,673	USD	19,701	10/06/16	(153,973)
JPMorgan Chase Bank, NA	JPY	1,744,345	USD	16,923	10/21/16	(290,394)
Standard Chartered Bank	BRL	25,351	USD	7,809	10/04/16	14,288
Standard Chartered Bank	BRL	52,417	USD	15,980	10/04/16	(137,339)
Standard Chartered Bank	USD	23,962	BRL	77,768	10/04/16	(49,126)
Standard Chartered Bank	BRL	25,351	USD	7,751	11/03/16	21,947
Standard Chartered Bank	CAD	61,692	USD	48,054	11/10/16	1,017,767
Standard Chartered Bank	SGD	46,794	USD	34,364	12/14/16	38,945
State Street Bank & Trust Co.	JPY	5,115,519	USD	49,069	10/27/16	(1,424,824)

						$(6,903,055)

PUT OPTIONS WRITTEN (see Note 3)

Description	Contracts (000)	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
S&P 500 Index(m)	16,000	$2,000.00	October 2016	$134,400	$(6,425)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX) CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.47%	$117,960	$(1,711,260)	$(804,715)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	1,996,020	5/12/18	0.954%	6 Month NIBOR	$1,422,631
Morgan Stanley & Co., LLC/(CME Group)		663,640	5/19/18	1.007%	6 Month NIBOR	410,055
Morgan Stanley & Co., LLC/(CME Group)	NZD	444,080	7/28/18	2.050%	3 Month BKBM	(113,988)
Morgan Stanley & Co., LLC/(CME Group)	GBP	25,722	6/05/20	6 Month LIBOR	1.651%	1,553,264
Morgan Stanley & Co., LLC/(CME Group)	USD	74,620	9/22/21	1.240%	3 Month LIBOR	(236,159)
Morgan Stanley & Co., LLC/(CME Group)	AUD	34,700	3/11/25	6 Month BBSW	2.973%	1,798,150
Morgan Stanley & Co., LLC/(CME Group)		21,430	6/09/25	6 Month BBSW	3.384%	1,720,528
Morgan Stanley & Co., LLC/(CME Group)	NZD	47,910	7/28/26	3 Month BKBM	2.473%	150,752

Schedule of Investments—Intermediate Duration Portfolio	15

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	USD	56,670	9/22/26	1.558%	3 Month LIBOR	$(551,459)
Morgan Stanley & Co., LLC/(LCH Group)	NOK	505,260	8/01/18	0.960%	6 Month NIBOR	359,669
Morgan Stanley & Co., LLC/(LCH Group)		130,990	8/04/18	1.008%	6 Month NIBOR	81,502
Morgan Stanley & Co., LLC/(LCH Group)		561,400	8/11/18	1.076%	6 Month NIBOR	255,436
Morgan Stanley & Co., LLC/(LCH Group)		374,270	8/12/18	1.128%	6 Month NIBOR	128,820
Morgan Stanley & Co., LLC/(LCH Group)	AUD	582,980	9/22/18	1.705%	3 Month BBSW	(229,847)

						$6,749,354

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	1.51%	$2,830	$(238,349)	$124,853	$(363,202)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.72	4,718	(145,275)	(157,586)	12,311
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.72	5,407	(166,491)	(187,262)	20,771
Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00	0.39	12,540	75,818	(85,557)	161,375
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	5,023	(448,554)	(349,118)	(99,436)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	3,438	(307,014)	(352,422)	45,408
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	1,776	(158,596)	(158,026)	(570)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	1,375	(122,787)	(119,799)	(2,988)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	6,266	(559,554)	(545,936)	(13,618)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	2,160	(192,888)	(138,211)	(54,677)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	8,500	(759,050)	(631,406)	(127,644)

				$(3,022,740)	$(2,600,470)	$(422,270)

* Termination date

16	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(48,894)

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate	Maturity	U.S. $ Value at September 30, 2016
JP Morgan Chase	0.59%	10/12/16	$50,225,894

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2016

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Governments–Treasuries	$0	$50,225,894	$0	$0	$50,225,894

Total	$0	$50,225,894	$0	$0	$50,225,894

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $684,679,100 or 19.9% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.
(d)	Variable rate coupon, rate shown as of September 30, 2016.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.51% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025%, 4/25/26	4/29/16	$3,235,503	$3,263,814	0.09%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025%, 7/25/25	7/27/15	1,293,774	1,297,009	0.04%
H/2 Asset Funding NRE Series 2015-1A 2.174%, 6/24/49	6/19/15	6,854,829	6,786,281	0.20%
144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.775%, 11/25/24	11/06/15	$1,112,978	$1,117,224	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775%, 11/25/25	9/28/15	3,996,889	4,007,856	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.025%, 11/25/25	9/28/15	1,160,718	1,159,755	0.03%

(f)	IO—Interest Only.
(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	Illiquid security.
(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$4,488,000	$4,661,884	0.14%

(k)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(l)	Effective prepayment date of April 2017.

Schedule of Investments—Intermediate Duration Portfolio	17

(m)	One contract relates to 1 share.
(n)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

INTRCONX—Inter-Continental Exchange

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2016

Principal Amount (000)			U.S. $ Value

CORPORATES-INVESTMENT GRADE–23.0%
Financial Institutions–14.1%
Banking–13.1%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	U.S.$	1,498	$1,524,915
American Express Credit Corp. 2.125%, 3/18/19		820	833,355
Bank of America NA 1.65%, 3/26/18		860	863,569
Bank of Montreal 1.35%, 8/28/18		1,330	1,327,940
Barclays PLC 2.00%, 3/16/18		880	881,048
BB&T Corp. 2.25%, 2/01/19		1,000	1,019,048
BNP Paribas SA 2.375%, 9/14/17–5/21/20		2,421	2,446,993
Capital One Bank USA NA 1.15%, 11/21/16		1,000	1,000,203
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	999,854
Citigroup, Inc. 1.277% (LIBOR 3 Month + 0.52%), 5/01/17(b)		898	898,538
1.525% (LIBOR 3 Month + 0.70%), 11/24/17(b)		992	994,777
2.05%, 6/07/19		860	866,548
Compass Bank 1.85%, 9/29/17		950	948,843
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,421,294
Credit Suisse AG/New York, NY Series G 1.375%, 5/26/17		1,196	1,194,701
Danske Bank A/S 1.65%, 9/06/19(a)		1,000	998,696
Deutsche Bank AG Series G 2.85%, 5/10/19		860	841,490
Fifth Third Bank/Cincinnati OH 1.15%, 11/18/16		940	940,010
Goldman Sachs Group, Inc. (The) 1.875% (LIBOR 3 Month + 1.16%), 4/23/20(b)		876	881,437
HSBC USA, Inc. 1.70%, 3/05/18		884	885,812
Huntington National Bank (The) 2.20%, 11/06/18		940	951,738
ING Bank NV 2.50%, 10/01/19(a)		1,000	1,020,678

18	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

JPMorgan Chase & Co. 1.352% (LIBOR 3 Month + 0.51%), 3/01/18(b)	U.S.$	896	$895,856
2.295%, 8/15/21		568	569,236
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,276,215
Lloyds Bank PLC 1.75%, 3/16/18		1,539	1,539,883
Lloyds Banking Group PLC 3.10%, 7/06/21		800	817,362
Mizuho Bank Ltd. 1.307% (LIBOR 3 Month + 0.45%), 9/25/17(a)(b)		1,935	1,932,190
Morgan Stanley 1.875%, 1/05/18		859	862,508
5.625%, 9/23/19		888	983,424
Nordea Bank AB 2.375%, 4/04/19(a)		975	992,794
PNC Bank NA 1.80%, 11/05/18		940	948,009
Royal Bank of Canada Series G 1.80%, 7/30/18		990	996,843
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	801,208
Societe Generale SA 2.75%, 10/12/17		1,220	1,235,189
Svenska Handelsbanken AB 1.50%, 9/06/19		995	991,746
UBS AG/Stamford CT Series G 1.80%, 3/26/18		1,372	1,374,730
US Bank NA/Cincinnati OH 1.223% (LIBOR 3 Month + 0.48%), 10/28/19(b)		714	711,890
1.40%, 4/26/19		870	869,236
1.45%, 1/29/18		1,000	1,002,778
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,446,765
Westpac Banking Corp. 1.60%, 8/19/19		350	350,015
1.65%, 5/13/19		1,380	1,381,572

			45,720,936

Insurance–1.0%
Aetna, Inc. 1.90%, 6/07/19		1,050	1,059,635
MetLife, Inc. 1.756%, 12/15/17		1,271	1,275,919
Pricoa Global Funding I 1.45%, 9/13/19(a)		1,000	996,996
Principal Life Global Funding II 1.50%, 4/18/19(a)		236	235,853

			3,568,403

			49,289,339

Principal Amount (000)			U.S. $ Value

Industrial–8.4%
Basic–0.9%
Dow Chemical Co. (The) 8.55%, 5/15/19	U.S.$	700	$820,992
Lubrizol Corp. 8.875%, 2/01/19		739	863,793
Monsanto Co. 0.988% (LIBOR 3 Month + 0.20%), 11/07/16(b)		1,590	1,589,574

			3,274,359

Capital Goods–0.1%
Caterpillar Financial Services Corp. 1.931%, 10/01/21(a)		326	325,485

Communications-Media–0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		880	987,218

Communications-Telecommunications–0.8%
America Movil SAB de CV 5.00%, 3/30/20		744	817,617
AT&T, Inc. 1.40%, 12/01/17		2,035	2,035,555

			2,853,172

Consumer Cyclical-Automotive–2.3%
American Honda Finance Corp. 1.20%, 7/12/19		1,185	1,178,058
Daimler Finance North America LLC 1.50%, 7/05/19(a)		1,350	1,340,429
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,028,222
General Motors Financial Co., Inc. 3.10%, 1/15/19		960	978,555
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		1,115	1,133,387
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		830	827,378
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,594,962

			8,080,991

Consumer Cyclical-Retailers–0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19		273	272,672

Consumer Non-Cyclical–2.1%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,006,570
Actavis, Inc. 6.125%, 8/15/19		852	951,245
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		825	832,965
Celgene Corp. 2.125%, 8/15/18		952	962,172
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,885,839
Mylan NV 2.50%, 6/07/19(a)		850	857,549

			7,496,340

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value

Energy–0.4%
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)	U.S.$	1,480	$1,507,634

Services–0.5%
eBay, Inc. 2.50%, 3/09/18		431	437,095
Visa, Inc. 2.20%, 12/14/20		1,180	1,210,174

			1,647,269

Technology–0.9%
Cisco Systems, Inc. 1.115% (LIBOR 3 Month + 0.28%), 3/03/17(b)		1,515	1,516,700
Microsoft Corp. 1.10%, 8/08/19		840	837,321
QUALCOMM, Inc. 1.40%, 5/18/18		804	805,283

			3,159,304

			29,604,444

Utility–0.5%
Electric–0.5%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19		844	842,425
Georgia Power Co. 1.95%, 12/01/18		930	946,274

			1,788,699

Total Corporates–Investment Grade (cost $80,466,057)			80,682,482

GOVERNMENTS-TREASURIES–18.9%
United States–18.9%
U.S. Treasury Notes
0.75%, 1/31/18		24,656	24,664,979
0.875%, 11/30/17(c)		22,089	22,132,140
0.88%, 9/15/19		9,575	9,578,740
1.25%, 4/30/19		7,383	7,458,845
1.375%, 1/31/21		2,199	2,223,053

Total Governments-Treasuries (cost $65,942,901)			66,057,757

ASSET-BACKED SECURITIES–17.2%
Autos-Fixed Rate–8.8%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		629	630,985
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,099	1,103,348
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		70	69,750

Principal Amount (000)			U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)	U.S.$	1,095	$1,098,239
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,876,367
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,131	1,132,607
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		502	501,961
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,558	1,566,029
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		772	775,972
Drive Auto Receivables Trust Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		52	51,862
Series 2016-BA, Class A2 1.38%, 8/15/18(a)		788	787,538
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		68	67,885
Series 2014-2, Class A2 1.05%, 3/20/20(a)		540	538,997
Series 2015-1, Class A2 1.30%, 9/20/20(a)		762	760,313
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	840,829
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)		964	963,154
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		752	753,944
Series 2014-2, Class A 2.31%, 4/15/26(a)		1,274	1,305,746
Series 2016-1, Class A 2.31%, 8/15/27(a)		728	746,267
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		1,300	1,299,570
Series 2016-1, Class A1 1.76%, 2/15/21		587	590,753
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		1,020	1,025,553
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		469	468,573
Series 2016-1, Class A1 1.96%, 5/17/21(a)		853	858,908

20	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19	U.S.$	1,310	$1,310,862
Series 2015-1, Class A3 1.41%, 6/15/20		492	492,997
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		470	469,096
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	937,462
Series 2016-1A, Class A 2.32%, 3/25/20(a)		566	568,845
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		822	822,197
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		154	154,313
Series 2015-B, Class A3 1.40%, 11/15/18(a)		496	496,523
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		585	585,725
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		941	942,676
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		850	861,210
Series 2015-3, Class A2A 1.02%, 9/17/18		47	47,363
Series 2015-4,Class A2A 1.20%, 12/17/18		103	102,425
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		77	77,272
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		751	750,198
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		471	470,611
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		299	298,492
Series 2016-2A, Class A2 1.57%, 6/17/19(a)		500	499,469
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		841	839,098

Principal Amount (000)			U.S. $ Value

World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18	U.S.$	266	$266,304

			30,808,288

Credit Cards-Floating Rate–2.6%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 1.054% (LIBOR 1 Month + 0.53%), 2/18/20(a)(b)		1,300	1,301,326
Series 2014-1, Class A 0.874% (LIBOR 1 Month + 0.35%), 3/16/20(b)		1,200	1,200,000
Chase Issuance Trust Series 2013-A6, Class A6 0.944% (LIBOR 1 Month + 0.42%), 7/15/20(b)		2,388	2,397,020
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.954% (LIBOR 1 Month + 0.43%), 7/15/21(b)		895	899,161
Series 2015-A1, Class A1 0.874% (LIBOR 1 Month + 0.35%), 8/17/20(b)		1,003	1,005,793
First National Master Note Trust Series 2013-2, Class A 1.054% (LIBOR 1 Month + 0.53%), 10/15/19(b)		912	912,057
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.004% (LIBOR 1 Month + 0.48%), 2/15/22(b)		1,347	1,349,568

			9,064,925

Credit Cards-Fixed Rate–2.5%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	774,481
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,299,520
Series 2015-2, Class A 1.56%, 3/15/21		641	644,595
Series 2015-4, Class A 1.72%, 8/16/21		627	631,166
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		814	827,342
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,213,952
Series 2015-3, Class A 1.74%, 9/15/21		780	785,652
Series 2016-1, Class A 2.04%, 3/15/22		821	832,151

Schedule of Investments—Short Duration Plus Portfolio	21

Principal Amount (000)			U.S. $ Value

World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21	U.S.$	610	$612,933
Series 2016-B, Class A 1.44%, 6/15/22		1,218	1,218,065

			8,839,857

Other ABS-Fixed Rate–1.7%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		265	265,724
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,363,437
Series 2014-B, Class A4 1.61%, 5/17/21		1,300	1,306,517
Series 2015-A, Class A4 1.85%, 4/15/21		655	662,324
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		307	307,405
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		403	404,952
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		518	526,383

			5,836,742

Autos-Floating Rate–1.6%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.094% (LIBOR 1 Month + 0.57%), 1/15/22(b)		1,003	1,003,827
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.068% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)		255	255,367
Series 2014-1, Class A 0.918% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		574	574,480
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(a)(b)		776	776,194
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.032% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)		957	956,999
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.882% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)		300	299,351

Principal Amount (000)			U.S. $ Value

Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.912% (LIBOR 1 Month + 0.38%), 7/20/19(b)	U.S.$	615	$614,806
Series 2015-1, Class A 1.032% (LIBOR 1 Month + 0.50%), 1/20/20(b)		1,055	1,052,606

			5,533,630

Home Equity Loans-Fixed Rate–0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	0

Total Asset-Backed Securities (cost $59,816,398)			60,083,442

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.6%
Non-Agency Fixed Rate CMBS–8.5%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14, Class A4 5.201%, 12/11/38		694	693,713
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.973%, 4/10/46(f)		14,326	855,042
Series 2015-GC29, Class A2 2.674%, 4/10/48		1,025	1,055,445
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		126	125,621
Series 2012-CR4, Class A1 0.704%, 10/15/45		358	357,446
Series 2013-CR6, Class A1 0.719%, 3/10/46		852	849,614
Series 2013-CR6, Class A2 2.122%, 3/10/46		988	993,324
Series 2013-LC6, Class A1 0.724%, 1/10/46		237	236,174
Series 2013-LC6, Class XA 1.856%, 1/10/46(f)		1,907	113,203
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,319,957
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,560	1,610,479
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		37	37,393
Series 2007-C4, Class A4 6.134%, 9/15/39		915	936,093
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.748%, 2/10/46(f)		11,785	896,093
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		489	496,356

22	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Series 2014-GC20, Class A2 3.002%, 4/10/47	U.S.$	1,500	$1,542,544
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		53	53,192
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,087	2,105,543
Series 2010-C2, Class D 5.734%, 11/15/43(a)		655	695,029
Series 2013-C10, Class A1 0.73%, 12/15/47		333	331,426
Series 2013-C13, Class A2 2.665%, 1/15/46		1,500	1,531,722
Series 2013-C16, Class A2 3.07%, 12/15/46		1,611	1,653,528
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		1,695	1,737,222
Series 2015-C28, Class A2 2.773%, 10/15/48		1,250	1,294,837
Series 2015-C29, Class A2 2.921%, 5/15/48		600	625,497
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		520	522,082
Series 2016-4, Class A2 2.579%, 3/10/49(a)		587	587,731
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,137,736
Series 2015-C23, Class A2 2.982%, 7/15/50		930	968,753
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		335	340,017
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		245	244,682
Series 2013-C5, Class A1 0.779%, 3/10/46		877	874,543
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		45	44,667
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		515	513,800
Series 2015-NXS1, Class A2 2.632%, 5/15/48		557	573,514
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.862%, 12/15/45(a)(f)		1,643	121,004

Principal Amount (000)			U.S. $ Value

Series 2012-C6, Class XA 2.41%, 4/15/45(a)(f)	U.S.$	956	$79,794
Series 2012-C9, Class A1 0.673%, 11/15/45		575	573,279
Series 2013-C12, Class A1 0.735%, 3/15/48		8	8,161
Series 2014-C24, Class A2 2.863%, 11/15/47		900	933,456

			29,669,712

Non-Agency Floating Rate CMBS–1.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(g)		1,574	1,610,047
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.444% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)		1,087	1,081,224
Series 2015-SGP, Class A 2.224% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		470	468,944
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692%, 4/15/49(g)		833	842,269
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.58% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)		217	215,009
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)		1,162	1,149,928

			5,367,421

Agency CMBS–0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,971	2,060,752
Government National Mortgage Association Series 2006-51, Class IO 0.617%, 8/16/46(f)		1,112	37,926

			2,098,678

Total Commercial Mortgage-Backed Securities (cost $37,471,819)			37,135,811

COLLATERALIZED MORTGAGE OBLIGATIONS–9.0%
Risk Share Floating Rate–4.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.025% (LIBOR 1 Month + 4.50%), 4/25/26(b)(e)		413	416,078

Schedule of Investments—Short Duration Plus Portfolio	23

Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.375% (LIBOR 1 Month + 0.85%), 4/25/24(b)	U.S.$	35	$34,810
Series 2014-HQ1, Class M1 2.175% (LIBOR 1 Month + 1.65%), 8/25/24(b)		43	42,610
Series 2014-HQ2, Class M1 1.975% (LIBOR 1 Month + 1.45%), 9/25/24(b)		183	183,664
Series 2015-DNA3, Class M1 1.875% (LIBOR 1 Month + 1.35%), 4/25/28(b)		328	328,301
Series 2015-DNA3, Class M2 3.375% (LIBOR 1 Month + 2.85%), 4/25/28(b)		1,000	1,030,865
Series 2015-HQ2, Class M2 2.475% (LIBOR 1 Month + 1.95%), 5/25/25(b)		800	819,206
Series 2015-HQA1, Class M2 3.175% (LIBOR 1 Month + 2.65%), 3/25/28(b)		1,000	1,023,203
Series 2015-HQA2, Class M1 1.675% (LIBOR 1 Month + 1.15%), 5/25/28(b)		169	169,344
Series 2016-DNA2, Class M1 1.775% (LIBOR 1 Month + 1.25%), 10/25/28(b)		992	994,131
Series 2016-DNA3, Class M1 1.625% (LIBOR 1 Month + 1.10%), 12/25/28(b)		461	461,644
Series 2016-DNA4, Class M1 1.324% (LIBOR 1 Month + 0.80%), 3/25/29(b)		334	334,145
Series 2016-HQA1, Class M1 2.275% (LIBOR 1 Month + 1.75%), 9/25/28(b)		767	770,885
Series 2016-HQA2, Class M2 2.775% (LIBOR 1 Month + 2.25%), 11/25/28(b)		542	553,406
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/23(b)		289	292,967
Series 2014-C01, Class M1 2.125% (LIBOR 1 Month + 1.60%), 1/25/24(b)		889	895,890
Series 2014-C02, Class 1M1 1.475% (LIBOR 1 Month + 0.95%), 5/25/24(b)		857	858,278
Series 2014-C02, Class 2M1 1.475% (LIBOR 1 Month + 0.95%), 5/25/24(b)		752	752,621

Principal Amount (000)			U.S. $ Value

Series 2014-C04, Class 2M1 2.625% (LIBOR 1 Month + 2.10%), 11/25/24(b)	U.S.$	231	$231,944
Series 2015-C01, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 2/25/25(b)		93	92,616
Series 2015-C03, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(b)		230	230,407
Series 2016-C02, Class 1M1 2.675% (LIBOR 1 Month + 2.15%), 9/25/28(b)		765	776,222
Series 2016-C03, Class 1M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/28(b)		1,275	1,292,222
Series 2016-C03, Class 2M1 2.725% (LIBOR 1 Month + 2.20%), 10/25/28(b)		554	561,266
Series 2016-C04, Class 1M1 1.975% (LIBOR 1 Month + 1.45%), 1/25/29(b)		316	317,929
Series 2016-C05, Class 2M1 1.875% (LIBOR 1 Month + 1.35%), 1/25/29(b)		300	301,429
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.275% (LIBOR 1 Month + 2.75%), 11/25/25(a)(b)		167	166,795
Series 2015-WF1, Class 2M1 3.375% (LIBOR 1 Month + 2.85%), 11/25/25(b)(e)		214	213,998

			14,146,876

Agency Floating Rate–2.4%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.024% (LIBOR 1 Month + 0.50%), 6/15/39(b)		1,151	1,151,690
Series 4286, Class VF 0.974% (LIBOR 1 Month + 0.45%), 12/15/43(b)		1,219	1,217,234
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.875% (LIBOR 1 Month + 0.35%), 6/25/43(b)		1,145	1,140,354
Series 2014-49, Class AF 0.814% (LIBOR 1 Month + 0.32%), 8/25/44(b)		1,981	1,962,084
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.079% (LIBOR 1 Month + 0.56%), 12/08/20(b)		2,824	2,828,723

			8,300,085

24	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)			U.S. $ Value

Agency Fixed Rate–2.3%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24	U.S.$	2,062	$2,112,799
Series 4029, Class NE 2.50%, 3/15/41		2,281	2,331,061
Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24		598	610,757
Series 2011-39, Class DA 3.50%, 7/25/24		154	153,816
Series 2014-54, Class LA 3.00%, 2/25/44		979	997,069
Series 2015-72, Class PC 3.00%, 10/25/43		1,900	1,956,885

			8,162,387

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.05% (H15T 1 Year + 0.47%), 2/25/42(a)(b)		851	726,484

Total Collateralized Mortgage Obligations (cost $31,356,531)			31,335,832

INFLATION-LINKED SECURITIES–2.4%
United States–2.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		3,162	3,216,153
1.125%, 1/15/21 (TIPS)		4,782	5,089,637

Total Inflation-Linked Securities (cost $8,279,530)			8,305,790

MORTGAGE PASS-THROUGHS–1.5%
Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 2.33% (LIBOR 6 Month + 1.42%), 1/01/37(b)		7	7,344

Agency Fixed Rate 15-Year–0.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		512	550,414
6.50%, 3/01/26		721	788,407
Federal National Mortgage Association Series 2001 6.00%, 11/01/16–12/01/16		2	2,379
6.00%, 12/01/21		7	7,830
Series 2002 6.00%, 2/01/17		7	6,781

			1,355,811

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 30-Year–1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40	U.S.$	2,374	$2,709,362
Government National Mortgage Association Series 2002 7.50%, 3/15/32		112	139,895
5.00%, 10/15/39		1,025	1,160,155

			4,009,412

Total Mortgage Pass-Throughs (cost $5,206,106)			5,372,567

COVERED BONDS–0.5%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,863,218)		1,865	1,868,545

SHORT-TERM INVESTMENTS–10.1%
Agency Discount Note–4.2%
Federal Home Loan Banks Zero Coupon 1/25/17–3/24/17 (cost $14,737,126)		14,767	14,737,126

Governments-Treasuries–4.0%
Japan–4.0%
Japan Treasury Discount Bill Series 622 Zero Coupon, 10/24/16 (cost $13,426,270)	JPY	1,420,000	14,005,813

Certificates of Deposit–1.9%
Bank of Nova Scotia/Houston 1.141% (LIBOR 1 Month + 0.61%), 3/17/17(b)	U.S.$	3,250	3,250,000
Cooperatieve Rabobank UA 1.115% (LIBOR 1 Month + 0.59%), 2/24/17(b)		3,338	3,338,000

Total Certificates of Deposit (cost $6,588,000)			6,588,000

Total Short-Term Investments (cost $34,751,396)			35,330,939

Total Investments—93.2% (cost $325,153,956)			326,173,165

Other assets less liabilities—6.8%			23,854,754

Net Assets—100.0%			$350,027,919

Schedule of Investments—Short Duration Plus Portfolio	25

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	706	December 2016	$154,242,226	$154,238,938	$(3,288)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	62	December 2016	7,534,859	7,533,969	890
U.S. T-Note 10 Yr (CBT) Futures	16	December 2016	2,086,724	2,098,000	(11,276)

					$(13,674)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	JPY	1,421,004	USD	13,474	10/27/16	$(552,731)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	4.86%	$330	$(29,469)	$(33,828)	$4,359
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	168	(15,002)	(14,948)	(54)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	132	(11,788)	(11,501)	(287)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	607	(54,205)	(52,886)	(1,319)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	209	(18,664)	(13,373)	(5,291)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	504	(45,007)	(35,030)	(9,977)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	860	(76,798)	(63,883)	(12,915)

				$(250,933)	$(225,449)	$(25,484)

* Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $47,235,559 or 13.5% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.18% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.025%, 4/25/26	4/29/16	$413,494	$416,078	0.12%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	13,205	0	0.00%

26	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.375%, 11/25/25	9/28/15	$213,944	$213,998	0.06%

(f)	IO—Interest Only.
(g)	Variable rate coupon, rate shown as of September 30, 2016.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

H15T—U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR—London Interbank Offered Rates

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	27

SCB–TAX–1944–0916

Sanford C. Bernstein Fund, Inc.

September 30, 2016

Schedule of Investments To the Annual Report
For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Short Duration New York Municipal Class, Short Duration California Municipal Class, Short Duration Diversified Municipal Class, and the Municipal Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–97.4%
Long-Term Municipal Bonds–89.4%
Alabama–0.5%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/16	$750	$750,000

Arizona–4.4%
City of Phoenix Civic Improvement Corp. Series 2009A 5.00%, 7/01/17	2,300	2,370,656
Series 2014B 5.00%, 7/01/18	2,155	2,307,078
Gilbert Water Resource Municipal Property Corp. Series 2016 5.00%, 7/01/18	1,745	1,869,715

		6,547,449

California–2.6%
County of Ventura CA Series 2016 2.00%, 7/01/17	3,805	3,839,245

Connecticut–4.4%
State of Connecticut Series 2016A 5.00%, 3/15/19	5,935	6,491,703

Delaware–1.0%
State of Delaware Series 2014B 5.00%, 7/01/18	1,365	1,463,539

District of Columbia–3.1%
Washington Metropolitan Area Transit Authority Series 2016A 5.00%, 7/01/18	4,265	4,569,052

Florida–5.2%
Florida State Board of Education (State of Florida) Series 2015C 5.00%, 6/01/17	4,415	4,535,971
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(b)(c)	55	27,500
Series 2010A-1 6.125%, 5/01/35	30	30,053
Series 2010A-2 6.125%, 5/01/35	60	60,106
Series 2010B 5.125%, 5/01/17	40	40,078
Principal Amount (000)		U.S. $ Value
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	$80	$84,771
State of Florida Lottery Revenue Series 2012A 5.00%, 7/01/17	2,850	2,936,669

		7,715,148

Georgia–4.9%
Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	2,450	2,574,068
State of Georgia Series 2009I 5.00%, 7/01/18	4,445	4,765,885

		7,339,953

Idaho–5.0%
State of Idaho Series 2016 2.00%, 6/30/17	7,400	7,461,938

Kentucky–0.8%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 9/01/23	1,000	1,221,430

Louisiana–0.2%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(b)(c)(d)	515	103,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(b)(c)(d)	670	120,600

		223,600

Maryland–2.8%
State of Maryland Department of Transportation Series 2015B 5.00%, 2/15/18	4,000	4,222,440

Massachusetts–5.4%
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	7,700	7,962,493

Michigan–3.0%
City of Detroit MI Sewage Disposal System Revenue AGM Series 2006D 1.033% (LIBOR 3 Month + 0.60%), 7/01/32(e)	1,530	1,402,551
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	2,690	3,002,067

		4,404,618

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Nebraska–1.0%
City of Lincoln NE Electric System Revenue Series 2016 5.00%, 9/01/18	$1,400	$1,510,404

Nevada–0.9%
Las Vegas Valley Water District Series 2015A 4.00%, 6/01/18	1,305	1,372,208

New Jersey–5.1%
New Jersey Economic Development Authority Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	1,720	1,977,862
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/20	190	210,102
Series 2015X 5.00%, 6/15/19	3,000	3,230,760
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	2,100	2,175,705

		7,594,429

New York–5.8%
Metropolitan Transportation Authority AGM Series 2002B-1 1.053%, 11/01/22(f)	6,225	6,218,545
New York Transportation Development Corp. (American Airlines, Inc.)
Series 2016 5.00%, 8/01/18	1,335	1,407,757
Town of Oyster Bay NY Series 2016 3.75%, 3/31/17	1,000	1,004,920

		8,631,222

North Carolina–1.2%
State of North Carolina Series 2013E 5.00%, 5/01/18	1,710	1,821,697

Ohio–2.5%
State of Ohio Major New State Infrastrucure Project Series 20082008-1 5.50%, 6/15/20 (Pre-refunded/ETM)	2,500	2,694,250
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 5.00%, 12/15/17	1,000	1,049,570

		3,743,820

Principal Amount (000)		U.S. $ Value
Pennsylvania–3.9%
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/18	$2,970	$3,180,127
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(b)(c)	65	650
Philadelphia Gas Works Co. Series 2015 4.00%, 8/01/18	2,485	2,619,265

		5,800,042

Texas–15.8%
Austin Community College District Public Facility Corp. Series 2015 3.00%, 8/01/17	1,100	1,119,789
Fort Worth Independent School District Series 2016 5.00%, 2/15/20	2,225	2,516,052
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	7,040	7,067,738
Humble Independent School District Series 2016B 5.00%, 2/15/20	1,875	2,117,606
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015B-2 3.875%, 11/15/20	1,000	1,012,050
Tarrant Regional Water District Series 2015 5.00%, 3/01/18	2,760	2,920,080
Texas Public Finance Authority (Texas Public Finance Authority State Lease) Series 2015D 4.00%, 2/01/18	1,290	1,343,303
Texas Transportation Commission State Highway Fund Series 2015 4.00%, 10/01/18	2,500	2,652,925
5.00%, 10/01/23	2,150	2,671,697

		23,421,240

Virginia–2.8%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	1,385	1,413,462

2	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2016A 5.00%, 8/01/19	$2,440	$2,712,353

		4,125,815

Washington–3.9%
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	3,000	3,092,610
Series 2011A 5.00%, 7/01/18	1,335	1,429,211
King County School District No 45 Bellevue Series 2015 5.00%, 12/01/18	1,225	1,332,236

		5,854,057

West Virginia–1.6%
State of West Virginia Series 2015A 5.00%, 6/01/18	2,180	2,328,393

Wisconsin–1.6%
State of Wisconsin Series 2011A 5.00%, 5/01/18	2,175	2,316,375

Total Long-Term Municipal Bonds (cost $133,381,828)		132,732,310

Short-Term Municipal Notes–8.0%
California–8.0%
County of Los Angeles CA Series 2016 3.00%, 6/30/17	5,615	5,709,220
Principal Amount (000)		U.S. $ Value
County of Riverside CA Series 2016 3.00%, 6/30/17	$6,030	$6,124,369

Total Short-Term Municipal Notes (cost $11,846,009)		11,833,589

Total Municipal Obligations (cost $145,227,837)		144,565,899

CORPORATES-INVESTMENT GRADE–1.2%
Financial Institutions–1.2%
Banking–1.2%
Capital One Bank USA, NA 1.20%, 2/13/17 (cost $1,850,815)	1,850	1,848,709

SHORT-TERM INVESTMENTS–0.5%
Time Deposit–0.5%
State Street Time Deposit 0.01%, 10/03/16 (cost $681,499)	681	681,499

Total Investments—99.1% (cost $147,760,151)		147,096,107

Other assets less liabilities—0.9%		1,393,031

Net Assets—100.0%		$148,489,138

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,850	12/14/20	1.548%	CPI	#	$12,049
Citibank, NA	600	8/09/21	1.540%	CPI	#	5,515
Deutsche Bank AG	1,350	7/15/20	1.265%	CPI	#	34,534

						$52,098

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$1,300	7/11/22	0.745%	SIFMA	*	$15,108

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(a)	Defaulted matured security.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Defaulted.
(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of this security amounted to $6,218,545 or 4.19% of net assets.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.3% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–91.7%
Long-Term Municipal Bonds–85.3%
California–79.1%
Bay Area Toll Authority Series 2007F 5.00%, 4/01/31 (Pre-refunded/ETM)	$805	$821,382
Beverly Hills Unified School District CA Series 2015 2.00%, 8/01/17	705	712,149
California Econ Recovery Series 2009A 5.00%, 7/01/17 (Pre-refunded/ETM)	420	433,188
5.00%, 7/01/18 (Pre-refunded/ETM)	350	375,456
California State Public Works Board (California State Public Works Board Lease) Series 2015F 5.00%, 5/01/20	650	741,747
California State University Series 2015A 5.00%, 11/01/18	900	976,941
Central Coast Water Authority Series 2016 5.00%, 10/01/18	475	512,715
City of Long Beach CA Harbor Revenue Series 2014C 5.00%, 11/15/18	1,000	1,086,860
City of Los Angeles CA Solid Waste Resources Revenue Series 2015A 5.50%, 2/01/18	420	446,195
County of Ventura CA Series 2016 2.00%, 7/01/17	470	474,230
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2016A 5.00%, 7/01/18	190	203,750
Los Angeles Department of Water & Power PWR Series 2011A 5.00%, 7/01/19	590	655,632
Los Angeles Unified School District/CA Series 2016A 5.00%, 7/01/19	250	277,883
Menlo Park Community Development Agency Successor Agency AGM Series 2015 5.00%, 10/01/23	255	314,769

4	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	$420	$470,971
Riverside County Infrastructure Financing Authority (Riverside County Infrastructure Financing Authority Lease) Series 2015A 5.00%, 11/01/20	290	334,793
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	200	213,128
San Francisco Unified School District Series 2014B 5.00%, 6/15/17	815	838,937
San Jose Unified School District Series 2015 5.00%, 8/01/20	595	686,933
State of California Series 2015 5.00%, 8/01/18	630	676,929
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	1,000	1,024,680
University of California Series 2010U 5.00%, 5/15/18	670	715,399

		12,994,667

Florida–0.1%
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(b)(c)	105	24,150

Louisiana–0.4%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(a)(b)(c)(d)	200	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(a)(c)(e)	200	40,000
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(c)(e)	130	26,000

		66,000

Principal Amount (000)		U.S. $ Value
New Jersey–3.7%
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	$580	$600,909

New York–2.0%
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.311%, 3/01/27(f)	180	172,926
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/18	150	158,175

		331,101

Total Long-Term Municipal Bonds (cost $14,447,974)		14,016,827

Short-Term Municipal Notes–6.4%
California–6.4%
County of Los Angeles CA Series 2016 3.00%, 6/30/17	675	686,326
County of Riverside CA Series 2016 3.00%, 6/30/17	350	355,478

Total Short-Term Municipal Notes (cost $1,042,708)		1,041,804

Total Municipal Obligations (cost $15,490,682)		15,058,631

CORPORATES-INVESTMENT GRADE–5.8%
Financial Institutions–5.8%
Banking–5.8%
Capital One Bank USA, NA 1.20%, 2/13/17	500	499,651
Morgan Stanley Series G 5.45%, 1/09/17	445	449,888

Total Corporates–Investment Grade (cost $950,162)		949,539

SHORT-TERM INVESTMENTS–1.2%
Time Deposit–1.2%
State Street Time Deposit 0.01%, 10/03/16 (cost $204,108)	204	204,108

Total Investments—98.7% (cost $16,644,952)		16,212,278

Other assets less liabilities—1.3%		211,989

Net Assets—100.0%		$16,424,267

Schedule of Investments—Short Duration California Municipal Portfolio	5

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$230	12/14/20	1.548%	CPI	#	$1,498
Deutsche Bank AG	150	7/15/20	1.265%	CPI	#	3,837

						$5,335

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$165	10/14/22	1.194%	SIFMA	*	$(2,379)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Non-income producing security.
(b)	Defaulted matured security.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	Defaulted.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of this security amounted to $172,926 or 1.05% of net assets.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.2% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ETM—Escrowed to Maturity

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–96.7%
Long-Term Municipal Bonds–96.7%
New York–88.6%
City of New York NY Series 2013E 5.00%, 8/01/17	$1,175	$1,214,950
Series 2014J 1.42% (MUNIPSA + 0.58%), 8/01/27(a)	1,550	1,549,628
Series 2016E 5.00%, 8/01/19	1,865	2,073,171
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/16	1,000	1,006,600
Haverstraw-Stony Point Central School District Series 2015 4.00%, 10/15/18	1,000	1,061,940
Metropolitan Transportation Authority Series 2012H 5.00%, 11/15/17	1,350	1,411,817
Series 2016B 5.00%, 11/15/19	585	655,732
AGM Series 2002B-1 1.053%, 11/01/22(b)	2,450	2,447,459
Metropolitan Transportation Authority (Metropolitan Transportation Authority Service Contract) Series 2002A 5.75%, 1/01/17	2,240	2,266,768
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/18	1,000	1,083,760
Series 2015C 5.00%, 11/01/18	3,680	3,988,237
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2009A 5.00%, 4/01/18	1,740	1,847,410
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/23	1,170	1,442,470
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	3,768,783
Principal Amount (000)		U.S. $ Value
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.436%, 4/01/34(b)	$2,325	$2,251,590
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,000	1,149,430
Series 2014 5.00%, 6/15/18	1,005	1,075,179
New York State Thruway Authority AMBAC Series 2007A 5.00%, 4/01/22 (Pre-refunded/ETM)	2,245	2,291,135
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.25%, 4/01/18	2,435	2,591,668
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	1,470	1,617,353
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/18	2,075	2,200,849
New York State Thruway Authority Highway & Bridge Trust Fund Series 2008B 5.25%, 4/01/18 (Pre-refunded/ETM)	275	292,694
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/17–3/15/18	1,500	1,548,240
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/18	515	543,068
Niagara Falls City School District Series 2016 5.00%, 6/15/18	780	830,372
Port Authority of New York & New Jersey Series 2014-186 5.00%, 10/15/21	1,000	1,176,840
Series 2015E 5.00%, 10/15/21	1,500	1,765,260
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/17–10/15/18	1,510	1,608,370
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	105	105,172

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
Suffolk County Water Authority Series 2015B 5.00%, 11/01/17	$1,000	$1,044,640
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18	275	276,713
Triborough Bridge & Tunnel Authority Series 2012A 5.00%, 11/15/16	1,000	1,004,700
Series 2012B 4.00%, 11/15/17	1,080	1,117,897

		50,309,895

Florida–0.4%
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(c)(d)(e)	135	31,050
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)	65	0
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(d)(e)	45	22,500
Series 2010A-1 6.125%, 5/01/35	20	20,035
Series 2010A-2 6.125%, 5/01/35	50	50,089
Series 2010B 5.125%, 5/01/17	35	35,068
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	95	100,666

		259,408

Louisiana–0.2%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(c)(d)(e)(f)	270	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(e)(g)	255	51,000
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)(e)	115	23,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(e)(g)	120	21,600

		95,600

Principal Amount (000)		U.S. $ Value
Michigan–2.0%
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/20	$1,000	$1,116,010

New Jersey–5.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/19	1,150	1,238,458
New Jersey Transit Corp. Series 2014A
5.00%, 9/15/17	1,800	1,864,890

		3,103,348

Total Municipal Obligations (cost $55,402,981)		54,884,261

CORPORATES-INVESTMENT GRADE–1.5%
Financial Institutions–1.5%
Banking–1.5%
JPMorgan Chase & Co. 1.352% (LIBOR 3 Month + 0.51%), 3/01/18(a) (cost $843,000)	843	842,864

SHORT-TERM INVESTMENTS–0.5%
Time Deposit–0.5%
State Street Time Deposit 0.01%, 10/03/16 (cost $284,513)	285	284,513

Total Investments—98.7% (cost $56,530,494)		56,011,638

Other assets less liabilities—1.3%		765,376

Net Assets—100.0%		$56,777,014

8	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$500	12/14/20	1.548%	CPI	#	$3,257
Citibank, NA	300	8/09/21	1.540%	CPI	#	2,758
Deutsche Bank AG	550	7/15/20	1.265%	CPI	#	14,069

						$20,084

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$480	6/07/22	0.906%	SIFMA	*	$1,219

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $4,699,049 or 8.28% of net assets.
(c)	Non-income producing security.
(d)	Defaulted matured security.
(e)	Illiquid security.
(f)	Fair valued by the Adviser.
(g)	Defaulted.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.7% and 4.2%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

MUNIPSA—SIFMA Municipal Swap Index Rate

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–93.4%
Long-Term Municipal Bonds–89.9%
Alabama–1.4%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/25	$1,390	$1,737,278
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,495,358
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	35,244,401
Series 2009B 5.00%, 5/01/17	12,955	13,267,215
Series 2014B 5.00%, 1/01/24	3,200	4,000,352
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,443,174
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,371,329

		97,559,107

Alaska–0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21–9/01/24	12,935	15,749,042
Series 2015C 5.00%, 9/01/22–9/01/24	7,370	9,109,550
Series 2015D 5.00%, 9/01/21	3,565	4,204,739
State of Alaska Series 2016A 5.00%, 8/01/22–8/01/27	26,905	33,528,254

		62,591,585

Arizona–1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,802,312
Principal Amount (000)		U.S. $ Value
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24–7/01/25	$17,210	$20,314,831
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23–12/01/24	2,770	3,434,962
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23–7/01/26	33,315	41,531,267
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/17	2,610	2,690,179
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,251,383
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	22,377,856
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,520,399
Maricopa County Community College District Series 2016 5.00%, 7/01/18	9,620	10,307,541
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,669,525

		116,900,255

California–7.7%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	18,649,218
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,312,813
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	3,060,875
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,521,646
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	27,876,281

10	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	$3,255	$3,756,530
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	855	925,777
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	11,515,843
Series 2011C 5.00%, 5/01/22	5,880	6,842,674
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,954,893
State of California Series 2006 5.00%, 10/01/16	3,710	3,710,000
Series 2008 5.00%, 4/01/18	5,000	5,305,600
Series 2009 5.25%, 10/01/20	5,085	5,745,542
Series 2013 5.00%, 11/01/24–11/01/25	43,465	54,110,610
Series 2014 5.00%, 5/01/25–5/01/29	130,465	162,648,899
Series 2015 5.00%, 8/01/22	15,765	19,133,823
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17–5/01/19	183,675	199,481,234

		534,552,258

Colorado–0.9%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16–12/01/20	13,735	14,765,043
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	22,753,145
Series 2011A 5.50%, 11/15/19	2,290	2,594,295
Series 2012A 5.00%, 11/15/22–11/15/24	6,630	7,885,362
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)	13,168	2,633,600
Principal Amount (000)		U.S. $ Value
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	$2,800	$3,118,136
5.25%, 1/15/24–7/15/24	7,745	8,632,344
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,170	1,308,411

		63,690,336

Connecticut–1.5%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,960,592
Series 2014A 5.00%, 3/01/28	6,360	7,667,171
Series 2016A 5.00%, 3/15/20–3/15/22	51,430	60,058,905
Series 2016B 5.00%, 5/15/21	17,055	19,836,841
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	10,299,109

		101,822,618

Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27	5,470	6,681,745

District of Columbia–1.5%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	72,279,423
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,754,808
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,635,000
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,502,187
Series 2010F-1 5.00%, 10/01/20	11,905	13,707,060

		101,878,478

Florida–5.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	18,070,251

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	$6,640	$7,555,058
Series 2011A-1 5.00%, 6/01/19	15,975	17,609,722
Series 2012A 5.00%, 6/01/22	27,105	32,555,815
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,785	23,830,093
Series 2015A 5.00%, 6/01/22	1,795	2,130,037
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,595,165
Collier County School Board COP Series 2015 5.00%, 2/15/18–2/15/19	12,210	13,189,472
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,973,450
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	15,299,672
5.625%, 10/01/25	2,550	2,985,132
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20–11/01/21	7,205	8,453,159
Series 2015B 5.00%, 7/01/22	3,715	4,474,978
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22–10/01/24	4,975	5,980,929
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(c)(d)	985	226,550
Duval County School Board COP Series 2015B 5.00%, 7/01/26	4,280	5,324,063
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,731,049
Series 2012A 5.00%, 7/01/22	10,225	12,329,305
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24–10/01/28	3,765	4,702,674
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,272,930
Principal Amount (000)		U.S. $ Value
Series 2015A 5.00%, 6/01/18	$7,655	$8,179,980
Series 2015B 5.00%, 6/01/17	11,470	11,784,278
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21–7/01/22	11,640	13,730,670
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,261,249
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,460	1,822,810
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20–3/01/23	7,205	8,268,922
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	2,998,134
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,818,421
Manatee County School District COP Series 2016A 5.00%, 7/01/28–7/01/29(e)	14,010	16,777,509
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	12,376,898
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	56,768,799
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(c)(d)	510	255,000
Series 2010A-1 6.125%, 5/01/35	215	215,381
Series 2010A-2 6.125%, 5/01/35	490	490,867
Series 2010B 5.125%, 5/01/17	345	345,673
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,625	1,721,915
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,134,915

12	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	$2,350	$2,513,302
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,325	4,101,254
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,769,258
State of Florida Series 2012B 5.00%, 7/01/18	8,460	9,063,113
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,350,884
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,421,768
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,028,612
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24–10/01/25	4,750	6,034,398

		378,523,514

Georgia–3.0%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,417,092
Catoosa County School District Series 2016 5.00%, 8/01/19	1,335	1,484,801
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	25,480,932
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	9,931,157
5.25%, 1/01/20	6,500	7,369,245
5.50%, 1/01/21	7,500	8,856,075
5.75%, 1/01/22–1/01/23	20,000	23,828,580
5.875%, 1/01/24	2,925	3,489,759
Series 2014A 5.00%, 1/01/28	12,250	15,048,390
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,773,227
Glynn County School District
Series 2016 5.00%, 8/01/18	1,195	1,282,665
Principal Amount (000)		U.S. $ Value
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17–3/15/18	$4,860	$5,016,343
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/20	37,550	42,247,505
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,632,530
Series 2016A 5.00%, 2/01/22–2/01/23	35,660	43,217,599

		207,075,900

Hawaii–1.0%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21	3,690	4,076,122
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,561,527
Series 2010A 5.00%, 7/01/24	16,500	18,759,510
State of Hawaii Series 2015E 5.00%, 10/01/22–10/01/23	28,840	35,321,017
Series 2016F 5.00%, 10/01/20–10/01/25	9,755	11,928,453

		73,646,629

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21–7/15/23	6,915	8,247,292

Illinois–4.4%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	3,465	3,541,854
County of Du Page IL Series 1993 5.60%, 1/01/21	5,840	6,463,770
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.00%, 1/01/19(f)	5,730	5,968,368
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20–11/15/28	4,745	5,634,684
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27–2/01/29	42,820	51,854,395

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	$33,375	$39,240,317
Series 2014D 5.00%, 1/01/23	1,065	1,289,012
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/28	24,425	27,552,739
5.00%, 6/15/23 (Pre-refunded/ETM)	565	682,480
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,535,802
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	720	814,817
NATL Series 2001B 5.50%, 6/01/17	1,025	1,055,115
State of Illinois Series 2010 5.00%, 1/01/17–1/01/19	34,160	35,008,920
Series 2012 5.00%, 8/01/21–8/01/25	16,935	18,746,855
Series 2013 5.00%, 7/01/19–7/01/20	12,290	13,260,313
5.50%, 7/01/24	5,405	6,259,368
Series 2013A 5.00%, 4/01/23	4,390	4,970,534
Series 2014 5.00%, 5/01/22–5/01/27	46,045	52,038,422
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,955	2,125,124
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,469,510
Series 2016C 5.00%, 6/15/22	2,525	3,007,098
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)(c)	5,078	997,827
Village of Matteson IL Series 2010 8.00%, 12/01/29(g)	19,775	14,573,779

		310,091,103

Indiana–0.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	6,582,501
Principal Amount (000)		U.S. $ Value
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25–9/01/28	$6,760	$7,618,950

		14,201,451

Iowa–0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17–8/01/18	10,770	11,371,290

Kansas–0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20–9/01/23	14,160	16,706,460
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18–10/01/19	5,255	5,747,969

		22,454,429

Kentucky–0.5%
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	10,076,866
Series 2016A 5.00%, 7/01/21–7/01/27	19,390	23,830,765

		33,907,631

Louisiana–0.7%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge / Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27–8/01/28	8,985	10,984,261
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(a)(c)(d)(h)	4,025	0
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	6,190	6,382,509
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	8,415	9,575,895
Series 2010A 5.00%, 10/01/23	7,720	8,781,655
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/17–3/01/18	6,575	6,739,994

14	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)(c)	$1,695	$339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,309,056
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,110,990

		48,223,360

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,215,080

Maryland–0.4%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,028,817
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	20,641,913
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,138,000

		30,808,730

Massachusetts–2.1%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,460,550
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,185,578
Series 2013B 5.00%, 8/01/17–8/01/20	69,345	74,697,530
Series 2014C 5.00%, 8/01/20	1,045	1,199,232
Series 2016A 2.00%, 4/24/17	16,020	16,131,179
AGM Series 2006C 1.715%, 11/01/19(f)	1,815	1,853,750
NATL Series 2000E 0.54%, 12/01/30(i)	7,750	7,032,800
NATL Series 2000F 0.525%, 12/01/30(i)	6,700	6,079,955
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,191,726
Series 2014 5.00%, 6/15/20	7,170	8,216,031
Principal Amount (000)		U.S. $ Value
Massachusetts Clean Water Trust (The) Series 1999A 6.00%, 8/01/17	$2,240	$2,334,662
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,262,461
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,335,975
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22–8/15/23	10,680	13,000,907

		143,982,336

Michigan–3.6%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19–7/01/20	20,980	23,169,306
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,567,902
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	524,355
3.60%, 10/01/21	500	532,415
3.80%, 10/01/22	500	542,905
3.875%, 10/01/23	2,000	2,190,120
4.00%, 10/01/24	3,000	3,308,040
4.50%, 10/01/29	12,065	13,279,101
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	48,230,916
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,305	65,726,933
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,897,282

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	$6,630	$6,659,371
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23–12/01/25	13,075	16,330,187
5.50%, 12/01/26–12/01/27	7,220	9,340,369
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,630,445
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	12,858,733
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,178,532
5.00%, 5/01/20	4,635	5,231,663
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,215,550
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	9,660	10,746,452
5.00%, 11/15/22 (Pre-refunded/ETM)	2,865	3,215,160
5.00%, 11/15/23 (Pre-refunded/ETM)	1,575	1,767,496

		248,143,233

Minnesota–1.0%
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,307,273
Series 2014E 4.00%, 8/01/17	12,610	12,942,021
Series 2015B 5.00%, 8/01/22	3,745	4,559,388
Series 2015D 5.00%, 8/01/18	12,245	13,166,436
Series 2016A 5.00%, 8/01/18	11,140	11,978,285
Series 2016B 5.00%, 8/01/18	5,470	5,881,618
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	5,239,511

		68,074,532

Principal Amount (000)		U.S. $ Value
Missouri–0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18–12/01/19	$7,290	$7,946,575
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,233,217

		11,179,792

Nevada–4.0%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20–9/01/26	18,625	22,371,264
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,334,250
Series 2013B 5.00%, 6/15/17	6,780	6,973,366
Series 2015A 5.00%, 6/15/18	70,485	75,283,619
Series 2015B 5.00%, 6/15/22	17,785	21,396,066
County of Clark Department of Aviation (Las Vegas-McCarran International Airport)
AGM Series 2009C 5.00%, 7/01/24	9,175	10,106,263
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,585,342
Series 2016A 5.00%, 11/01/24	7,080	8,914,357
Series 2016B 5.00%, 11/01/18–11/01/23	26,280	30,834,609
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,825,560
AMBAC Series 2006 5.00%, 11/01/16	16,010	16,058,991
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,299,140
County of Clark NV (Las Vegas-McCarran International Airport) Series 2008A 5.25%, 7/01/17	16,695	17,224,565
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,515,218
Series 2016B 5.00%, 6/01/28	4,590	5,821,176
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	17,842,138

16	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2015D 5.00%, 4/01/23	$10,205	$12,547,354

		275,933,278

New Jersey–4.7%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,335,629
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,176,813
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,995,542
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,722,336
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,597,505
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,901,976
5.50%, 9/01/21	370	420,161
Series 2011G 5.00%, 9/01/20	290	320,682
Series 2013 5.00%, 3/01/20	13,965	15,284,274
Series 2014P 5.00%, 6/15/20	1,425	1,569,524
Series 2014U 5.00%, 6/15/20–6/15/21	14,200	15,844,602
Series 2015X 5.00%, 6/15/19	10,585	11,399,198
AMBAC Series 2005K 5.25%, 12/15/20	2,340	2,637,414
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,224,285
5.50%, 1/01/26–1/01/27	2,000	2,394,240
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20–9/01/22	23,625	27,965,298
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20–7/01/21(e)	3,750	4,160,079
Principal Amount (000)		U.S. $ Value
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	$44,040	$48,422,859
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,200,875
5.50%, 12/15/21	6,155	7,117,211
Series 2011B 5.00%, 6/15/20	1,310	1,446,292
Series 2013A 5.00%, 6/15/20	3,960	4,371,998
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	12,700	15,323,475
Series 2014A 5.00%, 1/01/27–1/01/29	75,920	93,485,331
Series 2014C 5.00%, 1/01/24	14,720	18,184,499
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,960,545
NATL Series 2000B 1.365%, 1/01/30(i)	19,450	17,364,532

		330,827,175

New York–11.6%
City of New York NY Series 2009C 5.00%, 8/01/17–8/01/22	18,190	19,989,027
Series 2010B 5.00%, 8/01/17–8/01/19	18,470	20,046,884
Series 2012A 5.00%, 10/01/16	10,090	10,090,000
Series 2013B 5.00%, 8/01/19	34,575	38,434,261
Series 2013I 5.00%, 8/01/19	7,260	8,070,361
Series 2013J 5.00%, 8/01/19–8/01/20	16,575	18,480,479
Series 2014A 5.00%, 8/01/27	1,130	1,400,149
Series 2015A 5.00%, 8/01/22–8/01/23	12,015	14,568,824
Series 2015B 5.00%, 8/01/23	6,370	7,866,313
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16–11/15/28	25,550	27,045,564
Series 2012E 5.00%, 11/15/24	6,055	7,366,937
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	67,645,553
Series 2012H 5.00%, 11/15/26	6,065	7,363,213

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Series 2013B 5.00%, 11/15/26	$9,505	$11,726,414
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	10,156,628
Series 2014C 5.00%, 11/15/27	5,000	6,223,700
AGC Series 2003B 5.25%, 11/15/20	8,415	9,811,133
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,469,295
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	40,925,329
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	27,434,541
Series 2012A 5.00%, 8/01/25	12,345	14,921,155
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	67,640,657
Series 2012E 5.00%, 11/01/21	8,545	10,156,672
Series 2015C 5.00%, 11/01/18	2,090	2,265,058
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	27,908,476
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,119,613
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	15,252,918
Series 2011E 5.00%, 8/15/21	3,880	4,590,273
Series 2012A 5.00%, 12/15/22	20,745	25,395,407
Series 2012B 5.00%, 3/15/22	21,800	26,191,392
Series 2013A 5.00%, 2/15/20	4,635	5,252,799
Series 2014C 5.00%, 3/15/27	2,015	2,501,985
Series 2014E 5.00%, 2/15/17	4,440	4,507,044
Principal Amount (000)		U.S. $ Value
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(i)	$6,800	$6,166,981
AMBAC Series 2001B 1.103%, 10/01/36(i)	11,000	10,025,312
1.12%, 10/01/36(i)	11,425	10,412,631
XLCA Series 2004A 1.225%, 1/01/39(i)	10,000	9,240,120
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,508,625
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,361,233
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17–4/01/18	47,425	48,802,455
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25–3/15/26	63,625	78,034,776
Series 2013D 5.00%, 3/15/23	32,000	39,340,800
Series 2016A 5.00%, 3/15/24	4,010	5,017,513
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,986,592

		805,715,092

North Carolina–0.3%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,145,889
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	15,419,342
North Carolina Municipal Power Agency No. 1 Series 2008C 5.25%, 1/01/17 (Pre-refunded/ETM)	6,240	6,306,206
5.25%, 1/01/17	430	434,541

		24,305,978

18	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Ohio–3.1%
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	$3,145	$3,172,739
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,263,336
Series 2016A 3.00%, 8/15/18	10,875	11,305,759
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	107,893,636
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22–12/01/23	3,440	4,072,073
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	6,325	6,358,080
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	66,683,418
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,761,637
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,941,653

		215,452,331

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20–7/01/28	9,270	10,141,503
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,020	3,405,926

		13,547,429

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,562,697
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,176,070
Principal Amount (000)		U.S. $ Value
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	$1,405	$1,591,893
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,510,898
5.00%, 11/01/22 (Pre-refunded/ETM)	3,120	3,496,646
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,249,603
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	10,275	11,456,950

		34,044,757

Pennsylvania–3.9%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,658,623
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,288,200
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	5,095,994
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,029,021
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	20,128,792
Series 2011A 5.00%, 6/15/19	4,025	4,427,017
Commonwealth of Pennsylvania Series 2014 5.00%, 6/15/17–7/01/17	25,140	25,864,367
Series 2016 5.00%, 9/15/24	9,540	11,790,295
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19–7/01/19	23,445	25,981,819
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26–12/31/28	51,190	62,051,627

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/17–6/01/19	$38,140	$40,350,833
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,995,222
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17–9/01/20	31,615	34,621,757
5.125%, 9/01/22	9,080	10,349,838
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	12,245	13,732,962

		273,366,367

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,595,298

Rhode Island–0.5%
Rhode Island Commerce Corp. AGC Series 2009A 5.25%, 6/15/17 (Pre-refunded/ETM)	7,955	8,198,423
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,389,730
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,716,030
5.75%, 8/01/19 (Pre-refunded/ETM)	4,460	4,792,582
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21–6/01/23	14,635	16,786,450

		38,883,215

South Carolina–0.8%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,396,180
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,375,951
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22–12/01/27	7,000	8,550,210
Principal Amount (000)		U.S. $ Value
South Carolina Public Service Authority Series 2015A 5.00%, 12/01/24	$4,490	$5,613,847
Series 2015B 5.00%, 12/01/22–12/01/23	32,645	39,880,119

		58,816,307

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,473,429

Texas–10.7%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,019,669
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	7,725,567
Bell County Health Facility Development Corp.
Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	775	845,107
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,370,400
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,370,191
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	1,490	1,494,261
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	21,937,597
Series 2015C 5.00%, 8/15/23–8/15/25	4,860	5,940,496
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,285,602
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23–9/01/25	3,800	4,623,046
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,234,482
AGM Series 2000P 0.94%, 7/01/30(i)	1,250	1,176,450

20	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	$6,400	$7,027,648
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	30,475,738
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,551,473
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/21 (Pre-refunded/ETM)	5,040	5,309,539
Series 2009D 5.00%, 2/01/20	47,315	51,636,752
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,398,627
County of Harris TX Series 2010A 5.00%, 10/01/23–10/01/25	17,725	20,488,523
Series 2014A 5.00%, 10/01/17	4,820	5,019,500
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,037,214
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21–11/01/25	17,905	20,417,276
Series 2014A 5.25%, 11/01/28	11,550	13,904,121
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	168,757,294
Harris County Hospital District 5.00%, 2/15/20–2/15/27(e)	7,155	8,380,378
Houston Independent School District Series 2014 5.00%, 2/15/17–2/15/18	29,205	30,323,807
Series 2016A 5.00%, 2/15/23	5,070	6,222,056
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21–1/01/24	16,695	19,913,613
Series 2015B 5.00%, 1/01/23–1/01/28	12,275	15,136,280
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,876,400
5.25%, 9/01/25–9/01/26	35,940	42,674,520
Principal Amount (000)		U.S. $ Value
Permanent University Fund Series 2015A 5.00%, 7/01/17	$3,155	$3,251,922
San Antonio Water System Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,093,827
Series 2013E 5.00%, 5/15/25	3,000	3,681,780
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23–2/01/24	6,715	8,291,708
Series 2015B 5.00%, 2/01/23–2/01/24	10,435	12,881,150
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,618,461
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	33,370	39,752,981
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	6,523,825
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	6,452,656
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,588,104
Series 2014 4.00%, 10/01/17	5,400	5,570,424
Series 2014A 5.00%, 10/01/23	13,680	17,061,422
Series 2015A 5.00%, 10/01/23	10,615	13,238,816
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	595	597,576
Series 2015B-2
3.875%, 11/15/20	2,500	2,530,125
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,132,520
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17–1/01/18	17,980	18,078,998
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,548,857
Series 2015 5.00%, 10/01/23	21,840	27,139,476

		742,608,255

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Utah–0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26–6/15/28	$5,455	$6,793,972

Virginia–1.6%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	6,898,918
Series 2015C 3.00%, 10/01/16	13,490	13,490,000
4.00%, 10/01/17	25,985	26,799,890
5.00%, 10/01/18	13,855	14,989,447
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,245	5,212,605
Series 2015B 5.00%, 9/01/20–9/01/22	35,675	42,174,955

		109,565,815

Washington–8.4%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,521,235
Series 2011B 5.00%, 7/01/21	5,000	5,795,050
5.25%, 7/01/22	3,670	4,284,358
City of Seattle WA Series 2016A 5.00%, 4/01/18	3,150	3,342,024
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,450,714
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,560,089
County of King WA Series 2015 5.00%, 7/01/23	2,485	3,083,587
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,088,464
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,706,034
Series 2012A 5.00%, 7/01/18–7/01/21	92,605	101,560,061
Series 2016A 5.00%, 7/01/25–7/01/27	50,640	65,167,646
Principal Amount (000)		U.S. $ Value
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	$4,750	$5,906,720
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,823,690
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,355	2,561,157
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,294,113
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,265,323
Series 2010C 5.00%, 2/01/17	2,590	2,624,395
Series 2015C 5.00%, 4/01/21–4/01/23	3,570	4,225,444
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,273,920
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,257,444
Series 2009R 5.00%, 1/01/17	6,810	6,878,509
Series 2012 5.00%, 7/01/22–7/01/23	27,935	33,761,560
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	27,428,984
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,154,350
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,654,434
Series 2014 4.00%, 7/01/17	17,610	18,024,187
Series 2014R 5.00%, 7/01/17	5,285	5,448,148
Series 20152 5.00%, 7/01/20–7/01/23	54,945	65,271,455
Series 2015A-1 5.00%, 8/01/22–8/01/23	27,765	34,047,770
Series 2015B 5.00%, 2/01/22	4,480	5,360,230
Series 2016R 5.00%, 8/01/20	10,950	12,570,600
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	43,477,348

22	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2013C 5.00%, 9/01/19	$6,060	$6,730,297
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,814,657
Series 2015C 5.00%, 7/01/21–7/01/23	26,825	32,281,025
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28–8/15/30	31,550	38,337,013

		587,032,035

West Virginia–0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.173%, 2/15/34(i)	3,200	2,857,190

Wisconsin–0.5%
State of Wisconsin Series 2014-2 5.00%, 5/01/17	23,330	23,890,853
Series 2014B 5.00%, 5/01/17	3,610	3,696,785
Wisconsin Department of Transportation NATL Series 2007I 5.00%, 7/01/17	2,000	2,061,880
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,155,970
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,199,000

		32,004,488

Total Long-Term Municipal Bonds (cost $5,959,320,979)		6,262,645,095

Short-Term Municipal Notes–3.5%
Florida–0.8%
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2008 0.88%, 6/01/48(j)	54,000	54,000,000

Indiana–0.3%
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2009D 0.74%, 11/01/39(j)	19,200	19,200,000

Principal Amount (000)		U.S. $ Value
Missouri–0.5%
Missouri Health & Educational Facilities Authority (St. Louis University) Series b-1 0.89%, 10/01/35(j)	$35,970	$35,970,000

New York–0.4%
City of New York NY Series 2013D 0.87%, 8/01/40(j)	31,750	31,750,000

North Carolina–0.7%
North Carolina Medical Care Commission (WakeMed Obligated Group) Series 2009B 0.82%, 10/01/38(j)	45,800	45,800,000

Texas–0.8%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.75%, 11/01/41(j)	31,330	31,330,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.82%, 5/01/46(j)	25,675	25,675,000

		57,005,000

Total Short-Term Municipal Notes (cost $243,725,000)		243,725,000

Total Municipal Obligations (cost $6,203,045,979)		6,506,370,095

GOVERNMENTS-TREASURIES–5.0%
United States–5.0%
U.S. Treasury Notes 1.25%, 3/31/21	160,430	161,269,691
1.625%, 11/30/20	179,550	183,428,639

Total Governments–Treasuries (cost $341,678,628)		344,698,330

CORPORATES-INVESTMENT GRADE–0.2%
Financial Institutions–0.2%
Banking– 0.2%
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,901,576
JPMorgan Chase & Co. 1.352% (LIBOR 3 Month + 0.51%), 3/01/18(k)	2,000	1,999,678
Morgan Stanley Series G 5.45%, 1/09/17	8,860	8,957,327

Total Corporates–Investment Grade (cost $15,865,552)		15,858,581

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.8%
Time Deposit–0.8%
State Street Time Deposit 0.01%, 10/03/16 (cost $52,556,098)	$52,556	$52,556,098

Total Investments—99.4% (cost $6,613,146,257)		6,919,483,104

Other assets less liabilities—0.6%		44,378,679

Net Assets—100.0%		$6,963,861,783

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$163,500	3/31/19	3 Month LIBOR	1.056%	$(78,482)

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$66,580	12/14/20	1.548%	CPI	#	$433,622
Citibank, NA	38,900	8/09/21	1.540%	CPI	#	357,584
Deutsche Bank AG	68,450	7/15/20	1.265%	CPI	#	1,751,009

						$2,542,215

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$60,000	6/07/22	0.906%	SIFMA	*	$152,392
JPMorgan Chase Bank, NA	50,000	2/22/23	0.902%	SIFMA	*	267,731

						$420,123

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

24	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

(a)	Non-income producing security.
(b)	Defaulted.
(c)	Illiquid security.
(d)	Defaulted matured security.
(e)	When-Issued or delayed delivery security.
(f)	Variable rate coupon, rate shown as of September 30, 2016.
(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(h)	Fair valued by the Adviser.
(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $70,355,971 or 1.01% of net assets.
(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(k)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.2%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rates

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.6%
Long-Term Municipal Bonds–94.0%
California–84.1%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,324,930
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21–5/01/24	4,050	4,892,434
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	16,494,513
Series 2012 5.00%, 4/01/24–4/01/25	13,845	16,723,492
Series 2014A 1.00%, 4/01/47	15,455	15,457,936
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,797,633
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,323,307
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	25,028,775
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,665,326
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,924,885
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27–11/15/29	19,500	24,568,245
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,613,504
5.00%, 10/01/21	3,925	4,678,718
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	24,470,250

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016
5.00%, 7/01/26	$2,370	$3,020,352
Series 2016B 5.00%, 7/01/23	8,145	9,930,465
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,035	2,134,084
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,605,280
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)	1,000	1,107,980
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	65	67,531
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,487,658
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,435,754
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,849,612
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,798,805
Series 2014B 5.00%, 10/01/29	4,445	5,495,265
AMBAC Series 1993A 5.00%, 12/01/19	2,035	2,179,912
California State University Series 2010A 5.00%, 11/01/24	1,490	1,695,814
Series 2011A 5.25%, 11/01/26	5,500	6,586,910
Series 2012A 5.00%, 11/01/26	10,930	13,234,044
Series 2014A 5.00%, 11/01/28	16,650	20,877,768
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,694,303
Series 2012E-1 5.00%, 4/01/44	1,000	1,024,450
Principal Amount (000)		U.S. $ Value

Central Coast Water Authority Series 2016 5.00%, 10/01/18–10/01/20	$3,485	$3,937,676
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21–9/01/24	7,405	8,946,732
City of Hayward CA COP Series 2015 5.00%, 11/01/20–11/01/23	9,255	10,968,897
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,763,115
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,323,588
Series 2010B 5.00%, 5/15/21	6,500	7,427,290
Series 2015A 4.00%, 5/15/18	2,145	2,247,917
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,346,231
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/17	7,975	8,203,962
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	17,723,428
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	29,581,839
Series 2010D 5.00%, 5/15/23	5,000	5,708,500
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27–8/01/30	5,320	6,516,109
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	1,170	1,269,860
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,855,200
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,235,620
Series 2011A 5.00%, 11/01/25	11,320	13,492,082
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,320,684

26	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value

Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	$3,000	$3,628,140
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,521,760
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	2,033,585
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,985,995
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,168,880
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,192,516
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21–9/01/23	1,675	1,954,746
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,732,031
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	10,589,577
Series 2010A 5.00%, 8/01/25	1,000	1,142,740
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	5,000	6,358,850
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,291,260
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,781,393
Series 2014B 5.00%, 7/01/27	2,190	2,708,811
Series 2014C 5.00%, 7/01/26	11,725	14,781,004
Principal Amount (000)		U.S. $ Value

Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	$1,540	$1,877,907
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	13,057,827
Series 2015A 5.00%, 7/01/19	11,585	12,877,075
Series 2016A 5.00%, 7/01/24–7/01/27	35,000	44,817,271
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,910,129
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	4,600	4,856,266
Series 1993A 5.75%, 7/01/21	1,775	2,038,339
5.75%, 7/01/21 (Pre-refunded/ETM)	710	864,595
Series 2014A 5.00%, 3/01/17	4,985	5,070,792
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	2,875	3,223,910
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22–8/01/23	4,950	6,017,084
Northern California Power Agency Series 2012A
5.00%, 7/01/25–7/01/27	3,980	4,763,701
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,955,394
Series 2016 5.00%, 8/01/27	2,405	3,107,500
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/19	9,155	9,859,089
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	2,069,493
Palo Alto Unified School District Series 2016 4.00%, 8/01/18	1,750	1,850,765
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,243,132
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,750	3,415,335

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Port of Los Angeles Series 2011B 5.00%, 8/01/23	$2,500	$2,941,200
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	3,148,087
Port of Oakland Series 2012P 5.00%, 5/01/22–5/01/25	16,945	20,051,861
NATL Series 2007C 5.00%, 11/01/18	1,900	1,987,951
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	4,229,763
Romoland School District Series 2015 5.00%, 9/01/23	955	1,129,450
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,710	1,851,554
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,785,650
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,433,418
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,560,607
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,139,620
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,556,316
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,176,678
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,182,260
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,421,989
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	21,998,060
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	16,490,743
Series 2015 5.00%, 5/15/22	4,785	5,815,163
Principal Amount (000)		U.S. $ Value

San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18–8/01/19	$5,940	$6,585,862
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,960,554
Series 2011C 5.00%, 5/01/21	3,900	4,542,252
Series 2011S 5.00%, 5/01/25	3,000	3,506,010
Series 2016S 5.00%, 5/01/26	3,810	4,982,985
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24	3,855	4,484,084
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco—Mission Bay South) Series 2016B 5.00%, 8/01/26	1,070	1,373,645
San Francisco Community College District Series 2015 5.00%, 6/15/19	9,305	10,307,707
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	4,324,167
Santa Rosa City Schools Series 2013 5.00%, 8/01/17	4,255	4,397,160
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29–9/01/30	2,365	2,871,297
Simi Valley Unified School District Series 2017 5.00%, 8/01/18–8/01/19(b)	2,375	2,531,794
South Placer Wastewater Authority/CA Series 2011C
5.00%, 11/01/19–11/01/20	5,520	6,218,783
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22–7/01/25	12,235	13,891,362

28	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2014A 5.00%, 7/01/30	$1,000	$1,243,240
Southwestern Community College District Series 2015 5.00%, 8/01/20–8/01/25	14,850	18,703,750
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	34,674,846
Series 2014 5.00%, 12/01/22–5/01/29	23,385	28,900,879
Series 2015 5.00%, 3/01/21	17,455	20,431,950
Series 2015B 5.00%, 9/01/24	3,330	4,212,783
State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)	50	58,076
5.00%, 12/01/20	1,745	2,034,600
Series 2014A 5.00%, 12/01/27	5,690	7,148,518
Series 2016A 5.00%, 12/01/18	1,140	1,242,361
State of California Department of Water Resources Power Supply Revenue Series 2008H 5.00%, 5/01/17	1,455	1,490,909
Series 2008K 5.00%, 5/01/18	23,145	24,660,535
Series 2010L 5.00%, 5/01/17–5/01/20	22,015	24,234,894
Series 2011N 5.00%, 5/01/20	4,210	4,820,239
Series 2015O 5.00%, 5/01/22	8,130	9,868,519
AGM Series 2008H 5.00%, 5/01/17	21,050	21,569,514
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,705,818
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,903,181
University of California Series 2009Q 5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,480,880
5.25%, 5/15/22	155	160,806
Series 2010U 5.00%, 5/15/24	4,215	4,808,219
Series 2012G 5.00%, 5/15/25	10,000	12,140,700
Series 2014A 5.00%, 5/15/28	1,000	1,246,770
Series 2015A
5.00%, 5/15/20–5/15/24	4,780	5,755,639
Principal Amount (000)		U.S. $ Value

Series 2015I 5.00%, 5/15/21	$2,900	$3,424,320
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20–8/01/22	2,390	2,816,438
Vista Unified School District Series 2015 5.00%, 8/01/20	2,100	2,415,924

		1,040,837,897

Colorado–0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,003,348
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,868,848

		3,872,196

Florida–0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,200,189
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,498,880
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)	405	0
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)(f)	150	49,335

		2,748,404

Illinois–2.4%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,441,191
State of Illinois Series 2012 5.00%, 8/01/18–8/01/23	12,485	13,666,180
Series 2013 5.00%, 7/01/20	3,465	3,794,314
Series 2014 5.00%, 5/01/28	4,735	5,283,787
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,393,752

		29,579,224

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Louisiana–0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(c)(d)(e)(f)	$3,200	$0

Massachusetts–0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.54%, 12/01/30(g)	6,075	5,512,807
NATL Series 2000G 0.57%, 12/01/30(g)	1,100	993,409
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055	1,306,386

		7,812,602

New Jersey–2.3%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19–6/15/20	25,930	28,594,974

New York–1.5%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835	13,599,966
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.12%, 10/01/36(g)	5,550	5,058,215

		18,658,181

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	2,305	2,317,262
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125	1,130,884

		3,448,146

Puerto Rico–0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,886,486

Texas–1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,290,497

Principal Amount (000)		U.S. $ Value

Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	$1,180	$1,183,634
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,300,087

		14,774,218

West Virginia–0.1%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.173%, 2/15/34(g)	1,000	892,872

Wisconsin–0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	6,167,100

Total Long-Term Municipal Bonds (cost $1,103,504,174)		1,163,272,300

Short-Term Municipal Notes–0.6%
California–0.6%
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 1.00%, 9/15/29(h) (cost $7,000,000)	7,000	7,000,000

Total Municipal Obligations (cost $1,110,504,174)		1,170,272,300

GOVERNMENTS-TREASURIES–4.2%
United States–4.2%
U.S. Treasury Notes
1.25%, 3/31/21	17,930	18,023,846
1.375%, 1/31/21	22,500	22,746,105
1.625%, 11/30/20	10,585	10,813,657

Total Governments–Treasuries (cost $51,253,676)		51,583,608

SHORT-TERM INVESTMENTS–0.1%
Time Deposit–0.1%
State Street Time Deposit 0.01%, 10/03/16 (cost $1,354,609)	1,355	1,354,609

Total Investments—98.9% (cost $1,163,112,459)		1,223,210,517

Other assets less liabilities—1.1%		14,102,196

Net Assets—100.0%		$1,237,312,713

30	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$11,750	12/14/20	1.548%	CPI	#	$76,525
Citibank, NA	7,100	8/09/21	1.540%	CPI	#	65,266
Deutsche Bank AG	12,000	7/15/20	1.265%	CPI	#	306,970

						$448,761

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$15,800	3/01/23	0.904%	SIFMA	*	$83,630
JPMorgan Chase Bank, NA	8,500	2/22/23	0.902%	SIFMA	*	45,515

						$129,145

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $7,847,344 or 0.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	Defaulted matured security.
(f)	Non-income producing security.
(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $12,457,303 or 1.01% of net assets.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 0.6%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	31

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–93.7%
Long-Term Municipal Bonds–93.2%
New York–80.7%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$13,917,119
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,321,696
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22–7/01/23	2,000	2,393,830
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23–11/01/25	3,335	3,778,212
5.25%, 11/01/29	1,900	2,163,511
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	8,064,770
Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	30	31,018
5.00%, 8/01/18	4,540	4,696,675
Series 2011A 5.00%, 8/01/26	14,275	16,735,724
Series 2011D-1 5.00%, 10/01/24	2,860	3,380,177
Series 2012I 5.00%, 8/01/22	2,320	2,802,676
Series 2013B 5.00%, 8/01/20	10,000	11,467,800
Series 2013F 5.00%, 3/01/17	2,675	2,720,609
Series 2013I 5.00%, 8/01/20	18,775	21,530,794
Series 20161 5.00%, 8/01/20	9,105	10,441,432
Series 2016E 5.00%, 8/01/20	9,360	10,733,861
City of Yonkers NY Series 2011A 5.00%, 10/01/16–10/01/17	3,880	3,972,930
County of Monroe NY Series 2015 5.00%, 6/01/17–6/01/22	16,340	18,253,979
BAM Series 2015 5.00%, 6/01/21–6/01/22	5,860	6,877,348
Principal Amount (000)		U.S. $ Value

County of Nassau NY Series 2011A 5.00%, 4/01/21–4/01/22	$5,915	$6,838,533
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,451,894
Series 2014A 5.00%, 4/01/25	10,190	12,440,971
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,053,772
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,783,332
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,425,600
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)	1,450	1,449,043
5.25%, 1/01/24(a)	1,250	1,235,100
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16	4,665	4,687,019
5.00%, 11/15/17 (Pre-refunded/ETM)	1,980	1,989,445
Series 2010D 5.25%, 11/15/24	10,755	12,553,559
Series 2010G 5.00%, 11/15/21	9,305	10,723,175
5.25%, 11/15/22–11/15/26	33,880	39,554,521
Series 2011C 5.00%, 11/15/24	2,890	3,426,500
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,967,412
Series 2016B 5.00%, 11/15/22–11/15/27	4,310	5,368,451
Series 2016C 5.00%, 11/15/34	4,480	5,032,787
AGM Series 2002B 1.049%, 11/01/22(b)	14,550	14,534,621
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	17,256,686
NATL Series 2004A 5.25%, 11/15/16	9,820	9,869,984

32	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value

Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	$4,550	$5,542,264
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,490,265
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,375,862
5.00%, 6/15/21	5,620	6,018,402
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,107,856
Series 2010FF 5.00%, 6/15/25	24,730	28,279,744
Series 2011HH 5.00%, 6/15/26	9,055	10,657,192
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	17,479,597
Series 2015F 5.00%, 6/15/27–6/15/28	7,830	9,908,086
Series 2015G 5.00%, 6/15/28	11,465	14,426,295
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,202,075
Series 2012S 5.00%, 7/15/25	7,390	8,916,183
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,345,704
Series 2011A-1 5.00%, 11/01/23	15,315	18,211,985
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,508,762
Series 2011C 5.00%, 11/01/20	9,480	10,997,653
Series 2012B 5.00%, 11/01/16–11/01/24	15,960	18,846,123
Series 2012D 5.00%, 11/01/20–11/01/23	32,780	39,145,581
Series 2012E 5.00%, 2/01/21–2/01/26	11,600	13,710,456
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	8,404,359
Series 2014C 5.00%, 11/01/26	6,345	7,934,105
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,932,432
Series 2015C 5.00%, 11/01/26	20,000	25,426,600
Principal Amount (000)		U.S. $ Value

New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	$23,025	$23,201,602
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,507,142
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(c)(d)(e)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19–4/01/20	16,145	17,149,702
New York Power Authority NATL Series 2007C 5.00%, 11/15/16	6,245	6,274,789
New York State Dormitory Authority Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,547,484
5.00%, 2/15/23 (Pre-refunded/ETM)	865	1,037,654
5.00%, 2/15/24 (Pre-refunded/ETM)	815	977,674
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,055,648
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,839,317
Series 2015A 5.00%, 7/01/22–7/01/26	6,415	7,793,304
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,450,345
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,717,739
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	35,926,357
Series 2015A 5.00%, 3/15/21–3/15/23	3,470	4,201,124
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,521,012
NATL Series 1998A 6.00%, 7/01/18	1,000	1,088,870

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	$1,130	$1,393,776
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,034,478
Series 2008C 5.00%, 3/15/18	24,875	26,368,495
Series 2009D 5.00%, 6/15/20	2,230	2,475,969
Series 2009G 5.00%, 3/15/18	7,840	8,304,912
Series 2012A 5.00%, 12/15/21	5,905	7,051,338
Series 2012B 5.00%, 3/15/22	3,905	4,691,623
Series 2012D 5.00%, 2/15/22–2/15/25	18,285	21,972,500
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	17,051,663
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	17,921,909
Series 2015B 5.00%, 2/15/23	1,160	1,423,587
Series 2015E 5.00%, 3/15/23	4,380	5,384,772
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,301,150
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18–7/01/19	3,820	4,187,883
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,653,094
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,484,053
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.436%, 4/01/34(b)	20,500	19,852,733
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	7,145,838
Principal Amount (000)		U.S. $ Value

Series 2009A 5.25%, 6/15/24	$7,300	$8,147,530
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22–9/15/22	9,320	11,393,338
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	13,165	13,436,199
Series 2012A 5.00%, 4/01/21–4/01/25	26,175	31,118,884
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,494,482
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,103,468
Series 2013A 5.00%, 5/01/19	25,000	27,506,000
Series 2014 5.00%, 1/01/26–1/01/28	4,345	5,406,337
Series 2014J 5.00%, 1/01/26–1/01/27	33,900	41,563,866
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,259,908
New York State Thruway Authority Highway & Bridge Trust Fund Series 2008B 5.00%, 4/01/17 (Pre-refunded/ETM)	8,500	8,672,550
New York State Urban Development Corp. Series 2007B 5.00%, 3/15/23 (Pre-refunded/ETM)	2,865	2,918,661
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,780,104
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	9,915	11,268,893
Series 2015A 5.00%, 3/15/23	12,400	15,244,560
Series 2016A 5.00%, 3/15/22–3/15/28	11,020	13,904,573

34	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value

New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26–8/01/31	$23,655	$26,024,015
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,234,792
Niagara Falls City School District Series 2016 5.00%, 6/15/22–6/15/25	11,580	14,022,998
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,303,580
Series 2011O 5.00%, 10/15/21	5,215	6,137,221
Series 2013-178 5.00%, 12/01/23	10,480	12,879,815
Series 2014 5.00%, 9/01/23–9/01/27	12,470	15,221,463
Series 2014-1 5.00%, 10/15/23	3,455	4,238,041
Series 2014-186 5.00%, 10/15/21–10/15/22	12,575	14,935,513
Series 2015E 5.00%, 10/15/21–10/15/23	23,485	28,261,310
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26	13,140	16,693,755
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	280	280,459
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/17	1,750	1,802,570
Town of Oyster Bay NY Series 2016 3.75%, 3/31/17	1,800	1,808,856
Series 2016C 4.00%, 6/01/18	4,175	4,201,010
Series 2016D 3.875%, 6/28/17	3,000	3,017,160
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	1,025	1,036,562
Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,291,019
Principal Amount (000)		U.S. $ Value

Series 2008C 5.00%, 11/15/16	$5,000	$5,023,500
Series 2008D 5.00%, 11/15/16	14,880	14,948,746
Series 2011A 5.00%, 1/01/27	7,000	8,342,670
Series 2012B 5.00%, 11/15/19–11/15/23	28,330	34,166,114
Series 2013A 5.00%, 11/15/28	5,000	6,072,850
Series 2013B 5.00%, 11/15/22	7,525	9,185,166
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/17–9/01/21	10,100	10,652,914
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	43,217,419
Series 2016A 5.00%, 6/15/27–12/15/27	21,425	27,609,112

		1,454,611,686

Alabama–0.6%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	11,862,181

California–1.4%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	17,555,226
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,595,750
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,356,834
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,412,442

		25,920,252

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,486,887

Florida–1.7%
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16–10/01/17	4,805	4,856,234

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	$1,680	$1,911,739
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(c)(e)(f)	2,060	473,800
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(e)(f)	185	92,500
Series 2010A-1 6.125%, 5/01/35	75	75,133
Series 2010A-2 6.125%, 5/01/35	180	180,319
Series 2010B 5.125%, 5/01/17	135	135,263
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	750	794,730
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,690,000
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	17,509,172
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(e)(f)(g)	155	50,980
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,229,210

		29,999,080

Georgia–0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,097,411

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,707,144

Illinois–1.6%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,686,802
State of Illinois Series 2012 5.00%, 3/01/21–8/01/25	9,765	10,797,394
Series 2013 5.50%, 7/01/25	7,435	8,615,158
Principal Amount (000)		U.S. $ Value

Series 2014 5.00%, 5/01/24	$2,540	$2,903,957
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)(e)	1,307	256,826

		28,260,137

Indiana–0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	12,003,538

Louisiana–0.0%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)(e)	1,515	303,000
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(e)(f)	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)(e)	1,500	270,000

		804,000

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,501,733

Nevada–0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,161,608

New Jersey–2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,672,970
Series 2013 5.00%, 3/01/21	2,500	2,793,450
Series 2015X 5.00%, 6/15/19–6/15/21	23,895	26,714,504
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,462,417

		35,643,341

36	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

Principal Amount (000)		U.S. $ Value

Ohio–0.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	$3,345	$3,362,795
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,658,630

		5,021,425

Pennsylvania–0.9%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,950,720
5.25%, 9/01/23	2,345	2,684,063

		15,634,783

Tennessee–1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	20,319,541

Texas–0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	5	5,022

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,823,460

Total Long-Term Municipal Bonds (cost $1,593,386,649)		1,679,863,229

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–0.5%
New York–0.5%
New York State Housing Finance Agency (160 Madison Ave LLC) 0.88%, 11/01/46(h) (cost $10,000,000)	$10,000	$10,000,000

Total Municipal Obligations (cost $1,603,386,649)		1,689,863,229

GOVERNMENTS-TREASURIES–5.0%
United States–5.0%
U.S. Treasury Notes 1.25%, 3/31/21	30,335	30,493,774
1.375%, 1/31/21	16,995	17,180,891
1.625%, 11/30/20	41,035	41,921,438

Total Governments–Treasuries (cost $88,797,212)		89,596,103

SHORT-TERM INVESTMENTS–0.3%
Time Deposit–0.3%
State Street Time Deposit 0.01%, 10/03/16 (cost $5,407,034)	5,407	5,407,034

Total Investments—99.0% (cost $1,697,590,895)		1,784,866,366

Other assets less liabilities—1.0%		17,261,459

Net Assets—100.0%		$1,802,127,825

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$17,230	12/14/20	1.548%	CPI	#	$112,215
Citibank, NA	10,000	8/09/21	1.540%	CPI	#	91,924
Deutsche Bank AG	17,700	7/15/20	1.265%	CPI	#	452,782

						$656,921

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

Schedule of Investments—New York Municipal Portfolio	37

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$20,000	10/19/22	1.103%	SIFMA	*	$(174,129)
Citibank, NA	14,600	3/01/23	0.904%	SIFMA	*	77,278

						$(96,851)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$1,450,000	$1,449,043	0.08%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,235,100	0.07%

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $34,387,354 or 1.91% of net assets.
(c)	Non-income producing security.
(d)	Defaulted.
(e)	Illiquid security.
(f)	Defaulted matured security.
(g)	Fair valued by the Adviser.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.2% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

SRF—State Revolving Fund

See notes to financial statements.

38	Sanford C. Bernstein Fund, Inc.—2016 Annual Report

SCB–MU–1945–0916

SEP    09.30.16

ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the International and Tax-Managed International Portfolios monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 14, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Blended Style Funds International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2016.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”).

International and Tax-Managed International Portfolios Investment Objective and Policies

The investment objective of the Portfolios is to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple investment disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options

AB BLENDED STYLE FUNDS •	1

thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Emerging Markets Portfolio Investment Objectives and Policies

The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large or relatively small companies.

The Adviser diversifies the investment portfolio between growth and value equity investment styles. The Adviser selects emerging-markets growth and emerging-markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams.

Normally, approximately 50% of the value of the Portfolio will consist of emerging-markets value stocks and 50% will consist of emerging-markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging-markets value stocks.

2	• AB BLENDED STYLE FUNDS

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The tables on pages 10, 13 and 17 show the Portfolios’ performance compared to their benchmarks (the MSCI EAFE Index (net) for International and Tax-Managed International Portfolios and the MSCI Emerging Markets (“EM”) Index (net) for Emerging Markets Portfolio) for the six- and 12-month periods ended September 30, 2016. Performance shown for Emerging Markets Portfolio for the six-month period ended September 30, 2016, and the period since the Portfolio’s inception on January 15, 2016 through September 30, 2016.

For the 12-month period, all share classes of the International and Tax-

AB BLENDED STYLE FUNDS •	3

Managed International Portfolios outperformed the benchmark, before sales charges. Strong stock selection in Europe (especially France), Japan, China, India and South Korea contributed to relative performance. Holdings in the technology, financials, health care and consumer sectors were among the largest contributors. Underperformance from several industrial, energy and utilities holdings partially offset relative returns.

During the six-month period, for the International Portfolio, Class B and Class C shares underperformed the benchmark, while Class A and Class Z shares outperformed, before sales charges; for the Tax-Managed International Portfolio, Class A, Class B and Class C shares underperformed the benchmark, while Class Z shares outperformed. Strong stock selection in Japan, France and India contributed to performance. Holdings in the consumer, technology and health care sectors also contributed. The Portfolios’ largest performance detractors were cyclical companies in the industrials, energy and materials sectors. An underweight to materials stocks also detracted.

The Emerging Markets Portfolio outperformed the benchmark for both periods, before sales charges. Performance in both periods was largely driven by strong stock selection in Asia, specifically China, India, South Korea, Taiwan, Thailand and the Philippines. Stock selection in Russia and South Africa also contributed. An underweight to the energy sector and stock selection in materials and energy detracted from performance. Stock selection in the materials sector was the largest detractor during both periods.

During both periods, the International and Tax-Managed International Portfolios utilized derivatives in the form of currency forwards for hedging purposes, which contributed to absolute returns for the 12-month period and had an immaterial impact during the six-month period. In the six-month period, treasury futures for investment purposes contributed to performance for both Portfolios; for the 12-month period, treasury futures contributed to performance for the International Portfolio and detracted for the Tax-Managed International Portfolio. The Emerging Markets Portfolio did not use derivatives during either period.

Market Review and Investment Strategy

International and emerging-equity markets rose during the 12-month period despite bouts of volatility. After rebounding at the end of 2015, equity markets got off to a rough start in the first six weeks of 2016. Market performance reflected investor anxiety about global growth, China’s economic policy, the stability of European banks and other geopolitical issues. The markets recovered and trended higher until a sharp, brief sell off at the end of June caused by Britain’s referendum vote to

4	• AB BLENDED STYLE FUNDS

exit the European Union. Markets quickly recovered and advanced in the last three months of the period as investors welcomed signs that interest rates will stay low for longer than expected. During much of the period, investor sentiment vacillated between concerns about tepid economic and corporate earnings growth and optimism driven by the supportive effects of monetary policy.

Emerging markets were among the strongest performers during the period. After five years of underperforming developed-market equities, emerging-market stocks had robust gains as investors were encouraged by several positive trends. More stable economic growth after several years of a slowdown, coupled with a bounce-back in commodity prices and better-than-expected consensus earnings growth forecasts, contributed to the rebound. Emerging-markets stocks also continued to trade at a valuation discount to developed-market stocks.

The Portfolios’ Senior Investment Management Team (the “Team”)

expects conditions to remain challenging for equity investors. Companies around the world and across industries are facing challenges to earnings growth amid modest economic growth and an uncertain monetary policy backdrop. In a low-growth world, the Team believes that finding companies that can produce earnings growth and strong cash flows, with stocks that trade at attractive valuations, is the key to building high-conviction equity portfolios that are capable of generating long-term outperformance.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB BLENDED STYLE FUNDS •	5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Emerging Markets Portfolio has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB BLENDED STYLE FUNDS •	9

Disclosures and Risks

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Portfolio*
Class A	4.95%	8.62%

Class B**	4.60%	7.86%

Class C	4.60%	7.81%

Class Z†	5.15%	12.79%	‡

MSCI EAFE Index (net)	4.88%	6.52%

*    Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.02%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡     Since inception on: 1/15/2016.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Portfolio Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

10	• AB BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.62%	4.02%
5 Years	6.48%	5.55%
10 Years	-1.45%	-1.88%

Class B Shares
1 Year	7.86%	3.86%
5 Years	5.64%	5.64%
10 Years(a)	-2.07%	-2.07%

Class C Shares
1 Year	7.81%	6.81%
5 Years	5.71%	5.71%
10 Years	-2.16%	-2.16%

Class Z Shares*
Since Inception†	12.79%	12.79%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		4.02%
5 Years		5.55%
10 Years		-1.88%

Class B Shares
1 Year		3.86%
5 Years		5.64%
10 Years(a)		-2.07%

Class C Shares
1 Year		6.81%
5 Years		5.71%
10 Years		-2.16%

Class Z Shares*
Since Inception†		12.79%

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance and footnotes continued on next page)

AB BLENDED STYLE FUNDS •	11

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.11%, 2.82%, 2.85% and 1.53% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 15, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

12	• AB BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Managed International Portfolio*
Class A	4.85%	8.69%

Class B†	4.46%	7.91%

Class C	4.50%	7.95%

Class Z‡	4.98%	12.72%	^

MSCI EAFE Index (net)	4.88%	6.52%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended September 30, 2016, by 0.01% and 0.01%, respectively. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.01%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

‡     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^       Since inception on: 1/15/2016.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed International Portfolio Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	13

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.69%	4.04%
5 Years	6.55%	5.63%
10 Years	-1.54%	-1.97%

Class B Shares
1 Year	7.91%	3.91%
5 Years	5.76%	5.76%
10 Years(a)	-2.13%	-2.13%

Class C Shares
1 Year	7.95%	6.95%
5 Years	5.80%	5.80%
10 Years	-2.24%	-2.24%

Class Z Shares*
Since Inception†	12.72%	12.72%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		4.04%
5 Years		5.63%
10 Years		-1.97%

Class B Shares
1 Year		3.91%
5 Years		5.76%
10 Years(a)		-2.13%

Class C Shares
1 Year		6.95%
5 Years		5.80%
10 Years		-2.24%

Class Z Shares*
Since Inception†		12.72%

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

14	• AB BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.59%, 2.35%, 2.34% and 1.19% for Class A, Class B, Class C and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 15, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	15

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
Returns

Class A Shares
1 Year	3.78%
5 Years	5.44%
10 Years	-2.36%

Class B Shares
1 Year	4.02%
5 Years	5.83%
10 Years(a)	-2.41%

Class C Shares
1 Year	6.85%
5 Years	5.81%
10 Years	-2.50%

Class Z Shares*
Since Inception†	12.72%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
Returns

Class A Shares
1 Year	2.67%
5 Years	4.58%
10 Years	-0.91%

Class B Shares
1 Year	2.32%
5 Years	4.67%
10 Years(a)	-1.02%

Class C Shares
1 Year	4.20%
5 Years	4.70%
10 Years	-1.10%

Class Z Shares*
Since Inception†	7.20%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

16	• AB BLENDED STYLE FUNDS

Historical Performance

EMERGING MARKETS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Emerging Markets Portfolio**
Class Z†	12.12%	31.88%

MSCI EM Index (net)	9.75%	29.89%

*    Inception date: 1/15/2016.

**  Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.03%.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

1/15/16* TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Portfolio Class Z shares (from 1/15/16 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/15/2016.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

(Historical Performance continued on next page)

AB BLENDED STYLE FUNDS •	17

Historical Performance

EMERGING MARKETS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class Z Shares*
Since Inception†	31.88%	31.88%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class Z Shares*
Since Inception†		31.88%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.24% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	This share class is offered at NAV to eligible investors and its SEC returns are the same as its NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

†	Inception date: 1/15/2016.

See Disclosures, Risks and Note about Historical Performance on pages 6-9.

18	• AB BLENDED STYLE FUNDS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB BLENDED STYLE FUNDS •	19

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,049.50	$5.84		1.14%
Hypothetical**	$1,000	$1,019.30	$5.76		1.14%
Class B
Actual	$1,000	$1,046.00	$9.62		1.88%
Hypothetical**	$1,000	$1,015.60	$9.47		1.88%
Class C
Actual	$1,000	$1,046.00	$9.67		1.89%
Hypothetical**	$1,000	$1,015.55	$9.52		1.89%
Class Z
Actual	$1,000	$1,051.50	$4.67	***	0.91	%***
Hypothetical**	$1,000	$1,020.45	$4.60	***	0.91	%***

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,048.50	$5.58		1.09%
Hypothetical**	$1,000	$1,019.55	$5.50		1.09%
Class B
Actual	$1,000	$1,044.60	$9.46		1.85%
Hypothetical**	$1,000	$1,015.75	$9.32		1.85%
Class C
Actual	$1,000	$1,045.00	$9.41		1.84%
Hypothetical**	$1,000	$1,015.80	$9.27		1.84%
Class Z
Actual	$1,000	$1,049.80	$4.46	***	0.87	%***
Hypothetical**	$1,000	$1,020.65	$4.39	***	0.87	%***

Emerging Markets Portfolio

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,121.20	$6.42	***	1.21	%***
Hypothetical**	$1,000	$1,018.95	$6.11	***	1.21	%***
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 260/366 (to reflect the since inception period).

20	• AB BLENDED STYLE FUNDS

Expense Example

AB INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,521.6

*	All data are as of September 30, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Argentina, Belgium, Brazil, China, Finland, Hungary, Indonesia, Ireland, Italy, Norway, Philippines, Portugal, Russia, South Africa, Spain, Sweden, Taiwan, Thailand and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB BLENDED STYLE FUNDS •	21

Portfolio Summary

AB TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,587.8

*	All data are as of September 30, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Argentina, Belgium, Brazil, Finland, Hungary, India, Indonesia, Ireland, Italy, Norway, Philippines, Portugal, Russia, South Africa, Spain, Sweden, Taiwan, Thailand and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

22	• AB BLENDED STYLE FUNDS

Portfolio Summary

AB EMERGING MARKETS PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,338.3

*	All data are as of September 30, 2016. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Canada, Chile, Colombia, Georgia, Hungary, Kazakhstan, Mexico, Poland, Singapore, Turkey, Ukraine and Vietnam.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

AB BLENDED STYLE FUNDS •	23

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 18.2%
Banks – 8.7%
Australia & New Zealand Banking Group Ltd.	535,896	$11,415,408
Bank Hapoalim BM	551,184	3,129,710
BOC Hong Kong Holdings Ltd.	303,000	1,030,927
Commonwealth Bank of Australia	35,700	1,990,746
Danske Bank A/S	561,030	16,413,436
DBS Group Holdings Ltd.	617,600	7,007,810
Hang Seng Bank Ltd.	262,300	4,708,618
ING Groep NV	1,344,030	16,592,870
Itau Unibanco Holding SA (Preference Shares)	450,800	4,923,640
KB Financial Group, Inc.	159,290	5,478,773
KBC Group NV(a)	174,300	10,174,907
Mitsubishi UFJ Financial Group, Inc.	4,665,800	23,637,328
OTP Bank PLC	47,788	1,255,473
Oversea-Chinese Banking Corp., Ltd.	774,200	4,934,096
Royal Bank of Canada	83,440	5,168,135
Sberbank of Russia PJSC (Sponsored ADR)	213,429	2,010,501
Seven Bank Ltd.	1,189,300	3,809,195
Sumitomo Mitsui Financial Group, Inc.	129,200	4,364,324
Swedbank AB – Class A	171,330	4,025,671

		132,071,568

Capital Markets – 3.0%
Amundi SA(b)	114,639	5,986,858
Euronext NV(b)	126,980	5,418,090
IG Group Holdings PLC	476,880	5,380,924
Partners Group Holding AG	26,037	13,154,821
Thomson Reuters Corp.	111,570	4,613,493
UBS Group AG	792,303	10,823,219

		45,377,405

Consumer Finance – 0.2%
Hitachi Capital Corp.	136,400	2,900,126

Diversified Financial Services – 0.4%
GRENKE AG	22,913	4,404,264
ORIX Corp.	133,400	1,968,003

		6,372,267

Insurance – 5.9%
Admiral Group PLC	73,903	1,961,463
AIA Group Ltd.	2,346,600	15,780,278
Direct Line Insurance Group PLC	1,021,658	4,826,035
Dongbu Insurance Co., Ltd.	109,390	6,800,786
Euler Hermes Group	55,919	4,754,277
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	81,770	15,271,838
NN Group NV	698,384	21,440,674

24	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Prudential PLC	794,960	$14,091,980
Sampo Oyj – Class A	88,530	3,933,160
Swiss Re AG	21,920	1,979,779

		90,840,270

		277,561,636

Consumer Discretionary – 14.0%
Auto Components – 2.9%
Continental AG	4,940	1,040,864
Hankook Tire Co., Ltd.	113,550	6,139,237
Magna International, Inc. (New York) – Class A	260,800	11,201,360
Plastic Omnium SA	147,976	4,910,508
Sumitomo Electric Industries Ltd.	705,300	9,970,620
Valeo SA	189,302	11,049,316

		44,311,905

Automobiles – 2.7%
Fuji Heavy Industries Ltd.	170,500	6,397,073
Honda Motor Co., Ltd.	487,100	14,057,842
Peugeot SA(a)	877,410	13,398,729
Tata Motors Ltd. (Sponsored ADR)	200,700	8,023,986

		41,877,630

Hotels, Restaurants & Leisure – 1.5%
Aristocrat Leisure Ltd.	490,270	5,965,073
Elior Group(b)	143,030	3,274,967
Merlin Entertainments PLC(b)	327,805	1,866,099
Sodexo SA	19,309	2,300,084
Tabcorp Holdings Ltd.	1,265,080	4,844,422
Tatts Group Ltd.	1,763,327	4,955,954

		23,206,599

Household Durables – 0.7%
Panasonic Corp.	1,005,800	10,059,561

Internet & Direct Marketing Retail – 0.2%
Ctrip.com International Ltd. (ADR)(a)	50,397	2,346,988

Leisure Products – 1.0%
Bandai Namco Holdings, Inc.	502,400	15,377,501

Media – 3.7%
Altice NV – Class A(a)	604,000	10,817,348
CTS Eventim AG & Co. KGaA	317,637	11,296,663
Informa PLC	602,630	5,559,797
Liberty Global PLC – Class A(a)	26,215	896,029
Liberty Global PLC – Series C(a)	356,837	11,789,894
Naspers Ltd. – Class N	35,581	6,158,105
Sky PLC	134,200	1,555,391
WPP PLC	332,060	7,805,274

		55,878,501

AB BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.1%
B&M European Value Retail SA	630,350	$2,082,498

Specialty Retail – 0.5%
ABC-Mart, Inc.	99,900	6,803,082
Industria de Diseno Textil SA	9,601	355,985

		7,159,067

Textiles, Apparel & Luxury Goods – 0.7%
Samsonite International SA	2,266,300	7,263,263
Yue Yuen Industrial Holdings Ltd.	665,500	2,750,408

		10,013,671

		212,313,921

Consumer Staples – 12.1%
Beverages – 0.2%
Royal Unibrew A/S	64,040	3,168,448

Food & Staples Retailing – 2.3%
Axfood AB	164,340	2,901,258
CP ALL PCL	630,100	1,118,359
Koninklijke Ahold Delhaize NV	1,009,640	22,995,497
Loblaw Cos., Ltd.	90,460	4,654,179
Sugi Holdings Co., Ltd.	44,800	2,437,250

		34,106,543

Food Products – 0.7%
Nestle SA (REG)	78,180	6,173,410
Salmar ASA	159,800	4,885,440

		11,058,850

Household Products – 1.8%
Henkel AG & Co. KGaA (Preference Shares)	78,000	10,615,869
Reckitt Benckiser Group PLC	172,063	16,198,840

		26,814,709

Personal Products – 1.8%
Amorepacific Corp.	6,585	2,335,186
Kao Corp.	72,600	4,104,661
L’Oreal SA	26,846	5,074,144
LG Household & Health Care Ltd.	2,480	2,158,213
Unilever PLC	300,380	14,214,006

		27,886,210

Tobacco – 5.3%
British American Tobacco PLC	732,678	46,727,277
Imperial Brands PLC	352,830	18,160,378
Japan Tobacco, Inc.	394,400	16,144,841

		81,032,496

		184,067,256

Industrials – 11.5%
Aerospace & Defense – 0.9%
Airbus Group SE	164,867	9,999,372

26	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

QinetiQ Group PLC	1,454,090	$4,454,977

		14,454,349

Air Freight & Logistics – 0.1%
bpost SA	45,780	1,241,431

Airlines – 2.5%
International Consolidated Airlines Group SA	1,879,800	9,711,832
Japan Airlines Co., Ltd.	593,800	17,455,022
Qantas Airways Ltd.	4,333,916	10,409,254

		37,576,108

Commercial Services & Supplies – 1.2%
Babcock International Group PLC	917,089	12,277,981
Regus PLC	1,140,187	3,855,560
Rentokil Initial PLC	755,380	2,171,100

		18,304,641

Industrial Conglomerates – 0.5%
Rheinmetall AG	105,811	7,375,325

Machinery – 2.1%
Hoshizaki Corp.	22,700	2,071,505
IHI Corp.	3,900,000	11,334,203
JTEKT Corp.	584,700	8,782,185
KION Group AG	70,450	4,564,701
Kone Oyj – Class B	115,530	5,865,107

		32,617,701

Professional Services – 2.1%
Experian PLC	302,140	6,036,142
RELX PLC	448,260	8,500,570
Teleperformance	103,213	11,009,835
Wolters Kluwer NV	139,120	5,947,541

		31,494,088

Road & Rail – 1.3%
Central Japan Railway Co.	113,500	19,431,759

Trading Companies & Distributors – 0.8%
BOC Aviation Ltd.(b)	767,200	3,961,900
Brenntag AG	113,580	6,207,014
Bunzl PLC	87,300	2,574,337

		12,743,251

		175,238,653

Information Technology – 11.2%
Communications Equipment – 0.2%
VTech Holdings Ltd.	286,000	3,270,454

Electronic Equipment, Instruments & Components – 0.9%
Keyence Corp.	10,900	7,986,310

AB BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Largan Precision Co., Ltd.	46,000	$5,606,318

		13,592,628

Internet Software & Services – 1.1%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	45,300	4,792,287
Criteo SA (Sponsored ADR)(a)	118,230	4,151,055
Moneysupermarket.com Group PLC	743,610	2,891,885
NAVER Corp.	2,900	2,334,682
Tencent Holdings Ltd.	91,400	2,541,104

		16,711,013

IT Services – 0.9%
Amadeus IT Group SA – Class A	151,130	7,543,334
CGI Group, Inc.&Class A(a)	47,210	2,248,678
Worldpay Group PLC(b)	1,215,278	4,659,656

		14,451,668

Semiconductors & Semiconductor Equipment – 2.4%
ASML Holding NV	128,210	14,050,645
SCREEN Holdings Co., Ltd.	192,600	12,416,441
Sumco Corp.	1,069,800	8,802,537
Taiwan Semiconductor Manufacturing Co., Ltd.	194,000	1,140,359

		36,409,982

Software – 5.0%
Check Point Software Technologies Ltd.(a)	33,230	2,578,980
Constellation Software, Inc./Canada	46,942	21,161,201
Dassault Systemes	104,653	9,084,970
LINE Corp. (Sponsored ADR)(a)	180,016	8,712,774
Nice Ltd.	85,563	5,697,322
Nintendo Co., Ltd.	37,900	10,147,819
Oracle Corp. Japan	136,400	7,706,291
Sage Group PLC (The)	515,870	4,928,952
SAP SE	61,501	5,624,407

		75,642,716

Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co., Ltd.	4,480	6,526,294
Samsung Electronics Co., Ltd. (GDR) (London)(b)	5,210	3,763,197

		10,289,491

		170,367,952

Health Care – 10.1%
Biotechnology – 0.3%
CSL Ltd.	60,070	4,939,585

Health Care Equipment & Supplies – 1.1%
Cochlear Ltd.	18,150	1,967,331

28	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essilor International SA	88,980	$11,478,016
Sartorius AG (Preference Shares)	42,054	3,503,393

		16,948,740

Health Care Providers & Services – 0.9%
Ramsay Health Care Ltd.	227,900	13,867,422

Life Sciences Tools & Services – 1.1%
Eurofins Scientific SE	34,388	15,621,669

Pharmaceuticals – 6.7%
GlaxoSmithKline PLC	311,099	6,625,949
Novartis AG (REG)	53,991	4,260,986
Novo Nordisk A/S – Class B	141,217	5,885,739
Recordati SpA	123,151	3,958,036
Roche Holding AG	162,730	40,438,147
Sanofi	261,010	19,876,145
Shire PLC	216,730	14,014,439
Teva Pharmaceutical Industries Ltd.	142,131	6,596,991

		101,656,432

		153,033,848

Energy – 7.5%
Energy Equipment & Services – 0.3%
Petrofac Ltd.	412,486	4,774,344

Oil, Gas & Consumable Fuels – 7.2%
Canadian Natural Resources Ltd.	209,570	6,699,467
JX Holdings, Inc.	3,018,900	12,219,175
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,412,518	35,248,912
Royal Dutch Shell PLC – Class A	350,806	8,727,312
Royal Dutch Shell PLC – Class B	282,300	7,318,817
TOTAL SA	662,369	31,502,641
YPF SA (Sponsored ADR)	391,283	7,129,176

		108,845,500

		113,619,844

Telecommunication Services – 6.9%
Diversified Telecommunication Services – 5.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,628,264	4,958,960
BT Group PLC	4,580,500	23,045,950
China Unicom Hong Kong Ltd.	5,798,000	7,064,190
HKT Trust & HKT Ltd. – Class SS	4,208,000	5,935,166
Nippon Telegraph & Telephone Corp.	662,500	30,300,069
Singapore Telecommunications Ltd.	923,000	2,699,674
TDC A/S(a)	1,745,480	10,279,785
Telstra Corp., Ltd.	542,240	2,161,973

		86,445,767

AB BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.2%
Tower Bersama Infrastructure Tbk PT	4,642,500	$2,172,586
Vodafone Group PLC	5,657,739	16,225,957

		18,398,543

		104,844,310

Materials – 3.2%
Chemicals – 2.1%
Air Water, Inc.	247,000	4,664,254
Arkema SA	110,269	10,208,949
Covestro AG(b)	92,450	5,471,010
Givaudan SA (REG)	2,150	4,383,247
JSR Corp.	433,500	6,813,530

		31,540,990

Construction Materials – 0.2%
Buzzi Unicem SpA	151,833	3,113,302

Containers & Packaging – 0.5%
Amcor Ltd./Australia	614,160	7,153,304

Metals & Mining – 0.4%
MMC Norilsk Nickel PJSC (ADR)	398,898	6,392,038

		48,199,634

Real Estate – 1.3%
Real Estate Management & Development – 1.3%
Ayala Land, Inc.	1,994,400	1,623,264
Daito Trust Construction Co., Ltd.	60,100	9,612,368
Global Logistic Properties Ltd.	697,333	961,867
Sino Land Co., Ltd.	4,080,000	7,271,899

		19,469,398

Utilities – 1.2%
Electric Utilities – 0.9%
EDP – Energias de Portugal SA	2,084,305	6,994,938
Korea Electric Power Corp.	134,000	6,564,153

		13,559,091

Water Utilities – 0.3%
Pennon Group PLC	428,924	4,959,209

		18,518,300

Total Common Stocks (cost $1,368,225,681)		1,477,234,752

WARRANTS – 0.7%
Financials – 0.4%
Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	206,950	4,333,376
Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	104,660	2,191,501

		6,524,877

30	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 0.2%
IT Services – 0.2%
HCL Technologies Ltd., Merrill Lynch Intl & Co., expiring 11/29/18(a)	181,620	$2,183,077

Health Care – 0.1%
Pharmaceuticals – 0.1%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	184,910	2,063,685

Total Warrants (cost $7,367,166)		10,771,639

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.9%
Repurchase Agreements – 1.9%
State Street Bank & Trust Co. 0.03%, dated 9/30/16 due 10/03/16 in the amount of $28,935,587 (collateralized by $29,190,000 U.S. Treasury Notes, 1.50% due 3/31/23, value $29,518,388) (cost $28,935,515)	$28,936	28,935,515

Total Investments – 99.7% (cost $1,404,528,362)		1,516,941,906
Other assets less liabilities – 0.3%		4,630,954

Net Assets – 100.0%		$1,521,572,860

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 600 Index Futures	311	December 2016	$5,956,201	$5,970,591	$14,390
FTSE 100 Index Futures	21	December 2016	1,815,624	1,866,552	50,928
TOPIX Index Futures	20	December 2016	2,617,948	2,609,339	(8,609)

					$56,709

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	513,806	USD	7,636	12/15/16	$(567)
Barclays Bank PLC	JPY	321,172	USD	3,155	12/15/16	(21,650)

AB BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	6,625	AUD	8,812	12/15/16	$108,773
BNP Paribas SA	USD	40,478	EUR	35,671	12/15/16	(275,182)
BNP Paribas SA	USD	10,792	NZD	14,797	12/15/16	(47,507)
BNP Paribas SA	USD	37,515	SEK	316,141	12/15/16	(530,548)
Citibank, NA	CAD	63,274	USD	48,640	12/15/16	385,181
Goldman Sachs Bank USA	CNY	40,409	USD	6,014	12/15/16	(15,921)
Goldman Sachs Bank USA	USD	13,714	BRL	45,015	12/15/16	(156,804)
HSBC Bank USA	ILS	50,059	USD	13,344	12/15/16	(38,014)
HSBC Bank USA	USD	24,202	JPY	2,482,565	12/15/16	355,214
JPMorgan Chase Bank, NA	CAD	3,995	USD	3,094	12/15/16	47,218
JPMorgan Chase Bank, NA	USD	5,691	GBP	4,274	12/15/16	(143,805)
Nomura Global Financial Products, Inc.	CNY	51,587	USD	7,673	12/15/16	(24,322)
Royal Bank of Scotland PLC	KRW	37,687,432	USD	34,015	12/15/16	(176,452)
Societe Generale	HKD	29,649	USD	3,825	12/15/16	138
Standard Chartered Bank	KRW	4,153,537	USD	3,787	12/15/16	18,664
Standard Chartered Bank	USD	3,314	TWD	103,002	12/15/16	(6,403)
State Street Bank & Trust Co.	USD	14,267	CHF	13,866	12/15/16	67,490
UBS AG	JPY	787,646	USD	7,851	12/15/16	59,956
UBS AG	USD	15,376	EUR	13,666	12/15/16	26,746

						$(367,795)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $38,735,153 or 2.5% of net assets.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NZD – New Zealand Dollar

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

32	• AB BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 18.3%
Banks – 8.7%
Australia & New Zealand Banking Group Ltd.	1,282,190	$27,312,617
Bank Hapoalim BM	1,293,037	7,342,068
BOC Hong Kong Holdings Ltd.	713,000	2,425,911
Commonwealth Bank of Australia	82,040	4,574,812
Danske Bank A/S	1,300,954	38,060,576
DBS Group Holdings Ltd.	1,454,000	16,498,310
Hang Seng Bank Ltd.	617,500	11,084,910
ING Groep NV	3,179,500	39,252,866
Itau Unibanco Holding SA (Preference Shares)	1,065,200	11,634,120
KB Financial Group, Inc.	390,530	13,432,263
KBC Group NV(a)	412,710	24,092,289
Mitsubishi UFJ Financial Group, Inc.	10,952,300	55,485,256
OTP Bank PLC	112,228	2,948,423
Oversea-Chinese Banking Corp., Ltd.	1,813,100	11,555,165
Royal Bank of Canada	196,440	12,167,167
Sberbank of Russia PJSC (Sponsored ADR)	532,984	5,020,709
Seven Bank Ltd.	2,785,100	8,920,363
Sumitomo Mitsui Financial Group, Inc.	302,500	10,218,329
Swedbank AB – Class A	403,370	9,477,821

		311,503,975

Capital Markets – 3.0%
Amundi SA(b)	262,522	13,709,837
Euronext NV(b)	292,460	12,478,931
IG Group Holdings PLC	1,124,310	12,686,266
Partners Group Holding AG	62,060	31,354,924
Thomson Reuters Corp.	263,030	10,876,464
UBS Group AG	1,866,007	25,490,505

		106,596,927

Consumer Finance – 0.2%
Hitachi Capital Corp.	343,400	7,301,342

Diversified Financial Services – 0.4%
GRENKE AG	56,881	10,933,484
ORIX Corp.	314,200	4,635,282

		15,568,766

Insurance – 6.0%
Admiral Group PLC	174,658	4,635,607
AIA Group Ltd.	5,713,000	38,418,447
Direct Line Insurance Group PLC	2,408,704	11,378,063
Dongbu Insurance Co., Ltd.	256,620	15,954,088
Euler Hermes Group	132,052	11,227,164
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	192,120	35,881,442

AB BLENDED STYLE FUNDS •	33

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NN Group NV	1,635,587	$50,213,189
Prudential PLC	1,878,370	33,297,212
Sampo Oyj – Class A	208,700	9,272,004
Swiss Re AG	51,600	4,660,429

		214,937,645

		655,908,655

Consumer Discretionary – 14.1%
Auto Components – 2.9%
Continental AG	11,676	2,460,146
Hankook Tire Co., Ltd.	269,270	14,558,454
Magna International, Inc. (New York) – Class A	597,370	25,657,042
Plastic Omnium SA	353,524	11,731,512
Sumitomo Electric Industries Ltd.	1,640,000	23,184,202
Valeo SA	445,307	25,992,002

		103,583,358

Automobiles – 2.7%
Fuji Heavy Industries Ltd.	402,100	15,086,586
Honda Motor Co., Ltd.	1,148,600	33,148,916
Peugeot SA(a)	2,070,730	31,621,648
Tata Motors Ltd. (Sponsored ADR)	474,400	18,966,512

		98,823,662

Hotels, Restaurants & Leisure – 1.5%
Aristocrat Leisure Ltd.	1,155,870	14,063,370
Elior Group(b)	336,090	7,695,475
Merlin Entertainments PLC(b)	772,024	4,394,909
Sodexo SA	45,519	5,422,214
Tabcorp Holdings Ltd.	2,905,480	11,126,073
Tatts Group Ltd.	4,154,619	11,676,847

		54,378,888

Household Durables – 0.7%
Panasonic Corp.	2,355,500	23,558,655

Internet & Direct Marketing Retail – 0.2%
Ctrip.com International Ltd. (ADR)(a)	158,479	7,380,367

Leisure Products – 1.0%
Bandai Namco Holdings, Inc.	1,208,300	36,983,748

Media – 3.8%
Altice NV – Class A(a)	1,449,830	25,965,754
CTS Eventim AG & Co. KGaA	789,570	28,080,817
Informa PLC	1,420,790	13,108,049
Liberty Global PLC – Class A(a)	57,684	1,971,639
Liberty Global PLC – Series C(a)	876,355	28,954,769
Naspers Ltd. – Class N	90,117	15,596,805
Sky PLC	343,180	3,977,491
WPP PLC	782,810	18,400,429

		136,055,753

34	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.1%
B&M European Value Retail SA	1,480,061	$4,889,702

Specialty Retail – 0.5%
ABC-Mart, Inc.	236,100	16,078,155
Industria de Diseno Textil SA	22,586	837,441

		16,915,596

Textiles, Apparel & Luxury Goods – 0.7%
Samsonite International SA	5,445,200	17,451,316
Yue Yuen Industrial Holdings Ltd.	1,569,000	6,484,434

		23,935,750

		506,505,479

Consumer Staples – 12.1%
Beverages – 0.2%
Royal Unibrew A/S	152,410	7,540,648

Food & Staples Retailing – 2.3%
Axfood AB	387,460	6,840,218
CP ALL PCL	1,494,700	2,652,931
Koninklijke Ahold Delhaize NV	2,384,762	54,315,188
Loblaw Cos., Ltd.	211,880	10,901,254
Sugi Holdings Co., Ltd.	105,200	5,723,186

		80,432,777

Food Products – 0.7%
Nestle SA (REG)	184,200	14,545,180
Salmar ASA	377,370	11,537,036

		26,082,216

Household Products – 1.8%
Henkel AG & Co. KGaA (Preference Shares)	184,550	25,117,419
Reckitt Benckiser Group PLC	404,767	38,106,716

		63,224,135

Personal Products – 1.8%
Amorepacific Corp.	15,530	5,507,280
Kao Corp.	171,500	9,696,272
L’Oreal SA	63,230	11,951,060
LG Household & Health Care Ltd.	5,870	5,108,350
Unilever PLC	707,503	33,479,099

		65,742,061

Tobacco – 5.3%
British American Tobacco PLC	1,721,276	109,776,111
Imperial Brands PLC	824,960	42,461,199
Japan Tobacco, Inc.	902,600	36,948,107

		189,185,417

		432,207,254

AB BLENDED STYLE FUNDS •	35

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 11.6%
Aerospace & Defense – 1.0%
Airbus Group SE	399,003	$24,199,988
QinetiQ Group PLC	3,428,210	10,503,200

		34,703,188

Air Freight & Logistics – 0.1%
bpost SA	107,920	2,926,500

Airlines – 2.5%
International Consolidated Airlines Group SA	4,387,850	22,669,466
Japan Airlines Co., Ltd.	1,436,400	42,223,634
Qantas Airways Ltd.	10,213,883	24,531,832

		89,424,932

Commercial Services & Supplies – 1.2%
Babcock International Group PLC	2,160,086	28,919,217
Regus PLC	2,683,560	9,074,499
Rentokil Initial PLC	2,484,990	7,142,315

		45,136,031

Industrial Conglomerates – 0.5%
Rheinmetall AG	255,618	17,817,294

Machinery – 2.1%
Hoshizaki Corp.	53,700	4,900,434
IHI Corp.	9,160,000	26,620,845
JTEKT Corp.	1,362,200	20,460,224
KION Group AG	166,360	10,779,043
Kone Oyj – Class B	270,550	13,735,001

		76,495,547

Professional Services – 2.1%
Experian PLC	712,330	14,230,903
RELX PLC	1,056,820	20,040,986
Teleperformance	241,919	25,805,745
Wolters Kluwer NV	328,000	14,022,380

		74,100,014

Road & Rail – 1.3%
Central Japan Railway Co.	267,800	45,848,678

Trading Companies & Distributors – 0.8%
BOC Aviation Ltd.(b)	1,802,500	9,308,296
Brenntag AG	253,030	13,827,793
Bunzl PLC	214,140	6,314,646

		29,450,735

		415,902,919

Information Technology – 11.2%
Communications Equipment – 0.2%
VTech Holdings Ltd.	622,000	7,112,666

36	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.9%
Keyence Corp.	25,600	$18,756,838
Largan Precision Co., Ltd.	110,000	13,406,414

		32,163,252

Internet Software & Services – 1.1%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	107,270	11,348,093
Criteo SA (Sponsored ADR)(a)	279,280	9,805,521
Moneysupermarket.com Group PLC	1,741,400	6,772,271
NAVER Corp.	6,840	5,506,628
Tencent Holdings Ltd.	215,000	5,977,433

		39,409,946

IT Services – 0.9%
Amadeus IT Group SA – Class A	354,530	17,695,615
CGI Group, Inc. – Class A(a)	94,210	4,487,353
Worldpay Group PLC(b)	3,129,441	11,998,997

		34,181,965

Semiconductors & Semiconductor Equipment – 2.4%
ASML Holding NV	312,486	34,245,611
SCREEN Holdings Co., Ltd.	455,800	29,384,286
Sumco Corp.	2,541,300	20,910,346
Taiwan Semiconductor Manufacturing Co., Ltd.	458,000	2,692,189

		87,232,432

Software – 5.0%
Check Point Software Technologies Ltd.(a)	82,130	6,374,109
Constellation Software, Inc./Canada	110,673	49,890,793
Dassault Systemes	247,018	21,443,733
LINE Corp. (Sponsored ADR)(a)	424,000	20,521,600
Nice Ltd.	198,069	13,188,677
Nintendo Co., Ltd.	89,100	23,856,746
Oracle Corp. Japan	320,300	18,096,225
Sage Group PLC (The)	1,219,270	11,649,685
SAP SE	144,231	13,190,256

		178,211,824

Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co., Ltd.	16,520	24,065,708

		402,377,793

Health Care – 10.1%
Biotechnology – 0.4%
CSL Ltd.	143,460	11,796,786

Health Care Equipment & Supplies – 1.1%
Cochlear Ltd.	42,800	4,639,216

AB BLENDED STYLE FUNDS •	37

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essilor International SA	210,340	$27,132,904
Sartorius AG (Preference Shares)	99,428	8,283,050

		40,055,170

Health Care Providers & Services – 0.9%
Ramsay Health Care Ltd.	539,905	32,852,525

Life Sciences Tools & Services – 1.0%
Eurofins Scientific SE	80,995	36,794,145

Pharmaceuticals – 6.7%
GlaxoSmithKline PLC	734,560	15,645,044
Novartis AG (REG)	127,380	10,052,867
Novo Nordisk A/S – Class B	329,735	13,742,922
Recordati SpA	290,333	9,331,215
Roche Holding AG	384,519	95,552,361
Sanofi	613,950	46,752,842
Shire PLC	511,565	33,079,392
Teva Pharmaceutical Industries Ltd.	332,858	15,449,558

		239,606,201

		361,104,827

Energy – 7.4%
Energy Equipment & Services – 0.3%
Petrofac Ltd.	778,820	9,014,500

Oil, Gas & Consumable Fuels – 7.1%
Canadian Natural Resources Ltd.	497,160	15,893,053
JX Holdings, Inc.	7,130,000	28,859,094
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	3,185,090	79,482,850
Royal Dutch Shell PLC – Class A	973,030	24,206,929
Royal Dutch Shell PLC – Class B	638,245	16,546,931
TOTAL SA	1,566,251	74,491,775
YPF SA (Sponsored ADR)	926,904	16,888,191

		256,368,823

		265,383,323

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 5.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	6,206,650	11,710,594
BT Group PLC	10,671,630	53,692,359
China Unicom Hong Kong Ltd.	13,674,000	16,660,182
HKT Trust & HKT Ltd. – Class SS	9,922,000	13,994,467
Nippon Telegraph & Telephone Corp.	1,565,600	71,604,209
Singapore Telecommunications Ltd.	2,119,800	6,200,184
TDC A/S(a)	4,126,550	24,302,796
Telstra Corp., Ltd.	1,278,410	5,097,166

		203,261,957

38	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.2%
Tower Bersama Infrastructure Tbk PT	11,057,300	$5,174,569
Vodafone Group PLC	12,855,952	36,869,873

		42,044,442

		245,306,399

Materials – 3.2%
Chemicals – 2.1%
Air Water, Inc.	634,000	11,972,216
Arkema SA	260,207	24,090,543
Covestro AG(b)	217,950	12,897,854
Givaudan SA (REG)	5,130	10,458,631
JSR Corp.	991,900	15,590,173

		75,009,417

Construction Materials – 0.2%
Buzzi Unicem SpA	406,820	8,341,752

Containers & Packaging – 0.5%
Amcor Ltd./Australia	1,440,780	16,781,193

Metals & Mining – 0.4%
MMC Norilsk Nickel PJSC (ADR)	945,193	15,138,676

		115,271,038

Real Estate – 1.3%
Real Estate Management & Development – 1.3%
Ayala Land, Inc.	5,120,600	4,167,714
Daito Trust Construction Co., Ltd.	141,900	22,695,425
Global Logistic Properties Ltd.	1,648,400	2,273,722
Sino Land Co., Ltd.	9,572,000	17,060,445

		46,197,306

Utilities – 1.2%
Electric Utilities – 0.9%
EDP – Energias de Portugal SA	4,896,962	16,434,230
Korea Electric Power Corp.	319,880	15,669,710

		32,103,940

Water Utilities – 0.3%
Pennon Group PLC	1,033,060	11,944,215

		44,048,155

Total Common Stocks (cost $3,234,938,605)		3,490,213,148

WARRANTS – 0.6%
Financials – 0.4%
Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., Ltd., Deutsche Bank AG, expiring 1/30/17(a)(b)	540,810	11,324,151

AB BLENDED STYLE FUNDS •	39

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Housing Development Finance Corp., Ltd., Merrill Lynch Intl & Co., expiring 5/29/18(a)	200,930	$4,207,322

		15,531,473

Health Care – 0.2%
Pharmaceuticals – 0.2%
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	510,680	5,699,436

Total Warrants (cost $15,638,807)		21,230,909

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.8%
Repurchase Agreements – 1.8%
State Street Bank & Trust Co. 0.03%, dated 9/30/16 due 10/3/16 in the amount of $65,641,276 (collateralized by $66,210,000 U.S. Treasury Notes, 1.50%, due 3/31/23, value $66,954,863) (cost $65,641,112)	$65,641	65,641,112

Total Investments – 99.7% (cost $3,316,218,524)		3,577,085,169
Other assets less liabilities – 0.3%		10,696,831

Net Assets – 100.0%		$3,587,782,000

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	739	December 2016	$14,153,160	$14,187,352	$34,192
FTSE 100 Index Futures	51	December 2016	4,409,372	4,533,056	123,684
TOPIX Index Futures	50	December 2016	6,591,366	6,523,347	(68,019)

					$89,857

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	41,155	USD	53,428	10/19/16	$67,727
Bank of America, NA	ILS	18,880	USD	4,896	10/19/16	(145,131)
Barclays Bank PLC	ILS	109,107	USD	28,185	10/19/16	(945,949)

40	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	2,967,636	USD	29,266	10/19/16	$(17,437)
Barclays Bank PLC	KRW	15,121,231	USD	13,243	10/19/16	(480,741)
Barclays Bank PLC	USD	3,916	CNY	26,080	10/19/16	(6,408)
Barclays Bank PLC	INR	1,358,748	USD	20,094	1/17/17	(842)
BNP Paribas SA	CAD	18,168	USD	14,328	10/19/16	478,003
BNP Paribas SA	USD	47,223	AUD	63,252	10/19/16	1,172,904
BNP Paribas SA	USD	98,693	EUR	86,812	1/17/17	(690,053)
Citibank, NA	JPY	1,883,276	USD	18,539	10/19/16	(43,792)
Citibank, NA	NZD	24,078	USD	17,894	10/19/16	372,269
Citibank, NA	USD	109,327	CHF	106,072	10/19/16	(47,681)
Citibank, NA	USD	27,717	GBP	21,066	10/19/16	(403,049)
Citibank, NA	USD	10,963	HKD	85,003	10/19/16	(2,643)
Credit Suisse International	CHF	77,389	USD	80,130	10/19/16	401,648
Goldman Sachs Bank USA	CNY	46,913	USD	6,956	10/19/16	(76,209)
Goldman Sachs Bank USA	EUR	9,840	USD	10,896	10/19/16	(165,303)
Goldman Sachs Bank USA	JPY	3,117,273	USD	30,887	10/19/16	127,738
Goldman Sachs Bank USA	KRW	11,806,754	USD	10,660	10/19/16	(56,077)
Goldman Sachs Bank USA	USD	28,577	GBP	21,489	10/19/16	(714,523)
Goldman Sachs Bank USA	USD	14,820	KRW	16,505,817	10/19/16	160,684
Goldman Sachs Bank USA	USD	41,041	NZD	58,654	10/19/16	1,641,729
Goldman Sachs Bank USA	CNY	121,804	USD	18,073	1/17/17	(60,294)
Goldman Sachs Bank USA	USD	32,067	BRL	106,286	1/17/17	(375,894)
HSBC Bank USA	JPY	1,955,221	USD	18,484	10/19/16	(809,115)
HSBC Bank USA	USD	19,587	EUR	17,666	10/19/16	271,651
HSBC Bank USA	USD	35,009	HKD	271,261	10/19/16	(30,978)
JPMorgan Chase Bank, NA	AUD	58,639	USD	45,083	10/19/16	217,217
JPMorgan Chase Bank, NA	CAD	24,417	USD	18,732	10/19/16	118,282
JPMorgan Chase Bank, NA	CNY	70,472	USD	10,471	10/19/16	(92,743)
JPMorgan Chase Bank, NA	GBP	52,397	USD	71,695	10/19/16	3,758,688
JPMorgan Chase Bank, NA	JPY	1,236,765	USD	12,259	10/19/16	54,809
JPMorgan Chase Bank, NA	KRW	65,312,305	USD	56,486	10/19/16	(2,791,298)
JPMorgan Chase Bank, NA	TWD	791,676	USD	24,573	10/19/16	(749,107)
JPMorgan Chase Bank, NA	USD	10,936	CAD	14,053	10/19/16	(223,342)
JPMorgan Chase Bank, NA	USD	8,437	CHF	8,271	10/19/16	84,368
JPMorgan Chase Bank, NA	USD	13,721	CNY	91,305	10/19/16	(33,766)
JPMorgan Chase Bank, NA	USD	9,066	EUR	8,114	10/19/16	55,257
JPMorgan Chase Bank, NA	USD	67,850	GBP	50,997	10/19/16	(1,729,305)
JPMorgan Chase Bank, NA	USD	11,928	GBP	8,948	1/17/17	(302,720)
Morgan Stanley & Co., Inc.	EUR	40,092	USD	44,348	10/19/16	(720,776)
Morgan Stanley & Co., Inc.	JPY	1,051,204	USD	10,488	10/19/16	115,405
Morgan Stanley & Co., Inc.	USD	12,065	AUD	16,121	10/19/16	269,742
Northern Trust Co.	CAD	126,353	USD	97,883	10/19/16	1,561,081
Royal Bank of Scotland PLC	USD	91,924	SEK	783,561	10/19/16	(516,980)
Royal Bank of Scotland PLC	USD	8,895	TWD	281,109	10/19/16	96,764
Standard Chartered Bank	HKD	504,991	USD	65,159	10/19/16	42,458
Standard Chartered Bank	KRW	6,748,680	USD	6,164	10/19/16	38,622
Standard Chartered Bank	KRW	10,285,162	USD	8,764	10/19/16	(571,068)
Standard Chartered Bank	USD	26,845	EUR	24,152	10/19/16	304,790
Standard Chartered Bank	USD	203,304	JPY	20,428,988	10/19/16	(1,722,070)
Standard Chartered Bank	USD	16,377	TWD	510,567	10/19/16	(46,970)
Standard Chartered Bank	USD	7,394	TWD	229,572	1/17/17	(8,466)
State Street Bank & Trust Co.	CHF	4,785	USD	4,979	10/19/16	49,125
State Street Bank & Trust Co.	JPY	2,535,526	USD	24,791	10/19/16	(228,151)
State Street Bank & Trust Co.	USD	9,946	HKD	77,120	10/19/16	(2,108)

						$(3,350,028)

AB BLENDED STYLE FUNDS •	41

Tax-Managed International Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $83,808,450 or 2.3% of net assets.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NZD – New Zealand Dollar

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR	– American Depositary Receipt
FTSE	– Financial Times Stock Exchange
PJSC	– Public Joint Stock Company
REG	– Registered Shares
TOPIX	– Tokyo Price Index

See notes to financial statements.

42	• AB BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

EMERGING MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 26.2%
Banks – 17.8%
Abu Dhabi Commercial Bank PJSC	5,097,240	$8,938,524
Axis Bank Ltd.	703,190	5,752,613
Banco Davivienda SA (Preference Shares)	1,132,041	11,582,087
Bangkok Bank PCL (NVDR)	996,700	4,692,064
Bank Mandiri Persero Tbk PT	16,170,000	13,951,835
Bank of China Ltd. – Class H	18,057,000	8,338,789
BGEO Group PLC	49,580	1,866,200
China CITIC Bank Corp. Ltd. – Class H	14,902,000	9,967,617
China Construction Bank Corp. – Class H	24,290,000	18,242,719
China Development Financial Holding Corp.	8,625,000	2,209,503
Chongqing Rural Commercial Bank Co., Ltd. – Class H	5,754,000	3,568,436
Credicorp Ltd.	124,363	18,930,536
HDFC Bank Ltd.	670,307	14,799,509
ICICI Bank Ltd. (Sponsored ADR)	418,600	3,126,942
Industrial & Commercial Bank of China Ltd. – Class H	36,195,000	22,971,902
Itau Unibanco Holding SA (Preference Shares)	1,529,100	16,700,839
Kasikornbank PCL	597,700	3,234,307
Kasikornbank PCL (NVDR)	578,700	3,142,188
KB Financial Group, Inc.	831,507	28,599,647
OTP Bank PLC	336,854	8,849,736
Punjab National Bank(a)	2,003,489	4,257,516
Sberbank of Russia PJSC (Sponsored ADR)	1,119,290	10,535,145
Shinhan Financial Group Co., Ltd.	361,300	13,232,479

		237,491,133

Capital Markets – 0.5%
BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	1,345,900	6,956,807

Consumer Finance – 0.6%
Gentera SAB de CV	1,527,310	2,759,276
KRUK SA	25,540	1,589,613
Samsung Card Co., Ltd.	80,620	3,682,864

		8,031,753

Diversified Financial Services – 1.5%
Cielo SA	671,200	6,709,626
Haci Omer Sabanci Holding AS	3,214,374	9,944,229
Power Finance Corp. Ltd.	2,089,160	3,779,001

		20,432,856

Insurance – 4.3%
AIA Group Ltd.	2,664,200	17,916,056
BB Seguridade Participacoes SA	808,000	7,423,717
China Pacific Insurance Group Co., Ltd. – Class H	923,400	3,453,358

AB BLENDED STYLE FUNDS •	43

Emerging Markets Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Dongbu Insurance Co., Ltd.	143,400	$8,915,191
Hyundai Marine & Fire Insurance Co., Ltd.	162,610	5,368,462
New China Life Insurance Co., Ltd. – Class H	671,300	2,998,624
PICC Property & Casualty Co., Ltd. – Class H	6,754,000	11,323,552

		57,398,960

Thrifts & Mortgage Finance – 1.5%
Housing Development Finance Corp., Ltd.	965,542	20,274,046

		350,585,555

Information Technology – 23.8%
Electronic Equipment, Instruments & Components – 1.2%
Largan Precision Co., Ltd.	130,000	15,843,944

Internet Software & Services – 6.9%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	372,550	39,412,065
NAVER Corp.	19,179	15,440,294
Tencent Holdings Ltd.	1,368,500	38,047,056

		92,899,415

IT Services – 1.0%
HCL Technologies Ltd.	958,859	11,537,634
Tata Consultancy Services Ltd.	48,510	1,773,822

		13,311,456

Semiconductors & Semiconductor Equipment – 7.6%
Advanced Semiconductor Engineering, Inc.	10,010,794	12,022,580
Advanced Semiconductor Engineering, Inc. (ADR)	197,410	1,166,693
Chipbond Technology Corp.	4,832,000	7,108,761
Hua Hong Semiconductor Ltd.(b)	4,067,000	4,743,992
Novatek Microelectronics Corp.	94,000	333,065
Realtek Semiconductor Corp.	1,621,000	5,349,932
SK Hynix, Inc.	89,760	3,295,082
Taiwan Semiconductor Manufacturing Co., Ltd.	10,816,120	63,578,681
Win Semiconductors Corp.	1,307,285	3,843,617

		101,442,403

Technology Hardware, Storage & Peripherals – 7.1%
Samsung Electronics Co., Ltd.	48,804	71,095,811
Samsung Electronics Co., Ltd. (Preference Shares)	14,520	17,058,098
Wistron Corp.	8,833,566	6,588,598

		94,742,507

		318,239,725

44	• AB BLENDED STYLE FUNDS

Emerging Markets Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 11.1%
Auto Components – 1.3%
Hankook Tire Co., Ltd.	312,420	$16,891,418

Automobiles – 2.0%
Chongqing Changan Automobile Co., Ltd. – Class B	257,301	420,168
Dongfeng Motor Group Co., Ltd. – Class H	7,700,000	7,765,050
Tata Motors Ltd.	1,210,944	9,694,711
Tata Motors Ltd. – Class A	1,639,603	8,445,372

		26,325,301

Diversified Consumer Services – 1.9%
China Distance Education Holdings Ltd. (ADR)	45,915	593,222
Kroton Educacional SA	1,033,400	4,699,656
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	365,753	16,956,309
Tarena International, Inc. (ADR)	271,446	3,930,538

		26,179,725

Hotels, Restaurants & Leisure – 0.8%
IMAX China Holding, Inc.(a)(b)	1,162,700	5,721,409
NagaCorp Ltd.	1,772,000	1,169,615
Premium Leisure Corp.	158,838,000	3,357,864

		10,248,888

Household Durables – 0.9%
Basso Industry Corp.	560,000	1,785,706
Cuckoo Electronics Co., Ltd.	25,198	3,274,692
Skyworth Digital Holdings Ltd.	9,923,314	7,204,583

		12,264,981

Internet & Direct Marketing Retail – 0.6%
Ctrip.com International Ltd. (ADR)(a)	188,710	8,788,225

Media – 2.2%
Megacable Holdings SAB de CV	389,860	1,497,331
Naspers Ltd. – Class N	152,423	26,380,281
Surya Citra Media Tbk PT	6,626,000	1,426,093

		29,303,705

Multiline Retail – 0.4%
Lotte Shopping Co., Ltd.	27,042	5,092,156

Textiles, Apparel & Luxury Goods – 1.0%
Titan Co., Ltd.	889,714	5,319,840
Welspun India Ltd.	1,923,700	1,516,507
Yue Yuen Industrial Holdings Ltd.	1,612,500	6,664,213

		13,500,560

		148,594,959

AB BLENDED STYLE FUNDS •	45

Emerging Markets Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 9.8%
Food & Staples Retailing – 3.7%
CP ALL PCL	5,782,500	$10,263,312
Lenta Ltd. (GDR)(a)(b)	1,636,773	13,258,816
X5 Retail Group NV (GDR)(a)(b)	914,956	26,522,375

		50,044,503

Food Products – 3.0%
BRF SA	199,500	3,393,552
First Resources Ltd.	3,939,400	5,301,912
Gruma SAB de CV – Class B	252,795	3,316,494
Industrias Bachoco SAB de CV	739,600	3,090,797
JBS SA	1,896,200	6,891,775
Kernel Holding SA	115,340	1,784,127
MHP SA (GDR)(b)	178,090	1,674,046
WH Group Ltd.(b)	18,335,000	14,819,128

		40,271,831

Personal Products – 2.2%
Amorepacific Corp.	37,850	13,422,445
AMOREPACIFIC Group	29,595	4,471,397
LG Household & Health Care Ltd.	12,550	10,921,601

		28,815,443

Tobacco – 0.9%
Gudang Garam Tbk PT	607,000	2,888,360
ITC Ltd.	2,640,249	9,618,795

		12,507,155

		131,638,932

Energy – 7.2%
Oil, Gas & Consumable Fuels – 7.2%
CNOOC Ltd.	16,787,000	21,177,020
Cosan SA Industria e Comercio	997,700	11,568,737
Gran Tierra Energy, Inc.(a)	832,930	2,495,076
KazMunaiGas Exploration Production JSC (GDR)(a)(b)	220,704	1,688,386
LUKOIL PJSC (Sponsored ADR)	557,620	27,173,020
Novatek OJSC (Sponsored GDR)(b)	95,380	10,514,210
Tatneft PJSC (Sponsored ADR)	203,037	6,265,722
YPF SA (Sponsored ADR)	895,089	16,308,521

		97,190,692

Real Estate – 4.5%
Equity Real Estate Investment Trusts (REITs) – 0.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,131,660	3,174,394

Real Estate Management & Development – 4.3%
Aldar Properties PJSC	9,663,200	7,015,820
Ayala Land, Inc.	13,762,700	11,201,616

46	• AB BLENDED STYLE FUNDS

Emerging Markets Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

China Overseas Land & Investment Ltd.	4,042,000	$13,896,375
China Resources Land Ltd.	1,934,000	5,452,727
CIFI Holdings Group Co., Ltd.	26,640,000	8,408,914
Global Logistic Properties Ltd.	2,143,000	2,955,949
Kaisa Group Holdings Ltd.(a)(c)(d)	4,618,000	839,485
Parque Arauco SA	1,616,874	3,700,278
SM Prime Holdings, Inc.	6,282,500	3,659,121

		57,130,285

		60,304,679

Materials – 4.2%
Chemicals – 1.1%
LG Chem Ltd.	64,330	14,228,022

Construction Materials – 0.8%
Cemex Latam Holdings SA(a)	359,345	1,365,918
Grasim Industries Ltd. (GDR)(b)	138,498	10,055,147

		11,421,065

Metals & Mining – 1.5%
MMC Norilsk Nickel PJSC (ADR)	435,780	6,967,895
Novolipetsk Steel PJSC (GDR)(b)	735,790	9,564,017
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	– 0	–^
Severstal PJSC (GDR)(b)	285,640	3,446,930

		19,978,842

Paper & Forest Products – 0.8%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	1
Nine Dragons Paper Holdings Ltd.	11,018,000	10,389,295

		10,389,296

		56,017,225

Health Care – 3.5%
Biotechnology – 0.9%
Biocon Ltd.	216,496	3,044,909
China Biologic Products, Inc.(a)	68,120	8,479,577

		11,524,486

Health Care Providers & Services – 0.9%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	4,334,100	11,770,693

Pharmaceuticals – 1.7%
Aurobindo Pharma Ltd.	270,600	3,489,925
Sun Pharmaceutical Industries Ltd.	1,597,485	17,865,117
Torrent Pharmaceuticals Ltd.	73,437	1,810,464

		23,165,506

		46,460,685

Industrials – 3.2%
Airlines – 0.1%
Air Arabia PJSC	4,170,300	1,542,555

AB BLENDED STYLE FUNDS •	47

Emerging Markets Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 1.4%
GS Engineering & Construction Corp.(a)	112,430	$3,022,499
Hyundai Engineering & Construction Co., Ltd.	128,050	4,608,178
IRB Infrastructure Developers Ltd.	3,032,409	11,221,753

		18,852,430

Industrial Conglomerates – 1.1%
Bidvest Group Ltd. (The)	630,481	7,434,032
SM Investments Corp.	504,775	7,029,700

		14,463,732

Professional Services – 0.3%
51job, Inc. (ADR)(a)	97,746	3,262,761

Trading Companies & Distributors – 0.3%
BOC Aviation Ltd.(b)	845,400	4,365,733

		42,487,211

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 2.0%
China Unicom Hong Kong Ltd.	7,194,000	8,765,054
Chunghwa Telecom Co., Ltd.	1,834,000	6,468,040
Chunghwa Telecom Co., Ltd. (Sponsored ADR)	26,760	937,403
KT Corp.	28,332	822,077
KT Corp. (Sponsored ADR)	385,210	6,182,620
Telefonica Brasil SA (Preference Shares)	231,868	3,347,386

		26,522,580

Wireless Telecommunication Services – 0.9%
TIM Participacoes SA	544,000	1,321,464
Tower Bersama Infrastructure Tbk PT	23,482,700	10,989,379

		12,310,843

		38,833,423

Utilities – 2.6%
Electric Utilities – 1.4%
Centrais Eletricas Brasileiras SA(a)	1,283,300	7,600,005
Centrais Eletricas Brasileiras SA (Preference Shares)(a)	132,700	973,986
Korea Electric Power Corp.	209,020	10,239,099

		18,813,090

Independent Power and Renewable Electricity Producers – 0.3%
Huaneng Renewables Corp., Ltd. – Class H	13,252,000	4,659,150

Water Utilities – 0.9%
Cia de Saneamento Basico do Estado de Sao Paulo	770,800	7,155,406

48	• AB BLENDED STYLE FUNDS

Emerging Markets Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cia de Saneamento de Minas Gerais-COPASA	440,329	$4,426,104

		11,581,510

		35,053,750

Total Common Stocks (cost $1,183,879,408)		1,325,406,836

WARRANTS – 0.3%
Information Technology – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
FPT Corp., Macquarie Bank Ltd., expiring 9/10/18(a) (cost $3,799,631)	1,771,720	3,709,471

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreements – 0.9%
State Street Bank & Trust Co. 0.03%, dated 9/30/16 due 10/03/16 in the amount $11,843,990 (collateralized by $11,950,000 U.S. Treasury Notes, 1.50% due 3/31/23, value $12,084,438) (cost $11,843,960)	$11,844	11,843,960

Total Investments – 100.2% (cost $1,199,522,999)		1,340,960,267
Other assets less liabilities – (0.2)%		(2,629,332)

Net Assets – 100.0%		$1,338,330,935

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $106,374,189 or 7.9% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
JSC	– Joint Stock Company
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company

See notes to financial statements.

AB BLENDED STYLE FUNDS •	49

Emerging Markets Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2016

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities, at value	$1,516,941,906		$3,577,085,169		$1,340,960,267
Foreign currencies, at value(a)	5,031,683		12,963,166		3,919,052
Cash	– 0	–	– 0	–	1,305,623
Cash collateral due from broker	866,778		2,084,298		– 0	–
Due from custodian	279,782		409,731		339,858
Receivables:
Dividends and interest	3,723,037		9,161,908		1,475,687
Foreign withholding tax reclaims	4,072,502		10,393,543		148,378
Investment securities sold and foreign currency transactions	9,647,053		22,954,446		9,778,116
Capital shares sold	660,155		1,196,514		441,035
Unrealized appreciation of forward currency exchange contracts	1,069,380		11,460,961		– 0	–

Total assets	1,542,292,276		3,647,709,736		1,358,368,016

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	16,148,789		36,729,845		13,281,295
Capital shares redeemed	1,542,302		4,827,887		2,371,943
Management fee	1,054,001		2,420,206		1,228,103
Foreign capital gains taxes	34,008		80,674		1,992,907
Shareholder servicing fee	278,547		668,133		249,530
Margin owed to broker on exchange-traded derivatives	43,383		108,521		– 0	–
Transfer Agent fee	18,138		29,421		37,079
Distribution fee	2,162		603		– 0	–
Accrued expenses and other liabilities	160,911		251,457		876,224
Unrealized depreciation of forward currency exchange contracts	1,437,175		14,810,989		– 0	–

Total liabilities	20,719,416		59,927,736		20,037,081

Net Assets	$1,521,572,860		$3,587,782,000		$1,338,330,935

Cost of investments	$1,404,528,362		$3,316,218,524		$1,199,522,999

Net Assets Consist of:
Capital stock, at par	$96,918		$227,418		$51,044
Additional paid-in capital	2,446,594,417		5,293,805,705		1,335,220,250
Undistributed net investment income	24,833,920		61,547,011		7,093,218
Accumulated net realized loss on investment and foreign currency transactions	(1,062,041,251)		(2,025,216,862)		(143,490,389)
Net unrealized appreciation/depreciation of:
Investments and futures transactions(c)	112,436,245		260,875,828		139,444,361
Foreign currency denominated assets and liabilities	(347,389)		(3,457,100)		12,451

	$1,521,572,860		$3,587,782,000		$1,338,330,935

(a)	Cost: $5,031,360, $12,944,113 and $3,920,010, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $34,008, $80,674 and $1,992,907, respectively.

See notes to financial statements.

50	• AB BLENDED STYLE FUNDS

Statement of Assets & Liabilities

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class Shares
Net Assets	$1,355,337,162
Shares of capital stock outstanding	86,202,914

Net asset value, offering and redemption price per share	$15.72

Tax-Managed International Class Shares
Net Assets		$3,247,503,969
Shares of capital stock outstanding		205,605,723

Net asset value, offering and redemption price per share		$15.79

Emerging Markets Class Shares
Net Assets			$1,215,605,464
Shares of capital stock outstanding			46,372,367

Net asset value, offering and redemption price per share			$26.21

Class A Shares
Net Assets	$3,882,643	$1,519,183
Shares of capital stock outstanding	250,642	97,569

Net asset value and redemption price per share	$15.49	$15.57
Sales charge—4.25% of public offering price	0.69	0.69

Maximum offering price	$16.18	$16.26

Class B Shares
Net Assets	$21,434	$4,588
Shares of capital stock outstanding	1,367	292.34

Net asset value and offering price per share	$15.68	$15.69

Class C Shares
Net Assets	$1,627,840	$352,613
Shares of capital stock outstanding	105,246	22,677

Net asset value and offering price per share	$15.47	$15.55

Class Z Shares
Net Assets	$160,703,781	$338,401,647	$122,725,471
Shares of capital stock outstanding	10,357,615	21,691,645	4,671,856

Net asset value and offering price per share	$15.52	$15.60	$26.27

See notes to financial statements.

AB BLENDED STYLE FUNDS •	51

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2016

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Investment Income
Income:
Interest	$9,916	$25,805	$6,305
Dividends (Net of foreign withholding taxes of $4,320,848, $10,165,520 and $3,124,188, respectively)	43,300,531	101,959,763	25,472,262
Other income(a)	279,782	409,731	339,858

Total income	43,590,229	102,395,299	25,818,425

Expenses:
Management fee (see Note 2A)	13,643,505	31,362,016	13,895,504
Shareholder servicing fee (see Note 2B)	3,545,934	8,511,118	2,843,006
Custodian fee	403,790	583,658	561,652
Transfer Agent fee—Class A	12,666	2,642	– 0	–
Transfer Agent fee—Class B	133	23	– 0	–
Transfer Agent fee—Class C	5,655	706	– 0	–
Transfer Agent fee—Non-Retail Class	123,468	177,895	288,749
Transfer Agent fee—Class Z	18,522	39,019	13,426
Distribution fees—Class A	10,216	3,704	– 0	–
Distribution fees—Class B	331	47	– 0	–
Distribution fees—Class C	17,809	3,847	– 0	–
Registration fees	94,846	89,859	44,724
Auditing and tax fees	72,078	148,897	71,199
Printing fees	70,819	69,103	105,698
Directors’ fees and expenses	51,792	121,856	40,358
Legal fees	33,605	86,975	30,063
Miscellaneous	31,774	56,634	56,319

Total expenses	18,136,943	41,257,999	17,950,698
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(811,376)	(1,813,002)	(326,111)

Net expenses	17,325,567	39,444,997	17,624,587

Net investment income	26,264,662	62,950,302	8,193,838

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

52	• AB BLENDED STYLE FUNDS

Statement of Operations

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$(49,686,242)		$(46,359,505)		$(128,312,548)
Futures	1,478,464		(855,128)		– 0	–
Foreign currency transactions	20,877,054		58,321,438		(173,026)

Net realized gain (loss) on investment and foreign currency transactions	(27,330,724)		11,106,805		(128,485,574)

Net change in unrealized appreciation/depreciation of:
Investments(c)	130,841,801		234,960,160		333,676,235
Futures	986,650		2,770,586		– 0	–
Foreign currency denominated assets and liabilities	(3,240,253)		(15,467,862)		166,517

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	128,588,198		222,262,884		333,842,752

Net realized and unrealized gain on investment and foreign currency transactions	101,257,474		233,369,689		205,357,178

Contributions from affiliates (see Note 2A)	– 0	–	– 0	–	216

Net Increase in Net Assets Resulting from Operations	$127,522,136		$296,319,991		$213,551,232

(b)	Net of foreign capital gains taxes of $6,152, $16,958 and $631,673, respectively.

(c)	Net of increase in accrued foreign capital gains taxes of $34,008, $80,674 and $1,712,792, respectively

See notes to financial statements.

AB BLENDED STYLE FUNDS •	53

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

International Portfolio
Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$26,264,662	$19,057,393
Net realized gain (loss) on investment and foreign currency transactions	(27,330,724)	28,233,153
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	128,588,198	(128,548,197)
Contributions from affiliates (see Note 2A)	– 0	–	– 0	–

Net increase (decrease) in net assets resulting from operations	127,522,136	(81,257,651)
Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(21,728,180)	(33,289,288)
Class A	(62,161)	(85,751)
Class B	(8)	(1,206)
Class C	(12,041)	(27,520)

Total dividends to shareholders	(21,802,390)	(33,403,765)

Capital-Share Transactions:
Net proceeds from sales of shares	385,410,949	423,608,238
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	19,247,204	27,833,808

Total proceeds from shares sold	404,658,153	451,442,046
Cost of shares redeemed	(449,450,612)	(412,106,445)

Net increase (decrease) in net assets from capital-share transactions	(44,792,459)	39,335,601

Net increase (decrease) in net assets	60,927,287	(75,325,815)
Net Assets:
Beginning of period	1,460,645,573	1,535,971,388

End of period(a)	$1,521,572,860	$1,460,645,573

(a) Includes undistributed net investment income of:	$24,833,920	$20,358,531

(a)	See page 37 for share class information on dividend distributions of the International, Tax-Managed International and Emerging Markets Portfolios.

See notes to financial statements.

54	• AB BLENDED STYLE FUNDS

Statement of Changes in Net Assets

Tax-Managed International Portfolio
Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,950,302	$48,447,995
Net realized gain (loss) on investment and foreign currency transactions	11,106,805	42,336,639
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	222,262,884	(292,417,547)
Contributions from affiliates (see Note 2A)	– 0	–	– 0	–

Net increase (decrease) in net assets resulting from operations	296,319,991	(201,632,913)
Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(55,455,203)	(80,084,079)
Class A	(22,239)	(33,747)
Class B	– 0	–	(282)
Class C	(3,541)	(4,824)

Total dividends shareholders	(55,480,983)	(80,122,932)

Capital-Share Transactions:
Net proceeds from sales of shares	742,143,510	682,659,058
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	43,529,905	57,663,784

Total proceeds from shares sold	785,673,415	740,322,842
Cost of shares redeemed	(1,006,400,362)	(646,018,214)

Net increase (decrease) in net assets from capital-share transactions	(220,726,947)	94,304,628

Net increase (decrease) in net assets	20,112,061	(187,451,217)
Net Assets:
Beginning of period	3,567,669,939	3,755,121,156

End of period(a)	$3,587,782,000	$3,567,669,939

(a) Includes undistributed net investment income of:	$61,547,011	$54,527,783

(a)	See page 37 for share class information on dividend distributions of the International, Tax-Managed International and Emerging Markets Portfolios.

See notes to financial statements.

AB BLENDED STYLE FUNDS •	55

Statement of Changes in Net Assets

Emerging Markets Portfolio
Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,193,838	$10,686,399
Net realized gain (loss) on investment and foreign currency transactions	(128,485,574)	17,296,181
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	333,842,752	(254,464,110)
Contributions from affiliates (see Note 2A)	216	– 0	–

Net increase (decrease) in net assets resulting from operations	213,551,232	(226,481,530)
Dividends to Shareholders:
Dividends from net investment income
Emerging Markets Class	(7,734,277)	(16,620,733)
Distributions from net realized gain on investment transactions
Emerging Markets Class	(20,161,372)	(27,602,865)

Total dividends to shareholders	(27,895,649)	(44,223,598)

Capital-Share Transactions:
Net proceeds from sales of shares	290,451,495	198,373,060
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	26,262,900	42,836,212

Total proceeds from shares sold	316,714,395	241,209,272
Cost of shares redeemed	(274,964,018)	(158,162,164)

Net increase (decrease) in net assets from capital-share transactions	41,750,377	83,047,108	*

Net increase (decrease) in net assets	227,405,960	(187,658,020)
Net Assets:
Beginning of period	1,110,924,975	1,298,582,995

End of period(a)	$1,338,330,935	$1,110,924,975

(a) Includes undistributed net investment income of:	$7,093,218	$7,227,392

(a)	See page 37 for share class information on dividend distributions of the International, Tax-Managed International and Emerging Markets Portfolios.

*	Includes effect of portfolio transaction fee in the amount of $1,118,612 for the year ended September 30, 2015.

See notes to financial statements.

56	• AB BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE 1.

Organization and Significant Accounting Policies

The shares of AB International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio are offered through the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 17 portfolios (“Portfolios”) with the following share classes offered: The International and Tax-Managed International Portfolio commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing International and Tax-Managed International Class shares, respectively. Effective January 15, 2016, International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolios commenced offering of Class Z Shares. Collectively, the Class A, B, C and Z shares are referred to as the “AB International Retail Class shares”. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

AB BLENDED STYLE FUNDS •	57

Notes to Financial Statements

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

58	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based

AB BLENDED STYLE FUNDS •	59

Notes to Financial Statements

on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2016:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$33,308,639		$244,252,997		$	– 0	–	$277,561,636
Consumer Discretionary	34,258,257		178,055,664			– 0	–	212,313,921
Consumer Staples	4,654,179		179,413,077			– 0	–	184,067,256
Industrials	– 0	–	175,238,653			– 0	–	175,238,653
Information Technology	43,644,975		126,722,977			– 0	–	170,367,952
Health Care	– 0	–	153,033,848			– 0	–	153,033,848
Energy	13,828,643		99,791,201			– 0	–	113,619,844
Telecommunication Services	5,935,166		98,909,144			– 0	–	104,844,310
Materials	3,936,616		44,263,018			– 0	–	48,199,634
Real Estate	– 0	–	19,469,398			– 0	–	19,469,398
Utilities	– 0	–	18,518,300			– 0	–	18,518,300
Warrants	– 0	–	10,771,639			– 0	–	10,771,639
Short-Term Investments	28,935,515		– 0	–		– 0	–	28,935,515

Total Investments in Securities	168,501,990		1,348,439,916	(a)		– 0	–	1,516,941,906
Other Financial Instruments(b):
Assets:
Futures	14,390		50,928			– 0	–	65,318	(c)
Forward Currency Exchange Contracts	– 0	–	1,069,380			– 0	–	1,069,380
Liabilities:
Futures	– 0	–	(8,609)			– 0	–	(8,609	)(c)
Forward Currency Exchange Contracts	– 0	–	(1,437,175)			– 0	–	(1,437,175)

Total(d)	$168,516,380		$1,348,114,440		$	– 0	–	$1,516,630,820

60	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$78,951,326		$576,957,329		$	– 0	–	$655,908,655
Consumer Discretionary	82,930,329		423,575,150			– 0	–	506,505,479
Consumer Staples	10,901,254		421,306,000			– 0	–	432,207,254
Industrials	– 0	–	415,902,919			– 0	–	415,902,919
Information Technology	102,427,469		299,950,324			– 0	–	402,377,793
Health Care	– 0	–	361,104,827			– 0	–	361,104,827
Energy	32,781,244		232,602,079			– 0	–	265,383,323
Telecommunication Services	13,994,467		231,311,932			– 0	–	245,306,399
Materials	7,570,127		107,700,911			– 0	–	115,271,038
Real Estate	– 0	–	46,197,306			– 0	–	46,197,306
Utilities	– 0	–	44,048,155			– 0	–	44,048,155
Warrants	– 0	–	21,230,909			– 0	–	21,230,909
Short-Term Investments	65,641,112		– 0	–		–0	–	65,641,112

Total Investments in Securities	395,197,328		3,181,887,841	(a)		– 0	–	3,577,085,169
Other Financial Instruments(b):
Assets:
Futures	34,192		123,684			– 0	–	157,876	(c)
Forward Currency Exchange Contracts	– 0	–	11,460,961			– 0	–	11,460,961
Liabilities:
Futures	– 0	–	(68,019)			– 0	–	(68,019	)(c)
Forward Currency Exchange Contracts	– 0	–	(14,810,989)			– 0	–	(14,810,989)

Total(d)	$395,231,520		$3,178,593,478		$	– 0	–	$3,573,824,998

AB BLENDED STYLE FUNDS •	61

Notes to Financial Statements

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$88,946,174		$261,639,381		$	– 0	–	$350,585,555
Information Technology	40,578,758		277,660,967			– 0	–	318,239,725
Consumer Discretionary	36,465,281		112,129,678			– 0	–	148,594,959
Consumer Staples	28,852,355		102,786,577			– 0	–	131,638,932
Energy	65,206,690		31,984,002			– 0	–	97,190,692
Real Estate	3,700,278		55,764,916			839,485		60,304,679
Materials	9,912,681		46,104,543			1		56,017,225
Health Care	8,479,577		37,981,108			– 0	–	46,460,685
Industrials	3,262,761		39,224,450			– 0	–	42,487,211
Telecommunication Services	11,788,873		27,044,550			– 0	–	38,833,423
Utilities	20,155,501		14,898,249			– 0	–	35,053,750
Warrants	– 0	–	3,709,471			– 0	–	3,709,471
Short-Term Investments	11,843,960		– 0	–		– 0	–	11,843,960

Total Investments in Securities	329,192,889		1,010,927,892	(a)		839,486		1,340,960,267
Other Financial Instruments(b)	– 0	–	– 0	–		– 0	–	– 0	–

Total(d)	$329,192,889		$1,010,927,892			$839,486		$1,340,960,267

(a)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and

62	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

AB BLENDED STYLE FUNDS •	63

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

64	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

AB BLENDED STYLE FUNDS •	65

Notes to Financial Statements

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to foreign currency gain (loss) reclassifications, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, reclassifications of distributions, and the tax treatment of foreign capital gains tax are reflected as adjustments to the components of capital as of September 30, 2016, as shown below:

Portfolio	Increase (Decrease) To Additional Paid-In Capital		Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment And Foreign Currency Transactions
International	$–0	–	$13,117	$(13,117)
Tax-Managed International	– 0	–	(450,091)	450,091
Emerging Markets	(216)		(593,735)	593,951

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J. Portfolio Transaction Fee

Prior to February 2, 2015 the Emerging Markets Portfolio imposed a 1.00% fee on purchases and redemptions. This fee was retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital. The Board approved the elimination of this fee effective February 2, 2015.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

66	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

The International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion and 0.65% in excess of $8 billion of the average daily net assets of the Portfolio. The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to 0.925% of the first $1 billion, 0.85% of the next $3 billion, 0.80% of the next $2 billion, 0.75% of the next $2 billion, 0.65% of the next $2 billion and 0.60% in excess of $10 billion of the average daily net assets of the Portfolio. The Emerging Markets Portfolio pays the Adviser an investment management fee at an annual rate of up to 1.175% of the first $1 billion, 1.050% of the next $1 billion, 1.00% of the next $1 billion, 0.90% of the next $3 billion, and 0.85% in excess of $6 billion of the average daily net assets of the Portfolio.

Since November 1, 2011, the Adviser has voluntarily waived the annual investment management fees of the International Portfolio and Tax-Managed International Portfolio by an amount equal to 0.05% per annum of the respective net assets of the Portfolios. Since November 1, 2015, the Adviser has voluntarily waived the annual investment management fees of the Emerging Markets Portfolio by an amount equal to 0.025% per annum of the respective average net assets. From November 1, 2011 until November 1, 2015, the advisory fee waiver for the Emerging Market Portfolio was equal to 0.05% per annum of the respective net assets. For the period ending September 30, 2016, such waivers amounted to $758,441, $1,800,707 and $326,111, respectively.

The Adviser has agreed to bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis (the “Expense Cap”) to 1.20%, 1.95%, 1.95% and 0.95% of average daily net assets for Class A, Class B, Class C and Class Z shares, respectively, for the International Portfolio and Tax-Managed International Portfolio and 1.25% for Class Z shares, for the Emerging Markets Portfolio through January 15, 2017. The Expense Caps for the International Portfolio, Tax-Managed International Portfolio and Emerging Market Portfolio may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2016, there was no such reimbursement.

During the year ended September 30, 2016, the Adviser reimbursed the Emerging Markets Portfolio $216 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services

AB BLENDED STYLE FUNDS •	67

Notes to Financial Statements

include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of 0.25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $7,059 and Tax-Managed International Portfolio, $1,110 for the year ended September 30, 2016.

The Adviser has agreed to bear the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2016, such waivers amounted to $52,935 and $12,295, respectively.

C. Distribution Arrangements—International and Tax-Managed International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

68	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to 0.30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
International	$196,299	$1,460,402
Tax-Managed International	225,666	1,237,010

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will

AB BLENDED STYLE FUNDS •	69

Notes to Financial Statements

automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2016, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class B			Class C
International	$180		$259		$	– 0	–	$1
Tax-Managed International	– 0	–	– 0	–		– 0	–	– 0	–
Emerging Markets	– 0	–	– 0	–		– 0	–	– 0	–

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended September 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Portfolio	Purchases	Sales
International	$85,039,627	$66,365,161
Tax-Managed International	71,336,370	155,570,540
Emerging Markets	19,610,848	– 0	–

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2016 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC		Sanford C. Bernstein & Co., Ltd.
International	$1,878,809	$	– 0 –	$	– 0 –
Tax-Managed International	4,415,401		– 0 –		– 0 –
Emerging Markets	2,304,620		– 0 –		– 0 –

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Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$1,148,503,489	$	– 0	–	$1,150,603,036	$	– 0	–
Tax-Managed International	2,443,879,989		– 0	–	2,563,277,921		– 0	–
Emerging Markets	900,350,143		– 0	–	844,394,879		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
International	$1,414,652,605	$158,691,447	$(56,402,146)	$102,289,301
Tax-Managed International	3,319,800,986	393,938,189	(136,654,006)	257,284,183
Emerging Markets	1,200,684,108	185,616,850	(45,340,691)	140,276,159

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or

AB BLENDED STYLE FUNDS •	71

Notes to Financial Statements

options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2016, the International Portfolio and Tax-Managed International Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with

72	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2016, the International Portfolio and Tax-Managed International Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB BLENDED STYLE FUNDS •	73

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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Notes to Financial Statements

During the year ended September 30, 2016, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$65,318	*	Receivable/Payable for variation margin on exchange-traded derivatives	$8,609	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,069,380		Unrealized depreciation on forward currency exchange contracts	1,437,175

Total		$1,134,698			$1,445,784

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,478,464	$986,650

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	21,227,625	(3,553,865)

Total		$22,706,089	$(2,567,215)

AB BLENDED STYLE FUNDS •	75

Notes to Financial Statements

Tax-Managed International Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$157,876	*	Receivable/Payable for variation margin on exchange-traded derivatives	$68,019	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	11,460,961		Unrealized depreciation on forward currency exchange contracts	14,810,989

Total		$11,618,837			$14,879,008

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(855,128)	$2,770,586

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	59,646,732	(16,361,981)

Total		$58,791,604	$(13,591,395)

76	• AB BLENDED STYLE FUNDS

Notes to Financial Statements

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2016

International Portfolio
Futures:
Average original value of buy contracts	$16,203,547	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$411,368,758
Average principal amount of sale contracts	$404,883,851

(a)	Positions were open for two months during the year.

Tax-Managed International Portfolio
Futures:
Average original value of buy contracts	$33,782,433	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$884,897,311
Average principal amount of sale contracts	$870,021,225

(a)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of September 30, 2016:

International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$108,773	$(108,773)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	385,181	– 0	–		– 0	–		– 0	–		385,181
HSBC Bank USA	355,214	(38,014)			– 0	–		– 0	–		317,200
JPMorgan Chase Bank, NA	47,218	(47,218)			– 0	–		– 0	–		– 0	–
Societe Generale	138	– 0	–		– 0	–		– 0	–		138
Standard Chartered Bank	18,664	(6,403)			– 0	–		– 0	–		12,261
State Street Bank & Trust Co.	67,490	– 0	–		– 0	–		– 0	–		67,490
UBS AG	86,702	– 0	–		– 0	–		– 0	–		86,702

Total	$1,069,380	$(200,408)		$	– 0	–	$	– 0	–		$868,972	^

AB BLENDED STYLE FUNDS •	77

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$43,383	$	– 0	–		$(43,383)		$	– 0	–	$	– 0	–

Total	$43,383	$	– 0	–		$(43,383)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$22,217	$	– 0	–	$	– 0	–	$	– 0	–		$22,217
BNP Paribas SA	853,237		(108,773)			– 0	–		– 0	–		744,464
Goldman Sachs Bank USA	172,725		– 0	–		– 0	–		– 0	–		172,725
HSBC Bank USA	38,014		(38,014)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	143,805		(47,218)			– 0	–		– 0	–		96,587
Nomura Global Financial Products, Inc.	24,322		– 0	–		– 0	–		– 0	–		24,322
Royal Bank of Scotland PLC	176,452		– 0	–		– 0	–		– 0	–		176,452
Standard Chartered Bank	6,403		(6,403)			– 0	–		– 0	–		– 0	–

Total	$1,437,175		$(200,408)		$	– 0	–	$	– 0	–		$1,236,767	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	• AB BLENDED STYLE FUNDS

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Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$67,727	$(67,727)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	1,650,907	(690,053)	– 0	–	– 0	–	960,854
Citibank, NA	372,269	(372,269)	– 0	–	– 0	–	– 0	–
Credit Suisse International	401,648	– 0	–	– 0	–	– 0	–	401,648
Goldman Sachs Bank USA	1,930,151	(1,448,300)	– 0	–	– 0	–	481,851
HSBC Bank USA	271,651	(271,651)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	4,288,621	(4,288,621)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	385,147	(385,147)	– 0	–	– 0	–	– 0	–
Northern Trust Co.	1,561,081	– 0	–	– 0	–	– 0	–	1,561,081
Royal Bank of Scotland PLC	96,764	(96,764)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	385,870	(385,870)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	49,125	(49,125)	– 0	–	– 0	–	– 0	–

Total	$11,460,961	$(8,055,527)	$	– 0	–	$	– 0	–	$3,405,434	^

AB BLENDED STYLE FUNDS •	79

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$108,521	$	– 0	–		$(108,521)		$	– 0	–	$	– 0	–

Total	$108,521	$	– 0	–		$(108,521)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$145,131		$(67,727)		$	– 0	–	$	– 0	–		$77,404
Barclays Bank PLC	1,451,377		– 0	–		– 0	–		– 0	–		1,451,377
BNP Paribas SA	690,053		(690,053)			– 0	–		– 0	–		– 0	–
Citibank, NA	497,165		(372,269)			– 0	–		– 0	–		124,896
Goldman Sachs Bank USA	1,448,300		(1,448,300)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	840,093		(271,651)			– 0	–		– 0	–		568,442
JPMorgan Chase Bank, NA	5,922,281		(4,288,621)			– 0	–		– 0	–		1,633,660
Morgan Stanley & Co., Inc.	720,776		(385,147)			– 0	–		– 0	–		335,629
Royal Bank of Scotland PLC	516,980		(96,764)			– 0	–		– 0	–		420,216
Standard Chartered Bank	2,348,574		(385,870)			– 0	–		– 0	–		1,962,704
State Street Bank & Trust Co.	230,259		(49,125)			– 0	–		– 0	–		181,134

Total	$14,810,989		$(8,055,527)		$	– 0	–	$	– 0	–		$6,755,462	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Notes to Financial Statements

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

Portfolio	2016	2015
International
Distributions paid from:
Ordinary income	$21,802,390	$33,403,765

Total distributions paid	$21,802,390	$33,403,765

Tax-Managed International
Distributions paid from:
Ordinary income	$55,480,983	$80,122,932

Total distributions paid	$55,480,983	$80,122,932

Emerging Markets
Distributions paid from:
Ordinary income	$7,737,820	$18,246,033
Long-term capital gains	20,157,829	25,977,565

Total distributions paid	$27,895,649	$44,223,598

AB BLENDED STYLE FUNDS •	81

Notes to Financial Statements

As of September 30, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
International	$24,858,611	$(1,052,248,740)	$102,271,655	$(925,118,474)
Tax-Managed International	61,713,820	(2,024,292,309)	256,327,368	(1,706,251,121)
Emerging Markets	7,750,458	(142,458,877)	138,295,703	3,587,284

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax basis components of accumulated earnings/(deficit) is attributable primarily to foreign capital gains tax exposure on Peruvian securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
International	$88,421,013	n/a	2017
International	910,864,476	n/a	2018
International	44,844,793	$8,118,458	No expiration
Tax-Managed International	219,338,371	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	90,557,873	n/a	No expiration
Emerging Markets	36,181,888	106,276,989	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

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Notes to Financial Statements

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Illiquid securities and relatively less liquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in

AB BLENDED STYLE FUNDS •	83

Notes to Financial Statements

the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. For example, in June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in mid-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

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Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents

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Notes to Financial Statements

and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.1 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Tax-Managed International Portfolio, International Portfolio and Emerging Market Portfolio. The allocation is as follows:

	Allocation of Shares (in Million)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

Share transactions for each Portfolio for the years ended September 30, 2016 and September 30, 2015, were as follows:

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

International Class Shares
Shares sold	15,896,122	27,163,145	$239,649,617	$422,238,282

Shares issued to shareholders on reinvestment of dividends	1,258,373	1,808,646	19,177,587	27,726,542

Shares redeemed	(30,023,993)	(26,293,071)	(447,809,367)	(410,396,933)

Net increase (decrease)	(12,869,498)	2,678,720	(188,982,163)	39,567,891

Beginning of period	99,072,412	96,393,692	2,455,414,167	2,415,846,276

End of period	86,202,914	99,072,412	$2,266,432,004	$2,455,414,167

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International Portfolio
Shares	Amount
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Class A Shares
Shares sold	23,388	68,893	$348,057	$1,068,576

Shares issued to shareholders on reinvestment of dividends	3,916	5,297	58,779	80,040

Shares converted from Class B	2,196	6,584	32,120	101,969

Shares redeemed	(67,262)	(68,300)	(1,003,076)	(1,065,570)

Net increase (decrease)	(37,762)	12,474	(564,120)	185,015

Beginning of period	288,404	275,930	22,362,173	22,177,158

End of period	250,642	288,404	$21,798,053	$22,362,173

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–(a)	77	8	1,177

Shares converted to Class A	(2,167)	(6,547)	(32,120)	(101,969)

Shares redeemed	(217)	(379)	(3,265)	(5,713)

Net decrease	(2,384)	(6,849)	(35,377)	(106,505)

Beginning of period	3,751	10,600	1,564,645	1,671,150

End of period	1,367	3,751	$1,529,268	$1,564,645

Class C Shares
Shares sold	18,198	12,811	$271,152	$199,411

Shares issued to shareholders on reinvestment of dividends	718	1,717	10,830	26,049

Shares redeemed	(40,975)	(34,708)	(602,784)	(536,260)

Net decrease	(22,059)	(20,180)	(320,802)	(310,800)

Beginning of period	127,305	147,485	12,144,052	12,454,852

End of period	105,246	127,305	$11,823,250	$12,144,052

Class Z Shares(b)
Shares sold	10,357,615	– 0	–	$145,110,003	$	– 0	–

Net increase	10,357,615	– 0	–	145,110,003	– 0	–

Beginning of period	– 0	–	– 0	–	– 0	–	– 0	–

End of period	10,357,615	– 0	–	$145,110,003	$	– 0	–

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

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Notes to Financial Statements

As of September 30, 2016, certain AllianceBernstein mutual funds owned 11% of the International Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Tax-Managed International Class Shares
Shares sold	28,885,234	43,698,071	$436,196,940	$682,384,767

Shares issued to shareholders on reinvestment of dividends	2,843,568	3,742,111	43,506,600	57,628,509

Shares redeemed	(67,948,807)	(41,150,480)	(1,006,182,713)	(645,758,204)

Net increase (decrease)	(36,220,005)	6,289,702	(526,479,173)	94,255,072

Beginning of period	241,825,728	235,536,026	5,396,187,882	5,301,932,810

End of period	205,605,723	241,825,728	$4,869,708,709	$5,396,187,882

Class A Shares
Shares sold	5,523	9,282	$82,440	$146,563

Shares issued to shareholders on reinvestment of dividends	1,385	2,051	20,881	31,141

Shares converted from Class B	806	105	12,127	1,655

Shares redeemed	(7,154)	(11,014)	(106,668)	(170,839)

Net increase	560	424	8,780	8,520

Beginning of period	97,009	96,585	6,526,108	6,517,588

End of period	97,569	97,009	$6,534,888	$6,526,108

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	Tax-Managed International Portfolio
	Shares				Amount
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016			Year Ended September 30, 2015

Class B Shares
Shares sold	– 0	–	282		$	– 0	–		$4,410

Shares issued to shareholders on reinvestment of dividends	– 0	–	18			– 0	–		281

Shares converted to Class A	(806)		(104)			(12,127)			(1,655)

Shares redeemed	– 0	–(a)	(1)			(3)			(20)

Net increase (decrease)	(806)		195			(12,130)			3,016

Beginning of period	1,098		903			282,905			279,889

End of period	292		1,098			$270,775			$282,905

Class C Shares
Shares sold	– 0	–	7,758		$	– 0	–		$121,663

Shares issued to shareholders on reinvestment of dividends	160		253			2,424			3,853

Shares redeemed	(6,675)		(5,654)			(98,851)			(87,496)

Net increase (decrease)	(6,515)		2,357			(96,427)			38,020

Beginning of period	29,192		26,835			2,497,245			2,459,225

End of period	22,677		29,192			$2,400,818			$2,497,245

Class Z Shares(b)
Shares sold	21,691,645		– 0	–		$305,852,003		$	– 0	–

Net increase	21,691,645		– 0	–		305,852,003			– 0	–

Beginning of period	– 0	–	– 0	–		– 0	–		– 0	–

End of period	21,691,645		– 0	–		$305,852,003		$	– 0	–

(a)	Share amount is less than one full share.

(b)	Commenced distribution on January 15, 2016.

As of September 30, 2016, certain AllianceBernstein mutual funds owned 10% of the Tax-Managed International Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

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Notes to Financial Statements

	Emerging Markets Portfolio
	Shares				Amount
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015

Emerging Markets Class Shares
Shares sold	8,416,307		7,451,291		$191,455,492			$198,373,060

Shares issued to shareholders on reinvestment of dividends and distributions	1,160,022		1,572,548		26,262,900			42,836,212

Shares redeemed	(12,002,061)		(5,839,055)		(274,964,018)			(158,162,164)

Net increase (decrease)	(2,425,732)		3,184,784		(57,245,626)			83,047,108

Beginning of period	48,798,099		45,613,315		1,293,520,917			1,210,473,809

End of period	46,372,367		48,798,099		$1,236,275,291			$1,293,520,917

Class Z Shares(a)
Shares sold	4,671,856		– 0	–	$98,996,003		$	– 0	–

Net increase	4,671,856		– 0	–	98,996,003			– 0	–

Beginning of period	– 0	–	– 0	–	– 0	–		– 0	–

End of period	4,671,856		– 0	–	$98,996,003		$	– 0	–

(a)	Commenced distribution on January 15, 2016.

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTE 8.

Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.47	$ 15.63	$ 15.65	$ 13.07	$ 12.28

Income From Investment Operations
Net investment income(a)(b)	.25	^	.19	.35	.08	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	(1.03)	(.16)	2.70	.89
Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	1.24	(.84)	.19	2.78	1.00

Less: Dividends
Dividends from net investment income	(.22)	(.32)	(.21)	(.20)	(.21)

Net asset value, end of period	$ 15.49	$ 14.47	$ 15.63	$ 15.65	$ 13.07

Total Return
Total investment return based on net asset value(d)	8.62	%^	(5.47)%	1.23%	21.55%	8.32%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,883	$4,172	$4,312	$4,688	$6,201
Average net assets (000 omitted)	$4,086	$4,436	$4,694	$5,196	$6,718
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.16	%+	1.19%	2.10%	2.05%
Expenses, before waiver/reimbursements	1.74%	2.12	%+	1.69%	2.15%	2.09%
Net investment income(b)	1.70	%^	1.22	%+	2.14%	.59%	.85%
Portfolio turnover rate	77%	80%	67%	72%	69%

See footnote summary on page 100.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.54	$ 15.64	$ 15.56	$ 12.97	$ 12.14

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	^	.04	.22	(.03)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04	(1.00)	(.14)	2.67	.90
Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	1.14	(.96)	.08	2.64	.89

Less: Dividends
Dividends from net investment income	– 0	–	(.14)	(.00	)(c)	(.05)	(.06)

Net asset value, end of period	$ 15.68	$ 14.54	$ 15.64	$ 15.56	$ 12.97

Total Return
Total investment return based on net asset value(d)	7.86	%^	(6.17)%	.52%	20.43%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$21	$55	$166	$286	$540
Average net assets (000 omitted)	$33	$104	$223	$436	$680
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.89%	1.89	%+	1.89%	2.90%	2.90%
Expenses, before waivers/ reimbursements	2.65%	2.82	%+	2.49%	2.97%	2.94%
Net investment income (loss)(b)	.64	%^	.23	%+	1.38%	(.24)%	(.05)%
Portfolio turnover rate	77%	80%	67%	72%	69%

See footnote summary on page 100.

AB BLENDED STYLE FUNDS •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.44	$ 15.58	$ 15.61	$ 13.01	$ 12.17

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	^	.07	.23	(.01)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99	(1.02)	(.15)	2.69	.90
Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	1.13	(.95)	.08	2.68	.91

Less: Dividends
Dividends from net investment income	(.10)	(.19)	(.11)	(.08)	(.07)

Net asset value, end of period	$ 15.47	$ 14.44	$ 15.58	$ 15.61	$ 13.01

Total Return
Total investment return based on net asset value(d)	7.81	%^	(6.13)%	.49%	20.73%	7.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,628	$1,838	$2,298	$2,650	$2,896
Average net assets (000 omitted)	$1,781	$2,130	$2,594	$2,721	$3,460
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89%	1.90	%+	1.89%	2.82%	2.79%
Expenses, before waivers/reimbursements	2.51%	2.85	%+	2.41%	2.88%	2.83%
Net investment income (loss)(b)	.95	%^	.45	%+	1.43%	(.10)%	.09%
Portfolio turnover rate	77%	80%	67%	72%	69%

See footnote summary on page 100.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class Z
January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 13.76

Income From Investment Operations
Net investment income(a)(b)^	.30
Net realized and unrealized gain on investment and foreign currency transactions	1.46

Total from investment operations	1.76

Net asset value, end of period	$ 15.52

Total Return
Total investment return based on net asset value(d)^	12.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$160,704
Average net assets (000 omitted)	$132,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements**	.92%
Expenses, before waivers/reimbursements**	1.01%
Net investment income(b)^**	2.92%
Portfolio turnover rate	77%

See footnote summary on page 100.

AB BLENDED STYLE FUNDS •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.54	$ 15.71	$ 15.78	$ 13.07	$ 12.29

Income From Investment Operations
Net investment income(a)(b)	.26	^	.20	.36	.13	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.00	(1.03)	(.17)	2.73	.93
Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	1.26	(.83)	.19	2.86	.98

Less: Dividends
Dividends from net investment income	(.23)	(.34)	(.26)	(.15)	(.20)

Net asset value, end of period	$ 15.57	$ 14.54	$ 15.71	$ 15.78	$ 13.07

Total Return
Total investment return based on net asset value(d)	8.69	%^*	(5.37)%	1.18	%*	22.10	%*	8.10%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,519	$1,410	$1,517	$1,549	$1,405
Average net assets (000 omitted)	$1,481	$1,518	$1,625	$1,465	$1,741
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.12	%+	1.15%	1.88%	2.36%
Expenses, before waiver/reimbursements	1.46%	1.61	%+	1.55%	1.93%	2.40%
Net investment income(b)	1.76	%^	1.26	%+	2.19%	.88%	.37%
Portfolio turnover rate	69%	76%	64%	72%	62%

See footnote summary on page 100.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.54	$ 15.73	$ 15.65	$ 12.92	$ 12.12

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	^	.09	.24	(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	(1.04)	(.16)	2.78	.90
Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	1.15	(.95)	.08	2.73	.87

Less: Dividends
Dividends from net investment income	– 0	–	(.24)	– 0	–	– 0	–	(.07)

Net asset value, end of period	$ 15.69	$ 14.54	$ 15.73	$ 15.65	$ 12.92

Total Return
Total investment return based on net asset value(d)	7.91	%^*	(6.09)%	.51	%*	21.13	%*	7.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4	$16	$14	$19	$131
Average net assets (000 omitted)	$5	$17	$17	$41	$143
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83%	1.85	%+	1.84%	2.79%	3.21%
Expenses, before waivers/reimbursements	2.53%	2.30	%+	2.39%	2.84%	3.26%
Net investment income (loss)(b)	.94	%^	.56	%+	1.50%	(.41)%	(.23)%
Portfolio turnover rate	69%	76%	64%	72%	62%

See footnote summary on page 100.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.52	$ 15.66	$ 15.72	$ 12.97	$ 12.13

Income From Investment Operations
Net investment income (loss)(a)(b)	.13	^	.09	.25	.00	(c)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02	(1.04)	(.18)	2.75	.91
Contributions from affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Total from investment operations	1.15	(.95)	.07	2.75	.89

Less: Dividends
Dividends from net investment income	(.12)	(.19)	(.13)	– 0	–	(.05)

Net asset value, end of period	$ 15.55	$ 14.52	$ 15.66	$ 15.72	$ 12.97

Total Return
Total investment return based on net asset value(d)	7.95	%^*	(6.10)%	.47	%*	21.20	%*	7.38%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$353	$424	$420	$459	$558
Average net assets (000 omitted)	$385	$426	$487	$453	$765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.86	%+	1.85%	2.63%	3.15%
Expenses, before waivers/reimbursements	2.24%	2.34	%+	2.25%	2.68%	3.20%
Net investment income (loss)(b)	.90	%^	.57	%+	1.52%	(.01)%	(.19)%
Portfolio turnover rate	69%	76%	64%	72%	62%

See footnote summary on page 100.

98	• AB BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class Z
January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 13.84

Income From Investment Operations
Net investment income(a)(b)^	.31
Net realized and unrealized gain on investment and foreign currency transactions	1.45

Total from investment operations	1.76

Net asset value, end of period	$ 15.60

Total Return
Total investment return based on net asset value(d)^*	12.72%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$338,402
Average net assets (000 omitted)	$278,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements**	.87%
Expenses, before waivers/reimbursements**	.95%
Net investment income(b)^**	2.94%
Portfolio turnover rate	69%

See footnote summary on page 100.

AB BLENDED STYLE FUNDS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Emerging Markets Portfolio
Class Z
January 15, 2016(e) to September 30, 2016

Net asset value, beginning of period	$ 19.92

Income From Investment Operations
Net investment income(a)(b)^	.27
Net realized and unrealized gain on investment and foreign currency transactions	6.08

Total from investment operations	6.35

Net asset value, end of period	$ 26.27

Total Return
Total investment return based on net asset value(d)^	31.88%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$122,726
Average net assets (000 omitted)	$95,977
Ratio to average net assets of:
Expenses, net of waivers/reimbursements**	1.22%
Expenses, before waivers/reimbursements**	1.25%
Net investment income(b)^**	1.62%
Portfolio turnover rate	71%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

^	For the year ended September 30, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$.003	.02%	.02%
Tax-Managed International	.002	.01%	.01%
Emerging Markets	.007	.03%	.03%

**	Annualized.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolios’ performance for the years ended September 30, 2016, September 30, 2014 and September 30, 2013 by .01%, .01% and .02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

100	• AB BLENDED STYLE FUNDS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, Emerging Markets Portfolio and International Portfolio (three of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

AB BLENDED STYLE FUNDS •	101

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2016. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
International	$21,802,390
Tax-Managed International	55,480,983
Emerging Markets	7,734,277

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2016, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
International	$3,488,481	$47,335,072
Tax-Managed International	8,216,096	111,435,329
Emerging Markets	3,486,005	28,008,870

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

102	• AB BLENDED STYLE FUNDS

BOARD OF DIRECTORS

Bart Friedman,(1)(2) Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay, Vice President(3)

Kent Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Laurent Saltiel, Vice President(3)

Karen A. Sesin, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Blended Style Funds are made by the International Team. Mses. Fay and Sesin and Messrs. Hargis, Lavi and Saltiel are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB International and AB Tax-Managed International Portfolios, Classes A, B, C and Z shares only.

AB BLENDED STYLE FUNDS •	103

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR
Seth Masters,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2011. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	20	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

DISINTERESTED DIRECTORS
Bart Friedman, #, ^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	20	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

104	• AB BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 58 (2014)

Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Council of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.

		20	100 Women in Hedge Funds; various family trusts

R. Jay Gerken, # 65 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	20	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

AB BLENDED STYLE FUNDS •	105

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William Kristol, # 63 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	20	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, # 65 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	20	PartnerRe; Korn/Ferry International (Chair of the Audit Committees); Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson, # 67 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	20	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

106	• AB BLENDED STYLE FUNDS

Management of the Fund

*	There is no stated term of office for the Directors.

**	Mr. Masters is an “interested person”, as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

AB BLENDED STYLE FUNDS •	107

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Seth Masters, 57	President	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay, 56	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2011. She is also Head of AB Equities since prior to 2011 and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent Hargis, 48	Vice President	Senior Vice President, Portfolio Manager of Strategic Core Equities and Head of Quantitative Research Equities of the Adviser**, with which he has been associated since prior to 2011.

Laurent Saltiel, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since 2011. Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth. Prior thereto, he was associated with Janus Capital as a portfolio Adviser since prior to 2011.

Karen A. Sesin, 57	Vice President	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Adviser**, with which she has been associated in a similar capacity to her current position since prior to 2011.

Avi Lavi, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

108	• AB BLENDED STYLE FUNDS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Phyllis J. Clarke, 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB BLENDED STYLE FUNDS •	109

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2, 3

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation was completed on October 6, 2016 and discussed with the Board at the October 19-20, 2016 meetings.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

3	U.S. Government Short Duration Portfolio was liquidated on May 2, 2016.

110	• AB BLENDED STYLE FUNDS

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pays the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

4	Jones v. Harris at 1427.

AB BLENDED STYLE FUNDS •	111

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[5]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 2.5 basis points effective through October 31, 2016. From November 1, 2011 through October 31, 2015, the Adviser had been waiving 5 basis points in advisory fees.

Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	First $750 million On the balance	0.450 0.400	% %

5	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

112	• AB BLENDED STYLE FUNDS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[5]
Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2016 and September 30, 2015 are set forth below:

Portfolio	09/30/16 Net Assets ($MM)	09/30/15 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,591.7	$3,569.0		$22.7
International Portfolio	$1,522.5	$1,460.6		$61.9
Emerging Markets Portfolio	$1,340.4	$1,108.2		$232.2
Short Duration Plus Portfolio	$350.2	$313.2		$37.0
Intermediate Duration Portfolio	$3,445.2	$3,453.7	-$	8.5
Short Duration California Municipal Portfolio	$16.4	$25.0	-$	8.6
Short Duration Diversified Municipal Portfolio	$148.6	$189.9	-$	41.3
Short Duration New York Municipal Portfolio	$56.8	$60.7	-$	3.9
California Municipal Portfolio	$1,235.2	$1,151.9		$83.3
Diversified Municipal Portfolio	$6,963.2	$6,530.5		$432.7
New York Municipal Portfolio	$1,803.9	$1,693.4		$110.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2016 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%	-0.107%
International Portfolio	0.966%	0.849%	-0.117%
Emerging Markets Portfolio	1.218%	1.118%	-0.100%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.465%	0.458%	-0.007%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.490%	0.490%	0.000%
Diversified Municipal Portfolio	0.457%	0.415%	-0.042%
New York Municipal Portfolio	0.478%	0.478%	0.000%

AB BLENDED STYLE FUNDS •	113

With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Adviser has agreed to waive that portion of its management fees and/or reimburse those Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ current fiscal year. The Portfolios’ Expense Limitation Undertaking was implemented on December 21, 2015, and is in effect for a 1 year period (the “expense limitation period”). The terms of the Expense Limitation Undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the end of the expense limitation period. With respect to Tax-Managed International Portfolio and International Portfolio, the Adviser has proposed to raise the expense cap by 3 basis points for all share classes, although both Portfolios were operating below their current expense caps during the most recent semi-annual period.

Portfolio		Proposed		Semi-Annual Period Ending 03/31/16 Total Expense Ratio[6]
		Cap		Cap		Net[7]		Gross[7]
Tax-Managed International Portfolio[8]	Private Cl Class A Class B Class C Class Z9	1.23 1.23 1.98 1.98 0.98	% % % % %	1.20 1.20 1.95 1.95 0.95	% % % % %	1.11 1.11 1.82 1.86 0.91	% % % % %	1.16 1.63 2.28 2.38 1.06	% % % % %

International Portfolio[8]	Private Cl. Class A Class B Class C Class Z9	1.23 1.23 1.98 1.98 0.98	% % % % %	1.20 1.20 1.95 1.95 0.95	% % % % %	1.16 1.15 1.89 1.90 0.95	% % % % %	1.21 1.97 2.68 2.72 1.11	% % % % %

Emerging Markets Portfolio	Private Cl. Class Z9	1.50 1.25	% %	1.50 1.25	% %	1.48 1.25	% %	1.50 1.32	% %

6	Annualized.

7	The “net” total expense ratio is the ratio after any advisory fee waivers and/or expense reimbursements are applied to the Portfolio. The “gross” total expense ratio is the ratio before any advisory fee waivers and/or expense reimbursements are applied to the Portfolio.

8	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month period ended March 31, 2016, such fees for Classes A, B, C, and Z amounted to $11,669, $29,788 and $0, respectively for Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

9	Inception: January 15, 2016.

114	• AB BLENDED STYLE FUNDS

Set forth below are the total expense ratios of those Portfolios without an Expense Limitation Undertaking for the semi-annual period ended March 31, 2016:

Portfolio	Semi-Annual Period Ending 03/31/16 Total Expense Ratio[10]
Short Duration Plus Portfolio[11]	Private Client Class A Class B Class C	0.64 0.94 1.26 1.18	% % % %

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[12]	Private Client	0.91%

Short Duration Diversified Municipal Portfolio	Private Client	0.64%

Short Duration New York Municipal Portfolio	Private Client	0.73%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.82 1.81 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C Advisor	0.55 0.78 1.63 1.54 0.57	% % % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.81 1.69 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things,

10	Annualized.

11	Prior to November 1, 2015, Short Duration Plus Portfolio’s distributor for the retail classes, AllianceBernstein Investment, Inc. (“ABI”) reduced distribution service fees for the Portfolio’s Class A shares to 0.20%. For the period July 1, 2015 through October 31, 2015, ABI further voluntarily reduced such fee to zero. For the six month period ended March 31, 2016, such waiver amounted to $38,144. Such amounts are paid by the Adviser out of its own resources.

12	For the six month period ending March 31, 2016, to prevent expenses of Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $4,476.

AB BLENDED STYLE FUNDS •	115

different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.13 In addition to the relevant AB Institutional fee schedule, set forth below are

13	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

116	• AB BLENDED STYLE FUNDS

what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2016 net assets.14

Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,591.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%[15]

International Portfolio	$1,522.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%[15]

Emerging Markets Portfolio	$1,340.4	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.807%	1.118%[16]

Short Duration Plus Portfolio	$350.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.163%	0.450%

Intermediate Duration Portfolio	$3,445.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.203%	0.458%

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15	The effective advisory fee shown reflects the Portfolio’s 5 basis points advisory fee waiver, currently in effect. Had the proposed 2.5 basis points advisory fee reduction been in effect the effective advisory fees would have been 0.846% and 0.874%, respectively for Tax-Managed International Portfolio and International Portfolio.

16	The effective advisory fee shown reflects the Portfolio’s 2.5 basis points advisory fee waiver, currently in effect.

AB BLENDED STYLE FUNDS •	117

Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$16.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.300%	0.450%

Short Duration Diversified Municipal Portfolio	$148.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.197%	0.450%

Short Duration New York Municipal Portfolio	$56.8	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.235%	0.450%

California Municipal Portfolio	$1,235.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.490%

Diversified Municipal Portfolio	$6,963.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.415%

New York Municipal Portfolio	$1,803.9	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

118	• AB BLENDED STYLE FUNDS

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Broadridge peers.17 The Senior Officer noted that the high spreads for Tax-Managed International Portfolio and International Portfolio are primarily due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Broadridge peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2016 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%[15]

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%[15]

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.118%[16]

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

17	Group peers selected by Broadridge from the 2016 Lipper 15(c) Report.

AB BLENDED STYLE FUNDS •	119

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio[18]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.486%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.490%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.404%	0.415%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective

18	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%. During the most recently completed fiscal year AB reimbursed SCB II $851,215 (0.13%) for expenses above the expense cap.

120	• AB BLENDED STYLE FUNDS

advisory fees of the Portfolio had the retail mutual funds’ fee schedules been applicable to the Portfolio based on the Portfolio’s September 30, 2016 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	AB Emerging Markets Multi-Asset Portfolio[19]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.987%	1.118%[16]

	AB Emerging Markets Growth Portfolio[20] AB Emerging Markets Core[21]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.093%[22]	1.118%[16]

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally

19	AB Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries, in contrast to Emerging Markets Portfolio, which invests only in emerging markets equity securities.

20	AB Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

21	AB Emerging Markets Core Portfolio is similar to Emerging Markets Portfolio in that the retail mutual fund invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” approach primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In contrast to Emerging Markets Portfolio, AB Emerging Markets Core Portfolio is non-diversified; accordingly it can invest more of its assets in a smaller number of issuers.

22	The ABMF fee of 1.093% reflects the 5 basis points advisory fee waiver.

AB BLENDED STYLE FUNDS •	121

Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fee set forth below for the Luxembourg fund that has a somewhat similar investment style as Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[23]
Emerging Markets Portfolio	Emerging Markets Equity Class A Class I (Institutional)	1.65% 0.85%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[24], [25]	Sumitomo Trust Bank	0.800%
	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory

23	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

24	The ITM fund is privately placed or institutional.

25	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AB fee.

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fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2016 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[26]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.582%	0.849%[15]

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.476%	1.118%[16]

Intermediate Duration Portfolio	Client #4[26]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other Russell Group of companies)	0.130%	0.415%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

26	The sub-advised relationship is with an affiliate of the Adviser.

AB BLENDED STYLE FUNDS •	123

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.27, 28 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)29 and the Portfolio’s contractual management fee ranking.30

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EGs of the Portfolios to include

27	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

28	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

29	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

30	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

124	• AB BLENDED STYLE FUNDS

peers with a different load type,31 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. 32 However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Portfolios’ Broadridge Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.

Contractual management fees are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio on a pro-forma basis to show the impact of the investment advisory fee waivers to the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[33]
Waiver: 0.0 bp	0.872	0.872	8/16
Waiver: 2.5 bp (Proposed)	0.847	0.872	7/16
Waiver: 5.0 bp (Current)	0.822	0.872	7/16

International Portfolio[33]
Waiver: 0.0 bp	0.901	0.890	8/13
Waiver: 2.5 bp (Proposed)	0.876	0.890	7/13
Waiver: 5.0 bp (Current)	0.851	0.890	5/13

Emerging Markets Portfolio
Waiver: 0.0 bp	1.150	1.097	9/14
Waiver: 2.5 bp (Current)	1.125	1.097	9/14
Waiver: 5.0 bp (Prior to 11/1/15)	1.100	1.097	8/14

Short Duration Plus Portfolio	0.450	0.430	9/15
Intermediate Duration Portfolio	0.458	0.433	9/15

31	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to potentially include peers of the following load type: institutional load, front-end and no-load.

32	Peers with a similar (but not the same) investment objective/classification were included in the EGs and EUs of the following Portfolios: Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio.

33	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

AB BLENDED STYLE FUNDS •	125

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Short Duration California Municipal Portfolio[34]	0.450	0.475	4/8
Short Duration Diversified Municipal Portfolio	0.450	0.408	7/10
Short Duration New York Municipal Portfolio[34]	0.450	0.500	3/7
California Municipal Portfolio[34]	0.491	0.491	8/15
Diversified Municipal Portfolio	0.415	0.415	7/15
New York Municipal Portfolio[34]	0.478	0.473	10/16

However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.35 Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[36]	EG Median (%)	Group Rank	EU Median (%)	Universe Rank
Tax-Managed International Portfolio
Waiver: 0.0 bp	1.161	1.163	8/16	1.097	170/292
Waiver: 2.5 bp (Proposed)	1.136	1.163	7/16	1.097	156/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.111	1.163	7/16	1.097	151/292

International Portfolio
Waiver: 0.0 bp	1.200	1.190	7/13	1.097	182/292
Waiver: 2.5 bp (Proposed)	1.181	1.190	5/13	1.097	175/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.156	1.190	5/13	1.097	169/292

Emerging Markets Portfolio
Waiver: 0.0 bp	1.489	1.585	6/14	1.390	264/434
Waiver: 2.5 bp (Current)	1.464	1.585	6/14	1.390	254/434
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.439	1.585	6/14	1.390	240/434

34	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

35	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

36	The total expense ratios are for the most recently completed fiscal year Private Client Class.

126	• AB BLENDED STYLE FUNDS

Portfolio	Expense Ratio (%)[36]	EG Median (%)	Group Rank	EU Median (%)	Universe Rank
Short Duration Plus Portfolio	0.641	0.736	5/15	0.602	90/161
Intermediate Duration Portfolio	0.587	0.780	1/15	0.649	112/299
Short Duration California Municipal Portfolio[37]	0.814	0.763	7/8	0.630	16/19
Short Duration Diversified Municipal Portfolio	0.631	0.660	5/10	0.550	48/67
Short Duration New York Municipal Portfolio[37]	0.698	0.726	3/7	0.630	11/19
California Municipal Portfolio[37]	0.634	0.738	5/16	0.600	84/147
Diversified Municipal Portfolio	0.555	0.705	2/15	0.605	51/125
New York Municipal Portfolio[37]	0.615	0.749	2/16	0.624	73/148

With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ contractual management fees with the proposed 2.5 basis points advisory fee waiver are lower than their EG medians. Emerging Markets Portfolio’s contractual management fee with the current 2.5 basis points advisory fee waiver is higher than the EG median.

The contractual management fees for Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio and New York Municipal Portfolios are higher than the Portfolios’ EG medians. Short Duration California Municipal Portfolio’s and Short Duration New York Municipal Portfolio’s contractual management fees are lower than their EG medians. California Municipal Portfolio’s and Diversified Municipal Portfolio’s contractual management fees are equal to their EG medians.

Except for Short Duration California Municipal Portfolio, whose total expense ratio is higher than the EG median, the Fixed Income Portfolios’ total expense ratios are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to

37	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

AB BLENDED STYLE FUNDS •	127

the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Emerging Markets Portfolio, Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability, both excluding and including administrative and servicing expenses, increased for the Portfolios during calendar year 2015, relative to 2014.

The Adviser provides the Portfolios with shareholder services. For these services, the Adviser charges the fixed-income portfolios38 a fee of 0.10% of average daily assets and the equity portfolios39 a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2015.40

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,370,156
International Portfolio	$3,924,256
Emerging Markets Portfolio	$3,197,968
Short Duration Plus Portfolio	$291,134
Intermediate Duration Portfolio	$3,575,822
Short Duration California Municipal Portfolio	$32,523
Short Duration Diversified Municipal Portfolio	$218,232
Short Duration New York Municipal Portfolio	$74,582
California Municipal Portfolio	$1,007,317
Diversified Municipal Portfolio	$4,800,047
New York Municipal Portfolio	$1,444,292

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the

38	All Portfolios excluding Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

39	Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

40	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

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Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares.

Portfolio	09/30/16 Total Retail as % of Net Assets
Tax-Managed International Portfolio	9.47%
International Portfolio	10.92%
Emerging Markets Portfolio	9.16%
Short Duration Plus Portfolio	10.38%
California Municipal Portfolio	9.54%
Diversified Municipal Portfolio	24.23%
New York Municipal Portfolio	13.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2015:

Portfolio	Amount Received
Tax-Managed International Portfolio	$14
International Portfolio	$164
Short Duration Plus Portfolio	$959
California Municipal Portfolio	$104
Diversified Municipal Portfolio	$718
New York Municipal Portfolio	$0

AB BLENDED STYLE FUNDS •	129

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2015:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$8,469	$0
International Portfolio	$34,125	$250
Short Duration Plus Portfolio	$229,784	$43,120
California Municipal Portfolio	$503,923	$32,381
Diversified Municipal Portfolio	$5,162,363	$42,451
New York Municipal Portfolio	$1,173,563	$6,937

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2015:41

Portfolio	ABIS Fee
Tax-Managed International Portfolio[42]	$1,149
International Portfolio[42]	$7,980
Short Duration Plus Portfolio	$24,818
California Municipal Portfolio	$17,865
Diversified Municipal Portfolio	$383,054
New York Municipal Portfolio	$29,948

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2015.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale have been shared with the Portfolios in a variety of ways: (1) breakpoints in certain advisory fee

41	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2015, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

42	Effective February 25, 2013, the minimum fee was waived for Tax-Managed International Portfolio and International Portfolio due to the high total expenses of their retail classes. ABIS is charging those Portfolios a fee on a per account basis.

130	• AB BLENDED STYLE FUNDS

schedules; (2) expense caps and fee waivers on select Portfolios; and (3) the Adviser’s continued investment in the business, including by researching and implementing new products and enhancements to existing Portfolios.

At a 2012 Board meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since the first quarter of 2009, AUM has experienced less change. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,43 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and

43	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

AB BLENDED STYLE FUNDS •	131

various fund characteristics originally published in 2002.44 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.45 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.46

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $496 billion as of August 31, 2016, the Adviser has reported that it has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios47 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”) 48 for the period ended July 31, 2016.49 Also shown are the gross performance rankings of the Portfolios.

44	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

45	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

46	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

47	The gross performance returns are for the Private Client class shares of the Portfolios.

48	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

49	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

132	• AB BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[50]
1 year	-2.01	-4.46	-2.97	4/16	135/349
3 year	3.55	3.73	3.88	9/15	187/299
5 year	3.00	5.07	4.66	12/15	203/260
10 year	0.03	4.52	3.88	12/12	146/147

International Portfolio[50]
1 year	-2.16	-2.16	-2.97	7/13	142/349
3 year	3.50	3.80	3.88	8/12	197/299
5 year	2.90	6.16	4.66	9/10	211/260
10 year	0.05	5.54	3.88	6/6	144/147

Emerging Markets Portfolio
1 year	0.58	1.59	0.22	11/14	310/690
3 year	2.80	1.05	0.85	2/13	92/482
5 year	-1.55	-0.47	-1.19	9/13	194/340
10 year	4.08	5.04	4.91	8/9	102/132

Short Duration Plus Portfolio
1 year	1.72	2.28	2.17	15/15	207/257
3 year	1.48	1.93	1.90	13/14	188/206
5 year	1.18	2.04	2.09	14/14	168/172
10 year	2.23	3.40	3.45	14/14	108/114

Intermediate Duration Portfolio
1 year	7.13	6.21	6.07	3/15	40/417
3 year	5.32	4.90	4.69	3/15	32/363
5 year	4.34	4.61	4.27	12/14	140/322
10 year	5.92	5.92	5.71	7/14	68/228

50	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

AB BLENDED STYLE FUNDS •	133

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio[51]
1 year	1.05	3.91	3.64	7/7	16/16
3 year	0.97	3.53	2.96	7/7	15/15
5 year	1.00	3.33	2.63	7/7	15/15
10 year	2.18	4.00	4.03	6/6	8/8

Short Duration Diversified Municipal Portfolio[51]
1 year	1.55	2.07	1.84	8/10	57/89
3 year	1.17	1.70	1.61	8/9	58/78
5 year	1.25	1.71	1.75	8/9	58/72
10 year	2.32	2.50	2.56	4/4	29/40

Short Duration New York Municipal Portfolio[51]
1 year	1.43	2.83	3.86	2/2	7/7
3 year	1.16	2.01	2.57	2/2	7/7
5 year	1.23	2.08	2.81	2/2	7/7
10 year	2.28	3.08	3.80	2/2	6/6

51	Morningstar classifies Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio as Municipal Single State Short and Short Duration Diversified Municipal Portfolio as Municipal National Short. Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio both have a 1-star rating while Short Duration California New York Municipal Portfolio has a 2-star rating from Morningstar. On the other hand, Lipper classifies Short Duration California Municipal Portfolio as California Short-Intermediate Municipal Debt, Short Duration Diversified Municipal Portfolio as Short Duration Municipal Debt, and Short Duration New York Municipal Portfolio as Other States Short-Intermediate Municipal Debt.

134	• AB BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Municipal Portfolio[52]
1 year	5.06	6.25	6.23	2/2	26/32
3 year	3.81	4.93	5.09	2/2	29/30
5 year	3.42	4.58	4.65	2/2	26/27
10 year	4.19	4.70	4.83	2/2	18/22

Diversified Municipal Portfolio[52]
1 year	4.99	6.22	6.30	15/15	135/157
3 year	3.74	5.25	5.25	14/14	136/145
5 year	3.35	4.89	4.73	14/14	111/122
10 year	4.19	4.94	4.92	11/11	73/79

New York Municipal Portfolio[52]
1 year	5.46	5.88	5.72	2/2	17/25
3 year	3.84	4.65	4.91	2/2	23/23
5 year	3.38	4.19	4.34	2/2	20/21
10 year	4.20	4.63	4.59	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)53 versus their benchmarks.54, 55

52

Morningstar classifies California Municipal Portfolio and New York Municipal Portfolio as Municipal Single State Short Fund, and Diversified Municipal Portfolio as Municipal National Short Fund. In contrast, Lipper classifies California Municipal Portfolio, New York Municipal Portfolio, and Diversified Municipal Portfolio in its California, New York, and National Intermediate Municipal categories, respectively. Accordingly, this difference, short versus intermediate, has an impact on how these Portfolios are ranked. Morningstar has provided each Portfolio a 5-star overall rating (as of July 31, 2016), while Lipper has ranked each Portfolio either in the 4th or 5th quintile among the Portfolios PG and PU peers.

53	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

54	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2016.

55	On August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The transaction included the widely used Barclays benchmark indices, which subsequently were rebranded as “Bloomberg Barclays.”

AB BLENDED STYLE FUNDS •	135

	Periods Ending July 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-3.09	2.41	1.86	-1.09	5.37
MSCI EAFE Index[56]	-7.53	2.00	3.02	1.98	5.58
Inception Date: June 22,1992

International Portfolio	-3.28	2.31	1.72	-1.11	2.75
MSCI EAFE Index	-7.53	2.00	3.02	1.98	3.29
Inception Date: April 30, 1999

Emerging Markets Portfolio	-0.85	1.33	-2.96	2.57	6.40
MSCI Emerging Markets Index	-0.75	-0.29	-2.75	3.91	N/A
Inception Date: December 15, 1995

Short Duration Plus Portfolio	1.07	0.85	0.55	1.59	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.20	0.91	0.75	2.38	4.63
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.52	4.72	3.75	5.32	6.31
Bloomberg Barclays Capital U.S. Aggregate Bond Index	5.94	4.23	3.57	5.06	6.59
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.25	0.19	0.27	1.46	2.35
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.92	0.54	0.62	1.69	2.60
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.73	0.47	0.56	1.62	2.46
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

California Municipal Portfolio	4.41	3.16	2.77	3.54	4.48
Bloomberg Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.06
Inception Date: August 6, 1990

56	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

136	• AB BLENDED STYLE FUNDS

	Periods Ending July 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Diversified Municipal Portfolio	4.42	3.18	2.79	3.61	4.70
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

New York Municipal Portfolio	4.83	3.21	2.75	3.57	4.71
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Senior Officer’s conclusion is that the Portfolios’ investment advisory fees, with the advisory fee waivers currently in effect, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Adviser proposed to contractually reduce the equity Portfolios’ advisory fees by 2.5 basis points, eliminate the 5 basis points advisory fee waiver for Tax-Managed International Portfolio and International Portfolio and the 2.5 basis points advisory fee waiver for Emerging Markets Portfolio, and increase Tax-Managed International Portfolio’s and International Portfolio’s expense caps by 3 basis points. However, in light of a changing advisory fee and expense ratio environment as a result of financial intermediaries’ response to the Department of Labor’s (“DoL”) new Fiduciary Rule and competitive pressure, the Senior Officer noted that the Directors may want to maintain the status quo with respect to the Portfolios’ advisory fee waivers and expense caps. The Senior Officer’s conclusion with respect to each Portfolio is based on an evaluation of all of these factors noted in the Senior Officer’s evaluation and no single factor was dispositive.

Dated: November 18, 2016

AB BLENDED STYLE FUNDS •	137

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

138	• AB BLENDED STYLE FUNDS

AB Family of Funds

NOTES

AB BLENDED STYLE FUNDS •	139

NOTES

140	• AB BLENDED STYLE FUNDS

AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0916

SEP    09.30.16

ANNUAL REPORT

AB SHORT DURATION PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 16, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2016.

Investment Objective and Policies

The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P, the “Adviser”, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

AB SHORT DURATION PORTFOLIO •	1

Investment Results

The table on page 10 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2016.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. During the six-month period, Class A shares outperformed the benchmark, while Class B shares performed in line with the benchmark and Class C shares underperformed, before sales charges. Yield-curve positioning detracted from relative performance in both periods, primarily due to an overweight in two-year maturities along the US yield curve. Sector allocation contributed to returns in both periods, due to an overweight in commercial mortgage-backed securities. Security selection did not have a meaningful impact on overall performance in either period.

During both periods, the Portfolio utilized derivatives including currency forwards to hedge currency risk. Credit default swaps were utilized to gain exposure to the commercial mortgage-backed securities market. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended September 30, 2016, as global growth trends and central bank actions in the world’s largest economies continued to move in different directions. After declining through the end of 2015 and the beginning of 2016, oil prices rebounded on the back of decreased global supply and a tentative deal struck by the Organization of Petroleum Exporting Countries to limit crude production, which contributed to a rally in emerging-market debt sectors. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period. In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been widely anticipated and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity.

Central banks around the globe cut rates, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Perhaps the headline of the period, volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a

2	• AB SHORT DURATION PORTFOLIO

surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets also began to stabilize, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while investors were disappointed by Japan’s fiscal and monetary stimulus measures, and then in September the Bank of Japan surprised markets—and opened up a host of questions—by announcing a plan to anchor the 10-year yield near 0%.

In the 12-month period, developed-market treasury yields generally fell, with UK yields reaching historic lows in the months following the Brexit referendum in June. Trillions of dollars’ worth of government debt around the world lingered in negative territory. In the 12-month period, developed-market treasuries generally outperformed emerging-

market local-currency government bonds and investment-grade credit securities, but lagged the double-digit rally in global high-yield. Within high yield, commodity-linked sectors generally had the best performance—helped by the recent bounce in oil prices—with energy up the most in the six-month period and basic industries rising most in the 12-month period. Though consumer-related sectors mostly had positive returns as well, they generally lagged the high-yield rally.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB SHORT DURATION PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 1-3 Year US Treasury Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying

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AB SHORT DURATION PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

security, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SHORT DURATION PORTFOLIO •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SHORT DURATION PORTFOLIO •	9

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Short Duration Portfolio*
Class A	0.50%	0.64%

Class B†	0.42%	0.31%

Class C	0.39%	0.42%

BofA ML 1-3 Year US Treasury Index	0.42%	0.88%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended September 30, 2016, by 0.05% and 0.05%, respectively. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.03%.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

10	• AB SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.77%
1 Year	0.64%	-3.62%
5 Years	0.29%	-0.58%
10 Years	1.14%	0.69%

Class B Shares			0.06%
1 Year	0.31%	-2.69%
5 Years	-0.01%	-0.01%
10 Years(a)	0.73%	0.73%

Class C Shares			0.05%
1 Year	0.42%	-0.58%
5 Years	0.02%	0.02%
10 Years	0.66%	0.66%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.62%
5 Years	-0.58%
10 Years	0.69%

Class B Shares
1 Year	-2.69%
5 Years	-0.01%
10 Years(a)	0.73%

Class C Shares
1 Year	-0.58%
5 Years	0.02%
10 Years	0.66%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.72% and 1.72% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

AB SHORT DURATION PORTFOLIO •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	• AB SHORT DURATION PORTFOLIO

Expense Example

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.00	$4.86	0.97%
Hypothetical**	$1,000	$1,020.15	$4.90	0.97%
Class B
Actual	$1,000	$1,004.20	$5.96	1.19%
Hypothetical**	$1,000	$1,019.05	$6.01	1.19%
Class C
Actual	$1,000	$1,003.90	$6.01	1.20%
Hypothetical**	$1,000	$1,019.00	$6.06	1.20%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SHORT DURATION PORTFOLIO •	13

Expense Example

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $350.0

*	All data are as of September 30, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14	• AB SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 23.0%
Financial Institutions – 14.1%
Banking – 13.1%
ABN AMRO Bank NV 2.50%, 10/30/18(a)	U.S.$	1,498	$1,524,915
American Express Credit Corp. 2.125%, 3/18/19		820	833,355
Bank of America NA 1.65%, 3/26/18		860	863,569
Bank of Montreal 1.35%, 8/28/18		1,330	1,327,940
Barclays PLC 2.00%, 3/16/18		880	881,048
BB&T Corp. 2.25%, 2/01/19		1,000	1,019,048
BNP Paribas SA 2.375%, 9/14/17-5/21/20		2,421	2,446,993
Capital One Bank USA NA 1.15%, 11/21/16		1,000	1,000,203
Capital One NA/Mclean VA 1.85%, 9/13/19		1,000	999,854
Citigroup, Inc. 1.277% (LIBOR 3 Month + 0.52%), 5/01/17(b)		898	898,538
1.525% (LIBOR 3 Month + 0.70%), 11/24/17(b)		992	994,777
2.05%, 6/07/19		860	866,548
Compass Bank 1.85%, 9/29/17		950	948,843
Credit Agricole SA/London 3.00%, 10/01/17(a)		1,400	1,421,294
Credit Suisse AG/New York, NY Series G 1.375%, 5/26/17		1,196	1,194,701
Danske Bank A/S 1.65%, 9/06/19(a)		1,000	998,696
Deutsche Bank AG Series G 2.85%, 5/10/19		860	841,490
Fifth Third Bank/Cincinnati OH 1.15%, 11/18/16		940	940,010
Goldman Sachs Group, Inc. (The) 1.875% (LIBOR 3 Month + 1.16%), 4/23/20(b)		876	881,437
HSBC USA, Inc. 1.70%, 3/05/18		884	885,812
Huntington National Bank (The) 2.20%, 11/06/18		940	951,738

AB SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ING Bank NV 2.50%, 10/01/19(a)	U.S.$	1,000	$1,020,678
JPMorgan Chase & Co. 1.352% (LIBOR 3 Month + 0.51%), 3/01/18(b)		896	895,856
2.295%, 8/15/21		568	569,236
KeyBank NA/Cleveland OH 1.70%, 6/01/18		1,270	1,276,215
Lloyds Bank PLC 1.75%, 3/16/18		1,539	1,539,883
Lloyds Banking Group PLC 3.10%, 7/06/21		800	817,362
Mizuho Bank Ltd. 1.307% (LIBOR 3 Month + 0.45%), 9/25/17(a)(b)		1,935	1,932,190
Morgan Stanley 1.875%, 1/05/18		859	862,508
5.625%, 9/23/19		888	983,424
Nordea Bank AB 2.375%, 4/04/19(a)		975	992,794
PNC Bank NA 1.80%, 11/05/18		940	948,009
Royal Bank of Canada Series G 1.80%, 7/30/18		990	996,843
Santander UK Group Holdings PLC 2.875%, 8/05/21		800	801,208
Societe Generale SA 2.75%, 10/12/17		1,220	1,235,189
Svenska Handelsbanken AB 1.50%, 9/06/19		995	991,746
UBS AG/Stamford CT Series G 1.80%, 3/26/18		1,372	1,374,730
US Bank NA/Cincinnati OH 1.223% (LIBOR 3 Month + 0.48%), 10/28/19(b)		714	711,890
1.40%, 4/26/19		870	869,236
1.45%, 1/29/18		1,000	1,002,778
Wells Fargo & Co. 2.125%, 4/22/19		1,427	1,446,765
Westpac Banking Corp. 1.60%, 8/19/19		350	350,015
1.65%, 5/13/19		1,380	1,381,572

			45,720,936

Insurance – 1.0%
Aetna, Inc. 1.90%, 6/07/19		1,050	1,059,635

16	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 1.756%, 12/15/17	U.S.$	1,271	$1,275,919
Pricoa Global Funding I 1.45%, 9/13/19(a)		1,000	996,996
Principal Life Global Funding II 1.50%, 4/18/19(a)		236	235,853

			3,568,403

			49,289,339

Industrial – 8.4%
Basic – 0.9%
Dow Chemical Co. (The) 8.55%, 5/15/19		700	820,992
Lubrizol Corp. 8.875%, 2/01/19		739	863,793
Monsanto Co. 0.988% (LIBOR 3 Month + 0.20%), 11/07/16(b)		1,590	1,589,574

			3,274,359

Capital Goods – 0.1%
Caterpillar Financial Services Corp. 1.931%, 10/01/21(a)		326	325,485

Communications - Media – 0.3%
NBCUniversal Media LLC 5.15%, 4/30/20		880	987,218

Communications - Telecommunications – 0.8%
America Movil SAB de CV 5.00%, 3/30/20		744	817,617
AT&T, Inc. 1.40%, 12/01/17		2,035	2,035,555

			2,853,172

Consumer Cyclical - Automotive – 2.3%
American Honda Finance Corp. 1.20%, 7/12/19		1,185	1,178,058
Daimler Finance North America LLC 1.50%, 7/05/19(a)		1,350	1,340,429
Ford Motor Credit Co. LLC 1.461%, 3/27/17		1,027	1,028,222
General Motors Financial Co., Inc. 3.10%, 1/15/19		960	978,555
Harley-Davidson Financial Services, Inc. 2.25%, 1/15/19(a)		1,115	1,133,387
Hyundai Capital Services, Inc. 1.625%, 8/30/19(a)		830	827,378
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,594,962

			8,080,991

AB SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Lowe’s Cos., Inc. 1.15%, 4/15/19	U.S.$	273	$272,672

Consumer Non-Cyclical – 2.1%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,006,570
Actavis, Inc. 6.125%, 8/15/19		852	951,245
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		825	832,965
Celgene Corp. 2.125%, 8/15/18		952	962,172
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,885,839
Mylan NV 2.50%, 6/07/19(a)		850	857,549

			7,496,340

Energy – 0.4%
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		1,480	1,507,634

Services – 0.5%
eBay, Inc. 2.50%, 3/09/18		431	437,095
Visa, Inc. 2.20%, 12/14/20		1,180	1,210,174

			1,647,269

Technology – 0.9%
Cisco Systems, Inc. 1.115% (LIBOR 3 Month + 0.28%), 3/03/17(b)		1,515	1,516,700
Microsoft Corp. 1.10%, 8/08/19		840	837,321
QUALCOMM, Inc. 1.40%, 5/18/18		804	805,283

			3,159,304

			29,604,444

Utility – 0.5%
Electric – 0.5%
Dominion Resources, Inc./VA Series B 1.60%, 8/15/19		844	842,425
Georgia Power Co. 1.95%, 12/01/18		930	946,274

			1,788,699

Total Corporates – Investment Grade (cost $80,466,057)			80,682,482

18	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 18.9%
United States – 18.9%
U.S. Treasury Notes 0.75%, 1/31/18	U.S.$	24,656	$24,664,979
0.875%, 11/30/17(c)		22,089	22,132,140
0.88%, 9/15/19		9,575	9,578,740
1.25%, 4/30/19		7,383	7,458,845
1.375%, 1/31/21		2,199	2,223,053

Total Governments – Treasuries (cost $65,942,901)			66,057,757

ASSET-BACKED SECURITIES – 17.2%
Autos-Fixed Rate – 8.8%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		629	630,985
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,099	1,103,348
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		70	69,750
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,098,239
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,876,367
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,131	1,132,607
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		502	501,961
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		1,558	1,566,029
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		772	775,972
Drive Auto Receivables Trust Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		52	51,862
Series 2016-BA, Class A2 1.38%, 8/15/18(a)		788	787,538
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		68	67,885

AB SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-2, Class A2 1.05%, 3/20/20(a)	U.S.$	540	$538,997
Series 2015-1, Class A2 1.30%, 9/20/20(a)		762	760,313
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		838	840,829
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)		964	963,154
Ford Credit Auto Owner Trust Series 2013-A, Class D 1.86%, 8/15/19		752	753,944
Series 2014-2, Class A 2.31%, 4/15/26(a)		1,274	1,305,746
Series 2016-1, Class A 2.31%, 8/15/27(a)		728	746,267
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		1,300	1,299,570
Series 2016-1, Class A1 1.76%, 2/15/21		587	590,753
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		1,020	1,025,553
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		469	468,573
Series 2016-1, Class A1 1.96%, 5/17/21(a)		853	858,908

Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,310	1,310,862
Series 2015-1, Class A3 1.41%, 6/15/20		492	492,997
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(a)		470	469,096
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	937,462
Series 2016-1A, Class A 2.32%, 3/25/20(a)		566	568,845
Honda Auto Receivables Owner Trust Series 2015-4, Class A3 1.23%, 9/23/19		822	822,197

20	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	U.S.$	154	$154,313
Series 2015-B, Class A3 1.40%, 11/15/18(a)		496	496,523
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		585	585,725
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		941	942,676
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		850	861,210
Series 2015-3, Class A2A 1.02%, 9/17/18		47	47,363
Series 2015-4,Class A2A 1.20%, 12/17/18		103	102,425
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		77	77,272
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		751	750,198
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19(a)		471	470,611
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		299	298,492
Series 2016-2A, Class A2 1.57%, 6/17/19(a)		500	499,469
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		841	839,098
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		266	266,304

			30,808,288

AB SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards-Floating Rate – 2.6%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 1.054% (LIBOR 1 Month + 0.53%), 2/18/20(a)(b)	U.S.$	1,300	$1,301,326
Series 2014-1, Class A 0.874% (LIBOR 1 Month + 0.35%), 3/16/20(b)		1,200	1,200,000
Chase Issuance Trust Series 2013-A6, Class A6 0.944% (LIBOR 1 Month + 0.42%), 7/15/20(b)		2,388	2,397,020
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.954% (LIBOR 1 Month + 0.43%), 7/15/21(b)		895	899,161
Series 2015-A1, Class A1 0.874% (LIBOR 1 Month + 0.35%), 8/17/20(b)		1,003	1,005,793
First National Master Note Trust Series 2013-2, Class A 1.054% (LIBOR 1 Month + 0.53%), 10/15/19(b)		912	912,057
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.004% (LIBOR 1 Month + 0.48%), 2/15/22(b)		1,347	1,349,568

			9,064,925

Credit Cards-Fixed Rate – 2.5%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	774,481
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,299,520
Series 2015-2, Class A 1.56%, 3/15/21		641	644,595
Series 2015-4, Class A 1.72%, 8/16/21		627	631,166
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		814	827,342
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,193	1,213,952
Series 2015-3, Class A 1.74%, 9/15/21		780	785,652

22	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-1, Class A 2.04%, 3/15/22	U.S.$	821	$832,151
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		610	612,933
Series 2016-B, Class A 1.44%, 6/15/22		1,218	1,218,065

			8,839,857

Other ABS-Fixed Rate – 1.7%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		265	265,724
CNH Equipment Trust Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,363,437
Series 2014-B, Class A4 1.61%, 5/17/21		1,300	1,306,517
Series 2015-A, Class A4 1.85%, 4/15/21		655	662,324
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		307	307,405
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		403	404,952
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		518	526,383

			5,836,742

Autos-Floating Rate – 1.6%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.094% (LIBOR 1 Month + 0.57%), 1/15/22(b)		1,003	1,003,827
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.068% (LIBOR 1 Month + 0.55%), 12/10/27(a)(b)		255	255,367
Series 2014-1, Class A 0.918% (LIBOR 1 Month + 0.40%), 4/10/28(a)(b)		574	574,480
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(a)(b)		776	776,194

AB SHORT DURATION PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.032% (LIBOR 1 Month + 1.50%), 10/20/20(a)(b)	U.S.$	957	$956,999
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.882% (LIBOR 1 Month + 0.35%), 7/22/19(a)(b)		300	299,351
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.912% (LIBOR 1 Month + 0.38%), 7/20/19(b)		615	614,806
Series 2015-1, Class A 1.032% (LIBOR 1 Month + 0.50%), 1/20/20(b)		1,055	1,052,606

			5,533,630

Home Equity Loans-Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	– 0	–

Total Asset-Backed Securities (cost $59,816,398)			60,083,442

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.6%
Non-Agency Fixed Rate CMBS – 8.5%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14, Class A4 5.201%, 12/11/38		694	693,713
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.973%, 4/10/46(f)		14,326	855,042
Series 2015-GC29, Class A2 2.674%, 4/10/48		1,025	1,055,445
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		126	125,621
Series 2012-CR4, Class A1 0.704%, 10/15/45		358	357,446
Series 2013-CR6, Class A1 0.719%, 3/10/46		852	849,614
Series 2013-CR6, Class A2 2.122%, 3/10/46		988	993,324
Series 2013-LC6, Class A1 0.724%, 1/10/46		237	236,174

24	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-LC6, Class XA 1.856%, 1/10/46(f)	U.S.$	1,907	$113,203
Series 2014-CR16, Class A2 3.042%, 4/10/47		1,281	1,319,957
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,560	1,610,479
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		37	37,393
Series 2007-C4, Class A4 6.134%, 9/15/39		915	936,093
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.748%, 2/10/46(f)		11,785	896,093
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		489	496,356
Series 2014-GC20, Class A2 3.002%, 4/10/47		1,500	1,542,544
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		53	53,192
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,087	2,105,543
Series 2010-C2, Class D 5.734%, 11/15/43(a)		655	695,029
Series 2013-C10, Class A1 0.73%, 12/15/47		333	331,426
Series 2013-C13, Class A2 2.665%, 1/15/46		1,500	1,531,722
Series 2013-C16, Class A2 3.07%, 12/15/46		1,611	1,653,528
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		1,695	1,737,222
Series 2015-C28, Class A2 2.773%, 10/15/48		1,250	1,294,837
Series 2015-C29, Class A2 2.921%, 5/15/48		600	625,497
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		520	522,082
Series 2016-4, Class A2 2.579%, 3/10/49(a)		587	587,731
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class A2 3.119%, 8/15/47		1,092	1,137,736

AB SHORT DURATION PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C23, Class A2 2.982%, 7/15/50	U.S.$	930	$968,753
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		335	340,017
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		245	244,682
Series 2013-C5, Class A1 0.779%, 3/10/46		877	874,543
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		45	44,667
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		515	513,800
Series 2015-NXS1, Class A2 2.632%, 5/15/48		557	573,514
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class XA 1.862%, 12/15/45(a)(f)		1,643	121,004
Series 2012-C6, Class XA 2.41%, 4/15/45(a)(f)		956	79,794
Series 2012-C9, Class A1 0.673%, 11/15/45		575	573,279
Series 2013-C12, Class A1 0.735%, 3/15/48		8	8,161
Series 2014-C24, Class A2 2.863%, 11/15/47		900	933,456

			29,669,712

Non-Agency Floating Rate CMBS – 1.5%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51(g)		1,574	1,610,047
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.444% (LIBOR 1 Month + 0.92%), 6/15/29(a)(b)		1,087	1,081,224
Series 2015-SGP, Class A 2.224% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)		470	468,944
Morgan Stanley Capital I Trust Series 2007-IQ14, Class A4 5.692%, 4/15/49(g)		833	842,269
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.58% (LIBOR 1 Month + 1.05%), 4/15/32(a)(b)		217	215,009

26	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	U.S.$	1,162	$1,149,928

			5,367,421

Agency CMBS – 0.6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		1,971	2,060,752
Government National Mortgage Association Series 2006-51, Class IO 0.617%, 8/16/46(f)		1,112	37,926

			2,098,678

Total Commercial Mortgage-Backed Securities (cost $37,471,819)			37,135,811

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.0%
Risk Share Floating Rate – 4.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.025% (LIBOR 1 Month + 4.50%), 4/25/26(b)(e)		413	416,078
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.375% (LIBOR 1 Month + 0.85%), 4/25/24(b)		35	34,810
Series 2014-HQ1, Class M1 2.175% (LIBOR 1 Month + 1.65%), 8/25/24(b)		43	42,610
Series 2014-HQ2, Class M1 1.975% (LIBOR 1 Month + 1.45%), 9/25/24(b)		183	183,664
Series 2015-DNA3, Class M1 1.875% (LIBOR 1 Month + 1.35%), 4/25/28(b)		328	328,301
Series 2015-DNA3, Class M2 3.375% (LIBOR 1 Month + 2.85%), 4/25/28(b)		1,000	1,030,865
Series 2015-HQ2, Class M2 2.475% (LIBOR 1 Month + 1.95%), 5/25/25(b)		800	819,206
Series 2015-HQA1, Class M2 3.175% (LIBOR 1 Month + 2.65%), 3/25/28(b)		1,000	1,023,203

AB SHORT DURATION PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class M1 1.675% (LIBOR 1 Month + 1.15%), 5/25/28(b)	U.S.$	169	$169,344
Series 2016-DNA2, Class M1 1.775% (LIBOR 1 Month + 1.25%), 10/25/28(b)		992	994,131
Series 2016-DNA3, Class M1 1.625% (LIBOR 1 Month + 1.10%), 12/25/28(b)		461	461,644
Series 2016-DNA4, Class M1 1.324% (LIBOR 1 Month + 0.80%), 3/25/29(b)		334	334,145
Series 2016-HQA1, Class M1 2.275% (LIBOR 1 Month + 1.75%), 9/25/28(b)		767	770,885
Series 2016-HQA2, Class M2 2.775% (LIBOR 1 Month + 2.25%), 11/25/28(b)		542	553,406
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/23(b)		289	292,967
Series 2014-C01, Class M1 2.125% (LIBOR 1 Month + 1.60%), 1/25/24(b)		889	895,890
Series 2014-C02, Class 1M1 1.475% (LIBOR 1 Month + 0.95%), 5/25/24(b)		857	858,278
Series 2014-C02, Class 2M1 1.475% (LIBOR 1 Month + 0.95%), 5/25/24(b)		752	752,621
Series 2014-C04, Class 2M1 2.625% (LIBOR 1 Month + 2.10%), 11/25/24(b)		231	231,944
Series 2015-C01, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 2/25/25(b)		93	92,616
Series 2015-C03, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(b)		230	230,407
Series 2016-C02, Class 1M1 2.675% (LIBOR 1 Month + 2.15%), 9/25/28(b)		765	776,222
Series 2016-C03, Class 1M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/28(b)		1,275	1,292,222

28	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2016-C03, Class 2M1 2.725% (LIBOR 1 Month + 2.20%), 10/25/28(b)	U.S.$	554	$561,266
Series 2016-C04, Class 1M1 1.975% (LIBOR 1 Month + 1.45%), 1/25/29(b)		316	317,929
Series 2016-C05, Class 2M1 1.875% (LIBOR 1 Month + 1.35%), 1/25/29(b)		300	301,429
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.275% (LIBOR 1 Month + 2.75%), 11/25/25(a)(b)		167	166,795
Series 2015-WF1, Class 2M1 3.375% (LIBOR 1 Month + 2.85%), 11/25/25(b)(e)		214	213,998

			14,146,876

Agency Floating Rate – 2.4%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 1.024% (LIBOR 1 Month + 0.50%), 6/15/39(b)		1,151	1,151,690
Series 4286, Class VF 0.974% (LIBOR 1 Month + 0.45%), 12/15/43(b)		1,219	1,217,234
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.875% (LIBOR 1 Month + 0.35%), 6/25/43(b)		1,145	1,140,354
Series 2014-49, Class AF 0.814% (LIBOR 1 Month + 0.32%), 8/25/44(b)		1,981	1,962,084
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 1.079% (LIBOR 1 Month + 0.56%), 12/08/20(b)		2,824	2,828,723

			8,300,085

Agency Fixed Rate – 2.3%
Federal Home Loan Mortgage Corp. REMICs Series 3948, Class DA 3.00%, 12/15/24		2,062	2,112,799
Series 4029, Class NE 2.50%, 3/15/41		2,281	2,331,061

AB SHORT DURATION PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2010-9, Class EA 3.50%, 1/25/24	U.S.$	598	$610,757
Series 2011-39, Class DA 3.50%, 7/25/24		154	153,816
Series 2014-54, Class LA 3.00%, 2/25/44		979	997,069
Series 2015-72, Class PC 3.00%, 10/25/43		1,900	1,956,885

			8,162,387

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.05% (H15T 1 Year + 0.47%), 2/25/42(a)(b)		851	726,484

Total Collateralized Mortgage Obligations (cost $31,356,531)			31,335,832

INFLATION-LINKED SECURITIES – 2.4%
United States – 2.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		3,162	3,216,153
1.125%, 1/15/21 (TIPS)		4,782	5,089,637

Total Inflation-Linked Securities (cost $8,279,530)			8,305,790

MORTGAGE PASS-THROUGHS – 1.5%
Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 2.33% (LIBOR 6 Month + 1.42%), 1/01/37(b)		7	7,344

Agency Fixed Rate 15-Year – 0.4%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		512	550,414
6.50%, 3/01/26		721	788,407
Federal National Mortgage Association Series 2001 6.00%, 11/01/16-12/01/16		2	2,379
6.00%, 12/01/21		7	7,830
Series 2002 6.00%, 2/01/17		7	6,781

			1,355,811

30	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 30-Year – 1.1%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40	U.S.$	2,374	$2,709,362
Government National Mortgage Association Series 2002 7.50%, 3/15/32		112	139,895
5.00%, 10/15/39		1,025	1,160,155

			4,009,412

Total Mortgage Pass-Throughs (cost $5,206,106)			5,372,567

COVERED BONDS – 0.5%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,863,218)		1,865	1,868,545

SHORT-TERM INVESTMENTS – 10.1%
Agency Discount Note – 4.2%
Federal Home Loan Banks Zero Coupon 1/25/17-3/24/17 (cost $14,737,126)		14,767	14,737,126

Governments – Treasuries – 4.0%
Japan – 4.0%
Japan Treasury Discount Bill Series 622 Zero Coupon, 10/24/16 (cost $13,426,270)	JPY	1,420,000	14,005,813

Certificates of Deposit – 1.9%
Bank of Nova Scotia/Houston 1.141% (LIBOR 1 Month + 0.61%), 3/17/17(b)	U.S.$	3,250	3,250,000
Cooperatieve Rabobank UA 1.115% (LIBOR 1 Month + 0.59%), 2/24/17(b)		3,338	3,338,000

Total Certificates of Deposit (cost $6,588,000)			6,588,000

Total Short-Term Investments (cost $34,751,396)			35,330,939

Total Investments – 93.2% (cost $325,153,956)			326,173,165
Other assets less liabilities – 6.8%			23,854,754

Net Assets – 100.0%			$350,027,919

AB SHORT DURATION PORTFOLIO •	31

Portfolio of Investments

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	706	December 2016	$154,242,226	$154,238,938	$ (3,288)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	62	December 2016	7,534,859	7,533,969	890
U.S. T-Note 10 Yr (CBT) Futures	16	December 2016	2,086,724	2,098,000	(11,276)

					$ (13,674)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	JPY 1,421,004	USD 13,474	10/27/16	$(552,731)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	4.86%	$330	$(29,469)	$(33,828)	$4,359
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	168	(15,002)	(14,948)	(54)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	132	(11,788)	(11,501)	(287)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	607	(54,205)	(52,886)	(1,319)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	209	(18,664)	(13,373)	(5,291)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	504	(45,007)	(35,030)	(9,977)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	860	(76,798)	(63,883)	(12,915)

				$(250,933)	$(225,449)	$(25,484)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $47,235,559 or 13.5% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.

32	• AB SHORT DURATION PORTFOLIO

Portfolio of Investments

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Fair valued by the Adviser.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.18% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.025%, 4/25/26	4/29/16	$413,494	$416,078		0.12%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	13,205	– 0	–	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.375%, 11/25/25	9/28/15	213,944	213,998		0.06%

(f)	IO – Interest Only.

(g)	Variable rate coupon, rate shown as of September 30, 2016.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BA – Banker’s Acceptance

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2016

Assets
Investments in securities, at value	$326,173,165
Cash	20,829,007
Cash collateral due from broker	427,936
Due from custodian	104,627
Receivables:
Interest	784,111
Capital shares sold	12,614,958
Unrealized appreciation of credit default swaps	4,359

Total assets	360,938,163

Liabilities
Payables:
Dividends to shareholders	75,770
Investment securities purchased	9,583,369
Capital shares redeemed	182,590
Margin owed to broker on exchange-traded derivatives	41,764
Management fee	118,105
Shareholder servicing fee	24,362
Transfer Agent fee	4,888
Distribution fee	14,420
Accrued expenses	56,953
Unrealized depreciation of forward currency exchange contracts	552,731
Unrealized depreciation of credit default swaps	29,843
Upfront premium received on credit default swaps	225,449

Total liabilities	10,910,244

Net Assets	$350,027,919

Cost of investments	$325,153,956

Shares of capital stock outstanding
Net asset value, offering and redemption price per share
Net Assets Consist of:
Capital stock, at par	$29,796
Additional paid-in capital	368,771,125
Distributions in excess of net investment income	119,740
Accumulated net realized gain (loss) on investment and foreign currency transactions	(19,320,062)
Net unrealized appreciation/depreciation of:
Investments, futures, and credit default swaps	980,051
Foreign currency denominated assets and liabilities	(552,731)

$350,027,919

See notes to financial statements.

34	• AB SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$313,719,535
Shares of capital stock outstanding	26,705,730

Net asset value and offering price per share	$11.75

Class A Shares
Net Assets	$25,614,667
Shares of capital stock outstanding	2,178,574

Net asset value and redemption price per share	$11.76
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.28

Class B Shares
Net Assets	$111,316
Shares of capital stock outstanding	9,487

Net asset value and offering price per share	$11.73

Class C Shares
Net Assets	$10,582,401
Shares of capital stock outstanding	902,153

Net asset value and offering price per share	$11.73

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2016

Investment Income
Income:
Interest	$4,376,003
Other income(a)	104,627

Total income		$4,480,630

Expenses:
Management fee (see Note 2A)	1,470,523
Shareholder servicing fee (see Note 2B)	281,499
Custodian fee	148,515
Transfer Agent fee—Non-Retail Class	20,490
Transfer Agent fee—Class A	38,173
Transfer Agent fee—Class B	345
Transfer Agent fee—Class C	16,125
Distribution fees—Class A	72,745
Distribution fees—Class B	2,193
Distribution fees—Class C	128,453
Printing fees	36,229
Auditing and tax fees	23,645
Directors’ fees and expenses	10,743
Registration fees	66,764
Legal fees	7,840
Miscellaneous	27,025

Total expenses	2,351,307
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(71,855)

Net expenses		2,279,452

Net investment income		2,201,178

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(92,613)
Futures		96,369
Swaps		14,361
Foreign currency transactions		360,393

Net realized gain (loss) on investment transactions		378,510

Net change in unrealized appreciation/depreciation of:
Investments		1,098,432
Futures		(58,752)
Swaps		(25,484)
Foreign currency denominated assets and liabilities		(829,160)

Net change in unrealized appreciation/depreciation of investments		185,036

Net realized and unrealized gain on investment transactions		563,546

Net Increase in Net Assets Resulting from Operations		$2,764,724

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

36	• AB SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,201,178	$1,551,360
Net realized gain (loss) on investment and foreign currency transactions	378,510	(447,811)
Net change in unrealized appreciation/depreciation of investments	185,036	992,425

Net increase in net assets resulting from operations	2,764,724	2,095,974
Dividends from net investment income
Short Duration Plus Class	(2,439,476)	(2,012,483)
Class A	(174,071)	(176,176)
Class B	(573)	(935)
Class C	(41,049)	(23,335)

Total dividends to shareholders	(2,655,169)	(2,212,929)

Capital-Share Transactions:
Net proceeds from sales of shares	219,786,780	138,678,328
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	2,055,294	1,647,007

Total proceeds from shares sold	221,842,074	140,325,335
Cost of shares redeemed	(184,462,486)	(211,488,505)

Net increase (decrease) in net assets from capital-share transactions	37,379,588	(71,163,170)

Net increase (decrease) in net assets	37,489,143	(71,280,125)
Net Assets:
Beginning of period	312,538,776	383,818,901

End of period(a)	$350,027,919	$312,538,776

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$119,740	$(258,632)

(a)	See page 68 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See notes to financial statements.

AB SHORT DURATION PORTFOLIO •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE 1.

Organization and Significant Accounting Policies

The AB Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 17 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AB Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

38	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives

AB SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will

40	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2016:

INVESTMENTS IN SECURITIES:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Investment Grade	$	– 0	–	$80,356,997		$325,485		$80,682,482
Governments – Treasuries		– 0	–	66,057,757		– 0	–	66,057,757
Asset-Backed Securities		– 0	–	58,844,702		1,238,740	(a)	60,083,442
Commercial Mortgage-Backed Securities		– 0	–	34,708,948		2,426,863		37,135,811
Collateralized Mortgage Obligations		– 0	–	30,919,754		416,078		31,335,832
Inflation-Linked Securities		– 0	–	8,305,790		– 0	–	8,305,790
Mortgage Pass-Throughs		– 0	–	5,372,567		– 0	–	5,372,567
Covered Bonds		– 0	–	1,868,545		– 0	–	1,868,545
Short-Term Investments:
Agency Discount Notes		– 0	–	14,737,126		– 0	–	14,737,126
Governments – Treasuries		– 0	–	14,005,813		– 0	–	14,005,813
Certificates of Deposit		– 0	–	6,588,000		– 0	–	6,588,000

Total Investments in Securities		– 0	–	321,765,999		4,407,166		326,173,165
Other Financial Instruments(b):
Assets:
Futures		890		– 0	–	– 0	–	890	(c)
Credit Default Swaps		– 0	–	4,359		– 0	–	4,359
Liabilities:
Futures		(14,564)		– 0	–	– 0	–	(14,564	)(c)
Forward Currency Exchange Contracts		– 0	–	(552,731)		– 0	–	(552,731)
Credit Default Swaps		– 0	–	(29,843)		– 0	–	(29,843)

Total(d)		$(13,674)		$321,187,784		$4,407,166		$325,581,276

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

42	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates – Investment Grade		Asset- Backed Securities(a)		Commercial Mortgage- Backed Securities
Balance as of 9/30/15	$ – 0	–	$6,453,950		$531,685
Accrued discounts/(premiums)	(2)		419		(1,918)
Realized gain (loss)	(2)		3,565		(3,850)
Change in unrealized appreciation/depreciation	(1,153)		6,872		1,860
Purchases/Payups	327,442		1,422,838		2,279,293
Sales/Paydowns	(800)		(3,622,863)		(380,207)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(3,026,041)		– 0	–

Balance as of 9/30/16	$325,485		$1,238,740		$2,426,863

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(b)	$(1,153)		$10,587		$1,860

	Collateralized Mortgage Obligations		Total
Balance as of 9/30/15	$5,570,960		$12,556,595
Accrued discounts/(premiums)	– 0	–	(1,501)
Realized gain (loss)	– 0	–	(287)
Change in unrealized appreciation/depreciation	1,871		9,450
Purchases/Payups	413,494		4,443,067
Sales/Paydowns	(553,001)		(4,556,871)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(5,017,246)		(8,043,287	)(c)

Balance as of 9/30/16	$416,078		$4,407,166

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(b)	$2,584		$13,878

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	An amount of $8,043,287 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

AB SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2016. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/16		Valuation Technique	Unobservable Input	Range / Weighted Average
Asset-Backed Securities	$–0	–	Qualitative Assessment		$0.00 / N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

44	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net

AB SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2016, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal

46	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio which includes reclassifications of foreign currency gain (loss), paydown gain (loss), the tax treatment of swaps, and the expiration of capital loss carryforwards is reflected as adjustments to components of capital as of September 30, 2016, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
$ (920,045)	$ 832,363	$ 87,682

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the

AB SHORT DURATION PORTFOLIO •	47

Notes to Financial Statements

capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,228 for the year ended September 30, 2016.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

48	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Effective January 30, 2015, payments under the Agreement in respect of Class A shares were limited to an annual rate of .25% of Class A shares’ average daily net assets attributable to the Retail Classes. For the period April 1, 2015 to June 30, 2015, the Distributor voluntarily reduced distribution service fees for the Short Duration Plus Portfolio Class A Shares to 0.20 of 1% of the Class A Shares’ average daily net assets. For the period July 1, 2015 to October 31, 2015, the Distributor further voluntarily reduced the Class A 12b-1 fees to zero. Effective April 1, 2012, the Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2016, such waiver amounted to $71,855.The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,336 and $1,015,381 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another

AB SHORT DURATION PORTFOLIO •	49

Notes to Financial Statements

AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $831 from sales of Class A shares and received $269, $30, and $542 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2016.

Brokerage commissions paid on investment transactions for the year ended September 30, 2016 amounted to $10,000, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein & Co., Ltd, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2016, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$80,216,765	$19,321,152
U.S. government securities	227,189,161	206,727,438

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$325,181,032

Gross unrealized appreciation	$1,801,316
Gross unrealized depreciation	(809,183)

Net unrealized appreciation	$992,133

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

50	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

AB SHORT DURATION PORTFOLIO •	51

Notes to Financial Statements

During the year ended September 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2016, the Portfolio held foreign-currency exchange contracts for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays)

52	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

AB SHORT DURATION PORTFOLIO •	53

Notes to Financial Statements

During the year ended September 30, 2016, the Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

54	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$890	*	Receivable/Payable for variation margin on exchange-traded derivatives	$14,564	*

Foreign exchange contracts				Unrealized depreciation on forward currency exchange contracts	552,731

Credit contracts	Unrealized appreciation on credit default swaps	4,359		Unrealized depreciation on credit default swaps	29,843

Total		$5,249			$597,138

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$96,369	$(58,752)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	392,344	(718,318)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,361	(25,484)

Total		$503,074	$(802,554)

AB SHORT DURATION PORTFOLIO •	55

Notes to Financial Statements

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2016:

Futures:
Average original value of buy contracts	$122,220,403
Average original value of sale contracts	$14,228,255
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,117,776	(a)
Average principal amount of sale contracts	$15,537,066	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$1,777,750	(c)
(a)	Positions were open for less than one month during the year.

(b)	Positions were open for nine months during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio’s as of September 30, 2016:

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$41,764	$	– 0	–		$(41,764)		$	– 0	–	$	– 0	–

Total	$41,764	$	– 0	–		$(41,764)		$	– 0	–	$	– 0	–

OTC Derivatives:
Credit Suisse International	$250,933	$	– 0	–	$	– 0	–		$(250,933)		$	– 0	–
JPMorgan Chase Bank, NA	552,731		– 0	–		– 0	–		– 0	–		552,731

Total	$803,664	$	– 0	–	$	– 0	–		$(250,933)			$552,731	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

56	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2016, the Portfolio had no transactions in dollar rolls.

AB SHORT DURATION PORTFOLIO •	57

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$2,655,169	$2,212,929

Total distributions paid	$2,655,169	$2,212,929

As of September 30, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	$186,506
Accumulated capital and other losses(a)	(19,875,872)
Unrealized appreciation/(depreciation)(b)	992,132

Total accumulated earnings/(deficit)(c)	$(18,697,234)

(a)

As of September 30, 2016 the Portfolio had capital loss carryforwards of $19,191,805 for federal income tax purposes. Additionally, the Portfolio had $920,045 of capital loss carryforwards expire during the fiscal year. As of September 30, 2016 the Portfolio deferred $684,067 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. These losses are deemed to arise on October 1, 2016.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the Portfolio had a net capital loss carryforward of $19,191,805 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
3,862,613	5,499,324	No expiration

58	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

AB SHORT DURATION PORTFOLIO •	59

Notes to Financial Statements

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support. The U.S. Government and foreign governments is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the

60	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

AB SHORT DURATION PORTFOLIO •	61

Notes to Financial Statements

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest

62	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. For example, in June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

AB SHORT DURATION PORTFOLIO •	63

Notes to Financial Statements

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.1 billion shares of common stock, par value $0.001 per share, of which 1 billion are allocated to the Short Duration Plus Portfolio It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the years ended September 30, 2016 and September 30, 2015, were as follows:

	Shares		Amount
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15

Short Duration Plus Class Shares
Shares sold	15,382,571	9,600,271	$180,335,599	$112,823,331

Shares issued to shareholders on reinvestment of dividends	160,829	127,991	1,885,626	1,503,428

Shares redeemed	(11,200,740)	(14,056,126)	(131,183,014)	(165,048,681)

Net increase (decrease)	4,342,660	(4,327,864)	51,038,211	(50,721,922)

Beginning of period	22,363,070	26,690,934	289,227,478	339,949,400

End of period	26,705,730	22,363,070	$340,265,689	$289,227,478

64	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/16	Year Ended 9/30/15
Class A Shares
Shares sold	3,050,696	1,866,695	$35,732,565	$21,933,404

Shares issued to shareholders on reinvestment of dividends	11,642	10,790	136,576	126,756

Shares converted from Class B	16,296	40,391	191,321	474,766

Shares redeemed	(3,958,239)	(3,433,003)	(46,342,232)	(40,358,831)

Net decrease	(879,605)	(1,515,127)	(10,281,770)	(17,823,905)

Beginning of period	3,058,179	4,573,306	39,832,225	57,656,130

End of period	2,178,574	3,058,179	$29,550,455	$39,832,225

Class B Shares
Shares sold	5,595	15,617	$65,474	$183,413

Shares issued to shareholders on reinvestment of dividends	50	65	582	766

Shares converted to Class A	(16,329)	(40,473)	(191,321)	(474,766)

Shares redeemed	(8,919)	(46,321)	(104,271)	(543,133)

Net decrease	(19,603)	(71,112)	(229,536)	(833,720)

Beginning of period	29,090	100,202	2,159,991	2,993,711

End of period	9,487	29,090	$1,930,455	$2,159,991

Class C Shares
Shares sold	296,082	278,256	$3,461,821	$3,263,414

Shares issued to shareholders on reinvestment of dividends	2,777	1,370	32,510	16,057

Shares redeemed	(567,330)	(431,468)	(6,641,648)	(5,063,094)

Net decrease	(268,471)	(151,842)	(3,147,317)	(1,783,623)

Beginning of period	1,170,624	1,322,466	15,325,086	17,108,709

End of period	902,153	1,170,624	$12,177,769	$15,325,086

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per

AB SHORT DURATION PORTFOLIO •	65

Notes to Financial Statements

share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.

Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

66	• AB SHORT DURATION PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2016	2015		2014	2013	2012

Net asset value, beginning of period	$ 11.75	$ 11.75		$ 11.75	$ 11.91	$ 11.89

Income From Investment Operations
Net investment income†	.05 ^	.03	(a)	.03	.01	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	.02		.02	(.10)	.07

Total from investment operations	.07	.05		.05	(.09)	.09

Less dividends:
Dividends from net investment income	(.06)	(.05)		(.05)	(.07)	(.07)

Net asset value, end of period	$ 11.76	$ 11.75		$ 11.75	$ 11.75	$ 11.91

Total Return
Total investment return based on net asset value(b)	.64%^*	.43%		.41%	(.76)%	.72%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$25,615	$35,923		$53,727	$44,806	$52,991
Average net assets (000 omitted)	$32,219	$42,125		$58,748	$47,682	$56,893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95%	.91	%+	.95%	.94%	.94%
Expenses, before waiver/reimbursements	.95%	.91	%+	.95%	.94%	.94%
Net investment income	.41%^	.23	%+(a)	.22%	.06%	.16%
Portfolio turnover rate**	76%	86%		67%	120%	134%

See footnote summary on page 70.

AB SHORT DURATION PORTFOLIO •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.73	$ 11.73	$ 11.72	$ 11.89	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	.02 ^	(.01)	.01	(.02)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	.03	.03	(.11)	.07

Total from investment operations	.03	.02	.04	(.13)	.03

Less: Dividends
Dividends from net investment income	(.03)	(.02)	(.03)	(.04)	(.03)

Net asset value, end of period	$ 11.73	$ 11.73	$ 11.73	$ 11.72	$ 11.89

Total Return
Total investment return based on net asset value(b)	.31%^*	.16%	.33%	(1.09)%	.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$111	$341	$1,175	$1,703	$2,592
Average net assets (000 omitted)	$219	$662	$1,385	$2,071	$3,567
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.17%+	1.13%	1.20%	1.45%
Expenses, before waivers/reimbursements	1.78%	1.72%+	1.68%	1.75%	1.78%
Net investment income (loss)(a)	.14%^	(.07 )%+	.05%	(.20)%	(.34)%
Portfolio turnover rate**	76%	86%	67%	120%	134%

See footnote summary on page 70.

68	• AB SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2016	2015		2014	2013	2012

Net asset value, beginning of period	$ 11.72	$ 11.73		$ 11.72	$ 11.89	$ 11.89

Income From Investment Operations
Net investment income (loss)†(a)	.02 ^	.00	(c)	.01	(.01)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03	.01		.03	(.11)	.06

Total from investment operations	.05	.01		.04	(.12)	.03

Less: Dividends
Dividends from net investment income	(.04)	(.02)		(.03)	(.05)	(.03)

Net asset value, end of period	$ 11.73	$ 11.72		$ 11.73	$ 11.72	$ 11.89

Total Return
Total investment return based on net asset value(b)	.42%^*	.08%		.34%	(1.01)%	.25%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$10,582	$13,724		$15,507	$18,421	$20,608
Average net assets (000 omitted)	$12,845	$13,866		$17,270	$19,599	$22,617
Ratio to average net assets of:
Expenses	1.19%	1.17	%+	1.11%	1.11%	1.38%
Expenses, before waivers/reimbursements	1.74%	1.72	%+	1.66%	1.66%	1.72%
Net investment income (loss)(a)	.18%^	(.01	)%+	.06%	(.11)%	(.27)%
Portfolio turnover rate**	76%	86%		67%	120%	134%

See footnote summary on page 70.

AB SHORT DURATION PORTFOLIO •	69

Financial Highlights

†	Based on average shares outstanding

^	For the year ended September 30, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2016, 0.05%.

+	The ratio includes expenses attributable to costs of proxy solicitation

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

(a)	Net of fees and expenses waived by the Adviser.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

See notes to financial statements.

70	• AB SHORT DURATION PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

AB SHORT DURATION PORTFOLIO •	71

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2016. For foreign shareholders, 97.93% of dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

72	• AB SHORT DURATION PORTFOLIO

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael S. Canter, Vice President(3) Shawn Keegan, Vice President(3) Greg J. Wilensky, Vice President(3)	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

†	For the AB Short Duration Portfolio, Classes A, B and C shares only.

AB SHORT DURATION PORTFOLIO •	73

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR
Seth Masters + c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2011. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	20	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

DISINTERESTED DIRECTORS
Bart Friedman, #,^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	20	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

74	• AB SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 58 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Council of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	20	100 Women in Hedge Funds; and various family trusts

R. Jay Gerken, # 65 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	20	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

AB SHORT DURATION PORTFOLIO •	75

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William Kristol, # 63 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	20	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, # 65 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	20	PartnerRe; Korn/Ferry International (Chair of the Audit Committees); Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson, # 67 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	20	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

76	• AB SHORT DURATION PORTFOLIO

Management of the Fund

*	There is no stated term of office for the Directors.

+	Mr. Masters is an “interested person”, as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

AB SHORT DURATION PORTFOLIO •	77

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Seth Masters, 57	President	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael S. Canter, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Shawn Keegan, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Greg J. Wilensky, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

78	• AB SHORT DURATION PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2,3

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation was completed on October 6, 2016 and discussed with the Board at the October 19-20, 2016 meetings.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

3	U.S. Government Short Duration Portfolio was liquidated on May 2, 2016.

AB SHORT DURATION PORTFOLIO •	79

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pays the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

4	Jones v. Harris at 1427.

80	• AB SHORT DURATION PORTFOLIO

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[5]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 2.5 basis points effective through October 31, 2016. From November 1, 2011 through October 31, 2015, the Adviser had been waiving 5 basis points in advisory fees.

5	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

AB SHORT DURATION PORTFOLIO •	81

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[5]
Short Duration Plus Portfolio	First $750 million	0.450%
Short Duration California Municipal Portfolio	On the balance	0.400%
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2016 and September 30, 2015 are set forth below:

Portfolio	09/30/16 Net Assets ($MM)	09/30/15 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,591.7	$3,569.0		$22.7
International Portfolio	$1,522.5	$1,460.6		$61.9
Emerging Markets Portfolio	$1,340.4	$1,108.2		$232.2
Short Duration Plus Portfolio	$350.2	$313.2		$37.0
Intermediate Duration Portfolio	$3,445.2	$3,453.7	-$	8.5
Short Duration California Municipal Portfolio	$16.4	$25.0	-$	8.6
Short Duration Diversified Municipal Portfolio	$148.6	$189.9	-$	41.3
Short Duration New York Municipal Portfolio	$56.8	$60.7	-$	3.9
California Municipal Portfolio	$1,235.2	$1,151.9		$83.3
Diversified Municipal Portfolio	$6,963.2	$6,530.5		$432.7
New York Municipal Portfolio	$1,803.9	$1,693.4		$110.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is

82	• AB SHORT DURATION PORTFOLIO

the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2016 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%	-0.107%
International Portfolio	0.966%	0.849%	-0.117%
Emerging Markets Portfolio	1.218%	1.118%	-0.100%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.465%	0.458%	-0.007%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.490%	0.490%	0.000%
Diversified Municipal Portfolio	0.457%	0.415%	-0.042%
New York Municipal Portfolio	0.478%	0.478%	0.000%

With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Adviser has agreed to waive that portion of its management fees and/or reimburse those Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ current fiscal year. The Portfolios’ Expense Limitation Undertaking was implemented on December 21, 2015, and is in effect for a 1 year period (the “expense limitation period”). The terms of the Expense Limitation Undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the end of the expense limitation period. With respect to Tax-Managed International Portfolio and International Portfolio, the Adviser has proposed to raise the expense cap by 3 basis points for all share classes, although both Portfolios were operating below their current expense caps during the most recent semi-annual period.

AB SHORT DURATION PORTFOLIO •	83

		Proposed	Semi-Annual Period Ending 03/31/16 Total Expense Ratio[6]
Portfolio		Cap	Cap	Net[7]	Gross[7]
Tax-Managed International Portfolio[8]	Private Cl	1.23%	1.20%	1.11%	1.16%
	Class A	1.23%	1.20%	1.11%	1.63%
	Class B	1.98%	1.95%	1.82%	2.28%
	Class C	1.98%	1.95%	1.86%	2.38%
	Class Z9	0.98%	0.95%	0.91%	1.06%

International Portfolio[8]	Private Cl.	1.23%	1.20%	1.16%	1.21%
	Class A	1.23%	1.20%	1.15%	1.97%
	Class B	1.98%	1.95%	1.89%	2.68%
	Class C	1.98%	1.95%	1.90%	2.72%
	Class Z9	0.98%	0.95%	0.95%	1.11%

Emerging Markets Portfolio	Private Cl.	1.50%	1.50%	1.48%	1.50%
	Class Z9	1.25%	1.25%	1.25%	1.32%

Set forth below are the total expense ratios of those Portfolios without an Expense Limitation Undertaking for the semi-annual period ended March 31, 2016:

Portfolio	Semi-Annual Period Ending 03/31/16 Total Expense Ratio[10]
Short Duration Plus Portfolio[11]	Private Client	0.64%
	Class A	0.94%
	Class B	1.26%
	Class C	1.18%

Intermediate Duration Portfolio	Private Client	0.59%

6	Annualized.

7	The “net” total expense ratio is the ratio after any advisory fee waivers and/or expense reimbursements are applied to the Portfolio. The “gross” total expense ratio is the ratio before any advisory fee waivers and/or expense reimbursements are applied to the Portfolio.

8	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month period ended March 31, 2016, such fees for Classes A, B, C, and Z amounted to $11,669, $29,788 and $0, respectively for Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

9	Inception: January 15, 2016

10	Annualized.

11	Prior to November 1, 2015, Short Duration Plus Portfolio’s distributor for the retail classes, AllianceBernstein Investment, Inc. (“ABI”) reduced distribution service fees for the Portfolio’s Class A shares to 0.20%. For the period July 1, 2015 through October 31, 2015, ABI further voluntarily reduced such fee to zero. For the six month period ended March 31, 2016, such waiver amounted to $38,144. Such amounts are paid by the Adviser out of its own resources.

84	• AB SHORT DURATION PORTFOLIO

Portfolio	Semi-Annual Period Ending 03/31/16 Total Expense Ratio[10]
Short Duration California Municipal Portfolio[12]	Private Client	0.91%

Short Duration Diversified Municipal Portfolio	Private Client	0.64%

Short Duration New York Municipal Portfolio	Private Client	0.73%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.82%
	Class B	1.81%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.78%
	Class B	1.63%
	Class C	1.54%
	Advisor	0.57%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.81%
	Class B	1.69%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes

12	For the six month period ending March 31, 2016, to prevent expenses of Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $4,476.

AB SHORT DURATION PORTFOLIO •	85

that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.13 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2016 net assets.14

13	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

86	• AB SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,591.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%[15]

International Portfolio	$1,522.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%[15]

Emerging Markets Portfolio	$1,340.4	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.807%	1.118%[16]

Short Duration Plus Portfolio	$350.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.163%	0.450%

Intermediate Duration Portfolio	$3,445.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.203%	0.458%

Short Duration California Municipal Portfolio	$16.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.300%	0.450%

15	The effective advisory fee shown reflects the Portfolio’s 5 basis points advisory fee waiver, currently in effect. Had the proposed 2.5 basis points advisory fee reduction been in effect the effective advisory fees would have been 0.846% and 0.874%, respectively for Tax-Managed International Portfolio and International Portfolio.

16	The effective advisory fee shown reflects the Portfolio’s 2.5 basis points advisory fee waiver, currently in effect.

AB SHORT DURATION PORTFOLIO •	87

Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$148.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.197%	0.450%

Short Duration New York Municipal Portfolio	$56.8	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.235%	0.450%

California Municipal Portfolio	$1,235.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.490%

Diversified Municipal Portfolio	$6,963.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.415%

New York Municipal Portfolio	$1,803.9	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Broadridge peers.17 The Senior Officer noted that the high spreads for Tax-Managed International Portfolio and International Portfolio are primarily due to the relatively

17	Group peers selected by Broadridge from the 2016 Lipper 15(c) Report.

88	• AB SHORT DURATION PORTFOLIO

low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Broadridge peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2016 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%[15]

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%[15]

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.118%[16]

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[18]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.486%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

18	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%. During the most recently completed fiscal year AB reimbursed SCB II $851,215 (0.13%) for expenses above the expense cap.

AB SHORT DURATION PORTFOLIO •	89

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.490%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.404%	0.415%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual funds’ fee schedules been applicable to the Portfolio based on the Portfolio’s September 30, 2016 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	AB Emerging Markets Multi-Asset Portfolio[19]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.987%	1.118%[16]

	AB Emerging Markets Growth Portfolio[20]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion	1.093%[22]	1.118%[16]

19	AB Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries, in contrast to Emerging Markets Portfolio, which invests only in emerging markets equity securities.

20	AB Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

22	The ABMF fee of 1.093% reflects the 5 basis points advisory fee waiver.

90	• AB SHORT DURATION PORTFOLIO

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
	AB Emerging Markets Core[21]	85 bp on the balance
The Adviser is currently waiving 5 basis points of its advisory fee.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fee set forth below for the Luxembourg fund that has a somewhat similar investment style as Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[23]
Emerging Markets Portfolio	Emerging Markets Equity
	Class A	1.65%
	Class I (Institutional)	0.85%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[24],[25]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

21	AB Emerging Markets Core Portfolio is similar to Emerging Markets Portfolio in that the retail mutual fund invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” approach primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In contrast to Emerging Markets Portfolio, AB Emerging Markets Core Portfolio is non-diversified; accordingly it can invest more of its assets in a smaller number of issuers.

23	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

24	The ITM fund is privately placed or institutional.

25	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AB fee.

AB SHORT DURATION PORTFOLIO •	91

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2016 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International	Client #1[26]	0.60% on the first $1 billion	0.582%	0.849%[15]
Portfolio		0.55% on the next $500 million
		0.50% on the next $500 million
		0.45% on the next $500 million
		0.40% on the balance

Emerging	Client #2	0.75% on the first $50 million	0.476%	1.118%[16]
Markets		0.55% on the next $50 million
Portfolio		0.50% on the next $300 million
		0.45% on the balance

Intermediate	Client #4[26]	0.29% on the first $100 million	0.203%	0.458%
Duration		0.20% on the balance
Portfolio

Diversified	Client #5	0.16% on the first $40 million	0.130%	0.415%
Municipal		0.15% on the next $40 million
Portfolio		0.14% on the next $40 million
		0.13% on the balance
		(aggregated with other Russell
		Group of companies)

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service

26	The sub-advised relationship is with an affiliate of the Adviser.

92	• AB SHORT DURATION PORTFOLIO

at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.27,28 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)29 and the Portfolio’s contractual management fee ranking.30

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EGs of the Portfolios to include peers

27	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

28	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

29	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

30	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB SHORT DURATION PORTFOLIO •	93

with a different load type,31 and for certain Portfolios, a similar but not the same Lipper investment objective/classification.32 However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Portfolios’ Broadridge Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.

Contractual management fees are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio on a pro-forma basis to show the impact of the investment advisory fee waivers to the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[33]
Waiver: 0.0 bp	0.872	0.872	8/16
Waiver: 2.5 bp (Proposed)	0.847	0.872	7/16
Waiver: 5.0 bp (Current)	0.822	0.872	7/16

International Portfolio[33]
Waiver: 0.0 bp	0.901	0.890	8/13
Waiver: 2.5 bp (Proposed)	0.876	0.890	7/13
Waiver: 5.0 bp (Current)	0.851	0.890	5/13

Emerging Markets Portfolio
Waiver: 0.0 bp	1.150	1.097	9/14
Waiver: 2.5 bp (Current)	1.125	1.097	9/14
Waiver: 5.0 bp (Prior to 11/1/15)	1.100	1.097	8/14

Short Duration Plus Portfolio	0.450	0.430	9/15

Intermediate Duration Portfolio	0.458	0.433	9/15

Short Duration California Municipal Portfolio[34]	0.450	0.475	4/8

31	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to potentially include peers of the following load type: institutional load, front-end and no-load.

32	Peers with a similar (but not the same) investment objective/classification were included in the EGs and EUs of the following Portfolios: Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio.

33	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

34	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

94	• AB SHORT DURATION PORTFOLIO

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Short Duration Diversified Municipal Portfolio	0.450	0.408	7/10

Short Duration New York Municipal Portfolio[34]	0.450	0.500	3/7

California Municipal Portfolio[34]	0.491	0.491	8/15

Diversified Municipal Portfolio	0.415	0.415	7/15

New York Municipal Portfolio[34]	0.478	0.473	10/16

However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.35 Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[36]	EG Median (%)	Group Rank	EU Median (%)	Universe Rank
Tax-Managed International Portfolio
Waiver: 0.0 bp	1.161	1.163	8/16	1.097	170/292
Waiver: 2.5 bp (Proposed)	1.136	1.163	7/16	1.097	156/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.111	1.163	7/16	1.097	151/292

International Portfolio
Waiver: 0.0 bp	1.200	1.190	7/13	1.097	182/292
Waiver: 2.5 bp (Proposed)	1.181	1.190	5/13	1.097	175/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.156	1.190	5/13	1.097	169/292

Emerging Markets Portfolio
Waiver: 0.0 bp	1.489	1.585	6/14	1.390	264/434
Waiver: 2.5 bp (Current)	1.464	1.585	6/14	1.390	254/434
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.439	1.585	6/14	1.390	240/434

35	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

36	The total expense ratios are for the most recently completed fiscal year Private Client Class.

AB SHORT DURATION PORTFOLIO •	95

Portfolio	Expense Ratio (%)[36]	EG Median (%)	Group Rank	EU Median (%)	Universe Rank
Short Duration Plus Portfolio	0.641	0.736	5/15	0.602	90/161

Intermediate Duration Portfolio	0.587	0.780	1/15	0.649	112/299

Short Duration California Municipal Portfolio[37]	0.814	0.763	7/8	0.630	16/19

Short Duration Diversified Municipal Portfolio	0.631	0.660	5/10	0.550	48/67

Short Duration New York Municipal Portfolio[37]	0.698	0.726	3/7	0.630	11/19

California Municipal Portfolio[37]	0.634	0.738	5/16	0.600	84/147

Diversified Municipal Portfolio	0.555	0.705	2/15	0.605	51/125

New York Municipal Portfolio[37]	0.615	0.749	2/16	0.624	73/148

With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ contractual management fees with the proposed 2.5 basis points advisory fee waiver are lower than their EG medians. Emerging Markets Portfolio’s contractual management fee with the current 2.5 basis points advisory fee waiver is higher than the EG median.

The contractual management fees for Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio and New York Municipal Portfolios are higher than the Portfolios’ EG medians. Short Duration California Municipal Portfolio’s and Short Duration New York Municipal Portfolio’s contractual management fees are lower than their EG medians. California Municipal Portfolio’s and Diversified Municipal Portfolio’s contractual management fees are equal to their EG medians.

Except for Short Duration California Municipal Portfolio, whose total expense ratio is higher than the EG median, the Fixed Income Portfolios’ total expense ratios are lower than their respective EG medians.

37	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

96	• AB SHORT DURATION PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Emerging Markets Portfolio, Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability, both excluding and including administrative and servicing expenses, increased for the Portfolios during calendar year 2015, relative to 2014.

The Adviser provides the Portfolios with shareholder services. For these services, the Adviser charges the fixed-income portfolios38 a fee of 0.10% of average daily assets and the equity portfolios39 a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2015.40

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,370,156
International Portfolio	$3,924,256
Emerging Markets Portfolio	$3,197,968
Short Duration Plus Portfolio	$291,134
Intermediate Duration Portfolio	$3,575,822
Short Duration California Municipal Portfolio	$32,523
Short Duration Diversified Municipal Portfolio	$218,232
Short Duration New York Municipal Portfolio	$74,582
California Municipal Portfolio	$1,007,317
Diversified Municipal Portfolio	$4,800,047
New York Municipal Portfolio	$1,444,292

38	All Portfolios excluding Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

39	Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

40	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

AB SHORT DURATION PORTFOLIO •	97

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares.

Portfolio	09/30/16 Total Retail as % of Net Assets
Tax-Managed International Portfolio	9.47%
International Portfolio	10.92%
Emerging Markets Portfolio	9.16%
Short Duration Plus Portfolio	10.38%
California Municipal Portfolio	9.54%
Diversified Municipal Portfolio	24.23%
New York Municipal Portfolio	13.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2015:

Portfolio	Amount Received
Tax-Managed International Portfolio	$14
International Portfolio	$164

98	• AB SHORT DURATION PORTFOLIO

Portfolio	Amount Received
Short Duration Plus Portfolio	$959
California Municipal Portfolio	$104
Diversified Municipal Portfolio	$718
New York Municipal Portfolio	$0

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2015:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$8,469	$0
International Portfolio	$34,125	$250
Short Duration Plus Portfolio	$229,784	$43,120
California Municipal Portfolio	$503,923	$32,381
Diversified Municipal Portfolio	$5,162,363	$42,451
New York Municipal Portfolio	$1,173,563	$6,937

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2015:41

Portfolio	ABIS Fee
Tax-Managed International Portfolio[42]	$1,149
International Portfolio[42]	$7,980
Short Duration Plus Portfolio	$24,818
California Municipal Portfolio	$17,865
Diversified Municipal Portfolio	$383,054
New York Municipal Portfolio	$29,948

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2015.

41	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2015, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

42	Effective February 25, 2013, the minimum fee was waived for Tax-Managed International Portfolio and International Portfolio due to the high total expenses of their retail classes. ABIS is charging those Portfolios a fee on a per account basis.

AB SHORT DURATION PORTFOLIO •	99

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale have been shared with the Portfolios in a variety of ways: (1) breakpoints in certain advisory fee schedules; (2) expense caps and fee waivers on select Portfolios; and (3) the Adviser’s continued investment in the business, including by researching and implementing new products and enhancements to existing Portfolios.

At a 2012 Board meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since the first quarter of 2009, AUM has experienced less change. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,43 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

43	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

100	• AB SHORT DURATION PORTFOLIO

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics originally published in 2002.44 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.45 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.46

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $496 billion as of August 31, 2016, the Adviser has reported that it has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios47 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”)

44	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

45	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

46	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

47	The gross performance returns are for the Private Client class shares of the Portfolios.

AB SHORT DURATION PORTFOLIO •	101

and Broadridge Performance Universes (“PU”)48 for the period ended July 31, 2016.49 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[50]
1 year	-2.01	-4.46	-2.97	4/16	135/349
3 year	3.55	3.73	3.88	9/15	187/299
5 year	3.00	5.07	4.66	12/15	203/260
10 year	0.03	4.52	3.88	12/12	146/147

International Portfolio[50]
1 year	-2.16	-2.16	-2.97	7/13	142/349
3 year	3.50	3.80	3.88	8/12	197/299
5 year	2.90	6.16	4.66	9/10	211/260
10 year	0.05	5.54	3.88	6/6	144/147

Emerging Markets Portfolio
1 year	0.58	1.59	0.22	11/14	310/690
3 year	2.80	1.05	0.85	2/13	92/482
5 year	-1.55	-0.47	-1.19	9/13	194/340
10 year	4.08	5.04	4.91	8/9	102/132

Short Duration Plus Portfolio
1 year	1.72	2.28	2.17	15/15	207/257
3 year	1.48	1.93	1.90	13/14	188/206
5 year	1.18	2.04	2.09	14/14	168/172
10 year	2.23	3.40	3.45	14/14	108/114

Intermediate Duration Portfolio
1 year	7.13	6.21	6.07	3/15	40/417
3 year	5.32	4.90	4.69	3/15	32/363
5 year	4.34	4.61	4.27	12/14	140/322
10 year	5.92	5.92	5.71	7/14	68/228

48	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

49	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

50	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

102	• AB SHORT DURATION PORTFOLIO

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio[51]
1 year	1.05	3.91	3.64	7/7	16/16
3 year	0.97	3.53	2.96	7/7	15/15
5 year	1.00	3.33	2.63	7/7	15/15
10 year	2.18	4.00	4.03	6/6	8/8

Short Duration Diversified Municipal Portfolio[51]
1 year	1.55	2.07	1.84	8/10	57/89
3 year	1.17	1.70	1.61	8/9	58/78
5 year	1.25	1.71	1.75	8/9	58/72
10 year	2.32	2.50	2.56	4/4	29/40

Short Duration New York Municipal Portfolio[51]
1 year	1.43	2.83	3.86	2/2	7/7
3 year	1.16	2.01	2.57	2/2	7/7
5 year	1.23	2.08	2.81	2/2	7/7
10 year	2.28	3.08	3.80	2/2	6/6

California Municipal Portfolio[52]
1 year	5.06	6.25	6.23	2/2	26/32
3 year	3.81	4.93	5.09	2/2	29/30
5 year	3.42	4.58	4.65	2/2	26/27
10 year	4.19	4.70	4.83	2/2	18/22

51	Morningstar classifies Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio as Municipal Single State Short and Short Duration Diversified Municipal Portfolio as Municipal National Short. Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio both have a 1-star rating while Short Duration California New York Municipal Portfolio has a 2-star rating from Morningstar. On the other hand, Lipper classifies Short Duration California Municipal Portfolio as California Short-Intermediate Municipal Debt, Short Duration Diversified Municipal Portfolio as Short Duration Municipal Debt, and Short Duration New York Municipal Portfolio as Other States Short-Intermediate Municipal Debt.

52

Morningstar classifies California Municipal Portfolio and New York Municipal Portfolio as Municipal Single State Short Fund, and Diversified Municipal Portfolio as Municipal National Short Fund. In contrast, Lipper classifies California Municipal Portfolio, New York Municipal Portfolio, and Diversified Municipal Portfolio in its California, New York, and National Intermediate Municipal categories, respectively. Accordingly, this difference, short versus intermediate, has an impact on how these Portfolios are ranked. Morningstar has provided each Portfolio a 5-star overall rating (as of July 31, 2016), while Lipper has ranked each Portfolio either in the 4th or 5th quintile among the Portfolios PG and PU peers.

AB SHORT DURATION PORTFOLIO •	103

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Diversified Municipal Portfolio[52]
1 year	4.99	6.22	6.30	15/15	135/157
3 year	3.74	5.25	5.25	14/14	136/145
5 year	3.35	4.89	4.73	14/14	111/122
10 year	4.19	4.94	4.92	11/11	73/79

New York Municipal Portfolio[52]
1 year	5.46	5.88	5.72	2/2	17/25
3 year	3.84	4.65	4.91	2/2	23/23
5 year	3.38	4.19	4.34	2/2	20/21
10 year	4.20	4.63	4.59	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)53 versus their benchmarks.54,55

	Periods Ending July 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-3.09	2.41	1.86	-1.09	5.37
MSCI EAFE Index[56]	-7.53	2.00	3.02	1.98	5.58
Inception Date: June 22,1992

International Portfolio	-3.28	2.31	1.72	-1.11	2.75
MSCI EAFE Index	-7.53	2.00	3.02	1.98	3.29
Inception Date: April 30, 1999

Emerging Markets Portfolio	-0.85	1.33	-2.96	2.57	6.40
MSCI Emerging Markets Index	-0.75	-0.29	-2.75	3.91	N/A
Inception Date: December 15, 1995

Short Duration Plus Portfolio	1.07	0.85	0.55	1.59	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.20	0.91	0.75	2.38	4.63
Inception Date: December 12, 1988

53	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

54	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2016.

55	On August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The transaction included the widely used Barclays benchmark indices, which subsequently were rebranded as “Bloomberg Barclays.”

56	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

104	• AB SHORT DURATION PORTFOLIO

	Periods Ending July 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Duration Portfolio	6.52	4.72	3.75	5.32	6.31
Bloomberg Barclays Capital U.S. Aggregate Bond Index	5.94	4.23	3.57	5.06	6.59
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.25	0.19	0.27	1.46	2.35
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.92	0.54	0.62	1.69	2.60
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.73	0.47	0.56	1.62	2.46
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

California Municipal Portfolio	4.41	3.16	2.77	3.54	4.48
Bloomberg Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.06
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.42	3.18	2.79	3.61	4.70
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

New York Municipal Portfolio	4.83	3.21	2.75	3.57	4.71
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Senior Officer’s conclusion is that the Portfolios’ investment advisory fees, with the advisory fee waivers

AB SHORT DURATION PORTFOLIO •	105

currently in effect, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Adviser proposed to contractually reduce the equity Portfolios’ advisory fees by 2.5 basis points, eliminate the 5 basis points advisory fee waiver for Tax-Managed International Portfolio and International Portfolio and the 2.5 basis points advisory fee waiver for Emerging Markets Portfolio, and increase Tax-Managed International Portfolio’s and International Portfolio’s expense caps by 3 basis points. However, in light of a changing advisory fee and expense ratio environment as a result of financial intermediaries’ response to the Department of Labor’s (“DoL”) new Fiduciary Rule and competitive pressure, the Senior Officer noted that the Directors may want to maintain the status quo with respect to the Portfolios’ advisory fee waivers and expense caps. The Senior Officer’s conclusion with respect to each Portfolio is based on an evaluation of all of these factors noted in the Senior Officer’s evaluation and no single factor was dispositive.

Dated: November 18, 2016

106	• AB SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

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Select US Equity Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

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FIXED INCOME

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FIXED INCOME (continued)

Municipal Bond Inflation Strategy

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Select US Long/Short Portfolio

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MULTI-ASSET

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MULTI-ASSET (continued)

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CLOSED-END FUNDS

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We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB SHORT DURATION PORTFOLIO •	107

AB Family of Funds

NOTES

108	• AB SHORT DURATION PORTFOLIO

AB SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0916

SEP    09.30.16

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 15, 2016

Annual Report

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio” and collectively, the “Portfolios”), for the annual reporting period ended September 30, 2016.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, the Portfolios, under normal circumstances, will invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the “Adviser”, to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

In managing the Portfolios, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Investment Results

The tables on pages 10, 12 and 14 show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2016. The inception date for Advisor Class shares of Intermediate California and Intermediate New York Portfolios was July 25, 2016; due to limited performance history, there is no discussion of comparison to the benchmark for this share class. Performance for the Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

For the 12-month period, Class A shares of the Intermediate California Municipal Portfolio, Class A and Advisor Class shares of the Intermediate Diversified Municipal Portfolio and all class shares of the Intermediate New York Municipal Portfolio outperformed the benchmark; all other share classes of the Portfolios underperformed, before sales charges. Class A shares of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio outperformed the Lipper Average, as did Advisor Class shares of the Intermediate Diversified Municipal

Portfolio. For the six-month period, Class A shares of all Portfolios outperformed the benchmark, Class B shares of the Intermediate New York Municipal Portfolio performed in line, and all other share classes of the Portfolios underperformed, before sales charges. All share classes underperformed the Lipper Average, except for Class A shares of the Intermediate New York Municipal Portfolio, which outperformed the Lipper Average for the six-month period.

Maturity, sector and security selection all added to returns over both periods. The Portfolios’ slightly longer-than-normal average maturity added to returns, as did an overweight of bonds maturing in six to seven years. A modest overweight to mid-grade issuers also added to returns over both periods. The period was marked by low interest rates, and investors’ need for income remained strong based on the strong bids for mid-grade and high-yield bonds.

A small position in intermediate Treasuries detracted from returns, though the Portfolios’ Senior Investment Management Team continued to hold the position believing it should help preserve capital if market volatility should rise.

The Portfolios utilized derivatives, which had no material impact on absolute performance, including inflation swaps and interest rate swaps for hedging purposes; the Intermediate Diversified Municipal Portfolio used credit default swaps for investment purposes.

2	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Market Review and Investment Strategy

The US Federal Reserve (the “Fed”) captured market sentiment well in its September 2016 press release saying “economic activity has picked up from the modest pace in the first half of the year.” After having rallied in the first six months of 2016, municipal bond values moderately dropped at the end of the reporting period in response to better economic growth, the increased prospects of tighter monetary policy ahead, and a growing new issue calendar for municipals. The fact that the Fed decided to wait for more evidence of economic growth and rising inflation before beginning to tighten monetary policy was also consistent with investors’ interpretation of the slow economic recovery: investment-grade returns were only modestly negative across the maturity spectrum over the quarter, and remained positive at the end of the reporting period. And, pro-growth sectors—stocks, corporate high yield and municipal high yield bonds—all rallied. The Portfolios’ strategies of overweighting mid-grade municipal credits and concentrating the maturity structure was consistent with the Team’s expectations of continued modest economic growth.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

risks. Use of derivatives may have different tax consequences on the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The US government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other US or non-US governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There are no guarantees that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Disclosures and Risks

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months		12 Months
AB Intermediate California Municipal Portfolio*
Class A	1.19%		3.24%

Class B**	0.75%		2.27%

Class C	0.88%		2.48%

Advisor Class†	-0.04%	‡	—

Bloomberg Barclays 5-Year GO Municipal Bond Index	1.11%		2.83%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.28%		3.19%

*    Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†       Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡      Since inception on 7/25/2016.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

10	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Intermediate Diversified Municipal Portfolio*
Class A	1.20%	3.14%

Class B**	0.84%	2.34%

Class C	0.82%	2.37%

Advisor Class†	1.16%	3.36%

Bloomberg Barclays 5-Year GO Municipal Bond Index	1.11%	2.83%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.28%	3.19%

*    Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.004%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†       Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

12	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months		12 Months
AB Intermediate New York Municipal Portfolio*
Class A	1.47%		3.68%

Class B**	1.11%		2.91%

Class C	1.09%		2.91%

Advisor Class†	0.12%	‡	—

Bloomberg Barclays 5-Year GO Municipal Bond Index	1.11%		2.83%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.28%		3.19%

*    Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-month and year ended September 30, 2016 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†       Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡      Since inception on 7/25/2016.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

14	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/06 TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/06 to 9/30/16) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.36%	0.64%
1 Year	3.24%	0.12%
5 Years	2.21%	1.59%
10 Years	3.10%	2.78%

Class B Shares			-0.92%	-1.63%
1 Year	2.27%	-0.73%
5 Years	1.32%	1.32%
10 Years(a)	2.66%	2.66%

Class C Shares			-0.36%	-0.64%
1 Year	2.48%	1.48%
5 Years	1.48%	1.48%
10 Years	2.37%	2.37%

Advisor Class Shares‡			0.46%	0.82%
Since Inception^	-0.04%	-0.04%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.12%
5 Years		1.59%
10 Years		2.78%

Class B Shares
1 Year		-0.73%
5 Years		1.32%
10 Years(a)		2.66%

Class C Shares
1 Year		1.48%
5 Years		1.48%
10 Years		2.37%

Advisor Class Shares‡
Since Inception^		-0.04%

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance and footnotes continued on next page)

16	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.88%, 1.57% and 0.64% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^	Inception date: 7/25/2016.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.57%	0.88%
1 Year	3.14%	0.03%
5 Years	2.19%	1.57%
10 Years	3.14%	2.83%

Class B Shares			-0.14%	-0.22%
1 Year	2.34%	-0.66%
5 Years	1.43%	1.43%
10 Years(a)	2.71%	2.71%

Class C Shares			-0.16%	-0.25%
1 Year	2.37%	1.37%
5 Years	1.46%	1.46%
10 Years	2.42%	2.42%

Advisor Class Shares‡			0.83%	1.28%
1 Year	3.36%	3.36%
Since Inception^	3.79%	3.79%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.03%
5 Years		1.57%
10 Years		2.83%

Class B Shares
1 Year		-0.66%
5 Years		1.43%
10 Years(a)		2.71%

Class C Shares
1 Year		1.37%
5 Years		1.46%
10 Years		2.42%

Advisor Class Shares‡
1 Year		3.36%
Since Inception^		3.79%

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance and footnotes continued on next page)

18	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.59%, 1.57% and 0.57% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^	Inception date: 6/26/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance continued on next page)

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.47%	0.79%
1 Year	3.68%	0.54%
5 Years	2.24%	1.62%
10 Years	3.14%	2.82%

Class B Shares			-0.18%	-0.30%
1 Year	2.91%	-0.09%
5 Years	1.50%	1.50%
10 Years(a)	2.69%	2.69%

Class C Shares			-0.25%	-0.42%
1 Year	2.91%	1.91%
5 Years	1.51%	1.51%
10 Years	2.41%	2.41%

Advisor Class Shares‡			0.70%	1.18%
Since Inception^	0.12%	0.12%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.54%
5 Years		1.62%
10 Years		2.82%

Class B Shares
1 Year		-0.09%
5 Years		1.50%
10 Years(a)		2.69%

Class C Shares
1 Year		1.91%
5 Years		1.51%
10 Years		2.41%

Advisor Class Shares‡
Since Inception^		0.12%

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

(Historical Performance and footnotes continued on next page)

20	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.80%, 1.57%, 1.55% and 0.63% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2016.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

^	Inception date: 7/25/2016.

See Disclosures, Risks and Note about Historical Performance on pages 4-9.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

California Municipal Portfolio

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.90	$4.22		0.84%
Hypothetical**	$1,000	$1,020.80	$4.24		0.84%
Class B
Actual	$1,000	$1,007.50	$9.39		1.87%
Hypothetical**	$1,000	$1,015.65	$9.42		1.87%
Class C
Actual	$1,000	$1,008.80	$8.04		1.60%
Hypothetical**	$1,000	$1,017.00	$8.07		1.60%
Advisor Class
Actual	$1,000	$999.60	$1.54	***	0.84	%***
Hypothetical**	$1,000	$1,007.62	$1.54	***	0.84	%***

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.00	$4.02	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
Class B
Actual	$1,000	$1,008.40	$7.58	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Class C
Actual	$1,000	$1,008.20	$7.78	1.55%
Hypothetical**	$1,000	$1,017.25	$7.82	1.55%
Advisor Class
Actual	$1,000	$1,011.60	$2.77	0.55%
Hypothetical**	$1,000	$1,022.25	$2.78	0.55%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

New York Municipal Portfolio

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.70	$4.18		0.83%
Hypothetical**	$1,000	$1,020.85	$4.19		0.83%
Class B
Actual	$1,000	$1,011.10	$7.79		1.55%
Hypothetical**	$1,000	$1,017.25	$7.82		1.55%
Class C
Actual	$1,000	$1,010.90	$7.94		1.58%
Hypothetical**	$1,000	$1,017.10	$7.97		1.58%
Advisor Class
Actual	$1,000	$1,001.20	$1.21	***	0.66	%***
Hypothetical**	$1,000	$1,007.94	$1.21	***	0.66	%***
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 68/366 (to reflect the since inception period).

24	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,237.3

*	All data are as of September 30, 2016. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Portfolio Summary

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,963.9

*	All data are as of September 30, 2016. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 1.7% in 26 different states, District of Columbia and Puerto Rico.

26	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,802.1

*	All data are as of September 30, 2016. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 0.2% in 3 different states and Guam.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.6%
Long-Term Municipal Bonds – 94.0%
California – 84.1%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,324,930
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/21-5/01/24	4,050	4,892,434
Bay Area Toll Authority Series 2009F-1 5.00%, 4/01/22 (Pre-refunded/ETM)	14,975	16,494,513
Series 2012 5.00%, 4/01/24-4/01/25	13,845	16,723,492
Series 2014A 1.00%, 4/01/47	15,455	15,457,936
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,797,633
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	12,420	13,323,307
5.00%, 7/01/20 (Pre-refunded/ETM)	22,500	25,028,775
California Educational Facilities Authority (Claremont Mckenna College) Series 2015A 5.00%, 1/01/27	1,300	1,665,326
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/28	1,545	1,924,885
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/27-11/15/29	19,500	24,568,245
California Infrastructure & Economic Development Bank Series 2016 4.00%, 10/01/18	2,460	2,613,504
5.00%, 10/01/21	3,925	4,678,718
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	20,650	24,470,250

28	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 7/01/26	$2,370	$3,020,352
Series 2016B 5.00%, 7/01/23	8,145	9,930,465
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	2,035	2,134,084
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,605,280
California School Finance Authority (Launchpad Development Obligated Group) Series 2016A 5.00%, 6/01/31(a)	1,000	1,107,980
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	65	67,531
California State Public Works Board Series 2009E 5.00%, 4/01/21 (Pre-refunded/ETM)	5,890	6,487,658
5.00%, 4/01/22 (Pre-refunded/ETM)	4,935	5,435,754
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	1,545	1,849,612
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,798,805
Series 2014B 5.00%, 10/01/29	4,445	5,495,265
AMBAC Series 1993A 5.00%, 12/01/19	2,035	2,179,912
California State University Series 2010A 5.00%, 11/01/24	1,490	1,695,814
Series 2011A 5.25%, 11/01/26	5,500	6,586,910
Series 2012A 5.00%, 11/01/26	10,930	13,234,044
Series 2014A 5.00%, 11/01/28	16,650	20,877,768

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	$2,630	$2,694,303
Series 2012E-1 5.00%, 4/01/44	1,000	1,024,450
Central Coast Water Authority Series 2016 5.00%, 10/01/18-10/01/20	3,485	3,937,676
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/21-9/01/24	7,405	8,946,732
City of Hayward CA COP Series 2015 5.00%, 11/01/20-11/01/23	9,255	10,968,897
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	3,763,115
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,323,588
Series 2010B 5.00%, 5/15/21	6,500	7,427,290
Series 2015A 4.00%, 5/15/18	2,145	2,247,917
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,346,231
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/17	7,975	8,203,962
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	17,723,428
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	29,581,839
Series 2010D 5.00%, 5/15/23	5,000	5,708,500
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 8/01/27-8/01/30	5,320	6,516,109
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	1,170	1,269,860

30	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	$4,000	$4,855,200
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,235,620
Series 2011A 5.00%, 11/01/25	11,320	13,492,082
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/25	3,600	4,320,684
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/22	3,000	3,628,140
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 8/01/21	3,000	3,521,760
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/21	1,725	2,033,585
Desert Sands Unified School District Series 2015 5.00%, 8/01/21	1,680	1,985,995
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/27	1,000	1,168,880
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,192,516
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/21-9/01/23	1,675	1,954,746
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,732,031
Long Beach Unified School District Series 2009A 5.00%, 8/01/18	9,845	10,589,577
Series 2010A 5.00%, 8/01/25	1,000	1,142,740

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	$5,000	$6,358,850
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 7/01/21	2,000	2,291,260
Los Angeles Department of Water & Power PWR Series 2013A 5.00%, 7/01/21	1,505	1,781,393
Series 2014B 5.00%, 7/01/27	2,190	2,708,811
Series 2014C 5.00%, 7/01/26	11,725	14,781,004
Los Angeles Department of Water & Power WTR Series 2012C 5.00%, 7/01/23	1,540	1,877,907
Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/27	10,365	13,057,827
Series 2015A 5.00%, 7/01/19	11,585	12,877,075
Series 2016A 5.00%, 7/01/24-7/01/27	35,000	44,817,271
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,910,129
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	4,600	4,856,266
Series 1993A 5.75%, 7/01/21	1,775	2,038,339
5.75%, 7/01/21 (Pre-refunded/ETM)	710	864,595
Series 2014A 5.00%, 3/01/17	4,985	5,070,792
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 5.00%, 11/01/19	2,875	3,223,910
Natomas Unified School District BAM Series 2014 5.00%, 8/01/22-8/01/23	4,950	6,017,084

32	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	$3,980	$4,763,701
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/23	1,575	1,955,394
Series 2016 5.00%, 8/01/27	2,405	3,107,500
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/19	9,155	9,859,089
5.00%, 2/01/20 (Pre-refunded/ETM)	1,890	2,069,493
Palo Alto Unified School District Series 2016 4.00%, 8/01/18	1,750	1,850,765
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,243,132
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 9/01/27	2,750	3,415,335
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	2,941,200
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	3,148,087
Port of Oakland Series 2012P 5.00%, 5/01/22-5/01/25	16,945	20,051,861
NATL Series 2007C 5.00%, 11/01/18	1,900	1,987,951
Riverside County Public Financing Authority (Riverside County Public Financing Authority Lease) Series 2015 5.00%, 11/01/28	3,395	4,229,763
Romoland School District Series 2015 5.00%, 9/01/23	955	1,129,450
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,710	1,851,554
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,785,650

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	$1,175	$1,433,418
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,560,607
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,139,620
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19	1,460	1,556,316
5.00%, 5/01/24 (Pre-refunded/ETM)	4,860	5,176,678
San Diego County Water Authority Financing Corp. Series 2015 5.00%, 5/01/21	1,000	1,182,260
AGM Series 2008A 5.00%, 5/01/19 (Pre-refunded/ETM)	1,335	1,421,989
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18	20,615	21,998,060
5.00%, 5/15/21 (Pre-refunded/ETM)	14,905	16,490,743
Series 2015 5.00%, 5/15/22	4,785	5,815,163
San Diego Public Facilities Financing Authority Water Revenue Series 2016B 5.00%, 8/01/18-8/01/19	5,940	6,585,862
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2011 5.25%, 5/01/18	4,655	4,960,554
Series 2011C 5.00%, 5/01/21	3,900	4,542,252
Series 2011S 5.00%, 5/01/25	3,000	3,506,010
Series 2016S 5.00%, 5/01/26	3,810	4,982,985
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24	3,855	4,484,084

34	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco—Mission Bay South) Series 2016B 5.00%, 8/01/26	$1,070	$1,373,645
San Francisco Community College District Series 2015 5.00%, 6/15/19	9,305	10,307,707
San Joaquin Delta Community College District Series 2015A 5.00%, 8/01/20-8/01/22	3,685	4,324,167
Santa Rosa City Schools Series 2013 5.00%, 8/01/17	4,255	4,397,160
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/29-9/01/30	2,365	2,871,297
Simi Valley Unified School District Series 2017 5.00%, 8/01/18-8/01/19(b)	2,375	2,531,794
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,218,783
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/22-7/01/25	12,235	13,891,362
Series 2014A 5.00%, 7/01/30	1,000	1,243,240
Southwestern Community College District Series 2015 5.00%, 8/01/20-8/01/25	14,850	18,703,750
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	34,674,846
Series 2014 5.00%, 12/01/22-5/01/29	23,385	28,900,879
Series 2015 5.00%, 3/01/21	17,455	20,431,950
Series 2015B 5.00%, 9/01/24	3,330	4,212,783

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Series 2011A 5.00%, 12/01/20 (Pre-refunded/ETM)	$50	$58,076
5.00%, 12/01/20	1,745	2,034,600
Series 2014A 5.00%, 12/01/27	5,690	7,148,518
Series 2016A 5.00%, 12/01/18	1,140	1,242,361
State of California Department of Water Resources Power Supply Revenue Series 2008H 5.00%, 5/01/17	1,455	1,490,909
Series 2008K 5.00%, 5/01/18	23,145	24,660,535
Series 2010L 5.00%, 5/01/17-5/01/20	22,015	24,234,894
Series 2011N 5.00%, 5/01/20	4,210	4,820,239
Series 2015O 5.00%, 5/01/22	8,130	9,868,519
AGM Series 2008H 5.00%, 5/01/17	21,050	21,569,514
Stockton Unified School District Series 2016 5.00%, 8/01/28	7,770	9,705,818
Sweetwater Union High School District BAM Series 2014 5.00%, 8/01/28-8/01/29	7,980	9,903,181
University of California Series 2009Q 5.25%, 5/15/22 (Pre-refunded/ETM)	3,355	3,480,880
5.25%, 5/15/22	155	160,806
Series 2010U 5.00%, 5/15/24	4,215	4,808,219
Series 2012G 5.00%, 5/15/25	10,000	12,140,700
Series 2014A 5.00%, 5/15/28	1,000	1,246,770
Series 2015A 5.00%, 5/15/20-5/15/24	4,780	5,755,639
Series 2015I 5.00%, 5/15/21	2,900	3,424,320
Vacaville Unified School District BAM Series 2015C 5.00%, 8/01/20-8/01/22	2,390	2,816,438

36	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Vista Unified School District Series 2015 5.00%, 8/01/20	$2,100	$2,415,924

		1,040,837,897

Colorado – 0.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,003,348
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,868,848

		3,872,196

Florida – 0.2%
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/21	1,055	1,200,189
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,498,880
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(d)(e)(f)	405	– 0	–
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)(f)	150	49,335

		2,748,404

Illinois – 2.4%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	2,185	2,441,191
State of Illinois Series 2012 5.00%, 8/01/18-8/01/23	12,485	13,666,180
Series 2013 5.00%, 7/01/20	3,465	3,794,314
Series 2014 5.00%, 5/01/28	4,735	5,283,787
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	4,393,752

		29,579,224

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(c)(d)(e)(f)	$3,200	$	– 0	–

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000E 0.54%, 12/01/30(g)	6,075		5,512,807
NATL Series 2000G 0.57%, 12/01/30(g)	1,100		993,409
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/27	1,055		1,306,386

			7,812,602

New Jersey – 2.3%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19-6/15/20	25,930		28,594,974

New York – 1.5%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18	12,835		13,599,966
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.12%, 10/01/36(g)	5,550		5,058,215

			18,658,181

Ohio – 0.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	2,305		2,317,262
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,125		1,130,884

			3,448,146

38	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	$5,470	$5,886,486

Texas – 1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,290,497
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,183,634
North Texas Tollway Authority Series 2015A 5.00%, 1/01/23	1,915	2,300,087

		14,774,218

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.173%, 2/15/34(g)	1,000	892,872

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	5,335	6,167,100

Total Long-Term Municipal Bonds (cost $1,103,504,174)		1,163,272,300

Short-Term Municipal Notes – 0.6%
California – 0.6%
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 1.00%, 9/15/29(h) (cost $7,000,000)	7,000	7,000,000

Total Municipal Obligations (cost $1,110,504,174)		1,170,272,300

GOVERNMENTS - TREASURIES – 4.2%
United States – 4.2%
U.S. Treasury Notes 1.25%, 3/31/21	17,930	18,023,846
1.375%, 1/31/21	22,500	22,746,105

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

1.625%, 11/30/20	$10,585	$10,813,657

Total Governments - Treasuries (cost $51,253,676)		51,583,608

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Time Deposit 0.01%, 10/03/16 (cost $1,354,609)	1,355	1,354,609

Total Investments – 98.9% (cost $1,163,112,459)		1,223,210,517
Other assets less liabilities – 1.1%		14,102,196

Net Assets – 100.0%		$1,237,312,713

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$11,750	12/14/20	1.548%	CPI	#	$76,525
Citibank, NA	7,100	8/09/21	1.540%	CPI	#	65,266
Deutsche Bank AG	12,000	7/15/20	1.265%	CPI	#	306,970

						$448,761

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$15,800	3/01/23	0.904%	SIFMA	*	$83,630
JPMorgan Chase Bank, NA	8,500	2/22/23	0.902%	SIFMA	*	45,515

						$129,145

40	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $7,847,344 or 0.6% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $12,457,303 or 1.01% of net assets.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 0.6%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.4%
Long-Term Municipal Bonds – 89.9%
Alabama – 1.4%
Alabama Federal Aid Highway Finance Authority Series 2015 5.00%, 9/01/25	$1,390	$1,737,278
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	18,230	21,495,358
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	35,244,401
Series 2009B 5.00%, 5/01/17	12,955	13,267,215
Series 2014B 5.00%, 1/01/24	3,200	4,000,352
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21	5,510	6,443,174
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,371,329

		97,559,107

Alaska – 0.9%
Municipality of Anchorage AK Series 2015B 5.00%, 9/01/21-9/01/24	12,935	15,749,042
Series 2015C 5.00%, 9/01/22-9/01/24	7,370	9,109,550
Series 2015D 5.00%, 9/01/21	3,565	4,204,739
State of Alaska Series 2016A 5.00%, 8/01/22-8/01/27	26,905	33,528,254

		62,591,585

Arizona – 1.7%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,802,312
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/24-7/01/25	17,210	20,314,831

42	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/23-12/01/24	$2,770	$3,434,962
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 7/01/23-7/01/26	33,315	41,531,267
City of Phoenix Civic Improvement Corp. Series 2014B 5.00%, 7/01/17	2,610	2,690,179
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement – Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,251,383
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	22,377,856
County of Maricopa AZ COP Series 2015 5.00%, 7/01/18	3,290	3,520,399
Maricopa County Community College District Series 2016 5.00%, 7/01/18	9,620	10,307,541
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,669,525

		116,900,255

California – 7.7%
California Econ Recovery Series 2009A 5.00%, 7/01/19 (Pre-refunded/ETM)	16,765	18,649,218
5.00%, 7/01/20 (Pre-refunded/ETM)	5,675	6,312,813
5.25%, 7/01/21 (Pre-refunded/ETM)	2,735	3,060,875
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,521,646
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	27,876,281

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	$3,255	$3,756,530
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	855	925,777
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	11,515,843
Series 2011C 5.00%, 5/01/22	5,880	6,842,674
NATL Series 2006-32F 5.25%, 5/01/18	3,700	3,954,893
State of California Series 2006 5.00%, 10/01/16	3,710	3,710,000
Series 2008 5.00%, 4/01/18	5,000	5,305,600
Series 2009 5.25%, 10/01/20	5,085	5,745,542
Series 2013 5.00%, 11/01/24-11/01/25	43,465	54,110,610
Series 2014 5.00%, 5/01/25-5/01/29	130,465	162,648,899
Series 2015 5.00%, 8/01/22	15,765	19,133,823
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17-5/01/19	183,675	199,481,234

		534,552,258

Colorado – 0.9%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16-12/01/20	13,735	14,765,043
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	22,753,145
Series 2011A 5.50%, 11/15/19	2,290	2,594,295
Series 2012A 5.00%, 11/15/22-11/15/24	6,630	7,885,362

44	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(b)(c)	$13,168	$2,633,600
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,118,136
5.25%, 1/15/24-7/15/24	7,745	8,632,344
Stapleton Development Corp. (Denver Urban Renewal Authority) Series 2015B 5.00%, 12/01/19	1,170	1,308,411

		63,690,336

Connecticut – 1.5%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	3,960,592
Series 2014A 5.00%, 3/01/28	6,360	7,667,171
Series 2016A 5.00%, 3/15/20-3/15/22	51,430	60,058,905
Series 2016B 5.00%, 5/15/21	17,055	19,836,841
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	10,299,109

		101,822,618

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27	5,470	6,681,745

District of Columbia – 1.5%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	72,279,423
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,754,808
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,635,000
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/18	6,910	7,502,187

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010F-1 5.00%, 10/01/20	$11,905	$13,707,060

		101,878,478

Florida – 5.4%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	18,070,251
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,640	7,555,058
Series 2011A-1 5.00%, 6/01/19	15,975	17,609,722
Series 2012A 5.00%, 6/01/22	27,105	32,555,815
Series 2012A-1 5.00%, 6/01/20-6/01/21	20,785	23,830,093
Series 2015A 5.00%, 6/01/22	1,795	2,130,037
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,595,165
Collier County School Board COP Series 2015 5.00%, 2/15/18-2/15/19	12,210	13,189,472
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,973,450
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,299,672
5.625%, 10/01/25	2,550	2,985,132
County of Miami-Dade FL Series 2015A 5.00%, 11/01/20-11/01/21	7,205	8,453,159
Series 2015B 5.00%, 7/01/22	3,715	4,474,978
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/22-10/01/24	4,975	5,980,929
Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(a)(c)(d)	985	226,550

46	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Duval County School Board COP Series 2015B 5.00%, 7/01/26	$4,280	$5,324,063
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	8,731,049
Series 2012A 5.00%, 7/01/22	10,225	12,329,305
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/24-10/01/28	3,765	4,702,674
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 6/01/22	3,545	4,272,930
Series 2015A 5.00%, 6/01/18	7,655	8,179,980
Series 2015B 5.00%, 6/01/17	11,470	11,784,278
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/21-7/01/22	11,640	13,730,670
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	2,650	3,261,249
Hillsborough County School Board COP Series 2015 5.00%, 7/01/26	1,460	1,822,810
Hollywood Community Redevelopment Agency Series 2015 5.00%, 3/01/20-3/01/23	7,205	8,268,922
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	2,998,134
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,818,421
Manatee County School District COP Series 2016A 5.00%, 7/01/28-7/01/29(e)	14,010	16,777,509
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	12,376,898

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange County School Board COP Series 2014A 5.00%, 8/01/28-8/01/29	$46,355	$56,768,799
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(a)(c)(d)	510	255,000
Series 2010A-1 6.125%, 5/01/35	215	215,381
Series 2010A-2 6.125%, 5/01/35	490	490,867
Series 2010B 5.125%, 5/01/17	345	345,673
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,625	1,721,915
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,134,915
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,513,302
South Broward Hospital District Series 2015 5.00%, 5/01/27	3,325	4,101,254
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/22	3,150	3,769,258
State of Florida Series 2012B 5.00%, 7/01/18	8,460	9,063,113
State of Florida Lottery Revenue Series 2016B 5.00%, 7/01/18	3,130	3,350,884
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,421,768
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 1/01/21	3,490	4,028,612
Tohopekaliga Water Authority Series 2016 5.00%, 10/01/24-10/01/25	4,750	6,034,398

		378,523,514

48	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 3.0%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	$1,410	$1,417,092
Catoosa County School District Series 2016 5.00%, 8/01/19	1,335	1,484,801
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	25,480,932
Series 2010C 5.00%, 1/01/18-1/01/19	9,260	9,931,157
5.25%, 1/01/20	6,500	7,369,245
5.50%, 1/01/21	7,500	8,856,075
5.75%, 1/01/22-1/01/23	20,000	23,828,580
5.875%, 1/01/24	2,925	3,489,759
Series 2014A 5.00%, 1/01/28	12,250	15,048,390
City of Atlanta GA Series 2015 5.00%, 12/01/18	2,550	2,773,227
Glynn County School District Series 2016 5.00%, 8/01/18	1,195	1,282,665
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17-3/15/18	4,860	5,016,343
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/20	37,550	42,247,505
State of Georgia Series 2009I 5.00%, 7/01/18	14,580	15,632,530
Series 2016A 5.00%, 2/01/22-2/01/23	35,660	43,217,599

		207,075,900

Hawaii – 1.0%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21	3,690	4,076,122
5.00%, 7/01/22 (Pre-refunded/ETM)	3,210	3,561,527
Series 2010A 5.00%, 7/01/24	16,500	18,759,510

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Hawaii Series 2015E 5.00%, 10/01/22-10/01/23	$28,840	$35,321,017
Series 2016F 5.00%, 10/01/20-10/01/25	9,755	11,928,453

		73,646,629

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 7/15/21-7/15/23	6,915	8,247,292

Illinois – 4.4%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	3,465	3,541,854
County of Du Page IL Series 1993 5.60%, 1/01/21	5,840	6,463,770
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B 2.00%, 1/01/19(f)	5,730	5,968,368
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/20-11/15/28	4,745	5,634,684
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/27-2/01/29	42,820	51,854,395
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	39,240,317
Series 2014D 5.00%, 1/01/23	1,065	1,289,012
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/28	24,425	27,552,739
5.00%, 6/15/23 (Pre-refunded/ETM)	565	682,480
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/20	8,320	9,535,802

50	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	$720	$814,817
NATL Series 2001B 5.50%, 6/01/17	1,025	1,055,115
State of Illinois Series 2010 5.00%, 1/01/17-1/01/19	34,160	35,008,920
Series 2012 5.00%, 8/01/21-8/01/25	16,935	18,746,855
Series 2013 5.00%, 7/01/19-7/01/20	12,290	13,260,313
5.50%, 7/01/24	5,405	6,259,368
Series 2013A 5.00%, 4/01/23	4,390	4,970,534
Series 2014 5.00%, 5/01/22-5/01/27	46,045	52,038,422
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	1,955	2,125,124
State of Illinois (State of Illinois Sales Tax) Series 2016A 4.00%, 6/15/19	5,090	5,469,510
Series 2016C 5.00%, 6/15/22	2,525	3,007,098
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(a)(b)(c)	5,078	997,827
Village of Matteson IL Series 2010 8.00%, 12/01/29(g)	19,775	14,573,779

		310,091,103

Indiana – 0.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	6,582,501
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25-9/01/28	6,760	7,618,950

		14,201,451

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Iowa – 0.2%
Iowa Finance Authority (Iowa Finance Authority SRF) Series 2015 5.00%, 8/01/17-8/01/18	$10,770	$11,371,290

Kansas – 0.3%
City of Junction City KS Series 2016A 5.00%, 9/01/20-9/01/23	14,160	16,706,460
City of Wichita KS Water & Sewer Utility Revenue Series 2016B 5.00%, 10/01/18-10/01/19	5,255	5,747,969

		22,454,429

Kentucky – 0.5%
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/26	8,490	10,076,866
Series 2016A 5.00%, 7/01/21-7/01/27	19,390	23,830,765

		33,907,631

Louisiana – 0.7%
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (City of Baton Rouge / Parish of East Baton Rouge LA Sales Tax) Series 2015 5.00%, 8/01/27-8/01/28	8,985	10,984,261
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/13(a)(c)(d)(h)	4,025	– 0	–
Louisiana Agricultural Finance Authority (Louisiana Agricultural Finance Authority State Lease) Series 2007 5.25%, 9/15/17	6,190	6,382,509
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,575,895
Series 2010A 5.00%, 10/01/23	7,720	8,781,655
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/17-3/01/18	6,575	6,739,994

52	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Grove Community Development District Series 2006 5.30%, 11/01/21(a)(b)(c)	$1,695	$339,000
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/29	1,200	1,309,056
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 5/01/25	3,250	4,110,990

		48,223,360

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 9/01/25	1,000	1,215,080

Maryland – 0.4%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,028,817
State of Maryland Series 2014B 5.00%, 8/01/20	17,930	20,641,913
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,138,000

		30,808,730

Massachusetts – 2.1%
City of Cambridge MA Series 2015 5.00%, 2/15/18	2,330	2,460,550
Commonwealth of Massachusetts Series 2013A 5.00%, 4/01/18	2,060	2,185,578
Series 2013B 5.00%, 8/01/17-8/01/20	69,345	74,697,530
Series 2014C 5.00%, 8/01/20	1,045	1,199,232
Series 2016A 2.00%, 4/24/17	16,020	16,131,179
AGM Series 2006C 1.715%, 11/01/19(f)	1,815	1,853,750
NATL Series 2000E 0.54%, 12/01/30(i)	7,750	7,032,800
NATL Series 2000F 0.525%, 12/01/30(i)	6,700	6,079,955

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	$1,040	$1,191,726
Series 2014 5.00%, 6/15/20	7,170	8,216,031
Massachusetts Clean Water Trust (The) Series 1999A 6.00%, 8/01/17	2,240	2,334,662
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/17	4,140	4,262,461
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,335,975
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	10,680	13,000,907

		143,982,336

Michigan – 3.6%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,169,306
Lake Orion Community School District Series 2016 5.00%, 5/01/24	2,915	3,567,902
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/20	500	524,355
3.60%, 10/01/21	500	532,415
3.80%, 10/01/22	500	542,905
3.875%, 10/01/23	2,000	2,190,120
4.00%, 10/01/24	3,000	3,308,040
4.50%, 10/01/29	12,065	13,279,101
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	39,940	48,230,916

54	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24-7/01/27	$54,305	$65,726,933
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,897,282
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	6,630	6,659,371
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/23-12/01/25	13,075	16,330,187
5.50%, 12/01/26-12/01/27	7,220	9,340,369
South Lyon Community Schools Series 2016 5.00%, 5/01/22	3,060	3,630,445
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	12,858,733
Walled Lake Consolidated School District Series 2015 4.00%, 5/01/17	6,070	6,178,532
5.00%, 5/01/20	4,635	5,231,663
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,215,550
Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	9,660	10,746,452
5.00%, 11/15/22 (Pre-refunded/ETM)	2,865	3,215,160
5.00%, 11/15/23 (Pre-refunded/ETM)	1,575	1,767,496

		248,143,233

Minnesota – 1.0%
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	14,307,273
Series 2014E 4.00%, 8/01/17	12,610	12,942,021
Series 2015B 5.00%, 8/01/22	3,745	4,559,388
Series 2015D 5.00%, 8/01/18	12,245	13,166,436

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 8/01/18	$11,140	$11,978,285
Series 2016B 5.00%, 8/01/18	5,470	5,881,618
Stillwater Independent School District No. 834 Series 2015A 5.00%, 2/01/24	4,190	5,239,511

		68,074,532

Missouri – 0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/18-12/01/19	7,290	7,946,575
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/25	2,630	3,233,217

		11,179,792

Nevada – 4.0%
City of Las Vegas NV Series 2015C 5.00%, 9/01/20-9/01/26	18,625	22,371,264
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,334,250
Series 2013B 5.00%, 6/15/17	6,780	6,973,366
Series 2015A 5.00%, 6/15/18	70,485	75,283,619
Series 2015B 5.00%, 6/15/22	17,785	21,396,066
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,106,263
County of Clark NV Series 2015A 5.00%, 7/01/18	8,955	9,585,342
Series 2016A 5.00%, 11/01/24	7,080	8,914,357
Series 2016B 5.00%, 11/01/18-11/01/23	26,280	30,834,609
AMBAC Series 1992A 6.50%, 6/01/17	1,760	1,825,560
AMBAC Series 2006 5.00%, 11/01/16	16,010	16,058,991

56	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	$8,390	$9,299,140
County of Clark NV (Las Vegas-McCarran International Airport) Series 2008A 5.25%, 7/01/17	16,695	17,224,565
Las Vegas Valley Water District Series 2015B 4.00%, 12/01/18	4,240	4,515,218
Series 2016B 5.00%, 6/01/28	4,590	5,821,176
State of Nevada Series 2014A 5.00%, 4/01/21	15,245	17,842,138
Series 2015D 5.00%, 4/01/23	10,205	12,547,354

		275,933,278

New Jersey – 4.7%
New Jersey Economic Development Authority Series 2011EE 5.00%, 9/01/20 (Pre-refunded/ETM)	4,640	5,335,629
5.50%, 9/01/21 (Pre-refunded/ETM)	990	1,176,813
Series 2011G 5.00%, 9/01/20 (Pre-refunded/ETM)	2,605	2,995,542
Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	1,530	1,722,336
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,597,505
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.00%, 9/01/20	1,720	1,901,976
5.50%, 9/01/21	370	420,161
Series 2011G 5.00%, 9/01/20	290	320,682
Series 2013 5.00%, 3/01/20	13,965	15,284,274
Series 2014P 5.00%, 6/15/20	1,425	1,569,524
Series 2014U 5.00%, 6/15/20-6/15/21	14,200	15,844,602
Series 2015X 5.00%, 6/15/19	10,585	11,399,198

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2005K 5.25%, 12/15/20	$2,340	$2,637,414
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,224,285
5.50%, 1/01/26-1/01/27	2,000	2,394,240
New Jersey Environmental Infrastructure Trust Series 2015 5.00%, 9/01/20-9/01/22	23,625	27,965,298
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 7/01/20-7/01/21(e)	3,750	4,160,079
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	44,040	48,422,859
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2006A 5.25%, 12/15/20	3,730	4,200,875
5.50%, 12/15/21	6,155	7,117,211
Series 2011B 5.00%, 6/15/20	1,310	1,446,292
Series 2013A 5.00%, 6/15/20	3,960	4,371,998
New Jersey Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	15,323,475
Series 2014A 5.00%, 1/01/27-1/01/29	75,920	93,485,331
Series 2014C 5.00%, 1/01/24	14,720	18,184,499
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,960,545
NATL Series 2000B 1.365%, 1/01/30(i)	19,450	17,364,532

		330,827,175

New York – 11.6%
City of New York NY Series 2009C 5.00%, 8/01/17-8/01/22	18,190	19,989,027
Series 2010B 5.00%, 8/01/17-8/01/19	18,470	20,046,884
Series 2012A 5.00%, 10/01/16	10,090	10,090,000

58	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013B 5.00%, 8/01/19	$34,575	$38,434,261
Series 2013I 5.00%, 8/01/19	7,260	8,070,361
Series 2013J 5.00%, 8/01/19-8/01/20	16,575	18,480,479
Series 2014A 5.00%, 8/01/27	1,130	1,400,149
Series 2015A 5.00%, 8/01/22-8/01/23	12,015	14,568,824
Series 2015B 5.00%, 8/01/23	6,370	7,866,313
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16-11/15/28	25,550	27,045,564
Series 2012E 5.00%, 11/15/24	6,055	7,366,937
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	67,645,553
Series 2012H 5.00%, 11/15/26	6,065	7,363,213
Series 2013B 5.00%, 11/15/26	9,505	11,726,414
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	10,156,628
Series 2014C 5.00%, 11/15/27	5,000	6,223,700
AGC Series 2003B 5.25%, 11/15/20	8,415	9,811,133
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,469,295
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	40,925,329
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,434,541
Series 2012A 5.00%, 8/01/25	12,345	14,921,155
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	67,640,657
Series 2012E 5.00%, 11/01/21	8,545	10,156,672

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015C 5.00%, 11/01/18	$2,090	$2,265,058
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	27,908,476
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,119,613
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	15,252,918
Series 2011E 5.00%, 8/15/21	3,880	4,590,273
Series 2012A 5.00%, 12/15/22	20,745	25,395,407
Series 2012B 5.00%, 3/15/22	21,800	26,191,392
Series 2013A 5.00%, 2/15/20	4,635	5,252,799
Series 2014C 5.00%, 3/15/27	2,015	2,501,985
Series 2014E 5.00%, 2/15/17	4,440	4,507,044
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.365%, 5/01/34(i)	6,800	6,166,981
AMBAC Series 2001B 1.103%, 10/01/36(i)	11,000	10,025,312
1.12%, 10/01/36(i)	11,425	10,412,631
XLCA Series 2004A 1.225%, 1/01/39(i)	10,000	9,240,120
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,508,625
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,361,233

60	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17-4/01/18	$47,425	$48,802,455
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/25-3/15/26	63,625	78,034,776
Series 2013D 5.00%, 3/15/23	32,000	39,340,800
Series 2016A 5.00%, 3/15/24	4,010	5,017,513
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/28	3,335	3,986,592

		805,715,092

North Carolina – 0.3%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,145,889
Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	13,270	15,419,342
North Carolina Municipal Power Agency No. 1 Series 2008C 5.25%, 1/01/17 (Pre-refunded/ETM)	6,240	6,306,206
5.25%, 1/01/17	430	434,541

		24,305,978

Ohio – 3.1%
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,172,739
City of Columbus OH Series 2013-1 5.00%, 7/01/20	4,580	5,263,336
Series 2016A 3.00%, 8/15/18	10,875	11,305,759
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	107,893,636
Hamilton County Convention Facilities Authority (Hamilton County Convention Facilities Authority Lease) Series 2014 5.00%, 12/01/22-12/01/23	3,440	4,072,073

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	$6,325	$6,358,080
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	66,683,418
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,761,637
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,941,653

		215,452,331

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/20-7/01/28	9,270	10,141,503
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,020	3,405,926

		13,547,429

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,562,697
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	1,000	1,176,070
Port of Portland OR (Portland Intl Airport) Series 2010-20C 5.00%, 7/01/23	1,405	1,591,893
State of Oregon Department of Administrative Services Series 2009D 5.00%, 11/01/21 (Pre-refunded/ETM)	4,025	4,510,898
5.00%, 11/01/22 (Pre-refunded/ETM)	3,120	3,496,646
5.00%, 11/01/23 (Pre-refunded/ETM)	1,115	1,249,603
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	10,275	11,456,950

		34,044,757

62	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.9%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	$1,585	$1,658,623
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/23	3,500	4,288,200
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,095,994
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,029,021
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	20,128,792
Series 2011A 5.00%, 6/15/19	4,025	4,427,017
Commonwealth of Pennsylvania Series 2014 5.00%, 6/15/17-7/01/17	25,140	25,864,367
Series 2016 5.00%, 9/15/24	9,540	11,790,295
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19-7/01/19	23,445	25,981,819
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 6/30/26-12/31/28	51,190	62,051,627
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/17-6/01/19	38,140	40,350,833
5.00%, 6/01/20 (Pre-refunded/ETM)	5,425	5,995,222
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/17-9/01/20	31,615	34,621,757
5.125%, 9/01/22	9,080	10,349,838

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	$12,245	$13,732,962

		273,366,367

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	11,595,298

Rhode Island – 0.5%
Rhode Island Commerce Corp. AGC Series 2009A 5.25%, 6/15/17 (Pre-refunded/ETM)	7,955	8,198,423
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,389,730
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,716,030
5.75%, 8/01/19 (Pre-refunded/ETM)	4,460	4,792,582
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 6/01/21-6/01/23	14,635	16,786,450

		38,883,215

South Carolina – 0.8%
Beaufort County School District/SC Series 2015A 5.00%, 3/01/18	3,210	3,396,180
Kershaw County School District/SC Series 2015 5.00%, 12/01/21	1,185	1,375,951
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/22-12/01/27	7,000	8,550,210
South Carolina Public Service Authority Series 2015A 5.00%, 12/01/24	4,490	5,613,847

64	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 12/01/22-12/01/23	$32,645	$39,880,119

		58,816,307

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,473,429

Texas – 10.7%
Aldine Independent School District Series 2013 5.00%, 2/15/17	4,945	5,019,669
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	7,725,567
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	775	845,107
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,370,400
Bryan Independent School District Series 2015B 4.00%, 2/15/18	1,315	1,370,191
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	1,490	1,494,261
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	19,480	21,937,597
Series 2015C 5.00%, 8/15/23-8/15/25	4,860	5,940,496
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,285,602
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/23-9/01/25	3,800	4,623,046
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,234,482
AGM Series 2000P 0.94%, 7/01/30(i)	1,250	1,176,450

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	$6,400	$7,027,648
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	30,475,738
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,551,473
City of San Antonio TX Electric & Gas Systems Revenue Series 2008 5.00%, 2/01/21 (Pre-refunded/ETM)	5,040	5,309,539
Series 2009D 5.00%, 2/01/20	47,315	51,636,752
City of Waco TX Series 2015 5.00%, 2/01/21	5,505	6,398,627
County of Harris TX Series 2010A 5.00%, 10/01/23-10/01/25	17,725	20,488,523
Series 2014A 5.00%, 10/01/17	4,820	5,019,500
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,037,214
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,417,276
Series 2014A 5.25%, 11/01/28	11,550	13,904,121
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	168,757,294
Harris County Hospital District 5.00%, 2/15/20-2/15/27(e)	7,155	8,380,378
Houston Independent School District Series 2014 5.00%, 2/15/17-2/15/18	29,205	30,323,807
Series 2016A 5.00%, 2/15/23	5,070	6,222,056
North Texas Tollway Authority Series 2014A 5.00%, 1/01/21-1/01/24	16,695	19,913,613

66	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015B 5.00%, 1/01/23-1/01/28	$12,275	$15,136,280
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/24	5,000	5,876,400
5.25%, 9/01/25-9/01/26	35,940	42,674,520
Permanent University Fund Series 2015A 5.00%, 7/01/17	3,155	3,251,922
San Antonio Water System Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,093,827
Series 2013E 5.00%, 5/15/25	3,000	3,681,780
Spring Branch Independent School District Series 2015A 5.00%, 2/01/23-2/01/24	6,715	8,291,708
Series 2015B 5.00%, 2/01/23-2/01/24	10,435	12,881,150
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	9,618,461
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	33,370	39,752,981
5.00%, 10/01/23 (Pre-refunded/ETM)	5,500	6,523,825
5.00%, 10/01/24 (Pre-refunded/ETM)	5,440	6,452,656
5.00%, 10/01/25 (Pre-refunded/ETM)	3,025	3,588,104
Series 2014 4.00%, 10/01/17	5,400	5,570,424
Series 2014A 5.00%, 10/01/23	13,680	17,061,422
Series 2015A 5.00%, 10/01/23	10,615	13,238,816
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	595	597,576
Series 2015B-2 3.875%, 11/15/20	2,500	2,530,125

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas A&M University Series 2009D 5.00%, 5/15/18	$2,000	$2,132,520
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17-1/01/18	17,980	18,078,998
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/24 (Pre-refunded/ETM)	8,380	8,548,857
Series 2015 5.00%, 10/01/23	21,840	27,139,476

		742,608,255

Utah – 0.1%
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/26-6/15/28	5,455	6,793,972

Virginia – 1.6%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	6,898,918
Series 2015C 3.00%, 10/01/16	13,490	13,490,000
4.00%, 10/01/17	25,985	26,799,890
5.00%, 10/01/18	13,855	14,989,447
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 2/01/23	4,245	5,212,605
Series 2015B 5.00%, 9/01/20-9/01/22	35,675	42,174,955

		109,565,815

Washington – 8.4%
Chelan County Public Utility District No. 1 Series 2011A 5.00%, 7/01/20	3,110	3,521,235
Series 2011B 5.00%, 7/01/21	5,000	5,795,050
5.25%, 7/01/22	3,670	4,284,358

68	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Series 2016A 5.00%, 4/01/18	$3,150	$3,342,024
City of Seattle WA Drainage & Wastewater Revenue Series 2016 5.00%, 4/01/20	3,910	4,450,714
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,560,089
County of King WA Series 2015 5.00%, 7/01/23	2,485	3,083,587
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,088,464
Energy Northwest (Bonneville Power Administration) Series 2007C 5.00%, 7/01/17	2,625	2,706,034
Series 2012A 5.00%, 7/01/18-7/01/21	92,605	101,560,061
Series 2016A 5.00%, 7/01/25-7/01/27	50,640	65,167,646
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/23	4,750	5,906,720
Grant County Public Utility District No. 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	15,823,690
King County School District No. 45 Bellevue Series 2014 5.00%, 12/01/18	2,355	2,561,157
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/22	2,710	3,294,113
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,265,323
Series 2010C 5.00%, 2/01/17	2,590	2,624,395
Series 2015C 5.00%, 4/01/21-4/01/23	3,570	4,225,444
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,273,920

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2008C 5.00%, 1/01/17	$3,225	$3,257,444
Series 2009R 5.00%, 1/01/17	6,810	6,878,509
Series 2012 5.00%, 7/01/22-7/01/23	27,935	33,761,560
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	27,428,984
Series 2012R-2012D 5.00%, 7/01/17	5,000	5,154,350
Series 2012R-2013A 5.00%, 7/01/17	3,545	3,654,434
Series 2014 4.00%, 7/01/17	17,610	18,024,187
Series 2014R 5.00%, 7/01/17	5,285	5,448,148
Series 20152 5.00%, 7/01/20-7/01/23	54,945	65,271,455
Series 2015A-1 5.00%, 8/01/22-8/01/23	27,765	34,047,770
Series 2015B 5.00%, 2/01/22	4,480	5,360,230
Series 2016R 5.00%, 8/01/20	10,950	12,570,600
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	43,477,348
Series 2013C 5.00%, 9/01/19	6,060	6,730,297
State of Washington COP Series 2015 5.00%, 7/01/18	3,565	3,814,657
Series 2015C 5.00%, 7/01/21-7/01/23	26,825	32,281,025
Washington Health Care Facilities Authority (MultiCare Health System) Series 2015B 5.00%, 8/15/28-8/15/30	31,550	38,337,013

		587,032,035

West Virginia – 0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) AGM Series 2004C 1.173%, 2/15/34(i)	3,200	2,857,190

70	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.5%
State of Wisconsin Series 2014-2 5.00%, 5/01/17	$23,330	$23,890,853
Series 2014B 5.00%, 5/01/17	3,610	3,696,785
Wisconsin Department of Transportation NATL Series 2007I 5.00%, 7/01/17	2,000	2,061,880
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,155,970
WPPI Energy Series 2014A 5.00%, 7/01/29	1,000	1,199,000

		32,004,488

Total Long-Term Municipal Bonds (cost $5,959,320,979)		6,262,645,095

Short-Term Municipal Notes – 3.5%
Florida – 0.8%
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2008 0.88%, 6/01/48(j)	54,000	54,000,000

Indiana – 0.3%
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2009D 0.74%, 11/01/39(j)	19,200	19,200,000

Missouri – 0.5%
Missouri Health & Educational Facilities Authority (St. Louis University) Series b-1 0.89%, 10/01/35(j)	35,970	35,970,000

New York – 0.4%
City of New York NY Series 2013D 0.87%, 8/01/40(j)	31,750	31,750,000

North Carolina – 0.7%
North Carolina Medical Care Commission (WakeMed Obligated Group) Series 2009B 0.82%, 10/01/38(j)	45,800	45,800,000

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.8%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 0.75%, 11/01/41(j)	$31,330	$31,330,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2012 0.82%, 5/01/46(j)	25,675	25,675,000

		57,005,000

Total Short-Term Municipal Notes (cost $243,725,000)		243,725,000

Total Municipal Obligations (cost $6,203,045,979)		6,506,370,095

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Notes 1.25%, 3/31/21	160,430	161,269,691
1.625%, 11/30/20	179,550	183,428,639

Total Governments - Treasuries (cost $341,678,628)		344,698,330

CORPORATES - INVESTMENT GRADE – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,901,576
JPMorgan Chase & Co. 1.352% (LIBOR 3 Month + 0.51%), 3/01/18(k)	2,000	1,999,678
Morgan Stanley Series G 5.45%, 1/09/17	8,860	8,957,327

Total Corporates - Investment Grade (cost $15,865,552)		15,858,581

SHORT-TERM INVESTMENTS – 0.8%
Time Deposit – 0.8%
State Street Time Deposit 0.01%, 10/03/16 (cost $52,556,098)	52,556	52,556,098

Total Investments – 99.4% (cost $6,613,146,257)		6,919,483,104
Other assets less liabilities – 0.6%		44,378,679

Net Assets – 100.0%		$6,963,861,783

72	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$163,500	3/31/19	3 Month LIBOR	1.056%	$(78,482)

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$66,580	12/14/20	1.548%	CPI#	$433,622
Citibank, NA	38,900	8/09/21	1.540%	CPI#	357,584
Deutsche Bank AG	68,450	7/15/20	1.265%	CPI#	1,751,009

					$2,542,215

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$60,000	6/07/22	0.906%	SIFMA*	$152,392
JPMorgan Chase Bank, NA	50,000	2/22/23	0.902%	SIFMA*	267,731

					$420,123

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Non-income producing security.

(b)	Defaulted.

(c)	Illiquid security.

(d)	Defaulted matured security.

(e)	When-Issued or delayed delivery security.

(f)	Variable rate coupon, rate shown as of September 30, 2016.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Fair valued by the Adviser.

(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $70,355,971 or 1.01% of net assets.

(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

(k)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.2%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

OSF – Order of St. Francis

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

74	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2016

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.7%
Long-Term Municipal Bonds – 93.2%
New York – 80.7%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$13,917,119
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,325	5,321,696
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 7/01/22-7/01/23	2,000	2,393,830
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/23-11/01/25	3,335	3,778,212
5.25%, 11/01/29	1,900	2,163,511
City of New York NY Series 1993E-3 5.00%, 8/01/23	6,855	8,064,770
Series 2007A 5.00%, 8/01/18 (Pre-refunded/ETM)	30	31,018
5.00%, 8/01/18	4,540	4,696,675
Series 2011A 5.00%, 8/01/26	14,275	16,735,724
Series 2011D-1 5.00%, 10/01/24	2,860	3,380,177
Series 2012I 5.00%, 8/01/22	2,320	2,802,676
Series 2013B 5.00%, 8/01/20	10,000	11,467,800
Series 2013F 5.00%, 3/01/17	2,675	2,720,609
Series 2013I 5.00%, 8/01/20	18,775	21,530,794
Series 20161 5.00%, 8/01/20	9,105	10,441,432
Series 2016E 5.00%, 8/01/20	9,360	10,733,861
City of Yonkers NY Series 2011A 5.00%, 10/01/16-10/01/17	3,880	3,972,930
County of Monroe NY Series 2015 5.00%, 6/01/17-6/01/22	16,340	18,253,979

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

BAM Series 2015 5.00%, 6/01/21-6/01/22	$5,860	$6,877,348
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,838,533
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,451,894
Series 2014A 5.00%, 4/01/25	10,190	12,440,971
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,053,772
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 5/01/22	5,800	6,783,332
Housing Development Corp./NY Series 2013A 5.00%, 7/01/25	2,000	2,425,600
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(a)	1,450	1,449,043
5.25%, 1/01/24(a)	1,250	1,235,100
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16	4,665	4,687,019
5.00%, 11/15/17 (Pre-refunded/ETM)	1,980	1,989,445
Series 2010D 5.25%, 11/15/24	10,755	12,553,559
Series 2010G 5.00%, 11/15/21	9,305	10,723,175
5.25%, 11/15/22-11/15/26	33,880	39,554,521
Series 2011C 5.00%, 11/15/24	2,890	3,426,500
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,967,412
Series 2016B 5.00%, 11/15/22-11/15/27	4,310	5,368,451
Series 2016C 5.00%, 11/15/34	4,480	5,032,787
AGM Series 2002B 1.049%, 11/01/22(b)	14,550	14,534,621

76	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	$14,130	$17,256,686
NATL Series 2004A 5.25%, 11/15/16	9,820	9,869,984
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,542,264
New York City Municipal Water Finance Authority Series 2008AA 5.00%, 6/15/19 (Pre-refunded/ETM)	11,675	12,490,265
5.00%, 6/15/21 (Pre-refunded/ETM)	1,285	1,375,862
5.00%, 6/15/21	5,620	6,018,402
5.00%, 6/15/22 (Pre-refunded/ETM)	2,905	3,107,856
Series 2010FF 5.00%, 6/15/25	24,730	28,279,744
Series 2011HH 5.00%, 6/15/26	9,055	10,657,192
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	17,479,597
Series 2015F 5.00%, 6/15/27-6/15/28	7,830	9,908,086
Series 2015G 5.00%, 6/15/28	11,465	14,426,295
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 7/15/25	4,420	5,202,075
Series 2012S 5.00%, 7/15/25	7,390	8,916,183
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/20	1,160	1,345,704
Series 2011A-1 5.00%, 11/01/23	15,315	18,211,985
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	17,508,762
Series 2011C 5.00%, 11/01/20	9,480	10,997,653

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012B 5.00%, 11/01/16-11/01/24	$15,960	$18,846,123
Series 2012D 5.00%, 11/01/20-11/01/23	32,780	39,145,581
Series 2012E 5.00%, 2/01/21-2/01/26	11,600	13,710,456
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	8,404,359
Series 2014C 5.00%, 11/01/26	6,345	7,934,105
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,932,432
Series 2015C 5.00%, 11/01/26	20,000	25,426,600
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	23,201,602
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,507,142
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(c)(d)(e)	1,980	20
New York Local Government Assistance Corp. (New York Local Government Assistance Corp. Sales Tax) Series 2008A 5.00%, 4/01/19-4/01/20	16,145	17,149,702
New York Power Authority NATL Series 2007C 5.00%, 11/15/16	6,245	6,274,789
New York State Dormitory Authority Series 2012D 5.00%, 2/15/22 (Pre-refunded/ETM)	1,290	1,547,484
5.00%, 2/15/23 (Pre-refunded/ETM)	865	1,037,654
5.00%, 2/15/24 (Pre-refunded/ETM)	815	977,674
5.00%, 2/15/25 (Pre-refunded/ETM)	880	1,055,648
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2010A 5.00%, 7/01/19	4,390	4,839,317

78	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 7/01/22-7/01/26	$6,415	$7,793,304
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	1,360	1,450,345
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/22	6,050	6,717,739
New York State Dormitory Authority (New York State Sales Tax) Series 2015-2 5.00%, 3/15/22	29,830	35,926,357
Series 2015A 5.00%, 3/15/21-3/15/23	3,470	4,201,124
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 7/01/23	2,040	2,521,012
NATL Series 1998A 6.00%, 7/01/18	1,000	1,088,870
New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/24	1,130	1,393,776
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,034,478
Series 2008C 5.00%, 3/15/18	24,875	26,368,495
Series 2009D 5.00%, 6/15/20	2,230	2,475,969
Series 2009G 5.00%, 3/15/18	7,840	8,304,912
Series 2012A 5.00%, 12/15/21	5,905	7,051,338
Series 2012B 5.00%, 3/15/22	3,905	4,691,623
Series 2012D 5.00%, 2/15/22-2/15/25	18,285	21,972,500
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	17,051,663
Series 2014C 5.00%, 3/15/28-3/15/29	14,485	17,921,909
Series 2015B 5.00%, 2/15/23	1,160	1,423,587

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2015E 5.00%, 3/15/23	$4,380	$5,384,772
AMBAC Series 2005B 5.50%, 3/15/23	5,000	6,301,150
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2015A 5.00%, 7/01/18-7/01/19	3,820	4,187,883
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,653,094
New York State Dormitory Authority (Wyckoff Heights Medical Center State Lease) Series 2015 5.00%, 2/15/21	3,870	4,484,053
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.436%, 4/01/34(b)	20,500	19,852,733
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	7,145,838
Series 2009A 5.25%, 6/15/24	7,300	8,147,530
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 3/15/22-9/15/22	9,320	11,393,338
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	13,165	13,436,199
Series 2012A 5.00%, 4/01/21-4/01/25	26,175	31,118,884
AMBAC Series 2005B 5.50%, 4/01/20	9,080	10,494,482
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	6,103,468

80	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 5/01/19	$25,000	$27,506,000
Series 2014 5.00%, 1/01/26-1/01/28	4,345	5,406,337
Series 2014J 5.00%, 1/01/26-1/01/27	33,900	41,563,866
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	5,425	6,259,908
New York State Thruway Authority Highway & Bridge Trust Fund Series 2008B 5.00%, 4/01/17 (Pre-refunded/ETM)	8,500	8,672,550
New York State Urban Development Corp. Series 2007B 5.00%, 3/15/23 (Pre-refunded/ETM)	2,865	2,918,661
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	3,780,104
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/20	9,915	11,268,893
Series 2015A 5.00%, 3/15/23	12,400	15,244,560
Series 2016A 5.00%, 3/15/22-3/15/28	11,020	13,904,573
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26-8/01/31	23,655	26,024,015
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/21	3,690	4,234,792
Niagara Falls City School District Series 2016 5.00%, 6/15/22-6/15/25	11,580	14,022,998
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,303,580
Series 2011O 5.00%, 10/15/21	5,215	6,137,221

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013-178 5.00%, 12/01/23	$10,480	$12,879,815
Series 2014 5.00%, 9/01/23-9/01/27	12,470	15,221,463
Series 2014-1 5.00%, 10/15/23	3,455	4,238,041
Series 2014-186 5.00%, 10/15/21-10/15/22	12,575	14,935,513
Series 2015E 5.00%, 10/15/21-10/15/23	23,485	28,261,310
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25-10/15/26	13,140	16,693,755
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	280	280,459
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/17	1,750	1,802,570
Town of Oyster Bay NY Series 2016 3.75%, 3/31/17	1,800	1,808,856
Series 2016C 4.00%, 6/01/18	4,175	4,201,010
Series 2016D 3.875%, 6/28/17	3,000	3,017,160
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	1,025	1,036,562
Series 2008A 5.00%, 11/15/19 (Pre-refunded/ETM)	2,150	2,291,019
Series 2008C 5.00%, 11/15/16	5,000	5,023,500
Series 2008D 5.00%, 11/15/16	14,880	14,948,746
Series 2011A 5.00%, 1/01/27	7,000	8,342,670
Series 2012B 5.00%, 11/15/19-11/15/23	28,330	34,166,114
Series 2013A 5.00%, 11/15/28	5,000	6,072,850
Series 2013B 5.00%, 11/15/22	7,525	9,185,166

82	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/17-9/01/21	$10,100	$10,652,914
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	43,217,419
Series 2016A 5.00%, 6/15/27-12/15/27	21,425	27,609,112

		1,454,611,686

Alabama – 0.6%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,145	11,862,181

California – 1.4%
California Econ Recovery Series 2009A 5.00%, 7/01/18 (Pre-refunded/ETM)	16,365	17,555,226
5.25%, 7/01/21 (Pre-refunded/ETM)	5,000	5,595,750
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2013A 5.00%, 6/01/19	1,225	1,356,834
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,412,442

		25,920,252

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,486,887

Florida – 1.7%
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	4,856,234
County of Miami-Dade FL Aviation Revenue Series 2009A 5.75%, 10/01/20	1,680	1,911,739

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Durbin Crossing Community Development District Series 2006-1 5.25%, 11/01/15(c)(e)(f)	$2,060	$473,800
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(e)(f)	185	92,500
Series 2010A-1 6.125%, 5/01/35	75	75,133
Series 2010A-2 6.125%, 5/01/35	180	180,319
Series 2010B 5.125%, 5/01/17	135	135,263
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	750	794,730
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,690,000
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	17,509,172
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(e)(f)(g)	155	50,980
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,229,210

		29,999,080

Georgia – 0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,097,411

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,707,144

Illinois – 1.6%
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	5,090	5,686,802

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2012 5.00%, 3/01/21-8/01/25	$9,765	$10,797,394
Series 2013 5.50%, 7/01/25	7,435	8,615,158
Series 2014 5.00%, 5/01/24	2,540	2,903,957
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)(e)	1,307	256,826

		28,260,137

Indiana – 0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	12,003,538

Louisiana – 0.0%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)(e)	1,515	303,000
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(e)(f)	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)(e)	1,500	270,000

		804,000

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,501,733

Nevada – 0.4%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,161,608

New Jersey – 2.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011G 5.00%, 9/01/21	3,295	3,672,970

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013 5.00%, 3/01/21	$2,500	$2,793,450
Series 2015X 5.00%, 6/15/19-6/15/21	23,895	26,714,504
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 6/15/21	2,195	2,462,417

		35,643,341

Ohio – 0.3%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	3,345	3,362,795
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	1,650	1,658,630

		5,021,425

Pennsylvania – 0.9%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/21	11,405	12,950,720
5.25%, 9/01/23	2,345	2,684,063

		15,634,783

Tennessee – 1.1%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	20,319,541

Texas – 0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	5	5,022

Washington – 0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,823,460

Total Long-Term Municipal Bonds (cost $1,593,386,649)		1,679,863,229

86	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.5%
New York – 0.5%
New York State Housing Finance Agency (160 Madison Ave LLC) 0.88%, 11/01/46(h) (cost $10,000,000)	$10,000	$10,000,000

Total Municipal Obligations (cost $1,603,386,649)		1,689,863,229

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Notes 1.25%, 3/31/21	30,335	30,493,774
1.375%, 1/31/21	16,995	17,180,891
1.625%, 11/30/20	41,035	41,921,438

Total Governments - Treasuries (cost $88,797,212)		89,596,103

SHORT-TERM INVESTMENTS – 0.3%
Time Deposit – 0.3%
State Street Time Deposit 0.01%, 10/03/16 (cost $5,407,034)	5,407	5,407,034

Total Investments – 99.0% (cost $1,697,590,895)		1,784,866,366
Other assets less liabilities – 1.0%		17,261,459

Net Assets – 100.0%		$1,802,127,825

INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$17,230	12/14/20	1.548%	CPI#		$112,215
Citibank, NA	10,000	8/09/21	1.540%	CPI	#	91,924
Deutsche Bank AG	17,700	7/15/20	1.265%	CPI#		452,782

						$656,921

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Intermediate New York Municipal Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$20,000	10/19/22	1.103%	SIFMA*	$(174,129)
Citibank, NA	14,600	3/01/23	0.904%	SIFMA*	77,278

					$(96,851)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.15% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$1,450,000	$1,449,043	0.08%
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 5.25%, 1/01/24	11/13/14	1,250,000	1,235,100	0.07%

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $34,387,354 or 1.91% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Illiquid security.

(f)	Defaulted matured security.

(g)	Fair valued by the Adviser.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.2% and 0.0%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BAM	– Build American Mutual
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
SRF	– State Revolving Fund

See notes to financial statements.

88	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2016

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,223,210,517		$6,919,483,104		$1,784,866,366
Cash	– 0	–	9,604		20,085
Cash collateral due from broker	– 0	–	1,508,508		– 0	–
Due from custodian	93,502		266,659		124,348
Receivables:
Interest	15,373,859		75,183,357		20,575,484
Capital shares sold	2,747,224		10,121,671		701,081
Investment securities sold	– 0	–	90,000		35,000
Unrealized appreciation of inflation swaps	448,761		2,542,215		656,921
Unrealized appreciation of interest rate swaps	129,145		420,123		77,278

Total assets	1,242,003,008		7,009,625,241		1,807,056,563

Liabilities
Cash collateral due to broker	300,000		2,870,000		420,000
Payables:
Investment securities purchased	2,534,756		29,373,164		– 0	–
Dividends to shareholders	632,956		3,645,552		983,405
Management fee	496,495		2,360,523		705,781
Capital shares redeemed	489,730		6,250,397		2,289,554
Shareholder servicing fee	91,540		430,593		127,906
Distribution fee	37,640		181,779		84,348
Transfer Agent fee	4,899		48,536		7,700
Margin owed to broker on exchange-traded derivatives	– 0	–	93,764		– 0	–
Accrued expenses	102,279		509,150		135,915
Unrealized depreciation of interest rate swaps	– 0	–	– 0	–	174,129

Total liabilities	4,690,295		45,763,458		4,928,738

Net Assets	$1,237,312,713		$6,963,861,783		$1,802,127,825

Cost of investments	$1,163,112,459		$6,613,146,257		$1,697,590,895

Net Assets Consist of:
Capital stock, at par	$84,790		$474,745		$125,719
Additional paid-in capital	1,193,335,990		6,689,545,390		1,729,051,357
Undistributed net investment income/(distributions in excess of net investment income)	(195,106)		(687,630)		(57,728)
Accumulated net realized loss on investment transactions	(16,588,925)		(34,691,425)		(14,827,064)
Net unrealized appreciation of investments inflation swaps and interest rate swaps	60,675,964		309,220,703		87,835,541

	$1,237,312,713		$6,963,861,783		$1,802,127,825

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Statement of Assets & Liabilities

	California Municipal Portfolio			Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets		$1,119,515,570		$5,276,926,745	$1,560,549,375
Shares of capital stock outstanding		76,717,332		359,711,737	108,861,729

Net asset value and offering price per share		$14.59		$14.67	$14.34

Class A Shares
Net Assets		$92,258,542		$450,882,252	$181,487,995
Shares of capital stock outstanding		6,322,200		30,712,622	12,664,235

Net asset value and redemption price per share		$14.59		$14.68	$14.33
Sales charge – 3.00% of public offering price		0.45		0.45	0.44

Maximum offering price		$15.04		$15.13	$14.77

Class B Shares
Net Assets	$	– 0	–	$78,307	$15,626
Shares of capital stock outstanding		– 0	–	5,335	1,091

Net asset value and offering price per share	$	– 0	–	$14.68	$14.32

Class C Shares
Net Assets		$22,272,513		$108,639,715	$56,848,607
Shares of capital stock outstanding		1,526,413		7,402,961	3,966,394

Net asset value and offering price per share		$14.59		$14.68	$14.33

Advisor Class Shares
Net Assets		$3,266,088		$1,127,334,764	$3,226,222
Shares of capital stock outstanding		223,810		76,912,437	225,130

Net asset value and offering price per share		$14.59		$14.66	$14.33

See notes to financial statements.

90	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2016

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$32,549,838	$169,577,479	$49,474,357
Other income(a)	93,501	266,659	124,348

Total income	32,643,339	169,844,138	49,598,705

Expenses:
Management fee (see Note 2A)	5,877,075	28,064,010	8,350,563
Shareholder servicing fee (see Note 2B)	1,080,590	5,048,509	1,504,287
Custodian fee	206,905	336,154	217,870
Transfer Agent fee – Non-Retail Class	25,634	117,728	36,264
Transfer Agent fee – Class A	30,018	406,318	71,003
Transfer Agent fee – Class B	5	105	20
Transfer Agent fee – Class C	7,206	105,235	22,810
Transfer Agent fee – Advisor Class	2	1,290,787	1
Distribution fees – Class A	231,137	1,156,083	455,947
Distribution fees – Class B	15	884	194
Distribution fees – Class C	218,310	1,135,106	578,551
Auditing and tax fees	51,486	161,839	64,467
Printing fees	41,718	306,801	69,644
Directors’ fees and expenses	40,213	226,947	58,704
Legal fees	29,145	127,046	38,924
Registration fees	26,680	231,520	56,606
Miscellaneous	38,375	74,973	43,500

Total expenses	7,904,514	38,790,045	11,569,355

Net investment income	24,738,825	131,054,093	38,029,350

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,186,420	(4,681,400)	(1,948,004)
Swaps	(334,568)	(98,417)	(484,987)

Net realized gain (loss) on investment transactions	851,852	(4,779,817)	(2,432,991)

Net change in unrealized appreciation/depreciation of:
Investments	13,740,850	89,959,882	29,615,793
Swaps	661,542	3,356,437	682,966

Net change in unrealized appreciation/depreciation of investments	14,402,392	93,316,319	30,298,759

Net realized and unrealized gain on investment transactions	15,254,244	88,536,502	27,865,768

Net Increase in Net Assets Resulting from Operations	$39,993,069	$219,590,595	$65,895,118

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

New York Municipal Portfolio
Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$38,029,350	$40,327,740
Net realized gain (loss) on investment transactions	(2,432,991)	2,850,194
Net change in unrealized appreciation/depreciation of investments	30,298,759	(10,912,734)

Net increase in net assets resulting from operations	65,895,118	32,265,200
Dividends to Shareholders:
Municipal Class	(33,227,597)	(34,935,066)
Class A	(3,649,054)	(4,453,201)
Class B	(233)	(1,742)
Class C	(723,446)	(937,900)
Advisor Class(a)	(764)	– 0	–

Total dividends to shareholders	(37,601,094)	(40,327,909)

Capital-Share Transactions:
Net proceeds from sales of shares	299,427,847	272,955,832
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	29,710,543	31,104,914

Total proceeds from shares sold	329,138,390	304,060,746
Cost of shares redeemed	(246,824,003)	(316,118,189)

Net increase (decrease) in net assets from capital-share transactions	82,314,387	(12,057,443)

Net increase (decrease) in net assets	110,608,411	(20,120,152)
Net Assets:
Beginning of period	1,691,519,414	1,711,639,566

End of period(a)	$1,802,127,825	$1,691,519,414

(a) Includes distributions in excess of net investment income of:	$(57,728)	$(144,328)

See notes to financial statements.

92	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

California Municipal Portfolio
Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,738,825	$24,807,578
Net realized gain on investment transactions	851,852	544,928
Net change in unrealized appreciation/depreciation of investments	14,402,392	(7,219,798)

Net increase in net assets resulting from operations	39,993,069	18,132,708
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(22,580,641)	(22,395,029)
Class A	(1,738,053)	(2,124,781)
Class B	(13)	(29)
Class C	(247,573)	(287,592)
Advisor Class(a)	(660)	– 0	–

Total dividends to shareholders	(24,566,940)	(24,807,431)

Capital-Share Transactions:
Net proceeds from sales of shares	240,152,903	225,316,366
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	19,316,733	18,927,724

Total proceeds from shares sold	259,469,636	244,244,090
Cost of shares redeemed	(188,439,140)	(206,162,447)

Net increase in net assets from capital-share transactions	71,030,496	38,081,643

Net increase in net assets	86,456,625	31,406,920
Net Assets:
Beginning of period	1,150,856,088	1,119,449,168

End of period(a)	$1,237,312,713	$1,150,856,088

(a) Includes distributions in excess of net investment income of:	$(195,106)	$(196,532)

See notes to financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2016	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations:
Net investment income	$131,054,093	$130,111,751
Net realized loss on investment transactions	(4,779,817)	(4,040,842)
Net change in unrealized appreciation/depreciation of investments	93,316,319	(24,760,694)

Net increase in net assets resulting from operations	219,590,595	101,310,215
Dividends to Shareholders:
Municipal Class	(99,595,708)	(100,297,133)
Class A	(7,954,233)	(26,327,829)
Class B	(833)	(1,094)
Class C	(1,097,427)	(1,342,817)
Advisor Class(b)	(22,148,426)	(2,142,878)

Total dividends to shareholders	(130,796,627)	(130,111,751)

Capital-Share Transactions:
Net proceeds from sales of shares	1,496,406,797	2,457,503,589
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	106,411,936	101,868,529

Total proceeds from shares sold	1,602,818,733	2,559,372,118
Cost of shares redeemed	(1,257,100,824)	(2,294,929,602)

Net increase in net assets from capital-share transactions	345,717,909	264,442,516

Net increase in net assets	434,511,877	235,640,980
Net Assets:
Beginning of period	6,529,349,906	6,293,708,926

End of period(a)	$6,963,861,783	$6,529,349,906

(a) Includes distributions in excess of net investment income of:	$(687,630)	$(147,685)

See notes to financial statements.

94	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 17 series each with its own investment objective. Effective February 1, 2002, the Bernstein Portfolios commenced offering AB Intermediate Municipal Class A, AB Intermediate Municipal Class B and AB Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective July 25, 2016, California Municipal Portfolio and New York Municipal Portfolio commenced offering of Advisor Class Shares. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

96	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2016:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,135,406,761		$27,865,539	(a)	$1,163,272,300
Short-Term Municipal Notes		– 0	–	7,000,000		– 0	–	7,000,000
Governments – Treasuries		– 0	–	51,583,608		– 0	–	51,583,608
Short-Term Investments		– 0	–	1,354,609		– 0	–	1,354,609

Total Investments in Securities		– 0	–	1,195,344,978		27,865,539		1,223,210,517

Other Financial Instruments(b):
Assets:
Inflation (CPI) Swaps		– 0	–	448,761		– 0	–	448,761
Interest Rate Swaps		– 0	–	129,145		– 0	–	129,145
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(c)	$	– 0	–	$1,195,922,884		$27,865,539		$1,223,788,423

98	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,195,096,877	$67,548,218	(a)	$6,262,645,095
Short-Term Municipal Notes		– 0	–	243,725,000	– 0	–	243,725,000
Governments – Treasuries		– 0	–	344,698,330	– 0	–	344,698,330
Corporates – Investment Grade		– 0	–	15,858,581	– 0	–	15,858,581
Short-Term Investments		– 0	–	52,556,098	– 0	–	52,556,098

Total Investments in Securities		– 0	–	6,851,934,886	67,548,218		6,919,483,104

Other Financial Instruments(b):
Assets:
Inflation (CPI) Swaps		– 0	–	2,542,215	– 0	–	2,542,215
Interest Rate Swaps		– 0	–	420,123	– 0	–	420,123
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(78,482)	– 0	–	(78,482	)(d)

Total(e)	$	– 0	–	$6,854,818,742	$67,548,218		$6,922,366,960

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,647,671,938	$32,191,291		$1,679,863,229
Short-Term Municipal Notes		– 0	–	10,000,000	– 0	–	10,000,000
Governments – Treasuries		– 0	–	89,596,103	– 0	–	89,596,103
Short-Term Investments		– 0	–	5,407,034	– 0	–	5,407,034

Total Investments in Securities		– 0	–	1,752,675,075	32,191,291		1,784,866,366

Other Financial Instruments(b):
Assets:
Inflation (CPI) Swaps		– 0	–	656,921	– 0	–	656,921
Interest Rate Swaps		– 0	–	77,278	– 0	–	77,278
Liabilities:
Interest Rate Swaps		– 0	–	(174,129)	– 0	–	(174,129)

Total(e)	$	– 0	–	$1,753,235,145	$32,191,291		$1,785,426,436

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

(d)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(e)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/15	$25,938,420		$25,938,420
Accrued discounts/(premiums)	(198,790)		(198,790)
Realized gain (loss)	(280,639)		(280,639)
Change in unrealized appreciation/depreciation	879,666		879,666
Purchases	5,066,022		5,066,022
Sales	(5,639,224)		(5,639,224)
Transfers in to Level 3	3,937,385		3,937,385
Transfers out of Level 3	(1,837,301)		(1,837,301)

Balance as of 9/30/16	$27,865,539		$27,865,539	(b)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(c)	$608,579		$608,579

New York Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/15	$27,345,012		$27,345,012
Accrued discounts/(premiums)	(192,413)		(192,413)
Realized gain (loss)	(3,937,767)		(3,937,767)
Change in unrealized appreciation/depreciation	4,371,060		4,371,060
Purchases	20,614,788		20,614,788
Sales	(16,009,389)		(16,009,389)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/16	$32,191,291		$32,191,291

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(c)	$117,053		$117,053

100	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Diversified Municipal Portfolio	Long-Term Municipal Bonds(a)		Total
Balance as of 9/30/15	$73,165,940		$73,165,940
Accrued discounts/(premiums)	1,199,710		1,199,710
Realized gain (loss)	(9,570,375)		(9,570,375)
Change in unrealized appreciation/depreciation	5,975,987		5,975,987
Purchases	28,981,374		28,981,374
Sales	(32,204,418)		(32,204,418)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/16	$67,548,218		$67,548,218

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(c)	$(2,728,681)		$(2,728,681)

(a)	The Portfolio held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

(c)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at September 30, 2016. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

California Municipal Portfolio
	Fair Value at 9/30/16		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$ – 0	–	Qualitative Assessment		$0.00/N/A
	$49,335		Market Approach	Value Reduced by Annual Coupon	$32.89/N/A

New York Municipal Portfolio
	Fair Value at 9/30/16		Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$50,980		Market Approach	Value Reduced by Annual Coupon	$32.89/N/A

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

102	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent difference on each Portfolio is primarily due to the tax treatment of swaps, which is reflected as adjustments to the components of capital as of September 30, 2016, as shown below:

Portfolio	Increase (Decrease) To Additional Paid-In Capital			Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investment And Foreign Currency Transactions
California Municipal	$	– 0	–	$(170,459)	$170,459
Diversified Municipal		– 0	–	(797,411)	797,411
New York Municipal		– 0	–	(341,656)	341,656

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the

104	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and 0.30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2016, the compensation retained by ABIS amounted to: California Municipal Portfolio, $17,681; Diversified Municipal Portfolio, $399,008; and New York Municipal Portfolio, $28,531.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Notes to Financial Statements

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. There are no distribution and servicing fees on the Advisor Class shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,021	$1,301,532
Diversified Municipal	455,932	3,119,267
New York Municipal	743,220	2,335,701

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

106	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2016, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class C
California Municipal	$188		$	– 0	–	$1,195
Diversified Municipal	423			12,327		4,858
New York Municipal	– 0	–		1,010		137

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$216,681,973	$83,359,963	$104,779,430	$32,203,687
Diversified Municipal	1,028,098,267	452,716,483	590,853,401	111,766,797
New York Municipal	264,626,052	115,815,665	256,115,149	27,432,656

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Cost	Gross Unrealized		Net Unrealized Appreciation
Portfolio		Appreciation	(Depreciation)
California Municipal	$1,163,112,459	$64,317,713	$(4,219,655)	$60,098,058
Diversified Municipal	6,613,146,257	329,338,031	(23,001,184)	306,336,847
New York Municipal	1,697,590,895	95,019,739	(7,744,268)	87,275,471

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized

108	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Notes to Financial Statements

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2016, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2016, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to

110	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2016, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Notes to Financial Statements

credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2016, the Diversified Municipal Portfolio held credit default swaps for non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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Notes to Financial Statements

During the year ended September 30, 2016, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$448,761

Interest rate contracts	Unrealized appreciation on interest rate swaps	129,145

Total		$577,906

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(334,568)	$661,542

Total		$(334,568)	$661,542

Diversified Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange-traded derivative	$78,482	*

Interest rate contracts	Unrealized appreciation on inflation swaps	$2,542,215

Interest rate contracts	Unrealized appreciation on interest rate swaps	420,123

Total		$2,962,338		$78,482

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(778,492)	$3,356,437

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	680,075	– 0	–

Total		$(98,417)	$3,356,437

New York Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$656,921

Interest rate contracts	Unrealized appreciation on interest rate swaps	77,278	Unrealized depreciation on interest rate swaps	$174,129

Total		$734,199		$174,129

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(484,987)	$682,966

Total		$(484,987)	$682,966

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Notes to Financial Statements

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2016:

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$25,354,167
Inflation Swaps:
Average notional amount	$22,865,385

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$125,291,667
Inflation Swaps:
Average notional amount	$129,323,077
Centrally Cleared Interest Rate Swaps:
Average notional amount	$163,500,000	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$72,000,000	(b)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for two months during the year.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$45,483,333
Inflation Swaps:
Average notional amount	$33,484,615

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of September 30, 2016:

California Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$225,421	$	– 0	–	$	– 0	–	$	– 0	–	$225,421
Deutsche Bank AG	306,970		– 0	–		(300,000)			– 0	–	6,970
JPMorgan Chase Bank, NA	45,515		– 0	–		– 0	–		– 0	–	45,515

Total	$577,906	$	– 0	–		$(300,000)		$	– 0	–	$277,906	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Notes to Financial Statements

Diversified Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*	Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$791,206	$	– 0	–	$(580,000)	$	– 0	–	$211,206
Deutsche Bank AG	1,751,009		– 0	–	(1,600,000)		– 0	–	151,009
JPMorgan Chase Bank, NA	420,123		– 0	–	(420,123)		– 0	–	– 0	–

Total	$2,962,338	$	– 0	–	$(2,600,123)	$	– 0	–	$362,215	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$93,764	$	– 0	–	$(93,764)	$	– 0	–	$	– 0	–

Total	$93,764	$	– 0	–	$(93,764)	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$281,417	$(174,129)		$	– 0	–	$	– 0	–	$107,288
Deutsche Bank AG	452,782	– 0	–		(420,000)			– 0	–	32,782

Total	$734,199	$(174,129)			$(420,000)		$	– 0	–	$140,070	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Citibank, NA	$174,129	$(174,129)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$174,129	$(174,129)	$	– 0	–	$	– 0	–	$	– 0	–

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

California Municipal Portfolio	2016		2015
Distributions paid from:
Ordinary income	$412,433		$422,086
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	412,433		422,086
Tax exempt distributions	24,154,507		24,385,345

Total distributions paid	$24,566,940		$24,807,431

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$3,460,879		$2,761,161
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	3,460,879		2,761,161
Tax exempt distributions	127,335,748		127,350,590

Total distributions paid	$130,796,627		$130,111,751

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$588,980		$123,264
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	588,980		123,264
Tax exempt distributions	37,012,114		40,204,645

Total distributions paid	$37,601,094		$40,327,909

As of September 30, 2016, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$432,945	$(16,588,925)	$60,680,869	$44,524,889
Diversified Municipal	2,937,676	(34,691,426)	309,240,949	277,487,199
New York Municipal	901,972	(14,827,064)	87,859,245	73,934,153

(a)	100% of these income amounts for all Portfolios is tax-exempt income.

(b)

As of September 30, 2016 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2016, California Municipal Portfolio utilized capital loss carryforwards of $1,022,311 to offset current year net realized gains.

(c)	The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of swaps.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable to shareholders.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	n/a	$14,182,746	No expiration
Diversified Municipal	n/a	34,691,426	No expiration
New York Municipal	n/a	14,827,064	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower

118	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing over one-fifth of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as occurred in 2008-2009. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Notes to Financial Statements

taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

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Notes to Financial Statements

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Notes to Financial Statements

heightened uncertainty. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk—There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit

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Notes to Financial Statements

from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 14.1 billion shares of common stock, par value $0.001 per share, of which of which 4.6 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Million)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Total
California Municipal	200	200	200	200	200	1,000
Diversified Municipal	800	400	400	400	400	2,400
New York Municipal	400	200	200	200	200	1,200

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Notes to Financial Statements

Share transactions for each Portfolio for the years ended September 30, 2016 and September 30, 2015, were as follows:

California Municipal Portfolio
Shares	Amount
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Municipal Class Shares
Shares sold	13,575,919	12,821,814	$197,583,765	$185,141,626

Shares issued to shareholders on reinvestment of dividends	1,244,235	1,217,389	18,101,761	17,570,554

Shares redeemed	(10,093,020)	(9,644,564)	(146,868,857)	(139,347,578)

Net increase	4,727,134	4,394,639	68,816,669	63,364,602

Beginning of period	71,990,198	67,595,559	1,004,769,297	941,404,695

End of period	76,717,332	71,990,198	$1,073,585,966	$1,004,769,297

Class A Shares
Shares sold	2,523,327	2,557,459	$36,648,566	$36,983,162

Shares issued to shareholders on reinvestment of dividends	73,059	80,689	1,063,018	1,165,099

Shares converted from Class B	98	100	1,418	1,438

Shares redeemed	(2,677,244)	(4,322,532)	(38,847,860)	(62,421,640)

Net decrease	(80,760)	(1,684,284)	(1,134,858)	(24,271,941)

Beginning of period	6,402,960	8,087,244	94,796,081	119,068,022

End of period	6,322,200	6,402,960	$93,661,223	$94,796,081

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends	1	3	$4	$29

Shares converted to Class A	(98)	(100)	(1,418)	(1,438)

Shares redeemed	(59)	(1)	(851)	(14)

Net decrease	(156)	(98)	(2,265)	(1,423)

Beginning of period	156	254	422,227	423,650

End of period	– 0	–	156	$419,962	$422,227

124	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares				Amount
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015

Class C Shares
Shares sold	182,196		220,460		$2,653,630			$3,180,519

Shares issued to shareholders on reinvestment of dividends	10,449		12,466		151,939			179,959

Shares redeemed	(187,143)		(302,367)		(2,720,040)			(4,370,073)

Net increase (decrease)	5,502		(69,441)		85,529			(1,009,595)

Beginning of period	1,520,911		1,590,352		22,408,880			23,418,475

End of period	1,526,413		1,520,911		$22,494,409			$22,408,880

Advisor Class Shares(b)
Shares sold	223,817		– 0	–	$3,265,524		$	– 0	–

Shares redeemed	(7)		– 0	–	(103)			– 0	–

Net increase	223,810		– 0	–	3,265,421			– 0	–

Beginning of period	– 0	–	– 0	–	– 0	–		– 0	–

End of period	223,810		– 0	–	$3,265,421		$	– 0	–

(a)	Class B was redeemed on September 30, 2016.

(b)	Commenced distribution on July 25, 2016.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Municipal Class Shares
Shares sold	73,025,362	68,278,825	$1,069,775,380	$990,655,894

Shares issued to shareholders on reinvestment of dividends and distributions	5,450,268	5,482,969	79,758,424	79,487,767

Shares redeemed	(54,647,716)	(55,681,255)	(799,860,113)	(806,729,136)

Net increase	23,827,914	18,080,539	349,673,691	263,414,525

Beginning of period	335,883,823	317,803,284	4,670,466,507	4,407,051,982

End of period	359,711,737	335,883,823	$5,020,140,198	$4,670,466,507

Class A Shares
Shares sold	8,473,655	25,400,779	$124,107,517	$368,929,151

Shares issued to shareholders on reinvestment of dividends and distributions	345,098	1,372,939	5,054,561	19,918,614

Shares converted from Class B	1,429	1,993	20,778	28,776

Shares redeemed	(11,233,300)	(99,594,173)	(164,386,563)	(1,438,051,056)

Net decrease	(2,413,118)	(72,818,462)	(35,203,707)	(1,049,174,515)

Beginning of period	33,125,740	105,944,202	486,652,628	1,535,827,143

End of period	30,712,622	33,125,740	$451,448,921	$486,652,628

Class B Shares
Shares sold	632	910	$9,253	$13,101

Shares issued to shareholders on reinvestment of dividends and distributions	36	50	531	732

Shares converted to Class A	(1,429)	(1,992)	(20,778)	(28,776)

Shares redeemed	(550)	(129)	(8,079)	(1,883)

Net decrease	(1,311)	(1,161)	(19,073)	(16,826)

Beginning of period	6,646	7,807	726,426	743,252

End of period	5,335	6,646	$707,353	$726,426

126	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares			Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2016	Year Ended September 30, 2015

Class C Shares
Shares sold	882,748	669,857		$12,919,718	$9,733,694

Shares issued to shareholders on reinvestment of dividends and distributions	52,605	63,769		770,281	925,144

Shares redeemed	(1,609,958)	(1,902,823)		(23,575,186)	(27,626,088)

Net decrease	(674,605)	(1,169,197)		(9,885,187)	(16,967,250)

Beginning of period	8,077,566	9,246,763		119,553,811	136,521,061

End of period	7,402,961	8,077,566		$109,668,624	$119,553,811

Advisor Class Shares(a)
Shares sold	19,797,475	75,539,024		$289,574,151	$1,088,142,973

Shares issued to shareholders on reinvestment of dividends and distributions	1,424,398	106,602		20,828,139	1,536,272

Shares redeemed	(18,394,395)	(1,560,667)		(269,250,105)	(22,492,663)

Net increase	2,827,478	74,084,959		41,152,185	1,067,186,582

Beginning of period	74,084,959	– 0	–	1,067,186,582	– 0	–

End of period	76,912,437	74,084,959		$1,108,338,767	$1,067,186,582

(a)	Commenced distribution on June 26, 2015.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Notes to Financial Statements

	New York Municipal Portfolio
	Shares			Amount
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2016			Year Ended September 30, 2015

Municipal Class Shares
Shares sold	17,677,991		16,809,283		$252,494,375		$237,498,112

Shares issued to shareholders on reinvestment of dividends and distributions	1,861,604		1,932,681		26,572,160		27,301,931

Shares redeemed	(13,206,489)		(17,371,578)		(188,605,560)		(245,500,858)

Net increase	6,333,106		1,370,386		90,460,975		19,299,185

Beginning of period	102,528,623		101,158,237		1,393,024,627		1,373,725,442

End of period	108,861,729		102,528,623		$1,483,485,602		$1,393,024,627

Class A Shares
Shares sold	2,479,418		2,154,340		$35,344,202		$30,473,688

Shares issued to shareholders on reinvestment of dividends and distributions	179,724		217,532		2,564,308		3,073,138

Shares converted from Class B	764		7,593		10,873		106,884

Shares redeemed	(3,279,359)		(3,891,960)		(46,696,588)		(54,897,996)

Net decrease	(619,453)		(1,512,495)		(8,777,205)		(21,244,286)

Beginning of period	13,283,688		14,796,183		192,209,130		213,453,416

End of period	12,664,235		13,283,688		$183,431,925		$192,209,130

Class B Shares
Shares sold	– 0	–(a)	1	$	– 0	–(b)	$14

Shares issued to shareholders on reinvestment of dividends and distributions	15		103		214		1,460

Shares converted to Class A	(765)		(7,597)		(10,873)		(106,884)

Shares redeemed	– 0	–(a)	(1,528)		(15)		(21,474)

Net decrease	(750)		(9,021)		(10,674)		(126,884)

Beginning of period	1,841		10,862		829,782		956,666

End of period	1,091		1,841		$819,108		$829,782

128	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares				Amount
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015

Class C Shares
Shares sold	584,599		344,774		$8,347,471			$4,877,134

Shares issued to shareholders on reinvestment of dividends and distributions	40,226		51,551		573,861			728,385

Shares redeemed	(805,052)		(1,103,427)		(11,503,952)			(15,590,977)

Net decrease	(180,227)		(707,102)		(2,582,620)			(9,985,458)

Beginning of period	4,146,621		4,853,723		60,799,150			70,784,608

End of period	3,966,394		4,146,621		$58,216,530			$60,799,150

Advisor Class Shares(c)
Shares sold	225,620		– 0	–	$3,230,926		$	– 0	–

Shares redeemed	(490)		– 0	–	(7,015)			– 0	–

Net increase	225,130		– 0	–	3,223,911			– 0	–

Beginning of period	– 0	–	– 0	–	– 0	–		– 0	–

End of period	225,130		– 0	–	$3,223,911		$	– 0	–

(a)	Share amount is less than one full share.

(b)	Amount is less than $.50.

(c)	Commenced distribution on July 25, 2016.

NOTE 7.

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Notes to Financial Statements

NOTE 8.

Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Effective October 4, 2016, sales of Class B shares of California Municipal Portfolio to new and existing investors were suspended.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

130	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 14.40		$ 14.49	$ 14.29	$ 14.91	$ 14.62

Income From Investment Operations
Net investment income†	.28	^	.29	.30	.34	.41
Net realized and unrealized gain (loss) on investment transactions	.19		(.09)	.20	(.61)	.29

Total from investment operations	.47		.20	.50	(.27)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.29)	(.30)	(.35)	(.41)

Net asset value, end of period	$ 14.59		$ 14.40	$ 14.49	$ 14.29	$ 14.91

Total Return
Total investment return based on net asset value(a)	3.24	%^	1.41%	3.53%	(1.88)%	4.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$92,258		$92,211	$117,157	$120,384	$113,889
Average net assets (000 omitted)	$92,455		$105,062	$115,483	$127,613	$88,033
Ratio to average net assets of:
Expenses	.83%		.83%+	.87%	.87%	.87%
Net investment income	1.89	%^	2.02%+	2.09%	2.34%	2.76%
Portfolio turnover rate	12%		16%	10%	23%	15%

See footnote summary on page 142.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class B
	Year Ended September 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 14.39		$ 14.48	$ 14.28	$ 14.91	$ 14.62

Income From Investment Operations
Net investment income†	.13	^	.14	.19	.25	.31
Net realized and unrealized gain (loss) on investment transactions	(14.39)		(.09)	.18	(.64)	.29

Total from investment operations	(14.26)		.05	.37	(.39)	.60

Less: Dividends
Dividends from net investment income	(.13)		(.14)	(.17)	(.24)	(.31)

Net asset value, end of period	$ – 0	–	$ 14.39	$ 14.48	$ 14.28	$ 14.91

Total Return
Total investment return based on net asset value(a)	2.27	%^	.37%	2.61%	(2.63)%	4.11%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$– 0	–	$2	$4	$22	$65
Average net assets (000 omitted)	$2		$3	$11	$48	$112
Ratio to average net assets of:
Expenses	1.83%		1.88%+	1.69%	1.58%	1.59%
Net investment income	.92	%^	.99%+	1.30%	1.69%	2.09%
Portfolio turnover rate	12%		16%	10%	23%	15%

See footnote summary on page 142.

132	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 14.40		$ 14.49	$ 14.29	$ 14.91	$ 14.62

Income From Investment Operations
Net investment income†	.17	^	.19	.20	.24	.31
Net realized and unrealized gain (loss) on investment transactions	.19		(.09)	.20	(.62)	.29

Total from investment operations	.36		.10	.40	(.38)	.60

Less: Dividends
Dividends from net investment income	(.17)		(.19)	(.20)	(.24)	(.31)

Net asset value, end of period	$ 14.59		$ 14.40	$ 14.49	$ 14.29	$ 14.91

Total Return
Total investment return based on net asset value(a)	2.48	%^	.67%	2.81%	(2.55)%	4.12%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22,273		$21,901	$23,036	$28,103	$25,647
Average net assets (000 omitted)	$21,831		$22,305	$25,026	$29,066	$22,572
Ratio to average net assets of:
Expenses	1.58%		1.57%+	1.57%	1.56%	1.58%
Net investment income	1.15	%^	1.29%+	1.39%	1.66%	2.07%
Portfolio turnover rate	12%		16%	10%	23%	15%

See footnote summary on page 142.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Advisor Class
July 25, 2016(b) to September 31, 2016

Net asset value, beginning of period	$ 14.65

Income From Investment Operations
Net investment income†^	.05
Net realized and unrealized gain on investment transactions	(.06)

Total from investment operations	(.01)

Less: Dividends
Dividends from net investment income	(.05)

Net asset value, end of period	$ 14.59

Total Return
Total investment return based on net asset value(a) ^	(.04)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,266
Average net assets (000 omitted)	$204
Ratio to average net assets of:
Expenses*	.85%
Net investment income^*	1.77%
Portfolio turnover rate	12%
See footnote summary on page 142.

134	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Year Ended September 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.48		$ 14.54		$ 14.36		$ 14.92	$ 14.66

Income From Investment Operations
Net investment income†	.25	^	.26		.29		.34	.38
Net realized and unrealized gain (loss) on investment transactions	.20		(.06)		.18		(.53)	.27

Total from investment operations	.45		.20		.47		(.19)	.65

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.26)		(.29)		(.35)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.01)

Total dividends and distributions	(.25)		(.26)		(.29)		(.37)	(.39)

Net asset value, end of period	$ 14.68		$ 14.48		$ 14.54		$ 14.36	$ 14.92

Total Return
Total investment return based on net asset value(a)	3.14	%^	1.40%		3.33%		(1.33)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$450,882		$479,736		$1,540,449		$1,108,708	$810,284
Average net assets (000 omitted)	$462,433		$1,459,820		$1,324,941		$819,476	$655,183
Ratio to average net assets of:
Expenses	.79%		.83	%+	.86%		.78%	.78%
Net investment income	1.73	%^	1.80	%+	1.99%		2.34%	2.55%
Portfolio turnover rate	11%		15%		19%		19%	16%

See footnote summary on page 142.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Year Ended September 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.48		$ 14.54		$ 14.37		$ 14.93	$ 14.66

Income From Investment Operations
Net investment income†	.14	^	.15		.20		.24	.27
Net realized and unrealized gain (loss) on investment transactions	.20		(.06)		.16		(.54)	.28

Total from investment operations	.34		.09		.36		(.30)	.55

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.15)		(.19)		(.24)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.01)

Total dividends and distributions	(.14)		(.15)		(.19)		(.26)	(.28)

Net asset value, end of period	$ 14.68		$ 14.48		$ 14.54		$ 14.37	$ 14.93

Total Return
Total investment return based on net asset value(a)	2.34	%^	.64%		2.52%		(2.02)%	3.79%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$78		$96		$113		$382	$536
Average net assets (000 omitted)	$88		$104		$228		$477	$724
Ratio to average net assets of:
Expenses	1.57%		1.59	%+	1.55%		1.49%	1.53%
Net investment income	.95	%^	1.05	%+	1.39%		1.66%	1.82%
Portfolio turnover rate	11%		15%		19%		19%	16%

See footnote summary on page 142.

136	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Year Ended September 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of period	$ 14.48		$ 14.54		$ 14.36		$ 14.92	$ 14.66

Income From Investment Operations
Net investment income†	.14	^	.16		.19		.24	.27
Net realized and unrealized gain (loss) on investment transactions	.20		(.06)		.18		(.54)	.28

Total from investment operations	.34		.10		.37		(.30)	.55

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.16)		(.19)		(.24)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.01)

Total dividends and distributions	(.14)		(.16)		(.19)		(.26)	(.29)

Net asset value, end of period	$ 14.68		$ 14.48		$ 14.54		$ 14.36	$ 14.92

Total Return
Total investment return based on net asset value(a)	2.37	%^	.66%		2.62%		(2.02)%	3.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$108,640		$116,939		$134,435		$166,410	$172,473
Average net assets (000 omitted)	$113,511		$125,295		$149,054		$183,114	$139,330
Ratio to average net assets of:
Expenses	1.55%		1.57	%+	1.55%		1.48%	1.48%
Net investment income	.98	%^	1.07	%+	1.33%		1.65%	1.85%
Portfolio turnover rate	11%		15%		19%		19%	16%

See footnote summary on page 142.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30, 2016		June 26, 2015(b) to September 30, 2015

Net asset value, beginning of period	$ 14.47		$ 14.35

Income From Investment Operations
Net investment income†	.29	^	.08
Net realized and unrealized gain on investment transactions	.19		.13	††

Total from investment operations	.48		.21

Less: Dividends
Dividends from net investment income	(.29)		(.09)

Total dividends and distributions
Net asset value, end of period	$ 14.66		$ 14.47

Total investment return based on net asset value(a)	3.36	%^	1.40%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,127,335		$1,071,776
Average net assets (000 omitted)	$1,108,033		$380,380
Ratio to average net assets of:
Expenses	.56%		.47	%+*
Net investment income	1.96	%^	2.19	%+*
Portfolio turnover rate	11%		15%

See footnote summary on page 142.

138	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.10	$ 14.16	$ 14.04	$ 14.66	$ 14.41

Income From Investment Operations
Net investment income†	.29	^	.31	.32	.35	.39
Net realized and unrealized gain (loss) on investment transactions	.23	(.06)	.12	(.61)	.25

Total from investment operations	.52	.25	.44	(.26)	.64

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.31)	(.32)	(.35)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.29)	(.31)	(.32)	(.36)	(.39)

Net asset value, end of period	$ 14.33	$ 14.10	$ 14.16	$ 14.04	$ 14.66

Total Return
Total investment return based on net asset value(a)	3.68	%^	1.80%	3.18%	(1.82)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$181,488	$187,256	$209,558	$217,567	$246,050
Average net assets (000 omitted)	$182,379	$201,391	$205,590	$251,554	$210,357
Ratio to average net assets of:
Expenses	.82%	.82	%+	.85%	.84%	.85%
Net investment income	2.03	%^	2.21	%+	2.28%	2.43%	2.68%
Portfolio turnover rate	17%	17%	11%	17%	14%

See footnote summary on page 142.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.09	$ 14.16	$ 14.04	$ 14.65	$ 14.40

Income From Investment Operations
Net investment income†	.17	^	.21	.23	.25	.28
Net realized and unrealized gain (loss) on investment transactions	.24	(.07)	.11	(.60)	.25

Total from investment operations	.41	.14	.34	(.35)	.53

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.21)	(.22)	(.25)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.18)	(.21)	(.22)	(.26)	(.28)

Net asset value, end of period	$ 14.32	$ 14.09	$ 14.16	$ 14.04	$ 14.65

Total Return
Total investment return based on net asset value(a)	2.91	%^	.98%	2.45%	(2.44)%	3.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$16	$26	$154	$425	$595
Average net assets (000 omitted)	$19	$118	$300	$506	$692
Ratio to average net assets of:
Expenses	1.63%	1.57	%+	1.56%	1.55%	1.60%
Net investment income	1.22	%^	1.47	%+	1.60%	1.73%	1.95%
Portfolio turnover rate	17%	17%	11%	17%	14%

See footnote summary on page 142.

140	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.10	$ 14.17	$ 14.05	$ 14.66	$ 14.41

Income From Investment Operations
Net investment income†	.18	^	.21	.22	.25	.29
Net realized and unrealized gain (loss) on investment transactions	.23	(.07)	.12	(.60)	.25

Total from investment operations	.41	.14	.34	(.35)	.54

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.21)	(.22)	(.25)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.18)	(.21)	(.22)	(.26)	(.29)

Net asset value, end of period	$ 14.33	$ 14.10	$ 14.17	$ 14.05	$ 14.66

Total Return
Total investment return based on net asset value(a)	2.91	%^	.99%	2.46%	(2.44)%	3.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$56,849	$58,462	$68,754	$81,041	$91,139
Average net assets (000 omitted)	$57,855	$63,403	$72,947	$92,988	$76,424
Ratio to average net assets of:
Expenses	1.57%	1.55	%+	1.56%	1.55%	1.55%
Net investment income	1.28	%^	1.48	%+	1.58%	1.73%	1.97%
Portfolio turnover rate	17%	17%	11%	17%	14%

See footnote summary on page 142.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Advisor Class
July 25, 2016(b) to September 31, 2016

Net asset value, beginning of period	$ 14.37

Income From Investment Operations
Net investment income†^	.06
Net realized and unrealized gain on investment transactions	(.04)

Total from investment operations	.02

Less: Dividends
Dividends from net investment income	(.06)

Net asset value, end of period	$ 14.33

Total Return
Total investment return based on net asset value(a)^	.12%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,226
Average net assets (000 omitted)	$205
Ratio to average net assets of:
Expenses*	.67%
Net investment income^*	2.38%
Portfolio turnover rate	17%

†	Based on average shares outstanding

^	For the year ended September 30, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	.001	.004%	.004%
New York Municipal	.001	.01%	.01%

+	The ratio includes expenses attributable to costs of proxy solicitation

*	Annualized.

††	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Commencement of distributions.

(c)	Amount is less than $.005.

See notes to financial statements.

142	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AB Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Bart Friedman(1)(2) , Chairman

Seth Masters, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Matthew J. Norton, Vice President(3) Fred S. Cohen, Vice President(3) R.B. (“Guy”) Davidson III, Vice President(3)	Terrance T. Hults, Vice President(3) Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Emilie D. Wrapp, Secretary Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Hults, Cohen, Davidson and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A, B and C and Advisor Class shares only.

144	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR
Seth Masters,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2011. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	20	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011

DISINTERESTED DIRECTORS
Bart Friedman, #, ^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	20	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics Inc.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 58 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Council of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	20	100 Women in Hedge Funds; various family trusts

R. Jay Gerken, # 65 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	20	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

146	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William Kristol, # 63 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	20	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, # 65 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	20	PartnerRe; Korn/Ferry International (Chair of the Audit Committees); Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson, # 67 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	20	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA; and Member of the Board of TIAA-CREF Trust Company, FSB

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

Management of the Fund

*	There is no stated term of office for the Directors.

**	Mr. Masters is an “interested person”, as defined in the 1940 Act, due to his affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

148	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Seth Masters, 57	President	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Fred S. Cohen, 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

R.B. (“Guy”) Davidson III, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Matthew J. Norton, 33	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2011.

Terrance T. Hults, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	149

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2,3

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

1	The Senior Officer’s evaluation was completed on October 6, 2016 and discussed with the Board at the October 19-20, 2016 meetings.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

3	U.S. Government Short Duration Portfolio was liquidated on May 2, 2016.

150	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	151

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pays the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[5]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 5 basis points effective through October 31, 2016. The waiver has been in existence since November 1, 2011.

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %
The Adviser proposed a contractual fee reduction of 2.5 basis points in advisory fees at each breakpoint. The Adviser is waiving 2.5 basis points effective through October 31, 2016. From November 1, 2011 through October 31, 2015, the Adviser had been waiving 5 basis points in advisory fees.

5	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

152	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[5]
Short Duration Plus Portfolio Short Duration California Municipal Portfolio Short Duration Diversified Municipal Portfolio Short Duration New York Municipal Portfolio	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2016 and September 30, 2015 are set forth below:

Portfolio	09/30/16 Net Assets ($MM)	09/30/15 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,591.7	$3,569.0	$22.7
International Portfolio	$1,522.5	$1,460.6	$61.9
Emerging Markets Portfolio	$1,340.4	$1,108.2	$232.2
Short Duration Plus Portfolio	$350.2	$313.2	$37.0
Intermediate Duration Portfolio	$3,445.2	$3,453.7	$-8.5
Short Duration California Municipal Portfolio	$16.4	$25.0	$-8.6
Short Duration Diversified Municipal Portfolio	$148.6	$189.9	$-41.3
Short Duration New York Municipal Portfolio	$56.8	$60.7	$-3.9
California Municipal Portfolio	$1,235.2	$1,151.9	$83.3
Diversified Municipal Portfolio	$6,963.2	$6,530.5	$432.7
New York Municipal Portfolio	$1,803.9	$1,693.4	$110.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2016 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.928%	0.821%	-0.107%
International Portfolio	0.966%	0.849%	-0.117%
Emerging Markets Portfolio	1.218%	1.118%	-0.100%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	153

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Intermediate Duration Portfolio	0.465%	0.458%	-0.007%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.490%	0.490%	0.000%
Diversified Municipal Portfolio	0.457%	0.415%	-0.042%
New York Municipal Portfolio	0.478%	0.478%	0.000%

With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Adviser has agreed to waive that portion of its management fees and/or reimburse those Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ current fiscal year. The Portfolios’ Expense Limitation Undertaking was implemented on December 21, 2015, and is in effect for a 1 year period (the “expense limitation period”). The terms of the Expense Limitation Undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the end of the expense limitation period. With respect to Tax-Managed International Portfolio and International Portfolio, the Adviser has proposed to raise the expense cap by 3 basis points for all share classes, although both Portfolios were operating below their current expense caps during the most recent semi-annual period.

Portfolio		Proposed Cap		Semi-Annual Period Ending 03/31/16 Total Expense Ratio[6]
				Cap		Net[7]		Gross[7]
Tax-Managed International Portfolio[8]	Private Cl Class A Class B Class C Class Z9	1.23 1.23 1.98 1.98 0.98	% % % % %	1.20 1.20 1.95 1.95 0.95	% % % % %	1.11 1.11 1.82 1.86 0.91	% % % % %	1.16 1.63 2.28 2.38 1.06	% % % % %

6	Annualized.

7	The “net” total expense ratio is the ratio after any advisory fee waivers and/or expense reimbursements are applied to the Portfolio. The “gross” total expense ratio is the ratio before any advisory fee waivers and/or expense reimbursements are applied to the Portfolio.

8	Effective February 25, 2013, AllianceBernstein Investor Services, Inc. (“ABIS”), the Portfolio’s transfer agent for its retail class shares, waived the $18,000 minimum charge for the Portfolio. Effective October 1, 2013, the Adviser agreed to bear the costs of transfer agency and printing fees for Classes A, B and C. For the six month period ended March 31, 2016, such fees for Classes A, B, C, and Z amounted to $11,669, $29,788 and $0, respectively for Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

9	Inception: January 15, 2016.

154	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio		Proposed Cap		Semi-Annual Period Ending 03/31/16 Total Expense Ratio[6]
				Cap		Net[7]		Gross[7]
International Portfolio[8]	Private Cl. Class A Class B Class C Class Z9	1.23 1.23 1.98 1.98 0.98	% % % % %	1.20 1.20 1.95 1.95 0.95	% % % % %	1.16 1.15 1.89 1.90 0.95	% % % % %	1.21 1.97 2.68 2.72 1.11	% % % % %

Emerging Markets Portfolio	Private Cl. Class Z9	1.50 1.25	% %	1.50 1.25	% %	1.48 1.25	% %	1.50 1.32	% %

Set forth below are the total expense ratios of those Portfolios without an Expense Limitation Undertaking for the semi-annual period ended March 31, 2016:

Portfolio	Semi-Annual Period Ending 03/31/16 Total Expense Ratio[10]
Short Duration Plus Portfolio[11]	Private Client Class A Class B Class C	0.64 0.94 1.26 1.18	% % % %

Intermediate Duration Portfolio	Private Client	0.59%

Short Duration California Municipal Portfolio[12]	Private Client	0.91%

Short Duration Diversified Municipal Portfolio	Private Client	0.64%

Short Duration New York Municipal Portfolio	Private Client	0.73%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.82 1.81 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C Advisor	0.55 0.78 1.63 1.54 0.57	% % % % %

10	Annualized.

11	Prior to November 1, 2015, Short Duration Plus Portfolio’s distributor for the retail classes, AllianceBernstein Investment, Inc. (“ABI”) reduced distribution service fees for the Portfolio’s Class A shares to 0.20%. For the period July 1, 2015 through October 31, 2015, ABI further voluntarily reduced such fee to zero. For the six month period ended March 31, 2016, such waiver amounted to $38,144. Such amounts are paid by the Adviser out of its own resources.

12	For the six month period ending March 31, 2016, to prevent expenses of Short Duration California Municipal Portfolio from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed an additional amount of $4,476.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	155

Portfolio	Semi-Annual Period Ending 03/31/16 Total Expense Ratio[10]
New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.81 1.69 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

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Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.13 In addition to the relevant AB Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AB Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2016 net assets.14

Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,591.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.821%[15]

International Portfolio	$1,522.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%[15]

Emerging Markets Portfolio	$1,340.4	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.807%	1.118%[16]

13	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15	The effective advisory fee shown reflects the Portfolio’s 5 basis points advisory fee waiver, currently in effect. Had the proposed 2.5 basis points advisory fee reduction been in effect the effective advisory fees would have been 0.846% and 0.874%, respectively for Tax-Managed International Portfolio and International Portfolio.

16	The effective advisory fee shown reflects the Portfolio’s 2.5 basis points advisory fee waiver, currently in effect.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	157

Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Plus Portfolio	$350.2	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.163%	0.450%

Intermediate Duration Portfolio	$3,445.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.203%	0.458%

Short Duration California Municipal Portfolio	$16.4	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.300%	0.450%

Short Duration Diversified Municipal Portfolio	$148.6	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.197%	0.450%

Short Duration New York Municipal Portfolio	$56.8	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.235%	0.450%

California Municipal Portfolio	$1,235.2	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.490%

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Portfolio	Net Assets 09/30/16 ($MIL)	AB Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	$6,963.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.415%

New York Municipal Portfolio	$1,803.9	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Broadridge peers.17 The Senior Officer noted that the high spreads for Tax-Managed International Portfolio and International Portfolio are primarily due to the relatively low advisory fees charged to the AB institutional accounts in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Broadridge peers.

The Adviser also manages the AB Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplated eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of

17	Group peers selected by Broadridge from the 2016 Lipper 15(c) Report.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	159

the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2016 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.821%[15]

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%[15]

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.118%[16]

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[18]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.486%	0.458%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.490%

18	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. The Adviser charges SCB II an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter, and reimburses SCB II for expenses above the fund’s expense cap of 0.45%. During the most recently completed fiscal year AB reimbursed SCB II $851,215 (0.13%) for expenses above the expense cap.

160	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.404%	0.415%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

Set forth below is the advisory fee schedules of certain ABMFs, which have a somewhat similar investment style as Emerging Markets Portfolio, and whose advisory fee schedule does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual funds’ fee schedules been applicable to the Portfolio based on the Portfolio’s September 30, 2016 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	AB Emerging Markets Multi-Asset Portfolio[19]	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.987%	1.118%[16]

	AB Emerging Markets Growth Portfolio[20] AB Emerging Markets Core[21]	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance The Adviser is currently waiving 5 basis points of its advisory fee.	1.093%[22]	1.118%[16]

19	AB Emerging Markets Multi-Asset Portfolio invests primarily in equity and debt securities of emerging market issuers and the currencies of the emerging market countries, in contrast to Emerging Markets Portfolio, which invests only in emerging markets equity securities.

20	AB Emerging Markets Growth Portfolio invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

21	AB Emerging Markets Core Portfolio is similar to Emerging Markets Portfolio in that the retail mutual fund invests primarily in equity securities of emerging market issuers and related derivatives. In managing the Portfolio, the Adviser employs a “bottom up” approach primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In contrast to Emerging Markets Portfolio, AB Emerging Markets Core Portfolio is non-diversified; accordingly it can invest more of its assets in a smaller number of issuers.

22	The ABMF fee of 1.093% reflects the 5 basis points advisory fee waiver.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	161

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the fee set forth below for the Luxembourg fund that has a somewhat similar investment style as Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[23]
Emerging Markets Portfolio	Emerging Markets Equity Class A Class I (Institutional)	1.65% 0.85%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[24], [25]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as certain of the Portfolios. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Portfolios’ advisory fees, the advisory

23	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

24	The ITM fund is privately placed or institutional.

25	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AB fee.

162	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2016 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[26]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.582%	0.849%[15]

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.476%	1.118%[16]

Intermediate Duration Portfolio	Client #4[26]	0.29% on the first $100 million 0.20% on the balance	0.203%	0.458%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other Russell Group of companies)	0.130%	0.415%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and

26	The sub-advised relationship is with an affiliate of the Adviser.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	163

sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.27, 28 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)29 and the Portfolio’s contractual management fee ranking.30

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

27	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

28	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

29	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

30	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

164	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

The original EGs of certain Portfolios had an insufficient number of comparable peers in the view of the Senior Officer and the Adviser. Consequently, Broadridge expanded the EGs of the Portfolios to include peers with a different load type,31 and for certain Portfolios, a similar but not the same Lipper investment objective/classification.32 However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Portfolios’ Broadridge Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.

Contractual management fees are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio on a pro-forma basis to show the impact of the investment advisory fee waivers to the Portfolios’ comparisons to their Broadridge peers.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Tax-Managed International Portfolio[33]
Waiver: 0.0 bp	0.872	0.872	8/16
Waiver: 2.5 bp (Proposed)	0.847	0.872	7/16
Waiver: 5.0 bp (Current)	0.822	0.872	7/16

International Portfolio[33]
Waiver: 0.0 bp	0.901	0.890	8/13
Waiver: 2.5 bp (Proposed)	0.876	0.890	7/13
Waiver: 5.0 bp (Current)	0.851	0.890	5/13

Emerging Markets Portfolio
Waiver: 0.0 bp	1.150	1.097	9/14
Waiver: 2.5 bp (Current)	1.125	1.097	9/14
Waiver: 5.0 bp (Prior to 11/1/15)	1.100	1.097	8/14

Short Duration Plus Portfolio	0.450	0.430	9/15

Intermediate Duration Portfolio	0.458	0.433	9/15

31	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to potentially include peers of the following load type: institutional load, front-end and no-load.

32	Peers with a similar (but not the same) investment objective/classification were included in the EGs and EUs of the following Portfolios: Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and New York Municipal Portfolio.

33	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	165

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Short Duration California Municipal Portfolio[34]	0.450	0.475	4/8

Short Duration Diversified Municipal Portfolio	0.450	0.408	7/10

Short Duration New York Municipal Portfolio[34]	0.450	0.500	3/7

California Municipal Portfolio[34]	0.491	0.491	8/15

Diversified Municipal Portfolio	0.415	0.415	7/15

New York Municipal Portfolio[34]	0.478	0.473	10/16

However, because Broadridge had expanded the EGs of the Portfolios, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.35 Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[36]	EG Median (%)	Group Rank	EU Median (%)	Universe Rank
Tax-Managed International Portfolio
Waiver: 0.0 bp	1.161	1.163	8/16	1.097	170/292
Waiver: 2.5 bp (Proposed)	1.136	1.163	7/16	1.097	156/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.111	1.163	7/16	1.097	151/292

International Portfolio
Waiver: 0.0 bp	1.200	1.190	7/13	1.097	182/292
Waiver: 2.5 bp (Proposed)	1.181	1.190	5/13	1.097	175/292
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.156	1.190	5/13	1.097	169/292

Emerging Markets Portfolio
Waiver: 0.0 bp	1.489	1.585	6/14	1.390	264/434
Waiver: 2.5 bp (Current)	1.464	1.585	6/14	1.390	254/434
Waiver: 5.0 bp (Actual – FYE 9/30/15)	1.439	1.585	6/14	1.390	240/434

34	Broadridge expanded the Portfolio’s EG with respect to the Portfolio’s Lipper investment classification/objective.

35	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

36	The total expense ratios are for the most recently completed fiscal year Private Client Class.

166	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Expense Ratio (%)[36]	EG Median (%)	Group Rank	EU Median (%)	Universe Rank
Short Duration Plus Portfolio	0.641	0.736	5/15	0.602	90/161

Intermediate Duration Portfolio	0.587	0.780	1/15	0.649	112/299

Short Duration California Municipal Portfolio[37]	0.814	0.763	7/8	0.630	16/19

Short Duration Diversified Municipal Portfolio	0.631	0.660	5/10	0.550	48/67

Short Duration New York Municipal Portfolio[37]	0.698	0.726	3/7	0.630	11/19

California Municipal Portfolio[37]	0.634	0.738	5/16	0.600	84/147

Diversified Municipal Portfolio	0.555	0.705	2/15	0.605	51/125

New York Municipal Portfolio[37]	0.615	0.749	2/16	0.624	73/148

With respect to Tax-Managed International Portfolio and International Portfolio, the Portfolios’ contractual management fees with the proposed 2.5 basis points advisory fee waiver are lower than their EG medians. Emerging Markets Portfolio’s contractual management fee with the current 2.5 basis points advisory fee waiver is higher than the EG median.

The contractual management fees for Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration Diversified Municipal Portfolio and New York Municipal Portfolios are higher than the Portfolios’ EG medians. Short Duration California Municipal Portfolio’s and Short Duration New York Municipal Portfolio’s contractual management fees are lower than their EG medians. California Municipal Portfolio’s and Diversified Municipal Portfolio’s contractual management fees are equal to their EG medians.

Except for Short Duration California Municipal Portfolio, whose total expense ratio is higher than the EG median, the Fixed Income Portfolios’ total expense ratios are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to

37	Broadridge expanded the Portfolio’s EG/EU with respect to the Portfolio’s Lipper investment classification/objective under standard Lipper guidelines.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	167

the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Emerging Markets Portfolio, Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability, both excluding and including administrative and servicing expenses, increased for the Portfolios during calendar year 2015, relative to 2014.

The Adviser provides the Portfolios with shareholder services. For these services, the Adviser charges the fixed-income portfolios38 a fee of 0.10% of average daily assets and the equity portfolios39 a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2015.40

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$9,370,156
International Portfolio	$3,924,256
Emerging Markets Portfolio	$3,197,968
Short Duration Plus Portfolio	$291,134
Intermediate Duration Portfolio	$3,575,822
Short Duration California Municipal Portfolio	$32,523
Short Duration Diversified Municipal Portfolio	$218,232
Short Duration New York Municipal Portfolio	$74,582
California Municipal Portfolio	$1,007,317
Diversified Municipal Portfolio	$4,800,047
New York Municipal Portfolio	$1,444,292

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a

38	All Portfolios excluding Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

39	Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio.

40	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

168	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares.

Portfolio	09/30/16 Total Retail as % of Net Assets
Tax-Managed International Portfolio	9.47%
International Portfolio	10.92%
Emerging Markets Portfolio	9.16%
Short Duration Plus Portfolio	10.38%
California Municipal Portfolio	9.54%
Diversified Municipal Portfolio	24.23%
New York Municipal Portfolio	13.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds (which includes the retail classes of the Portfolios) or approximately $20.0 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2015:

Portfolio	Amount Received
Tax-Managed International Portfolio	$14
International Portfolio	$164
Short Duration Plus Portfolio	$959
California Municipal Portfolio	$104
Diversified Municipal Portfolio	$718
New York Municipal Portfolio	$0

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	169

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2015:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$8,469	$0
International Portfolio	$34,125	$250
Short Duration Plus Portfolio	$229,784	$43,120
California Municipal Portfolio	$503,923	$32,381
Diversified Municipal Portfolio	$5,162,363	$42,451
New York Municipal Portfolio	$1,173,563	$6,937

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2015:41

Portfolio	ABIS Fee
Tax-Managed International Portfolio[42]	$1,149
International Portfolio[42]	$7,980
Short Duration Plus Portfolio	$24,818
California Municipal Portfolio	$17,865
Diversified Municipal Portfolio	$383,054
New York Municipal Portfolio	$29,948

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2015.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale have been shared with the Portfolios in a variety of ways: (1) breakpoints in certain advisory fee schedules; (2) expense caps and fee waivers on select Portfolios; and

41	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2015, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

42	Effective February 25, 2013, the minimum fee was waived for Tax-Managed International Portfolio and International Portfolio due to the high total expenses of their retail classes. ABIS is charging those Portfolios a fee on a per account basis.

170	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

(3) the Adviser’s continued investment in the business, including by researching and implementing new products and enhancements to existing Portfolios.

At a 2012 Board meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since the first quarter of 2009, AUM has experienced less change. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,43 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and

43	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	171

various fund characteristics originally published in 2002.44 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.45 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.46

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $496 billion as of August 31, 2016, the Adviser has reported that it has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios47 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”)48 for the period ended July 31, 2016.49 Also shown are the gross performance rankings of the Portfolios.

44	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

45	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

46	There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

47	The gross performance returns are for the Private Client class shares of the Portfolios.
48	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

49	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

172	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[50]
1 year	-2.01	-4.46	-2.97	4/16	135/349
3 year	3.55	3.73	3.88	9/15	187/299
5 year	3.00	5.07	4.66	12/15	203/260
10 year	0.03	4.52	3.88	12/12	146/147

International Portfolio[50]
1 year	-2.16	-2.16	-2.97	7/13	142/349
3 year	3.50	3.80	3.88	8/12	197/299
5 year	2.90	6.16	4.66	9/10	211/260
10 year	0.05	5.54	3.88	6/6	144/147

Emerging Markets Portfolio
1 year	0.58	1.59	0.22	11/14	310/690
3 year	2.80	1.05	0.85	2/13	92/482
5 year	-1.55	-0.47	-1.19	9/13	194/340
10 year	4.08	5.04	4.91	8/9	102/132

Short Duration Plus Portfolio
1 year	1.72	2.28	2.17	15/15	207/257
3 year	1.48	1.93	1.90	13/14	188/206
5 year	1.18	2.04	2.09	14/14	168/172
10 year	2.23	3.40	3.45	14/14	108/114

Intermediate Duration Portfolio
1 year	7.13	6.21	6.07	3/15	40/417
3 year	5.32	4.90	4.69	3/15	32/363
5 year	4.34	4.61	4.27	12/14	140/322
10 year	5.92	5.92	5.71	7/14	68/228
Short Duration California Municipal Portfolio[51]
1 year	1.05	3.91	3.64	7/7	16/16
3 year	0.97	3.53	2.96	7/7	15/15
5 year	1.00	3.33	2.63	7/7	15/15
10 year	2.18	4.00	4.03	6/6	8/8

50	As previously mentioned, Lipper changed the Portfolio’s Lipper investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Broadridge compared the Portfolio to IMLC peers.

51	Morningstar classifies Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio as Municipal Single State Short and Short Duration Diversified Municipal Portfolio as Municipal National Short. Short Duration California Municipal Portfolio and Short Duration Diversified Municipal Portfolio both have a 1-star rating while Short Duration California New York Municipal Portfolio has a 2-star rating from Morningstar. On the other hand, Lipper classifies Short Duration California Municipal Portfolio as California Short-Intermediate Municipal Debt, Short Duration Diversified Municipal Portfolio as Short Duration Municipal Debt, and Short Duration New York Municipal Portfolio as Other States Short-Intermediate Municipal Debt.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	173

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Diversified Municipal Portfolio[51]
1 year	1.55	2.07	1.84	8/10	57/89
3 year	1.17	1.70	1.61	8/9	58/78
5 year	1.25	1.71	1.75	8/9	58/72
10 year	2.32	2.50	2.56	4/4	29/40

Short Duration New York Municipal Portfolio[51]
1 year	1.43	2.83	3.86	2/2	7/7
3 year	1.16	2.01	2.57	2/2	7/7
5 year	1.23	2.08	2.81	2/2	7/7
10 year	2.28	3.08	3.80	2/2	6/6

California Municipal Portfolio[52]
1 year	5.06	6.25	6.23	2/2	26/32
3 year	3.81	4.93	5.09	2/2	29/30
5 year	3.42	4.58	4.65	2/2	26/27
10 year	4.19	4.70	4.83	2/2	18/22

Diversified Municipal Portfolio[52]
1 year	4.99	6.22	6.30	15/15	135/157
3 year	3.74	5.25	5.25	14/14	136/145
5 year	3.35	4.89	4.73	14/14	111/122
10 year	4.19	4.94	4.92	11/11	73/79

New York Municipal Portfolio[52]
1 year	5.46	5.88	5.72	2/2	17/25
3 year	3.84	4.65	4.91	2/2	23/23
5 year	3.38	4.19	4.34	2/2	20/21
10 year	4.20	4.63	4.59	2/2	16/17

52

Morningstar classifies California Municipal Portfolio and New York Municipal Portfolio as Municipal Single State Short Fund, and Diversified Municipal Portfolio as Municipal National Short Fund. In contrast, Lipper classifies California Municipal Portfolio, New York Municipal Portfolio, and Diversified Municipal Portfolio in its California, New York, and National Intermediate Municipal categories, respectively. Accordingly, this difference, short versus intermediate, has an impact on how these Portfolios are ranked. Morningstar has provided each Portfolio a 5-star overall rating (as of July 31, 2016), while Lipper has ranked each Portfolio either in the 4th or 5th quintile among the Portfolios PG and PU peers.

174	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)53 versus their benchmarks.54, 55

	Periods Ending July 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-3.09	2.41	1.86	-1.09	5.37
MSCI EAFE Index[56]	-7.53	2.00	3.02	1.98	5.58
Inception Date: June 22,1992

International Portfolio	-3.28	2.31	1.72	-1.11	2.75
MSCI EAFE Index	-7.53	2.00	3.02	1.98	3.29
Inception Date: April 30, 1999

Emerging Markets Portfolio	-0.85	1.33	-2.96	2.57	6.40
MSCI Emerging Markets Index	-0.75	-0.29	-2.75	3.91	N/A
Inception Date: December 15, 1995

Short Duration Plus Portfolio	1.07	0.85	0.55	1.59	4.13
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.20	0.91	0.75	2.38	4.63
Inception Date: December 12, 1988

Intermediate Duration Portfolio	6.52	4.72	3.75	5.32	6.31
Bloomberg Barclays Capital U.S. Aggregate Bond Index	5.94	4.23	3.57	5.06	6.59
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.25	0.19	0.27	1.46	2.35
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.92	0.54	0.62	1.69	2.60
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

53	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

54	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2016.

55	On August 24, 2016, Bloomberg LP acquired Barclays Risk Analytics and Index Solutions Ltd. from Barclays PLC. The transaction included the widely used Barclays benchmark indices, which subsequently were rebranded as “Bloomberg Barclays.”

56	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	175

	Periods Ending July 31, 2016 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	0.73	0.47	0.56	1.62	2.46
Bloomberg Barclays Capital 1 Year Municipal Bond Index[56]	1.09	0.81	0.81	2.04	2.96
Inception Date: October 3, 1994

California Municipal Portfolio	4.41	3.16	2.77	3.54	4.48
Bloomberg Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.06
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.42	3.18	2.79	3.61	4.70
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

New York Municipal Portfolio	4.83	3.21	2.75	3.57	4.71
Barclays Capital 5 Year GO Municipal Index[56]	3.98	2.97	2.66	4.14	5.16
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, the Senior Officer’s conclusion is that the Portfolios’ investment advisory fees, with the advisory fee waivers currently in effect, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Adviser proposed to contractually reduce the equity Portfolios’ advisory fees by 2.5 basis points, eliminate the 5 basis points advisory fee waiver for Tax-Managed International Portfolio and International Portfolio and the 2.5 basis points advisory fee waiver for Emerging Markets Portfolio, and increase Tax-Managed International Portfolio’s and International Portfolio’s expense caps by 3 basis points. However, in light of a changing advisory fee and expense ratio environment as a result of financial intermediaries’ response to the Department of Labor’s (“DoL”) new Fiduciary Rule and competitive pressure, the Senior Officer noted that the Directors may want to maintain the status quo with respect to the Portfolios’ advisory fee waivers and expense caps. The Senior Officer’s conclusion with respect to each Portfolio is based on an evaluation of all of these factors noted in the Senior Officer’s evaluation and no single factor was dispositive.

Dated: November 18, 2016

176	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	177

AB Family of Funds

NOTES

178	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	179

NOTES

180	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	181

NOTES

182	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

NOTES

AB INTERMEDIATE MUNICIPAL PORTFOLIOS •	183

NOTES

184	• AB INTERMEDIATE MUNICIPAL PORTFOLIOS

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0916

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2016

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •   Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 2, 2016

On the following pages, you will find the 2016 Annual Report for the Overlay Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”; and individually, a “Portfolio”). The Annual Report covers the six- and 12-month periods ended September 30, 2016, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been volatile over the last six months. The second calendar quarter was marked by multiple large swings up and down, driven by concerns over slow global economic growth, and the surprise Brexit vote near quarter-end triggered a dramatic sell-off that swiftly reversed within a week. The third calendar quarter built on that recovery but volatility reappeared with the arrival of September and fears of a potential interest rate increase by the Federal Reserve. For the six-month period as a whole, returns were strongly positive for the emerging markets and positive for the international developed markets.

Volatility levels have fallen recently but we continue to expect to see short-term spikes. As a result, our Dynamic Asset Allocation team is modestly overweight equities and real assets and underweight bonds. Within equities in DAA, we are slightly overweight emerging markets and US small-cap equities. We continue to monitor our tactical position on an ongoing basis.

Markets have grown increasingly sensitive to indications the Federal Reserve may increase interest rates, yet given the weakness in other parts of the globe, we expect any move to do so will be gradual and moderate. Much will depend on how the US dollar and other currencies move in the weeks and months ahead, as well as how other central banks react to unfolding developments.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Adviser by calling 212.756.4097, or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Seth Masters

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration Plus, and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios will obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Adviser. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B,

(Portfolio Manager Commentary continued on next page)

2016 Annual Report	1

Portfolio Manager Commentary (continued)

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as stand-alone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. From the fourth quarter of 2015 through the end of the first quarter of 2016, the Portfolios were positioned in a way that private client accounts were generally underweight equities. At the beginning the second quarter of 2016, the Portfolios moved the private client accounts to an overweight and then shifted to an underweight as volatility spiked after the late June “Brexit” referendum. By the end of the third quarter of 2016, private client accounts were once again modestly overweight equity. These changes were largely implemented through the use of stock index and bond futures, currency forwards and swaps. Over both the 6-month period and 12-month periods, these actions reduced Private Client account volatility and detracted from performance.

As shown in the table on page 10, over the six-month period, all share classes (Class 1 & Class 2) of the Overlay A Portfolio and Tax-Aware Overlay A Portfolio underperformed their primary benchmarks and composite benchmarks. All share classes (Class 1 & Class 2) of the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio outperformed their primary benchmarks but underperformed their composite benchmarks.

Over the 12-month period, all share classes (Class 1 & Class 2) of the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, and Overlay B Portfolio underperformed their primary benchmarks and composite benchmarks. All share classes (Class 1 & Class 2) of the Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio underperformed their composite benchmarks but outperformed their primary benchmarks.

Dynamic adjustments to asset class exposures detracted from performance compared to primary benchmarks and composite benchmarks for all the Portfolios for both the six-month and 12-month periods ending September 30, 2016. Security selection detracted over both periods as well.

Over the 12-month period, beginning during the fourth quarter of 2015, the Portfolios were underweight to equities as risk levels rose following the Chinese currency devaluation in the third quarter of that year. The Portfolios maintained an underweight until the second quarter of 2016 when risk levels subsided. Over the six-month period, the Portfolios came into the “Brexit” referendum with an overweight to equities but quickly de-risked following the spike in volatility upon a vote for the UK to leave

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

the European Union. The timing of the decision to move to a modest underweight caused the Portfolios to miss the subsequent rally in equity markets in July 2016, which detracted sharply from performance. The Portfolios then moved to a modest overweight at the end of the third quarter of 2016, but the timing of that decision in relation to market movements hurt performance as well. Asset class adjustments were largely implemented through the use of stock index futures, bond futures, currency forwards, options, and swaps. Over both periods, the Portfolios reduced volatility and detracted from performance for Private Client accounts invested in the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio. For Private Client accounts invested in the Overlay B Portfolio, the Portfolio’s investments reduced volatility and detracted from performance over the 12-month period and increased volatility and detracted from performance over the six-month period.

The Portfolios largely use derivatives to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. In both the six- and 12-month periods, the Portfolios used interest rate swaps to manage the portfolio yield curve position and duration for hedging and investment purposes, which detracted from returns for all Portfolios. In both the six- and 12-month periods, the Portfolios used total return swaps for hedging and investment purposes, which added to performance during both periods. In both the six- and 12-month periods, the Portfolios used Treasury futures to manage the portfolio yield curve position and duration for hedging and investment purposes, which detracted from performance for all Portfolios during the 6-month period for Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N; for Overlay B, it detracted from performance for the 12-month period but added to performance for the 6-month period. Currencies for hedging and investment purposes added to returns during both periods for Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N; for Overlay B, it detracted from performance for the 6-month period but added to performance for the 12-month period. Purchased options were used for hedging and investment purposes, which detracted from returns for both periods for all Portfolios. Written options were used for hedging and investment purposes, which added to performance for both periods for all Portfolios. Written swaptions were used for hedging and investment purposes, which added to performance for both periods for Overlay B. Inflation swaps were used for hedging and investment purposes and added to performance in both periods for Tax-Aware Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N; for Overlay B, it detracted from performance for the 6-month period but added to performance for the 12-month period. Credit Default Swaps were used for hedging and investment purposes and added to performance in both periods for all Portfolios.

Market Review and Investment Strategy

The beginning of the twelve-month period ended September 30, 2016, was characterized by above-average volatility levels arising from concerns surrounding emerging market growth levels, central bank policies, oil prices, and the Chinese currency devaluation in the third quarter of 2015. Although there was a subsequent recovery, risk assets sold off sharply once again in early 2016 before bottoming out in February. Central banks responded as the Bank of Japan enacted negative interest rates and the US Federal Reserve delayed future rate hikes, and markets rebounded very quickly. Volatility levels decreased in the spring before spiking for a third time in June when the UK decided to leave the European Union in its “Brexit” referendum. However, following the vote, risk levels quickly dropped, and the markets sharply recovered once more. Over the third quarter of 2016, markets were primarily focused on monetary policy. Trading in September was frequently influenced by investors’ anticipation of signals from the US Federal Reserve about a potential rise in interest rates, which was ultimately delayed. Meanwhile, the Bank of Japan announced new measures to help spur inflation, pledging to keep the interest rate for 10-year government bonds at about zero. In Europe, where economic growth and inflation remain subdued, the European Central Bank appears likely to maintain its accommodative monetary policy and asset purchase program through 2017.

From October 2015 to March 2016, the Portfolios acted to maintain an equity underweight due to the elevated risk levels following market events in the third quarter of 2015 and market selloff during the first quarter of 2016. In April 2016, the Portfolios shifted the equity position to neutral with diversification to high-yield debt and call options in order to overweight risk assets given lower volatility levels, reduced consensus earnings expectations, and more stable commodity prices. At the end of June 2016, volatility spiked upon the UK’s referendum to exit the European Union, and the Portfolios responded by de-risking and moving to an underweight across all equity regions except for European equities where valuations became extremely attractive. The Portfolios moved back to an equity overweight in September 2016 upon increasingly accommodative signals from global central banks.

2016 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Index measures the performance of the largest 3,000 U.S. public companies representing approximately 98% of the investible U.S. equity market by stock market capitalization. The MSCI ACWI ex. U.S. IMI Index captures large, mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 23 Developed Markets and 23 Emerging Markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Bloomberg Barclays US TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities market, with maturities between one and ten years. The Bloomberg Barclays 1 -10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays U.S. Aggregate, 10% Bloomberg Barclays Global Aggregate (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays U.S. Aggregate. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays U.S. TIPS 1–10 Year, 29.75% Bloomberg Barclays U.S. Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (U.S. dollar hedged). The Composite Benchmark for Tax Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Bloomberg Barclays U.S. TIPS 1–10 Year, 56% Bloomberg Barclays 1–10 Year Municipal Bond. The Russell 3000, MSCI ACWI ex U.S. IMI and MSCI ACWI Commodity Producers Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Developed RE Index represents the allocation to real estate, the Bloomberg Commodity, Bloomberg Barclays U.S. Aggregate, Bloomberg Barclays U.S. TIPS 1–10 Year, Bloomberg Barclays 1–10 Year Municipal Bond, Bloomberg Barclays Global Aggregate (U.S. dollar hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Disclosures and Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In the past several years, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains

Disclosures and Risks continued on next page

2016 Annual Report	5

Disclosures and Risks (continued)

unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolio. If the rule goes into effect, it could limit the ability of the Portfolios to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Disclosures and Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and Advisery fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This

Disclosures and Risks continued on next page

2016 Annual Report	7

Disclosures and Risks (continued)

trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state in-come taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Overlay A, Tax-Aware Overlay A, Overlay B, and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods

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8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on pages 10-11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Adviser. Please read the prospectus and/or summary prospectus carefully before investing.

2016 Annual Report	9

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2016	CLASS	PAST SIX MONTHS	PAST 12 MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio†	1	2.20%	2.84%	5.68%	5.96%	2/8/2010
Return after taxes on Distributions*		2.20%	1.78%	4.59%	5.06%
Return after taxes on Distributions and sale of shares*		1.24%	2.47%	4.30%	4.59%
	2	2.37%	3.14%	5.89%	6.17%
Return after taxes on Distributions*		2.37%	2.03%	4.75%	5.23%
Return after taxes on Distributions and sale of shares*		1.34%	2.68%	4.46%	4.74%
New Composite Benchmark‡		6.29%	11.95%	10.60%	9.30%
Old Composite Benchmark		5.42%	12.09%	11.45%	10.03%
S&P 500 Index		6.40%	15.43%	16.37%	13.81%

Tax-Aware Overlay A Portfolio†	1	1.65%	2.37%	5.90%	5.75%	2/8/2010
Return after taxes on Distributions*		1.65%	1.37%	5.23%	5.22%
Return after taxes on Distributions and sale of shares*		0.94%	2.17%	4.64%	4.57%
	2	1.81%	2.61%	6.11%	5.96%
Return after taxes on Distributions*		1.81%	1.57%	5.40%	5.40%
Return after taxes on Distributions and sale of shares*		1.03%	2.33%	4.81%	4.74%
New Composite Benchmark‡		6.24%	11.81%	10.52%	9.29%
Old Composite Benchmark		5.24%	11.38%	11.41%	9.74%
S&P 500 Index		6.40%	15.43%	16.37%	13.81%

Overlay B Portfolio†	1	3.79%	5.83%	4.14%	4.76%	2/8/2010
Return after taxes on Distributions*		3.79%	5.46%	2.70%	3.52%
Return after taxes on Distributions and sale of shares*		2.15%	3.57%	2.71%	3.30%
	2	3.89%	5.92%	4.29%	4.90%
Return after taxes on Distributions*		3.89%	5.56%	2.80%	3.62%
Return after taxes on Distributions and sale of shares*		2.20%	3.62%	2.81%	3.40%
New Composite Benchmark‡		4.07%	8.11%	5.97%	6.00%
Old Composite Benchmark		3.73%	7.82%	6.26%	6.38%
Bloomberg Barclays Global Aggregate Bond Index (U.S. dollar hedged)		3.06%	6.54%	4.26%	4.41%

Tax-Aware Overlay B Portfolio†	1	1.93%	4.19%	4.05%	4.37%	2/8/2010
Return after taxes on Distributions*		1.93%	4.05%	3.35%	3.74%
Return after taxes on Distributions and sale of shares*		1.09%	2.87%	3.11%	3.39%
	2	2.02%	4.38%	4.20%	4.53%
Return after taxes on Distributions*		2.02%	4.23%	3.49%	3.88%
Return after taxes on Distributions and sale of shares*		1.14%	3.05%	3.25%	3.54%
New Composite Benchmark‡		3.08%	6.72%	5.90%	5.78%
Old Composite Benchmark		2.79%	6.46%	6.16%	5.87%
Bloomberg Barclays 5-Year GO Municipal Bond Index		1.11%	2.83%	2.39%	2.91%

See Disclosures, Risks and Note about Historical Performance on pages 4–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

THROUGH SEPTEMBER 30, 2016	CLASS	PAST SIX^ MONTHS	PAST 12^ MONTHS	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Tax-Aware Overlay C Portfolio†	1	1.85%	3.94%	3.93%	4.27%	2/8/2010
Return after taxes on Distributions*		1.85%	3.72%	3.23%	3.60%
Return after taxes on Distributions and sale of shares*		1.05%	2.82%	3.00%	3.28%
	2	1.94%	4.13%	4.10%	4.42%
Return after taxes on Distributions*		1.94%	3.89%	3.38%	3.75%
Return after taxes on Distributions and sale of shares*		1.10%	2.99%	3.15%	3.42%
New Composite Benchmark‡		3.08%	6.72%	5.90%	5.78%
Old Composite Benchmark		2.79%	6.46%	6.16%	5.87%
Bloomberg Barclays 5-Year GO Municipal Bond Index		1.11%	2.83%	2.39%	2.91%

Tax-Aware Overlay N Portfolio†	1	1.95%	4.21%	3.99%	4.28%	2/8/2010
Return after taxes on Distributions*		1.95%	4.05%	3.28%	3.60%
Return after taxes on Distributions and sale of shares*		1.10%	2.98%	3.05%	3.29%
	2	2.13%	4.49%	4.15%	4.45%
Return after taxes on Distributions*		2.13%	4.31%	3.43%	3.76%
Return after taxes on Distributions and sale of shares*		1.21%	3.20%	3.20%	3.44%
New Composite Benchmark‡		3.08%	6.72%	5.90%	5.78%
Old Composite Benchmark		2.79%	6.46%	6.16%	5.87%
Bloomberg Barclays 5-Year GO Municipal Bond Index		1.11%	2.83%	2.39%	2.91%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.40% and 1.20% for Overlay A; 1.37% and 1.17% for Tax-Aware Overlay A; 0.89% and 0.74% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.90% and 0.75% for Tax-Aware Overlay C; and 0.91% and 0.76% for Tax-Aware Overlay N. The Adviser has contractually agreed to waive its fees and/or reimburse expenses of the Overlay A and Tax-Aware Overlay A Portfolios in order to offset fees and expenses related to the Portfolios’ investments in certain other registered funds advised by the Adviser. Accordingly, the net annual operating expense ratios are 1.16% and 0.96% for Overlay A; 1.14% and 0.94% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

Over both 6-month and 12-month periods, the DAA Overlays reduced volatility for both portfolios. In the 6-month period, the Overlays reduced the portfolio performance modestly by -0.6% for the 60/40 and -0.7% for the 70/30 portfolio. Similarly, over the 12-month period, the Overlays detracted from performance by -1.5% and -1.8% and reduced volatility by -0.3% and -0.4% for the 60/40 and the 70/30 portfolios respectively.

‡	There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays U.S. Aggregate, 10% Bloomberg Barclays Global Aggregate (U.S. dollar hedged). Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 47.6% S&P 500 Stock Index, 17% MSCI EAFE Index, 3.4% MSCI Emerging Markets Index, 12% FTSE PRA/NAREIT Developed Index, and 20% Bloomberg Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax-Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays U.S. Aggregate. Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 56% S&P 500 Stock Index, 20% MSCI EAFE Index, 4% MSCI Emerging Markets Index, and 20% Bloomberg Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays U.S. TIPS 1-10 Year, 29.75% Bloomberg Barclays U.S. Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (U.S. dollar hedged). Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 18.9% S&P 500 Stock Index, 6.75% MSCI EAFE Index, 1.35% MSCI Emerging Markets Index, 3% FTSE EPRA/NAREIT Developed Real Estate Index, and 70% Bloomberg Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax-Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Bloomberg Barclays U.S. TIPS 1-10 Year, 56% Bloomberg Barclays 1-10 Year Municipal Bond. Prior to January 1, 2016, the Portfolios’ Composite Index was comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Bloomberg Barclay’s 1-10 Year Municipal Bond Index.

The Portfolios are not stand alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

†	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^	Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced the performance for both the six-months and year ended September 30, 2016 for Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B by 0.002%, for Tax-Aware Overlay C and Tax-Aware N by 0.003%.

See Disclosures, Risks and Note about Historical Performance on pages 4–9.

(Historical Performance continued on next page)

2016 Annual Report	11

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay A Class I Shares
Growth of $25,000*	Growth of $25,000*

Overlay B Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000*	Growth of $25,000*

Tax-Aware Overlay C Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000*	Growth of $25,000*

‡	The Composite Benchmark for Overlay A is 51.4% Russell 3000, 22% MSCI ACWI ex U.S. IMI, 2.2% MSCI ACWI Commodity Producers, 2.2% FTSE EPRA/NAREIT Global Real Estate, 2.2% Bloomberg Commodity, 10% Bloomberg Barclays U.S. Aggregate, 10% Bloomberg Barclays Global Aggregate (U.S. dollar hedged). Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 47.6% S&P 500 Stock Index, 17% MSCI EAFE Index, 3.4% MSCI Emerging Markets Index, 12% FTSE PRA/NAREIT Developed Index, and 20% Bloomberg Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax-Aware Overlay A is 51.6% Russell 3000, 22.1% MSCI ACWI ex U.S. IMI, 2.1% MSCI ACWI Commodity Producers, 2.1% FTSE EPRA/NAREIT Global Real Estate, 2.1% Bloomberg Commodity, 20% Bloomberg Barclays U.S. Aggregate. Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 56% S&P 500 Stock Index, 20% MSCI EAFE Index, 4% MSCI Emerging Markets Index, and 20% Bloomberg Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.7% Russell 3000, 8.0% MSCI ACWI ex U.S. IMI, 1.1% MSCI ACWI Commodity Producers, 1.1% FTSE EPRA/NAREIT Global Real Estate, 1.1% Bloomberg Commodity, 10.5% Bloomberg Barclays U.S. TIPS 1-10 Year, 29.75% Bloomberg Barclays U.S. Aggregate, 29.75% Bloomberg Barclays Global Aggregate Bond (U.S. dollar hedged). Prior to January 1, 2016, the Portfolio’s Composite Index was comprised of 18.9% S&P 500 Stock Index, 6.75% MSCI EAFE Index, 1.35% MSCI Emerging Markets Index, 3% FTSE EPRA/NAREIT Developed Real Estate Index, and 70% Bloomberg Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax-Aware Overlay B, C and N is 21% Russell 3000, 9% MSCI ACWI ex U.S. IMI, 14% Bloomberg Barclays U.S. TIPS 1-10 Year, 56% Bloomberg Barclays 1-10 Year Municipal Bond. Prior to January 1, 2016, the Portfolios’ Composite Index was comprised of 21% S&P 500 Stock Index, 7.5% MSCI EAFE Index, 1.5% MSCI Emerging Markets Index, and 70% Bloomberg Barclay’s 1-10 Year Municipal Bond Index.

*	Each chart shows the growth of $25,000 since inception to the period ended September 30, 2016

See Disclosures, Risks and Note about Historical Performance on pages 4–9.

12	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2016 (Unaudited)

Fund Expenses—As a shareholder of the Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2016	ENDING ACCOUNT VALUE SEPTEMBER 30, 2016	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,022.00	$4.50	0.89%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%
Class 2
Actual	$1,000	$1,023.70	$3.49	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,016.50	$4.44	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class 2
Actual	$1,000	$1,018.10	$3.43	0.68%
Hypothetical**	$1,000	$1,021.60	$3.44	0.68%

Overlay B
Class 1
Actual	$1,000	$1,037.90	$4.28	0.84%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%
Class 2
Actual	$1,000	$1,038.90	$3.52	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,019.30	$4.04	0.80%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%
Class 2
Actual	$1,000	$1,020.20	$3.28	0.65%
Hypothetical**	$1,000	$1,021.75	$3.29	0.65%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,018.50	$4.29	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class 2
Actual	$1,000	$1,019.40	$3.53	0.70%
Hypothetical**	$1,000	$1,021.50	$3.54	0.70%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,019.50	$4.34	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class 2
Actual	$1,000	$1,021.30	$3.59	0.71%
Hypothetical**	$1,000	$1,021.45	$3.59	0.71%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

2016 Annual Report	13

Portfolio Summary—September 30, 2016 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	61.0%	61.1%
Developed International	15.8%	16.1%
Emerging Markets	10.8%	10.9%

Global Credit
Investment Grade	3.8%	4.2%

Real Assets	11.1%	10.8%

Global Bond
US	16.1%	18.0%
Developed International	1.9%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	22.3%	24.6%
Developed International	5.8%	6.6%
Emerging Markets	4.0%	4.3%

Global Credit
Investment Grade	11.4%	0.0%

Real Assets	5.0%	1.7%

Global Bond
US	48.2%	62.6%
Developed International	4.0%	0.0%

Linkers	10.5%	0.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	24.6%	24.6%
Developed International	6.7%	6.6%
Emerging Markets	4.3%	4.3%

Real Assets	1.7%	1.7%

Global Bond
US	62.6%	61.7%

*	All data are as of September 30, 2016. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

14	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS–44.9%
Information Technology–12.0%
Communications Equipment–0.7%
Arista Networks, Inc.(a)	4,520	$384,562
Cisco Systems, Inc.	262,872	8,338,300
Finisar Corp.(a)	29,230	871,054
Infinera Corp.(a)	21,680	195,770
NETGEAR, Inc.(a)	4,832	292,288
Palo Alto Networks, Inc.(a)	30,567	4,870,240

		14,952,214

Electronic Equipment, Instruments & Components–0.1%
Anixter International, Inc.(a)	8,270	533,415
CDW Corp./DE	12,050	551,046
Keysight Technologies, Inc.(a)	13,150	416,724
TTM Technologies, Inc.(a)	23,260	266,327
Vishay Intertechnology, Inc.	31,710	446,794

		2,214,306

Internet Software & Services–2.5%
Alphabet, Inc.–Class C(a)	23,666	18,395,345
Alphabet, Inc.–Class A(a)	3,791	3,048,191
CoStar Group, Inc.(a)	2,430	526,168
eBay, Inc.(a)	241,633	7,949,726
Facebook, Inc.–Class A(a)	164,029	21,040,000
Nutanix, Inc.–Class A(a)	2,291	84,767
Pandora Media, Inc.(a)	25,670	367,851

		51,412,048

IT Services–2.0%
Amdocs Ltd.	9,140	528,749
Booz Allen Hamilton Holding Corp.	17,700	559,497
EPAM Systems, Inc.(a)	4,530	313,974
Fiserv, Inc.(a)	78,400	7,798,448
Genpact Ltd.(a)	14,480	346,796
Vantiv, Inc.–Class A(a)	7,456	419,549
Visa, Inc.–Class A	236,431	19,552,844
Xerox Corp.	1,007,024	10,201,153

		39,721,010

Semiconductors & Semiconductor Equipment–2.1%
Advanced Micro Devices, Inc.(a)	33,780	233,420
Applied Materials, Inc.	303,689	9,156,223
Cirrus Logic, Inc.(a)	6,500	345,475
Cypress Semiconductor Corp.	47,090	572,614
Integrated Device Technology, Inc.(a)	10,780	249,018
Intel Corp.	295,543	11,156,748
Mellanox Technologies Ltd.(a)	4,720	204,140
Microsemi Corp.(a)	9,020	378,660
ON Semiconductor Corp.(a)	43,238	532,692
Qorvo, Inc.(a)	8,700	484,938

Company	Shares	U.S. $ Value

Texas Instruments, Inc.	130,373	$9,149,577
Xilinx, Inc.	175,005	9,509,772

		41,973,277

Software–2.1%
Adobe Systems, Inc.(a)	40,541	4,400,320
Aspen Technology, Inc.(a)	7,203	337,028
Atlassian Corp. PLC–Class A(a)	9,686	290,289
Cadence Design Systems, Inc.(a)	21,777	555,967
CyberArk Software Ltd.(a)	8,210	406,970
Fortinet, Inc.(a)	9,950	367,453
Guidewire Software, Inc.(a)	9,272	556,135
HubSpot, Inc.(a)	6,580	379,140
Microsoft Corp.(b)	393,812	22,683,571
Oracle Corp.	290,060	11,393,557
Splunk, Inc.(a)	7,770	455,944
Take-Two Interactive Software, Inc.(a)	11,861	534,694
Ultimate Software Group, Inc. (The)(a)	2,782	568,613
Verint Systems, Inc.(a)	13,140	494,458

		43,424,139

Technology Hardware, Storage & Peripherals–2.5%
Apple, Inc.(b)	285,047	32,224,563
Hewlett Packard Enterprise Co.	420,000	9,555,000
HP, Inc.	552,769	8,584,503
NCR Corp.(a)	13,920	448,085

		50,812,151

		244,509,145

Financials–6.1%
Banks–2.7%
Associated Banc-Corp.	19,890	389,645
Bank of America Corp.	1,306,396	20,445,097
Comerica, Inc.	11,250	532,350
First Republic Bank/CA	6,796	524,040
Fulton Financial Corp.	25,660	372,583
Huntington Bancshares, Inc./OH	53,140	523,960
Signature Bank/New York NY(a)	3,281	388,635
SVB Financial Group(a)	4,609	509,479
Synovus Financial Corp.	10,330	336,035
Texas Capital Bancshares, Inc.(a)	5,600	307,552
US Bancorp	257,004	11,022,902
Webster Financial Corp.	11,341	431,071
Wells Fargo & Co.(b)	437,798	19,385,695
Zions Bancorporation	17,460	541,609

		55,710,653

Capital Markets–0.1%
Affiliated Managers Group, Inc.(a)	2,685	388,520
Lazard Ltd.–Class A	11,747	427,121
MSCI, Inc.–Class A	1,130	94,852
Stifel Financial Corp.(a)	8,301	319,173

		1,229,666

2016 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Finance–1.5%
Capital One Financial Corp.	120,200	$8,633,966
Discover Financial Services	136,598	7,724,617
OneMain Holdings, Inc.(a)	169,325	5,240,609
Synchrony Financial	305,652	8,558,256

		30,157,448

Insurance–1.8%
Allstate Corp. (The)	196,590	13,600,096
American Financial Group, Inc./OH	7,190	539,250
American International Group, Inc.	193,512	11,483,002
First American Financial Corp.	12,720	499,642
Hanover Insurance Group, Inc. (The)	5,090	383,888
Progressive Corp. (The)	310,105	9,768,307
Reinsurance Group of America, Inc.–Class A	5,020	541,859
Selective Insurance Group, Inc.	7,260	289,384
Validus Holdings Ltd.	7,610	379,130

		37,484,558

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	17,309	460,592

		125,042,917

Health Care–5.9%
Biotechnology–1.3%
Alder Biopharmaceuticals, Inc.(a)	5,371	176,008
Alexion Pharmaceuticals, Inc.(a)	32,016	3,923,241
ARIAD Pharmaceuticals, Inc.(a)	9,849	134,833
Biogen, Inc.(a)	30,100	9,422,203
DBV Technologies SA (Sponsored ADR)(a)	3,724	135,293
Gilead Sciences, Inc.	137,014	10,840,548
Neurocrine Biosciences, Inc.(a)	4,440	224,841
Prothena Corp. PLC(a)	3,240	194,303
Sage Therapeutics, Inc.(a)	3,848	177,200
TESARO, Inc.(a)	3,156	316,357
Ultragenyx Pharmaceutical, Inc.(a)	2,320	164,581

		25,709,408

Health Care Equipment & Supplies–0.7%
Align Technology, Inc.(a)	7,181	673,219
DENTSPLY SIRONA, Inc.	5,169	307,194
DexCom, Inc.(a)	5,916	518,596
Intuitive Surgical, Inc.(a)	6,595	4,780,254
Medtronic PLC	80,442	6,950,189
Nevro Corp.(a)	5,904	616,318
Penumbra, Inc.(a)	4,218	320,526
Zeltiq Aesthetics, Inc.(a)	4,214	165,273

		14,331,569

Health Care Providers & Services–1.9%
Acadia Healthcare Co., Inc.(a)	7,650	379,057
Aetna, Inc.	110,893	12,802,597
Amsurg Corp.(a)	6,550	439,177
Cigna Corp.	56,781	7,399,700
Diplomat Pharmacy, Inc.(a)	8,867	248,365
LifePoint Health, Inc.(a)	8,510	504,047
McKesson Corp.	33,693	5,618,308

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	8,920	$520,214
Premier, Inc.–Class A(a)	13,176	426,112
UnitedHealth Group, Inc.	75,517	10,572,380
WellCare Health Plans, Inc.(a)	3,340	391,081

		39,301,038

Life Sciences Tools & Services–0.0%
ICON PLC(a)	11,972	926,274

Pharmaceuticals–2.0%
Akorn, Inc.(a)	16,752	456,659
GW Pharmaceuticals PLC (ADR)(a)	1,169	155,161
Johnson & Johnson	129,900	15,345,087
Medicines Co. (The)(a)	4,270	161,150
Merck & Co., Inc.	122,282	7,631,620
Pfizer, Inc.	492,102	16,667,495

		40,417,172

		120,685,461

Consumer Discretionary–5.5%
Auto Components–0.3%
Dana, Inc.	30,120	469,571
Lear Corp.	3,430	415,785
Magna International, Inc. (New York)–Class A	94,894	4,075,697
Tenneco, Inc.(a)	7,880	459,167

		5,420,220

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	8,889	594,585
Grand Canyon Education, Inc.(a)	12,577	507,985
Sotheby’s	9,700	368,794

		1,471,364

Hotels, Restaurants & Leisure–0.7%
Bloomin’ Brands, Inc.	27,380	472,031
Brinker International, Inc.	8,559	431,630
Buffalo Wild Wings, Inc.(a)	2,440	343,406
Dave & Buster’s Entertainment, Inc.(a)	10,716	419,853
Panera Bread Co.–Class A(a)	2,860	556,899
Planet Fitness, Inc.(a)	17,868	358,611
Starbucks Corp.	185,433	10,039,343
Texas Roadhouse, Inc.–Class A	8,540	333,316
Vail Resorts, Inc.	4,090	641,639
Wyndham Worldwide Corp.	5,126	345,134

		13,941,862

Household Durables–0.1%
CalAtlantic Group, Inc.	12,770	427,029
PulteGroup, Inc.	20,560	412,022
Tempur Sealy International, Inc.(a)	7,103	403,024

		1,242,075

Internet & Direct Marketing Retail–0.4%
Expedia, Inc.	3,269	381,558
Priceline Group, Inc. (The)(a)	5,536	8,146,168
Shutterfly, Inc.(a)	8,100	361,584

		8,889,310

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Media–1.4%
Comcast Corp.–Class A	235,132	$15,598,657
IMAX Corp.(a)	13,690	396,599
Regal Entertainment Group–Class A	22,810	496,118
Scholastic Corp.	8,900	350,304
Walt Disney Co. (The)(b)	120,419	11,182,108

		28,023,786

Multiline Retail–0.5%
Big Lots, Inc.	6,249	298,390
Dollar General Corp.	132,487	9,272,765
Ollie’s Bargain Outlet Holdings, Inc.(a)	16,079	421,431

		9,992,586

Specialty Retail–1.4%
Burlington Stores, Inc.(a)	3,772	305,607
Caleres, Inc.	13,360	337,874
Children’s Place, Inc. (The)	4,704	375,709
Five Below, Inc.(a)	12,790	515,309
Home Depot, Inc. (The)	131,300	16,895,684
Lithia Motors, Inc.–Class A	5,079	485,146
Michaels Cos., Inc. (The)(a)	19,340	467,448
Office Depot, Inc.	79,570	284,065
Ross Stores, Inc.	120,680	7,759,724
Select Comfort Corp.(a)	19,918	430,229
Tractor Supply Co.	4,643	312,706
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,186	520,224
Urban Outfitters, Inc.(a)	3,000	103,560

		28,793,285

Textiles, Apparel & Luxury Goods–0.6%
Crocs, Inc.(a)	37,480	311,084
NIKE, Inc.–Class B	251,201	13,225,733

		13,536,817

		111,311,305

Consumer Staples–4.7%
Beverages–1.1%
Dr Pepper Snapple Group, Inc.	96,041	8,769,504
PepsiCo, Inc.	130,173	14,158,917

		22,928,421

Food & Staples Retailing–1.4%
Costco Wholesale Corp.	58,197	8,875,624
CVS Health Corp.	125,109	11,133,450
Kroger Co. (The)	297,217	8,821,401
Lenta Ltd. (GDR)(a)(c)	1	8

		28,830,483

Food Products–1.0%
AdvancePierre Foods Holdings, Inc.	11,671	321,653
General Mills, Inc.	173,128	11,059,416
Ingredion, Inc.	2,812	374,165
Tyson Foods, Inc.–Class A	123,457	9,218,534

		20,973,768

Company	Shares	U.S. $ Value

Household Products–0.3%
Kimberly-Clark Corp.	49,321	$6,221,351

Personal Products–0.3%
Estee Lauder Cos., Inc. (The)–Class A	54,040	4,785,783

Tobacco–0.6%
Altria Group, Inc.	198,132	12,527,886

		96,267,692

Industrials–3.9%
Aerospace & Defense–1.7%
B/E Aerospace, Inc.	10,570	546,046
Esterline Technologies Corp.(a)	5,400	410,616
Hexcel Corp.	13,051	578,160
L-3 Communications Holdings, Inc.	94,188	14,196,957
Northrop Grumman Corp.	42,380	9,067,201
TransDigm Group, Inc.(a)	1,767	510,875
United Technologies Corp.	93,538	9,503,461

		34,813,316

Air Freight & Logistics–0.0%
Atlas Air Worldwide Holdings, Inc.(a)	3,030	129,745
Expeditors International of Washington, Inc.	8,728	449,666

		579,411

Airlines–0.6%
Delta Air Lines, Inc.	280,070	11,023,556
SkyWest, Inc.	15,520	409,883

		11,433,439

Building Products–0.0%
AO Smith Corp.	3,770	372,438
Lennox International, Inc.	3,890	610,847

		983,285

Commercial Services & Supplies–0.0%
ABM Industries, Inc.	11,390	452,183

Construction & Engineering–0.1%
AECOM(a)	15,472	459,983
EMCOR Group, Inc.	8,050	479,941
Quanta Services, Inc.(a)	19,190	537,128
Tutor Perini Corp.(a)	13,070	280,613

		1,757,665

Electrical Equipment–0.4%
AMETEK, Inc.	6,856	327,580
Eaton Corp. PLC	122,604	8,056,309
EnerSys	6,150	425,518
Regal Beloit Corp.	4,890	290,906

		9,100,313

Industrial Conglomerates–0.4%
Carlisle Cos., Inc.	5,281	541,672
Honeywell International, Inc.	62,005	7,229,163

		7,770,835

2016 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Machinery–0.5%
IDEX Corp.	6,738	$630,475
ITT, Inc.	95,255	3,413,939
Lincoln Electric Holdings, Inc.	6,942	434,708
Middleby Corp. (The)(a)	5,216	644,802
Nordson Corp.	4,830	481,213
Oshkosh Corp.	88,029	4,929,624
SPX FLOW, Inc.(a)	6,680	206,545

		10,741,306

Marine–0.0%
Kirby Corp.(a)	1,376	85,532

Road & Rail–0.1%
Genesee & Wyoming, Inc.–Class A(a)	6,401	441,349
Ryder System, Inc.	4,450	293,478
Werner Enterprises, Inc.	15,890	369,760

		1,104,587

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	32,880	540,218
Watsco, Inc.	3,320	467,788

		1,008,006

		79,829,878

Energy–3.4%
Energy Equipment & Services–1.1%
Helmerich & Payne, Inc.	133,682	8,996,798
Oceaneering International, Inc.	9,021	248,168
Oil States International, Inc.(a)	13,410	423,354
RPC, Inc.(a)	29,940	502,992
Schlumberger Ltd.(b)	156,821	12,332,403
Superior Energy Services, Inc.	2,060	36,874

		22,540,589

Oil, Gas & Consumable Fuels–2.3%
Concho Resources, Inc.(a)	2,181	299,560
EOG Resources, Inc.	168,384	16,284,417
Exxon Mobil Corp.	156,385	13,649,283
Gulfport Energy Corp.(a)	15,600	440,700
Hess Corp.	246,425	13,213,309
PDC Energy, Inc.(a)	5,241	351,461
QEP Resources, Inc.	31,910	623,202
SM Energy Co.	12,170	469,519
Southwestern Energy Co.(a)	18,150	251,196
Synergy Resources Corp.(a)	69,470	481,427

		46,064,074

		68,604,663

Utilities–1.9%
Electric Utilities–1.7%
American Electric Power Co., Inc.	211,066	13,552,548
Edison International	176,158	12,727,415
PNM Resources, Inc.	15,000	490,800

Company	Shares	U.S. $ Value

Portland General Electric Co.	9,380	$399,494
PPL Corp.	187,350	6,476,690

		33,646,947

Gas Utilities–0.0%
Southwest Gas Corp.	5,380	375,847

Multi-Utilities–0.2%
NiSource, Inc.	154,916	3,735,025

		37,757,819

Telecommunication Services–1.0%
Diversified Telecommunication Services–0.7%
Verizon Communications, Inc.	279,668	14,537,142

Wireless Telecommunication Services–0.3%
T-Mobile US, Inc.(a)	137,137	6,407,041

		20,944,183

Materials–0.4%
Chemicals–0.1%
Huntsman Corp.	24,410	397,151
Ingevity Corp.(a)	5,853	269,823
PolyOne Corp.	15,554	525,881

		1,192,855

Construction Materials–0.0%
Martin Marietta Materials, Inc.	2,672	478,582

Containers & Packaging–0.3%
Graphic Packaging Holding Co.	38,560	539,454
Sealed Air Corp.	123,251	5,647,361

		6,186,815

		7,858,252

Real Estate–0.1%
Equity Real Estate Investment Trusts (REITs)–0.1%
Empire State Realty Trust, Inc.–Class A	10,860	227,517
Kite Realty Group Trust	11,680	323,770
Gramercy Property Trust	62,604	603,503
Education Realty Trust, Inc.	9,360	403,790

		1,558,580

Real Estate Management & Development–0.0%
Kaisa Group Holdings Ltd.(a)(d)(e)	204,000	37,084

		1,595,664

Total Common Stocks (cost $746,467,568)		914,406,979

INVESTMENT COMPANIES–33.5%
Funds and Investment Trusts–33.5%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(f)	35,436,548	226,085,178

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(a)(f)	7,482,030	$81,778,583
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z(f)	12,773,258	135,141,072
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(f)	3,683,849	38,901,449
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio– Class Z(a)(f)	1,503,067	39,485,583
Sanford C Bernstein Fund, Inc.–AB International Portfolio–Class Z(a)(f)	10,356,888	160,738,901

Total Investment Companies (cost $641,416,610)		682,130,766

	Contracts
OPTIONS PURCHASED—CALLS–0.3%
Options on Indices–0.3%
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(a)(g)	167,500	1,461,573
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(a)(g)	162,700	1,419,689
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,240.00(a)(g)	206,600	2,592,307

Total Options Purchased—Calls (premiums paid $6,511,315)		5,473,569

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–21.0%
Investment Companies–20.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.28%(f)(h) (cost $422,534,906)	422,534,906	$422,534,906

Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 10/06/16 (cost $3,999,849)	$4,000	3,999,849

Total Short-Term Investments (cost $426,534,755)		426,534,755

Total Investments—99.7% (cost $1,820,930,248)		2,028,546,069

Other assets less liabilities—0.3%		5,697,869

Net Assets—100.0%		$2,034,243,938

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Australian Bond Futures	200	December 2016	$20,675,646	$20,973,074	$297,428
10 Yr Canadian Bond Futures	435	December 2016	48,424,741	48,713,899	289,158
Euro STOXX 50 Index Futures	2,565	December 2016	87,742,135	86,268,851	(1,473,284)
FTSE 100 Index Futures	1,019	December 2016	88,100,986	90,572,231	2,471,245
Long Gilt Futures	85	December 2016	14,383,738	14,349,994	(33,744)
Mini MSCI Emerging Market Futures	2,081	December 2016	96,661,493	94,945,625	(1,715,868)
Russell 2000 Mini Futures	131	December 2016	16,124,579	16,352,730	228,151
S&P 500 E Mini Futures	815	December 2016	87,102,781	88,036,300	933,519
TOPIX Index Futures	98	December 2016	12,996,150	12,785,760	(210,390)
U.S. T-Note 10 Yr (CBT) Futures	1,080	December 2016	140,914,019	141,615,000	700,981
U.S. Ultra Bond (CBT) Futures	249	December 2016	45,763,887	45,784,875	20,988

Sold Contracts
10 Yr Japan Bond (OSE) Futures	30	December 2016	44,881,320	45,068,784	(187,464)
Euro Buxl 30 Yr Bond Futures	13	December 2016	2,815,411	2,806,509	8,902
Euro-BOBL Futures	46	December 2016	6,820,061	6,825,628	(5,567)
Euro-Bund Futures	34	December 2016	6,321,693	6,328,726	(7,033)
Hang Seng Index Futures	194	October 2016	29,214,550	29,154,775	59,775

2016 Annual Report	19

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)

S&P Mid 400 E Mini Futures	20	December 2016	$3,155,833	$3,099,200	$56,633
S&P TSX 60 Index Futures	605	December 2016	78,799,737	78,874,347	(74,610)
SPI 200 Futures	501	December 2016	49,990,030	51,917,814	(1,927,784)

					$(568,964)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	2,488	USD	3,260	11/16/16	$32,683
Barclays Bank PLC	USD	2,492	AUD	3,327	11/16/16	51,547
Barclays Bank PLC	USD	38,527	EUR	34,143	11/16/16	(97,751)
Barclays Bank PLC	USD	18,115	JPY	1,849,285	11/16/16	153,802
BNP Paribas SA	AUD	5,877	USD	4,424	11/16/16	(69,784)
BNP Paribas SA	EUR	5,898	USD	6,563	11/16/16	(75,696)
BNP Paribas SA	JPY	5,427,251	USD	52,663	11/16/16	(950,584)
BNP Paribas SA	USD	19,390	EUR	17,068	11/16/16	(180,005)
BNP Paribas SA	USD	11,616	GBP	8,732	11/16/16	(288,002)
Citibank, NA	AUD	11,288	USD	8,502	11/16/16	(128,861)
Citibank, NA	EUR	47,942	USD	53,801	11/16/16	(159,541)
Citibank, NA	GBP	803	USD	1,048	11/16/16	7,282
Citibank, NA	USD	3,002	AUD	3,949	11/16/16	17,786
Citibank, NA	USD	3,753	CAD	4,903	11/16/16	(14,373)
Citibank, NA	USD	11,260	EUR	9,923	11/16/16	(91,248)
Citibank, NA	USD	3,827	EUR	3,414	11/16/16	15,361
Credit Suisse International	EUR	9,422	USD	10,528	11/16/16	(76,708)
Credit Suisse International	USD	134,437	AUD	176,225	11/16/16	310,668
Credit Suisse International	USD	2,337	CHF	2,289	11/16/16	24,730
Credit Suisse International	USD	7,208	EUR	6,351	11/16/16	(59,457)
Goldman Sachs Bank USA	AUD	5,385	USD	4,112	11/16/16	(5,793)
Goldman Sachs Bank USA	USD	7,730	JPY	814,913	11/16/16	320,311
JPMorgan Chase Bank, NA	AUD	4,751	USD	3,534	11/16/16	(99,001)
JPMorgan Chase Bank, NA	CAD	60,908	USD	46,562	11/16/16	121,806
JPMorgan Chase Bank, NA	CAD	86,898	USD	65,779	11/16/16	(477,429)
JPMorgan Chase Bank, NA	USD	7,105	AUD	9,498	11/16/16	157,472
Morgan Stanley & Co., Inc.	AUD	31,259	USD	23,552	11/16/16	(349,652)
Morgan Stanley & Co., Inc.	EUR	7,464	USD	8,255	11/16/16	(146,269)
Morgan Stanley & Co., Inc.	EUR	2,233	USD	2,518	11/16/16	5,232
Morgan Stanley & Co., Inc.	JPY	1,010,596	USD	9,867	11/16/16	(115,890)
Royal Bank of Canada	USD	7,214	EUR	6,351	11/16/16	(66,259)
State Street Bank & Trust Co.	AUD	14,094	USD	10,630	11/16/16	(147,223)
State Street Bank & Trust Co.	USD	477	AUD	638	11/16/16	11,468
State Street Bank & Trust Co.	USD	3,810	CHF	3,681	11/16/16	(11,798)
UBS AG	USD	4,004	CAD	5,252	11/16/16	589

						$(2,380,587)

20	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00%	0.69%	$	37,840	$548,742	$125,768
iTraxx Europe Series 25, 5 Year Index, 6/20/21*	1.00	0.66	EUR	33,460	600,387	89,883

					$1,149,129	$215,651

* Termination date

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of this security amounted to $8 or 0.0% of net assets.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(g)	One contract relates to 1 share.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

INTRCONX—Inter-Continental Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2016 Annual Report	21

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS–49.6%
Information Technology–12.9%
Communications Equipment–0.4%
Arista Networks, Inc.(a)	10,290	$875,473
Finisar Corp.(a)	67,090	1,999,282
Infinera Corp.(a)	49,990	451,410
NETGEAR, Inc.(a)	11,139	673,798
Palo Alto Networks, Inc.(a)	69,200	11,025,636

		15,025,599

Electronic Equipment, Instruments & Components–0.1%
Anixter International, Inc.(a)	19,080	1,230,660
CDW Corp./DE	27,800	1,271,294
Keysight Technologies, Inc.(a)	30,320	960,841
TTM Technologies, Inc.(a)	53,630	614,063
Vishay Intertechnology, Inc.	73,110	1,030,120

		5,106,978

Internet Software & Services–2.7%
Alphabet, Inc.–Class A(a)	21,236	17,075,018
Alphabet, Inc.–Class C(a)	43,494	33,807,451
CoStar Group, Inc.(a)	5,540	1,199,576
eBay, Inc.(a)	545,280	17,939,712
Facebook, Inc.–Class A(a)	334,900	42,957,623
Nutanix, Inc. Class A(a)	5,210	192,770
Pandora Media, Inc.(a)	58,414	837,073

		114,009,223

IT Services–2.2%
Amdocs Ltd.	183,529	10,617,153
Booz Allen Hamilton Holding Corp.	40,850	1,291,268
EPAM Systems, Inc.(a)	10,310	714,586
Fiserv, Inc.(a)	176,600	17,566,402
Genpact Ltd.(a)	33,380	799,451
Vantiv, Inc.–Class A(a)	16,965	954,621
Visa, Inc.–Class A	433,623	35,860,622
Xerox Corp.	2,287,361	23,170,967

		90,975,070

Semiconductors & Semiconductor Equipment–2.5%
Advanced Micro Devices, Inc.(a)	77,880	538,151
Applied Materials, Inc.	872,437	26,303,976
Cirrus Logic, Inc.(a)	14,780	785,557
Cypress Semiconductor Corp.	108,620	1,320,819
Integrated Device Technology, Inc.(a)	24,870	574,497
Intel Corp.	665,746	25,131,911
Mellanox Technologies Ltd.(a)	10,734	464,245
Microsemi Corp.(a)	20,520	861,430
ON Semiconductor Corp.(a)	98,385	1,212,103
Qorvo, Inc.(a)	20,050	1,117,587
Texas Instruments, Inc.	274,811	19,286,236

Company	Shares	U.S. $ Value

Xilinx, Inc.	473,893	$25,751,346

		103,347,858

Software–2.3%
Adobe Systems, Inc.(a)	84,112	9,129,517
Aspen Technology, Inc.(a)	16,387	766,748
Atlassian Corp. PLC–Class A(a)	22,046	660,719
Cadence Design Systems, Inc.(a)	49,563	1,265,343
CyberArk Software Ltd.(a)	18,680	925,968
Fortinet, Inc.(a)	22,630	835,726
Guidewire Software, Inc.(a)	21,097	1,265,398
HubSpot, Inc.(a)	14,970	862,571
Microsoft Corp.	885,464	51,002,726
Oracle Corp.	630,074	24,749,307
Splunk, Inc.(a)	17,680	1,037,462
Take-Two Interactive Software, Inc.(a)	26,997	1,217,025
Ultimate Software Group, Inc. (The)(a)	6,321	1,291,949
Verint Systems, Inc.(a)	30,310	1,140,565

		96,151,024

Technology Hardware, Storage & Peripherals–2.7%
Apple, Inc.(b)	634,805	71,764,705
Hewlett Packard Enterprise Co.	945,200	21,503,300
HP, Inc.	1,242,480	19,295,715
NCR Corp.(a)	32,110	1,033,621

		113,597,341

		538,213,093

Health Care–6.9%
Biotechnology–1.3%
Alder Biopharmaceuticals, Inc.(a)	12,299	403,038
Alexion Pharmaceuticals, Inc.(a)	67,664	8,291,547
ARIAD Pharmaceuticals, Inc.(a)	22,403	306,697
Biogen, Inc.(a)(b)	65,352	20,457,136
DBV Technologies SA (Sponsored ADR)(a)	8,463	307,461
Gilead Sciences, Inc.	305,313	24,156,364
Neurocrine Biosciences, Inc.(a)	10,090	510,958
Prothena Corp. PLC(a)	7,360	441,379
Sage Therapeutics, Inc.(a)	8,721	401,602
TESARO, Inc.(a)	7,159	717,618
Ultragenyx Pharmaceutical, Inc.(a)	5,290	375,273

		56,369,073

Health Care Equipment & Supplies–1.2%
Align Technology, Inc.(a)	16,353	1,533,094
Danaher Corp.	217,295	17,033,755
DENTSPLY SIRONA, Inc.	11,755	698,600
DexCom, Inc.(a)	13,456	1,179,553
Intuitive Surgical, Inc.(a)	15,763	11,425,495
Medtronic PLC	186,760	16,136,064
Nevro Corp.(a)	13,437	1,402,689
Penumbra, Inc.(a)	9,595	729,124
Zeltiq Aesthetics, Inc.(a)	9,538	374,080

		50,512,454

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Health Care Providers & Services–2.1%
Acadia Healthcare Co., Inc.(a)	17,399	$862,120
Aetna, Inc.	245,640	28,359,138
Amsurg Corp.(a)	14,910	999,716
Cigna Corp.	121,270	15,803,906
Diplomat Pharmacy, Inc.(a)	20,193	565,606
LifePoint Health, Inc.(a)	19,620	1,162,093
McKesson Corp.	75,808	12,640,984
Molina Healthcare, Inc.(a)	20,570	1,199,642
Premier, Inc.–Class A(a)	29,982	969,618
UnitedHealth Group, Inc.	178,784	25,029,760
WellCare Health Plans, Inc.(a)	7,700	901,593

		88,494,176

Life Sciences Tools & Services–0.1%
ICON PLC(a)	27,505	2,128,062

Pharmaceuticals–2.2%
Akorn, Inc.(a)	38,166	1,040,405
GW Pharmaceuticals PLC (ADR)(a)	2,661	353,194
Johnson & Johnson(b)	290,600	34,328,578
Medicines Co. (The)(a)	9,640	363,814
Merck & Co., Inc.	267,017	16,664,531
Pfizer, Inc.	1,116,016	37,799,462

		90,549,984

		288,053,749

Financials–6.7%
Banks–3.0%
Associated Banc-Corp.	45,880	898,789
Bank of America Corp.	2,950,559	46,176,248
Comerica, Inc.	25,960	1,228,427
First Republic Bank/CA	15,465	1,192,506
Fulton Financial Corp.	59,190	859,439
Huntington Bancshares, Inc./OH	122,630	1,209,132
Signature Bank/New York NY(a)	7,462	883,874
SVB Financial Group(a)	10,485	1,159,012
Synovus Financial Corp.	23,830	775,190
Texas Capital Bancshares, Inc.(a)	12,920	709,566
US Bancorp	560,800	24,052,712
Webster Financial Corp.	26,165	994,532
Wells Fargo & Co.(b)	974,792	43,163,790
Zions Bancorporation	40,290	1,249,796

		124,553,013

Capital Markets–0.1%
Affiliated Managers Group, Inc.(a)	6,115	884,840
Lazard Ltd.–Class A	26,750	972,630
MSCI, Inc.–Class A	2,570	215,726
Stifel Financial Corp.(a)	18,891	726,359

		2,799,555

Consumer Finance–1.7%
Capital One Financial Corp.	286,100	20,550,563
Discover Financial Services	304,211	17,203,132
OneMain Holdings, Inc.(a)	380,657	11,781,334
Synchrony Financial	683,142	19,127,976

		68,663,005

Company	Shares	U.S. $ Value

Insurance–1.9%
Allstate Corp. (The)	425,976	$29,469,020
American Financial Group, Inc./OH	16,580	1,243,500
American International Group, Inc.	434,049	25,756,468
First American Financial Corp.	29,340	1,152,475
Hanover Insurance Group, Inc. (The)	11,740	885,431
Progressive Corp. (The)	608,433	19,165,640
Reinsurance Group of America, Inc.–Class A	11,580	1,249,945
Selective Insurance Group, Inc.	16,740	667,256
Validus Holdings Ltd.	17,560	874,839

		80,464,574

Thrifts & Mortgage Finance–0.0%
Essent Group Ltd.(a)	39,913	1,062,085

		277,542,232

Consumer Discretionary–6.3%
Auto Components–0.3%
Dana, Inc.	69,470	1,083,037
Lear Corp.	7,910	958,850
Magna International, Inc. (New York)–Class A	208,849	8,970,065
Tenneco, Inc.(a)	18,170	1,058,766

		12,070,718

Diversified Consumer Services–0.1%
Bright Horizons Family Solutions, Inc.(a)	20,237	1,353,653
Grand Canyon Education, Inc.(a)	28,608	1,155,477
Sotheby’s	22,380	850,888

		3,360,018

Hotels, Restaurants & Leisure–1.0%
Bloomin’ Brands, Inc.	63,190	1,089,395
Brinker International, Inc.	19,741	995,539
Buffalo Wild Wings, Inc.(a)	5,553	781,529
Dave & Buster’s Entertainment, Inc.(a)	24,395	955,796
McDonald’s Corp.	129,374	14,924,585
Panera Bread Co.–Class A(a)	6,500	1,265,680
Planet Fitness, Inc.(a)	40,643	815,705
Starbucks Corp.	316,066	17,111,813
Texas Roadhouse, Inc.–Class A	19,430	758,353
Vail Resorts, Inc.	9,310	1,460,553
Wyndham Worldwide Corp.	11,652	784,529

		40,943,477

Household Durables–0.1%
CalAtlantic Group, Inc.	29,460	985,142
PulteGroup, Inc.	47,420	950,297
Tempur Sealy International, Inc.(a)	16,165	917,202

		2,852,641

Internet & Direct Marketing Retail–0.5%
Expedia, Inc.	7,453	869,914
Priceline Group, Inc. (The)(a)	12,944	19,046,966
Shutterfly, Inc.(a)	18,670	833,429

		20,750,309

Media–1.5%
Comcast Corp.–Class A	515,909	34,225,403
IMAX Corp.(a)	31,150	902,416

2016 Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Regal Entertainment Group–Class A	52,610	$1,144,267
Scholastic Corp.	20,530	808,061
Walt Disney Co. (The)	261,116	24,247,232

		61,327,379

Multiline Retail–0.5%
Big Lots, Inc.	14,417	688,411
Dollar General Corp.	296,509	20,752,665
Ollie’s Bargain Outlet Holdings, Inc.(a)	36,590	959,024

		22,400,100

Specialty Retail–1.6%
Burlington Stores, Inc.(a)	8,701	704,955
Caleres, Inc.	30,820	779,438
Children’s Place, Inc. (The)	10,850	866,589
Five Below, Inc.(a)	29,099	1,172,399
Home Depot, Inc. (The)	310,000	39,890,800
Lithia Motors, Inc.–Class A	11,546	1,102,874
Michaels Cos., Inc. (The)(a)	44,600	1,077,982
Office Depot, Inc.	177,238	632,740
Ross Stores, Inc.	271,490	17,456,807
Select Comfort Corp.(a)	45,523	983,297
Tractor Supply Co.	10,552	710,677
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,973	1,183,474
Urban Outfitters, Inc.(a)	6,830	235,772

		66,797,804

Textiles, Apparel & Luxury Goods–0.7%
Crocs, Inc.(a)	86,500	717,950
NIKE, Inc.–Class B	584,538	30,775,926

		31,493,876

		261,996,322

Consumer Staples–5.1%
Beverages–1.2%
Dr Pepper Snapple Group, Inc.	215,164	19,646,625
PepsiCo, Inc.	291,507	31,707,216

		51,353,841

Food & Staples Retailing–1.5%
Costco Wholesale Corp.(b)	125,162	19,088,457
CVS Health Corp.	289,603	25,771,771
Kroger Co. (The)	527,711	15,662,462
Lenta Ltd. (GDR)(a)(c)	1	8

		60,522,698

Food Products–1.1%
AdvancePierre Foods Holdings, Inc.	26,562	732,049
Blue Buffalo Pet Products, Inc.(a)	6,218	147,740
General Mills, Inc.	384,429	24,557,324
Ingredion, Inc.	6,483	862,628
Tyson Foods, Inc.–Class A	265,686	19,838,774

		46,138,515

Household Products–0.3%
Kimberly-Clark Corp.	105,094	13,256,557

Company	Shares	U.S. $ Value

Personal Products–0.2%
Estee Lauder Cos., Inc. (The)–Class A	101,324	$8,973,254

Tobacco–0.8%
Altria Group, Inc.	485,184	30,678,184

		210,923,049

Industrials–4.3%
Aerospace & Defense–1.7%
B/E Aerospace, Inc.	24,390	1,259,987
Esterline Technologies Corp.(a)	12,450	946,698
Hexcel Corp.	29,702	1,315,799
L-3 Communications Holdings, Inc.	205,588	30,988,279
Northrop Grumman Corp.	98,435	21,060,168
TransDigm Group, Inc.(a)	4,010	1,159,371
United Technologies Corp.	176,746	17,957,394

		74,687,696

Air Freight & Logistics–0.5%
Atlas Air Worldwide Holdings, Inc.(a)	9,830	420,921
Expeditors International of Washington, Inc.	19,858	1,023,084
United Parcel Service, Inc.–Class B	181,901	19,892,693

		21,336,698

Airlines–0.6%
Delta Air Lines, Inc.	624,083	24,563,907
SkyWest, Inc.	35,790	945,214

		25,509,121

Building Products–0.1%
AO Smith Corp.	8,580	847,618
Lennox International, Inc.	8,850	1,389,716

		2,237,334

Commercial Services & Supplies–0.0%
ABM Industries, Inc.	26,280	1,043,316

Construction & Engineering–0.1%
AECOM(a)	35,705	1,061,510
EMCOR Group, Inc.	18,580	1,107,739
Quanta Services, Inc.(a)	44,290	1,239,677
Tutor Perini Corp.(a)	30,130	646,891

		4,055,817

Electrical Equipment–0.1%
AMETEK, Inc.	15,609	745,798
EnerSys	14,170	980,423
Regal Beloit Corp.	11,270	670,452

		2,396,673

Industrial Conglomerates–0.4%
Carlisle Cos., Inc.	12,016	1,232,481
Honeywell International, Inc.	138,907	16,195,167

		17,427,648

Machinery–0.6%
Fortive Corp.	108,647	5,530,132
IDEX Corp.	15,344	1,435,738
ITT, Inc.	180,818	6,480,517

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Lincoln Electric Holdings, Inc.	15,794	$989,020
Middleby Corp. (The)(a)	11,862	1,466,381
Nordson Corp.	10,980	1,093,938
Oshkosh Corp.	180,733	10,121,048
SPX FLOW, Inc.(a)	15,400	476,168

		27,592,942

Marine–0.0%
Kirby Corp.(a)	3,133	194,747

Road & Rail–0.1%
Genesee & Wyoming, Inc.–Class A(a)	14,556	1,003,636
Ryder System, Inc.	10,270	677,307
Werner Enterprises, Inc.	36,630	852,380

		2,533,323

Trading Companies & Distributors–0.1%
MRC Global, Inc.(a)	75,840	1,246,051
Watsco, Inc.	7,560	1,065,204

		2,311,255

		181,326,570

Energy–3.7%
Energy Equipment & Services–1.2%
Helmerich & Payne, Inc.	301,555	20,294,652
Oceaneering International, Inc.	22,869	629,126
Oil States International, Inc.(a)	30,930	976,460
RPC, Inc.(a)	69,050	1,160,040
Schlumberger Ltd.(b)	350,992	27,602,011
Superior Energy Services, Inc.	4,690	83,951

		50,746,240

Oil, Gas & Consumable Fuels–2.5%
Concho Resources, Inc.(a)	4,954	680,432
EOG Resources, Inc.	382,434	36,985,192
Exxon Mobil Corp.	350,737	30,612,325
Gulfport Energy Corp.(a)	35,980	1,016,435
Hess Corp.	547,279	29,345,100
PDC Energy, Inc.(a)	11,924	799,624
QEP Resources, Inc.	73,620	1,437,799
SM Energy Co.	28,080	1,083,326
Southwestern Energy Co.(a)	41,860	579,342
Synergy Resources Corp.(a)	160,210	1,110,255

		103,649,830

		154,396,070

Utilities–2.0%
Electric Utilities–1.8%
American Electric Power Co., Inc.	497,088	31,918,020
Edison International(b)	334,569	24,172,610
PNM Resources, Inc.	34,630	1,133,094
Portland General Electric Co.	21,640	921,648
PPL Corp.	424,532	14,676,071

		72,821,443

Company	Shares	U.S. $ Value

Gas Utilities–0.0%
Southwest Gas Corp.	12,400	$866,264

Multi-Utilities–0.2%
NiSource, Inc.	320,383	7,724,434

		81,412,141

Telecommunication Services–0.9%
Diversified Telecommunication Services–0.8%
Verizon Communications, Inc.	633,358	32,921,949

Wireless Telecommunication Services–0.1%
T-Mobile US, Inc.(a)	97,514	4,555,854

		37,477,803

Materials–0.7%
Chemicals–0.4%
Huntsman Corp.	56,300	916,001
Ingevity Corp.(a)	13,488	621,797
PolyOne Corp.	35,405	1,197,043
Sherwin-Williams Co. (The)	48,610	13,448,442

		16,183,283

Construction Materials–0.0%
Martin Marietta Materials, Inc.	6,079	1,088,810

Containers & Packaging–0.3%
Graphic Packaging Holding Co.	88,910	1,243,851
Sealed Air Corp.	277,163	12,699,609

		13,943,460

		31,215,553

Real Estate–0.1%
Equity Real Estate Investment Trusts (REITs)–0.1%
Education Realty Trust, Inc.	21,580	930,961
Empire State Realty Trust, Inc.–Class A	25,050	524,798
Gramercy Property Trust	144,413	1,392,141
Kite Realty Group Trust	26,920	746,223

		3,594,123

Real Estate Management & Development–0.0%
Kaisa Group Holdings Ltd.(a)(d)(e)	422,000	76,712

		3,670,835

Total Common Stocks (cost $1,640,831,052)		2,066,227,417

INVESTMENT COMPANIES–34.1%
Funds and Investment Trusts–34.1%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(f)	70,865,718	452,123,282
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z(a)(f)	15,770,719	172,373,957
Bernstein Fund, Inc.–International Strategic Equities Portfolio –Class Z(f)	27,070,697	286,407,971

2016 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z(f)	8,321,367	$87,873,635
Sanford C. Bernstein Fund, Inc.–AB Emerging Markets Portfolio –Class Z(a)(f)	3,168,287	83,230,897
Sanford C. Bernstein Fund, Inc.–AB Tax-Managed International Portfolio–Class Z(a)(f)	21,690,922	338,378,383

Total Investment Companies (cost $1,322,602,465)		1,420,388,125

	Contracts
OPTIONS PURCHASED—CALLS–0.3%
Options on Indices–0.3%
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(a)(g)	334,100	2,915,292
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(a)(g)	344,100	3,002,551
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,240.00(a)(g)	424,400	5,325,147

Total Options Purchased—Calls (premiums paid $13,374,494)		11,242,990

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–15.8%
Investment Companies–15.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.28%(f)(h) (cost $659,640,235)	659,640,235	$659,640,235

	Principal Amount (000)
U.S. Treasury Bills–0.0%
U.S. Treasury Bill Zero Coupon, 11/17/16 (cost $1,499,440)	$1,500	1,499,440

Total Short-Term Investments (cost $661,139,675)		661,139,675

Total Investments—99.8% (cost $3,637,947,686)		4,158,998,207

Other assets less liabilities—0.2%		9,851,716

Net Assets—100.0%		$4,168,849,923

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	5,103	December 2016	$174,560,669	$171,629,609	$(2,931,060)
FTSE 100 Index Futures	2,115	December 2016	182,859,259	187,988,486	5,129,227
Mini MSCI Emerging Market Futures	4,141	December 2016	192,095,187	188,933,125	(3,162,062)
Russell 2000 Mini Futures	139	December 2016	17,109,286	17,351,370	242,084
S&P 500 E Mini Futures	115	December 2016	12,306,320	12,422,300	115,980
TOPIX Index Futures	178	December 2016	23,605,252	23,223,115	(382,137)
U.S. T-Note 5 Yr (CBT) Futures	303	December 2016	36,826,473	36,819,235	(7,238)
U.S. T-Note 10 Yr (CBT) Futures	2,291	December 2016	299,297,854	300,407,375	1,109,521
U.S. Ultra Bond (CBT) Futures	571	December 2016	104,731,295	104,992,625	261,330

Sold Contracts
Hang Seng Index Futures	375	October 2016	56,471,425	56,355,880	115,545
S&P Mid 400 E Mini Futures	101	December 2016	15,936,958	15,650,960	285,998
S&P TSX 60 Index Futures	1,240	December 2016	161,465,543	161,659,819	(194,276)
SPI 200 Futures	1,044	December 2016	104,170,840	108,188,019	(4,017,179)

					$(3,434,267)

26	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,058	AUD	5,417	11/16/16	$83,928
Barclays Bank PLC	USD	78,802	EUR	69,835	11/16/16	(199,936)
Barclays Bank PLC	USD	37,100	JPY	3,787,411	11/16/16	314,994
BNP Paribas SA	AUD	12,030	USD	9,056	11/16/16	(142,858)
BNP Paribas SA	EUR	11,721	USD	13,042	11/16/16	(150,430)
BNP Paribas SA	JPY	11,161,772	USD	108,308	11/16/16	(1,954,985)
BNP Paribas SA	USD	39,793	EUR	35,026	11/16/16	(369,407)
BNP Paribas SA	USD	21,857	GBP	16,431	11/16/16	(541,910)
Citibank, NA	AUD	23,108	USD	17,405	11/16/16	(263,798)
Citibank, NA	EUR	101,709	USD	114,139	11/16/16	(338,470)
Citibank, NA	GBP	1,812	USD	2,367	11/16/16	16,440
Citibank, NA	USD	5,932	AUD	7,804	11/16/16	35,149
Citibank, NA	USD	8,236	EUR	7,346	11/16/16	33,057
Citibank, NA	USD	23,108	EUR	20,364	11/16/16	(187,259)
Credit Suisse International	EUR	17,689	USD	19,766	11/16/16	(144,017)
Credit Suisse International	USD	276,145	AUD	361,981	11/16/16	638,137
Credit Suisse International	USD	14,791	EUR	13,033	11/16/16	(122,018)
Goldman Sachs Bank USA	AUD	11,375	USD	8,685	11/16/16	(12,238)
Goldman Sachs Bank USA	USD	12,983	JPY	1,368,656	11/16/16	537,967
JPMorgan Chase Bank, NA	CAD	125,165	USD	95,685	11/16/16	250,309
JPMorgan Chase Bank, NA	CAD	177,768	USD	134,566	11/16/16	(976,683)
JPMorgan Chase Bank, NA	USD	8,504	AUD	11,374	11/16/16	193,963
JPMorgan Chase Bank, NA	USD	2,272	CHF	2,218	11/16/16	16,746
Morgan Stanley & Co., Inc.	AUD	63,991	USD	48,214	11/16/16	(715,788)
Morgan Stanley & Co., Inc.	EUR	4,793	USD	5,406	11/16/16	11,232
Morgan Stanley & Co., Inc.	EUR	17,600	USD	19,465	11/16/16	(344,909)
Morgan Stanley & Co., Inc.	GBP	5,186	USD	6,773	11/16/16	45,601
Morgan Stanley & Co., Inc.	JPY	2,026,102	USD	19,777	11/16/16	(238,310)
Royal Bank of Canada	USD	14,805	EUR	13,033	11/16/16	(135,976)
Standard Chartered Bank	USD	4,354	CAD	5,724	11/16/16	10,337
State Street Bank & Trust Co.	AUD	28,852	USD	21,760	11/16/16	(301,388)
State Street Bank & Trust Co.	USD	7,914	CHF	7,646	11/16/16	(24,509)
UBS AG	USD	11,295	CAD	14,816	11/16/16	1,662

						$(4,975,367)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00%	0.69%	$	86,190	$1,249,897	$286,469
iTraxx-Europe Series 25, 5 Year Index, 6/20/21*	1.00	0.66	EUR	76,220	1,367,647	204,748

					$2,617,544	$491,217

* Termination date

2016 Annual Report	27

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of this security amounted to $8 or 0.0% of net assets.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(g)	One contract relates to 1 share.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CDX-NAIG—North American Investment Grade Credit Default Swap Index

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

INTRCONX—Inter-Continental Exchange

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

28	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2016

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–18.9%
Funds and Investment Trusts–18.9%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(a)		9,448,947	$60,284,284
iShares Core MSCI EAFE ETF		397,000	21,890,580
SPDR S&P 500 ETF Trust		684,253	148,003,924

Total Investment Companies (cost $231,833,451)			230,178,788

Principal Amount (000)
GOVERNMENTS—TREASURIES–15.8%
Belgium–0.1%
Belgium Government Bond Series 74 0.80%, 6/22/25(b)	EUR	770	925,975

Colombia–0.1%
Colombian TES Series B 7.00%, 5/04/22	COP	4,850,000	1,710,246

France–0.4%
France Government Bond OAT 0.50%, 5/25/25(b)	EUR	3,190	3,746,490
2.50%, 5/25/30(b)		597	857,692

			4,604,182

Germany–1.0%
Bundesrepublik Deutschland 0.50%, 2/15/25(b)		3,441	4,135,092
2.50%, 7/04/44(b)		2,125	3,692,360
Series 00
5.50%, 1/04/31(b)		875	1,749,016
6.25%, 1/04/30(b)		1,370	2,837,156

			12,413,624

Greece–0.0%
Hellenic Republic Government Bond 4.75%, 4/17/19(b)		116	118,397

Italy–1.4%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		5,266	6,211,655
3.25%, 9/01/46(b)		365	503,891
3.75%, 3/01/21–5/01/21		4,182	5,442,656
4.00%, 9/01/20		111	143,649
4.50%, 5/01/23		550	772,182
5.50%, 11/01/22		2,390	3,480,879

			16,554,912

	Principal Amount (000)		U.S. $ Value

Japan–2.3%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	744,700	$7,491,136
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		37,900	526,474
Series 36 2.00%, 3/20/42		199,900	2,723,277
Series 51 0.30%, 6/20/46		187,700	1,768,920
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		241,750	3,011,856
Series 128 1.90%, 6/20/31		169,750	2,110,756
Series 143 1.60%, 3/20/33		176,850	2,142,552
Series 144 1.50%, 3/20/33		114,300	1,366,719
Series 150 1.40%, 9/20/34		515,900	6,098,411

			27,240,101

Mexico–0.7%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	43,880	2,219,062
7.75%, 11/13/42		10,578	629,947
8.00%, 6/11/20		83,380	4,635,923
Series M 20 10.00%, 12/05/24		16,228	1,057,289

			8,542,221

New Zealand–0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23(b)	NZD	1,465	1,290,592

Poland–0.1%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	4,335	1,315,158

Portugal–0.4%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(b)	EUR	2,266	2,494,620
4.80%, 6/15/20(b)		1,950	2,437,974

			4,932,594

Russia–0.1%
Russian Federal Bond–OFZ Series 6214 6.40%, 5/27/20	RUB	59,085	884,477

Singapore–0.0%
Singapore Government Bond 3.375%, 9/01/33	SGD	341	295,315

2016 Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

South Africa–0.0%
South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	4,540	$276,356

Spain–0.5%
Spain Government Bond 2.90%, 10/31/46(b)	EUR	1,260	1,704,771
4.20%, 1/31/37(b)		1,125	1,821,585
4.70%, 7/30/41(b)		1,650	2,912,826

			6,439,182

Sweden–0.1%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	7,085	1,008,920

United Kingdom–1.4%
United Kingdom Gilt 1.75%, 7/22/19–9/07/22(b)		3,809	5,219,820
2.25%, 9/07/23(b)		1,420	2,069,642
2.50%, 7/22/65(b)		1,645	2,948,529
3.25%, 1/22/44(b)		890	1,602,590
4.25%, 6/07/32–12/07/46(b)		2,495	4,786,782
4.50%, 12/07/42(b)		175	375,216

			17,002,579

United States–7.1%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	3,810	3,740,944
2.50%, 2/15/45		475	491,296
3.00%, 11/15/44		1,101	1,254,899
3.00%, 11/15/45(c)		3,745	4,273,105
3.125%, 8/15/44		6,491	7,575,451
3.625%, 8/15/43		4,123	5,248,424
4.50%, 2/15/36		995	1,400,870
4.625%, 2/15/40		2,560	3,693,599
6.25%, 5/15/30		2,004	3,093,982
U.S. Treasury Notes 1.125%, 12/31/19		13,167	13,241,064
1.25%, 1/31/20–3/31/21		8,918	8,986,874
1.375%, 4/30/20–10/31/20		8,505	8,611,594
1.50%, 1/31/22		830	841,023
1.625%, 2/15/26–5/15/26		7,017	7,026,195
2.125%, 6/30/21		6,335	6,614,633
2.25%, 11/15/25		1,368	1,443,567
2.375%, 8/15/24		6,790	7,234,748
2.625%, 8/15/20		945	1,000,888
2.75%, 2/15/24		356	388,566

			86,161,722

Total Governments—Treasuries (cost $182,437,045)			191,716,553

CORPORATES—INVESTMENT GRADE–14.9%
Industrial–9.6%
Basic–0.7%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		580	603,982

	Principal Amount (000)		U.S. $ Value

Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	77	$83,038
Braskem Finance Ltd. 6.45%, 2/03/24		770	833,525
CF Industries, Inc. 4.95%, 6/01/43		64	59,919
Eastman Chemical Co. 3.80%, 3/15/25		365	386,366
Gerdau Trade, Inc. 4.75%, 4/15/23(b)		200	194,500
5.75%, 1/30/21(b)		675	698,828
Glencore Funding LLC 2.125%, 4/16/18(b)		549	545,157
2.875%, 4/16/20(b)		250	248,000
4.00%, 4/16/25(b)		450	439,959
4.125%, 5/30/23(b)		265	263,675
LyondellBasell Industries NV 5.00%, 4/15/19		610	654,703
5.75%, 4/15/24		685	817,011
Minsur SA 6.25%, 2/07/24(b)		855	892,877
Mosaic Co. (The) 5.625%, 11/15/43		465	499,280
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25		756	813,343
Vale Overseas Ltd. 5.875%, 6/10/21		837	876,339

			8,910,502

Capital Goods–0.2%
Caterpillar Financial Services Corp. 2.625%, 3/01/23		330	337,874
General Dynamics Corp. 3.875%, 7/15/21		630	691,909
General Electric Co. 4.65%, 10/17/21		84	95,702
Series D 5.00%, 1/21/21(d)		238	253,101
Republic Services, Inc. 5.25%, 11/15/21		555	640,028
Yamana Gold, Inc. 4.95%, 7/15/24		775	800,559

			2,819,173

Communications—Media–1.2%
21st Century Fox America, Inc. 3.00%, 9/15/22		230	239,511
6.15%, 3/01/37		830	1,042,942
CBS Corp. 3.50%, 1/15/25		956	983,146
5.75%, 4/15/20		1,340	1,509,130
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20(b)		320	334,463
4.908%, 7/23/25(b)		875	965,173
Cox Communications, Inc. 2.95%, 6/30/23(b)		492	485,146

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Discovery Communications LLC 3.45%, 3/15/25	U.S.$	538	$531,824
4.875%, 4/01/43		255	242,677
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(b)		1,065	1,080,370
S&P Global, Inc. 4.40%, 2/15/26		1,335	1,491,777
Time Warner Cable LLC 4.50%, 9/15/42		769	733,825
Time Warner, Inc. 3.55%, 6/01/24		1,813	1,926,087
3.60%, 7/15/25		1,385	1,473,230
4.75%, 3/29/21		1,000	1,119,874
Viacom, Inc. 4.375%, 3/15/43		955	876,749

			15,035,924

Communications—Telecommunications–1.0%
America Movil SAB de CV 3.125%, 7/16/22		825	844,671
American Tower Corp. 2.80%, 6/01/20		384	393,977
3.50%, 1/31/23		665	693,640
5.05%, 9/01/20		995	1,100,046
AT&T, Inc. 3.40%, 5/15/25		970	996,586
3.60%, 2/17/23		69	72,732
3.80%, 3/15/22		157	168,161
3.95%, 1/15/25		181	192,133
4.50%, 3/09/48(b)		280	281,466
4.75%, 5/15/46		556	581,830
5.80%, 2/15/19		280	307,127
British Telecommunications PLC 9.375%, 12/15/30(e)		505	817,522
Verizon Communications, Inc. 3.50%, 11/01/24		1,811	1,931,745
3.85%, 11/01/42		850	809,045
4.60%, 4/01/21		1,354	1,506,570
4.862%, 8/21/46		561	628,355
Vodafone Group PLC 2.50%, 9/26/22		795	799,598

			12,125,204

Consumer Cyclical—Automotive–0.7%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		937	950,674
3.664%, 9/08/24		483	497,773
5.875%, 8/02/21		2,265	2,585,521
General Motors Co. 3.50%, 10/02/18		580	597,894
General Motors Financial Co., Inc. 3.10%, 1/15/19		1,325	1,350,609
3.25%, 5/15/18		97	98,715
4.00%, 1/15/25		335	338,164
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(b)		760	772,806

	Principal Amount (000)		U.S. $ Value

Toyota Motor Credit Corp. 3.30%, 1/12/22	U.S.$	735	$790,768

			7,982,924

Consumer Cyclical—Entertainment–0.1%
Carnival Corp. 1.625%, 2/22/21	EUR	745	877,894

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.95%, 3/01/17	U.S.$	440	442,011

Consumer Cyclical—Retailers–0.3%
CVS Health Corp. 3.875%, 7/20/25		753	819,730
Kohl’s Corp. 5.55%, 7/17/45		800	784,402
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		676	714,857
3.80%, 11/18/24		1,060	1,137,838

			3,456,827

Consumer Non-Cyclical–2.4%
AbbVie, Inc. 2.50%, 5/14/20		217	221,226
3.60%, 5/14/25		1,195	1,249,089
Actavis Funding SCS 3.00%, 3/12/20		1,745	1,801,739
3.80%, 3/15/25		956	1,011,787
Altria Group, Inc. 2.625%, 1/14/20		1,860	1,924,165
AstraZeneca PLC 6.45%, 9/15/37		220	306,782
Baxalta, Inc. 3.60%, 6/23/22		220	231,129
5.25%, 6/23/45		635	751,246
Bayer US Finance LLC 3.375%, 10/08/24(b)		251	259,158
Becton Dickinson and Co. 2.675%, 12/15/19		249	257,145
3.734%, 12/15/24		638	691,919
Biogen, Inc. 2.90%, 9/15/20		308	319,874
3.625%, 9/15/22		137	146,740
4.05%, 9/15/25		663	721,841
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		9	10,546
Celgene Corp. 3.875%, 8/15/25		870	930,211
Gilead Sciences, Inc. 3.65%, 3/01/26		737	793,249
Grupo Bimbo SAB de CV 3.875%, 6/27/24(b)		680	704,716
Kraft Heinz Foods Co. 2.80%, 7/02/20		900	932,694
3.50%, 7/15/22		545	579,161
Laboratory Corp. of America Holdings 3.20%, 2/01/22		245	255,152
3.60%, 2/01/25		588	617,659

2016 Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Medtronic, Inc. 3.50%, 3/15/25	U.S.$	1,065	$1,146,862
Mylan NV 3.15%, 6/15/21(b)		636	647,940
Newell Brands, Inc. 3.15%, 4/01/21		1,731	1,803,465
3.85%, 4/01/23		576	613,132
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		727	751,463
3.90%, 12/15/24		280	284,113
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,992,589
Reynolds American, Inc. 4.00%, 6/12/22		192	208,581
4.45%, 6/12/25		635	708,486
5.85%, 8/15/45		449	583,749
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		1,512	1,515,880
3.15%, 10/01/26		1,013	1,017,686
Thermo Fisher Scientific, Inc. 0.75%, 9/12/24	EUR	262	295,068
4.15%, 2/01/24		415	450,924
Tyson Foods, Inc. 2.65%, 8/15/19		160	164,063
3.95%, 8/15/24		760	820,281
Zimmer Biomet Holdings, Inc. 3.55%, 4/01/25		810	834,824

			28,556,334

Energy–1.7%
BP Capital Markets PLC 3.245%, 5/06/22		780	821,512
ConocoPhillips 5.75%, 2/01/19		780	849,681
Encana Corp. 3.90%, 11/15/21		410	410,812
Energy Transfer Partners LP 3.60%, 2/01/23		55	54,128
4.65%, 6/01/21		310	329,289
7.50%, 7/01/38		475	544,659
EnLink Midstream Partners LP 4.15%, 6/01/25		805	770,622
5.05%, 4/01/45		636	563,000
Enterprise Products Operating LLC 3.70%, 2/15/26		1,326	1,364,998
4.90%, 5/15/46		325	341,580
Halliburton Co. 5.00%, 11/15/45		1,205	1,315,265
Hess Corp. 4.30%, 4/01/27		1,410	1,420,978
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,780	1,859,505
4.15%, 3/01/22		400	419,768
Kinder Morgan, Inc./DE 5.00%, 2/15/21(b)	U.S.$	299	323,212
5.05%, 2/15/46		325	309,479

Principal Amount (000)			U.S. $ Value

Noble Energy, Inc. 3.90%, 11/15/24	U.S.$	972	$991,350
8.25%, 3/01/19		1,530	1,750,388
ONEOK Partners LP 3.20%, 9/15/18		250	254,732
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		1,327	1,285,802
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		195	196,314
Schlumberger Holdings Corp. 3.00%, 12/21/20(b)		270	281,538
3.625%, 12/21/22(b)		800	857,566
Schlumberger Norge AS 4.20%, 1/15/21(b)		310	338,197
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(b)		211	230,192
Spectra Energy Partners LP 3.50%, 3/15/25		795	804,239
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(b)		363	359,370
Williams Partners LP 3.90%, 1/15/25		290	289,395
4.125%, 11/15/20		875	909,429
4.50%, 11/15/23		245	253,920

			20,500,920

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(b)		587	587,401

Services–0.0%
eBay, Inc. 3.80%, 3/09/22		517	552,866

Technology–1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(b)		820	856,998
5.45%, 6/15/23(b)		1,340	1,435,752
Fidelity National Information Services, Inc. 3.50%, 4/15/23		250	262,323
5.00%, 10/15/25		6	6,843
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(b)		800	853,845
HP, Inc. 3.75%, 12/01/20		317	333,953
4.375%, 9/15/21		72	77,658
4.65%, 12/09/21		180	197,301
KLA-Tencor Corp. 4.65%, 11/01/24		1,440	1,582,412
Lam Research Corp.
2.80%, 6/15/21		669	686,673
Micron Technology, Inc. 7.50%, 9/15/23(b)		614	681,994

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Oracle Corp. 5.75%, 4/15/18	U.S.$	95	$101,630
QUALCOMM, Inc. 3.00%, 5/20/22		800	839,371
Seagate HDD Cayman 4.75%, 1/01/25–1/01/25		1,006	969,570
Tencent Holdings Ltd. 3.375%, 5/02/19(b)		1,316	1,363,252
Total System Services, Inc. 2.375%, 6/01/18		195	196,596
3.75%, 6/01/23		554	568,502
Western Digital Corp. 7.375%, 4/01/23(b)		1,129	1,241,900

			12,256,573

Transportation—Services–0.2%
Fedex Corp. 1.00%, 1/11/23	EUR	1,035	1,197,570
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.375%, 2/01/22(b)	U.S.$	815	847,866

			2,045,436

			116,149,989

Financial Institutions–4.8%
Banking–4.0%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		2,840	2,891,027
Bank of America Corp. 4.00%, 1/22/25–1/22/25		1,230	1,312,064
4.20%, 8/26/24		320	338,862
4.875%, 4/01/44		460	533,107
Series E 0.537% (EURIBOR 3 Month + 0.84%), 3/28/18(f)	EUR	250	280,880
BNP Paribas SA 2.375%, 9/14/17	U.S.$	799	805,184
4.375%, 5/12/26(b)		1,019	1,053,299
5.019%, 4/13/17(b)(d)	EUR	150	171,872
BPCE SA 5.15%, 7/21/24(b)	U.S.$	560	589,035
5.70%, 10/22/23(b)		880	957,766
Citigroup, Inc. 3.875%, 3/26/25		200	206,399
Compass Bank 2.75%, 9/29/19		325	324,013
5.50%, 4/01/20		549	588,563
Cooperatieve Rabobank UA 3.95%, 11/09/22		1,070	1,121,656
4.375%, 8/04/25		1,197	1,263,166
Credit Agricole SA 4.375%, 3/17/25(b)		839	856,506
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		390	391,420
4.55%, 4/17/26(b)		782	821,087

	Principal Amount (000)		U.S. $ Value

Fifth Third Bancorp 2.30%, 3/01/19	U.S.$	786	$798,254
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		279	278,130
3.75%, 5/22/25		1,051	1,103,622
5.15%, 5/22/45		259	282,567
5.75%, 1/24/22		2,870	3,333,617
Series G 7.50%, 2/15/19		400	452,106
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,971,063
ING Bank NV 3.75%, 3/07/17(b)		705	712,304
JPMorgan Chase & Co. 2.295%, 8/15/21		1,294	1,296,814
Series X 6.10%, 10/01/24(d)		430	454,188
Lloyds Bank PLC 2.30%, 11/27/18		774	782,417
4.20%, 3/28/17		165	167,478
Lloyds Banking Group PLC 3.10%, 7/06/21		1,045	1,067,679
4.582%, 12/10/25(b)		473	482,634
Mitsubishi UFJ Financial Group, Inc. 2.722% (LIBOR 3 Month + 1.88%), 3/01/21(f)		308	319,179
3.85%, 3/01/26		462	501,102
Mizuho Bank Ltd. 2.45%, 4/16/19(b)		765	777,721
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(b)		1,160	1,280,506
Morgan Stanley 5.625%, 9/23/19		1,129	1,250,321
Series G 3.70%, 10/23/24		1,075	1,134,294
4.00%, 7/23/25		777	835,554
Murray Street Investment Trust I 4.647%, 3/09/17		182	183,840
Nationwide Building Society 4.00%, 9/14/26(b)		2,050	2,048,875
6.25%, 2/25/20(b)		345	391,843
Nordea Bank AB 3.125%, 3/20/17(b)		751	757,772
Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)(d)		435	435,191
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(b)(d)	GBP	100	137,374
Santander Bank, NA 1.597% (LIBOR 3 Month + 0.93%), 1/12/18(f)	U.S.$	275	273,762
Santander Issuances SAU 5.179%, 11/19/25		1,800	1,833,928
Santander UK Group Holdings PLC
2.875%, 8/05/21		1,553	1,555,345
Santander UK PLC 5.00%, 11/07/23(b)		610	635,715

2016 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Societe Generale SA 4.25%, 8/19/26(b)	U.S.$	902	$897,180
Standard Chartered PLC 4.30%, 2/19/27(b)		373	371,227
6.409%, 1/30/17(b)(d)		1,000	970,000
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		384	393,343
UBS AG/Stamford CT 7.625%, 8/17/22		280	326,200
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(b)		1,125	1,180,795
Wells Fargo & Co. 4.125%, 8/15/23		1,815	1,942,314

			48,122,160

Finance–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		451	463,168
Aviation Capital Group Corp. 7.125%, 10/15/20(b)		575	677,627
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20		234	240,339

			1,381,134

Insurance–0.6%
Aetna, Inc. 2.40%, 6/15/21		618	625,156
American International Group, Inc. 4.875%, 6/01/22		650	731,343
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. 6.375%, 9/01/24(b)		380	397,739
Berkshire Hathaway, Inc. 1.125%, 3/16/27	EUR	100	114,798
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(b)		374	528,175
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		980	1,113,257
Lincoln National Corp. 8.75%, 7/01/19		100	117,707
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)		180	283,259
MetLife, Inc. 4.75%, 2/08/21		1,545	1,729,562
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		495	780,459
Reliance Standard Life Global Funding II 2.50%, 4/24/19(b)		770	781,616
XLIT Ltd. 5.50%, 3/31/45	U.S.$	150	146,745

			7,349,816

REITS–0.1%
Brixmor Operating Partnership LP 3.85%, 2/01/25		416	423,024

	Principal Amount (000)		U.S. $ Value

Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	25	$25,319
Welltower, Inc. 5.25%, 1/15/22		1,225	1,388,306

			1,836,649

			58,689,759

Utility–0.5%
Electric–0.5%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		345	458,244
EDP Finance BV 4.125%, 1/15/20(b)		252	261,198
Entergy Corp. 4.00%, 7/15/22		1,296	1,405,868
Exelon Corp. 2.85%, 6/15/20		540	559,918
3.95%, 6/15/25		625	674,136
5.10%, 6/15/45		305	353,865
Exelon Generation Co. LLC 4.25%, 6/15/22		595	638,558
innogy Finance BV Series E 6.50%, 4/20/21	GBP	520	823,865
Monongahela Power Co. 4.10%, 4/15/24(b)	U.S.$	305	335,060
Southern California Edison Co. 3.875%, 6/01/21		262	286,829
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(b)		365	389,160

			6,186,701

Total Corporates—Investment Grade (cost $174,925,250)			181,026,449

INFLATION-LINKED SECURITIES–11.8%
United States–11.8%
U.S. Treasury Inflation Index 0.125%, 4/15/18–7/15/24		25,680	26,120,526
0.125%, 4/15/19–4/15/20(c)		32,736	33,318,703
0.25%, 1/15/25(c)		18,059	18,393,274
0.375%, 7/15/23–7/15/25		23,729	24,529,962
0.625%, 7/15/21–1/15/24		24,346	25,554,098
1.375%, 1/15/20		3,848	4,086,367
2.00%, 1/15/26		3,668	4,308,095
2.125%, 1/15/19		3,328	3,544,344
2.375%, 1/15/27		3,176	3,894,500

Total Inflation-Linked Securities (cost $141,301,588)			143,749,869

34	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

MORTGAGE PASS-THROUGHS–5.2%
Agency Fixed Rate 30-Year–4.6%
Federal Home Loan Mortgage Corp. Gold 4.00%, 11/01/45	U.S.$	1,240	$1,329,458
Federal National Mortgage Association 3.00%, 5/01/45–8/01/45		3,004	3,124,542
3.00%, 11/01/46, TBA		3,280	3,401,247
3.50%, 5/01/42–10/01/45		12,630	13,577,819
3.50%, 11/01/46, TBA		7,740	8,157,385
4.00%, 9/01/43–9/01/45		866	929,959
4.00%, 11/25/46, TBA		4,795	5,143,761
4.50%, 11/25/46, TBA		6,405	7,007,193
5.50%, 8/01/37–9/01/41		1,911	2,164,323
Series AS6516 4.00%, 1/01/46		1,316	1,414,254
Government National Mortgage Association 3.00%, 11/01/46, TBA		1,400	1,463,738
3.50%, 3/20/45–1/20/46		4,342	4,615,812
3.50%, 11/01/46, TBA		3,070	3,257,078

			55,586,569

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association 2.50%, 11/01/31, TBA		4,627	4,783,941
3.50%, 1/12/30		2,318	2,455,182

			7,239,123

Total Mortgage Pass-Throughs (cost $62,186,565)			62,825,692

ASSET-BACKED SECURITIES–4.6%
Autos—Fixed Rate–2.2%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		907	909,863
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,391	1,396,503
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(b)		1,335	1,362,126
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		1,334	1,335,895
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19		678	677,947
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		805	809,148
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)		1,068	1,073,494
Drive Auto Receivables Trust Series 2016-AA, Class A2A 1.50%, 3/15/18(b)		33	33,455

Series 2016-BA, Class A2 1.38%, 8/15/18(b)	U.S.$	764	$763,268
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(b)		1,223	1,220,551
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(b)		390	417,265
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		961	964,244
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(b)		222	222,000
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(b)		330	362,730
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		408	418,166
Ford Credit Auto Owner Trust/Ford Credit Series 2014-1, Class A 2.26%, 11/15/25(b)		1,500	1,529,160
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		816	824,797
Series 2016-1, Class A1 1.76%, 2/15/21		649	653,149
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		1,269	1,275,910
Series 2015-3, Class A3 1.69%, 3/20/19		1,124	1,130,373
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		651	650,490
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		544	545,103
Series 2015-2, Class A3 1.30%, 3/16/20		1,114	1,115,081
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(b)		643	641,763
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(b)		493	483,925
Series 2016-1A, Class A 2.32%, 3/25/20(b)		754	757,790
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(b)		248	248,353
Series 2015-B, Class A3 1.40%, 11/15/18(b)		694	694,732

2016 Annual Report	35

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	U.S.$	707	$707,876
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,116	1,117,988
Porsche Innovative Lease Owner Trust Series 2015-1, Class A4 1.43%, 5/21/21(b)		220	220,542
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(b)		832	842,972
Series 2015-3, Class A2A 1.02%, 9/17/18		64	63,992
Series 2015-4, Class A2A 1.20%, 12/17/18		171	170,530
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(b)		107	106,925
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		716	714,876
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(b)		357	355,699
Series 2016-2A, Class A2 1.57%, 6/17/19(b)		482	481,488

			27,300,169

Credit Cards—Fixed Rate–0.8%
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22		1,597	1,633,139
Series 2015-2, Class A 1.56%, 3/15/21		658	661,690
Series 2015-4, Class A 1.72%, 8/16/21		643	647,272
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		713	718,783
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,034	1,050,948
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,664	1,693,224
Series 2015-3, Class A 1.74%, 9/15/21		941	947,819
Series 2016-1, Class A 2.04%, 3/15/22		626	634,503
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		1,456	1,463,002
Series 2016-B, Class A 1.44%, 6/15/22		607	607,032

			10,057,412

Principal Amount (000)			U.S. $ Value

Other ABS—Fixed Rate–0.8%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(b)	U.S.$	250	$250,683
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(b)		104	105,243
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,481	1,488,424
Series 2015-A, Class A4 1.85%, 4/15/21		1,143	1,156,130
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(b)		472	472,311
Series 2015-2, Class A2A 1.42%, 12/22/17(b)		357	357,805
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(b)		433	433,162
SBA Tower Trust 3.156%, 10/15/20(b)		538	543,229
Series 2014-1A, Class C 2.898%, 10/15/44(b)		396	401,565
Series 2014-2A, Class C 3.869%, 10/15/49(b)		774	798,296
SoFi Consumer Loan Program LLC Series 2016-2A, Class A 3.09%, 10/27/25(b)		602	604,916
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(b)		679	689,988
Volvo Financial Equipment LLC Series 2015-1A, Class A3 1.51%, 6/17/19(b)		1,979	1,983,650

			9,285,402

Credit Cards—Floating Rate–0.4%
American Express Issuance Trust II Series 2013-1, Class A 0.804% (LIBOR 1 Month + 0.28%), 2/15/19(f)		1,570	1,573,114
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.874% (LIBOR 1 Month + 0.35%), 8/17/20(f)		1,335	1,338,717
First National Master Note Trust Series 2015-1, Class A 1.294% (LIBOR 1 Month + 0.77%), 9/15/20(f)		956	957,093
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.004% (LIBOR 1 Month + 0.48%), 2/15/22(f)		1,132	1,134,158

			5,003,082

36	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Autos—Floating Rate–0.4%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.024% (LIBOR 1 Month + 0.50%), 7/15/20(b)(f)	U.S.$	1,278	$1,279,201
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.094% (LIBOR 1 Month + 0.57%), 1/15/22(f)		210	210,173
Hertz Fleet Lease Funding LP Series 2014-1, Class A 0.918% (LIBOR 1 Month + 0.40%), 4/10/28(b)(f)		566	565,787
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.274% (LIBOR 1 Month + 0.75%), 10/25/19(b)(f)		747	747,187
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.032% (LIBOR 1 Month + 1.50%), 10/20/20(b)(f)		113	113,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.882% (LIBOR 1 Month + 0.35%), 7/22/19(b)(f)		440	439,048
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.032% (LIBOR 1 Month + 0.50%), 1/20/20(f)		1,296	1,293,059

			4,647,455

Total Asset-Backed Securities (cost $55,944,966)			56,293,520

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.0%
Non-Agency Fixed Rate CMBS–3.3%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.723%, 6/10/49		640	641,806
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		291	290,781
BHMS Commercial Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		1,895	1,963,102
CD Mortgage Trust Series 2006-CD3, Class A5 5.617%, 10/15/48		29	28,636
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		1,120	1,188,873
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.039%, 9/10/45(b)		673	636,813

	Principal Amount (000)		U.S. $ Value

Series 2013-GC11, Class D 4.603%, 4/10/46(b)	U.S.$	140	$134,708
Series 2015-GC27, Class A5 3.137%, 2/10/48		838	878,440
Series 2016-C1, Class A4 3.209%, 5/10/49		1,411	1,485,967
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class AM 5.954%, 5/15/46		795	811,831
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.296%, 12/10/49		2,356	2,438,061
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		165	165,129
Series 2013-CR6, Class A2 2.122%, 3/10/46		3,670	3,689,776
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A3 5.542%, 1/15/49		44	44,158
Series 2007-C3, Class AM 5.881%, 6/15/39		988	990,847
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,072	1,171,984
Series 2015-C4, Class A4 3.808%, 11/15/48		770	842,941
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.884%, 11/10/46(b)		439	468,120
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.988%, 8/10/45		969	983,303
Series 2011-GC5, Class D 5.558%, 8/10/44(b)		755	763,277
Series 2012-GC6, Class D 5.847%, 1/10/45(b)		164	163,131
Series 2013-G1, Class A1 2.059%, 4/10/31(b)		405	398,502
Series 2013-G1, Class A2 3.557%, 4/10/31(b)		1,094	1,124,186
Series 2014-GC18, Class D 5.11%, 1/10/47(b)		200	170,063
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		70	69,900
Series 2006-LDP9, Class AM 5.372%, 5/15/47		1,091	1,094,266
Series 2007-LD12, Class AM 6.207%, 2/15/51		600	616,529
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,071	1,079,877
Series 2007-LDPX, Class A3 5.42%, 1/15/49		744	749,987

2016 Annual Report	37

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Series 2011-C5, Class D 5.562%, 8/15/46(b)	U.S.$	336	$346,783
Series 2012-C6, Class E 5.364%, 5/15/45(b)		375	360,387
Series 2012-CBX, Class E 5.39%, 6/15/45(b)		305	309,849
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,122	1,231,429
Series 2015-C32, Class C 4.819%, 11/15/48		704	670,077
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		989	920,056
Series 2007-C1, Class AM 5.455%, 2/15/40		360	362,795
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(b)		855	846,429
Series 2016-4, Class A2 2.579%, 3/10/49(b)		1,327	1,328,534
Merrill Lynch Mortgage Trust Series 2006-C2, Class AJ 5.802%, 8/12/43		32	32,215
Series 2007-C1, Class A4 6.008%, 6/12/50		1,227	1,247,667
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		189	189,339
Series 2007-9, Class A4 5.70%, 9/12/49		1,001	1,031,205
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		464	470,949
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		809	835,270
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		330	348,230
Series 2012-C4, Class A5 2.85%, 12/10/45		2,030	2,117,744
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.266%, 1/10/45(b)		289	316,356
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		57	56,763
Series 2007-C32, Class A3 5.889%, 6/15/49		650	660,698
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.452%, 11/15/49		750	750,663
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.961%, 11/15/45(b)		422	416,302

			39,934,734

Principal Amount (000)			U.S. $ Value

Non-Agency Floating Rate CMBS–0.7%
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.675% (LIBOR 1 Month + 1.15%), 6/15/34(b)(f)	U.S.$	815	$815,622
H/2 Asset Funding NRE Series 2015-1A 2.174% (LIBOR 1 Month + 1.65%), 6/24/49(f)(g)		808	800,132
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.444% (LIBOR 1 Month + 0.92%), 6/15/29(b)(f)		1,876	1,866,032
Series 2015-SGP, Class A 2.224% (LIBOR 1 Month + 1.70%), 7/15/36(b)(f)		1,073	1,070,590
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.474% (LIBOR 1 Month + 1.87%), 8/15/26(b)(f)		326	324,345
Series 2015-XLF2, Class SNMA 2.474% (LIBOR 1 Month + 1.95%), 11/15/26(b)(f)		326	326,814
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.58% (LIBOR 1 Month + 1.05%), 4/15/32(b)(f)		395	390,857
Starwood Retail Property Trust Series 2014-STAR, Class A 1.744% (LIBOR 1 Month + 1.22%), 11/15/27(b)(f)		2,537	2,510,998
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 1.858% (LIBOR 1 Month + 1.35%), 6/15/29(b)(f)		209	209,014
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(e)		669	689,374

			9,003,778

Total Commercial Mortgage-Backed Securities (cost $49,455,853)			48,938,512

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.9%
Risk Share Floating Rate–3.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025% (LIBOR 1 Month + 6.50%), 4/25/26(f)(g)		463	467,000
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025% (LIBOR 1 Month + 2.50%), 7/25/25(f)(g)		160	159,943
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.525% (LIBOR 1 Month + 1.00%), 2/25/24(f)		294	294,208

38	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Series 2014-DN2, Class M1 1.375% (LIBOR 1 Month + 0.85%), 4/25/24(f)	U.S.$	25	$25,029
Series 2014-DN4, Class M3 5.075% (LIBOR 1 Month + 4.55%), 10/25/24(f)		1,250	1,325,874
Series 2014-HQ1, Class M1 2.175% (LIBOR 1 Month + 1.65%), 8/25/24(f)		22	22,186
Series 2014-HQ1, Class M2 3.025% (LIBOR 1 Month + 2.50%), 8/25/24(f)		550	558,766
Series 2014-HQ2, Class M1 1.975% (LIBOR 1 Month + 1.45%), 9/25/24(f)		443	444,969
Series 2014-HQ3, Class M3 5.275% (LIBOR 1 Month + 4.75%), 10/25/24(f)		950	1,015,173
Series 2015-DNA1, Class M2 2.375% (LIBOR 1 Month + 1.85%), 10/25/27(f)		360	365,834
Series 2015-DNA1, Class M3 3.825% (LIBOR 1 Month + 3.30%), 10/25/27(f)		520	539,587
Series 2015-DNA2, Class M2 3.125% (LIBOR 1 Month + 2.60%), 12/25/27(f)		2,388	2,440,583
Series 2015-DNA3, Class M3 5.225% (LIBOR 1 Month + 4.70%), 4/25/28(f)		834	888,594
Series 2015-HQ1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 3/25/25(f)		1,286	1,301,492
Series 2015-HQA1, Class M2 3.175% (LIBOR 1 Month + 2.65%), 3/25/28(f)		2,093	2,141,153
Series 2015-HQA2, Class M2 3.325% (LIBOR 1 Month + 2.80%), 5/25/28(f)		272	280,666
Series 2015-HQA2, Class M3 5.325% (LIBOR 1 Month + 4.80%), 5/25/28(f)		811	866,900
Series 2016-DNA1, Class M2 3.425% (LIBOR 1 Month + 2.90%), 7/25/28(f)		415	427,934
Series 2016-DNA1, Class M3 6.075% (LIBOR 1 Month + 5.55%), 7/25/28(f)		318	348,092
Series 2016-DNA2, Class M3 5.175% (LIBOR 1 Month + 4.65%), 10/25/28(f)		894	939,178
Series 2016-DNA3, Class M2 2.525% (LIBOR 1 Month + 2.00%), 12/25/28(f)		644	654,736
Series 2016-DNA3, Class M3 5.525% (LIBOR 1 Month + 5.00%), 12/25/28(f)		250	266,960

Principal Amount (000)			U.S. $ Value

Series 2016-DNA4, Class M2 1.824% (LIBOR 1 Month + 1.30%), 3/25/29(f)	U.S.$	300	$300,052
Series 2016-DNA4, Class M3 4.324% (LIBOR 1 Month + 3.80%), 3/25/29(f)		536	538,841
Series 2016-HQA1, Class M3 6.875% (LIBOR 1 Month + 6.35%), 9/25/28(f)		1,250	1,402,747
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 1M1 1.475% (LIBOR 1 Month + 0.95%), 5/25/24(f)		329	329,717
Series 2014-C04, Class 1M2 5.425% (LIBOR 1 Month + 4.90%), 11/25/24(f)		1,396	1,511,115
Series 2014-C04, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 11/25/24(f)		240	257,306
Series 2015-C01, Class 1M2 4.825% (LIBOR 1 Month + 4.30%), 2/25/25(f)		975	1,023,527
Series 2015-C01, Class 2M2 5.075% (LIBOR 1 Month + 4.55%), 2/25/25(f)		748	779,729
Series 2015-C02, Class 1M2 4.525% (LIBOR 1 Month + 4.00%), 5/25/25(f)		826	859,100
Series 2015-C02, Class 2M2 4.525% (LIBOR 1 Month + 4.00%), 5/25/25(f)		1,165	1,210,010
Series 2015-C03, Class 1M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(f)		482	482,526
Series 2015-C03, Class 1M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(f)		1,635	1,744,908
Series 2015-C03, Class 2M1 2.025% (LIBOR 1 Month + 1.50%), 7/25/25(f)		756	758,326
Series 2015-C03, Class 2M2 5.525% (LIBOR 1 Month + 5.00%), 7/25/25(f)		859	921,021
Series 2015-C04, Class 1M2 6.225% (LIBOR 1 Month + 5.70%), 4/25/28(f)		1,032	1,123,183
Series 2015-C04, Class 2M2 6.075% (LIBOR 1 Month + 5.55%), 4/25/28(f)		821	885,141
Series 2016-C01, Class 1M2 7.275% (LIBOR 1 Month + 6.75%), 8/25/28(f)		1,355	1,537,330
Series 2016-C01, Class 2M2 7.475% (LIBOR 1 Month + 6.95%), 8/25/28(f)		857	972,253

2016 Annual Report	39

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Series 2016-C02, Class 1M2 6.525% (LIBOR 1 Month + 6.00%), 9/25/28(f)	U.S.$	1,393	$1,539,348
Series 2016-C03, Class 1M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/28(f)		108	109,090
Series 2016-C03, Class 1M2 5.825% (LIBOR 1 Month + 5.30%), 10/25/28(f)		220	236,994
Series 2016-C03, Class 2M1 2.725% (LIBOR 1 Month + 2.20%), 10/25/28(f)		197	199,539
Series 2016-C03, Class 2M2 6.425% (LIBOR 1 Month + 5.90%), 10/25/28(f)		1,157	1,264,651
Series 2016-C04, Class 1M2 4.775% (LIBOR 1 Month + 4.25%), 1/25/29(f)		395	404,264
Series 2016-C05, Class 2M2 4.975% (LIBOR 1 Month + 4.45%), 1/25/29(f)		761	787,736
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.775% (LIBOR 1 Month + 4.25%), 11/25/24(f)(g)		109	108,028
Series 2015-CH1, Class M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/25(f)(g)		396	392,947
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775% (LIBOR 1 Month + 5.25%), 11/25/25(f)(g)		511	512,167
Series 2015-WF1, Class 2M2 6.025% (LIBOR 1 Month + 5.50%), 11/25/25(f)(g)		144	144,361

			38,110,814

Agency Floating Rate–0.4%
Federal Home Loan Mortgage Corp. REMICs Series 3311, Class IE 5.886% (LIBOR 1 Month + 6.41%), 5/15/37(f)+		644	139,482
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.535% (LIBOR 1 Month + 7.06%), 3/25/41(f)+		2,678	675,820
Series 2011-63, Class SW 6.155% (LIBOR 1 Month + 6.68%), 7/25/41(f)+		1,687	351,167
Series 2013-130, Class SN 6.125% (LIBOR 1 Month + 6.65%), 10/25/42(f)+		3,335	650,866
Series 2015-66, Class AS 5.725% (LIBOR 1 Month + 6.25%), 9/25/45(f)+		3,170	652,446

Principal Amount (000)			U.S. $ Value

Series 2016-11, Class SG 5.625% (LIBOR 1 Month + 6.15%), 3/25/46(f)+	U.S.$	3,472	$664,087
Series 2016-19, Class SA 5.575% (LIBOR 1 Month + 6.10%), 4/25/46(f)+		3,934	725,999
Series 2016-22, Class ST 5.575% (LIBOR 1 Month + 6.10%), 4/25/46(f)+		3,377	657,768
Government National Mortgage Association Series 2016-108, Class SM 5.568% (LIBOR 1 Month + 6.10%), 8/20/46(f)+		2,719	749,883

			5,267,518

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		1,489	1,271,584
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		314	286,973
Series 2006-9T1, Class A1 5.75%, 5/25/36		371	287,969
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(b)		520	411,120
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(b)		683	586,234

			2,843,880

Agency Fixed Rate–0.1%
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(h)		3,381	604,522

Non-Agency Floating Rate–0.1%
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.281%, 5/26/37(b)(e)		638	487,278

Total Collateralized Mortgage Obligations (cost $45,436,381)			47,314,012

CORPORATES—NON-INVESTMENT GRADE–2.6%
Industrial–1.8%
Capital Goods–0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.625%, 5/15/23(b)		283	284,415
Berry Plastics Corp. 5.125%, 7/15/23		277	281,155
Loxam SAS 7.00%, 7/23/22(b)	EUR	280	339,294

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	EUR	424	$437,250
SPX FLOW, Inc. 5.625%, 8/15/24(b)		154	156,310
5.875%, 8/15/26(b)		385	389,332

			1,887,756

Communications—Media–0.2%
CSC Holdings LLC 5.50%, 4/15/27(b)		200	204,500
6.75%, 11/15/21		445	470,588
Ziggo Secured Finance BV 5.50%, 1/15/27(b)		1,230	1,228,462

			1,903,550

Communications—Telecommunications–0.3%
CenturyLink, Inc. Series S 6.45%, 6/15/21		593	635,251
Series Y 7.50%, 4/01/24		535	571,113
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(b)		81	83,936
SFR Group SA 5.375%, 5/15/22(b)		105	121,785
7.375%, 5/01/26(b)	U.S.$	505	516,206
Sprint Capital Corp. 6.90%, 5/01/19(i)		1,230	1,268,438
T-Mobile USA, Inc. 6.50%, 1/15/26		177	195,806
Wind Acquisition Finance SA 4.75%, 7/15/20(b)		650	654,875

			4,047,410

Consumer Cyclical—Automotive–0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(b)		685	685,856
Allison Transmission, Inc. 5.00%, 10/01/24(b)		599	613,975
LKQ Italia Bondco SpA 3.875%, 4/01/24(b)	EUR	156	186,634

			1,486,465

Consumer Cyclical—Other–0.3%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(b)		315	367,567
International Game Technology PLC 4.75%, 2/15/23(b)		305	368,404
6.25%, 2/15/22(b)	U.S.$	345	365,700
6.50%, 2/15/25(b)		885	953,587
KB Home 4.75%, 5/15/19		265	270,631
MCE Finance Ltd. 5.00%, 2/15/21(b)		200	201,500

	Principal Amount (000)		U.S. $ Value

PulteGroup, Inc. 5.00%, 1/15/27	U.S.$	520	$522,288

			3,049,677

Consumer Cyclical—Restaurants–0.0%
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(b)	GBP	102	128,737

Consumer Cyclical—Retailers–0.0%
Dufry Finance SCA 4.50%, 8/01/23(b)	EUR	153	180,595
Hanesbrands, Inc. 4.625%, 5/15/24(b)		282	289,402

			469,997

Consumer Non-Cyclical–0.1%
Boparan Finance PLC 5.50%, 7/15/21(b)	GBP	225	269,032
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(b)	U.S.$	110	117,403
Synlab Bondco PLC 6.25%, 7/01/22(b)	EUR	157	186,595
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(b)		315	279,546
5.875%, 5/15/23(b)	U.S.$	315	272,081
6.125%, 4/15/25(b)		615	529,669

			1,654,326

Energy–0.3%
Cenovus Energy, Inc. 3.00%, 8/15/22		54	51,347
5.70%, 10/15/19		220	236,152
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(b)		240	259,200
Continental Resources, Inc./OK 5.00%, 9/15/22		135	134,663
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		521	361,541
Noble Holding International Ltd. 3.95%, 3/15/22		277	206,365
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(b)		1,049	1,075,225
Southern Star Central Corp. 5.125%, 7/15/22(b)		482	485,615
Transocean, Inc. 9.00%, 7/15/23(b)		510	494,063
Weatherford International Ltd. 4.50%, 4/15/22		34	28,730

			3,332,901

Technology–0.2%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(b)		754	829,285
EMC Corp. 3.375%, 6/01/23		760	710,880
NXP BV/NXP Funding LLC 4.125%, 6/01/21(b)		530	567,763

			2,107,928

2016 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Transportation—Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(b)	U.S.$	817	$784,320
5.50%, 4/01/23		217	218,899
6.375%, 4/01/24(b)		36	36,900
Europcar Groupe SA 5.75%, 6/15/22(b)	EUR	173	198,712
Hertz Corp. (The) 5.50%, 10/15/24(b)	U.S.$	350	348,687
6.75%, 4/15/19		158	161,573

			1,749,091

			21,817,838

Financial Institutions–0.8%
Banking–0.7%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		275	297,860
Barclays Bank PLC 6.86%, 6/15/32(b)(d)		205	236,980
7.75%, 4/10/23		1,035	1,084,163
Citigroup, Inc. Series P 5.95%, 5/15/25(d)		655	666,462
Credit Agricole SA 8.125%, 12/23/25(b)(d)		510	542,512
Credit Suisse Group AG 7.50%, 12/11/23(b)(d)		200	203,750
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)		1,190	1,085,953
Lloyds Banking Group PLC 7.50%, 6/27/24(d)		355	366,609
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		1,235	1,208,756
Series U 7.64%, 9/30/17(d)		1,400	1,358,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		359	369,895
Societe Generale SA 5.922%, 4/05/17(b)(d)		330	332,954

			7,753,894

Finance–0.1%
Navient Corp. 6.625%, 7/26/21		1,220	1,229,150

			8,983,044

Utility–0.0%
Electric–0.0%
NRG Energy, Inc. 6.25%, 5/01/24		330	334,950

Non Corporate Sectors–0.0%
Agencies—Not Government Guaranteed–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)	U.S.$	295	$301,637

Total Corporates—Non-Investment Grade (cost $31,299,088)			31,437,469

GOVERNMENTS—SOVEREIGN AGENCIES–1.9%
Brazil–0.1%
Petrobras Global Finance BV 5.75%, 1/20/20		858	884,169
8.75%, 5/23/26		340	375,700

			1,259,869

Canada–1.5%
Canada Housing Trust No. 1 2.25%, 12/15/25(b)	CAD	7,560	6,142,331
2.55%, 3/15/25(b)		3,235	2,690,848
3.80%, 6/15/21(b)		11,485	9,875,988

			18,709,167

France–0.1%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(b)	U.S.$	399	398,996
1.50%, 10/07/17(b)		735	737,742

			1,136,738

Israel–0.1%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(b)		776	851,660

United Kingdom–0.1%
Royal Bank of Scotland Group PLC 6.125%, 12/15/22		263	278,679
7.50%, 8/10/20(d)		680	623,900

			902,579

Total Governments—Sovereign Agencies (cost $22,382,211)			22,860,013

AGENCIES–1.3%
Agency Debentures–1.3%
Federal Home Loan Bank 0.498% (LIBOR 1 Month - 0.02%), 1/11/17(f)		9,760	9,763,182
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		6,490	6,195,594

Total Agencies (cost $15,367,037)			15,958,776

EMERGING MARKETS—TREASURIES–1.3%
Brazil–1.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25	BRL	17,210	4,869,377

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Series NTNF 10.00%, 1/01/17–1/01/27	BRL	34,345	$9,808,918

			14,678,295

Turkey–0.1%
Turkey Government Bond 9.40%, 7/08/20	TRY	2,360	797,092

Total Emerging Markets—Treasuries (cost $14,473,291)			15,475,387

COVERED BONDS–0.8%
Australia–0.2%
Commonwealth Bank of Australia Series E 0.75%, 11/04/21(b)	EUR	720	844,325
National Australia Bank Ltd. 2.00%, 2/22/19(b)	U.S.$	1,506	1,523,712
Westpac Banking Corp. Series E 1.50%, 3/24/21(b)	EUR	690	832,057

			3,200,094

Canada–0.1%
Bank of Nova Scotia (The) 1.75%, 3/22/17(b)	U.S.$	743	745,377
National Bank of Canada 1.50%, 3/25/21(b)	EUR	561	677,139
Royal Bank of Canada 1.625%, 8/04/20(b)		675	811,574

			2,234,090

Denmark–0.1%
Danske Bank A/S Series E 1.25%, 6/11/21		700	839,481

Norway–0.1%
DNB Boligkreditt AS Series E 3.875%, 6/16/21		573	767,448

Spain–0.1%
Banco de Sabadell SA 0.875%, 11/12/21(b)		600	707,690
CaixaBank SA Series 27 0.00% (EURIBOR 3 Month + 0.08%), 1/09/18(f)		200	224,756

			932,446

Switzerland–0.1%
Credit Suisse AG/Guernsey Series E 1.75%, 1/15/21(b)		660	801,984
UBS AG/London Series E 1.375%, 4/16/21(b)		670	804,975

			1,606,959

United Kingdom–0.1%
Santander UK PLC Series E 1.625%, 11/26/20(b)	EUR	664	$800,372

Total Covered Bonds (cost $10,119,599)			10,380,890

QUASI-SOVEREIGNS–0.4%
Quasi-Sovereign Bonds–0.4%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)	U.S.$	1,503	1,658,586

China–0.1%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(b)		951	1,049,803

Mexico–0.2%
Petroleos Mexicanos 4.50%, 1/23/26		418	405,376
4.625%, 9/21/23(b)		2,007	2,009,810

			2,415,186

Total Quasi-Sovereigns (cost $4,887,684)			5,123,575

EMERGING MARKETS—CORPORATE BONDS–0.2%
Industrial–0.2%
Capital Goods–0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		615	221,400
7.125%, 6/26/42(b)		2,200	880,000

			1,101,400

Consumer Non-Cyclical–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(b)		648	637,470

Energy–0.0%
Ultrapar International SA 5.25%, 10/06/26(b)		542	537,935

Total Emerging Markets—Corporate Bonds (cost $2,681,715)			2,276,805

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	1,337	1,125,355
Province of Manitoba Canada 3.85%, 12/01/21		1,220	1,047,501

Total Local Governments—Provincial Bonds (cost $2,611,156)			2,172,856

2016 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—SOVEREIGNS–0.2%
Angola–0.1%
Republic of Angola Via Northern Lights III BV 7.00%, 8/16/19(b)	U.S.$	521	$521,354

Argentina–0.1%
Argentine Republic Government International Bond 6.25%, 4/22/19(b)		524	555,702
6.875%, 4/22/21(b)		600	653,100

			1,208,802

Brazil–0.0%
Brazilian Government International Bond 4.875%, 1/22/21		188	200,690

Total Emerging Markets—Sovereigns (cost $1,879,345)			1,930,846

		Contracts
OPTIONS PURCHASED—CALLS–0.1%
Options on Indices–0.1%
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(j)(k)		36,200	315,874
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(j)(k)		37,300	325,473
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,240.00(j)(k)		45,900	575,929

Total Options Purchased—Calls (premiums paid $1,448,280)			1,217,276

	Principal Amount (000)
GOVERNMENTS—SOVEREIGN BONDS–0.1%
Qatar–0.1%
Qatar Government International Bond 2.375%, 6/02/21(b) (cost $864,192)	$	873	879,329

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Argentina–0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(b)		477	492,502
Provincia de Cordoba 7.125%, 6/10/21(b)		210	220,500

Total Local Governments—Regional Bonds (cost $693,138)			713,002

Company		Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Oct 2016, Exercise Price: $2,100.00(j)(k) (premiums paid $53,020)		2,200	$9,523

		Shares
SHORT-TERM INVESTMENTS–13.8%
Investment Companies–7.8%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.28%(a)(l) (cost $94,808,561)		94,808,561	94,808,561

	Principal Amount (000)
Certificates of Deposit–0.7%
Wells Fargo Bank, NA 0.867%, 10/05/16(f)	$	1,653	1,653,000
Bank of Nova Scotia 1.141%, 3/17/17(f)		3,500	3,500,000
Bank of Montreal 0.858%, 12/14/16(f)		3,412	3,412,247
Cooperatieve Rabobank UA 1.115%, 2/24/17(f)		406	406,000

Total Certificates of Deposit (cost $8,971,247)			8,971,247

Agency Discount Note–1.3%
Federal Home Loan Bank Zero Coupon, 1/25/17–3/17/17 (cost $15,729,721)		15,758	15,729,721

Commercial Paper–0.3%
Sumitomo Mitsui Banking Zero Coupon, 10/18/16(b) (cost $3,542,745)		3,544	3,542,745

Governments—Treasuries–3.7%
Japan–2.1%
Japan Treasury Discount Bill Series 622
Zero Coupon, 10/24/16 Series 628		2,470,000	24,362,223
Zero Coupon, 11/21/16		140,000	1,381,162

			25,743,385

44	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

United States–1.6%
U.S. Treasury Bill Zero Coupon, 11/03/16–11/25/16 $	19,000	$18,992,149

Total Governments—Treasuries (cost $43,710,236)		44,735,534

Total Short-Term Investments (cost $166,762,510)		167,787,808

Total Investments—102.1% (cost $1,219,043,365)		1,240,266,950

Other assets less liabilities—(2.1)%		(25,888,540)

Net Assets—100.0%		$1,214,378,410

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	358	December 2016	$37,052,457	$37,541,801	$489,344
10 Yr Canadian Bond Futures	793	December 2016	88,649,028	88,804,878	155,850
Euro STOXX 50 Index Futures	1,058	December 2016	36,014,063	35,583,799	(430,264)
FTSE 100 Index Futures	311	December 2016	26,888,524	27,642,751	754,227
Mini MSCI Emerging Market Futures	1,072	December 2016	49,793,907	48,910,000	(883,907)
Russell 2000 Mini Futures	156	December 2016	19,095,424	19,473,480	378,056
S&P 500 E Mini Futures	498	December 2016	53,771,235	53,793,960	22,725
S&P Mid 400 E Mini Futures	9	December 2016	1,420,161	1,394,640	(25,521)
TOPIX Index Futures	87	December 2016	11,537,399	11,350,624	(186,775)
U.S. Long Bond (CBT) Futures	34	December 2016	5,811,289	5,717,312	(93,977)
U.S. T-Note 2 Yr (CBT) Futures	151	December 2016	32,994,528	32,988,781	(5,747)
U.S. T-Note 5 Yr (CBT) Futures	283	December 2016	34,395,778	34,388,922	(6,856)
U.S. T-Note 10 Yr (CBT) Futures	372	December 2016	48,701,853	48,778,500	76,647
U.S. Ultra Bond (CBT) Futures	162	December 2016	30,039,178	29,787,750	(251,428)

Sold Contracts
10 Yr Canadian Bond Futures	29	December 2016	3,241,577	3,247,593	(6,016)
10 Yr Japan Bond (OSE) Futures	134	December 2016	200,423,860	201,307,233	(883,373)
Euro Buxl 30 Yr Bond Futures	88	December 2016	18,817,870	18,997,905	(180,035)
Euro-BOBL Futures	438	December 2016	64,873,921	64,991,850	(117,929)
Euro-Bund Futures	270	December 2016	50,011,675	50,257,528	(245,853)
Hang Seng Index Futures	33	October 2016	4,969,485	4,959,317	10,168
Long Gilt Futures	7	December 2016	1,182,844	1,181,764	1,080
S&P TSX 60 Index Futures	93	December 2016	12,113,017	12,124,486	(11,469)
SPI 200 Futures	89	December 2016	8,880,464	9,222,925	(342,461)
U.S. T-Note 2 Yr (CBT) Futures	15	December 2016	3,276,931	3,277,031	(100)
U.S. T-Note 5 Yr (CBT) Futures	172	December 2016	20,869,121	20,900,688	(31,567)
U.S. T-Note 10 Yr (CBT) Futures	192	December 2016	25,040,704	25,176,000	(135,296)

					$(1,950,477)

2016 Annual Report	45

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	JPY	278,109	USD	2,739	10/21/16	$(5,380)
Australia and New Zealand Banking Group Ltd.	AUD	10,388	USD	8,007	10/28/16	60,833
Australia and New Zealand Banking Group Ltd.	USD	6,544	AUD	8,593	10/28/16	29,276
Bank of America, NA	EUR	801	USD	899	10/06/16	(1,567)
Bank of America, NA	USD	1,290	RUB	83,926	10/13/16	43,395
Bank of America, NA	CAD	43,509	USD	33,897	11/10/16	724,391
Barclays Bank PLC	TWD	105,427	USD	3,328	10/06/16	(36,859)
Barclays Bank PLC	JPY	2,471,746	USD	23,434	10/27/16	(964,040)
Barclays Bank PLC	USD	1,420	AUD	1,895	11/16/16	29,362
Barclays Bank PLC	USD	9,196	EUR	8,149	11/16/16	(23,331)
Barclays Bank PLC	USD	3,579	JPY	365,397	11/16/16	30,390
Barclays Bank PLC	USD	4,585	INR	310,442	12/15/16	28,960
BNP Paribas SA	USD	5,863	JPY	587,457	10/21/16	(65,331)
BNP Paribas SA	AUD	1,352	USD	1,017	11/16/16	(16,049)
BNP Paribas SA	EUR	2,473	USD	2,752	11/16/16	(31,743)
BNP Paribas SA	JPY	585,235	USD	5,679	11/16/16	(102,504)
BNP Paribas SA	USD	1,253	EUR	1,120	11/16/16	7,517
BNP Paribas SA	USD	4,403	EUR	3,876	11/16/16	(40,875)
BNP Paribas SA	USD	8,196	GBP	6,162	11/16/16	(203,217)
BNP Paribas SA	ARS	1,684	USD	108	12/12/16	1,973
BNP Paribas SA	USD	92	ARS	1,684	12/12/16	13,633
BNP Paribas SA	USD	358	ARS	6,626	3/08/17	42,480
BNP Paribas SA	USD	187	ARS	3,188	6/14/17	(2,044)
BNP Paribas SA	USD	91	ARS	1,545	6/16/17	(901)
Citibank, NA	EUR	2,134	USD	2,372	10/06/16	(25,442)
Citibank, NA	AUD	2,596	USD	1,955	11/16/16	(29,637)
Citibank, NA	USD	1,755	CAD	2,293	11/16/16	(6,723)
Citibank, NA	USD	6,774	EUR	6,051	11/16/16	36,184
Citibank, NA	USD	2,557	EUR	2,253	11/16/16	(20,720)
Citibank, NA	USD	3,328	MXN	65,154	11/22/16	14,137
Credit Suisse International	EUR	56,476	USD	62,694	10/06/16	(754,933)
Credit Suisse International	EUR	4,088	USD	4,568	11/16/16	(33,284)
Credit Suisse International	USD	30,532	AUD	40,023	11/16/16	70,556
Credit Suisse International	USD	1,637	EUR	1,442	11/16/16	(13,501)
Goldman Sachs Bank USA	BRL	28,192	USD	8,685	10/04/16	15,890
Goldman Sachs Bank USA	USD	8,718	BRL	28,192	10/04/16	(49,601)
Goldman Sachs Bank USA	RUB	286,437	USD	4,425	10/13/16	(127,867)
Goldman Sachs Bank USA	JPY	55,766	USD	553	10/21/16	2,475
Goldman Sachs Bank USA	BRL	25,197	USD	7,718	11/03/16	35,971
Goldman Sachs Bank USA	USD	2,085	JPY	219,838	11/16/16	86,410
Goldman Sachs Bank USA	MXN	72,209	USD	3,660	11/22/16	(43,241)
Goldman Sachs Bank USA	USD	2,393	SEK	20,095	12/07/16	(43,011)
Goldman Sachs Bank USA	BRL	9,812	USD	2,134	1/04/17	(802,687)
HSBC Bank USA	TWD	108,756	USD	3,432	10/06/16	(39,106)
HSBC Bank USA	USD	960	EUR	860	10/06/16	5,661
HSBC Bank USA	USD	3,362	TWD	106,033	10/06/16	22,209

46	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

HSBC Bank USA	USD	1,391	JPY	140,000	10/21/16	$(9,507)
HSBC Bank USA	GBP	11,812	USD	15,346	11/16/16	23,835
JPMorgan Chase Bank, NA	EUR	2,414	USD	2,691	10/06/16	(21,031)
JPMorgan Chase Bank, NA	JPY	92,625	USD	918	10/21/16	3,905
JPMorgan Chase Bank, NA	JPY	233,057	USD	2,261	10/21/16	(38,799)
JPMorgan Chase Bank, NA	CAD	14,300	USD	10,932	11/16/16	28,597
JPMorgan Chase Bank, NA	CAD	20,332	USD	15,391	11/16/16	(111,706)
JPMorgan Chase Bank, NA	USD	1,822	AUD	2,429	11/16/16	36,091
Morgan Stanley & Co., Inc.	AUD	7,189	USD	5,417	11/16/16	(80,416)
Royal Bank of Canada	USD	1,638	EUR	1,442	11/16/16	(15,046)
Royal Bank of Scotland PLC	USD	3,118	RUB	201,691	10/13/16	87,459
Royal Bank of Scotland PLC	EUR	7,811	USD	8,687	11/16/16	(103,802)
Standard Chartered Bank	BRL	3,970	USD	1,223	10/04/16	2,237
Standard Chartered Bank	BRL	32,163	USD	9,805	10/04/16	(84,271)
Standard Chartered Bank	USD	11,132	BRL	36,133	10/04/16	(21,194)
Standard Chartered Bank	EUR	865	USD	969	10/06/16	(2,866)
Standard Chartered Bank	PLN	4,933	USD	1,240	10/07/16	(50,034)
Standard Chartered Bank	BRL	3,970	USD	1,214	11/03/16	3,437
Standard Chartered Bank	SGD	18,607	USD	13,664	12/14/16	15,486
State Street Bank & Trust Co.	EUR	232	USD	262	10/06/16	1,583
State Street Bank & Trust Co.	EUR	769	USD	850	10/06/16	(14,105)
State Street Bank & Trust Co.	USD	455	EUR	403	10/06/16	(1,793)
State Street Bank & Trust Co.	USD	3,471	TWD	109,382	10/06/16	20,709
State Street Bank & Trust Co.	NZD	1,671	USD	1,169	10/14/16	(46,973)
State Street Bank & Trust Co.	JPY	2,993,371	USD	29,632	10/21/16	92,710
State Street Bank & Trust Co.	JPY	140,077	USD	1,366	10/21/16	(16,503)
State Street Bank & Trust Co.	USD	913	JPY	92,200	10/21/16	(2,729)
State Street Bank & Trust Co.	AUD	367	USD	283	10/28/16	2,145
State Street Bank & Trust Co.	USD	1,274	AUD	1,690	10/28/16	18,111
State Street Bank & Trust Co.	AUD	3,241	USD	2,445	11/16/16	(33,859)
State Street Bank & Trust Co.	GBP	120	USD	155	11/16/16	116
State Street Bank & Trust Co.	USD	4,104	CHF	3,965	11/16/16	(12,708)
State Street Bank & Trust Co.	ZAR	3,496	USD	253	11/18/16	356
UBS AG	CAD	8,407	USD	6,548	11/10/16	138,129
UBS AG	USD	5,343	CAD	7,009	11/16/16	786
UBS AG	USD	1,416	EUR	1,265	11/16/16	8,088

						$(2,365,453)

PUT OPTIONS WRITTEN (see Note 3)
Description	Contracts (000)	Exercise Price	Expiration Date	Premiums Received	U.S. $ Value
S&P 500 Index(j)	2,200	2,000.00	October 2016	$18,480		$(883)

2016 Annual Report	47

Schedule of Investments (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	2.48%	$	589	$45,744	$19,288
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	3.49		3,554	208,327	200,294
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	0.69		3,290	47,711	10,935
iTraxx-Europe Series 25, 5 Year Index, 6/20/2021*	1.00	0.66	EUR	2,910	52,215	7,817

					$353,997	$238,334

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets, Inc./(LCH Group)	AUD	17,500	4/27/18	2.209%	3 Month BBSW	$(115,698)
Citigroup Global Markets, Inc./(LCH Group)	NOK	267,860	5/11/18	0.950%	6 Month NIBOR	194,472
Citigroup Global Markets, Inc./(LCH Group)		89,160	5/19/18	0.990%	6 Month NIBOR	58,819
Citigroup Global Markets, Inc./(LCH Group)	NZD	60,050	7/28/18	2.050%	3 Month BKBM	(15,412)
Citigroup Global Markets, Inc./(LCH Group)	NOK	69,450	8/01/18	0.960%	6 Month NIBOR	49,176
Citigroup Global Markets, Inc./(LCH Group)		18,010	8/04/18	1.008%	6 Month NIBOR	11,206
Citigroup Global Markets, Inc./(LCH Group)		77,170	8/11/18	1.076%	6 Month NIBOR	35,113
Citigroup Global Markets, Inc./(LCH Group)		51,460	8/12/18	1.128%	6 Month NIBOR	17,712
Citigroup Global Markets, Inc./(LCH Group)	AUD	53,720	9/22/18	1.705%	3 Month BBSW	(21,180)
Citigroup Global Markets, Inc./(LCH Group)		$1,600	4/01/20	1.562%	3 Month LIBOR	(35,950)
Citigroup Global Markets, Inc./(LCH Group)	GBP	3,118	6/05/20	6 Month LIBOR	1.649%	188,043
Citigroup Global Markets, Inc./(LCH Group)		$ 2,445	7/02/20	3 Month LIBOR	1.778%	67,325
Citigroup Global Markets, Inc./(LCH Group)		1,810	8/11/20	3 Month LIBOR	1.709%	42,897
Citigroup Global Markets, Inc./(LCH Group)		3,810	4/27/21	3 Month LIBOR	1.328%	46,176
Citigroup Global Markets, Inc./(LCH Group)		9,630	8/31/21	1.244%	3 Month LIBOR	(36,737)
Citigroup Global Markets, Inc./(LCH Group)		2,780	10/04/21	1.180%	3 Month LIBOR	(273)
Citigroup Global Markets, Inc./(LCH Group)		2,650	11/12/24	2.464%	3 Month LIBOR	(249,904)

48	Sanford C. Bernstein Fund, Inc.

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets, Inc./(LCH Group)	AUD	4,140	3/11/25	6 Month BBSW	2.973%	$214,534
Citigroup Global Markets, Inc./(LCH Group)		$610	4/21/25	1.972%	3 Month LIBOR	(33,827)
Citigroup Global Markets, Inc./(LCH Group)	AUD	2,600	6/09/25	6 Month BBSW	3.370%	206,441
Citigroup Global Markets, Inc./(LCH Group)		$1,430	6/09/25	2.470%	3 Month LIBOR	(138,898)
Citigroup Global Markets, Inc./(LCH Group)		484	8/04/25	2.285%	3 Month LIBOR	(37,406)
Citigroup Global Markets, Inc./(LCH Group)		2,226	11/10/25	2.235%	3 Month LIBOR	(175,858)
Citigroup Global Markets, Inc./(LCH Group)		1,990	4/27/26	1.773%	3 Month LIBOR	(73,387)
Citigroup Global Markets, Inc./(LCH Group)		2,230	6/28/26	1.439%	3 Month LIBOR	(6,691)
Citigroup Global Markets, Inc./(LCH Group)	NZD	6,480	7/28/26	3 Month BKBM	2.473%	20,390
Citigroup Global Markets, Inc./(LCH Group)		$840	10/04/26	1.459%	3 Month LIBOR	40
Citigroup Global Markets, Inc./(LCH Group)		1,010	11/10/35	2.613%	3 Month LIBOR	(165,153)
Citigroup Global Markets, Inc./(LCH Group)		160	8/06/45	2.680%	3 Month LIBOR	(34,991)

						$10,979

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	1.51%	$343	$(28,889)	$15,132	$(44,021)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.72	657	(20,230)	(22,754)	2,524
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	3.72	573	(17,644)	(19,139)	1,495

Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	198	(17,681)	(14,708)	(2,973)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	673	(60,099)	(46,776)	(13,323)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	36	(3,215)	(2,220)	(995)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	952	(85,014)	(71,685)	(13,329)

2016 Annual Report	49

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	4.86%	$940	$(83,942)	$(80,401)	$(3,541)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.86	1,128	(100,730)	(59,269)	(41,461)

				$(417,444)	$(301,820)	$(115,624)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$6,180	7/15/20	1.527%	CPI#	$9,390
Barclays Bank PLC	2,350	1/15/21	1.490%	CPI#	622
Deutsche Bank AG	1,090	1/15/19	1.190%	CPI#	6,547
JPMorgan Chase Bank, NA	4,010	1/15/20	1.795%	CPI#	(37,804)

					$(21,245)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Standard and Poor’s Midcap 400 Index	2,960	LIBOR Minus 0.23%	$	6,723	2/15/17	$(60,489)
Goldman Sachs International
Standard and Poor’s Midcap 400 Index	195	LIBOR Minus 0.22%		432	3/15/17	6,886

						$(53,603)

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $195,336,389 or 16.1% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Variable rate coupon, rate shown as of September 30, 2016.
(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2016.

50	Sanford C. Bernstein Fund, Inc.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025%, 4/25/26	4/29/16	$ 276,749	$279,171	0.02%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.025%, 4/25/26	4/29/16	186,200	187,829	0.02%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025%, 7/25/25	7/27/15	118,654	118,950	0.01%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025%, 7/25/25	7/27/15	40,890	40,993	0.00%
H/2 Asset Funding NRE Series 2015-1A 2.174%, 6/24/49	6/19/15	596,881	590,912	0.05%
H/2 Asset Funding NRE Series 2015-1A 2.174%, 6/24/49	6/19/15	211,333	209,220	0.02%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M1 2.525%, 10/25/25	9/28/15	396,491	392,947	0.03%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.775%, 11/25/24	11/06/15	107,617	108,028	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775%, 11/25/25	9/28/15	381,162	382,208	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.775%, 11/25/25	9/28/15	129,604	129,959	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.025%, 11/25/25	9/28/15	107,839	107,750	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.025%, 11/25/25	9/28/15	36,641	36,611	0.00%

(h)	IO—Interest Only.
(i)	Illiquid security.
(j)	One contract relates to 1 share.
(k)	Non-income producing security.
(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+ Inverse interest only security.

Currency Abbreviations:

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

2016 Annual Report	51

Schedule of Investments (continued)

Glossary:

ABS—Asset-Backed Securities

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TBA—To Be Announced

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

52	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–65.4%
Long-Term Municipal Bonds–65.4%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,589,158
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/24	3,650	4,200,274

		7,789,432

Arizona–2.8%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010C 5.00%, 7/01/24	5,305	6,037,727
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23 (Pre-refunded/ETM)	2,500	2,951,500
5.00%, 7/01/24 (Pre-refunded/ETM)	4,085	4,822,751
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	10,921,425
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 6/01/22	1,685	2,027,931
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	27,460,780

		54,222,114

California–2.0%
California Econ Recovery Series 2009A 5.25%, 7/01/21 (Pre-refunded/ETM)	7,255	8,119,434
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,129,683
Series 2010C 5.00%, 5/01/19	730	806,124
NATL Series 2006-32F 5.25%, 5/01/18	680	726,845
State of California Series 2014 5.00%, 10/01/29	50	62,151

Principal Amount (000)		U.S. $ Value

Series 2015 5.00%, 8/01/22–3/01/26	$3,500	$4,372,848
State of California Department of Water Resources Power Supply Revenue Series 2010L 5.00%, 5/01/17	7,675	7,864,419
Series 2015O 5.00%, 5/01/22	12,400	15,051,616

		38,133,120

Colorado–1.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23
Series 2011A 5.25%, 11/15/18	300 13,135	346,638 14,292,325
5.50%, 11/15/19	4,375	4,956,350
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19(a)	1,000	1,088,230
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,225,700
5.125%, 1/15/23	2,000	2,220,860

		25,130,103

Connecticut–2.6%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,713,371
Series 2016A 5.00%, 3/15/23–3/15/24	35,845	43,517,292

		50,230,663

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	9,895	10,557,718

Florida–5.6%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	8,234,260
Citizens Property Insurance Corp. Series 2010A-1 5.25%, 6/01/17	2,855	2,937,481
Series 2012A 5.00%, 6/01/22	7,660	9,200,426
Series 2012A-1 5.00%, 6/01/21	10,490	12,253,159
City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/18–10/01/19	15,170	16,538,083

2016 Annual Report	53

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	$2,500	$2,944,100
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,125,978
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,885,232
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	8,111,693
County of Orange FL (County of Orange FL Public Svc Tax) Series 2013 5.00%, 10/01/16	2,650	2,650,000
County of Seminole FL Water & Sewer Revenue Series 2015B 5.00%, 10/01/19	2,420	2,694,476
Florida’s Turnpike Enterprise Series 2015B 5.00%, 7/01/20–7/01/24	18,145	21,357,258
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	2,640	2,777,306
School District of Broward County/FL Series 2015 5.00%, 7/01/21	2,210	2,589,015
St Lucie County School Board (St Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/23	1,565	1,905,121

		106,203,588

Georgia–2.1%
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,118,229
State of Georgia Series 2016A 5.00%, 2/01/19	27,730	30,377,106

		40,495,335

Hawaii–2.2%
City & County of Honolulu HI Series 2011A 5.00%, 8/01/24	5,800	6,865,402
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,076,392
University of Hawaii Series 2016 5.00%, 10/01/22–10/01/26	18,785	23,347,967

		42,289,761

Principal Amount (000)		U.S. $ Value

Illinois–4.9%
Chicago O’Hare International Airport Series 2010D 5.25%, 1/01/19	$2,285	$2,481,899
Series 2015B 5.00%, 1/01/24–1/01/28	28,115	34,247,400
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008A 5.00%, 6/01/21	4,685	4,996,365
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/20	1,730	1,735,155
State of Illinois Series 2010 5.00%, 1/01/18	160	166,221
Series 2012 5.00%, 8/01/21	1,665	1,852,129
Series 2013 5.00%, 7/01/21	1,345	1,494,335
Series 2013A 5.00%, 4/01/20	1,670	1,819,749
Series 2014 5.00%, 5/01/24–5/01/28	8,350	9,404,591
Series 2016 5.00%, 6/01/23	4,600	5,216,446
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/18	9,655	10,286,920
Series 2016D 5.00%, 6/15/22–6/15/23	16,965	20,231,651

		93,932,861

Kansas–0.2%
State of Kansas Department of Transportation Series 2012C 5.00%, 9/01/20	2,745	3,167,922

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/30	1,550	1,712,378
Orleans Parish Parishwide School District AGM Series 2010 5.00%, 9/01/17–9/01/19	9,705	10,381,714

		12,094,092

Maryland–0.1%
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	1,705	1,752,058

Massachusetts–4.0%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25 (Pre-refunded/ETM)	8,750	10,261,563

54	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2013B 5.00%, 8/01/17	$32,490	$33,594,660
NATL Series 2000F 0.525%, 12/01/30(b)	1,975	1,792,226
NATL Series 2000G 0.57%, 12/01/30(b)	5,600	5,057,354
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	6,006,625
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	8,608,370
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,724,088
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/21	5,385	6,387,579

		76,432,465

Michigan–2.3%
City of Detroit MI Water Supply System Revenue Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,739,972
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	12,328,971
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	11,270	11,319,926
South Lyon Community Schools Series 2016 5.00%, 5/01/21–5/01/28	5,080	6,179,199
Walled Lake Consolidated School District Series 2015 5.00%, 5/01/22	2,000	2,366,960

		42,935,028

Minnesota–0.2%
South Washington County Independent School District No 833/MN Series 2016B 5.00%, 2/01/22	2,600	3,112,330

Mississippi–1.1%
Mississippi Development Bank Series 2010C 5.00%, 8/01/22 (Pre-refunded/ETM)	3,870	4,439,625

Principal Amount (000)		U.S. $ Value

5.00%, 8/01/23 (Pre-refunded/ETM)	$1,790	$2,053,470
Series 2010D 5.00%, 8/01/23 (Pre-refunded/ETM)	3,835	4,399,474
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010C 5.00%, 8/01/22–8/01/23	5,445	6,206,176
Series 2010D 5.00%, 8/01/23	3,695	4,210,527

		21,309,272

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	7,412,211

Nevada–1.5%
Clark County School District NATL Series 2006C 5.00%, 6/15/21	4,285	4,407,808
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,135,358
County of Clark NV Series 2015 5.00%, 11/01/21	2,000	2,370,720
County of Clark NV (County of Clark NV Fuel Tax) Series 2016 5.00%, 7/01/18–7/01/19	19,380	20,981,756

		28,895,642

New Jersey–3.4%
New Jersey Economic Development Authority Series 2008W 5.00%, 3/01/17 (Pre-refunded/ETM)	1,050	1,067,808
Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	4,505	4,724,439
Series 2011EE 5.00%, 9/01/18 (Pre-refunded/ETM)	3,625	3,902,276
5.25%, 9/01/19 (Pre-refunded/ETM)	2,465	2,764,251
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2008W 5.00%, 3/01/17	460	467,213
Series 2010DD-1 5.00%, 12/15/17	180	188,194
Series 2011EE 5.00%, 9/01/18	1,315	1,391,428
5.25%, 9/01/19	915	996,618
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,080,728

2016 Annual Report	55

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	$4,265	$4,601,082
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/18	7,500	7,941,300
New Jersey Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23	16,670	19,797,262
AGM Series 2005D-3 5.25%, 1/01/26	11,070	14,210,780

		64,133,379

New York–9.0%
City of New York NY Series 2010B 5.00%, 8/01/17	6,250	6,462,500
Series 2013B 5.00%, 8/01/19	3,860	4,290,853
Series 2013H 5.00%, 8/01/25	2,510	3,088,580
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	13,636,786
Series 2015A 5.00%, 8/01/23	7,220	8,915,978
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	20,393,777
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	16,836,609
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 2/01/27–11/01/29	20,280	25,492,816
Series 2014C 5.00%, 11/01/28	10,665	13,405,585
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	5,973
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	19,412,451
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	32,617,867
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.225%, 1/01/39(b)	5,000	4,620,060
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 1.311%, 3/01/27(b)	2,080	1,998,248

		171,178,083

Principal Amount (000)		U.S. $ Value

North Carolina–0.4%
North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/29(c)	$1,000	$1,213,080
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/23–3/01/26	5,350	6,558,220

		7,771,300

Ohio–0.6%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,126,090
County of Hamilton OH Sewer System Revenue Series 2015A 5.00%, 12/01/20–12/01/21	4,025	4,719,748
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121-GARVEE 4.00%, 12/15/16	2,825	2,842,713
Series 2014 5.00%, 12/15/21	1,105	1,312,143

		12,000,694

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 7/01/26–7/01/29	3,000	3,302,020

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/26 (Pre-refunded/ETM)	5,105	6,018,131
5.25%, 4/01/26	825	972,964

		6,991,095

Pennsylvania–2.7%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/24–12/01/25	7,470	9,059,589
City of Philadelphia PA Series 2011 5.25%, 8/01/17	2,285	2,362,941
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,762,325
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	2,997,867
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 2/01/17 (Pre-refunded/ETM)	2,335	2,366,079
5.00%, 8/01/18 (Pre-refunded/ETM)	1,990	2,135,986

56	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	$2,535	$2,838,642
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012B 5.00%, 7/01/22	3,650	3,698,618
Pennsylvania Intergovernmental Cooperation Authority Series 2010 5.00%, 6/15/17	6,000	6,171,120
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,937,533
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/26	1,110	1,206,925

		51,537,625

Puerto Rico–0.1%
Puerto Rico Highways & Transportation Authority NATL Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	853,248
5.50%, 7/01/17	555	569,158

		1,422,406

Texas–5.7%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/20–8/01/22	2,000	2,329,090
City of Austin TX Water & Wastewater System Revenue Series 2011 5.00%, 11/15/25–11/15/26	11,990	14,225,851
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 7/15/24	1,290	1,598,890
Series 2015C 5.00%, 7/15/22–7/15/26	3,030	3,682,211
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/20	2,900	3,184,403
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	734,630
Series 2014 5.00%, 2/01/21	2,000	2,331,100
County of Fort Bend TX Series 2015A 5.00%, 3/01/21	2,000	2,327,020

Principal Amount (000)		U.S. $ Value

Series 2015B 5.00%, 3/01/21–3/01/22	$5,625	$6,636,616
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	5,983,043
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/20	1,860	2,145,101
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20–8/15/24	10,525	12,093,736
State of Texas Series 2014 5.00%, 4/01/22	1,790	2,156,610
Texas A&M University Series 2013B 5.00%, 5/15/23	3,950	4,878,566
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 1/01/18	8,680	8,702,742
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/22	20,035	24,357,151
University of Texas System (The) Series 2010A 5.00%, 8/15/22	9,755	11,034,466

		108,401,226

Virginia–1.2%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/20–6/15/23	5,815	6,869,992
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2016A 5.00%, 2/01/18–2/01/19	13,165	14,042,718
Virginia Resources Authority Series 2012 5.00%, 11/01/16 (Pre-refunded/ETM)	65	65,203
Virginia Resources Authority (Virginia Resources Authority State Lease) Series 2012 5.00%, 11/01/16	1,450	1,454,437

		22,432,350

Washington–6.4%
Chelan County Public Utility District No 1 Series 2011A 5.25%, 7/01/22	7,835	9,146,579
Series 2011B 5.50%, 7/01/23	5,540	6,527,671

2016 Annual Report	57

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

City of Seattle WA Series 2016A 5.00%, 4/01/19	$1,780	$1,960,154
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	11,835	13,183,006
Energy Northwest (Bonneville Power Administration) Series 2010A 5.00%, 7/01/17	1,295	1,334,977
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	17,274,556
Franklin County School District No 1 Pasco Series 2015
5.00%, 12/01/25	8,615	10,891,169
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,215,966
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	6,084,294
Series 2012 5.00%, 12/01/26	6,065	7,276,969
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,572,852
Series 20152 5.00%, 7/01/24	3,755	4,724,278
Series 2015R 5.00%, 7/01/23	3,735	4,618,402
Series 2016R 4.00%, 8/01/19	11,290	12,236,666
State of Washington COP Series 2015C 5.00%, 7/01/17–7/01/21	9,595	11,005,594

		122,053,133

West Virginia–0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	1,500	1,500,615

Wisconsin–0.3%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	3,245	3,751,123
Series 2016B 5.00%, 12/01/25	2,510	2,955,374

		6,706,497

Total Municipal Obligations (cost $1,176,454,314)		1,245,526,138

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–16.7%
Funds and Investment Trusts–16.7%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(d)	5,004,037	$31,925,757
SPDR S&P 500 ETF Trust	1,277,723	276,371,485
Vanguard Mid-Cap ETF	87,270	11,296,229

Total Investment Companies (cost $317,846,182)		319,593,471

Principal Amount (000)
GOVERNMENTS—TREASURIES–3.5%
United States–3.5%
U.S. Treasury Notes
1.25%, 3/31/21(e)(f)	$37,891	38,089,321
1.375%, 1/31/21	13,000	13,142,194
1.625%, 11/30/20(e)	14,837	15,157,509

Total Governments—Treasuries (cost $66,094,965)		66,389,024

Contracts
OPTIONS PURCHASED—CALLS–0.1%
Options on Indices–0.1%
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(g)(h)	57,300	499,989
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(g)(h)	58,900	513,950
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,240.00(g)(h)	72,700	912,201

Total Options Purchased—Calls (premiums paid $2,291,288)		1,926,140

Principal Amount (000)
CORPORATES—INVESTMENT GRADE–0.1%
Financial Institutions–0.1%
Banking–0.1%
Morgan Stanley
Series G 5.45%, 1/09/17 (cost $1,440,859)	$1,425	1,440,654

58	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–13.6%
Investment Companies–12.4%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.28%(d)(i) (cost $236,753,395)	236,753,395	$236,753,395

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–1.2%
U.S. Treasury Bill Zero Coupon, 11/17/16–12/08/16(f) (cost $22,486,373)	$22,500	$22,486,373

Total Short-Term Investments (cost $259,239,768)		259,239,768

Total Investments—99.4% (cost $1,823,367,376)		1,894,115,195

Other assets less liabilities—0.6%		10,988,398

Net Assets—100.0%		$1,905,103,593

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	1,621	December 2016	$55,224,829	$54,519,223	$(705,606)
FTSE 100 Index Futures	482	December 2016	41,672,891	42,841,821	1,168,930
Mini MSCI EAFE Futures	599	December 2016	50,264,809	51,115,665	850,856
Mini MSCI Emerging Market Futures	1,789	December 2016	83,023,746	81,623,125	(1,400,621)
Russell 2000 Mini Futures	268	December 2016	32,848,436	33,454,440	606,004
S&P 500 E Mini Futures	734	December 2016	79,269,777	79,286,680	16,903
S&P Mid 400 E Mini Futures	19	December 2016	2,998,117	2,944,240	(53,877)
TOPIX Index Futures	129	December 2016	17,107,177	16,830,235	(276,942)

Sold Contracts
Hang Seng Index Futures	54	October 2016	8,131,885	8,115,247	16,638
S&P TSX 60 Index Futures	138	December 2016	17,974,155	17,991,173	(17,018)
SPI 200 Futures	124	December 2016	12,372,782	12,849,918	(477,136)
U.S. T-Note 10 Yr (CBT) Futures	938	December 2016	122,595,838	122,995,250	(399,412)

					$(671,281)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	13,468	EUR	11,936	11/16/16	$(34,171)
Barclays Bank PLC	USD	13,662	JPY	1,394,732	11/16/16	115,998
BNP Paribas SA	AUD	1,874	USD	1,411	11/16/16	(22,259)
BNP Paribas SA	JPY	1,807,026	USD	17,534	11/16/16	(316,501)
BNP Paribas SA	USD	416	EUR	372	11/16/16	2,496
BNP Paribas SA	USD	6,902	EUR	6,075	11/16/16	(64,069)
BNP Paribas SA	USD	20,494	GBP	15,407	11/16/16	(508,128)
Citibank, NA	AUD	3,601	USD	2,712	11/16/16	(41,103)
Citibank, NA	GBP	5,959	USD	7,785	11/16/16	54,068
Citibank, NA	USD	2,249	EUR	2,009	11/16/16	12,017
Citibank, NA	USD	4,008	EUR	3,532	11/16/16	(32,478)
Credit Suisse International	EUR	14,187	USD	15,853	11/16/16	(115,503)

2016 Annual Report	59

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	48,240	AUD	63,235	11/16/16	$111,477
Credit Suisse International	USD	2,565	EUR	2,260	11/16/16	(21,162)
Goldman Sachs Bank USA	USD	6,257	CHF	6,108	11/16/16	45,925
Goldman Sachs Bank USA	USD	4,233	JPY	446,252	11/16/16	175,405
JPMorgan Chase Bank, NA	CAD	19,038	USD	14,554	11/16/16	38,073
JPMorgan Chase Bank, NA	CAD	30,544	USD	23,121	11/16/16	(167,816)
JPMorgan Chase Bank, NA	USD	3,052	AUD	4,070	11/16/16	60,468
Morgan Stanley & Co., Inc.	AUD	9,970	USD	7,512	11/16/16	(111,529)
Morgan Stanley & Co., Inc.	JPY	351,698	USD	3,423	11/16/16	(51,703)
Royal Bank of Canada	USD	2,568	EUR	2,260	11/16/16	(23,583)
State Street Bank & Trust Co.	AUD	4,496	USD	3,390	11/16/16	(46,960)
State Street Bank & Trust Co.	USD	3,046	CAD	4,007	11/16/16	9,611
UBS AG	USD	7,724	CAD	10,131	11/16/16	1,136
UBS AG	USD	470	EUR	420	11/16/16	2,686
UBS AG	USD	3,164	JPY	317,740	11/16/16	(24,825)

						$(952,430)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$45,000	10/23/17	1.658%	CPI#	$ (809,146)
Barclays Bank PLC	28,000	10/23/19	1.873%	CPI#	(830,026)
Barclays Bank PLC	12,000	10/23/26	2.310%	CPI#	(1,052,098)
Barclays Bank PLC	10,000	10/23/29	2.388%	CPI#	(1,100,122)
Citibank, NA	25,380	12/14/20	1.548%	CPI#	165,295
Citibank, NA	28,000	10/23/21	2.039%	CPI#	(1,301,766)
Deutsche Bank AG	12,900	7/15/20	1.265%	CPI#	329,993
Deutsche Bank AG	10,000	9/04/25	1.818%	CPI#	(99,686)

					$ (4,697,556)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$11,000	7/11/22	0.745%	SIFMA*	$ 127,833
JPMorgan Chase Bank, NA	11,340	6/07/22	0.906%	SIFMA*	28,802

					$ 156,635

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

60	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Standard and Poor’s Midcap 400 Index	370	LIBOR Minus 0.22%	$ 820	3/15/17	$13,066

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of this security amounted to $1,088,230 or 0.1% of net assets.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $13,467,888 or 0.71% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Non-income producing security.
(h)	One contract relates to 1 share.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.8% and 0.1%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2016 Annual Report	61

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–67.1%
Long-Term Municipal Bonds–65.3%
California–56.2%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,163,680
Anaheim Public Financing Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/26	1,000	1,269,230
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 6/01/23–6/01/25	2,000	2,520,900
Bay Area Toll Authority Series 2014A 1.00%, 4/01/47	13,160	13,162,500
California Econ Recovery Series 2009A 5.00%, 7/01/17 (Pre-refunded/ETM)	2,115	2,181,411
5.00%, 7/01/19 (Pre-refunded/ETM)	6,530	7,263,907
5.00%, 7/01/20 (Pre-refunded/ETM)	6,015	6,691,026
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/27	2,000	2,510,620
California Infrastructure & Economic Development Bank Series 2016 5.00%, 10/01/22	11,970	14,645,175
California Infrastructure & Economic Development Bank (Broad Collection (The)) Series 2011A 5.00%, 6/01/21	3,000	3,555,000
California Municipal Finance Authority (Rocketship Education) Series 2015A 4.25%, 3/01/28(a)	985	1,032,960
California State Public Works Board Series 2010C-1 5.00%, 3/01/21 (Pre-refunded/ETM)	1,500	1,704,720
Series 2011G 5.00%, 12/01/23 (Pre-refunded/ETM)	3,215	3,848,869
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,399,450
Series 2014A 5.00%, 9/01/30	4,375	5,380,550

California State University Series 2011A 5.25%, 11/01/26	$2,035	$2,437,157
Series 2016A 5.00%, 11/01/25	1,000	1,296,810
California Statewide Communities Development Authority (Enloe Medical Center)
Series 2015 5.00%, 8/15/28	2,200	2,756,578
Central Coast Water Authority Series 2016 5.00%, 10/01/19	5,685	6,347,587
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,536,461
City & County of San Francisco CA COP Series 2015R 5.00%, 9/01/20–9/01/25	7,440	8,881,894
City of Hayward CA COP Series 2015 5.00%, 11/01/22	3,365	4,056,911
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,282,260
Series 2015A 5.00%, 5/15/21	3,000	3,501,060
NATL Series 1998A 6.00%, 5/15/18	3,305	3,570,061
City of Los Angeles Department of Airports (Los Angeles Intl Airport) 5.00%, 5/15/18	1,000	1,064,420
Series 2010A 5.00%, 5/15/25	1,500	1,711,980
Series 2010D 5.25%, 5/15/28	4,145	4,765,051
City of Oakland CA Series 2015A 5.00%, 1/15/22	1,380	1,655,986
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.00%, 9/01/31	360	390,726
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/24	5,385	6,427,051
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24	1,955	2,368,795
Series 2014B 5.00%, 3/01/26	2,360	2,905,254
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 3/01/23	3,500	4,337,095

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Corona-Norco Unified School District Series 2015 5.00%, 8/01/18	$1,000	$1,075,630
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,137,923
Fremont Community Facilities District No 1 Series 2015 5.00%, 9/01/28	1,505	1,751,444
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,720,391
Long Beach Unified School District Series 2016 5.00%, 8/01/24	4,175	5,323,876
Los Angeles Community College District/CA Series 2015A 5.00%, 8/01/25	1,950	2,479,951
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2013C 5.00%, 7/01/19	1,240	1,380,083
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,184,330
Series 2016B 5.00%, 7/01/27	1,000	1,290,900
Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	6,360	6,819,128
Series 2010KRY 5.25%, 7/01/25	160	184,891
Series 2014C 5.00%, 7/01/27	6,815	8,585,537
Los Angeles Unified School District/CA COP Series 2010B 5.00%, 12/01/16	635	639,274
AMBAC Series 2007 5.00%, 10/01/16	105	105,000
Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/25–8/01/26	2,335	2,984,905
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	7,283,854
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,661,655
Series 2016A 4.00%, 8/01/18(b)	2,755	2,903,054
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,568,579

Romoland School District Series 2015 5.00%, 9/01/23	$300	$354,801
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,779,816
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,458,960
San Diego County Water Authority Financing Corp. Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,710,817
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21 (Pre-refunded/ETM)	1,570	1,737,032
5.00%, 5/15/22 (Pre-refunded/ETM)	5,740	6,350,679
San Francisco Bay Area Rapid Transit District (San Francisco Bay Area Rapid Transit District Sales Tax) Series 2010 5.00%, 7/01/27	2,000	2,282,540
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	551,065
Series 2011 5.00%, 5/01/17	2,225	2,276,798
5.25%, 5/01/18	1,015	1,081,625
Series 2011G 5.00%, 5/01/24	2,470	2,893,556
Series 2012-2 5.00%, 5/01/27	1,270	1,521,777
Series 2016S 5.00%, 5/01/25–5/01/26	2,730	3,549,590
NATL Series 2006-32F 5.25%, 5/01/18	675	721,501
San Francisco Community College District Series 2015 5.00%, 6/15/22	5,000	6,045,750
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No 06-01) Series 2016 5.00%, 9/01/27	750	923,228
Simi Valley Unified School District Series 2017 5.00%, 8/01/20–8/01/22(b)	3,900	4,472,504
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,036,085

2016 Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	$5,190	$5,941,668
State of California Series 2011 5.00%, 10/01/20	1,500	1,735,965
Series 2013 5.00%, 10/01/19–2/01/21	7,185	8,153,402
Series 2015 5.00%, 8/01/22	1,840	2,233,190
NATL Series 2007 5.00%, 11/01/23	3,200	3,347,776
University of California Series 2010U 5.00%, 5/15/18	2,555	2,728,127
Series 2012G 5.00%, 5/15/23	7,400	9,002,100
Series 2013A 5.00%, 5/15/48	6,000	7,444,860
Series 2015A 5.00%, 5/15/21	4,000	4,725,160
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25	1,790	2,091,257
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	5,103,464
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,479,288

		311,437,921

Colorado–0.4%
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	690	788,463
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,276,672

		2,065,135

Florida–0.4%
Citizens Property Insurance Corp. Series 2011A-1 5.00%, 6/01/19	2,035	2,243,242
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/17	150	154,561

		2,397,803

Illinois–1.2%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	551,815

State of Illinois Series 2010 5.00%, 1/01/18	$160	$166,221
Series 2012 5.00%, 8/01/21–8/01/23	1,870	2,115,631
Series 2013A 5.00%, 4/01/20	1,415	1,541,883
Series 2014 5.00%, 5/01/25	2,165	2,453,183

		6,828,733

Massachusetts–0.5%
Commonwealth of Massachusetts NATL Series 2000E
0.54%, 12/01/30(c)	1,925	1,746,857
NATL Series 2000F
0.525%, 12/01/30(c)	1,250	1,134,320

		2,881,177

Michigan–1.1%
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/17	3,370	3,465,135
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,595,863

		6,060,998

New Jersey–1.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/20	1,350	1,486,917
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 12/15/19	5,000	5,500,950

		6,987,867

New York–2.7%
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/18(d)	12,935	13,705,926
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.225%, 1/01/39(c)	1,000	924,012

		14,629,938

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Puerto Rico–0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	$1,000	$1,017,610

Texas–0.6%
Central Texas Turnpike System Series 2015A 5.00%, 8/15/42	2,850	3,209,556

Washington–0.5%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,531,671

Wisconsin–0.2%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,135	1,312,026

Total Long-Term Municipal Bonds (cost $343,715,999)		361,360,435

Short-Term Municipal Notes–1.8%
California–1.8%
California Statewide Communities Development Authority (Irvine Apartment Communities LP) Series 2008W 1.00%, 9/15/29(e)	2,500	2,500,000
County of Los Angeles CA Series 2016 3.00%, 6/30/17	7,375	7,498,753

Total Short-Term Municipal Notes (cost $9,995,833)		9,998,753

Total Municipal Obligations (cost $353,711,832)		371,359,188

	Shares
INVESTMENT COMPANIES–16.6%
Funds and Investment Trusts–16.6%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(h)	1,456,746	9,294,041
SPDR S&P 500 ETF Trust	366,079	79,182,888
Vanguard Mid-Cap ETF	26,350	3,410,744

Total Investment Companies (cost $91,383,958)		91,887,673

GOVERNMENTS—TREASURIES–3.5%
United States–3.5%
U.S. Treasury Notes 1.25%, 3/31/21	$9,955	$10,007,104
1.375%, 1/31/21	4,000	4,043,752
1.625%, 11/30/20(d)	5,335	5,450,247

Total Governments—Treasuries (cost $19,327,526)		19,501,103

	Contracts
OPTIONS PURCHASED—CALLS–0.1%
Options on Indices–0.1%
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(f)(g)	17,100	149,211
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(f)(g)	16,600	144,848
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,240.00(f)(g)	21,100	264,752

Total Options Purchased—Calls (premiums paid $664,728)		558,811

	Shares
SHORT-TERM INVESTMENTS–13.5%
Investment Companies–10.8%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.28%(h)(i) (cost $59,625,294)	59,625,294	59,625,294

	Principal Amount (000)
U.S. Treasury Bills–2.7%
U.S. Treasury Bill
Zero Coupon, 10/06/16(j)	$10,200	10,199,701
Zero Coupon, 11/25/16	5,000	4,997,663

Total U.S. Treasury Bills (cost $15,197,364)		15,197,364

Total Short-Term Investments (cost $74,822,658)		74,822,658

Total Investments—100.8% (cost $539,910,702)		558,129,433

Other assets less liabilities—(0.8)%		(4,232,288)

Net Assets—100.0%		$553,897,145

2016 Annual Report	65

Schedule of Investments (continued)

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Index Futures	494	December 2016	$16,809,506	$16,614,742	$(194,764)
FTSE 100 Index Futures	143	December 2016	12,363,534	12,710,333	346,799
Mini MSCI EAFE Futures	154	December 2016	12,922,839	13,141,590	218,751
Mini MSCI Emerging Market Futures	519	December 2016	24,094,167	23,679,375	(414,792)
Russell 2000 Mini Futures	79	December 2016	9,688,229	9,861,570	173,341
S&P 500 E Mini Futures	226	December 2016	24,405,617	24,412,520	6,903
S&P Mid 400 E Mini Futures	6	December 2016	946,774	929,760	(17,014)
TOPIX Index Futures	41	December 2016	5,437,164	5,349,144	(88,020)

Sold Contracts
Hang Seng Index Futures	15	October 2016	2,258,857	2,254,235	4,622
S&P TSX 60 Index Futures	40	December 2016	5,209,900	5,214,833	(4,933)
SPI 200 Futures	34	December 2016	3,392,537	3,523,365	(130,828)
U.S. T-Note 10 Yr (CBT) Futures	272	December 2016	35,550,234	35,666,000	(115,766)

					$(215,701)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	3,890	EUR	3,447	11/16/16	$(9,870)
Barclays Bank PLC	USD	4,267	JPY	435,605	11/16/16	36,229
BNP Paribas SA	AUD	539	USD	406	11/16/16	(6,397)
BNP Paribas SA	JPY	129,549	USD	1,257	11/16/16	(22,691)
BNP Paribas SA	USD	187	EUR	167	11/16/16	1,121
BNP Paribas SA	USD	2,020	EUR	1,778	11/16/16	(18,750)
BNP Paribas SA	USD	5,394	GBP	4,055	11/16/16	(133,735)
Citibank, NA	AUD	1,035	USD	779	11/16/16	(11,813)
Citibank, NA	GBP	1,074	USD	1,404	11/16/16	9,748
Citibank, NA	JPY	435,605	USD	4,194	11/16/16	(109,623)
Citibank, NA	USD	1,010	EUR	902	11/16/16	5,394
Citibank, NA	USD	1,173	EUR	1,034	11/16/16	(9,504)
Credit Suisse International	EUR	4,132	USD	4,617	11/16/16	(33,641)
Credit Suisse International	USD	13,984	AUD	18,331	11/16/16	32,316
Credit Suisse International	USD	751	EUR	662	11/16/16	(6,193)
Goldman Sachs Bank USA	USD	2,064	CHF	2,015	11/16/16	15,146
Goldman Sachs Bank USA	USD	1,224	JPY	129,039	11/16/16	50,721
JPMorgan Chase Bank, NA	CAD	6,194	USD	4,735	11/16/16	12,386
JPMorgan Chase Bank, NA	CAD	8,858	USD	6,705	11/16/16	(48,665)
JPMorgan Chase Bank, NA	USD	960	AUD	1,280	11/16/16	19,012
Morgan Stanley & Co., Inc.	AUD	2,866	USD	2,159	11/16/16	(32,053)
Morgan Stanley & Co., Inc.	JPY	91,553	USD	891	11/16/16	(13,459)
Royal Bank of Canada	USD	751	EUR	662	11/16/16	(6,902)
State Street Bank & Trust Co.	AUD	1,292	USD	974	11/16/16	(13,496)
State Street Bank & Trust Co.	USD	861	CAD	1,133	11/16/16	2,717
State Street Bank & Trust Co.	USD	547	CAD	711	11/16/16	(4,465)

66	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	USD	2,208	CAD	2,896	11/16/16	$325
UBS AG	USD	211	EUR	189	11/16/16	1,206
UBS AG	USD	917	JPY	92,063	11/16/16	(7,193)

						$(302,129)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$15,000	10/23/17	1.658%	CPI#	$ (269,716)
Barclays Bank PLC	10,000	10/23/19	1.873%	CPI#	(296,438)
Barclays Bank PLC	5,000	10/23/26	2.310%	CPI#	(438,374)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(110,012)
Citibank, NA	7,280	12/14/20	1.548%	CPI#	47,413
Citibank, NA	6,400	10/23/21	2.039%	CPI#	(297,546)
Deutsche Bank AG	3,700	7/15/20	1.265%	CPI#	94,649
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	(39,874)

					$ (1,309,898)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$3,100	3/01/23	0.904%	SIFMA*	$ 16,408
JPMorgan Chase Bank, NA	5,000	10/14/22	1.194%	SIFMA*	(72,100)

					$ (55,692)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $1,821,423 or 0.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $3,805,189 or 0.69% of net assets.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(f)	Non-income producing security.
(g)	One contract relates to 1 share.
(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(j)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

2016 Annual Report	67

Schedule of Investments (continued)

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

68	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2016

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–65.7%
Long-Term Municipal Bonds–65.4%
Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	$1,000	$1,147,240

Arizona–0.6%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	2,936,736

Colorado–1.3%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,712,086
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22(a)	600	685,620
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 7/15/25	1,100	1,237,819

		5,635,525

District of Columbia–0.5%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,392,299

Florida–2.0%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	3,743,215
Citizens Property Insurance Corp. Series 2012A-1 5.00%, 6/01/21	2,840	3,317,347
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,777,135
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	181,997

		9,019,694

Illinois–1.8%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	476,567
Principal Amount (000)		U.S. $ Value

State of Illinois Series 2010 5.00%, 1/01/18	$160	$166,221
Series 2014 5.00%, 5/01/22–5/01/23	4,990	5,643,819
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,913,722

		8,200,329

Michigan–1.4%
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	6,104,924

New Jersey–2.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 6/15/21	4,555	5,116,404
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,705,249
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,279,904

		11,101,557

New York–53.1%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	3,555	3,999,886
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	1,000	1,138,690
Central Islip Union Free School District Series 2013 5.00%, 7/15/19	750	831,758
City of New York NY Series 2010B 5.00%, 8/01/19	1,275	1,417,316
Series 2010H-2 5.00%, 6/01/19	1,220	1,348,576
Series 2014A 5.00%, 8/01/28	1,285	1,583,750
Series 2014J 5.00%, 8/01/27	1,085	1,344,391
Series 2016E 5.00%, 8/01/19	4,485	4,985,616
City of Yonkers NY AGM Series 2015A 5.00%, 3/15/21	2,000	2,307,320
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,310,883

2016 Annual Report	69

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2014A 5.00%, 4/01/25	$4,775	$5,829,797
County of Westchester NY Series 2016A 5.00%, 1/01/21–1/01/23	10,435	12,552,847
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	814,793
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20(b)	450	449,703
Metropolitan Transportation Authority Series 2011C 5.00%, 11/15/25	6,505	7,709,075
Series 2012F 5.00%, 11/15/25	1,000	1,217,990
Series 2016B 5.00%, 11/15/27	2,590	3,300,774
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,739,134
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	12,008,449
Series 2016A 5.00%, 11/15/25	1,375	1,764,496
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/20	1,000	1,136,150
New York City Municipal Water Finance Authority Series 2010FF 5.00%, 6/15/25	500	571,770
Series 2011GG 5.00%, 6/15/26	8,070	9,497,906
Series 2015G 5.00%, 6/15/27	2,885	3,656,738
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	4,904,014
Series 2010I-2 5.00%, 11/01/19	2,000	2,242,720
Series 2011B 5.00%, 2/01/21	4,110	4,786,629
Series 2012D 5.00%, 11/01/22	1,220	1,485,911
Series 2012S 5.00%, 5/01/19 (Pre-refunded/ETM)	1,000	1,102,930
Series 2014B 5.00%, 11/01/26	4,000	5,001,800

Series 2014C 5.00%, 11/01/17 (Pre-refunded/ETM)	$2,360	$2,464,029
5.00%, 11/01/17	980	1,023,855
Series 2015C 4.00%, 11/01/17	2,885	2,983,350
5.00%, 11/01/28	2,145	2,680,242
New York State Dormitory Authority (Mount Sinai Hospitals Group, Inc.) Series 2010A 5.00%, 7/01/18	645	687,847
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,816,714
AGM Series 2015 5.00%, 10/01/22	2,725	3,286,677
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 3/15/21–3/15/23	8,885	10,611,611
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	4,909,855
Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,790,750
Series 2014A 5.00%, 2/15/18–2/15/28	3,060	3,597,506
Series 2014C 5.00%, 3/15/29	3,000	3,703,650
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/21	1,000	1,174,020
Series 2015A 5.00%, 7/01/18	3,440	3,680,903
New York State Dormitory Authority (State University of New York) Series 2012A 5.00%, 7/01/26	1,965	2,359,749
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 1.436%, 4/01/34(c)	3,225	3,123,174
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	2,005,755
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,854,035
Series 2012A 5.00%, 4/01/20	1,975	2,248,854

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

AMBAC Series 2005B 5.50%, 4/01/20	$2,400	$2,773,872
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,192,550
New York State Urban Development Corp. (State of New York Pers Income Tax)
Series 2010A 5.00%, 3/15/18	3,890	4,120,677
Series 2013C 5.00%, 3/15/20	1,970	2,239,004
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/26–8/01/31	4,170	4,587,674
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 1/01/22	1,755	2,061,388
Niagara Falls City School District Series 2016 5.00%, 6/15/18–6/15/19	3,855	4,192,995
Niagara Frontier Transportation Authority AGM Series 2004A2 1.026%, 4/01/24(c)	1,125	1,067,860
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/23	2,515	3,090,910
Series 2013-180 5.00%, 6/01/21	2,500	2,948,750
Series 2014 5.00%, 9/01/23–9/01/28	5,615	6,826,545
Series 2015E 5.00%, 10/15/23	1,000	1,226,640
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/18–10/15/25	5,740	6,933,463
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	200	200,328
State of New York Series 2011A 5.00%, 2/15/18	7,850	8,290,934
Town of Oyster Bay NY Series 2016C 4.00%, 6/01/18	1,550	1,559,657
Triborough Bridge & Tunnel Authority Series 2008C 5.00%, 11/15/16	5,000	5,023,500
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,727,171

Utility Debt Securitization Authority Series 2015 5.00%, 12/15/24	$1,500	$1,831,260
Series 2016A 5.00%, 6/15/27	2,450	3,130,414
Series 2016B 5.00%, 12/15/20	5,185	5,654,139

		238,724,119

Ohio–0.2%
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	585	588,112
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Corp.) Series 2016B 4.375%, 6/01/33	300	301,569

		889,681

Pennsylvania–1.1%
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	228,918
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 2/01/24	4,000	4,524,440

		4,753,358

Washington–0.6%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,660,709

Total Long-Term Municipal Bonds (cost $278,725,663)		293,566,171

Short-Term Municipal Notes–0.3%
New York–0.3%
New York State Housing Finance Agency (160 Madison Ave LLC) 0.88%, 11/01/46(d) (cost $1,500,000)	1,500	1,500,000

Total Municipal Obligations (cost $280,225,663)		295,066,171

2016 Annual Report	71

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–16.6%
Funds and Investment Trusts–16.6%
AB Pooling Portfolio–Multi-Asset Real Return Portfolio(g)	1,171,832	$7,476,285
SPDR S&P 500 ETF Trust	299,535	64,789,420
Vanguard Mid-Cap ETF	19,220	2,487,837

Total Investment Companies (cost $74,346,210)		74,753,542

Principal Amount (000)
GOVERNMENTS—TREASURIES–3.0%
United States–3.0%
U.S. Treasury Notes 1.25%, 3/31/21	$2,600	2,613,609
1.625%, 11/30/20(h)	10,510	10,737,037

Total Governments—Treasuries (cost $13,112,216)		13,350,646

Contracts
OPTIONS PURCHASED—CALLS–0.1%
Options on Indices–0.1%
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(e)(f)	13,700	119,543
Russell 2000 Index Expiration: Dec 2016, Exercise Price: $1,320.00(e)(f)	13,400	116,926
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,240.00(e)(f)	17,000	213,307

Total Options Purchased—Calls (premiums paid $534,904)		449,776

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–14.3%
Investment Companies–11.4%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.28%(g)(i) (cost $51,295,977)	51,295,977	$51,295,977

Principal Amount (000)
U.S. Treasury Bills–2.9%
U.S. Treasury Bill Zero Coupon, 10/06/16(j)	$8,000	7,999,699
Zero Coupon, 11/25/16	5,000	4,997,662

Total U.S. Treasury Bills (cost $12,997,361)		12,997,361

Total Short-Term Investments (cost $64,293,338)		64,293,338

Total Investments—99.7% (cost $432,512,331)		447,913,473

Other assets less liabilities—0.3%		1,234,749

Net Assets—100.0%		$449,148,222

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	387	December 2016	$13,178,509	$13,016,002	$(162,507)
FTSE 100 Index Futures	115	December 2016	9,942,702	10,221,596	278,894
Mini MSCI EAFE Futures	135	December 2016	11,328,463	11,520,225	191,762
Mini MSCI Emerging Market Futures	420	December 2016	19,489,529	19,162,500	(327,029)
Russell 2000 Mini Futures	64	December 2016	7,850,604	7,989,120	138,516
S&P 500 E Mini Futures	179	December 2016	19,330,881	19,335,580	4,699
S&P Mid 400 E Mini Futures	6	December 2016	946,774	929,760	(17,014)
TOPIX Index Futures	31	December 2016	4,111,027	4,044,475	(66,552)

Sold Contracts
Hang Seng Index Futures	12	October 2016	1,807,085	1,803,388	3,697
S&P TSX 60 Index Futures	32	December 2016	4,167,920	4,171,866	(3,946)

72	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
SPI 200 Futures	29	December 2016	$2,893,635	$3,005,223	$(111,588)
U.S. T-Note 10 Yr (CBT) Futures	220	December 2016	28,752,723	28,847,500	(94,777)

					$(165,845)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	3,183	EUR	2,821	11/16/16	$(8,076)
Barclays Bank PLC	USD	3,389	JPY	345,986	11/16/16	28,775
BNP Paribas SA	AUD	440	USD	331	11/16/16	(5,224)
BNP Paribas SA	JPY	434,637	USD	4,218	11/16/16	(76,127)
BNP Paribas SA	USD	112	EUR	100	11/16/16	672
BNP Paribas SA	USD	1,627	EUR	1,432	11/16/16	(15,105)
BNP Paribas SA	USD	4,790	GBP	3,601	11/16/16	(118,762)
Citibank, NA	AUD	845	USD	636	11/16/16	(9,646)
Citibank, NA	GBP	1,338	USD	1,748	11/16/16	12,141
Citibank, NA	USD	606	EUR	541	11/16/16	3,236
Citibank, NA	USD	945	EUR	833	11/16/16	(7,658)
Credit Suisse International	EUR	3,308	USD	3,696	11/16/16	(26,932)
Credit Suisse International	USD	11,327	AUD	14,847	11/16/16	26,175
Credit Suisse International	USD	605	EUR	533	11/16/16	(4,989)
Goldman Sachs Bank USA	USD	1,424	CHF	1,390	11/16/16	10,448
Goldman Sachs Bank USA	USD	947	JPY	99,862	11/16/16	39,252
JPMorgan Chase Bank, NA	CAD	4,506	USD	3,445	11/16/16	9,012
JPMorgan Chase Bank, NA	CAD	7,166	USD	5,424	11/16/16	(39,369)
JPMorgan Chase Bank, NA	USD	752	AUD	1,003	11/16/16	14,897
Morgan Stanley & Co., Inc.	AUD	2,340	USD	1,763	11/16/16	(26,175)
Morgan Stanley & Co., Inc.	JPY	83,842	USD	816	11/16/16	(12,325)
Royal Bank of Canada	USD	605	EUR	533	11/16/16	(5,560)
State Street Bank & Trust Co.	AUD	1,055	USD	796	11/16/16	(11,022)
State Street Bank & Trust Co.	JPY	12,866	USD	125	11/16/16	(2,329)
State Street Bank & Trust Co.	USD	695	CAD	915	11/16/16	2,194
UBS AG	USD	1,841	CAD	2,415	11/16/16	271
UBS AG	USD	127	EUR	113	11/16/16	723
UBS AG	USD	723	JPY	72,631	11/16/16	(5,675)

						$(227,178)

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$ 10,000	10/23/17	1.658%	CPI#	$ (179,810)
Barclays Bank PLC	6,000	10/23/19	1.873%	CPI#	(177,863)
Barclays Bank PLC	4,000	10/23/26	2.310%	CPI#	(350,699)
Barclays Bank PLC	1,000	10/23/29	2.388%	CPI#	(110,012)

2016 Annual Report	73

Schedule of Investments (continued)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$ 5,700	12/14/20	1.548%	CPI#	$ 37,123
Citibank, NA	3,800	10/23/21	2.039%	CPI#	(176,668)
Deutsche Bank AG	2,900	7/15/20	1.265%	CPI#	74,184
Deutsche Bank AG	4,000	9/04/25	1.818%	CPI#	(39,874)

					$ (923,619)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$ 5,450	6/07/22	0.906%	SIFMA*	$ 13,842

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Standard and Poor’s Midcap 400 Index	93	LIBOR Minus 0.22%	$206	3/15/17	$3,284

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the market value of this security amounted to $685,620 or 0.2% of net assets.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2014 4.75%, 1/01/20	11/13/14	$ 450,000	$449,703	0.10%

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2016 and the aggregate market value of these securities amounted to $4,191,034 or 0.93% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	One contract relates to 1 share.
(f)	Non-income producing security.
(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(j)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

74	Sanford C. Bernstein Fund, Inc.

As of September 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.5% and 0.0%, respectively.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2016 Annual Report	75

Statement of Assets and Liabilities—September 30, 2016

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$923,880,397	$2,078,969,847	$1,085,174,105
Affiliated issuers	1,104,665,672	2,080,028,360	155,092,845
Foreign currencies, at value (a)	6,799,574	13,903,511	1,893,342
Cash	670,000	1,268,189	26,355
Cash collateral due from broker	1,389,762	2,877,912	1,965,496
Due from custodian	41,866	78,842	28,800
Receivables:
Unaffiliated dividends and interest	967,722	2,202,949	5,530,947
Affiliated dividends	92,082	145,026	39,680
Foreign withholding tax reclaims	423,373	1,005,891	0
Investment securities sold	347,057	1,417,885	38,069,735
Capital shares sold	2,704,658	2,464,552	5,163,266
Margin due from broker on exchange-traded derivatives	1,588,468	2,299,911	319,621
Unrealized appreciation of forward currency exchange contracts	1,230,737	2,189,522	1,785,483
Unrealized appreciation of inflation swaps	0	0	16,559
Unrealized appreciation of total return swaps	0	0	6,886
Unrealized appreciation of credit default swaps	0	0	4,019
Upfront premium paid on credit default swaps	0	0	15,132

Total assets	2,044,801,368	4,188,852,397	1,295,132,271

LIABILITIES
Cash collateral due to broker	3,440,000	7,060,000	440,000
Options written, at value (premium received $0, $0 and $18,480, respectively)	0	0	883
Payables:
Investment securities purchased	1,072,148	653,404	73,738,142
Capital shares redeemed	919,364	2,202,611	925,443
Management fee	1,037,440	2,155,331	608,197
Shareholder servicing fee	266,969	521,313	118,903
Transfer Agent fee	11,607	17,034	11,459
Accrued expenses	198,578	227,892	225,010
Unrealized depreciation of forward currency exchange contracts	3,611,324	7,164,889	4,150,936
Unrealized depreciation of credit default swaps	0	0	119,643
Unrealized depreciation of total return swaps	0	0	60,489
Unrealized depreciation of inflation swaps	0	0	37,804
Upfront premium received on credit default swaps	0	0	316,952

Total liabilities	10,557,430	20,002,474	80,753,861

NET ASSETS	$2,034,243,938	$4,168,849,923	$1,214,378,410

Cost of investments
Unaffiliated issuers	$756,978,732	$1,655,704,986	$1,060,841,252
Affiliated issuers	1,063,951,516	1,982,242,700	158,202,113

(a) Cost: $6,804,207, $13,914,182 and $1,893,260, respectively. (Note 1)

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSETS CONSIST OF:
Capital stock, at par	$174,930	$338,613	$113,797
Additional paid-in capital	1,931,268,896	3,823,535,453	1,180,805,311
Undistributed net investment income	11,434,140	22,767,099	27,294,291
Accumulated net realized gain (loss) on investment and foreign currency transactions	(113,520,508)	(190,926,787)	(10,821,620)
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	207,262,508	518,107,471	19,349,546
Foreign currency denominated assets and liabilities	(2,376,028)	(4,971,926)	(2,362,915)

	$2,034,243,938	$4,168,849,923	$1,214,378,410

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,638,586,839	$3,183,118,397	$971,463,315
Shares of capital stock outstanding	140,975,956	258,737,774	91,078,217

Net asset value, offering and redemption price per share	$11.62	$12.30	$10.67

Class 2 Shares
Net Assets	$395,657,099	$985,731,526	$242,915,095
Shares of capital stock outstanding	33,954,109	79,874,929	22,718,887

Net asset value, offering and redemption price per share	$11.65	$12.34	$10.69

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2016 Annual Report	77

Statement of Assets and Liabilities—September 30, 2016 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,625,436,043	$489,210,098	$389,141,211
Affiliated issuers	268,679,152	68,919,335	58,772,262
Foreign currencies, at value (a)	2,439,293	692,378	537,843
Cash	0	27,382	0
Cash collateral due from broker	1,711	492	406
Due from custodian	43,091	15,483	13,640
Receivables:
Unaffiliated dividends and interest	15,862,885	4,740,056	3,827,800
Affiliated dividends	85,105	23,836	18,941
Capital shares sold	2,245,368	401,520	10,475
Margin due from broker on exchange-traded derivatives	2,452,532	693,306	568,261
Unrealized appreciation of forward currency exchange contracts	629,360	186,321	147,796
Unrealized appreciation of inflation swaps	495,288	142,062	111,307
Unrealized appreciation of interest rate swaps	156,635	16,408	13,842
Unrealized appreciation of total return swaps	13,066	0	3,284

Total assets	1,918,539,529	565,068,677	453,167,068

LIABILITIES
Cash collateral due to broker	1,470,000	0	0
Due to custodian	0	0	1,421,377
Payables:
Investment securities purchased	1,209,090	7,365,627	0
Capital shares redeemed	1,002,584	785,670	236,943
Management fee	942,255	274,368	221,741
Shareholder servicing fee	158,165	42,923	44,237
Transfer Agent fee	12,503	3,108	4,079
Terminated inflation swaps	1,675,667	533,167	533,167
Accrued expenses	191,038	154,159	147,402
Unrealized depreciation of inflation swaps	5,192,844	1,451,960	1,034,926
Unrealized depreciation of forward currency exchange contracts	1,581,790	488,450	374,974
Unrealized depreciation of interest rate swaps	0	72,100	0

Total liabilities	13,435,936	11,171,532	4,018,846

NET ASSETS	$1,905,103,593	$553,897,145	$449,148,222

Cost of investments
Unaffiliated issuers	$1,555,013,981	$471,085,408	$373,816,354
Affiliated issuers	268,353,395	68,825,294	58,695,977

NET ASSETS CONSIST OF:
Capital stock, at par	$171,462	$50,232	$40,842
Additional paid-in capital	1,799,617,016	529,204,730	427,554,126
Undistributed net investment income	23,816,540	4,382,723	3,834,501
Accumulated net realized gain on investment and foreign currency transactions	16,903,082	3,924,401	3,617,326
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	65,548,683	16,637,440	14,328,804
Foreign currency denominated assets and liabilities	(953,190)	(302,381)	(227,377)

	$1,905,103,593	$553,897,145	$449,148,222

(a) Cost: $2,440,053, $692,630 and $538,042, respectively. (Note 1)

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,284,948,075	$349,357,791	$360,981,398
Shares of capital stock outstanding	115,711,781	31,697,828	32,838,253

Net asset value, offering and redemption price per share	$11.10	$11.02	$10.99

Class 2 Shares
Net Assets	$620,155,518	$204,539,354	$88,166,824
Shares of capital stock outstanding	55,749,794	18,533,787	8,003,709

Net asset value, offering and redemption price per share	$11.12	$11.04	$11.02

See Notes to Financial Statements.

2016 Annual Report	79

Statement of Operations—for the year ended September 30, 2016

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$0	$0	$19,803,323
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $205,822, $432,840 and $0, respectively)	18,280,681	41,082,636	2,141,322
Affiliated issuers	5,623,517	10,494,385	1,885,491
Other income (a)	41,866	78,842	28,800

Total income	23,946,064	51,655,863	23,858,936

Expenses:
Management fee (see Note 2A)	17,674,050	36,800,798	7,584,365
Shareholder servicing fee (see Note 2B)	3,165,173	6,266,999	1,398,863
Custodian fee	317,430	367,969	356,131
Transfer Agent fee—Class 1	70,723	98,766	69,113
Transfer Agent fee—Class 2	17,066	30,124	17,352
Printing fees	28,857	38,833	26,826
Legal fees	52,376	122,125	35,879
Registration fees	50,271	61,077	52,148
Auditing and tax fees	149,430	138,062	118,532
Directors’ fees and expenses	66,129	138,027	39,331
Miscellaneous	103,880	153,006	91,621

Total expenses	21,695,385	44,215,786	9,790,161
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(2,821,235)	(5,722,955)	(165,184)

Net expenses	18,874,150	38,492,831	9,624,977

Net investment income	5,071,914	13,163,032	14,233,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	(1,575,388)	63,089,967	43,639
Affiliated Underlying Portfolios	(44,771,240)	(91,224,487)	(8,716,116)
Futures	(80,772,885)	(193,229,342)	(5,597,231)
Options written	5,427,315	11,325,392	1,473,517
Swaptions written	0	0	32,175
Swaps	14,871,073	30,531,892	17,584,373
Foreign currency transactions	9,055,400	18,494,062	988,354

Net realized gain (loss) on investment and foreign currency transactions	(97,765,725)	(161,012,516)	5,808,711

(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

(b) Net of foreign capital gains taxes of $42,576, $44,416 and $8,380, respectively.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
Net change in unrealized appreciation/depreciation of:
Investments (c)	$72,142,352	$102,003,161	$40,245,293
Affiliated Underlying Portfolios	85,841,281	168,662,376	8,527,226
Futures	(1,441,941)	(12,355,752)	532,886
Options written	0	0	17,597
Swaptions written	0	0	2,807
Swaps	215,651	491,217	2,879,422
Foreign currency denominated assets and liabilities	(4,496,740)	(9,249,570)	(4,471,924)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	152,260,603	249,551,432	47,733,307

Net realized and unrealized gain on investment and foreign currency transactions	54,494,878	88,538,916	53,542,018

Contributions from affiliates (see Note 2A)	0	71,965	0

Net increase in net assets resulting from operations	$59,566,792	$101,773,913	$67,775,977

(c) Net of decrease in accrued foreign capital gains taxes of $93,500, $187,273 and $0, respectively.

See Notes to Financial Statements.

2016 Annual Report	81

Statement of Operations—for the year ended September 30, 2016 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$33,096,686	$8,772,271	$7,459,709
Dividends
Unaffiliated issuers	2,927,923	830,907	681,829
Affiliated issuers	1,230,653	339,161	303,854
Other income (a)	43,091	15,483	13,640

Total income	37,298,353	9,957,822	8,459,032

Expenses:
Management fee (see Note 2A)	11,975,570	3,432,955	2,817,728
Shareholder servicing fee (see Note 2B)	1,884,997	513,476	532,189
Custodian fee	222,820	146,060	135,416
Transfer Agent fee—Class 1	47,990	14,558	18,153
Transfer Agent fee—Class 2	22,372	7,907	4,019
Printing fees	21,572	6,387	6,743
Legal fees	53,765	14,045	12,563
Registration fees	68,129	33,776	33,760
Auditing and tax fees	107,982	107,542	107,506
Directors’ fees and expenses	61,970	17,761	14,549
Miscellaneous	108,443	90,297	70,910

Total expenses	14,575,610	4,384,764	3,753,536
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(341,220)	(92,798)	(77,099)

Net expenses	14,234,390	4,291,966	3,676,437

Net investment income	23,063,963	5,665,856	4,782,595

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	96,176	(1,980,634)	(599,904)
Futures	(8,800,867)	(2,434,940)	(1,754,766)
Options written	1,913,709	545,440	459,988
Swaps	30,414,318	8,809,354	7,017,934
Foreign currency transactions	3,464,886	1,023,502	849,605

Net realized gain on investment and foreign currency transactions	27,088,222	5,962,722	5,972,857

Net change in unrealized appreciation/depreciation of:
Investments	23,417,912	8,029,900	6,718,526
Affiliated Underlying Portfolios	325,757	94,041	76,285
Futures	(1,629,866)	(433,775)	(387,607)
Swaps	6,464,425	1,831,555	1,567,136
Foreign currency denominated assets and liabilities	(1,472,875)	(401,865)	(306,499)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	27,105,353	9,119,856	7,667,841

Net realized and unrealized gain on investment and foreign currency transactions	54,193,575	15,082,578	13,640,698

Net increase in net assets resulting from operations	$77,257,538	$20,748,434	$18,423,293

(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$5,071,914	$6,984,265	$13,163,032	$16,403,368
Net realized gain (loss) on investment and foreign currency transactions	(97,765,725)	80,248,737	(161,012,516)	160,795,381
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	152,260,603	(139,708,725)	249,551,432	(277,751,154)
Contributions from affiliates (see Note 2A)	0	0	71,965	0

Net increase (decrease) in net assets resulting from operations	59,566,792	(52,475,723)	101,773,913	(100,552,405)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(8,740,112)	(25,094,068)	(15,564,977)	(25,653,629)
Distributions from net realized gain on investment transactions (a)	(76,454,063)	(79,040,487)	(154,691,263)	(198,699,775)

Total dividends and distributions to shareholders	(85,194,175)	(104,134,555)	(170,256,240)	(224,353,404)

Capital-share transactions
Net proceeds from sales of shares	306,422,014	302,218,603	547,166,021	626,042,646
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	84,221,324	101,474,955	164,271,972	215,618,009

Total proceeds from shares sold	390,643,338	403,693,558	711,437,993	841,660,655
Cost of shares redeemed	(211,943,464)	(246,644,806)	(452,256,440)	(451,764,234)

Net increase in net assets from capital-share transactions	178,699,874	157,048,752	259,181,553	389,896,421

Net increase in net assets	153,072,491	438,474	190,699,226	64,990,612

NET ASSETS:
Beginning of period	1,881,171,447	1,880,732,973	3,978,150,697	3,913,160,085

End of period (b)	$2,034,243,938	$1,881,171,447	$4,168,849,923	$3,978,150,697

(b) Includes undistributed net investment income of:	$11,434,140	$8,581,843	$22,767,099	$15,425,554

(a) See page 86 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2016 Annual Report	83

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$14,233,959	$9,704,940	$23,063,963	$23,729,736
Net realized gain (loss) on investment and foreign currency transactions	5,808,711	7,375,187	27,088,222	(7,027,361)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	47,733,307	(32,536,952)	27,105,353	(28,772,211)

Net increase (decrease) in net assets resulting from operations	67,775,977	(15,456,825)	77,257,538	(12,069,836)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	0	(28,880,753)	(24,024,139)	(14,445,162)
Distributions from net realized gain on investment transactions (a)	(16,365,405)	(19,595,757)	(3,054,395)	(20,891,047)

Total dividends and distributions to shareholders	(16,365,405)	(48,476,510)	(27,078,534)	(35,336,209)

Capital-share transactions
Net proceeds from sales of shares	207,750,214	255,708,720	321,291,975	263,280,624
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	16,278,045	43,900,596	21,966,687	31,928,110

Total proceeds from shares sold	224,028,259	299,609,316	343,258,662	295,208,734
Cost of shares redeemed	(188,863,979)	(226,923,726)	(251,632,927)	(289,757,904)

Net increase in net assets from capital-share transactions	35,164,280	72,685,590	91,625,735	5,450,830

Net increase (decrease) in net assets	86,574,852	8,752,255	141,804,739	(41,955,215)

NET ASSETS:
Beginning of period	1,127,803,558	1,119,051,303	1,763,298,854	1,805,254,069

End of period (b)	$1,214,378,410	$1,127,803,558	$1,905,103,593	$1,763,298,854

(b) Includes undistributed net investment income of:	$27,294,291	$1,520,397	$23,816,540	$23,649,698

(a) See page 86 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$5,665,856	$5,959,548	$4,782,595	$5,016,208
Net realized gain (loss) on investment and foreign currency transactions	5,962,722	(16,310)	5,972,857	(1,174,375)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,119,856	(9,544,494)	7,667,841	(6,948,884)

Net increase (decrease) in net assets resulting from operations	20,748,434	(3,601,256)	18,423,293	(3,107,051)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(7,410,180)	(3,072,687)	(6,175,099)	(2,983,073)
Distributions from net realized gain on investment transactions (a)	(2,164,205)	(6,717,788)	(1,140,321)	(5,101,878)

Total dividends and distributions to shareholders	(9,574,385)	(9,790,475)	(7,315,420)	(8,084,951)

Capital-share transactions
Net proceeds from sales of shares	98,944,953	63,326,329	79,602,410	65,419,703
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,100,611	9,125,976	6,147,013	7,453,875

Total proceeds from shares sold	107,045,564	72,452,305	85,749,423	72,873,578
Cost of shares redeemed	(69,773,667)	(59,566,456)	(51,736,360)	(56,388,659)

Net increase in net assets from capital-share transactions	37,271,897	12,885,849	34,013,063	16,484,919

Net increase (decrease) in net assets	48,445,946	(505,882)	45,120,936	5,292,917

NET ASSETS:
Beginning of period	505,451,199	505,957,081	404,027,286	398,734,369

End of period (b)	$553,897,145	$505,451,199	$449,148,222	$404,027,286

(b) Includes undistributed net investment income of:	$4,382,723	$5,709,637	$3,834,501	$4,900,975

(a) See page 86 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2016 Annual Report	85

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(6,476,175)	$(19,710,005)	$(10,814,969)	$(18,117,057)
Class 2	(2,263,937)	(5,384,063)	(4,750,008)	(7,536,572)

	$(8,740,112)	$(25,094,068)	$(15,564,977)	$(25,653,629)

Distributions from net realized gain on investment transactions
Class 1	$(61,956,276)	$(63,464,529)	$(118,640,494)	$(153,220,462)
Class 2	(14,497,787)	(15,575,958)	(36,050,769)	(45,479,313)

	$(76,454,063)	$(79,040,487)	$(154,691,263)	$(198,699,775)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$0	$(24,144,624)	$(15,806,299)	$(9,608,983)
Class 2	0	(4,736,129)	(8,217,840)	(4,836,179)

	$0	$(28,880,753)	$(24,024,139)	$(14,445,162)

Distributions from net realized gain on investment transactions
Class 1	$(13,122,695)	$(16,489,615)	$(2,101,453)	$(14,500,041)
Class 2	(3,242,710)	(3,106,142)	(952,942)	(6,391,006)

	$(16,365,405)	$(19,595,757)	$(3,054,395)	$(20,891,047)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(4,659,106)	$(1,858,725)	$(5,049,589)	$(2,497,170)
Class 2	(2,751,074)	(1,213,962)	(1,125,510)	(485,903)

	$(7,410,180)	$(3,072,687)	$(6,175,099)	$(2,983,073)

Distributions from net realized gain on investment transactions
Class 1	$(1,423,531)	$(4,339,974)	$(952,208)	$(4,362,415)
Class 2	(740,674)	(2,377,814)	(188,113)	(739,463)

	$(2,164,205)	$(6,717,788)	$(1,140,321)	$(5,101,878)

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.80		$12.88	$11.91	$10.37	$10.94

Income from investment operations:
Investment income, net†	0.03	^ (a)	0.04	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31		(0.43)	1.05	1.55	0.36
Contributions from Affiliates	0		0	0	0.00 (b)	0

Total from investment operations	0.34		(0.39)	1.14	1.62	0.41

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.16)	(0.17)	(0.08)	(0.11)
Distributions from net realized gain on investment transactions	(0.47)		(0.53)	0	0	(0.87)

Total dividends and distributions	(0.52)		(0.69)	(0.17)	(0.08)	(0.98)

Net asset value, end of period	$11.62		$11.80	$12.88	$11.91	$10.37

Total return# (c)	2.84%	^	(3.02)%	9.58%	15.69%	4.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,638,587		$1,536,828	$1,513,474	$1,358,991	$1,218,127
Average net assets (000 omitted)	$1,582,586		$1,598,329	$1,462,653	$1,276,696	$1,215,244
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.00%	(e)	1.15% +	1.15%	1.15%	1.16%
Expenses, before waivers/reimbursements (d)	1.14%	(e)	1.15% +	1.15%	1.15%	1.16%
Net investment income	0.22%	^ (a)	0.31% +	0.68%	0.65%	0.47%
Portfolio turnover rate	71%		91%	104%	165%	99%

See Footnote Summary on page 99.

See Notes to Financial Statements.

2016 Annual Report	87

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$11.83		$12.90	$11.94	$10.39	$10.96

Income from investment operations:
Investment income, net†	0.05	^ (a)	0.06	0.11	0.10	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31		(0.42)	1.05	1.55	0.36
Contributions from affiliates	0		0	0	0.00 (b)	0

Total from investment operations	0.36		(0.36)	1.16	1.65	0.43

Less dividends and distributions:
Dividends from net investment income	(0.07)		(0.18)	(0.20)	(0.10)	(0.13)
Distributions from net realized gain on investment transactions	(0.47)		(0.53)	0	0	(0.87)

Total dividends and distributions	(0.54)		(0.71)	(0.20)	(0.10)	(1.00)

Net asset value, end of period	$11.65		$11.83	$12.90	$11.94	$10.39

Total return# (c)	3.14%	^	(2.78)%	9.82%	15.99%	4.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$395,657		$344,343	$367,259	$313,421	$238,054
Average net assets (000 omitted)	$381,197		$390,069	$352,881	$259,853	$238,644
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	0.80%	(e)	0.95% +	0.95%	0.95%	0.96%
Expenses, before waivers/reimbursements (d)	0.94%	(e)	0.95% +	0.95%	0.95%	0.96%
Net investment income	0.42%	^ (a)	0.51% +	0.88%	0.86%	0.66%
Portfolio turnover rate	71%		91%	104%	165%	99%

See Footnote Summary on page 99.

See Notes to Financial Statements.

88	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.52		$13.64	$12.40	$10.57	$10.75

Income from investment operations:
Investment income, net†	0.03	^ (a)	0.05	0.08	0.05	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27		(0.41)	1.24	1.82	0.21
Contributions from Affiliates	0.00	(b)	0	0	0.00 (b)	0

Total from investment operations	0.30		(0.36)	1.32	1.87	0.25

Less dividends and distributions:
Dividends from net investment income	(0.04)		(0.08)	(0.08)	(0.04)	(0.02)
Distributions from net realized gain on investment transactions	(0.48)		(0.68)	0	0	(0.41)

Total dividends and distributions	(0.52)		(0.76)	(0.08)	(0.04)	(0.43)

Net asset value, end of period	$12.30		$12.52	$13.64	$12.40	$10.57

Total return# (c)	2.37%	^	(2.60)%	10.63%	17.74%	2.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,183,118		$3,057,052	$3,003,685	$2,609,140	$2,183,824
Average net assets (000 omitted)	$3,133,499		$3,177,411	$2,867,927	$2,355,106	$2,171,291
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	0.99%	(e)	1.13% +	1.13%	1.13%	1.14%
Expenses, before waivers/reimbursements (d)	1.13%	(e)	1.13% +	1.13%	1.13%	1.14%
Net investment income	0.28%	^ (a)	0.35% +	0.58%	0.48%	0.42%
Portfolio turnover rate	71%		91%	102%	150%	86%

See Footnote Summary on page 99.

See Notes to Financial Statements.

2016 Annual Report	89

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$12.55		$13.68	$12.43	$10.60	$10.78

Income from investment operations:
Investment income, net†	0.06	^ (a)	0.07	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27		(0.40)	1.25	1.81	0.20
Contributions from affiliates	0.00	(b)	0	0	0.00 (b)	0

Total from investment operations	0.33		(0.33)	1.35	1.89	0.27

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.12)	(0.10)	(0.06)	(0.04)
Distributions from net realized gain on investment transactions	(0.48)		(0.68)	0	0	(0.41)

Total dividends and distributions	(0.54)		(0.80)	(0.10)	(0.06)	(0.45)

Net asset value, end of period	$12.34		$12.55	$13.68	$12.43	$10.60

Total return# (c)	2.61%	^	(2.42)%	10.88%	17.94%	2.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$985,732		$921,095	$909,475	$792,791	$648,996
Average net assets (000 omitted)	$955,478		$949,274	$861,528	$701,320	$653,109
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	0.79%	(e)	0.93% +	0.93%	0.93%	0.94%
Expenses, before waivers/reimbursements (d)	0.93%	(e)	0.93% +	0.93%	0.93%	0.94%
Net investment income	0.48%	^ (a)	0.55% +	0.78%	0.68%	0.62%
Portfolio turnover rate	71%		91%	102%	150%	86%

See Footnote Summary on page 99.

See Notes to Financial Statements.

90	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.22		$10.84	$11.13	$10.98	$10.75

Income from investment operations:
Investment income, net†	0.12	^ (a)	0.09	0.09	0.06	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48		(0.22)	0.57	0.41	0.50
Contributions from Affiliates	0		0	0	0.00 (b)	0

Total from investment operations	0.60		(0.13)	0.66	0.47	0.57

Less dividends and distributions:
Dividends from net investment income	0		(0.29)	(0.30)	(0.14)	(0.25)
Distributions from net realized gain on investment transactions	(0.15)		(0.20)	(0.65)	(0.18)	(0.09)

Total dividends and distributions	(0.15)		(0.49)	(0.95)	(0.32)	(0.34)

Net asset value, end of period	$10.67		$10.22	$10.84	$11.13	$10.98

Total return# (c)	5.83%	^	(1.20)%	6.37%	4.40%	5.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$971,463		$900,438	$918,955	$845,566	$861,886
Average net assets (000 omitted)	$932,575		$911,500	$880,703	$859,978	$841,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.85%		0.87% +	0.86%	0.86%	0.87%
Expenses, before waivers/reimbursements	0.87%		0.87% +	0.86%	0.86%	0.87%
Net investment income	1.19%	^ (a)	0.84% +	0.83%	0.53%	0.68%
Portfolio turnover rate	105%		226%	93%	138%	111%

See Footnote Summary on page 99.

See Notes to Financial Statements.

2016 Annual Report	91

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

				CLASS 2
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.23		$10.85	$11.13	$10.99	$10.76

Income from investment operations:
Investment income, net†	0.14	^ (a)	0.11	0.10	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47		(0.23)	0.59	0.41	0.49
Contributions from affiliates	0		0	0	0.00 (b)	0

Total from investment operations	0.61		(0.12)	0.69	0.48	0.58

Less dividends and distributions:
Dividends from net investment income	0		(0.30)	(0.32)	(0.16)	(0.26)
Distributions from net realized gain on investment transactions	(0.15)		(0.20)	(0.65)	(0.18)	(0.09)

Total dividends and distributions	(0.15)		(0.50)	(0.97)	(0.34)	(0.35)

Net asset value, end of period	$10.69		$10.23	$10.85	$11.13	$10.99

Total return# (c)	5.92%	^	(1.08)%	6.64%	4.55%	5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$242,915		$227,368	$200,096	$187,416	$201,385
Average net assets (000 omitted)	$234,250		$199,315	$195,463	$184,611	$178,148
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%		0.72% +	0.71%	0.71%	0.72%
Expenses, before waivers/reimbursements	0.72%		0.72% +	0.71%	0.71%	0.72%
Net investment income	1.34%	^ (a)	1.03% +	0.98%	0.67%	0.82%
Portfolio turnover rate	105%		226%	93%	138%	111%

See Footnote Summary on page 99.

See Notes to Financial Statements.

92	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

				CLASS 1
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.81		$11.11	$11.37	$11.01	$10.55

Income from investment operations:
Investment income, net†	0.13	^ (a)	0.14	0.13	0.12	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32		(0.22)	0.55	0.42	0.49

Total from investment operations	0.45		(0.08)	0.68	0.54	0.59

Less dividends and distributions:
Dividends from net investment income	(0.14)		(0.09)	(0.19)	(0.11)	(0.08)
Distributions from net realized gain on investment transactions	(0.02)		(0.13)	(0.75)	(0.07)	(0.05)

Total dividends and distributions	(0.16)		(0.22)	(0.94)	(0.18)	(0.13)

Net asset value, end of period	$11.10		$10.81	$11.11	$11.37	$11.01

Total return# (c)	4.19%	^	(0.69)%	6.24%	4.96%	5.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,284,948		$1,216,063	$1,239,990	$1,147,060	$1,143,322
Average net assets (000 omitted)	$1,256,664		$1,234,170	$1,197,761	$1,138,909	$1,117,359
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.82%		0.84% +	0.84%	0.84%	0.84%
Expenses, before waivers/reimbursements	0.84%		0.84% +	0.84%	0.84%	0.84%
Net investment income	1.20%	^ (a)	1.29% +	1.14%	1.07%	0.91%
Portfolio turnover rate	41%		39%	21%	67%	21%

See Footnote Summary on page 99.

See Notes to Financial Statements.

2016 Annual Report	93

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.83		$11.13	$11.40	$11.03	$10.57

Income from investment operations:
Investment income, net†	0.15	^ (a)	0.16	0.14	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32		(0.22)	0.55	0.42	0.48

Total from investment operations	0.47		(0.06)	0.69	0.56	0.60

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.11)	(0.21)	(0.12)	(0.09)
Distributions from net realized gain on investment transactions	(0.02)		(0.13)	(0.75)	(0.07)	(0.05)

Total dividends and distributions	(0.18)		(0.24)	(0.96)	(0.19)	(0.14)

Net asset value, end of period	$11.12		$10.83	$11.13	$11.40	$11.03

Total return# (c)	4.38%	^	(0.58)%	6.35%	5.17%	5.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$620,156		$547,236	$565,264	$503,579	$568,815
Average net assets (000 omitted)	$585,731		$546,048	$525,543	$520,827	$558,652
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.67%		0.69% +	0.69%	0.69%	0.69%
Expenses, before waivers/reimbursements	0.69%		0.69% +	0.69%	0.69%	0.69%
Net investment income	1.35%	^ (a)	1.44% +	1.30%	1.22%	1.06%
Portfolio turnover rate	41%		39%	21%	67%	21%

See Footnote Summary on page 99.

See Notes to Financial Statements.

94	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.80		$11.09	$11.33	$10.98	$10.50

Income from investment operations:
Investment income, net†	0.11	^ (a)	0.12	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31		(0.20)	0.58	0.41	0.50

Total from investment operations	0.42		(0.08)	0.67	0.50	0.59

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.06)	(0.15)	(0.09)	(0.07)
Distributions from net realized gain on investment transactions	(0.05)		(0.15)	(0.76)	(0.06)	(0.04)

Total dividends and distributions	(0.20)		(0.21)	(0.91)	(0.15)	(0.11)

Net asset value, end of period	$11.02		$10.80	$11.09	$11.33	$10.98

Total return# (c)	3.94%	^	(0.72)%	6.25%	4.65%	5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$349,358		$331,496	$328,626	$291,548	$272,315
Average net assets (000 omitted)	$342,317		$335,669	$312,283	$283,838	$262,729
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.87%		0.88% +	0.88%	0.88%	0.89%
Expenses, before waivers/reimbursements	0.88%		0.88% +	0.88%	0.88%	0.89%
Net investment income	1.02%	^ (a)	1.10% +	0.83%	0.81%	0.83%
Portfolio turnover rate	33%		42%	29%	82%	19%

See Footnote Summary on page 99.

See Notes to Financial Statements.

2016 Annual Report	95

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.82		$11.11	$11.35	$10.99	$10.51

Income from investment operations:
Investment income, net†	0.13	^ (a)	0.14	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.31		(0.21)	0.58	0.42	0.50

Total from investment operations	0.44		(0.07)	0.69	0.53	0.61

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.07)	(0.17)	(0.11)	(0.09)
Distributions from net realized gain on investment transactions	(0.05)		(0.15)	(0.76)	(0.06)	(0.04)

Total dividends and distributions	(0.22)		(0.22)	(0.93)	(0.17)	(0.13)

Net asset value, end of period	$11.04		$10.82	$11.11	$11.35	$10.99

Total return# (c)	4.13%	^	(0.61)%	6.44%	4.86%	5.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$204,539		$173,955	$177,331	$186,108	$160,947
Average net assets (000 omitted)	$185,830		$180,717	$186,833	$174,348	$162,199
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.72%		0.73% +	0.73%	0.73%	0.74%
Expenses, before waivers/reimbursements	0.73%		0.73% +	0.73%	0.73%	0.74%
Net investment income	1.17%	^ (a)	1.25% +	0.97%	0.95%	0.98%
Portfolio turnover rate	33%		42%	29%	82%	19%

See Footnote Summary on page 99.

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.72		$11.03	$11.25	$10.91	$10.47

Income from investment operations:
Investment income, net†	0.12	^ (a)	0.13	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.34		(0.22)	0.58	0.41	0.48

Total from investment operations	0.46		(0.09)	0.69	0.50	0.56

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.08)	(0.16)	(0.08)	(0.07)
Distributions from net realized gain on investment transactions	(0.03)		(0.14)	(0.75)	(0.08)	(0.05)

Total dividends and distributions	(0.19)		(0.22)	(0.91)	(0.16)	(0.12)

Net asset value, end of period	$10.99		$10.72	$11.03	$11.25	$10.91

Total return# (c)	4.21%	^	(0.77)%	6.51%	4.67%	5.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$360,981		$340,002	$337,663	$311,105	$314,941
Average net assets (000 omitted)	$354,792		$343,951	$323,433	$308,859	$309,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%		0.89% +	0.90%	0.89%	0.89%
Expenses, before waivers/reimbursements	0.89%		0.89% +	0.90%	0.89%	0.89%
Net investment income	1.08%	^ (a)	1.22% +	1.03%	0.85%	0.75%
Portfolio turnover rate	39%		41%	31%	72%	29%
See Footnote Summary on page 99.

See Notes to Financial Statements.

2016 Annual Report	97

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/16		YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Net asset value, beginning of period	$10.75		$11.05	$11.28	$10.93	$10.49

Income from investment operations:
Investment income, net†	0.13	^ (a)	0.15	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.35		(0.21)	0.57	0.42	0.47

Total from investment operations	0.48		(0.06)	0.70	0.53	0.57

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.10)	(0.18)	(0.10)	(0.08)
Distributions from net realized gain on investment transactions	(0.03)		(0.14)	(0.75)	(0.08)	(0.05)

Total dividends and distributions	(0.21)		(0.24)	(0.93)	(0.18)	(0.13)

Net asset value, end of period	$11.02		$10.75	$11.05	$11.28	$10.93

Total return# (c)	4.49%	^	(0.57)%	6.62%	4.87%	5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$88,167		$64,025	$61,071	$56,146	$61,587
Average net assets (000 omitted)	$78,704		$60,880	$60,453	$58,420	$57,931
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%		0.74% +	0.75%	0.74%	0.74%
Expenses, before waivers/reimbursements	0.74%		0.74% +	0.75%	0.74%	0.74%
Net investment income	1.23%	^ (a)	1.37% +	1.17%	1.00%	0.90%
Portfolio turnover rate	39%		41%	31%	72%	29%

See Footnote Summary on page 99.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

†	Based on average shares outstanding.
^	For the year ended September 30, 2016, the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay B	0.0003	0.002%	0.002%
Tax Aware Overlay C	0.0003	0.003%	0.003%
Tax Aware Overlay N	0.0003	0.003%	0.003%

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Net of fees waived/reimbursed by the Adviser.
(b)	Amount is less than $0.005.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The expense ratios presented below exclude interest expense:

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	1.15%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	1.15%	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	.95%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	.95%	N/A	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	N/A	N/A	1.13%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	1.13%	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	N/A	N/A	.93%	N/A	N/A
Expenses, before waivers/reimbursements	N/A	N/A	.93%	N/A	N/A

(e)	Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds including interest expense were as follows:

YEAR ENDED 9/30/16
Overlay A Portfolio	0.14%
Tax-Aware Overlay A Portfolio	0.14%

See Notes to Financial Statements.

2016 Annual Report	99

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 17 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B, Class C and Class Z
Tax-Managed International	Tax-Managed International Class*, Class A, Class B, Class C and Class Z
Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class
California Municipal	Municipal Class*, Class A, Class C and Advisor Class
Diversified Municipal	Municipal Class*, Class A, Class B, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. Effective June 26, 2015, Diversified Municipal Portfolio commenced offering of Advisor Class Shares. Effective January 15, 2016, International, Tax-Managed International and Emerging Markets Portfolios commenced offering of Class Z Shares. Effective July 25, 2016, New York Municipal and California Municipal Portfolios commenced offering of Advisor Class Shares. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

100	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

2016 Annual Report	101

Notes to Financial Statements (continued)

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

102	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2016:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$244,509,145	$0	$0	$244,509,145
Financials	125,042,917	0	0	125,042,917
Health Care	120,685,461	0	0	120,685,461
Consumer Discretionary	111,311,305	0	0	111,311,305
Consumer Staples	96,267,684	8	0	96,267,692
Industrials	79,829,878	0	0	79,829,878
Energy	68,604,663	0	0	68,604,663
Utilities	37,757,819	0	0	37,757,819
Telecommunication Services	20,944,183	0	0	20,944,183
Materials	7,858,252	0	0	7,858,252
Real Estate	1,558,580	0	37,084	1,595,664
Investment Companies	682,130,766	0	0	682,130,766
Options Purchased—Calls	0	5,473,569	0	5,473,569
Short-Term Investments:
Investment Companies	422,534,906	0	0	422,534,906
U.S. Treasury Bills	0	3,999,849	0	3,999,849
Total Investments in Securities	2,019,035,559	9,473,426	37,084	2,028,546,069
Other Financial Instruments (a):
Assets:
Futures	2,535,760	2,531,020	0	5,066,780	(b)
Forward Currency Exchange Contracts	0	1,230,737	0	1,230,737
Centrally Cleared Credit Default Swaps	0	215,651	0	215,651	(b)
Liabilities:
Futures	(2,024,286)	(3,611,458)	0	(5,635,744	)(b)
Forward Currency Exchange Contracts	0	(3,611,324)	0	(3,611,324)
Total (c)	$2,019,547,033	$6,228,052	$37,084	$2,025,812,169

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$538,213,093	$0	$0	$538,213,093
Health Care	288,053,749	0	0	288,053,749
Financials	277,542,232	0	0	277,542,232
Consumer Discretionary	261,996,322	0	0	261,996,322
Consumer Staples	210,923,041	8	0	210,923,049
Industrials	181,326,570	0	0	181,326,570
Energy	154,396,070	0	0	154,396,070
Utilities	81,412,141	0	0	81,412,141
Telecommunication Services	37,477,803	0	0	37,477,803
Materials	31,215,553	0	0	31,215,553
Real Estate	3,594,123	0	76,712	3,670,835

2016 Annual Report	103

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investment Companies	$1,420,388,125	$0	$0	$1,420,388,125
Options Purchased—Calls	0	11,242,990	0	11,242,990
Short-Term Investments:
Investment Companies	659,640,235	0	0	659,640,235
U.S. Treasury Bills	0	1,499,440	0	1,499,440
Total Investments in Securities	4,146,179,057	12,742,438	76,712	4,158,998,207
Other Financial Instruments (a):
Assets:
Futures	2,014,913	5,244,772	0	7,259,685	(b)
Forward Currency Exchange Contracts	0	2,189,522	0	2,189,522
Centrally Cleared Credit Default Swaps	0	491,217	0	491,217	(b)
Liabilities:
Futures	(3,363,576)	(7,330,376)	0	(10,693,952	)(b)
Forward Currency Exchange Contracts	0	(7,164,889)	0	(7,164,889)
Total (c)	$4,144,830,394	$6,172,684	$76,712	$4,151,079,790

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investment Companies	$230,178,788	$0	$0	$230,178,788
Governments—Treasuries	0	191,716,553	0	191,716,553
Corporates—Investment Grade	0	181,026,449	0	181,026,449
Inflation-Linked Securities	0	143,749,869	0	143,749,869
Mortgage Pass-Throughs	0	62,825,692	0	62,825,692
Asset-Backed Securities	0	52,717,121	3,576,399	56,293,520
Commercial Mortgage-Backed Securities	0	30,872,097	18,066,415	48,938,512
Collateralized Mortgage Obligations	0	46,687,069	626,943	47,314,012
Corporates—Non-Investment Grade	0	31,437,469	0	31,437,469
Governments—Sovereign Agencies	0	22,860,013	0	22,860,013
Agencies	0	15,958,776	0	15,958,776
Emerging Markets—Treasuries	0	15,475,387	0	15,475,387
Covered Bonds	0	10,380,890	0	10,380,890
Quasi-Sovereigns	0	5,123,575	0	5,123,575
Emerging Markets—Corporate Bonds	0	2,276,805	0	2,276,805
Local Governments—Provincial Bonds	0	2,172,856	0	2,172,856
Emerging Markets—Sovereigns	0	1,930,846	0	1,930,846
Options Purchased—Calls	0	1,217,276	0	1,217,276
Governments—Sovereign Bonds	0	879,329	0	879,329
Local Governments—Regional Bonds	0	713,002	0	713,002
Options Purchased—Puts	0	9,523	0	9,523
Short-Term Investments:
Investment Companies	94,808,561	0	0	94,808,561
Certificates of Deposit	0	8,971,247	0	8,971,247
Agency Discount Notes	0	15,729,721	0	15,729,721
Commercial Paper	0	3,542,745	0	3,542,745
Governments—Treasuries	0	44,735,534	0	44,735,534
Total Investments in Securities	324,987,349	893,009,844	22,269,757	1,240,266,950

104	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments (a):
Assets:
Futures	$1,123,702	$764,395	$0	$1,888,097	(b)
Forward Currency Exchange Contracts	0	1,785,483	0	1,785,483
Centrally Cleared Credit Default Swaps	0	238,334	0	238,334	(b)
Centrally Cleared Interest Rate Swaps	0	1,152,344	0	1,152,344	(b)
Credit Default Swaps	0	4,019	0	4,019
Inflation (CPI) Swaps	0	16,559	0	16,559
Total Return Swaps	0	6,886	0	6,886
Liabilities:
Futures	(2,879,074)	(959,500)	0	(3,838,574	)(b)
Forward Currency Exchange Contracts	0	(4,150,936)	0	(4,150,936)
Put Options Written	0	(883)	0	(883)
Centrally Cleared Interest Rate Swaps	0	(1,141,365)	0	(1,141,365	)(b)
Credit Default Swaps	0	(119,643)	0	(119,643)
Inflation (CPI) Swaps	0	(37,804)	0	(37,804)
Total Return Swaps	0	(60,489)	0	(60,489)
Total (d)	$323,231,977	$890,507,244	$22,269,757	$1,236,008,978

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,207,077,184	$38,448,954	$1,245,526,138
Investment Companies	319,593,471	0	0	319,593,471
Governments—Treasuries	0	66,389,024	0	66,389,024
Options Purchased—Calls	0	1,926,140	0	1,926,140
Corporates—Investment Grade	0	1,440,654	0	1,440,654
Short-Term Investments:
Investment Companies	236,753,395	0	0	236,753,395
U.S. Treasury Bills	0	22,486,373	0	22,486,373
Total Investments in Securities	556,346,866	1,299,319,375	38,448,954	1,894,115,195
Other Financial Instruments (a):
Assets:
Futures	1,473,763	1,185,568	0	2,659,331	(b)
Forward Currency Exchange Contracts	0	629,360	0	629,360
Inflation (CPI) Swaps	0	495,288	0	495,288
Interest Rate Swaps	0	156,635	0	156,635
Total Return Swaps	0	13,066	0	13,066
Liabilities:
Futures	(1,870,928)	(1,459,684)	0	(3,330,612	)(b)
Forward Currency Exchange Contracts	0	(1,581,790)	0	(1,581,790)
Inflation (CPI) Swaps	0	(5,192,844)	0	(5,192,844)
Total (d)	$555,949,701	$1,293,564,974	$38,448,954	$1,887,963,629

2016 Annual Report	105

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$356,118,813	$5,241,622	$361,360,435
Short-Term Municipal Notes	0	9,998,753	0	9,998,753
Investment Companies	91,887,673	0	0	91,887,673
Governments—Treasuries	0	19,501,103	0	19,501,103
Options Purchased—Calls	0	558,811	0	558,811
Short-Term Investments:
Investment Companies	59,625,294	0	0	59,625,294
U.S. Treasury Bills	0	15,197,364	0	15,197,364
Total Investments in Securities	151,512,967	401,374,844	5,241,622	558,129,433
Other Financial Instruments (a):
Assets:
Futures	398,995	351,421	0	750,416	(b)
Forward Currency Exchange Contracts	0	186,321	0	186,321
Inflation (CPI) Swaps	0	142,062	0	142,062
Interest Rate Swaps	0	16,408	0	16,408
Liabilities:
Futures	(552,505)	(413,612)	0	(966,117	)(b)
Forward Currency Exchange Contracts	0	(488,450)	0	(488,450)
Inflation (CPI) Swaps	0	(1,451,960)	0	(1,451,960)
Interest Rate Swaps	0	(72,100)	0	(72,100)
Total (d)	$151,359,457	$399,644,934	$5,241,622	$556,246,013

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$288,407,162	$5,159,009	$293,566,171
Short-Term Municipal Notes	0	1,500,000	0	1,500,000
Investment Companies	74,753,542	0	0	74,753,542
Governments—Treasuries	0	13,350,646	0	13,350,646
Options Purchased—Calls	0	449,776	0	449,776
Short-Term Investments:
Investment Companies	51,295,977	0	0	51,295,977
U.S. Treasury Bills	0	12,997,361	0	12,997,361
Total Investments in Securities	126,049,519	316,704,945	5,159,009	447,913,473
Other Financial Instruments (a):
Assets:
Futures	334,977	282,591	0	617,568	(b)
Forward Currency Exchange Contracts	0	147,796	0	147,796
Inflation (CPI) Swaps	0	111,307	0	111,307
Interest Rate Swaps	0	13,842	0	13,842
Total Return Swaps	0	3,284	0	3,284

106	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(442,766)	$(340,647)	$0	$(783,413	)(b)
Forward Currency Exchange Contracts	0	(374,974)	0	(374,974)
Inflation (CPI) Swaps	0	(1,034,926)	0	(1,034,926)
Total (e)	$125,941,730	$315,513,218	$5,159,009	$446,613,957

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

(e)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$34,440	$34,440
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	2,644	2,644
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$37,084	$37,084

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$2,644	$2,644

TAX-AWARE OVERLAY A PORTFOLIO	COMMON STOCKS	TOTAL
Balance as of 9/30/15	$71,244	$71,244
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	5,468	5,468
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$76,712	$76,712

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$5,468	$5,468

2016 Annual Report	107

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET- BACKED SECURITIES		COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/15	$7,880,940		$13,123,806	$27,399,021
Accrued discounts/(premiums)	29		(26,743)	3,112
Realized gain (loss)	710		(63,657)	49,021
Change in unrealized appreciation/depreciation	34,390		(256,818)	56,655
Purchases/Payups	2,667,617		6,653,409	462,949
Sales/Paydowns	(1,911,058)		(2,190,462)	(2,873,934)
Transfers in to Level 3	0		826,880	0
Transfers out of Level 3	(5,096,229)		0	(24,469,881)

Balance as of 9/30/16	$3,576,399		$18,066,415	$626,943

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$34,674		$(256,818)	$4,922

	TOTAL
Balance as of 9/30/15	$48,403,767
Accrued discounts/(premiums)	(23,602)
Realized gain (loss)	(13,926)
Change in unrealized appreciation/depreciation	(165,773)
Purchases/Payups	9,783,975
Sales/Paydowns	(6,975,454)
Transfers in to Level 3	826,880	(b)
Transfers out of Level 3	(29,566,110	)(c)

Balance as of 9/30/16	$22,269,757

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$(217,222)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS		TOTAL
Balance as of 9/30/15	$23,170,391		$23,170,391
Accrued discounts/(premiums)	(236,356)		(236,356)
Realized gain (loss)	0		0
Change in unrealized appreciation/depreciation	1,002,279		1,002,279
Purchases	9,812,849		9,812,849
Sales	0		0
Transfers in to Level 3	4,699,791		4,699,791
Transfers out of Level 3	0		0

Balance as of 9/30/16	$38,448,954		$38,448,954 (d)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$1,002,279		$1,002,279

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS		TOTAL
Balance as of 9/30/15	$6,511,077		$6,511,077
Accrued discounts/(premiums)	(28,379)		(28,379)
Realized gain (loss)	69		69
Change in unrealized appreciation/depreciation	258,279		258,279
Purchases	1,261,129		1,261,129

108	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Sales	$(15,000)	$(15,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	(2,745,553)	(2,745,553)

Balance as of 9/30/16	$5,241,622	$5,241,622 (d)

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$258,279	$258,279

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/15	$5,547,010	$5,547,010
Accrued discounts/(premiums)	(107,087)	(107,087)
Realized gain (loss)	(1,082)	(1,082)
Change in unrealized appreciation/depreciation	32,296	32,296
Purchases	1,567,872	1,567,872
Sales	(1,880,000)	(1,880,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/16	$5,159,009	$5,159,009

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16 (a)	$33,273	$33,273

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were deminimis transfers under 1% of net assets from Level 2 to Level 3 during the reporting period.

(c)	An amount of $29,566,110 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

(d)	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

2016 Annual Report	109

Notes to Financial Statements (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2016, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

110	Sanford C. Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax and paydown gains (losses), the tax treatment of passive foreign investment companies (PFICs) and swaps, the redesignation of dividends, the tax treatment of partnerships and Treasury inflation-protected securities, contributions from adviser, the tax treatment of swap clearing fees, and the utilization of earnings and profits distributed to shareholders on redemption of shares—are reflected as adjustments to the components of capital as of September 30, 2016, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A	$4,677,564	$6,520,495	$(11,198,059)
Tax-Aware Overlay A	10,923,543	9,743,490	(20,667,033)
Overlay B	0	11,539,935	(11,539,935)
Tax-Aware Overlay B	0	1,127,018	(1,127,018)
Tax-Aware Overlay C	0	417,410	(417,410)
Tax-Aware Overlay N	0	326,030	(326,030)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and

2016 Annual Report	111

Notes to Financial Statements (continued)

expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of implied acquired fund fees and expenses relating to investment companies managed by the Adviser, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 31, 2017 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2016, there was no such reimbursement.

Pursuant to an acquired fund fee and expense waiver agreement for certain Overlay Portfolios, the Adviser has agreed to waive its fees and reimburse the Portfolio expenses in an amount equal to the Overlay Portfolio’s share of all fees and expenses of certain other investment companies managed by the Adviser in which the Overlay Portfolio may invest. This agreement expires on January 4, 2018. For the year ended September 30, 2016, such waivers amounted to $2,477,485 and $5,133,822 for Overlay A and Tax-Aware Overlay A Portfolios, respectively. During the year ended September 30, 2016, the Adviser reimbursed the Tax Aware Overlay A Portfolio $71,965 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

112	Sanford C. Bernstein Fund, Inc.

D.	Investments in Affiliated Issuers

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual advisory fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser will waive its advisory fee from the Portfolios in an amount equal to Government Money Market Portfolio’s effective advisory fee. For the year ended September 30, 2016, such waiver amounted to:

PORTFOLIO	AMOUNT
Overlay A	$343,750
Tax-Aware Overlay A	589,133
Overlay B	165,184
Tax-Aware Overlay B	341,220
Tax-Aware Overlay C	92,798
Tax-Aware Overlay N	77,099

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2016 is as follows:

PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/16 (000)	DIVIDEND INCOME (000)
Overlay A	$549,773	$894,372	$1,021,610	$422,535	$1,660
Tax-Aware Overlay A	1,107,496	1,820,309	2,268,165	659,640	3,114
Overlay B	234,308	495,198	634,697	94,809	697
Tax-Aware Overlay B	399,442	875,635	1,038,324	236,753	1,231
Tax-Aware Overlay C	109,992	275,418	325,785	59,625	339
Tax-Aware Overlay N	87,326	226,932	262,962	51,296	304

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2016 is as follows:

AB POOLING PORTFOLIO—AB MULTI-ASSET REAL RETURN PORTFOLIO
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$123,056	$173,760	$65,100	$(44,771)	$39,140	$226,085	$3,964	$0
Tax-Aware Overlay A	229,114	410,395	166,400	(91,224)	70,238	452,123	7,380	0
Overlay B	36,884	36,489	12,900	(8,716)	8,527	60,284	1,188	0
Tax-Aware Overlay B	0	31,600	0	0	325	31,925	0	0
Tax-Aware Overlay C	0	9,200	0	0	94	9,294	0	0
Tax-Aware Overlay N	0	7,400	0	0	76	7,476	0	0

2016 Annual Report	113

Notes to Financial Statements (continued)

BERNSTEIN FUND, INC.—INTERNATIONAL SMALL CAP PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$70,780	$0	$0	$10,999	$81,779	$0	$0
Tax-Aware Overlay A	0	149,191	0	0	23,183	172,374	0	0

BERNSTEIN FUND, INC.—INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$124,667	$0	$0	$10,474	$135,141	$0	$0
Tax-Aware Overlay A	0	264,210	0	0	22,198	286,408	0	0

BERNSTEIN FUND, INC.—SMALL CAP CORE PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$36,948	$0	$0	$1,953	$38,901	$0	$0
Tax-Aware Overlay A	0	83,462	0	0	4,412	87,874	0	0

SANFORD C. BERNSTEIN FUND, INC.—AB EMERGING MARKETS PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$31,850	$0	$0	$7,636	$39,486	$0	$0
Tax-Aware Overlay A	0	67,136	0	0	16,095	83,231	0	0

SANFORD C BERNSTEIN FUND, INC.—AB INTERNATIONAL PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Overlay A	$0	$145,100	$0	$0	$15,639	$160,739	$0	$0

SANFORD C. BERNSTEIN FUND, INC.—AB TAX-MANAGED INTERNATIONAL PORTFOLIO—CLASS Z
							DISTRIBUTIONS
PORTFOLIO	MARKET VALUE 9/30/15 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/16 (000)	INCOME (000)	REALIZED GAINS (000)
Tax-Aware Overlay A	$0	$305,842	$0	$0	$32,536	$338,378	$0	$0

114	Sanford C. Bernstein Fund, Inc.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended September 30, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

PORTFOLIO	PURCHASES	SALES
Overlay A	$0	$206,492,201
Tax-Aware Overlay A	0	432,811,615

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2016 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$1,116,776	$0	$0
Tax-Aware Overlay A	2,375,416	37	0
Overlay B	194,130	0	0
Tax-Aware Overlay B	198,056	0	0
Tax-Aware Overlay C	57,385	0	0
Tax-Aware Overlay N	47,340	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2016, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$1,151,619,343	$0	$992,318,701	$0
Tax-Aware Overlay A	2,521,899,919	0	2,148,978,936	0
Overlay B	562,435,858	589,278,383	361,961,850	595,522,488
Tax-Aware Overlay B	749,339,986	110,543,723	535,566,656	44,659,735
Tax-Aware Overlay C	206,456,981	26,359,967	123,150,124	7,142,734
Tax-Aware Overlay N	193,126,692	18,853,188	118,654,421	5,778,058

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$1,822,092,471	$226,587,885	$(20,134,287)	$206,453,598
Tax-Aware Overlay A	3,638,478,294	551,826,632	(31,306,719)	520,519,913
Overlay B	1,220,182,734	31,091,030	(11,006,814)	20,084,216
Tax-Aware Overlay B	1,823,367,376	71,783,869	(1,036,050)	70,747,819
Tax-Aware Overlay C	539,910,702	18,505,091	(286,360)	18,218,731
Tax-Aware Overlay N	432,512,331	15,584,320	(183,178)	15,401,142

2016 Annual Report	115

Notes to Financial Statements (continued)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2016, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

116	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2016, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At September 30, 2016, the Overlay B Portfolio had the maximum payments for written put options amounted to $4,400,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended September 30, 2016, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2016, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

During the year ended September 30, 2016, the Portfolios held purchased options for hedging and non-hedging purposes.

For the year ended September 30, 2016, the Portfolios had the following transactions in written options:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Overlay A
Options written outstanding as of 9/30/15	0	$0
Options written	552,000	14,732,515
Options expired	(119,200)	(5,842,803)
Options bought back	(432,800)	(8,889,712)
Options exercised	0	0

Options written outstanding as of 9/30/16	0	$0

2016 Annual Report	117

Notes to Financial Statements (continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Tax-Aware Overlay A
Options written outstanding as of 9/30/15	0	$0
Options written	1,160,400	30,922,492
Options expired	(248,900)	(12,200,282)
Options bought back	(911,500)	(18,722,210)
Options exercised	0	0

Options written outstanding as of 9/30/16	0	$0

Overlay B
Options written outstanding as of 9/30/15	0	$0
Options written	413,365,433	3,757,874
Options expired	(35,496,042)	(1,584,174)
Options bought back	(100,300)	(2,031,254)
Options exercised	(377,766,891)	(123,966)

Options written outstanding as of 9/30/16	2,200	$18,480

	NOTIONAL AMOUNT	PREMIUMS RECEIVED
Swaptions written outstanding as of 9/30/15	3,250,000	$33,784
Swaptions written	0	0
Swaptions expired	0	0
Swaptions bought back	(3,250,000)	(33,784)
Swaptions exercised	0	0

Swaptions written outstanding as of 9/30/16	0	$0

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Tax-Aware Overlay B
Options written outstanding as of 9/30/15	0	$0
Options written	198,400	5,274,009
Options expired	(42,100)	(2,063,607)
Options bought back	(156,300)	(3,210,402)
Options exercised	0	0

Options written outstanding as of 9/30/16	0	$0

Tax-Aware Overlay C
Options written outstanding as of 9/30/15	0	$0
Options written	56,700	1,506,340
Options expired	(12,000)	(588,202)
Options bought back	(44,700)	(918,138)
Options exercised	0	0

Options written outstanding as of 9/30/16	0	$0

118	Sanford C. Bernstein Fund, Inc.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Tax-Aware Overlay N
Options written outstanding as of 9/30/15	0	$0
Options written	46,800	1,248,888
Options expired	(10,100)	(495,070)
Options bought back	(36,700)	(753,818)
Options exercised	0	0

Options written outstanding as of 9/30/16	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight-line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2016 Annual Report	119

Notes to Financial Statements (continued)

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2016, the Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2016, the Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2016, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2016, the Portfolios held credit default swaps for hedging and non-hedging purposes.

120	Sanford C. Bernstein Fund, Inc.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2016, the Portfolios held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,317,457	*	Receivable/Payable for variation margin on exchange-traded derivatives	$233,808	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	215,651	*

2016 Annual Report	121

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$3,749,323	*	Receivable/Payable for variation margin on exchange-traded derivatives	$5,401,936	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,230,737		Unrealized depreciation on forward currency exchange contracts	3,611,324
Equity contracts	Investments in securities at value	5,473,569
Total		$11,986,737			$9,247,068

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$10,277,488	$3,080,554
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(91,050,373)	(4,522,495)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	7,311,065	(4,555,561)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,750,024)	(1,037,746)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	5,427,315	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(183,391)	0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,503,533	215,651
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,550,931	0
Total		$(55,913,456)	$(6,819,597)

122	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,370,851	*	Receivable/Payable for variation margin on exchange-traded derivatives	$7,238	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	491,217	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	5,888,834	*	Receivable/Payable for variation margin on exchange-traded derivatives	10,686,714	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,189,522		Unrealized depreciation on forward currency exchange contracts	7,164,889
Equity contracts	Investments in securities at value	11,242,990
Total		$21,183,414			$17,858,841

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$15,801,949	$558,140
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(209,031,291)	(12,913,892)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	15,273,547	(9,462,644)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,919,625)	(2,131,504)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	11,325,392	0

2016 Annual Report	123

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(373,152)	$0
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	15,421,601	491,217
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	15,483,443	0
Total		$(142,018,136)	$(23,458,683)

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,875,265	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,099,542	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	238,334	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,165,176	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,880,397	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,785,483		Unrealized depreciation on forward currency exchange contracts	4,150,936
Equity contracts	Investments in securities at value	1,226,799
Equity contracts				Investments in securities at value	883
Interest rate contracts	Unrealized appreciation on inflation swaps	16,559		Unrealized depreciation on inflation swaps	37,804
Credit contracts	Unrealized appreciation on credit default swaps	4,019		Unrealized depreciation on credit default swaps	119,643
Equity contracts	Unrealized appreciation on total return swaps	6,886		Unrealized depreciation on total return swaps	60,489
Total		$6,318,521			$9,349,694

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

124	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$312,134	$492,361
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(5,909,365)	40,525
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(513,683)	(4,387,644)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(206,760)	0
Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(12,870)	12,983
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(588,244)	(274,501)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	264,074	0
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,209,443	17,597
Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	32,175	2,807
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,048,814)	796,976
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,775,310	(82,044)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	16,857,877	2,164,490
Total		$12,171,277	$(1,216,450)

2016 Annual Report	125

Notes to Financial Statements (continued)

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$399,412	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,659,331	*	Receivable/Payable for variation margin on exchange-traded derivatives	2,931,200	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	629,360		Unrealized depreciation on forward currency exchange contracts	1,581,790
Equity contracts	Investments in securities at value	1,926,140
Interest rate contracts	Unrealized appreciation on inflation swaps	495,288		Unrealized depreciation on inflation swaps	5,192,844
Interest rate contracts	Unrealized appreciation on interest rate swaps	156,635
Equity contracts	Unrealized appreciation on total return swaps	13,066
Total		$5,879,820			$10,105,246

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,895,504)	$(364,331)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(5,905,363)	(1,265,535)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,117,794	(1,472,115)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(985,359)	(365,148)

126	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,913,709	$0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,358,441)	3,755,304
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,596,318	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	31,176,441	2,709,121
Total		$25,659,595	$2,997,296

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$115,766	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$750,416	*	Receivable/Payable for variation margin on exchange-traded derivatives	850,351	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	186,321		Unrealized depreciation on forward currency exchange contracts	488,450
Equity contracts	Investments in securities at value	558,811
Interest rate contracts	Unrealized appreciation on inflation swaps	142,062		Unrealized depreciation on inflation swaps	1,451,960
Interest rate contracts	Unrealized appreciation on interest rate swaps	16,408		Unrealized depreciation on interest rate swaps	72,100
Total		$1,654,018			$2,978,627

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2016 Annual Report	127

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(801,708)	$(117,254)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,633,232)	(316,521)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	805,929	(401,613)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(274,856)	(105,917)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	545,440	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(972,952)	1,061,345
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	744,958	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,037,348	770,210
Total		$7,450,927	$890,250

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$94,777	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$617,568	*	Receivable/Payable for variation margin on exchange-traded derivatives	688,636	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	147,796		Unrealized depreciation on forward currency exchange contracts	374,974

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Investments in securities at value	$449,776
Interest rate contracts	Unrealized appreciation on inflation swaps	111,307	Unrealized depreciation on inflation swaps	$1,034,926
Interest rate contracts	Unrealized appreciation on interest rate swaps	13,842
Equity contracts	Unrealized appreciation on total return swaps	3,284
Total		$1,343,573		$2,193,313

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(488,502)	$(95,193)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,266,264)	(292,414)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	675,716	(306,300)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(227,015)	(85,128)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	459,988	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(941,821)	956,085
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	616,083	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,343,672	611,051
Total		$6,171,857	$788,101

2016 Annual Report	129

Notes to Financial Statements (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2016

OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$546,463,350
Average original value of sale contracts	$387,906,454

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$295,240,759
Average principal amount of sale contracts	$329,609,641

Purchased Options:
Average monthly cost	$14,978,859	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$218,207,237	(a)

Total Return Swaps:
Average notional amount	$87,881,846	(b)
(a) Positions were open for six months during the year.
(b) Positions were open for two months during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$882,318,030
Average original value of sale contracts	$722,310,732

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$622,671,133
Average principal amount of sale contracts	$687,983,867

Purchased Options:
Average monthly cost	$31,511,973	(a)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$465,072,063	(b)

Total Return Swaps:
Average notional amount	$178,451,861	(c)
(a) Positions were open for seven months during the year.
(b) Positions were open for six months during the year.
(c) Positions were open for two months during the year.

130	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$386,100,870
Average original value of sale contracts	$333,300,503

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$125,320,384
Average principal amount of sale contracts	$283,307,292

Purchased Options:
Average monthly cost	$2,843,011	(a)

Inflation Swaps:
Average notional amount	$19,385,385

Centrally Cleared Interest Rate Swaps:
Average notional amount	$167,082,684

Credit Default Swaps:
Average notional amount of buy contracts	$1,573,000
Average notional amount of sale contracts	$1,380,000	(b)

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$22,204,026

Total Return Swaps:
Average notional amount	$105,005,990
(a) Positions were open for ten months during the year.
(b) Positions were open for eleven months during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$246,127,500
Average original value of sale contracts	$75,493,531

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$116,595,832
Average principal amount of sale contracts	$76,367,979

Purchased Options:
Average monthly cost	$5,367,611	(a)

Interest Rate Swaps:
Average notional amount	$31,773,636	(b)

Inflation Swaps:
Average notional amount	$183,538,462

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$75,655,000	(c)

Total Return Swaps:
Average notional amount	$166,784,252
(a) Positions were open for seven months during the year.
(b) Positions were open for eleven months during the year.
(c) Positions were open for four months during the year.

2016 Annual Report	131

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$70,596,741
Average original value of sale contracts	$21,719,992

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$33,381,181
Average principal amount of sale contracts	$21,824,854

Purchased Options:
Average monthly cost (a)	$1,545,825	(a)

Interest Rate Swaps:
Average notional amount	$9,641,667

Inflation Swaps:
Average notional amount	$56,476,923

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$21,745,000	(b)

Total Return Swaps:
Average notional amount	$52,057,535	(c)
(a) Positions were open for seven months during the year.
(b) Positions were open for four months during the year.
(c) Positions were open for eleven months during the year.

TAX-AWARE OVERLAY N PORTFOLIO
Futures:
Average original value of buy contracts	$60,637,900
Average original value of sale contracts	$17,028,200

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,807,012
Average principal amount of sale contracts	$18,085,007

Purchased Options:
Average monthly cost	$1,275,419	(a)

Interest Rate Swaps:
Average notional amount	$9,390,909	(b)

Inflation Swaps:
Average notional amount	$41,984,615

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$18,010,000

Total Return Swaps:
Average notional amount	$38,982,960
(a) Positions were open for five months during the year.
(b) Positions were open for eleven months during the year.

132	Sanford C. Bernstein Fund, Inc.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2016:

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$105,755	$0	$0	$0	$105,755
Goldman Sachs & Co.**	1,482,713	0	0	0	1,482,713

Total	$1,588,468	$0	$0	$0	$1,588,468

OTC Derivatives:
Bank of America, NA	$32,683	$0	$0	$0	$32,683
Barclays Bank PLC	205,349	(97,751)	0	0	107,598
Citibank, NA	40,429	(40,429)	0	0	0
Credit Suisse International	2,927,705	(136,165)	0	(2,150,562)	640,978
Goldman Sachs Bank USA	320,311	(5,793)	0	0	314,518
JPMorgan Chase Bank, NA	279,278	(279,278)	0	0	0
Morgan Stanley & Co., Inc./ Morgan Stanley & Co. International PLC	2,886,494	(611,811)	(2,274,683)	0	0
State Street Bank & Trust Co.	11,468	(11,468)	0	0	0
UBS AG	589	0	0	0	589

Total	$6,704,306	$(1,182,695)	$(2,274,683)	$(2,150,562)	$1,096,366^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$97,751	$(97,751)	$0	$0	$0
BNP Paribas SA	1,564,071	0	0	0	1,564,071
Citibank, NA	394,023	(40,429)	0	0	353,594
Credit Suisse International	136,165	(136,165)	0	0	0
Goldman Sachs Bank USA	5,793	(5,793)	0	0	0
JPMorgan Chase Bank, NA	576,430	(279,278)	0	0	297,152
Morgan Stanley & Co., Inc./ Morgan Stanley & Co. International PLC	611,811	(611,811)	0	0	0
Royal Bank of Canada	66,259	0	0	0	66,259
State Street Bank & Trust Co.	159,021	(11,468)	0	0	147,553

Total	$3,611,324	$(1,182,695)	$0	$0	$2,428,629^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2016 Annual Report	133

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$237,307	$0	$0	$0	$237,307
Goldman Sachs & Co.**	2,062,604	0	0	0	2,062,604

Total	$2,299,911	$0	$0	$0	$2,299,911

OTC Derivatives:
Barclays Bank PLC	$398,922	$(199,936)	$0	$0	$198,986
Citibank, NA	84,646	(84,646)	0	0	0
Credit Suisse International	5,963,284	(266,035)	0	(4,414,866)	1,282,383
Goldman Sachs Bank USA	537,967	(12,238)	0	0	525,729
JPMorgan Chase Bank, NA	461,018	(461,018)	0	0	0
Morgan Stanley & Co., Inc./ Morgan Stanley & Co. International PLC	5,974,676	(1,299,007)	(4,675,669)	0	0
Standard Chartered Bank	10,337	0	0	0	10,337
UBS AG	1,662	0	0	0	1,662

Total	$13,432,512	$(2,322,880)	$(4,675,669)	$(4,414,866)	$2,019,097	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$199,936	$(199,936)	$0	$0	$0
BNP Paribas SA	3,159,590	0	0	0	3,159,590
Citibank, NA	789,527	(84,646)	0	0	704,881
Credit Suisse International	266,035	(266,035)	0	0	0
Goldman Sachs Bank USA	12,238	(12,238)	0	0	0
JPMorgan Chase Bank, NA	976,683	(461,018)	0	0	515,665
Morgan Stanley & Co., Inc./ Morgan Stanley & Co. International PLC	1,299,007	(1,299,007)	0	0	0
Royal Bank of Canada	135,976	0	0	0	135,976
State Street Bank & Trust Co.	325,897	0	0	0	325,897

Total	$7,164,889	$(2,322,880)	$0	$0	$4,842,009	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

134	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$99,911	$0	$0	$0	$99,911
Goldman Sachs & Co.**	219,710	0	0	0	219,710

Total	$319,621	$0	$0	$0	$319,621

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$90,109	$(5,380)	$0	$0	$84,729
Bank of America, NA	767,786	(1,567)	0	0	766,219
Barclays Bank PLC	98,724	(98,724)	0	0	0
BNP Paribas SA	65,603	(65,603)	0	0	0
Citibank, NA	59,844	(59,844)	0	0	0
Credit Suisse International	646,485	(646,485)	0	0	0
Deutsche Bank AG	6,547	(6,547)	0	0	0
Goldman Sachs Bank USA/Goldman Sachs International	147,632	(147,632)	0	0	0
HSBC Bank USA	51,705	(48,613)	0	0	3,092
JPMorgan Chase Bank, NA	68,593	(68,593)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley & Co. International PLC	641,347	(80,416)	(440,000)	0	120,931
Royal Bank of Scotland PLC	87,459	(87,459)	0	0	0
Standard Chartered Bank	21,160	(21,160)	0	0	0
State Street Bank & Trust Co.	135,730	(128,670)	0	0	7,060
UBS AG	147,003	0	0	0	147,003

Total	$3,035,727	$(1,466,693)	$(440,000)	$0	$1,129,034.00	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$5,380	$(5,380)	$0	$0	$0
Bank of America, NA	1,567	(1,567)	0	0	0
Barclays Bank PLC	1,024,230	(98,724)	0	0	925,506
BNP Paribas SA	462,664	(65,603)	0	0	397,061
Citibank, NA	210,657	(59,844)	0	0	150,813
Credit Suisse International	879,498	(646,485)	0	0	233,013
Deutsche Bank AG	88,229	(6,547)	0	0	81,682
Goldman Sachs Bank USA/Goldman Sachs International	1,251,079	(147,632)	0	0	1,103,447
HSBC Bank USA	48,613	(48,613)	0	0	0
JPMorgan Chase Bank, NA	209,340	(68,593)	0	0	140,747
Morgan Stanley & Co., Inc./ Total Morgan Stanley & Co. International PLC	80,416	(80,416)	0	0	0

2016 Annual Report	135

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Royal Bank of Canada	$15,046	$0	$0	$0	$15,046
Royal Bank of Scotland PLC	103,802	(87,459)	0	0	16,343
Standard Chartered Bank	158,365	(21,160)	0	0	137,205
State Street Bank & Trust Co.	128,670	(128,670)	0	0	0

Total	$4,667,556	$(1,466,693)	$0	$0	$3,200,863	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$2,452,532	$0	$0	$0	$2,452,532

Total	$2,452,532	$0	$0	$0	$2,452,532

OTC Derivatives:
Bank of America, NA	$127,833	$0	$0	$(127,833)	$0
Barclays Bank PLC	115,998	(115,998)	0	0	0
BNP Paribas SA	2,496	(2,496)	0	0	0
Citibank, NA	231,380	(231,380)	0	0	0
Credit Suisse International	1,023,678	(136,665)	0	(887,013)	0
Deutsche Bank AG	329,993	(99,686)	0	0	230,307
Goldman Sachs Bank USA/Goldman Sachs International	234,396	0	0	0	234,396
JPMorgan Chase Bank, NA	127,343	(127,343)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley & Co. International PLC	1,013,939	(163,232)	(850,707)	0	0
State Street Bank & Trust Co.	9,611	(9,611)	0	0	0
UBS AG	3,822	(3,822)	0	0	0

Total	$3,220,489	$(890,233)	$(850,707)	$(1,014,846)	$464,703	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$3,825,563	$(115,998)	$0	$(3,709,565)	$0
BNP Paribas SA	910,957	(2,496)	0	0	908,461
Citibank, NA	1,375,347	(231,380)	0	(1,143,967)	0
Credit Suisse International	136,665	(136,665)	0	0	0
Deutsche Bank AG	99,686	(99,686)	0	0	0

136	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
JPMorgan Chase Bank, NA	$167,816	$(127,343)	$0	$0	$40,473
Morgan Stanley & Co., Inc./Morgan Stanley & Co. International PLC	163,232	(163,232)	0	0	0
Royal Bank of Canada	23,583	0	0	0	23,583
State Street Bank & Trust Co.	46,960	(9,611)	0	0	37,349
UBS AG	24,825	(3,822)	0	0	21,003

Total	$6,774,634	$(890,233)	$0	$(4,853,532)	$1,030,869	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$693,306	$0	$0	$0	$693,306

Total	$693,306	$0	$0	$0	$693,306

OTC Derivatives:
Barclays Bank PLC	$36,229	$(36,229)	$0	$0	$0
BNP Paribas SA	1,121	(1,121)	0	0	0
Citibank, NA	78,963	(78,963)	0	0	0
Credit Suisse International	297,068	(39,834)	0	(257,234)	0
Deutsche Bank AG	94,649	(39,874)	0	0	54,775
Goldman Sachs Bank USA	65,867	0	0	0	65,867
JPMorgan Chase Bank, NA	31,398	(31,398)	0	0	0
Morgan Stanley & Co., Inc./ Morgan Stanley & Co. International PLC	294,059	(45,512)	0	0	248,547
State Street Bank & Trust Co.	2,717	(2,717)	0	0	0
UBS AG	1,531	(1,531)	0	0	0

Total	$903,602	$(277,179)	$0	$(257,234)	$369,189	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$1,124,410	$(36,229)	$0	$(1,088,181)	$0
BNP Paribas SA	181,573	(1,121)	0	0	180,452
Citibank, NA	428,486	(78,963)	0	(349,523)	0

2016 Annual Report	137

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Credit Suisse International	$39,834	$(39,834)	$0	$0	$0
Deutsche Bank AG	39,874	(39,874)	0	0	0
JPMorgan Chase Bank, NA	120,765	(31,398)	0	0	89,367
Morgan Stanley & Co., Inc./ Morgan Stanley & Co. International PLC	45,512	(45,512)	0	0	0
Royal Bank of Canada	6,902	0	0	0	6,902
State Street Bank & Trust Co.	17,961	(2,717)	0	0	15,244
UBS AG	7,193	(1,531)	0	0	5,662

Total	$2,012,510	$(277,179)	$0	$(1,437,704)	$297,627	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$568,261	$0	$0	$0	$568,261

Total	$568,261	$0	$0	$0	$568,261

OTC Derivatives:
Barclays Bank PLC	$28,775	$(28,775)	$0	$0	$0
BNP Paribas SA	672	(672)	0	0	0
Citibank, NA	52,500	(52,500)	0	0	0
Credit Suisse International	239,482	(31,921)	0	(207,561)	0
Deutsche Bank AG	74,184	(39,874)	0	0	34,310
Goldman Sachs Bank USA/Goldman Sachs International	52,984	0	0	0	52,984
JPMorgan Chase Bank, NA	37,751	(37,751)	0	0	0
Morgan Stanley & Co., Inc./Morgan Stanley & Co. International PLC	236,469	(38,500)	0	0	197,969
State Street Bank & Trust Co.	2,194	(2,194)	0	0	0
UBS AG	994	(994)	0	0	0

Total	$726,005	$(233,181)	$0	$(207,561)	$285,263	^

138	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$826,460	$(28,775)	$0	$(797,685)	$0
BNP Paribas SA	215,218	(672)	0	0	214,546
Citibank, NA	193,972	(52,500)	0	(141,472)	0
Credit Suisse International	31,921	(31,921)	0	0	0
Deutsche Bank AG	39,874	(39,874)	0	0	0
JPMorgan Chase Bank, NA	39,369	(37,751)	0	0	1,618
Morgan Stanley & Co., Inc. /Morgan Stanley & Co. International PLC	38,500	(38,500)	0	0	0
Royal Bank of Canada	5,560	0	0	0	5,560
State Street Bank & Trust Co.	13,351	(2,194)	0	0	11,157
UBS AG	5,675	(994)	0	0	4,681

Total	$1,409,900	$(233,181)	$0	$(939,157)	$237,562	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

2016 Annual Report	139

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

PORTFOLIO	2016	2015
Overlay A
Distributions paid from:
Ordinary income	$8,745,277	$32,816,673
Long-term capital gains	76,448,898	71,317,882

Total distributions paid	$85,194,175	$104,134,555

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$15,585,456	$27,575,121
Long-term capital gains	154,670,784	196,778,283

Total distributions paid	$170,256,240	$224,353,404

Overlay B
Distributions paid from:
Ordinary income	$15,974	$36,555,085
Long-term capital gains	16,349,431	11,921,425

Total distributions paid	$16,365,405	$48,476,510

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$6,238,683	$20,239,222
Long-term capital gains	3,054,395	5,504,007

Total taxable distributions	9,293,078	25,743,229
Tax exempt distributions	17,785,456	9,592,980

Total distributions paid	$27,078,534	$35,336,209

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$2,447,833	$5,296,857
Long-term capital gains	1,730,441	2,507,183

Total taxable distributions	4,178,274	7,804,040
Tax exempt distributions	5,396,111	1,986,435

Total distributions paid	$9,574,385	$9,790,475

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$1,820,673	$4,305,874
Long-term capital gains	871,649	1,820,824

Total taxable distributions	2,692,322	6,126,698
Tax exempt distributions	4,623,098	1,958,253

Total distributions paid	$7,315,420	$8,084,951

140	Sanford C. Bernstein Fund, Inc.

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$11,645,786	$0	$(113,530,725)	$204,704,271	$102,819,332
Tax-Aware Overlay A	23,278,489	0	(194,328,721)	516,045,309	344,995,077
Overlay B	28,445,107	0	(14,320,641)	19,354,060	33,478,526
Tax-Aware Overlay B	41,501,747	0	(1,625,610)	65,458,197	105,334,334
Tax-Aware Overlay C	9,392,260	0	(1,371,881)	16,641,024	24,661,403
Tax-Aware Overlay N	8,646,529	0	(1,387,556)	14,313,501	21,572,474

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$19,545,172
Tax-Aware Overlay C	3,509,711
Tax-Aware Overlay N	2,964,957

(b)	As of September 30, 2016 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2016 Tax-Aware Overlay B Portfolio utilized capital loss carryforwards of $2,664,471, to offset current year net realized gains. As of September 30, 2016 Overlay B Portfolio deferred $3,337,312 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio elected to defer $1,625,610, $1,371,881 and $1,387,556 of post-October capital losses. These losses are deemed to arise on October 1, 2016.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2016, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Overlay A	$66,446,430	$47,084,295	No expiration
Tax-Aware Overlay A	147,913,726	46,414,995	No expiration
Overlay B	N/A	10,983,329	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In the past several years, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Recently, some securities markets, particularly in Europe and Asia, have been very volatile and have declined in value significantly. These market conditions

2016 Annual Report	141

Notes to Financial Statements (continued)

may continue, worsen, or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates low. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has recently terminated certain of its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including reductions in support in the form of interest rate increases, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. For example, in June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. Government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Portfolios. If the rule goes into effect, it could limit the ability of the Portfolio to invest or remain invested in derivatives. Additional regulation may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets.

142	Sanford C. Bernstein Fund, Inc.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of a Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered downgrades of their credit ratings. Financial difficulties of municipal issuers may continue or get worse. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a

2016 Annual Report	143

Notes to Financial Statements (continued)

significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of a Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolios may experience increased interest rate risk to the extent they invest in fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from funds that invest largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell and less liquid.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

144	Sanford C. Bernstein Fund, Inc.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolios shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

2016 Annual Report	145

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

As of September 30, 2016, the Sanford C. Bernstein Fund, Inc., has authorized 14.1 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the year ended September 30, 2016 and the year ended September 30, 2015, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	18,723,291	19,098,172	$214,520,125	$239,055,040
Shares issued on reinvestment of dividends and distributions	5,865,894	6,899,841	67,692,417	81,349,123
Shares redeemed	(13,849,753)	(13,280,459)	(158,971,624)	(167,806,635)

Net increase	10,739,432	12,717,554	123,240,918	152,597,528
Beginning of period	130,236,524	117,518,970	1,424,138,368	1,271,540,840

End of period	140,975,956	130,236,524	$1,547,379,286	$1,424,138,368

Class 2 Shares
Shares sold	8,001,881	5,077,225	$91,901,889	$63,163,563
Shares issued on reinvestment of dividends and distributions	1,431,074	1,705,579	16,528,907	20,125,832
Shares redeemed	(4,586,652)	(6,136,843)	(52,971,840)	(78,838,171)

Net increase	4,846,303	645,961	55,458,956	4,451,224
Beginning of period	29,107,806	28,461,845	318,056,624	313,605,400

End of period	33,954,109	29,107,806	$373,515,580	$318,056,624

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	32,430,956	36,177,748	$394,370,930	$478,492,424
Shares issued on reinvestment of dividends and distributions	10,257,872	13,278,566	125,966,674	165,716,496
Shares redeemed	(28,097,818)	(25,546,634)	(341,749,200)	(341,933,102)

Net increase	14,591,010	23,909,680	178,588,404	302,275,818
Beginning of period	244,146,764	220,237,084	2,712,198,183	2,409,922,365

End of period	258,737,774	244,146,764	$2,890,786,587	$2,712,198,183

146	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 2 Shares
Shares sold	12,474,996	11,116,493	$152,795,091	$147,550,222
Shares issued on reinvestment of dividends and distributions	3,114,252	3,995,317	38,305,298	49,901,513
Shares redeemed	(9,087,684)	(8,225,957)	(110,507,240)	(109,831,132)

Net increase	6,501,564	6,885,853	80,593,149	87,620,603
Beginning of period	73,373,365	66,487,512	827,434,798	739,814,195

End of period	79,874,929	73,373,365	$908,027,947	$827,434,798

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	13,538,569	13,689,919	$139,503,108	$145,105,568
Shares issued on reinvestment of dividends and distributions	1,292,388	3,591,873	13,066,042	36,924,456
Shares redeemed	(11,817,418)	(13,957,526)	(122,005,115)	(148,198,675)

Net increase	3,013,539	3,324,266	30,564,035	33,831,349
Beginning of period	88,064,678	84,740,412	919,765,807	885,934,458

End of period	91,078,217	88,064,678	$950,329,842	$919,765,807

Class 2 Shares
Shares sold	6,647,928	10,490,947	$68,247,106	$110,603,152
Shares issued on reinvestment of dividends and distributions	317,392	679,274	3,212,003	6,976,140
Shares redeemed	(6,463,187)	(7,395,556)	(66,858,864)	(78,725,051)

Net increase	502,133	3,774,665	4,600,245	38,854,241
Beginning of period	22,216,754	18,442,089	231,973,114	193,118,873

End of period	22,718,887	22,216,754	$236,573,359	$231,973,114

2016 Annual Report	147

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	17,723,283	16,394,333	$193,565,389	$180,754,568
Shares issued on reinvestment of dividends and distributions	1,381,788	2,042,488	14,964,766	22,058,873
Shares redeemed	(15,897,969)	(17,582,671)	(173,654,116)	(193,896,934)

Net increase	3,207,102	854,150	34,876,039	8,916,507
Beginning of period	112,504,679	111,650,528	1,180,070,170	1,165,717,073

End of period	115,711,781	112,504,678	$1,214,946,209	$1,174,633,580

Class 2 Shares
Shares sold	11,710,932	7,481,208	$127,726,585	$82,526,056
Shares issued on reinvestment of dividends and distributions	646,530	912,973	7,001,921	9,869,237
Shares redeemed	(7,130,308)	(8,681,569)	(77,978,810)	(95,860,970)

Net increase (decrease)	5,227,154	(287,388)	56,749,696	(3,465,677)
Beginning of period	50,522,640	50,810,028	528,092,573	529,150,923

End of period	55,749,794	50,522,640	$584,842,269	$525,685,246

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	5,162,804	4,466,804	$55,983,412	$49,224,608
Shares issued on reinvestment of dividends and distributions	478,307	534,246	5,146,583	5,769,861
Shares redeemed	(4,638,971)	(3,930,830)	(50,436,596)	(43,350,312)

Net increase	1,002,140	1,070,220	10,693,399	11,644,157
Beginning of period	30,695,688	29,625,468	321,922,241	310,278,084

End of period	31,697,828	30,695,688	$332,615,640	$321,922,241

Class 2 Shares
Shares sold	3,953,346	1,278,005	$42,961,541	$14,101,721
Shares issued on reinvestment of dividends and distributions	274,538	310,751	2,954,028	3,356,115
Shares redeemed	(1,773,953)	(1,473,527)	(19,337,071)	(16,216,144)

Net increase	2,453,931	115,229	26,578,498	1,241,692
Beginning of period	16,079,856	15,964,627	168,676,085	167,434,393

End of period	18,533,787	16,079,856	$195,254,583	$168,676,085

148	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15	YEAR ENDED 9/30/16	YEAR ENDED 9/30/15
Class 1 Shares
Shares sold	4,488,455	4,648,763	$48,397,729	$50,921,613
Shares issued on reinvestment of dividends and distributions	475,030	592,270	5,087,573	6,349,131
Shares redeemed	(3,830,921)	(4,145,872)	(41,517,374)	(45,483,055)

Net increase	1,132,564	1,095,161	11,967,928	11,787,689
Beginning of period	31,705,689	30,610,528	330,344,939	318,557,250

End of period	32,838,253	31,705,689	$342,312,867	$330,344,939

Class 2 Shares
Shares sold	2,892,232	1,317,758	$31,204,681	$14,498,090
Shares issued on reinvestment of dividends and distributions	98,829	102,958	1,059,440	1,104,744
Shares redeemed	(943,190)	(990,041)	(10,218,986)	(10,905,604)

Net increase	2,047,871	430,675	22,045,135	4,697,230
Beginning of period	5,955,838	5,525,163	61,787,330	57,090,100

End of period	8,003,709	5,955,838	$83,832,465	$61,787,330

NOTE 7.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 8.	Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2016 Annual Report	149

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the seventeen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2016

150	Sanford C. Bernstein Fund, Inc.

2016 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2016. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	100.00%	1.39%
Tax-Aware Overlay A	100.00%	1.47%
Overlay B	3.18%	40.57%
Tax-Aware Overlay B	0.00%	0.32%
Tax-Aware Overlay C	0.00%	7.24%
Tax-Aware Overlay N	0.00%	7.34%

For the taxable year ended September 30, 2016, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$8,745,277
Tax-Aware Overlay A	15,564,977
Overlay B	1,356
Tax-Aware Overlay B	602,211
Tax-Aware Overlay C	183,807
Tax-Aware Overlay N	154,384

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

2016 Annual Report	151

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Seth Masters(1)

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Vadim Zlotnikov(1)

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym, Loewy, Masters and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

152	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
INTERESTED DIRECTOR
Seth Masters,† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2015)	Senior Vice President of the Adviser with which he has been associated since prior to 2011. He is Chief Investment Officer (“CIO”) of Bernstein. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AB’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AB, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	20	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011
DISINTERESTED DIRECTORS
Bart Friedman,‡^ Chairman of the Board 71 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2011.	20	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; Allied World Assurance Holdings; and Ovid Therapeutics, Inc.

Suzanne Brenner,‡ 58 (2014)	Senior Vice President and Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a member of the Emerita Council of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	20	100 Women in Hedge Funds (through December 31, 2014)

2016 Annual Report	153

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
R. Jay Gerken,‡ 65 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds board of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	20	Cedar Lawn Corporation; Trustee of the New Jersey Chapter of the Nature Conservancy; Trustee of the United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol,‡ 63 (1994)	Editor, The Weekly Standard since prior to 2011. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	20	Manhattan Institute, John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry,‡ 65 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	20	PartnerRe, from 2013-2016; Korn/Ferry International; Bank of America Funds Series Trust, from 2014-2016; and CNO Financial Group since prior to 2011

154	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Public Company Directorships Currently Held by Director
Donald K. Peterson,‡ 67 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	20	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-CREF Trust Company, FSB
* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

† Mr. Masters is an “interested person” as defined by the Investment Company Act of 1940, because of his affiliation with AllianceBernstein.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2016 Annual Report	155

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Seth Masters, 57	President	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Alexander Barenboym, 45	Vice President	Senior Vice President of (the “Adviser”)**, with which he has been associated since prior to 2011.

Daniel J. Loewy, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vadim Zlotnikov, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2011.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 212-486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

156	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of larger losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Overlay Portfolios invest a portion of their assets in the “Legacy” Portfolios of the Fund4 and International Strategic Equities, International Small Cap Portfolio and Small Cap Core of the Bernstein Fund, Inc. (the “Bernstein Portfolios”), AB Pooling Portfolios—AB Multi-Asset Real Return Portfolio (“Pooling—AB Multi-Asset Real Return Portfolio”), and exchange traded funds (“ETF”).

The Adviser dynamically allocates among various asset classes within the Overlay Portfolios as economic and market conditions change in seeking to provide the desired risk/return trade-off for model Private Client portfolios. The Portfolios invest in a globally diversified set of asset classes that offer attractive return potential and/or low correlation, including U.S., international, and emerging market equity securities; US, international, and emerging market fixed income securities (including high yield securities and inflation protected securities); commodities; Real Estate Investment Trusts and currencies.

1 The Senior Officer’s evaluation was completed on October 6, 2016 and discussed with the Board at the October 19-20, 2016 meetings.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1 shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

4 The Legacy Portfolios include Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio.

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The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”5

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[6]
Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90%
Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%

The Portfolios’ net assets on September 30, 2016 and September 30, 2015 are set forth below:

PORTFOLIO	09/30/16 NET ASSETS ($MM)	09/30/15 NET ASSETS ($MM)	CHANGE ($MM)
Overlay A Portfolio	$2,032.3	$1,880.8	$151.5
Tax-Aware Overlay A Portfolio	$4,167.7	$3,977.0	$190.7
Overlay B Portfolio	$1,213.3	$1,128.5	$84.8
Tax-Aware Overlay B Portfolio	$1,903.9	$1,763.4	$140.5
Tax-Aware Overlay C Portfolio	$554.3	$505.7	$48.6
Tax-Aware Overlay N Portfolio	$449.4	$404.3	$45.1

5 Jones v. Harris at 1427.

6 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

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The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.7,8 The Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Overlay Portfolios through January 31, 2017 (the “expense limitation period”). The terms of the Expense Limitation Undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the end of the expense limitation period. During the semi-annual period ending March 31, 2016, the Portfolios were operating below their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2016.

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/16 TOTAL EXPENSE RATIO[9]
		CAP	NET	GROSS
Tax-Aware Overlay A Portfolio	Class 1	1.20%	1.10%	1.14%
	Class 2	1.00%	0.90%	0.94%

Overlay A Portfolio	Class 1	1.20%	1.12%	1.15%
	Class 2	1.00%	0.92%	0.96%

Tax-Aware Overlay B Portfolio	Class 1	0.90%	0.84%	0.84%
	Class 2	0.75%	0.69%	0.69%

Overlay B Portfolio	Class 1	0.90%	0.87%	0.87%
	Class 2	0.75%	0.72%	0.72%

Tax-Aware Overlay C Portfolio	Class 1	0.90%	0.88%	0.88%
	Class 2	0.75%	0.73%	0.73%

Tax-Aware Overlay N Portfolio	Class 1	0.90%	0.89%	0.89%
	Class 2	0.75%	0.74%	0.74%

With respect only to Tax-Aware Overlay A Portfolio and Overlay A Portfolio, under the Portfolios’ Acquired Fund Fee and Expense Waiver Agreement, the Adviser will waive its fees and/or reimburse portfolio expenses in an amount equal to those Overlay Portfolios’ share of all fees and expenses of any AB investment company in which the Overlay Portfolios invests. The agreement is in effect until January 4, 2018. Currently, this arrangement does not apply to Tax-Aware Overlay B, C and N Portfolios and Overlay B Portfolio.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time.

7 The Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2017.

8 The agreement allows for the Adviser to be reimbursed through January 31, 2017 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2017.

9 Annualized.

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In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.10 However, with respect to the Portfolios, the Adviser represented that there are no institutional products that have similar investment style as the Portfolios.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A and Overlay B Portfolios, and its advisory fee schedule is set forth in the table below.11 Also shown are Overlay A and Overlay B Portfolios’ effective advisory fees and what would have been the effective advisory fees of the Portfolios had the AVPS fee schedule been applicable to the Portfolios based on the Portfolios’ September 30, 2016 net assets:

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%
Overlay B Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.650%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, South Korea and Taiwan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Overlay A Portfolio:

PORTFOLIO	LUXEMBOURG FUND	FEE[12]
Overlay A Portfolio	Dynamic Diversified Portfolio
	Class A	1.50%
	Class I (Institutional)	0.79%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the

10 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2016 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1[13]	0.35% on the first $400 million 0.30% on the balance	0.310%	0.900%

	Client #2[11]	0.35% on the first $400 million 0.30% on the next $2.1 billion 0.28% on the balance	0.310%	0.900%

	Client #3	0.40% on the first $250 million 0.35% on the next $500 million 0.30% on the balance	0.325%	0.900%

	Client #4	0.40% on the first $250 million 0.35% on the next $250 million 0.30% on the next $1.5 billion 0.28% on the next $1.5 billion 0.27% on the next $1.5 billion 0.26% on the balance	0.325%	0.900%

	Client #5	0.40% on the first $100 million 0.35% on the next $100 million 0.30% on the balance	0.307%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.14,15 Broadridge’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.17

13 The sub-advisory relationship is with an affiliate of the Adviser.

14 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15 On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolios’ 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolios’ investment classifications/objectives continue to be determined by Lipper.

16 Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17 The contractual management fee is calculated by Broadridge using the Portfolios’ contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Broadridge peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from the Lipper Flexible Portfolio universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK
Overlay A Portfolio	0.900	0.799	9/12
Tax-Aware Overlay A Portfolio	0.900	0.800	6/9
Overlay B Portfolio	0.650	0.753	3/8
Tax-Aware Overlay B Portfolio	0.650	0.746	4/9
Tax-Aware Overlay C Portfolio	0.650	0.768	3/11
Tax-Aware Overlay N Portfolio	0.650	0.770	3/11

Broadridge also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Broadridge Expense Universe (“EU”). The EU18 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. The total expense ratios shown in the table below include their acquired fund fees and expenses.

PORTFOLIO	EXPENSE RATIO (%)[19]	BROADRIDGE EG MEDIAN (%)	BROADRIDGE EG RANK	BROADRIDGE EU MEDIAN (%)	BROADRIDGE EU RANK
Overlay A Portfolio	1.160	1.170	5/12	1.111	123/224
Tax-Aware Overlay A Portfolio	1.144	1.144	5/9	1.111	121/224
Overlay B Portfolio	0.889	1.095	2/8	1.111	56/224
Tax-Aware Overlay B Portfolio	0.861	1.049	2/9	1.111	51/224
Tax-Aware Overlay C Portfolio	0.903	1.121	3/11	1.111	62/224
Tax-Aware Overlay N Portfolio	0.913	1.121	3/11	1.111	66/224

Based on this analysis, the contractual management fees for Tax-Aware Overlay A Portfolio and Overlay A Portfolio are higher than the Portfolios’ EG medians. On the other hand, the contractual management fees for Overlay B Portfolio and Tax-Aware Overlay B, C, and N Portfolios are lower than the Portfolios’ EG medians. Except for Tax-Aware Overlay A Portfolio, whose total expense ratio is equal to the EG median, the Overlay Portfolios’ total expense ratios are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing fees, the Adviser’s profitability increased for the Portfolios during the calendar year 2015 relative to 2014. Including administrative and servicing fees, the Adviser’s profitability increased for the Portfolios during calendar year 2015, relative to 2014, with the exception of Tax-Aware A Portfolio, for which the Adviser’s 2015 profitability decreased.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

The Adviser provides the Portfolios with shareholder services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2015:

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Overlay A Portfolio	$3,196,659
Tax-Aware Overlay A Portfolio	$6,354,823
Overlay B Portfolio	$1,367,250
Tax-Aware Overlay B Portfolio	$1,851,256
Tax-Aware Overlay C Portfolio	$503,504
Tax-Aware Overlay N Portfolio	$515,926

During the fiscal year ended September 30, 2015, none of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” Absent extraordinary circumstances, the Portfolios are restricted from conducting trades through SCB.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale have been shared with the Portfolios in a variety of ways: (1) breakpoints in certain advisory fee schedules; (2) expense caps and fee waivers on select Portfolios; and (3) the Adviser’s continued investment in the business, including by researching and implementing new products and enhancements to existing Portfolios.

At a 2012 Board meeting, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since the first quarter of 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

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The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics originally published in 2002.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted was explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.23

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $496 billion as of August 31, 2016, the Adviser has reported that it has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Broadridge in the table below shows the Portfolios’ 1, 3, and 5 year gross performance returns as of July 31, 2016 relative to the medians of the Portfolios’ Broadridge Performance Groups (“PG”) and Broadridge Performance Universes (“PU”).24,25 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, Broadridge’s performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

20 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23 There have been substantial changes to the investment management industry since 2007. Accordingly, some of the 2007 comparative results may no longer be reflective of current conditions in the industry.

24 The Portfolios’ PG/PUs are not identical to the Portfolios’ EG/EUs as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

25 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

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		PORTFOLIO RETURN (%)[26]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay A Portfolio	1 year	-3.96	1.87	2.10	12/12	419/456
	3 year	4.90	5.70	4.89	8/12	163/330
	5 year	5.55	5.91	5.81	6/9	124/228

Tax-Aware Overlay A Portfolio	1 year	-4.34	2.84	2.10	9/9	420/456
	3 year	5.23	5.50	4.89	7/9	147/330
	5 year	5.39	5.91	5.81	6/7	124/228

Overlay B Portfolio	1 year	3.51	3.32	2.12	4/8	152/456
	3 year	4.70	5.89	4.86	7/7	196/330
	5 year	4.66	9.21	5.81	5/5	159/228

Tax-Aware Overlay B Portfolio	1 year	2.32	2.32	2.12	5/9	206/456
	3 year	4.38	5.65	4.86	7/8	211/330
	5 year	4.42	7.86	5.81	6/6	171/228

Tax-Aware Overlay C Portfolio	1 year	2.12	2.16	2.12	7/11	225/456
	3 year	4.33	4.90	4.86	9/9	215/330
	5 year	4.33	5.85	5.81	7/8	171/228

Tax-Aware Overlay N Portfolio	1 year	2.57	2.57	2.12	6/11	200/456
	3 year	4.58	4.90	4.86	8/9	199/330
	5 year	4.40	5.85	5.81	7/8	171/228

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Portfolios (in bold)27 versus their benchmarks.28 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.29

	PERIODS ENDING JULY 31, 2016 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	-5.40	4.05	4.21	5.90
Composite Benchmark[30]	2.82	6.62	7.63	9.44
S&P 500 Stock Index	5.61	11.16	13.38	14.12
Inception Date: February 8, 2010

Overlay A Portfolio	-5.05	3.70	4.34	6.10
Composite Benchmark[31]	2.92	6.69	7.70	9.45
S&P 500 Stock Index	5.61	11.16	13.38	14.12
Inception Date: February 8, 2010

26 The gross performance returns are for the Class 1 shares for the Portfolios.

27 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

28 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

29 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

30 51.6% Russell 3000 / 22.1% MSCI ACWI ex-U.S. Investable Market Index /2.1% MSCI ACWI Commodity Producer / 2.1% FTSE EPRA/NAREIT Global Real Estate /2.1% Bloomberg Commodity / 20% Bloomberg Barclays U.S. Aggregate

31 51.4% Russell 3000 / 22% MSCI ACWI ex-U.S. Investable Market Index / 2.2% MSCI ACWI Commodity Producer / 2.2% FTSE EPRA/NAREIT Global Real Estate / 2.2% Bloomberg Commodity / 10% Bloomberg Barclays U.S. Aggregate / 10% Bloomberg Barclays Global Aggregate

2016 Annual Report	165

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIODS ENDING JULY 31, 2016 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay B Portfolio	1.46	3.51	3.54	4.50
Composite Benchmark[32]	3.84	4.76	5.04	5.91
Bloomberg Barclays 5 Year GO Municipal Bond Index	3.98	2.97	2.66	3.04
Inception Date: February 8, 2010

Overlay B Portfolio	2.62	3.79	3.76	4.87
Composite Benchmark[33]	5.00	5.11	5.14	6.13
Bloomberg Barclays Global Aggregate Bond Index (Hedged)	6.95	5.22	4.65	4.52
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	1.22	3.42	3.42	4.39
Composite Benchmark	3.84	4.76	5.04	5.91
Bloomberg Barclays 5 Year GO Municipal Bond Index	3.98	2.97	2.66	3.04
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	1.66	3.65	3.48	4.42
Composite Benchmark	3.84	4.76	5.04	5.91
Bloomberg Barclays 5 Year GO Municipal Bond Index	3.98	2.97	2.66	3.04
Inception Date: February 8, 2010

As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Broadridge peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the 1 year and since inception impact of the Adviser’s DAA service as of July 31, 2016 on Tax-Aware and Non-Taxable accounts invested in AB Multi-Manager Alternative Fund, Inc. (“MMAF”).34 It should be noted that the diversified benchmark shown below is a blend allocation of indexes, with allocations that have changed over time.

TAX-AWARE PORTFOLIO (WITH AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/16 % RETURN	1 YEAR PERIOD ENDING 7/31/16 % VOLATILITY	INCEPTION- 7/31/2016 % RETURN	INCEPTION- 7/31/2016 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	2.00	3.89	4.63	4.16
Fully Diversified—Traditional Portfolio	2.49	3.96	4.73	4.31
Impact of DAA	-0.49	-0.07	-0.10	-0.15

Fully Diversified—Benchmark[35],[36]	3.49	3.70	5.92	3.98

32 56% Bloomberg Barclays 1-10 Year Municipal Bond/21% Russell 3000/14% Bloomberg Barclays US TIPS 1-10 Year/9% MSCI ACWI ex US IMI

33 29.75% Bloomberg Barclays U.S. Aggregate / 29.75% Bloomberg Barclays Global Aggregate / 18.6% Russell 3000 / 10.5% Bloomberg Barclays U.S. TIPS 1-10 Year / 8.1% MSCI ACWI ex-U.S. Investable Market Index / 1.1% MSCI ACWI Commodity Producer / 1% FTSE

34 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

35 Currently, the blend allocation of the diversified benchmark is the following: 17.89% All Cap Index, 3.31% MSCI EAFE Index, 0.84% MSCI Emerging Markets Index, 54.89% Bloomberg Barclays 1-10 Year Municipal Bond Index, 13.11% Bloomberg Barclays 1-10 Year TIPS Index, 6.44% HFRI FOF Composite Index, 2.37% MSCI ACWI ex U.S., 1.15% MSCI ACWI ex U.S. Small Cap.

36 The All Cap Index is comprised of the following: 95% S&P 500 Stock Index / 5% Russell 2500 Index (July 2012-May 2015); 92% S&P 500 Stock Index / 8% Russell 2500 Index (June 2015-present).

166	Sanford C. Bernstein Fund, Inc.

TAX-AWARE PORTFOLIO (WITH AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/16 % RETURN	1 YEAR PERIOD ENDING 7/31/16 % VOLATILITY	INCEPTION- 7/31/2016 % RETURN	INCEPTION- 7/31/2016 % VOLATILITY
60/40 Investor
Fully Diversified—With DAA	-0.68	8.22	5.89	8.07
Fully Diversified—Traditional Portfolio	0.55	8.55	6.17	8.53
Impact of DAA	-1.23	-0.33	-0.28	-0.46

Fully Diversified—Benchmark[37],[38]	2.34	8.14	7.96	7.79

80/20 Investor
Fully Diversified—With DAA	-2.05	10.78	6.40	10.67
Fully Diversified—Traditional Portfolio	-0.45	11.18	6.83	11.32
Impact of DAA	-1.60	-0.40	-0.43	-0.65

Fully Diversified—Benchmark[39]	1.68	10.64	9.03	10.33

NON-TAXABLE PORTFOLIO (WITH AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/16 % RETURN	1 YEAR PERIOD ENDING 7/31/16 % VOLATILITY	INCEPTION- 7/31/2016 % RETURN	INCEPTION- 7/31/2016 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	3.72	4.35	5.59	4.45
Fully Diversified—Traditional Portfolio	4.31	4.54	5.91	4.82
Impact of DAA	-0.59	-0.19	-0.32	-0.37

Fully Diversified—Benchmark[40]	4.76	4.25	6.35	4.22

60/40 Investor
Fully Diversified—With DAA	0.10	8.45	6.39	8.10
Fully Diversified—Traditional Portfolio	1.46	8.81	6.77	8.89
Impact of DAA	-1.36	-0.36	-0.38	-0.79

Fully Diversified—Benchmark[41]	3.07	8.32	8.11	8.07

Growth Investor (80/20)
Fully Diversified—With DAA	-1.73	10.77	6.76	10.57
Fully Diversified—Traditional Portfolio	-0.28	11.24	7.14	11.65
Impact of DAA	-1.45	-0.47	-0.38	-1.08

Fully Diversified—Benchmark[42]	1.84	10.66	9.05	10.68

37 Currently, the blend allocation of the diversified benchmark is the following: 35.58% All Cap Index, 6.86% MSCI EAFE Index, 1.52% MSCI Emerging Markets Index, 2.88% Custom RAS Benchmark, 31.65% Bloomberg Barclays 1-10 Year Municipal Bond Index, 2.35% Bloomberg Barclays 1-10 Year TIPS Index, 12.29% HFRI FOF Index, 4.58% MSCI ACWI ex U.S., 2.29% MSCI ACWI ex U.S. Small Cap.

38 The Custom RAS Benchmark is comprised of the following: 33.3% MSCI ACWI Commodity Producers Index, 33.3% FTSE EPRA/NAREIT Global Real Estate Index, 33.3% Dow Jones-UBS Commodity Index.

39 Currently, the blend allocation of the diversified benchmark is the following: 44.98% All Cap Index, 7.95% MSCI EAFE Index, 1.75% MSCI Emerging Markets Index, 5.62% Custom RAS Benchmark, 16% Bloomberg Barclays 1-10 Year Municipal Bond Index, 14.12% HFRI FOF Index, 5.78% MSCI ACWI ex U.S., 3.8% MSCI ACWI ex U.S. Small Cap.

40 Currently, the blend allocation of the diversified benchmark is the following: 17.84% All Cap Index, 3.3% MSCI EAFE Index, 0.84% MSCI Emerging Markets Index, 3.2% Custom RAS Index, 29.1% Bloomberg Barclays U.S. Aggregate Bond Index, 29.1% Bloomberg Barclays Global Aggregate Bond Index (hedged), 9.8% Bloomberg Barclays 1-10 Year TIPS Index, 3.3% HFRI FOF Composite Index, 2.37% MSCI ACWI ex U.S., 1.15% MSCI ACWI ex U.S. Small Cap.

41 Currently, the blend allocation of the diversified benchmark is the following: 35.59% All Cap Index, 6.86% MSCI EAFE Index, 1.52% MSCI Emerging Markets Index, 5.5% Custom RAS Index, 16.12% Bloomberg Barclays U.S. Aggregate Bond Index, 16.12% Bloomberg Barclays Global Aggregate Bond Index (hedged), 1.76% Bloomberg Barclays 1-10 TIPS Index, 9.67% HFRI FOF Composite Index, 4.57% MSCI ACWI ex U.S., 2.29% MSCI ACWI ex U.S. Small Cap.

42 Currently, the blend allocation of the diversified benchmark is the following: 44.98% All Cap Index, 7.94% MSCI EAFE Index, 1.75% MSCI Emerging Markets Index, 5.8% Custom RAS Index, 8.0% Bloomberg Barclays U.S. Aggregate Bond Index, 8.0% Bloomberg Barclays Global Aggregate Bond Index (hedged), 13.94% HFRI FOF Composite Index, 5.78% MSCI ACWI ex U.S., 3.81% MSCI ACWI ex U.S. Small Cap.

2016 Annual Report	167

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The following table shows the 1 year and since inception impact of DAA as of July 31, 2016 on Tax-Aware and Non-Taxable accounts not invested in MMAF.

TAX-AWARE PORTFOLIO (WITHOUT AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/16 % RETURN	1 YEAR PERIOD ENDING 7/31/16 % VOLATILITY	INCEPTION- 7/31/2016 % RETURN	INCEPTION- 7/31/2016 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	2.57	4.62	4.73	4.21
Fully Diversified—Traditional Portfolio	3.01	4.74	4.79	4.36
Impact of DAA	-0.44	-0.12	-0.06	-0.15

Fully Diversified—Benchmark[43]	3.90	4.42	5.97	4.08

60/40 Investor
Fully Diversified—With DAA	0.45	9.25	6.14	8.16
Fully Diversified—Traditional Portfolio	1.78	9.60	6.43	8.61
Impact of DAA	-1.33	-0.35	-0.29	-0.45

Fully Diversified—Benchmark[44]	3.45	9.02	8.30	7.96

80/20 Investor
Fully Diversified—With DAA	-1.06	12.30	6.98	10.93
Fully Diversified—Traditional Portfolio	0.90	12.93	7.44	11.57
Impact of DAA	-1.96	-0.63	-0.46	-0.64

Fully Diversified—Benchmark[45]	2.72	12.28	9.73	10.71

43 Currently, the blend allocation of the diversified benchmark is the following: 21% All Cap Index, 3.87% MSCI EAFE Index, 0.99% MSCI Emerging Markets Index, 56% Bloomberg Barclays 1-10 Year Municipal Bond Index, 14% Bloomberg Barclays 1-10 Year TIPS Index, 2.79% MSCI ACWI ex U.S., 1.35% MSCI ACWI ex U.S. Small Cap.

44 Currently, the blend allocation of the diversified benchmark is the following: 39.34% All Cap Index, 7.69% MSCI EAFE Index, 1.69% MSCI Emerging Markets Index, 3.8% Custom RAS Index, 36.35% Bloomberg Barclays 1-10 Year Municipal Bond Index, 3.64% Bloomberg Barclays 1-10 Year TIPS Index, 5.06% MSCI ACWI ex U.S., 2.53% MSCI ACWI ex U.S. Small Cap.

45 Currently, the blend allocation of the diversified benchmark is the following: 51.57% All Cap Index, 9.24% MSCI EAFE Index, 2.03% MSCI Emerging Markets Index, 6.33% Custom RAS Index, 19.64% Bloomberg Barclays 1-10 Year Municipal Bond Index, 6.63% MSCI ACWI ex U.S., 4.2% MSCI ACWI ex U.S. Small Cap.

168	Sanford C. Bernstein Fund, Inc.

NON-TAXABLE PORTFOLIO (WITHOUT AB Multi-Manager Alternative Fund, Inc.)	1 YEAR PERIOD ENDING 7/31/16 % RETURN	1 YEAR PERIOD ENDING 7/31/16 % VOLATILITY	INCEPTION- 7/31/2016 % RETURN	INCEPTION- 7/31/2016 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	4.08	4.55	5.62	4.46
Fully Diversified—Traditional Portfolio	4.75	4.73	5.95	4.83
Impact of DAA	-0.67	-0.18	-0.33	-0.37

Fully Diversified—Benchmark[46]	5.09	4.41	6.39	4.24

60/40 Investor
Fully Diversified—With DAA	1.20	9.40	6.64	8.18
Fully Diversified—Traditional Portfolio	2.70	9.50	7.06	8.94
Impact of DAA	-1.50	-0.10	-0.42	-0.76

Fully Diversified—Benchmark[47]	3.90	8.95	8.40	8.20

80/20 Investor
Fully Diversified—With DAA	-0.69	12.35	7.21	10.83
Fully Diversified—Traditional Portfolio	1.25	12.86	7.66	11.86
Impact of DAA	-1.94	-0.51	-0.45	-1.03

Fully Diversified—Benchmark[48]	3.02	12.17	9.63	11.02

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the proposed advisory fees for the Overlay Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors should continue to monitor the asset levels and profitability of the Overlay Portfolios to assess whether there are economies of scale to be shared with the Portfolios’ shareholders.

Currently, the Adviser is reimbursing only Tax-Aware Overlay A Portfolio and Overlay A Portfolio for acquired fund fees and expenses of investments made by those Portfolios in any AB investment company. The Senior Officer noted that the Directors may want to ask the Adviser to establish a similar agreement for Tax-Aware Overlay B, C, N Portfolios and Overlay B Portfolio. The Senior Officer’s conclusion with respect to each Portfolio is based on an evaluation of all these factors noted in the Senior Officer’s evaluation and no single factor was dispositive.

Dated: November 18, 2016

46 Currently, the blend allocation of the diversified benchmark is the following: 18.67% All Cap Index, 3.44% MSCI EAFE Index, 0.88% MSCI Emerging Markets Index, 3.33% Custom RAS Index, 29.75% Bloomberg Barclays U.S. Aggregate Bond Index, 29.75% Bloomberg Barclays Global Aggregate Bond Index (hedged), 10.5% Bloomberg Barclays 1-10 Year TIPS Index, 2.48% MSCI ACWI ex U.S., 1.2% MSCI ACWI ex U.S. Small Cap.

47 Currently, the blend allocation of the diversified benchmark is the following: 38.28% All Cap Index, 7.38% MSCI EAFE Index, 1.64% MSCI Emerging Markets Index, 5.31% Custom RAS Index, 18.64% Bloomberg Barclays U.S. Aggregate Bond Index, 18.64% Bloomberg Barclays Global Aggregate Bond Index (hedged), 2.73% Bloomberg Barclays 1-10 Year TIPS Index, 4.92% MSCI ACWI ex U.S., 2.46% MSCI ACWI ex U.S. Small Cap.

48 Currently, the blend allocation of the diversified benchmark is the following: 51.36% All Cap Index, 9.2% MSCI EAFE Index, 2.03%% MSCI Emerging Markets Index, 6.63% Custom RAS Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays Global Aggregate Bond Index (hedged), 6.6% MSCI ACWI ex U.S., 4.18% MSCI ACWI ex U.S. Small Cap.

2016 Annual Report	169

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0916

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in
2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and Suzanne Brenner qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees**	Tax Fees*
U.S. Govt Short Duration Portfolio	2015	$781	$—	$3,695
	2016	$932	$—	$3,034

Short Duration Plus Portfolio	2015	$14,887	$—	$6,631
	2016	$16,422	$—	$6,689

Intermediate Duration Portfolio	2015	$66,893	$—	$43,274
	2016	$87,873	$—	$39,058

Short Duration NY Muni Portfolio	2015	$1,585	$—	4,210
	2016	$1,546	$—	4,928

Short Duration CA Muni Portfolio	2015	$708	$—	$3,752
	2016	$635	$—	$4,541

Short Duration Diversified Muni Portfolio	2015	$4,467	$—	$5,763
	2016	$4,832	$—	$6,125

New York Muni Portfolio	2015	$32,247	$1,667	$17,189
	2016	$44,393	$—	$19,309

California Muni Portfolio	2015	$24,349	$1,667	$12,868
	2016	$33,966	$—	$15,060

Diversified Muni Portfolio	2015	$87,607	$1,667	$48,313
	2016	$131,272	$—	$54,517

Tax-Managed International Portfolio	2015	$73,644	$—	$59,811
	2016	$99,505	$—	$55,554

International Portfolio	2015	$35,032	$—	$38,522
	2016	$45,751	$—	$30,550

Emerging Markets Portfolio	2015	$22,556	$—	$23,330
	2016	$28,197	$—	$17,870

Overlay A	2015	$49,356	$—	$74,402
	2016	$67,266	$—	$77,660

Tax-Aware Overlay A	2015	$40,383	$—	$76,866
	2016	$55,036	$—	$78,881

Overlay B	2015	$49,356	$—	$48,098
	2016	$67,266	$—	$46,762

Tax-Aware Overlay B	2015	$40,383	$—	$48,776
	2016	$55,036	$—	$48,800

Tax-Aware Overlay C	2015	$40,383	$—	$48,776
	2016	$55,036	$—	$48,360

Tax-Aware Overlay N	2015	$40,383	$—	$48,776
	2016	$55,036	$—	$48,325

*	Paid to Ernst & Young LLP.
**	The Audit-related fees for 2015 include $5,000.00 in relation to SAS 100 procedures performed for SCB NY, CA and Diversified Portfolios.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Govt Short Duration	2015	$7,872,299	$3,695
			$—
			$(3,695)
	2016	$9,256,645	$3,034
			$—
			$(3,034)

Short Duration Plus Portfolio	2015	$7,875,234	$6,631
			$—
			$(6,631)
	2016	$9,260,301	$6,689
			$—
			$(6,689)

Intermediate Duration Portfolio	2015	$7,911,877	$43,274
			$—
			$(43,274)
	2016	$9,292,669	$39,058
			$—
			$(39,058)

Short Duration NY Portfolio	2015	$7,877,023	$4,210
			—
			(4,210)
	2016	$9,258,539	$4,928
			—
			(4,928)

Short Duration CA Portfolio	2015	$7,872,355	$3,752
			$—
			$(3,752)
	2016	$9,258,152	$4,541
			$—
			$(4,541)

Short Duration Diversified Muni Portfolio	2015	$7,874,366	$5,763
			$—
			$(5,763)
	2016	$9,259,736	$6,125
			$—
			$(6,125)

New York Muni Portfolio	2015	$7,885,792	$17,189
			—
			(17,189)
	2016	$9,272,920	$19,309
			—
			(19,309)

California Muni Portfolio	2015	$7,881,472	$12,868
			$—
			$(12,868)
	2016	$9,268,671	$15,060
			$—
			$(15,060)

Diversified Muni Portfolio	2015	$7,916,917	$48,313
			$—
			$(48,313)
	2016	$9,308,129	$54,517
			$—
			$(54,517)

Tax-Managed International Portfolio	2015	$7,988,225	$59,811
			$—
			$(59,811)
	2016	$9,309,166	$55,554
			$—

International Portfolio	2015	$7,945,647	$38,522
			$—
			$(38,522)
	2016	$9,284,161	$30,550
			$—
			$(30,550)

Emerging Markets Portfolio	2015	$7,915,263	$23,330
			$—
			$(23,330)
	2016	$9,271,481	$17,870
			$—
			$(17,870)

Overlay A	2015	$7,943,005	$74,402
			$—
			$(74,402)
	2016	$9,331,271	$77,660
			$—
			$(77,660)

Tax-Aware Overlay A	2015	$7,945,469	$76,866
			$—
			$(76,866)
	2016	$9,332,492	$78,881
			$—
			$(78,881)

Overlay B	2015	$7,916,701	$48,098
			$—
			$(48,098)
	2016	$9,300,373	$46,762
			$—
			$(46,762)

Tax-Aware Overlay B	2015	$7,917,379	$48,776
			$—
			$(48,776)
	2016	$9,302,411	$48,800
			$—
			$(48,800)

Tax-Aware Overlay C	2015	$7,917,379	$48,776
			$—
			$(48,776)
	2016	$9,301,972	$48,360
			$—
			$(48,360)

Tax-Aware Overlay N	2015	$7,917,379	$48,776
			$—
			$(48,776)
	2016	$9,301,936	$48,325
			$—
			$(48,325)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Seth J. Masters
Seth J. Masters
President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Masters
Seth J. Masters
President

Date:	November 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2016